UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04681

Name of Registrant: Vanguard Bond Index Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2013 – June 30, 2013

Item 1: Reports to Shareholders

Semiannual Report | June 30, 2013

Vanguard Bond Index Funds

Vanguard Short-Term Bond Index Fund
Vanguard Intermediate-Term Bond Index Fund
Vanguard Long-Term Bond Index Fund

> All sectors of the U.S. investment-grade bond market posted negative returns for the half year as a sharp rise in interest rates drove down bond prices.

> The returns for the three Vanguard Bond Index Funds included in this report were negative as well. For the six months ended June 30, 2013, the returns for Investor Shares ranged from –0.58% for the Short-Term Bond Index Fund to –7.76% for the Long-Term Bond Index Fund.

> The performances of the three funds were roughly in line with those of their target indexes.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	4
Short-Term Bond Index Fund.	9
Intermediate-Term Bond Index Fund.	28
Long-Term Bond Index Fund.	48
About Your Fund’s Expenses.	65
Trustees Approve Advisory Arrangement.	68
Glossary.	69

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended June 30, 2013
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Short-Term Bond Index Fund
Investor Shares	0.61%	0.58%	-1.16%	-0.58%
Admiral™ Shares	0.71	0.63	-1.16	-0.53
Signal® Shares	0.71	0.63	-1.16	-0.53
Institutional Shares	0.74	0.64	-1.16	-0.52
Institutional Plus Shares	0.76	0.65	-1.16	-0.51
ETF Shares	0.71
Market Price				-0.56
Net Asset Value				-0.54
Barclays U.S. 1–5 Year Government/Credit Float Adjusted Index				-0.48
Spliced 1–5 Year Investment-Grade Debt Funds Average				-0.63
For a benchmark description, see the Glossary.
Spliced 1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper Inc.
Vanguard Intermediate-Term Bond Index Fund
Investor Shares	2.24%	1.33%	-4.99%	-3.66%
Admiral Shares	2.34	1.37	-4.99	-3.62
Signal Shares	2.34	1.37	-4.99	-3.62
Institutional Shares	2.37	1.39	-4.99	-3.60
Institutional Plus Shares	2.39	1.40	-4.99	-3.59
ETF Shares	2.34
Market Price				-3.96
Net Asset Value				-3.58
Barclays U.S. 5–10 Year Government/Credit Float Adjusted Index				-3.57
Spliced Intermediate Investment-Grade Debt Funds Average				-2.53

For a benchmark description, see the Glossary.

Spliced Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Signal Shares, Institutional Shares, and Institutional Plus Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138; 7,720,749; 7,925,573; 8,090,646.

1

Your Fund’s Total Returns

Six Months Ended June 30, 2013
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Long-Term Bond Index Fund
Investor Shares	4.18%	1.83%	-9.59%	-7.76%
Institutional Shares	4.31	1.89	-9.59	-7.70
Institutional Plus Shares	4.33	1.90	-9.59	-7.69
ETF Shares	4.28
Market Price				-7.68
Net Asset Value				-7.67
Barclays U.S. Long Government/Credit Float Adjusted Index				-7.97
Spliced Corporate A-Rated Debt Funds Average				-2.83

For a benchmark description, see the Glossary.

Spliced Corporate A-Rated Debt Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Signal Shares, Institutional Shares, and Institutional Plus Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138; 7,720,749; 7,925,573; 8,090,646.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

2

Your Fund’s Performance at a Glance

December 31, 2012, Through June 30, 2013
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Short-Term Bond Index Fund
Investor Shares	$10.63	$10.50	$0.062	$0.007
Admiral Shares	10.63	10.50	0.067	0.007
Signal Shares	10.63	10.50	0.067	0.007
Institutional Shares	10.63	10.50	0.068	0.007
Institutional Plus Shares	10.63	10.50	0.069	0.007
ETF Shares	80.94	80.03	0.422	0.054
Vanguard Intermediate-Term Bond Index Fund
Investor Shares	$11.96	$11.32	$0.164	$0.045
Admiral Shares	11.96	11.32	0.169	0.045
Signal Shares	11.96	11.32	0.169	0.045
Institutional Shares	11.96	11.32	0.171	0.045
Institutional Plus Shares	11.96	11.32	0.172	0.045
ETF Shares	88.07	83.60	1.040	0.333
Vanguard Long-Term Bond Index Fund
Investor Shares	$14.27	$12.88	$0.276	$0.023
Institutional Shares	14.27	12.88	0.285	0.023
Institutional Plus Shares	14.27	12.88	0.286	0.023
ETF Shares	93.73	84.94	1.566	0.151

3

Chairman’s Letter

Dear Shareholder,

Investment-grade bonds slid and stocks surged during the six-month period ended June 30, 2013, amid positive domestic economic data and an abrupt rise in interest rates. While bond returns initially sputtered along, they turned negative in May and retreated further in June in reaction to comments from Federal Reserve officials that further improvements in the economy might warrant an easing of the Fed’s bond-buying program before the end of the year.

The Fed’s timetable seemed to surprise some investors, who had anticipated that the central bank would wait longer before starting to scale back its bond purchases. As a result, investment-grade bond yields rose sharply and bond prices slumped (yields and prices move inversely to each other).

With price declines in investment-grade bonds outweighing the income they generated during the period, returns were negative for all three of the Bond Index Funds included in this report. As is usually the case, longer-term bonds proved more sensitive to the change in interest rates; the Long-Term Bond Index Fund returned –7.76%, the Intermediate-Term Bond Index Fund –3.66%, and the Short-Term Bond Index Fund –0.58%. (Returns here are for Investor Shares.)

The returns of all three funds were close to those of their target indexes. Small deviations—whether positive or negative—

4

may occur given the funds’ sampling approach to approximate the indexes as well as temporary pricing differences between the funds and their indexes.

The Short-Term Fund’s return was in line with the average return of its peer funds; the returns for the Intermediate-Term Fund and Long-Term Fund lagged their peer-group averages. Holding target-index levels of Treasuries and longer-term bonds hurt the two funds’ returns in this period as many of their actively managed counterparts had smaller allocations to these underperforming securities.

With bond prices falling, the funds’ yields moved higher. The 30-day SEC yield for Investor Shares rose to 0.61% on June 30 from 0.42% six months earlier for the Short-Term Fund; to 2.24% from 1.67% for the Intermediate-Term Fund; and to 4.18% from 3.52% for the Long-Term Fund.

Global stocks notched gains despite some recent turbulence
After staging a stellar performance for most of the first half of 2013, global stocks gave back some in June. Investors worldwide were rattled by the possibility of tighter monetary policy in the United States and signs of trouble in China’s economy.

U.S. stocks retrenched more than 1% in June but nevertheless returned about 14% for the six-month period. Developed markets in the Pacific region generally

Market Barometer
			Total Returns
		Periods Ended June 30, 2013
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	-2.44%	-0.69%	5.19%
Barclays Municipal Bond Index (Broad tax-exempt market)	-2.69	0.24	5.33
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.08	0.23

Stocks
Russell 1000 Index (Large-caps)	13.91%	21.24%	7.12%
Russell 2000 Index (Small-caps)	15.86	24.21	8.77
Russell 3000 Index (Broad U.S. market)	14.06	21.46	7.25
MSCI All Country World Index ex USA (International)	-0.04	13.63	-0.80

CPI
Consumer Price Index	1.70%	1.75%	1.31%

5

fared better than their European and emerging-market counterparts. Notably, Japanese stocks made a recovery in June from a sharp decline in May.

Bond market reacted to the prospect of less support from the Fed
The Federal Reserve continued to provide unprecedented stimulus to the economy during the six-month period. The federal funds target rate—the rate banks charge one another for overnight loans—remained anchored between 0.00% and 0.25% to keep short-term interest rates low. And the Fed’s bond-buying programs soaked up mortgage bonds and longer-dated U.S. Treasury securities at a rate of $85 billion per month to support the housing market and hold down borrowing costs.

These efforts helped to keep yields very low for much of the period, but as I mentioned earlier, bond market sentiment then soured and yields spiked after statements from some officials that better labor and housing data could lead to a reduction in the pace of the Fed’s bond-buying program—known as “quantitative easing”—before the end of 2013.

The effect was felt across the bond market, with the broad U.S. taxable bond market returning –2.44% for the half year and municipal bonds faring even worse (–2.69%). Returns from money market funds and savings accounts continued to hover near zero.

Expense Ratios
Your Fund Compared With Its Peer Group
							Peer
	Investor	Admiral	Signal	Institutional	Institutional	ETF	Group
	Shares	Shares	Shares	Shares	Plus Shares	Shares	Average
Short-Term Bond Index Fund	0.20%	0.10%	0.10%	0.07%	0.05%	0.10%	0.82%
Intermediate-Term Bond Index
Fund	0.20	0.10	0.10	0.07	0.05	0.10	0.86
Long-Term Bond Index Fund	0.20	—	—	0.07	0.05	0.10	0.97

The fund expense ratios shown are from the prospectus dated April 29, 2013, and represent estimated costs for the current fiscal year. For the six months ended June 30, 2013, the funds’ annualized expense ratios were: for the Short-Term Bond Index Fund, 0.20% for Investor Shares, 0.10% for Admiral Shares, 0.10% for Signal Shares, 0.07% for Institutional Shares, 0.05% for Institutional Plus Shares, and 0.10% for ETF Shares; for the Intermediate-Term Bond Index Fund, 0.20% for Investor Shares, 0.10% for Admiral Shares, 0.10% for Signal Shares, 0.07% for Institutional Shares, 0.05% for Institutional Plus Shares, and 0.10% for ETF Shares; and for the Long-Term Bond Index Fund, 0.20% for Investor Shares, 0.07% for Institutional Shares, 0.05% for Institutional Plus Shares, and 0.10% for ETF Shares. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2012.

Peer groups: For the Short-Term Bond Index Fund, 1–5 Year Investment-Grade Debt Funds; for the Intermediate-Term Bond Index Fund, Intermediate Investment-Grade Debt Funds; for the Long-Term Bond Index Fund, Corporate A-Rated Debt Funds.

6

Despite the negative market reaction, Vanguard’s chief economist, Joe Davis, pointed to a positive message in the Fed’s evolving stance. “The Federal Reserve is coming closer to the realization that the U.S. economy is stronger today than it was a year ago and so does not need the insurance, so to speak, of additional quantitative easing,” he said.

Investment-grade bonds were affected across the board
Investment-grade bonds, especially those with longer maturities, saw their yields rise and prices decline.

Yields of Treasuries, which accounted for more than one-third of the investment-grade bond market at the end of the period, finished higher across most of the maturity spectrum: The 3-year note, for example, moved up 29 basis points to 0.65%. (One basis point is one-hundredth of a percentage point.) And the 10-year note jumped 72 basis points to 2.47%, which, while still historically low, was its highest level since 2011. The resulting decline in prices put the overall return for Treasuries at –2.11% for the half year, although long-term securities posted losses more than three times greater than that.

Mortgage-backed securities, another big segment of the market, held up a little better than Treasuries because their duration was shorter (duration is a gauge of sensitivity to changes in interest rates). These securities, backed by pools of residential mortgages, returned –2.01% for the period.

Corporate bonds, about one-fifth of the investment-grade market, saw their yields rise even more than Treasuries. Returns varied significantly by credit quality as well as by sector and maturity, but as a whole they returned –3.41%. For these bonds, too, long-term bonds fared worse than their intermediate-term and short-term counterparts.

The generally higher yields available from lower-quality corporate bonds provided them with some support. Bonds rated Baa by Moody’s Investors Service (the lowest rating within the investment-grade category) returned –3.29%, while those rated Aaa returned –4.55%. Industrials and utilities were the laggards among sectors; financials benefited from a continuing rebound in sentiment toward the sector and further improvements in the balance sheets of issuers.

In pursuing investment goals, your long-term asset mix is key
When the financial markets were rattled in June by the prospect that the Fed might begin scaling back its massive bond-buying program, bond yields jumped (and so prices fell), and the stock market experienced some turmoil.

Volatility and increased uncertainty can tempt investors to deviate from their investment plan. In the mutual fund industry, for example, the recent rise in bond yields has led to net redemptions from bond funds as investors try to sidestep losses that might arise from a sustained climb in interest rates.

7

Keep in mind, however, that although interest rates remain low, nobody is certain what their next move will be—much less how financial markets will react to the change.

In fact, it’s precisely because short-term market movements are unpredictable that trying to time the markets often fails, as Vanguard and other researchers have found. A recent Vanguard research paper notes that although many investors alter their portfolios based on emotional reactions to market movements, investment success actually is “largely determined by the long-term mixture of assets in a portfolio.” (You can find the full report, Vanguard’s Framework for Constructing Diversified Portfolios, at vanguard.com/research.)

We continue to believe that sticking to a well-diversified portfolio of stocks, bonds, and money market instruments over the long haul—rather than making impulsive changes to try to avoid potential losses or capitalize on perceived opportunities—gives you the best chance of meeting your investment goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
July 16, 2013

8

Short-Term Bond Index Fund

Fund Profile
As of June 30, 2013

Share-Class Characteristics
	Investor	Admiral	Signal	Institutional	Institutional
	Shares	Shares	Shares	Shares	Plus Shares	ETF Shares
Ticker Symbol	VBISX	VBIRX	VBSSX	VBITX	VBIPX	BSV
Expense Ratio[1]	0.20%	0.10%	0.10%	0.07%	0.05%	0.10%
30-Day SEC Yield	0.61%	0.71%	0.71%	0.74%	0.76%	0.71%

Financial Attributes
		Barclays
		1–5 Year
		Gov/	Barclays
		Credit	Aggregate
		Float Adj	Float Adj
	Fund	Index	Index
Number of Bonds	1,650	2,759	8,413
Yield to Maturity
(before expenses)	0.9%	1.0%	2.3%
Average Coupon	1.9%	2.3%	3.4%
Average Duration	2.7 years	2.7 years	5.5 years
Average Effective
Maturity	2.8 years	2.8 years	7.4 years
Short-Term
Reserves	0.2%	—	—

Sector Diversification (% of portfolio)
Finance	10.0%
Foreign	6.8
Industrial	10.4
Treasury/Agency	71.3
Utilities	1.5

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.\

Volatility Measures
	Barclays
	1–5 Year
	Gov/
	Credit	Barclays
	Float Adj	Aggregate Float
	Index	Adj Index
R-Squared	0.98	0.70
Beta	1.00	0.38

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Credit Quality (% of portfolio)
U.S. Government	71.4%
Aaa	4.3
Aa	4.2
A	11.6
Baa	8.5

For information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.3%
1 - 3 Years	60.9
3 - 5 Years	38.8

1 The expense ratios shown are from the prospectus dated April 29, 2013, and represent estimated costs for the current fiscal year. For the six months ended June 30, 2013, the annualized expense ratios were 0.20% for Investor Shares, 0.10% for Admiral Shares, 0.10% for Signal Shares, 0.07% for Institutional Shares, 0.05% for Institutional Plus Shares, and 0.10% for ETF Shares.

9

Short-Term Bond Index Fund

Investment Focus

10

Short-Term Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 31, 2002, Through June 30, 2013
				Spliced
				Barclays
				1–5 Year
				Gov/Credit
			Investor Shares	FA Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2003	3.22%	0.15%	3.37%	3.35%
2004	2.98	-1.28	1.70	1.85
2005	3.48	-2.17	1.31	1.44
2006	4.39	-0.30	4.09	4.22
2007	4.79	2.43	7.22	7.27
2008	3.95	1.48	5.43	5.12
2009	2.91	1.37	4.28	4.62
2010	2.22	1.70	3.92	4.08
2011	1.85	1.11	2.96	3.13
2012	1.46	0.49	1.95	2.24
2013	0.58	-1.16	-0.58	-0.48
For a benchmark description, see the Glossary.
Note: For 2013, performance data reflect the six months ended June 30, 2013.

See Financial Highlights for dividend and capital gains information.

11

Short-Term Bond Index Fund

Average Annual Total Returns: Periods Ended June 30, 2013

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	3/1/1994	0.36%	3.19%	3.00%	0.25%	3.25%
Admiral Shares	11/12/2001	0.46	3.29	3.09	0.25	3.34
Signal Shares	3/30/2007	0.46	3.29	2.73[1]	1.12[1]	3.85[1]
Institutional Shares	9/27/2011	0.49	—	1.54[1]	-0.39[1]	1.15[1]
Institutional Plus Shares	9/29/2011	0.51	—	1.56[1]	-0.39[1]	1.17[1]
ETF Shares	4/3/2007
Market Price		0.38	3.23			3.851
Net Asset Value		0.45	3.29			3.851
1 Return since inception.

12

Short-Term Bond Index Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of June 30, 2013

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
United States Treasury Note/Bond	0.250%	2/28/15	719,873	719,311	2.4%
United States Treasury Note/Bond	2.250%	1/31/15	418,930	431,892	1.4%
United States Treasury Note/Bond	1.375%	6/30/18	423,475	423,077	1.4%
United States Treasury Note/Bond	2.625%	7/31/14	406,905	417,521	1.4%
United States Treasury Note/Bond	2.500%	3/31/15	398,813	413,956	1.4%
United States Treasury Note/Bond	0.375%	11/15/15	394,130	393,145	1.3%
United States Treasury Note/Bond	0.875%	4/30/17	380,374	378,354	1.2%
United States Treasury Note/Bond	0.625%	9/30/17	383,350	374,725	1.2%
United States Treasury Note/Bond	1.750%	5/31/16	363,300	374,653	1.2%
United States Treasury Note/Bond	0.625%	8/31/17	366,101	358,435	1.2%
United States Treasury Note/Bond	0.250%	8/31/14	354,015	354,181	1.2%
United States Treasury Note/Bond	0.750%	3/31/18	360,655	350,849	1.2%
United States Treasury Note/Bond	1.000%	5/31/18	355,427	349,097	1.2%
United States Treasury Note/Bond	0.125%	12/31/14	340,595	339,958	1.1%
United States Treasury Note/Bond	1.000%	3/31/17	331,015	331,223	1.1%
United States Treasury Note/Bond	0.625%	5/31/17	333,840	328,415	1.1%
United States Treasury Note/Bond	1.000%	9/30/16	325,105	327,238	1.1%
United States Treasury Note/Bond	2.375%	10/31/14	312,425	321,310	1.1%
United States Treasury Note/Bond	1.375%	11/30/15	310,445	316,992	1.0%
United States Treasury Note/Bond	0.250%	11/30/14	302,975	303,023	1.0%
United States Treasury Note/Bond	0.250%	5/15/16	303,775	300,452	1.0%
United States Treasury Note/Bond	1.250%	10/31/15	294,925	300,316	1.0%
United States Treasury Note/Bond	0.750%	2/28/18	306,115	298,462	1.0%
United States Treasury Note/Bond	0.750%	6/30/17	299,565	295,728	1.0%
United States Treasury Note/Bond	2.125%	11/30/14	286,565	294,176	1.0%
United States Treasury Note/Bond	2.375%	3/31/16	251,547	263,810	0.9%
United States Treasury Note/Bond	5.125%	5/15/16	233,020	262,802	0.9%
United States Treasury Note/Bond	2.375%	2/28/15	248,322	256,859	0.8%
United States Treasury Note/Bond	0.875%	12/31/16	256,791	256,591	0.8%
United States Treasury Note/Bond	0.250%	4/15/16	251,490	248,975	0.8%

13

Short-Term Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
United States Treasury Note/Bond	2.000%	1/31/16	235,350	244,176	0.8%
United States Treasury Note/Bond	0.250%	1/31/15	241,525	241,450	0.8%
United States Treasury Note/Bond	0.875%	2/28/17	241,280	240,602	0.8%
United States Treasury Note/Bond	0.625%	11/30/17	241,125	234,947	0.8%
United States Treasury Note/Bond	0.375%	4/15/15	231,725	231,906	0.8%
United States Treasury Note/Bond	1.500%	6/30/16	226,120	231,526	0.8%
United States Treasury Note/Bond	4.500%	2/15/16	206,058	227,179	0.8%
United States Treasury Note/Bond	1.000%	10/31/16	223,820	225,080	0.7%
United States Treasury Note/Bond	0.500%	6/15/16	222,850	221,876	0.7%
United States Treasury Note/Bond	2.000%	4/30/16	213,315	221,481	0.7%
United States Treasury Note/Bond	0.750%	12/31/17	223,235	218,317	0.7%
United States Treasury Note/Bond	0.500%	10/15/14	216,600	217,378	0.7%
United States Treasury Note/Bond	0.625%	4/30/18	223,730	216,110	0.7%
United States Treasury Note/Bond	2.125%	12/31/15	203,050	211,172	0.7%
United States Treasury Note/Bond	0.250%	8/15/15	210,505	209,716	0.7%
United States Treasury Note/Bond	0.375%	11/15/14	196,050	196,448	0.6%
United States Treasury Note/Bond	0.125%	7/31/14	194,551	194,399	0.6%
United States Treasury Note/Bond	0.250%	10/31/14	191,595	191,654	0.6%
United States Treasury Note/Bond	0.750%	10/31/17	191,684	188,000	0.6%
United States Treasury Note/Bond	2.125%	2/29/16	173,480	180,608	0.6%
United States Treasury
Note/Bond	0.125%–11.250%	7/15/14–5/15/18	4,292,177	4,379,747	14.4%
				19,109,298	63.0%
Agency Bonds and Notes
1 Federal Home Loan Banks	0.250%–5.625%	8/13/14–6/21/17	384,295	395,149	1.3%
2 Federal Home Loan
Mortgage Corp.	0.500%–5.500%	7/15/14–6/13/18	869,275	885,519	2.9%
2 Federal National
Mortgage Assn.	0.375%–5.250%	8/28/14–5/21/18	1,008,305	1,026,739	3.4%
Agency Bonds and Notes—Other †				86,860	0.3%
				2,394,267	7.9%
Total U.S. Government and Agency Obligations (Cost $21,465,181)				21,503,565	70.9%
Corporate Bonds
Finance
3 Banking †				2,254,093	7.4%
Brokerage †				54,155	0.2%
Finance Companies †				224,657	0.7%
3 Insurance †				332,211	1.1%
Other Finance †				15,291	0.1%
Real Estate Investment Trusts †				120,670	0.4%
				3,001,077	9.9%
Industrial
3 Basic Industry †				214,729	0.7%
3 Capital Goods †				280,652	0.9%
Communication †				465,046	1.5%
Consumer Cyclical †				477,812	1.6%
3 Consumer Noncyclical †				868,653	2.9%
Energy †				368,152	1.2%
Other Industrial †				941	0.0%
Technology †				378,241	1.3%
Transportation †				68,817	0.2%
				3,123,043	10.3%

14

Short-Term Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Utilities
Electric †				267,772	0.9%
3 Natural Gas †				165,342	0.6%
				433,114	1.5%
Total Corporate Bonds (Cost $6,520,520)				6,557,234	21.7%
Sovereign Bonds (U.S. Dollar-Denominated)
European Investment Bank	0.500%–5.125%	6/4/14–6/15/18	390,520	399,598	1.3%
FMS
Wertmanagement AoeR	0.625%–1.000%	4/18/16–11/21/17	13,275	13,113	0.0%
4 KFW	0.500%–5.125%	3/10/14–6/11/18	277,525	282,819	0.9%
4 Landwirtschaftliche
Rentenbank	0.875%–5.125%	7/15/15–4/4/18	51,615	53,549	0.2%
Sovereign Bonds (U.S. Dollar-Denominated)—Other †				1,258,017	4.2%
Total Sovereign Bonds (Cost $1,989,591)				2,007,096	6.6%
Taxable Municipal Bonds (Cost $32,390) †				32,494	0.1%

			Shares
Temporary Cash Investment
Money Market Fund
5 Vanguard Market Liquidity Fund
(Cost $59,620)	0.127%		59,619,761	59,620	0.2%
Total Investments (Cost $30,067,302)				30,160,009	99.5%
Other Assets and Liabilities
Other Assets				998,150	3.3%
Liabilities				(839,431)	(2.8%)
				158,719	0.5%
Net Assets				30,318,728	100.0%

At June 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	30,152,267
Undistributed Net Investment Income	11,821
Accumulated Net Realized Gains	61,933
Unrealized Appreciation (Depreciation)	92,707
Net Assets	30,318,728

Investor Shares—Net Assets
Applicable to 279,621,967 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,934,882
Net Asset Value Per Share—Investor Shares	$10.50

Admiral Shares—Net Assets
Applicable to 431,317,217 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,527,059
Net Asset Value Per Share—Admiral Shares	$10.50

15

Short-Term Bond Index Fund

Amount
($000)
Signal Shares—Net Assets
Applicable to 601,066,564 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	6,308,738
Net Asset Value Per Share—Signal Shares	$10.50

Institutional Shares—Net Assets
Applicable to 239,164,420 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,510,241
Net Asset Value Per Share—Institutional Shares	$10.50

Institutional Plus Shares—Net Assets
Applicable to 155,534,587 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,632,474
Net Asset Value Per Share—Institutional Plus Shares	$10.50

ETF Shares—Net Assets
Applicable to 155,012,541 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	12,405,334
Net Asset Value Per Share—ETF Shares	$80.03

See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2013, the aggregate value of these securities was $84,954,000, representing 0.3% of net assets.
4 Guaranteed by the Federal Republic of Germany.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

16

Short-Term Bond Index Fund

Statement of Operations

Six Months Ended
June 30, 2013
($000)
Investment Income
Income
Interest[1]	191,478
Total Income	191,478
Expenses
The Vanguard Group—Note B
Investment Advisory Services	461
Management and Administrative—Investor Shares	2,516
Management and Administrative—Admiral Shares	1,649
Management and Administrative—Signal Shares	1,915
Management and Administrative—Institutional Shares	463
Management and Administrative—Institutional Plus Shares	171
Management and Administrative—ETF Shares	3,864
Marketing and Distribution—Investor Shares	459
Marketing and Distribution—Admiral Shares	479
Marketing and Distribution—Signal Shares	827
Marketing and Distribution—Institutional Shares	376
Marketing and Distribution—Institutional Plus Shares	115
Marketing and Distribution—ETF Shares	1,423
Custodian Fees	46
Shareholders’ Reports—Investor Shares	9
Shareholders’ Reports—Admiral Shares	6
Shareholders’ Reports—Signal Shares	15
Shareholders’ Reports—Institutional Shares	2
Shareholders’ Reports—Institutional Plus Shares	9
Shareholders’ Reports—ETF Shares	8
Trustees’ Fees and Expenses	18
Total Expenses	14,831
Net Investment Income	176,647
Realized Net Gain (Loss) on Investment Securities Sold	64,940
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(412,354)
Net Increase (Decrease) in Net Assets Resulting from Operations	(170,767)
1 Interest income from an affiliated company of the fund was $129,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Short-Term Bond Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	176,647	383,420
Realized Net Gain (Loss)	64,940	104,486
Change in Unrealized Appreciation (Depreciation)	(412,354)	8,573
Net Increase (Decrease) in Net Assets Resulting from Operations	(170,767)	496,479
Distributions
Net Investment Income
Investor Shares	(17,850)	(49,436)
Admiral Shares	(28,188)	(65,391)
Signal Shares	(36,327)	(93,749)
Institutional Shares	(16,555)	(31,404)
Institutional Plus Shares	(8,414)	(15,421)
ETF Shares	(57,492)	(128,019)
Realized Capital Gain[1]
Investor Shares	(2,028)	(9,652)
Admiral Shares	(2,958)	(13,105)
Signal Shares	(3,723)	(17,059)
Institutional Shares	(1,643)	(7,652)
Institutional Plus Shares	(837)	(3,157)
ETF Shares	(7,676)	(27,398)
Total Distributions	(183,691)	(461,443)
Capital Share Transactions
Investor Shares	(213,105)	(623,500)
Admiral Shares	181,915	301,045
Signal Shares	814,967	(1,013,087)
Institutional Shares	(108,733)	1,808,508
Institutional Plus Shares	545,454	391,065
ETF Shares	3,248,518	1,802,077
Net Increase (Decrease) from Capital Share Transactions	4,469,016	2,666,108
Total Increase (Decrease)	4,114,558	2,701,144
Net Assets
Beginning of Period	26,204,170	23,503,026
End of Period[2]	30,318,728	26,204,170

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $2,695,000 and $12,122,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $11,821,000 and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Short-Term Bond Index Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.63	$10.61	$10.55	$10.42	$10.28	$10.13
Investment Operations
Net Investment Income	. 062.153		.193	. 229	. 293	. 389
Net Realized and Unrealized Gain (Loss)
on Investments	(.123)	. 052.117		.177	.141	.150
Total from Investment Operations	(. 061)	. 205	. 310	. 406	. 434	. 539
Distributions
Dividends from Net Investment Income	(. 062)	(.153)	(.193)	(. 229)	(. 293)	(. 389)
Distributions from Realized Capital Gains	(. 007)	(. 032)	(. 057)	(. 047)	(. 001)	—
Total Distributions	(. 069)	(.185)	(. 250)	(. 276)	(. 294)	(. 389)
Net Asset Value, End of Period	$10.50	$10.63	$10.61	$10.55	$10.42	$10.28

Total Return[1]	-0.58%	1.95%	2.96%	3.92%	4.28%	5.43%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,935	$3,185	$3,802	$4,226	$5,283	$3,680
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.22%	0.22%	0.22%	0.19%
Ratio of Net Investment Income to
Average Net Assets	1.17%	1.44%	1.81%	2.15%	2.78%	3.79%
Portfolio Turnover Rate[2]	56%	51%	67%	58%	77%	101%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Short-Term Bond Index Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.63	$10.61	$10.55	$10.42	$10.28	$10.13
Investment Operations
Net Investment Income	. 067.164		. 205	. 240	. 303	. 397
Net Realized and Unrealized Gain (Loss)
on Investments	(.123)	. 052.117		.177	.141	.150
Total from Investment Operations	(. 056)	. 216	. 322	. 417	. 444	. 547
Distributions
Dividends from Net Investment Income	(. 067)	(.164)	(. 205)	(. 240)	(. 303)	(. 397)
Distributions from Realized Capital Gains	(. 007)	(. 032)	(. 057)	(. 047)	(. 001)	—
Total Distributions	(. 074)	(.196)	(. 262)	(. 287)	(. 304)	(. 397)
Net Asset Value, End of Period	$10.50	$10.63	$10.61	$10.55	$10.42	$10.28

Total Return[1]	-0.53%	2.05%	3.08%	4.03%	4.38%	5.51%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,527	$4,401	$4,094	$3,766	$1,961	$1,632
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.11%	0.11%	0.12%	0.11%
Ratio of Net Investment Income to
Average Net Assets	1.27%	1.54%	1.92%	2.26%	2.88%	3.87%
Portfolio Turnover Rate[2]	56%	51%	67%	58%	77%	101%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Short-Term Bond Index Fund

Financial Highlights

Signal Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.63	$10.61	$10.55	$10.42	$10.28	$10.13
Investment Operations
Net Investment Income	. 067.164		. 205	. 240	. 303	. 397
Net Realized and Unrealized Gain (Loss)
on Investments	(.123)	. 052.117		.177	.141	.150
Total from Investment Operations	(. 056)	. 216	. 322	. 417	. 444	. 547
Distributions
Dividends from Net Investment Income	(. 067)	(.164)	(. 205)	(. 240)	(. 303)	(. 397)
Distributions from Realized Capital Gains	(. 007)	(. 032)	(. 057)	(. 047)	(. 001)	—
Total Distributions	(. 074)	(.196)	(. 262)	(. 287)	(. 304)	(. 397)
Net Asset Value, End of Period	$10.50	$10.63	$10.61	$10.55	$10.42	$10.28

Total Return	-0.53%	2.05%	3.08%	4.03%	4.38%	5.51%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,309	$5,570	$6,571	$6,987	$5,080	$3,212
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.11%	0.11%	0.12%	0.11%
Ratio of Net Investment Income to
Average Net Assets	1.27%	1.54%	1.92%	2.26%	2.88%	3.87%
Portfolio Turnover Rate[1]	56%	51%	67%	58%	77%	101%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Short-Term Bond Index Fund

Financial Highlights

Institutional Shares
	Six Months	Year	Sept. 27,
	Ended	Ended	2011[1] to
	June 30,	Dec. 31,	Dec. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011
Net Asset Value, Beginning of Period	$10.63	$10.61	$10.66
Investment Operations
Net Investment Income	.068	.167	.050
Net Realized and Unrealized Gain (Loss) on Investments	(.123)	.052	(.001)
Total from Investment Operations	(.055)	.219	.049
Distributions
Dividends from Net Investment Income	(.068)	(.167)	(.050)
Distributions from Realized Capital Gains	(.007)	(.032)	(.049)
Total Distributions	(.075)	(.199)	(.099)
Net Asset Value, End of Period	$10.50	$10.63	$10.61

Total Return	-0.52%	2.08%	0.47%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,510	$2,652	$843
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%[2]
Ratio of Net Investment Income to Average Net Assets	1.30%	1.57%	1.96%[2]
Portfolio Turnover Rate[3]	56%	51%	67%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Short-Term Bond Index Fund

Financial Highlights

Institutional Plus Shares
	Six Months	Year	Sept. 29,
	Ended	Ended	2011[1] to
	June 30,	Dec. 31,	Dec. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011
Net Asset Value, Beginning of Period	$10.63	$10.61	$10.66
Investment Operations
Net Investment Income	.069	.169	.051
Net Realized and Unrealized Gain (Loss) on Investments	(.123)	.052	(.001)
Total from Investment Operations	(.054)	.221	.050
Distributions
Dividends from Net Investment Income	(.069)	(.169)	(.051)
Distributions from Realized Capital Gains	(.007)	(.032)	(.049)
Total Distributions	(.076)	(.201)	(.100)
Net Asset Value, End of Period	$10.50	$10.63	$10.61

Total Return	-0.51%	2.10%	0.47%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,632	$1,103	$711
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.05%[2]
Ratio of Net Investment Income to Average Net Assets	1.32%	1.59%	1.98%[2]
Portfolio Turnover Rate[3]	56%	51%	67%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Short-Term Bond Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$80.94	$80.80	$80.35	$79.35	$78.13	$76.88
Investment Operations
Net Investment Income	. 499	1.239	1.538	1.796	2.196	2.886
Net Realized and Unrealized Gain (Loss)
on Investments	(. 933)	. 384	. 885	1.359	1.228	1.250
Total from Investment Operations	(. 434)	1.623	2.423	3.155	3.424	4.136
Distributions
Dividends from Net Investment Income	(. 422)	(1.239)	(1.538)	(1.796)	(2.196)	(2.886)
Distributions from Realized Capital Gains	(. 054)	(. 244)	(. 435)	(. 359)	(. 008)	—
Total Distributions	(. 476)	(1.483)	(1.973)	(2.155)	(2.204)	(2.886)
Net Asset Value, End of Period	$80.03	$80.94	$80.80	$80.35	$79.35	$78.13

Total Return	-0.54%	2.02%	3.04%	4.00%	4.44%	5.48%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,405	$9,292	$7,482	$5,640	$3,682	$1,149
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.11%	0.11%	0.12%	0.10%
Ratio of Net Investment Income to
Average Net Assets	1.27%	1.54%	1.92%	2.26%	2.88%	3.88%
Portfolio Turnover Rate[1]	56%	51%	67%	58%	77%	101%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Short-Term Bond Index Fund

Notes to Financial Statements

Vanguard Short-Term Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers six classes of shares: Investor Shares, Admiral Shares, Signal Shares, Institutional Shares, Institutional Plus Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares, Signal Shares, Institutional Shares, and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2009–2012), and for the period ended June 30, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily by all share classes except ETF Shares, and paid on the first business day of the following month. Monthly income dividends from ETF Shares, and annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

4. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2013, the fund had contributed capital of $3,678,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.47% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

25

Short-Term Bond Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of June 30, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	21,503,565	—
Corporate Bonds	—	6,557,234	—
Sovereign Bonds	—	2,007,096	—
Taxable Municipal Bonds	—	32,494	—
Temporary Cash Investments	59,620	—	—
Total	59,620	30,100,389	—

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended June 30, 2013, the fund realized $1,630,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

At June 30, 2013, the cost of investment securities for tax purposes was $30,067,302,000. Net unrealized appreciation of investment securities for tax purposes was $92,707,000, consisting of unrealized gains of $270,086,000 on securities that had risen in value since their purchase and $177,379,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2013, the fund purchased $3,006,325,000 of investment securities and sold $1,773,543,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $9,514,177,000 and $6,237,693,000, respectively. Total purchases and sales include $3,339,888,000 and $142,747,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

26

Short-Term Bond Index Fund

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		June 30, 2013	December 31, 2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	489,858	46,220	1,073,476	100,830
Issued in Lieu of Cash Distributions	17,208	1,624	51,290	4,819
Redeemed	(720,171)	(67,943)	(1,748,266)	(164,319)
Net Increase (Decrease)—Investor Shares	(213,105)	(20,099)	(623,500)	(58,670)
Admiral Shares
Issued	1,059,798	100,018	1,583,609	148,773
Issued in Lieu of Cash Distributions	28,077	2,651	70,682	6,640
Redeemed	(905,960)	(85,525)	(1,353,246)	(127,149)
Net Increase (Decrease) —Admiral Shares	181,915	17,144	301,045	28,264
Signal Shares
Issued	2,081,620	196,410	2,635,608	247,718
Issued in Lieu of Cash Distributions	30,508	2,880	87,941	8,262
Redeemed	(1,297,161)	(122,418)	(3,736,636)	(351,155)
Net Increase (Decrease) —Signal Shares	814,967	76,872	(1,013,087)	(95,175)
Institutional Shares
Issued	731,505	68,978	2,468,762	232,108
Issued in Lieu of Cash Distributions	16,107	1,521	35,498	3,335
Redeemed	(856,345)	(80,883)	(695,752)	(65,307)
Net Increase (Decrease) —Institutional Shares	(108,733)	(10,384)	1,808,508	170,136
Institutional Plus Shares
Issued	679,343	64,391	640,671	60,257
Issued in Lieu of Cash Distributions	8,094	764	16,304	1,532
Redeemed	(141,983)	(13,458)	(265,910)	(24,975)
Net Increase (Decrease) —Institutional Plus Shares	545,454	51,697	391,065	36,814
ETF Shares
Issued	3,377,982	41,800	1,972,000	24,313
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(129,464)	(1,600)	(169,923)	(2,100)
Net Increase (Decrease)—ETF Shares	3,248,518	40,200	1,802,077	22,213

G. In preparing the financial statements as of June 30, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

27

Intermediate-Term Bond Index Fund

Fund Profile
As of June 30, 2013

Share-Class Characteristics
	Investor	Admiral	Signal	Institutional	Institutional
	Shares	Shares	Shares	Shares	Plus Shares	ETF Shares
Ticker Symbol	VBIIX	VBILX	VIBSX	VBIMX	VBIUX	BIV
Expense Ratio[1]	0.20%	0.10%	0.10%	0.07%	0.05%	0.10%
30-Day SEC Yield	2.24%	2.34%	2.34%	2.37%	2.39%	2.34%

Financial Attributes
		Barclays
		5–10 Year
		Gov/	Barclays
		Credit	Aggregate
		Float Adj	Float Adj
	Fund	Index	Index
Number of Bonds	1,496	1,923	8,413
Yield to Maturity
(before expenses)	2.7%	2.8%	2.3%
Average Coupon	3.6%	3.5%	3.4%
Average Duration	6.6 years	6.5 years	5.5 years
Average Effective
Maturity	7.3 years	7.4 years	7.4 years
Short-Term
Reserves	0.0%	—	—

Sector Diversification (% of portfolio)
Finance	11.9%
Foreign	7.2
Industrial	24.7
Treasury/Agency	52.0
Utilities	4.1
Other	0.1

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays
	5–10 Year
	Gov/
	Credit	Barclays
	Float Adj	Aggregate Float
	Index	Adj Index
R-Squared	1.00	0.96
Beta	1.01	1.57

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Credit Quality (% of portfolio)
U.S. Government	51.9%
Aaa	2.2
Aa	4.5
A	18.9
Baa	22.5

For information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.1%
1 - 3 Years	0.2
3 - 5 Years	2.4
5 - 10 Years	97.3

1 The expense ratios shown are from the prospectus dated April 29, 2013, and represent estimated costs for the current fiscal year. For the six months ended June 30, 2013, the annualized expense ratios were 0.20% for Investor Shares, 0.10% for Admiral Shares, 0.10% for Signal Shares, 0.07% for Institutional Shares, 0.05% for Institutional Plus Shares, and 0.10% for ETF Shares.

28

Intermediate-Term Bond Index Fund

Investment Focus

29

Intermediate-Term Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 31, 2002, Through June 30, 2013
				Spliced
				Barclays
				5–10 Year
				Gov/Credit
			Investor Shares	FA Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2003	5.05%	0.60%	5.65%	5.97%
2004	4.87	0.35	5.22	5.30
2005	4.64	-2.89	1.75	1.83
2006	4.97	-1.06	3.91	3.81
2007	5.17	2.44	7.61	7.55
2008	4.93	0.00	4.93	5.06
2009	4.69	2.10	6.79	6.50
2010	4.26	5.11	9.37	9.44
2011	4.01	6.61	10.62	10.79
2012	3.23	3.68	6.91	7.22
2013	1.33	-4.99	-3.66	-3.57
For a benchmark description, see the Glossary.
Note: For 2013, performance data reflect the six months ended June 30, 2013.

See Financial Highlights for dividend and capital gains information.

30

Intermediate-Term Bond Index Fund

Average Annual Total Returns: Periods Ended June 30, 2013

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	3/1/1994	-0.89%	6.71%	4.44%	0.75%	5.19%
Admiral Shares	11/12/2001	-0.79	6.82	4.53	0.75	5.28
Signal Shares	6/4/2007	-0.79	6.82	4.29[1]	2.61[1]	6.90[1]
Institutional Shares	1/26/2006	-0.76	6.86	4.47[1]	1.90[1]	6.37[1]
Institutional Plus Shares	11/30/2011	-0.74	—	3.20[1]	0.01[1]	3.21[1]
ETF Shares	4/3/2007
Market Price		-1.16	6.67			6.551
Net Asset Value		-0.75	6.81			6.581
1 Return since inception.

31

Intermediate-Term Bond Index Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of June 30, 2013

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
United States Treasury Note/Bond	3.625%	2/15/20	449,472	501,089	3.1%
United States Treasury Note/Bond	3.500%	5/15/20	440,300	486,875	3.0%
United States Treasury Note/Bond	3.625%	8/15/19	436,740	486,214	3.0%
United States Treasury Note/Bond	3.125%	5/15/19	396,640	430,231	2.7%
United States Treasury Note/Bond	2.000%	2/15/23	434,885	418,307	2.6%
United States Treasury Note/Bond	1.750%	5/15/23	421,230	394,246	2.5%
United States Treasury Note/Bond	2.625%	8/15/20	352,135	367,763	2.3%
United States Treasury Note/Bond	3.625%	2/15/21	325,130	361,200	2.2%
United States Treasury Note/Bond	3.750%	11/15/18	293,555	328,048	2.0%
United States Treasury Note/Bond	1.625%	11/15/22	350,265	326,731	2.0%
United States Treasury Note/Bond	2.625%	11/15/20	311,542	324,443	2.0%
United States Treasury Note/Bond	3.125%	5/15/21	281,968	302,588	1.9%
United States Treasury Note/Bond	3.375%	11/15/19	240,524	264,502	1.6%
United States Treasury Note/Bond	4.000%	8/15/18	230,495	260,171	1.6%
United States Treasury Note/Bond	1.750%	5/15/22	247,930	236,230	1.5%
United States Treasury Note/Bond	1.625%	8/15/22	234,057	219,466	1.4%
United States Treasury Note/Bond	2.000%	11/15/21	201,930	198,301	1.2%
United States Treasury Note/Bond	1.250%	2/29/20	183,736	176,732	1.1%
United States Treasury Note/Bond	1.875%	6/30/20	164,125	163,406	1.0%
United States Treasury Note/Bond	1.375%	5/31/20	164,785	158,915	1.0%
United States Treasury Note/Bond	3.875%	5/15/18	137,550	154,034	1.0%
United States Treasury Note/Bond	2.125%	8/15/21	139,318	138,665	0.9%
United States Treasury Note/Bond	3.500%	2/15/18	124,678	137,146	0.9%
United States Treasury Note/Bond	2.000%	2/15/22	129,695	126,756	0.8%
United States Treasury Note/Bond	2.750%	2/15/19	105,070	111,785	0.7%
United States Treasury Note/Bond	1.000%	8/31/19	110,150	105,417	0.7%
United States Treasury Note/Bond	1.000%	11/30/19	72,275	68,820	0.4%
United States Treasury Note/Bond	1.250%	10/31/19	70,650	68,509	0.4%
United States Treasury Note/Bond	2.250%	7/31/18	65,080	67,744	0.4%
United States Treasury Note/Bond	8.875%	2/15/19	47,350	66,186	0.4%
United States Treasury Note/Bond	1.500%	3/31/19	59,000	58,650	0.4%

32

Intermediate-Term Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
United States Treasury Note/Bond	1.125%	5/31/19	53,800	52,186	0.3%
United States Treasury Note/Bond	1.250%	4/30/19	49,025	47,983	0.3%
United States Treasury Note/Bond	4.750%	8/15/17	30,660	35,182	0.2%
United States Treasury Note/Bond	1.125%	4/30/20	36,950	35,114	0.2%
United States Treasury Note/Bond	1.125%	12/31/19	36,616	35,066	0.2%
United States Treasury Note/Bond	1.750%	10/31/18	30,420	30,833	0.2%
United States Treasury
Note/Bond	1.000%–8.750%	8/31/18–11/15/21	92,516	101,645	0.6%
				7,847,179	48.7%
Agency Bonds and Notes
1 Federal Home Loan Mortgage Corp.	1.250%	10/2/19	68,820	65,166	0.4%
1 Federal Home Loan Mortgage Corp.	2.375%	1/13/22	56,885	55,164	0.3%
1 Federal Home Loan Mortgage Corp.	3.750%	3/27/19	32,035	35,179	0.2%
1 Federal Home Loan Mortgage Corp.	1.375%	5/1/20	30,000	28,287	0.2%
1 Federal Home Loan Mortgage Corp.	1.750%	5/30/19	27,825	27,447	0.2%
1 Federal Home Loan Mortgage Corp.	1.250%	8/1/19	22,000	20,947	0.1%
1 Federal National Mortgage Assn.	0.000%	10/9/19	47,300	39,793	0.3%
Agency Bonds and Notes—Other †				193,662	1.2%
				465,645	2.9%
Total U.S. Government and Agency Obligations (Cost $8,143,572)				8,312,824	51.6%
[2]Asset-Backed/Commercial Mortgage-Backed Securities (Cost $7,391) †				8,346	0.1%
Corporate Bonds
Finance
Banking
Bank of America Corp.	5.625%	7/1/20	31,645	34,825	0.2%
JPMorgan Chase & Co.	4.250%	10/15/20	27,525	28,597	0.2%
2 Banking—Other †				1,000,960	6.2%
Brokerage †				71,045	0.4%
Finance Companies †				142,795	0.9%
2 Insurance †				351,346	2.2%
Other Finance †				9,278	0.1%
2 Real Estate Investment Trusts †				243,849	1.5%
				1,882,695	11.7%
Industrial
2 Basic Industry †				522,938	3.2%
2 Capital Goods †				401,417	2.5%
2 Communication †				550,185	3.4%
2 Consumer Cyclical †				407,660	2.5%
Consumer Noncyclical
Pfizer Inc.	6.200%	3/15/19	27,100	32,689	0.2%
2 Consumer Noncyclical—Other †				958,424	6.0%
Energy †				521,544	3.2%
2 Other Industrial †				11,847	0.1%
Technology †				364,462	2.3%
2 Transportation †				153,947	1.0%
				3,925,113	24.4%
Utilities
Electric †				375,501	2.3%
Natural Gas †				268,632	1.7%
Other Utility †				5,191	0.0%
				649,324	4.0%
Total Corporate Bonds (Cost $6,355,869)				6,457,132	40.1%

33

Intermediate-Term Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Sovereign Bonds (U.S. Dollar-Denominated)
Federative Republic of Brazil	4.875%	1/22/21	32,500	34,825	0.2%
3 KFW	2.000%–4.875%	7/16/18–1/17/23	146,935	150,560	0.9%
3 Landwirtschaftliche
Rentenbank	1.375%–1.875%	9/17/18–10/23/19	13,175	13,156	0.1%
Petrobras International
Finance Co. - Pifco	5.375%	1/27/21	30,540	30,879	0.2%
Republic of Poland	5.000%	3/23/22	26,475	28,491	0.2%
United Mexican States	5.950%	3/19/19	24,825	28,387	0.2%
2 Sovereign Bonds (U.S. Dollar-Denominated)—Other †				828,967	5.1%
Total Sovereign Bonds (Cost $1,117,507)				1,115,265	6.9%
Taxable Municipal Bonds (Cost $42,728) †				43,852	0.2%

			Shares
Temporary Cash Investment
Money Market Fund
4 Vanguard Market Liquidity Fund
(Cost $3,549)	0.127%		3,549,200	3,549	0.0%
Total Investments (Cost $15,670,616)				15,940,968	98.9%
Other Assets and Liabilities
Other Assets				641,533	4.0%
Liabilities				(470,239)	(2.9%)
				171,294	1.1%
Net Assets				16,112,262	100.0%

At June 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	15,655,294
Undistributed Net Investment Income	10,574
Accumulated Net Realized Gains	176,042
Unrealized Appreciation (Depreciation)	270,352
Net Assets	16,112,262

Investor Shares—Net Assets
Applicable to 161,110,544 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,824,381
Net Asset Value Per Share—Investor Shares	$11.32

Admiral Shares—Net Assets
Applicable to 506,755,674 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,738,366
Net Asset Value Per Share—Admiral Shares	$11.32

34

Intermediate-Term Bond Index Fund

Amount
($000)
Signal Shares—Net Assets
Applicable to 248,405,622 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,812,880
Net Asset Value Per Share—Signal Shares	$11.32

Institutional Shares—Net Assets
Applicable to 106,425,175 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,205,123
Net Asset Value Per Share—Institutional Shares	$11.32

Institutional Plus Shares—Net Assets
Applicable to 20,310,596 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	229,992
Net Asset Value Per Share—Institutional Plus Shares	$11.32

ETF Shares—Net Assets
Applicable to 51,454,060 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,301,520
Net Asset Value Per Share—ETF Shares	$83.60

See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
2 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2013, the aggregate value of these securities was $119,232,000, representing 0.7% of net assets.
3 Guaranteed by the Federal Republic of Germany.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

35

Intermediate-Term Bond Index Fund

Statement of Operations

Six Months Ended
June 30, 2013
($000)
Investment Income
Income
Interest[1]	252,892
Total Income	252,892
Expenses
The Vanguard Group—Note B
Investment Advisory Services	294
Management and Administrative—Investor Shares	1,654
Management and Administrative—Admiral Shares	2,373
Management and Administrative—Signal Shares	967
Management and Administrative—Institutional Shares	241
Management and Administrative—Institutional Plus Shares	32
Management and Administrative—ETF Shares	1,462
Marketing and Distribution—Investor Shares	305
Marketing and Distribution—Admiral Shares	536
Marketing and Distribution—Signal Shares	451
Marketing and Distribution—Institutional Shares	154
Marketing and Distribution—Institutional Plus Shares	22
Marketing and Distribution—ETF Shares	637
Custodian Fees	42
Shareholders’ Reports—Investor Shares	9
Shareholders’ Reports—Admiral Shares	5
Shareholders’ Reports—Signal Shares	9
Shareholders’ Reports—Institutional Shares	2
Shareholders’ Reports—Institutional Plus Shares	—
Shareholders’ Reports—ETF Shares	21
Trustees’ Fees and Expenses	12
Total Expenses	9,228
Net Investment Income	243,664
Realized Net Gain (Loss)
Investment Securities Sold	183,443
Futures Contracts	(154)
Realized Net Gain (Loss)	183,289
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(1,040,331)
Futures Contracts	115
Change in Unrealized Appreciation (Depreciation)	(1,040,216)
Net Increase (Decrease) in Net Assets Resulting from Operations	(613,263)
1 Interest income from an affiliated company of the fund was $80,000.
See accompanying Notes, which are an integral part of the Financial Statements.

36

Intermediate-Term Bond Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	243,664	494,691
Realized Net Gain (Loss)	183,289	405,012
Change in Unrealized Appreciation (Depreciation)	(1,040,216)	147,983
Net Increase (Decrease) in Net Assets Resulting from Operations	(613,263)	1,047,686
Distributions
Net Investment Income
Investor Shares	(28,037)	(66,242)
Admiral Shares	(87,806)	(184,117)
Signal Shares	(42,988)	(97,850)
Institutional Shares	(17,557)	(27,544)
Institutional Plus Shares	(3,481)	(4,606)
ETF Shares	(53,221)	(114,332)
Realized Capital Gain[1]
Investor Shares	(7,720)	(42,277)
Admiral Shares	(23,211)	(122,475)
Signal Shares	(11,202)	(62,514)
Institutional Shares	(4,663)	(20,935)
Institutional Plus Shares	(908)	(4,379)
ETF Shares	(16,867)	(84,354)
Total Distributions	(297,661)	(831,625)
Capital Share Transactions
Investor Shares	(188,690)	(44,277)
Admiral Shares	(183,413)	849,221
Signal Shares	(132,842)	365,265
Institutional Shares	118,157	456,712
Institutional Plus Shares	3,627	132,663
ETF Shares	179,743	1,535,345
Net Increase (Decrease) from Capital Share Transactions	(203,418)	3,294,929
Total Increase (Decrease)	(1,114,342)	3,510,990
Net Assets
Beginning of Period	17,226,604	13,715,614
End of Period[2]	16,112,262	17,226,604

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $5,740,000 and $26,422,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $10,574,000 and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

37

Intermediate-Term Bond Index Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.96	$11.77	$11.21	$10.72	$10.50	$10.50
Investment Operations
Net Investment Income	.164	. 370	. 425	. 448	. 474	. 498
Net Realized and Unrealized Gain (Loss)
on Investments	(. 595)	. 432.738		. 547	. 220	—
Total from Investment Operations	(. 431)	. 802	1.163	. 995	. 694	. 498
Distributions
Dividends from Net Investment Income	(.164)	(. 370)	(. 425)	(. 448)	(. 474)	(. 498)
Distributions from Realized Capital Gains	(. 045)	(. 242)	(.178)	(. 057)	—	—
Total Distributions	(. 209)	(. 612)	(. 603)	(. 505)	(. 474)	(. 498)
Net Asset Value, End of Period	$11.32	$11.96	$11.77	$11.21	$10.72	$10.50

Total Return[1]	-3.66%	6.91%	10.62%	9.37%	6.79%	4.93%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,824	$2,120	$2,129	$2,378	$3,479	$3,318
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.22%	0.22%	0.22%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.79%	3.07%	3.65%	3.97%	4.50%	4.81%
Portfolio Turnover Rate[2]	70%	65%	61%	46%	72%	89%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

38

Intermediate-Term Bond Index Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.96	$11.77	$11.21	$10.72	$10.50	$10.50
Investment Operations
Net Investment Income	.169	. 381	. 437	. 461	. 485	. 506
Net Realized and Unrealized Gain (Loss)
on Investments	(. 595)	. 432.738		. 547	. 220	—
Total from Investment Operations	(. 426)	. 813	1.175	1.008	.705	. 506
Distributions
Dividends from Net Investment Income	(.169)	(. 381)	(. 437)	(. 461)	(. 485)	(. 506)
Distributions from Realized Capital Gains	(. 045)	(. 242)	(.178)	(. 057)	—	—
Total Distributions	(. 214)	(. 623)	(. 615)	(. 518)	(. 485)	(. 506)
Net Asset Value, End of Period	$11.32	$11.96	$11.77	$11.21	$10.72	$10.50

Total Return[1]	-3.62%	7.02%	10.74%	9.49%	6.89%	5.01%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,738	$6,252	$5,320	$4,623	$2,508	$2,458
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.11%	0.11%	0.12%	0.11%
Ratio of Net Investment Income to
Average Net Assets	2.89%	3.17%	3.76%	4.08%	4.60%	4.89%
Portfolio Turnover Rate[2]	70%	65%	61%	46%	72%	89%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

39

Intermediate-Term Bond Index Fund

Financial Highlights

Signal Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.96	$11.77	$11.21	$10.72	$10.50	$10.50
Investment Operations
Net Investment Income	.169	. 381	. 437	. 461	. 485	. 506
Net Realized and Unrealized Gain (Loss)
on Investments	(. 595)	. 432.738		. 547	. 220	—
Total from Investment Operations	(. 426)	. 813	1.175	1.008	.705	. 506
Distributions
Dividends from Net Investment Income	(.169)	(. 381)	(. 437)	(. 461)	(. 485)	(. 506)
Distributions from Realized Capital Gains	(. 045)	(. 242)	(.178)	(. 057)	—	—
Total Distributions	(. 214)	(. 623)	(. 615)	(. 518)	(. 485)	(. 506)
Net Asset Value, End of Period	$11.32	$11.96	$11.77	$11.21	$10.72	$10.50

Total Return	-3.62%	7.02%	10.74%	9.49%	6.89%	5.01%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,813	$3,106	$2,690	$2,255	$1,918	$1,720
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.11%	0.11%	0.12%	0.11%
Ratio of Net Investment Income to
Average Net Assets	2.89%	3.17%	3.76%	4.08%	4.60%	4.89%
Portfolio Turnover Rate[1]	70%	65%	61%	46%	72%	89%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF creation units.

See accompanying Notes, which are an integral part of the Financial Statements.

40

Intermediate-Term Bond Index Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.96	$11.77	$11.21	$10.72	$10.50	$10.50
Investment Operations
Net Investment Income	.171	. 385	. 442	. 465	. 490	. 510
Net Realized and Unrealized Gain (Loss)
on Investments	(. 595)	. 432.738		. 547	. 220	—
Total from Investment Operations	(. 424)	. 817	1.180	1.012	.710	. 510
Distributions
Dividends from Net Investment Income	(.171)	(. 385)	(. 442)	(. 465)	(. 490)	(. 510)
Distributions from Realized Capital Gains	(. 045)	(. 242)	(.178)	(. 057)	—	—
Total Distributions	(. 216)	(. 627)	(. 620)	(. 522)	(. 490)	(. 510)
Net Asset Value, End of Period	$11.32	$11.96	$11.77	$11.21	$10.72	$10.50

Total Return	-3.60%	7.05%	10.78%	9.53%	6.95%	5.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,205	$1,154	$689	$582	$522	$508
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to
Average Net Assets	2.92%	3.20%	3.80%	4.12%	4.65%	4.93%
Portfolio Turnover Rate[1]	70%	65%	61%	46%	72%	89%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

41

Intermediate-Term Bond Index Fund

Financial Highlights

Institutional Plus Shares
	Six Months	Year	Nov. 30,
	Ended	Ended	2011[1] to
	June 30,	Dec. 31,	Dec. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011
Net Asset Value, Beginning of Period	$11.96	$11.77	$11.73
Investment Operations
Net Investment Income	.172	.388	.072
Net Realized and Unrealized Gain (Loss) on Investments	(.595)	.432	.178
Total from Investment Operations	(.423)	.820	.250
Distributions
Dividends from Net Investment Income	(.172)	(.388)	(.072)
Distributions from Realized Capital Gains	(.045)	(.242)	(.138)
Total Distributions	(.217)	(.630)	(.210)
Net Asset Value, End of Period	$11.32	$11.96	$11.77

Total Return	-3.59%	7.07%	1.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$230	$239	$107
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.05%[2]
Ratio of Net Investment Income to Average Net Assets	2.94%	3.22%	3.82%[2]
Portfolio Turnover Rate[3]	70%	65%	61%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF creation units.

See accompanying Notes, which are an integral part of the Financial Statements.

42

Intermediate-Term Bond Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$88.07	$86.63	$82.56	$78.85	$77.19	$76.96
Investment Operations
Net Investment Income	1.245	2.764	3.183	3.326	3.474	3.537
Net Realized and Unrealized Gain (Loss)
on Investments	(4.342)	3.225	5.383	4.131	1.660	. 230
Total from Investment Operations	(3.097)	5.989	8.566	7.457	5.134	3.767
Distributions
Dividends from Net Investment Income	(1.040)	(2.764)	(3.183)	(3.326)	(3.474)	(3.537)
Distributions from Realized Capital Gains	(. 333)	(1.785)	(1.313)	(. 421)	—	—
Total Distributions	(1.373)	(4.549)	(4.496)	(3.747)	(3.474)	(3.537)
Net Asset Value, End of Period	$83.60	$88.07	$86.63	$82.56	$78.85	$77.19

Total Return	-3.58%	7.02%	10.62%	9.55%	6.82%	5.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,302	$4,356	$2,781	$1,932	$1,230	$617
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.11%	0.11%	0.12%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.89%	3.17%	3.76%	4.08%	4.60%	4.90%
Portfolio Turnover Rate[1]	70%	65%	61%	46%	72%	89%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

43

Intermediate-Term Bond Index Fund

Notes to Financial Statements

Vanguard Intermediate-Term Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers six classes of shares: Investor Shares, Admiral Shares, Signal Shares, Institutional Shares, Institutional Plus Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares, Signal Shares, Institutional Shares, and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses). Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

44

Intermediate-Term Bond Index Fund

During the six months ended June 30, 2013, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values. The fund had no open futures contracts at June 30, 2013.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2009–2012), and for the period ended June 30, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily by all share classes except ETF Shares, and paid on the first business day of the following month. Monthly income dividends from ETF Shares, and annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2013, the fund had contributed capital of $2,068,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.83% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

45

Intermediate-Term Bond Index Fund

The following table summarizes the market value of the fund’s investments as of June 30, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	8,312,824	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	8,346	—
Corporate Bonds	—	6,457,132	—
Sovereign Bonds	—	1,115,265	—
Taxable Municipal Bonds	—	43,852	—
Temporary Cash Investments	3,549	—	—
Total	3,549	15,937,419	—

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended June 30, 2013, the fund realized $6,354,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

At June 30, 2013, the cost of investment securities for tax purposes was $15,670,616,000. Net unrealized appreciation of investment securities for tax purposes was $270,352,000, consisting of unrealized gains of $570,268,000 on securities that had risen in value since their purchase and $299,916,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2013, the fund purchased $1,730,026,000 of investment securities and sold $1,751,953,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $4,434,746,000 and $4,585,367,000, respectively. Total purchases and sales include $293,189,000 and $116,400,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

46

Intermediate-Term Bond Index Fund

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		June 30, 2013	December 31, 2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	229,515	19,386	685,594	57,212
Issued in Lieu of Cash Distributions	31,229	2,649	95,907	8,005
Redeemed	(449,434)	(38,190)	(825,778)	(68,890)
Net Increase (Decrease) —Investor Shares	(188,690)	(16,155)	(44,277)	(3,673)
Admiral Shares
Issued	676,809	57,128	1,516,192	126,289
Issued in Lieu of Cash Distributions	97,716	8,290	271,409	22,648
Redeemed	(957,938)	(81,412)	(938,380)	(78,309)
Net Increase (Decrease) —Admiral Shares	(183,413)	(15,994)	849,221	70,628
Signal Shares
Issued	491,651	41,611	1,399,412	116,921
Issued in Lieu of Cash Distributions	43,983	3,731	133,047	11,102
Redeemed	(668,476)	(56,667)	(1,167,194)	(96,955)
Net Increase (Decrease)—Signal Shares	(132,842)	(11,325)	365,265	31,068
Institutional Shares
Issued	282,087	23,787	613,776	50,882
Issued in Lieu of Cash Distributions	20,834	1,768	44,475	3,710
Redeemed	(184,764)	(15,598)	(201,539)	(16,651)
Net Increase (Decrease) —Institutional Shares	118,157	9,957	456,712	37,941
Institutional Plus Shares
Issued	24,609	2,078	138,285	11,387
Issued in Lieu of Cash Distributions	4,386	372	8,983	749
Redeemed	(25,368)	(2,149)	(14,605)	(1,216)
Net Increase (Decrease) —Institutional Plus Shares	3,627	301	132,663	10,920
ETF Shares
Issued	297,755	3,400	1,650,916	18,654
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(118,012)	(1,400)	(115,571)	(1,300)
Net Increase (Decrease)—ETF Shares	179,743	2,000	1,535,345	17,354

G. In preparing the financial statements as of June 30, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

47

Long-Term Bond Index Fund

Fund Profile
As of June 30, 2013

Share-Class Characteristics
	Investor	Institutional	Institutional
	Shares	Shares	Plus Shares	ETF Shares
Ticker Symbol	VBLTX	VBLLX	VBLIX	BLV
Expense Ratio[1]	0.20%	0.07%	0.05%	0.10%
30-Day SEC Yield	4.18%	4.31%	4.33%	4.28%

Financial Attributes
		Barclays
		Long
		Gov/	Barclays
		Credit	Aggregate
		Float Adj	Float Adj
	Fund	Index	Index
Number of Bonds	1,563	1,773	8,413
Yield to Maturity
(before expenses)	4.5%	4.5%	2.3%
Average Coupon	5.4%	5.4%	3.4%
Average Duration	14.1 years	14.1 years	5.5 years
Average Effective
Maturity	24.0 years	24.1 years	7.4 years
Short-Term
Reserves	0.0%	—	—

Sector Diversification (% of portfolio)
Finance	8.7%
Foreign	14.1
Industrial	30.2
Treasury/Agency	38.3
Utilities	8.5
Other	0.2

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays
	Long
	Gov/
	Credit	Barclays
	Float Adj	Aggregate Float
	Index	Adj Index
R-Squared	0.99	0.79
Beta	1.02	3.04

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Credit Quality (% of portfolio)
U.S. Government	38.3%
Aaa	1.7
Aa	7.3
A	25.2
Baa	27.5

For information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.2%
1 - 3 Years	0.2
5 - 10 Years	1.2
10 - 20 Years	25.2
20 - 30 Years	70.9
Over 30 Years	2.3

1 The expense ratios shown are from the prospectus dated April 29, 2013, and represent estimated costs for the current fiscal year. For the six months ended June 30, 2013, the annualized expense ratios were 0.20% for Investor Shares, 0.07% for Institutional Shares, 0.05% for Institutional Plus Shares, and 0.10% for ETF Shares.

48

Long-Term Bond Index Fund

Investment Focus

49

Long-Term Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 31, 2002, Through June 30, 2013
				Spliced
				Barclays
				Long
				Gov/Credit
			Investor Shares	FA Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2003	5.47%	0.03%	5.50%	5.87%
2004	5.62	2.78	8.40	8.56
2005	5.15	0.17	5.32	5.34
2006	5.29	-2.62	2.67	2.71
2007	5.55	1.04	6.59	6.60
2008	5.81	2.83	8.64	8.44
2009	5.27	-3.51	1.76	1.92
2010	5.21	5.06	10.27	10.16
2011	5.51	16.55	22.06	22.49
2012	4.23	4.26	8.49	8.79
2013	1.83	-9.59	-7.76	-7.97
For a benchmark description, see the Glossary.
Note: For 2013, performance data reflect the six months ended June 30, 2013.

See Financial Highlights for dividend and capital gains information.

50

Long-Term Bond Index Fund

Average Annual Total Returns: Periods Ended June 30, 2013

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	3/1/1994	-4.84%	8.35%	5.17%	0.98%	6.15%
Institutional Shares	2/2/2006	-4.72	8.51	5.27[1]	1.84[1]	7.11[1]
Institutional Plus Shares	10/6/2011	-4.70	—	4.23[1]	-1.97[1]	2.26[1]
ETF Shares	4/3/2007
Market Price		-5.15	8.39			7.631
Net Asset Value		-4.72	8.44			7.621
1 Return since inception.

51

Long-Term Bond Index Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of June 30, 2013

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
United States Treasury Note/Bond	4.250%	11/15/40	108,350	124,704	2.2%
United States Treasury Note/Bond	3.125%	2/15/43	133,180	124,461	2.2%
United States Treasury Note/Bond	2.750%	8/15/42	127,823	110,467	2.0%
United States Treasury Note/Bond	4.375%	5/15/40	91,578	107,504	1.9%
United States Treasury Note/Bond	4.750%	2/15/41	84,305	104,868	1.9%
United States Treasury Note/Bond	4.625%	2/15/40	80,151	97,747	1.7%
United States Treasury Note/Bond	4.375%	5/15/41	80,200	94,160	1.7%
United States Treasury Note/Bond	4.375%	11/15/39	79,225	92,990	1.6%
United States Treasury Note/Bond	3.125%	11/15/41	97,390	91,409	1.6%
United States Treasury Note/Bond	2.750%	11/15/42	98,755	85,269	1.5%
United States Treasury Note/Bond	3.000%	5/15/42	84,315	76,951	1.4%
United States Treasury Note/Bond	3.875%	8/15/40	65,280	70,635	1.2%
United States Treasury Note/Bond	5.375%	2/15/31	53,375	69,521	1.2%
United States Treasury Note/Bond	6.875%	8/15/25	46,390	66,381	1.2%
United States Treasury Note/Bond	6.125%	8/15/29	43,840	60,965	1.1%
United States Treasury Note/Bond	4.250%	5/15/39	52,953	60,945	1.1%
United States Treasury Note/Bond	2.875%	5/15/43	64,450	57,109	1.0%
United States Treasury Note/Bond	3.500%	2/15/39	54,845	55,796	1.0%
United States Treasury Note/Bond	5.500%	8/15/28	39,680	51,621	0.9%
United States Treasury Note/Bond	4.500%	5/15/38	42,240	50,451	0.9%
United States Treasury Note/Bond	5.250%	11/15/28	36,905	46,898	0.8%
United States Treasury Note/Bond	6.250%	8/15/23	34,475	46,229	0.8%
United States Treasury Note/Bond	3.125%	2/15/42	47,973	44,975	0.8%
United States Treasury Note/Bond	1.750%	5/15/23	27,655	25,883	0.5%
United States Treasury Note/Bond	6.500%	11/15/26	16,735	23,526	0.4%
United States Treasury Note/Bond	6.750%	8/15/26	14,685	21,018	0.4%
United States Treasury Note/Bond	7.500%	11/15/24	13,895	20,598	0.4%
United States Treasury Note/Bond	4.500%	8/15/39	17,031	20,379	0.4%
United States Treasury Note/Bond	6.250%	5/15/30	11,055	15,658	0.3%
United States Treasury
Note/Bond	1.750%–7.625%	5/15/22–8/15/41	19,688	25,688	0.4%
				1,944,806	34.5%

52

Long-Term Bond Index Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
Agency Bonds and Notes
1	Federal Home Loan Mortgage Corp.	6.750%	3/15/31	16,460	22,670	0.4%
1	Federal National Mortgage Assn.	6.250%	5/15/29	11,900	15,430	0.3%
1	Federal National Mortgage Assn.	7.125%	1/15/30	9,075	12,780	0.2%
1	Federal National Mortgage Assn.	6.625%	11/15/30	9,355	12,719	0.2%
1	Federal National Mortgage Assn.	7.250%	5/15/30	8,835	12,644	0.2%
[1,2]	Federal National
	Mortgage Assn.	5.625%–6.210%	4/18/36–8/6/38	7,650	9,386	0.2%
	Agency Bonds and Notes—Other †				88,500	1.6%
					174,129	3.1%
Total U.S. Government and Agency Obligations (Cost $2,051,025)					2,118,935	37.6%
Corporate Bonds
Finance
	Banking
	Goldman Sachs Group Inc.	6.750%	10/1/37	15,690	16,046	0.3%
3	Banking—Other †				212,942	3.7%
	Brokerage †				3,510	0.1%
	Finance Companies
	General Electric Capital Corp.	5.875%	1/14/38	19,225	21,180	0.4%
	General Electric Capital Corp.	6.750%	3/15/32	16,530	19,879	0.4%
	General Electric Capital Corp.	6.875%	1/10/39	10,400	12,844	0.2%
	General Electric Capital Corp.	6.150%	8/7/37	5,630	6,418	0.1%
	Insurance
2	American International Group Inc.	8.175%	5/15/68	10,575	12,985	0.2%
	Berkshire Hathaway
	Finance Corp.	4.300%–5.750%	1/15/40–5/15/43	5,425	5,591	0.1%
	Berkshire Hathaway Inc.	4.500%	2/11/43	3,050	2,846	0.1%
	Insurance—Other †				158,997	2.8%
	Real Estate Investment Trusts †				13,447	0.2%
					486,685	8.6%
Industrial
	Basic Industry
	Lubrizol Corp.	6.500%	10/1/34	925	1,172	0.0%
3	Basic Industry—Other †				154,462	2.8%
	Capital Goods
	General Electric Co.	4.125%	10/9/42	6,000	5,570	0.1%
3	Capital Goods—Other †				122,019	2.2%
	Communication
	Ameritech Capital Funding Corp.	6.550%	1/15/28	1,000	1,089	0.0%
	AT&T Corp.	6.500%–8.000%	3/15/29–11/15/31	4,165	5,593	0.1%
	AT&T Inc.	4.300%–6.800%	6/15/34–6/15/45	54,121	56,684	1.0%
	AT&T Mobility LLC	7.125%	12/15/31	1,950	2,516	0.0%
	Bellsouth Capital Funding Corp.	7.875%	2/15/30	3,043	3,805	0.1%
	BellSouth Corp.	6.000%–6.875%	10/15/31–11/15/34	4,071	4,446	0.1%
	BellSouth
	Telecommunications Inc.	0.000%–6.375%	6/1/28–12/15/95	3,725	4,058	0.1%
	British Telecommunications plc	9.625%	12/15/30	7,775	11,665	0.2%
	Deutsche Telekom International
	Finance BV	8.750%	6/15/30	10,075	13,929	0.2%
	New Cingular Wireless Services Inc.	8.750%	3/1/31	2,215	3,192	0.1%
	Pacific Bell Telephone Co.	7.125%	3/15/26	572	696	0.0%
	Communication—Other †				271,259	4.8%
	Consumer Cyclical
	Wal-Mart Stores Inc.	6.500%	8/15/37	8,525	10,781	0.2%

53

Long-Term Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
3 Consumer Cyclical—Other †				217,087	3.8%
3 Consumer Noncyclical †				375,890	6.7%
Energy †				228,669	4.1%
Other Industrial †				7,541	0.1%
Technology †				95,381	1.7%
Transportation
2 BNSF Funding Trust I	6.613%	12/15/55	850	973	0.0%
Burlington Northern
Santa Fe LLC	4.375%–7.950%	12/15/25–3/15/43	17,140	18,404	0.3%
3 Transportation—Other †				67,694	1.2%
				1,684,575	29.9%
Utilities
Electric
MidAmerican Energy Co.	5.750%–6.750%	12/30/31–10/15/36	2,945	3,588	0.1%
MidAmerican Energy
Holdings Co.	5.950%–8.480%	9/15/28–9/15/37	11,490	13,177	0.2%
Pacific Gas & Electric Co.	6.050%	3/1/34	10,040	11,715	0.2%
PacifiCorp	4.100%–7.700%	11/15/31–2/1/42	9,843	11,178	0.2%
Electric—Other †				300,788	5.4%
3 Natural Gas †				130,868	2.3%
Other Utility †				5,914	0.1%
				477,228	8.5%
Total Corporate Bonds (Cost $2,566,210)				2,648,488	47.0%
Sovereign Bonds (U.S. Dollar-Denominated)
Federative Republic of Brazil	10.125%	5/15/27	8,800	13,596	0.2%
2 Federative Republic
of Brazil	5.625%–11.000%	4/15/24–1/7/41	41,670	51,263	0.9%
Pemex Project Funding
Master Trust	6.625%	6/15/35–6/15/38	8,695	9,118	0.2%
3 Petroleos Mexicanos	5.500%–6.500%	6/2/41–6/27/44	14,075	13,625	0.2%
Republic of Philippines	6.375%	10/23/34	9,350	11,184	0.2%
Republic of Turkey	7.375%	2/5/25	9,400	11,233	0.2%
United Mexican States	6.050%	1/11/40	15,045	16,452	0.3%
United Mexican States	4.750%	3/8/44	16,715	15,089	0.3%
United Mexican States	5.750%–8.300%	8/15/31–10/12/10	17,075	19,807	0.4%
Sovereign Bonds (U.S. Dollar-Denominated)—Other †				271,930	4.8%
Total Sovereign Bonds (Cost $447,796)				433,297	7.7%
Taxable Municipal Bonds
California GO	7.500%	4/1/34	8,280	10,793	0.2%
Illinois GO	5.100%	6/1/33	20,130	18,982	0.3%
Taxable Municipal Bonds—Other †				333,221	5.9%
Total Taxable Municipal Bonds (Cost $335,561)				362,996	6.4%

			Shares
Temporary Cash Investment
Money Market Fund
4 Vanguard Market Liquidity Fund
(Cost $1,825)	0.127%		1,824,767	1,825	0.1%
Total Investments (Cost $5,402,417)				5,565,541	98.8%

54

Long-Term Bond Index Fund

	Market	Percentage
	Value	of Net
	($000)	Assets
Other Assets and Liabilities
Other Assets	168,673	3.0%
Liabilities	(98,360)	(1.8%)
	70,313	1.2%
Net Assets	5,635,854	100.0%

At June 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	5,474,889
Undistributed Net Investment Income	2,513
Accumulated Net Realized Losses	(4,672)
Unrealized Appreciation (Depreciation)	163,124
Net Assets	5,635,854

Investor Shares—Net Assets
Applicable to 178,309,708 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,296,976
Net Asset Value Per Share—Investor Shares	$12.88

Institutional Shares—Net Assets
Applicable to 126,518,532 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,629,900
Net Asset Value Per Share—Institutional Shares	$12.88

Institutional Plus Shares—Net Assets
Applicable to 79,253,840 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,020,951
Net Asset Value Per Share—Institutional Plus Shares	$12.88

ETF Shares—Net Assets
Applicable to 8,100,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	688,027
Net Asset Value Per Share—ETF Shares	$84.94

See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2013, the aggregate value of these securities was $33,395,000, representing 0.6% of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
See accompanying Notes, which are an integral part of the Financial Statements.

55

Long-Term Bond Index Fund

Statement of Operations

Six Months Ended
June 30, 2013
($000)
Investment Income
Income
Interest[1]	122,694
Total Income	122,694
Expenses
The Vanguard Group—Note B
Investment Advisory Services	99
Management and Administrative—Investor Shares	2,286
Management and Administrative—Institutional Shares	330
Management and Administrative—Institutional Plus Shares	96
Management and Administrative—ETF Shares	242
Marketing and Distribution—Investor Shares	328
Marketing and Distribution—Institutional Shares	209
Marketing and Distribution—Institutional Plus Shares	82
Marketing and Distribution—ETF Shares	117
Custodian Fees	15
Shareholders’ Reports—Investor Shares	—
Shareholders’ Reports—Institutional Shares	1
Shareholders’ Reports—Institutional Plus Shares	—
Shareholders’ Reports—ETF Shares	8
Trustees’ Fees and Expenses	4
Total Expenses	3,817
Net Investment Income	118,877
Realized Net Gain (Loss) on Investment Securities Sold	22,605
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(622,073)
Net Increase (Decrease) in Net Assets Resulting from Operations	(480,591)
1 Interest income from an affiliated company of the fund was $19,000.

See accompanying Notes, which are an integral part of the Financial Statements.

56

Long-Term Bond Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	118,877	223,101
Realized Net Gain (Loss)	22,605	164,814
Change in Unrealized Appreciation (Depreciation)	(622,073)	60,925
Net Increase (Decrease) in Net Assets Resulting from Operations	(480,591)	448,840
Distributions
Net Investment Income
Investor Shares	(53,512)	(112,809)
Institutional Shares	(33,901)	(56,818)
Institutional Plus Shares	(15,692)	(24,405)
ETF Shares	(13,259)	(29,069)
Realized Capital Gain[1]
Investor Shares	(4,474)	(45,929)
Institutional Shares	(2,680)	(23,876)
Institutional Plus Shares	(936)	(6,776)
ETF Shares	(1,238)	(12,833)
Total Distributions	(125,692)	(312,515)
Capital Share Transactions
Investor Shares	(342,132)	111,752
Institutional Shares	225,878	371,209
Institutional Plus Shares	693,995	(41,665)
ETF Shares	(44,878)	279,376
Net Increase (Decrease) from Capital Share Transactions	532,863	720,672
Total Increase (Decrease)	(73,420)	856,997
Net Assets
Beginning of Period	5,709,274	4,852,277
End of Period[2]	5,635,854	5,709,274

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $811,144 and $16,561,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $2,513,000 and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

57

Long-Term Bond Index Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$14.27	$13.91	$12.04	$11.56	$11.98	$11.65
Investment Operations
Net Investment Income	. 276	. 570	. 587	. 595	. 608	. 618
Net Realized and Unrealized Gain (Loss)
on Investments	(1.367)	. 591	1.991	. 583	(. 420)	. 330
Total from Investment Operations	(1.091)	1.161	2.578	1.178	.188	. 948
Distributions
Dividends from Net Investment Income	(. 276)	(. 570)	(. 587)	(. 595)	(. 608)	(. 618)
Distributions from Realized Capital Gains	(. 023)	(. 231)	(.121)	(.103)	—	—
Total Distributions	(. 299)	(. 801)	(.708)	(. 698)	(. 608)	(. 618)
Net Asset Value, End of Period	$12.88	$14.27	$13.91	$12.04	$11.56	$11.98

Total Return[1]	-7.76%	8.49%	22.06%	10.27%	1.76%	8.64%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,297	$2,904	$2,727	$2,250	$2,049	$2,518
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.22%	0.22%	0.22%	0.19%
Ratio of Net Investment Income to
Average Net Assets	4.01%	4.00%	4.62%	4.87%	5.33%	5.49%
Portfolio Turnover Rate[2]	58%	41%	45%	54%	69%	67%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

58

Long-Term Bond Index Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$14.27	$13.91	$12.04	$11.56	$11.98	$11.65
Investment Operations
Net Investment Income	. 285	. 589	. 606	. 613	. 625	. 632
Net Realized and Unrealized Gain (Loss)
on Investments	(1.367)	. 591	1.991	. 583	(. 420)	. 330
Total from Investment Operations	(1.082)	1.180	2.597	1.196	. 205	. 962
Distributions
Dividends from Net Investment Income	(. 285)	(. 589)	(. 606)	(. 613)	(. 625)	(. 632)
Distributions from Realized Capital Gains	(. 023)	(. 231)	(.121)	(.103)	—	—
Total Distributions	(. 308)	(. 820)	(.727)	(.716)	(. 625)	(. 632)
Net Asset Value, End of Period	$12.88	$14.27	$13.91	$12.04	$11.56	$11.98

Total Return	-7.70%	8.63%	22.24%	10.44%	1.91%	8.77%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,630	$1,576	$1,174	$1,229	$509	$388
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to
Average Net Assets	4.14%	4.13%	4.77%	5.02%	5.48%	5.61%
Portfolio Turnover Rate[1]	58%	41%	45%	54%	69%	67%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

59

Long-Term Bond Index Fund

Financial Highlights

Institutional Plus Shares
	Six Months	Year	Oct. 6,
	Ended	Ended	2011[1] to
	June 30,	Dec. 31,	Dec. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011
Net Asset Value, Beginning of Period	$14.27	$13.91	$13.69
Investment Operations
Net Investment Income	.286	.592	.152
Net Realized and Unrealized Gain (Loss) on Investments	(1.367)	.591	.341
Total from Investment Operations	(1.081)	1.183	.493
Distributions
Dividends from Net Investment Income	(.286)	(.592)	(.152)
Distributions from Realized Capital Gains	(.023)	(.231)	(.121)
Total Distributions	(.309)	(.823)	(.273)
Net Asset Value, End of Period	$12.88	$14.27	$13.91

Total Return	-7.69%	8.65%	3.64%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,021	$424	$440
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.05%[2]
Ratio of Net Investment Income to Average Net Assets	4.16%	4.15%	4.79%[2]
Portfolio Turnover Rate[3]	58%	41%	45%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

60

Long-Term Bond Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$93.73	$91.40	$79.07	$75.91	$78.66	$76.38
Investment Operations
Net Investment Income	1.876	3.790	3.904	3.954	4.005	4.004
Net Realized and Unrealized Gain (Loss)
on Investments	(8.949)	3.851	13.127	3.836	(2.750)	2.280
Total from Investment Operations	(7.073)	7.641	17.031	7.790	1.255	6.284
Distributions
Dividends from Net Investment Income	(1.566)	(3.790)	(3.904)	(3.954)	(4.005)	(4.004)
Distributions from Realized Capital Gains	(.151)	(1.521)	(.797)	(. 676)	—	—
Total Distributions	(1.717)	(5.311)	(4.701)	(4.630)	(4.005)	(4.004)
Net Asset Value, End of Period	$84.94	$93.73	$91.40	$79.07	$75.91	$78.66

Total Return	-7.67%	8.49%	22.18%	10.36%	1.79%	8.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$688	$806	$512	$324	$311	$149
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.11%	0.11%	0.12%	0.10%
Ratio of Net Investment Income to
Average Net Assets	4.11%	4.10%	4.73%	4.98%	5.43%	5.58%
Portfolio Turnover Rate[1]	58%	41%	45%	54%	69%	67%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

61

Long-Term Bond Index Fund

Notes to Financial Statements

Vanguard Long-Term Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers four classes of shares: Investor Shares, Institutional Shares, Institutional Plus Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2009–2012), and for the period ended June 30, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily by all share classes except ETF Shares, and paid on the first business day of the following month. Monthly income dividends from ETF Shares, and annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

4. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2013, the fund had contributed capital of $744,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.30% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

62

Long-Term Bond Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of June 30, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	2,118,935	—
Corporate Bonds	—	2,648,488	—
Sovereign Bonds	—	433,297	—
Taxable Municipal Bonds	—	362,996	—
Temporary Cash Investments	1,825	—	—
Total	1,825	5,563,716	—

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended June 30, 2013, the fund realized $26,796,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

At June 30, 2013, the cost of investment securities for tax purposes was $5,402,417,000. Net unrealized appreciation of investment securities for tax purposes was $163,124,000, consisting of unrealized gains of $323,883,000 on securities that had risen in value since their purchase and $160,759,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2013, the fund purchased $851,828,000 of investment securities and sold $358,274,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,510,688,000 and $1,481,416,000, respectively. Total purchases and sales include $110,361,000 and $155,508,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

63

Long-Term Bond Index Fund

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		June 30, 2013	December 31, 2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	266,877	19,186	864,958	60,629
Issued in Lieu of Cash Distributions	50,347	3,660	138,563	9,703
Redeemed	(659,356)	(48,106)	(891,769)	(62,746)
Net Increase (Decrease) —Investor Shares	(342,132)	(25,260)	111,752	7,586
Institutional Shares
Issued	291,884	20,991	538,584	38,068
Issued in Lieu of Cash Distributions	33,366	2,430	74,915	5,242
Redeemed	(99,372)	(7,365)	(242,290)	(17,244)
Net Increase (Decrease) —Institutional Shares	225,878	16,056	371,209	26,066
Institutional Plus Shares
Issued	685,167	48,902	277,344	19,782
Issued in Lieu of Cash Distributions	16,628	1,217	30,299	2,113
Redeemed	(7,800)	(556)	(349,308)	(23,803)
Net Increase (Decrease) —Institutional Plus Shares	693,995	49,563	(41,665)	(1,908)
ETF Shares
Issued	117,023	1,300	288,310	3,100
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(161,901)	(1,800)	(8,934)	(100)
Net Increase (Decrease) —ETF Shares	(44,878)	(500)	279,376	3,000

G. In preparing the financial statements as of June 30, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

64

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

65

Six Months Ended June 30, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	12/31/2012	6/30/2013	Period
Based on Actual Fund Return
Short-Term Bond Index Fund
Investor Shares	$1,000.00	$994.18	$0.99
Admiral Shares	1,000.00	994.67	0.49
Signal Shares	1,000.00	994.67	0.49
Institutional Shares	1,000.00	994.82	0.35
Institutional Plus Shares	1,000.00	994.92	0.25
ETF Shares	1,000.00	994.60	0.49
Intermediate-Term Bond Index Fund
Investor Shares	$1,000.00	$963.35	$0.97
Admiral Shares	1,000.00	963.83	0.49
Signal Shares	1,000.00	963.83	0.49
Institutional Shares	1,000.00	963.98	0.34
Institutional Plus Shares	1,000.00	964.07	0.24
ETF Shares	1,000.00	964.25	0.49
Long-Term Bond Index Fund
Investor Shares	$1,000.00	$922.38	$0.95
Institutional Shares	1,000.00	922.98	0.33
Institutional Plus Shares	1,000.00	923.07	0.24
ETF Shares	1,000.00	923.34	0.48

66

Six Months Ended June 30, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	12/31/2012	6/30/2013	Period
Based on Hypothetical 5% Yearly Return
Short-Term Bond Index Fund
Investor Shares	$1,000.00	$1,023.80	$1.00
Admiral Shares	1,000.00	1,024.30	0.50
Signal Shares	1,000.00	1,024.30	0.50
Institutional Shares	1,000.00	1,024.45	0.35
Institutional Plus Shares	1,000.00	1,024.55	0.25
ETF Shares	1,000.00	1,024.30	0.50
Intermediate-Term Bond Index Fund
Investor Shares	$1,000.00	$1,023.80	$1.00
Admiral Shares	1,000.00	1,024.30	0.50
Signal Shares	1,000.00	1,024.30	0.50
Institutional Shares	1,000.00	1,024.45	0.35
Institutional Plus Shares	1,000.00	1,024.55	0.25
ETF Shares	1,000.00	1,024.30	0.50
Long-Term Bond Index Fund
Investor Shares	$1,000.00	$1,023.80	$1.00
Institutional Shares	1,000.00	1,024.45	0.35
Institutional Plus Shares	1,000.00	1,024.55	0.25
ETF Shares	1,000.00	1,024.30	0.50

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Bond Index Fund, 0.20% for Investor Shares, 0.10% for Admiral Shares, 0.10% for Signal Shares, 0.07% for Institutional Shares, 0.05% for Institutional Plus Shares, and 0.10% for ETF Shares; for the Intermediate-Term Bond Index Fund, 0.20% for Investor Shares, 0.10% for Admiral Shares, 0.10% for Signal Shares, 0.07% for Institutional Shares, 0.05% for Institutional Plus Shares, and 0.10% for ETF Shares; and for the Long-Term Bond Index Fund, 0.20% for Investor Shares, 0.07% for Institutional Shares, 0.05% for Institutional Plus Shares, and 0.10% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

67

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Short-Term Bond Index Fund, Intermediate-Term Bond Index Fund, and Long-Term Bond Index Fund has renewed the funds’ investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Fixed Income Group—serves as the investment advisor for the funds. The board determined that continuing the funds’ internalized management structure was in the best interests of the funds and their shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the investment management services provided to the funds over both the short and long term and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the funds, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the funds’ most recent performance can be found on the Performance Summary pages of this report.

Cost
The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the funds’ advisory fee rates were also well below their peer-group averages. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the funds’ at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

68

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays using ratings generally derived from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating is shown.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

69

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Spliced 1–5 Year Investment-Grade Debt Funds Average: Based on average returns for 1–5 Year U.S. Government Funds through December 31, 2001, and average returns for 1–5 Year Investment-Grade Debt Funds thereafter. Derived from data provided by Lipper Inc.

Spliced Barclays U.S. 1–5 Year Government/Credit Float Adjusted Index: Barclays U.S. 1–5 Year Government/Credit Bond Index through December 31, 2009; Barclays U.S. 1–5 Year Government/Credit Float Adjusted Index thereafter.

Spliced Barclays U.S. 5–10 Year Government/Credit Float Adjusted Index: Barclays U.S. 5–10 Year Government/Credit Bond Index through December 31, 2009; Barclays U.S. 5–10 Year Government/Credit Float Adjusted Index thereafter.

Spliced Barclays U.S. Long Government/Credit Float Adjusted Index: Barclays U.S. Long Government/Credit Bond Index through December 31, 2009; Barclays U.S. Long Government/Credit Float Adjusted Index thereafter.

Spliced Corporate A-Rated Debt Funds Average: Based on average returns for General Government Funds through December 31, 2001, and average returns for Corporate A-Rated Debt Funds thereafter. Derived from data provided by Lipper Inc.

Spliced Intermediate Investment-Grade Debt Funds Average: Based on average returns for Intermediate U.S. Government Funds through December 31, 2001, and average returns for Intermediate Investment-Grade Debt Funds thereafter. Derived from data provided by Lipper Inc.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 182 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U. S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services) and
(diversified manufacturing and services), Hewlett-	of Oxfam America; Director of SKF AB (industrial
Packard Co. (electronic computer manufacturing),

machinery) and the Lumina Foundation for Education;	Executive Officers
Member of the Advisory Council for the College of
Arts and Letters and of the Advisory Board to the	Glenn Booraem
Kellogg Institute for International Studies, both at	Born 1967. Controller Since July 2010. Principal
the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business
Administration at Dartmouth College; Advisor to the	John C. Bogle
Norris Cotton Cancer Center.	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

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Fund Information > 800-662-7447	or promoted by Barclays. Barclays does not make any
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the Index. Barclays has no obligation or liability in
All comparative mutual fund data are from Lipper Inc. or	connection with administration, marketing, or trading
Morningstar, Inc., unless otherwise noted.	of the Vanguard ETFs. Source of index data: Barclays
Global Family of Indices. Copyright 2013, Barclays. All
You can obtain a free copy of Vanguard’s proxy voting	rights reserved.
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3142 082013

Semiannual Report | June 30, 2013

Vanguard Total Bond Market Index Fund

> For the six months ended June 30, 2013, returns for Vanguard Total Bond Market Index Fund ranged from –2.54% for Investor Shares to –2.45% for ETF Shares, based on net asset value.

> The fund’s returns were in line with the return of its target index and the average for its peer group.

> The poor performance from bonds was primarily driven by a sharp rise in interest rates, which drove down bond prices.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	3
Fund Profile.	8
Performance Summary.	10
Financial Statements.	12
About Your Fund’s Expenses.	29
Trustees Approve Advisory Arrangement.	31
Glossary.	32

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended June 30, 2013
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Total Bond Market Index Fund
Investor Shares	1.73%	1.09%	-3.63%	-2.54%
Admiral™ Shares	1.85	1.15	-3.63	-2.48
Signal® Shares	1.85	1.15	-3.63	-2.48
Institutional Shares	1.86	1.15	-3.63	-2.48
Institutional Plus Shares	1.88	1.16	-3.63	-2.47
ETF Shares	1.85
Market Price				-2.60
Net Asset Value				-2.45
Barclays U.S. Aggregate Float Adjusted Index				-2.42
Spliced Intermediate Investment-Grade Debt Funds Average				-2.53
For a benchmark description, see the Glossary.

Spliced Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Signal Shares, Institutional Shares, and Institutional Plus Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138; 7,720,749; 7,925,573; 8,090,646.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Your Fund’s Performance at a Glance

December 31, 2012, Through June 30, 2013
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Total Bond Market Index Fund
Investor Shares	$11.09	$10.67	$0.123	$0.018
Admiral Shares	11.09	10.67	0.130	0.018
Signal Shares	11.09	10.67	0.130	0.018
Institutional Shares	11.09	10.67	0.130	0.018
Institutional Plus Shares	11.09	10.67	0.131	0.018
ETF Shares	83.92	80.93	0.818	0.137

2

Chairman’s Letter

Dear Shareholder,

Investment-grade bonds slid and stocks surged during the six-month period ended June 30, 2013, amid positive domestic economic data and an abrupt rise in interest rates. While bond returns initially sputtered along, they turned negative in May and retreated further in June in reaction to comments from Federal Reserve officials that further improvements in the economy might warrant an easing of the Fed’s bond-buying program before the end of the year.

The Fed’s timetable seemed to surprise some investors, who had anticipated that the central bank would wait longer before starting to scale back its bond purchases. As a result, investment-grade bond yields rose sharply and bond prices slumped (yields and prices move inversely to each other).

With price declines in investment-grade bonds outweighing the income they generated, returns for Vanguard Total Bond Market Index Fund for the half year ranged from –2.54% for Investor Shares to –2.45% for ETF Shares, based on net asset value. These results were in line with the return of the fund’s benchmark, the Barclays U.S. Aggregate Float Adjusted Index (–2.42%), and the average return of its peer group (–2.53%).

The 30-day SEC yield for the fund’s Investor Shares rose to 1.73% on June 30, 2013, up from 1.49% six months earlier.

3

Global stocks notched gains despite some recent turbulence
After staging a stellar performance for most of the first half of 2013, global stocks gave back some in June. Investors worldwide were rattled by the possibility of tighter monetary policy in the United States and signs of trouble in China’s economy.

U.S. stocks retrenched more than 1% in June but nevertheless returned about 14% for the six-month period. Developed markets in the Pacific region generally fared better than their European and emerging-market counterparts. Notably, Japanese stocks made a recovery in June from a sharp decline in May.

Bond market reacted to the prospect of less support from the Fed
The Federal Reserve continued to provide unprecedented stimulus to the economy during the six-month period. The federal funds target rate—the rate banks charge one another for overnight loans—remained anchored between 0.00% and 0.25% to keep short-term interest rates low. And the Fed’s bond-buying programs soaked up mortgage bonds and longer-dated U.S. Treasury securities at a rate of $85 billion per month to support the housing market and hold down borrowing costs.

These efforts helped to keep yields very low for much of the period. So did concerns about the impact of the federal government’s automatic spending cuts, the pace of growth in China, and flare-ups

Market Barometer
			Total Returns
		Periods Ended June 30, 2013
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	-2.44%	-0.69%	5.19%
Barclays Municipal Bond Index (Broad tax-exempt market)	-2.69	0.24	5.33
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.08	0.23

Stocks
Russell 1000 Index (Large-caps)	13.91%	21.24%	7.12%
Russell 2000 Index (Small-caps)	15.86	24.21	8.77
Russell 3000 Index (Broad U.S. market)	14.06	21.46	7.25
MSCI All Country World Index ex USA (International)	-0.04	13.63	-0.80

CPI
Consumer Price Index	1.70%	1.75%	1.31%

4

in the European debt crisis. As I mentioned earlier, however, bond market sentiment soured and yields spiked after statements from some officials that better labor and housing data could lead to a reduction in the pace of the Fed’s bond-buying program—known as “quantitative easing”—before the end of 2013.

The effect was felt across the bond market, with the broad U.S. taxable bond market returning –2.44% for the half year and municipal bonds faring even worse (–2.69%). Returns from money market funds and savings accounts continued to hover near zero.

Despite the negative market reaction, Vanguard’s chief economist, Joe Davis, pointed to a positive message in the Fed’s evolving stance. “The Federal Reserve is coming closer to the realization that the U.S. economy is stronger today than it was a year ago and so does not need the insurance, so to speak, of additional quantitative easing,” he said.

Investment-grade bonds were affected across the board
Investment-grade bonds, especially those with longer maturities, saw their yields rise and prices decline. Yields of Treasuries, which accounted for more than one-third of the fund’s assets at the end of the period, finished higher across most of the maturity spectrum: The 3-year note, for example, moved up 29 basis points to 0.65%. (A basis point is one-hundredth of a

Expense Ratios
Your Fund Compared With Its Peer Group
							Peer
	Investor	Admiral	Signal	Institutional	Institutional	ETF	Group
	Shares	Shares	Shares	Shares	Plus Shares	Shares	Average
Total Bond Market Index Fund	0.20%	0.10%	0.10%	0.07%	0.05%	0.10%	0.86%

The fund expense ratios shown are from the prospectus dated April 29, 2013, and represent estimated costs for the current fiscal year. For the six months ended June 30, 2013, the fund’s annualized expense ratios were 0.20% for Investor Shares, 0.08% for Admiral Shares, 0.08% for Signal Shares, 0.07% for Institutional Shares, 0.05% for Institutional Plus Shares, and 0.08% for ETF Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2012.

Peer group: Intermediate Investment-Grade Debt Funds.

5

percentage point.) And the 10-year note jumped 72 basis points to 2.47%, which, while still historically low, was its highest level since 2011. The resulting decline in prices put the overall return for Treasuries at –2.11% for the half year, although long-term securities posted losses more than three times greater than that.

Mortgage-backed securities, representing about one-quarter of the fund’s assets, held up a little better than Treasuries because their duration was shorter (duration is a gauge of sensitivity to changes in interest rates). These securities, backed by pools of residential mortgages, returned –1.77% for the fund’s benchmark for the period.

About another one-quarter of the fund’s assets was in corporate bonds, whose yields rose even more than Treasuries; their average spread compared with Treasuries widened by 11 basis points to 152. Returns varied significantly by quality as well as by maturity and sector, but as a whole corporate bonds returned –3.41%.

Here, too, longer-term bonds fared worse than their shorter-term counterparts. And because of the generally higher yields available from lower-quality corporate bonds, those rated Baa by Moody’s Investors Service (the lowest rating within the investment-grade category) returned –3.29%, while those rated Aaa returned –4.55%. Industrials and utilities were the laggards among sectors; financials benefited from a continuing rebound in sentiment toward the sector and further improvements in the balance sheets of issuers.

In pursuing investment goals, your long-term asset mix is key
As I mentioned earlier, financial markets were rattled in June by the prospect that the Fed might begin scaling back its massive bond-buying program. Bond yields jumped (and so prices fell), and the stock market experienced some turmoil.

Volatility and increased uncertainty can tempt investors to deviate from their investment plan. In the mutual fund industry, for example, the recent rise in bond yields has led to net redemptions from bond funds as investors try to sidestep losses that might arise from a sustained climb in interest rates.

Keep in mind, however, that although interest rates remain low, nobody is certain what their next move will be—much less how financial markets will react to the change.

In fact, it’s precisely because short-term market movements are unpredictable that trying to time the markets often fails, as Vanguard and other researchers have found. A recent Vanguard research paper notes that although many investors alter their portfolios based on emotional reactions to market movements, investment success actually is “largely determined by the long-term mixture of assets in a portfolio.” (You can find the

6

full report, Vanguard’s Framework for Constructing Diversified Portfolios, at vanguard.com/research.)

We continue to believe that sticking to a well-diversified portfolio of stocks, bonds, and money market instruments over the long haul—rather than making impulsive changes to try to avoid potential losses or capitalize on perceived opportunities—gives you the best chance of meeting your investment goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
July 15, 2013

7

Total Bond Market Index Fund

Fund Profile
As of June 30, 2013

Share-Class Characteristics
	Investor	Admiral	Signal	Institutional	Institutional
	Shares	Shares	Shares	Shares	Plus Shares	ETF Shares
Ticker Symbol	VBMFX	VBTLX	VBTSX	VBTIX	VBMPX	BND
Expense Ratio[1]	0.20%	0.10%	0.10%	0.07%	0.05%	0.10%
30-Day SEC Yield	1.73%	1.85%	1.85%	1.86%	1.88%	1.85%

Financial Attributes
		Barclays
		Aggregate
		Float Adj
	Fund	Index
Number of Bonds	5,890	8,413
Yield to Maturity
(before expenses)	2.3%	2.3%
Average Coupon	3.5%	3.4%
Average Duration	5.5 years	5.5 years
Average Effective
Maturity	7.4 years	7.4 years
Short-Term
Reserves	-0.1%	—

Sector Diversification (% of portfolio)
Asset-Backed	0.4%
Commercial Mortgage-Backed	2.1
Finance	7.6
Foreign	6.0
Government Mortgage-Backed	23.5
Industrial	12.8
Treasury/Agency	44.5
Utilities	2.6
Other	0.5

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
Barclays
Aggregate
Float Adj
Index
R-Squared	0.99
Beta	1.01

These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Distribution by Credit Quality (% of portfolio)
U.S. Government	68.0%
Aaa	4.7
Aa	3.7
A	11.9
Baa	11.7

For information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	1.5%
1 - 3 Years	26.1
3 - 5 Years	23.3
5 - 10 Years	33.5
10 - 20 Years	5.8
20 - 30 Years	9.4
Over 30 Years	0.4

1 The expense ratios shown are from the prospectus dated April 29, 2013, and represent estimated costs for the current fiscal year. For the six months ended June 30, 2013, the annualized expense ratios were 0.20% for Investor Shares, 0.08% for Admiral Shares, 0.08% for Signal Shares, 0.07% for Institutional Shares, 0.05% for Institutional Plus Shares, and 0.08% for ETF Shares.

8

Total Bond Market Index Fund

Investment Focus

9

Total Bond Market Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 31, 2002, Through June 30, 2013
				Spliced
				Barclays
				Aggregate
			Investor Shares	FA Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2003	4.64%	-0.67%	3.97%	4.10%
2004	4.43	-0.19	4.24	4.34
2005	4.43	-2.03	2.40	2.43
2006	4.97	-0.70	4.27	4.33
2007	5.22	1.70	6.92	6.97
2008	4.85	0.20	5.05	5.24
2009	4.26	1.67	5.93	5.93
2010	3.55	2.87	6.42	6.58
2011	3.30	4.26	7.56	7.92
2012	2.63	1.42	4.05	4.32
2013	1.09	-3.63	-2.54	-2.42
For a benchmark description, see the Glossary.
Note: For 2013, performance data reflect the six months ended June 30, 2013.

See Financial Highlights for dividend and capital gains information.

10

Total Bond Market Index Fund

Average Annual Total Returns: Periods Ended June 30, 2013

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	12/11/1986	-0.95%	5.03%	4.07%	0.33%	4.40%
Admiral Shares	11/12/2001	-0.85	5.14	4.17	0.33	4.50
Signal Shares	9/1/2006	-0.85	5.14	3.99[1]	1.29[1]	5.28[1]
Institutional Shares	9/18/1995	-0.83	5.18	4.21	0.33	4.54
Institutional Plus Shares	9/18/1995	-0.81	5.19	4.22	0.33	4.55
ETF Shares	4/3/2007
Market Price		-1.04	5.06			5.151
Net Asset Value		-0.84	5.13			5.161
1 Return since inception.

The creation of the Institutional Plus Shares occurred on February 5, 2010, when Vanguard Total Bond Market Index Fund acquired the net assets of Vanguard Institutional Total Bond Market Index Fund. The returns and other data shown in the table above reflect a blend of historical performance of the fund’s Institutional Shares prior to February 5, 2010, and of the Institutional Plus Shares from then on.

11

Total Bond Market Index Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of June 30, 2013

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
United States Treasury Note/Bond	6.250%	8/15/23	592,304	794,244	0.7%
United States Treasury Note/Bond	0.375%	11/15/15	774,369	772,433	0.7%
United States Treasury Note/Bond	0.375%	6/15/15	709,495	709,609	0.6%
United States Treasury Note/Bond	0.250%	2/15/15	668,213	667,799	0.6%
United States Treasury Note/Bond	0.375%	4/15/15	649,725	650,232	0.6%
United States Treasury Note/Bond	0.250%	5/15/16	637,695	630,719	0.6%
United States Treasury Note/Bond	2.125%	11/30/14	598,846	614,751	0.6%
United States Treasury Note/Bond	1.625%	11/15/22	653,974	610,034	0.5%
United States Treasury Note/Bond	1.000%	5/31/18	614,255	603,315	0.5%
United States Treasury Note/Bond	0.375%	2/15/16	542,755	540,128	0.5%
United States Treasury Note/Bond	4.250%	8/15/14	508,065	531,009	0.5%
United States Treasury Note/Bond	1.750%	5/15/23	553,373	517,924	0.5%
United States Treasury Note/Bond	0.875%	1/31/18	527,215	517,493	0.5%
United States Treasury Note/Bond	0.250%	10/15/15	512,405	510,002	0.5%
United States Treasury Note/Bond	0.250%	8/15/15	505,229	503,334	0.5%
United States Treasury Note/Bond	3.500%	5/15/20	454,488	502,564	0.5%
United States Treasury Note/Bond	0.250%	7/15/15	502,910	501,497	0.5%
United States Treasury Note/Bond	2.500%	6/30/17	472,070	498,624	0.4%
United States Treasury Note/Bond	3.000%	9/30/16	452,335	484,704	0.4%
United States Treasury Note/Bond	4.750%	8/15/17	420,505	482,530	0.4%
United States Treasury Note/Bond	3.875%	5/15/18	390,948	437,799	0.4%
United States Treasury Note/Bond	2.750%	11/15/42	503,904	435,091	0.4%
United States Treasury Note/Bond	0.375%	3/15/16	436,525	434,002	0.4%
United States Treasury Note/Bond	0.375%	1/15/16	429,155	427,614	0.4%
United States Treasury Note/Bond	0.500%	8/15/14	422,000	423,384	0.4%
United States Treasury Note/Bond	0.250%	11/30/14	422,590	422,658	0.4%
United States Treasury Note/Bond	2.375%	6/30/18	397,275	416,269	0.4%
United States Treasury Note/Bond	2.625%	11/15/20	398,914	415,433	0.4%
United States Treasury Note/Bond	4.375%	11/15/39	351,151	412,163	0.4%
United States Treasury Note/Bond	1.375%	5/31/20	426,775	411,573	0.4%
United States Treasury Note/Bond	4.500%	11/15/15	365,884	400,471	0.4%

12

Total Bond Market Index Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
	United States Treasury Note/Bond	3.625%	2/15/20	358,797	400,001	0.4%
	United States Treasury Note/Bond	3.625%	2/15/21	350,677	389,581	0.3%
	United States Treasury Note/Bond	2.375%	5/31/18	370,220	387,979	0.3%
	United States Treasury Note/Bond	1.375%	1/31/20	388,708	377,715	0.3%
	United States Treasury Note/Bond	3.125%	5/15/21	346,910	372,280	0.3%
	United States Treasury Note/Bond	3.250%	6/30/16	339,965	365,887	0.3%
	United States Treasury Note/Bond	8.750%	8/15/20	244,040	355,993	0.3%
	United States Treasury Note/Bond	3.000%	8/31/16	332,417	355,896	0.3%
	United States Treasury Note/Bond	0.375%	11/15/14	345,800	346,502	0.3%
	United States Treasury Note/Bond	2.375%	2/28/15	328,037	339,315	0.3%
	United States Treasury Note/Bond	0.250%	8/31/14	337,085	337,243	0.3%
	United States Treasury Note/Bond	2.000%	11/15/21	336,747	330,695	0.3%
	United States Treasury Note/Bond	3.125%	1/31/17	306,380	330,458	0.3%
	United States Treasury Note/Bond	0.625%	11/30/17	332,400	323,884	0.3%
	United States Treasury Note/Bond	0.125%–
		11.250%	4/30/14–2/15/43	21,442,014	22,801,578	20.6%
					44,094,409	39.9%
Agency Bonds and Notes
1	Federal Home Loan Mortgage Corp. 0.000%–
		6.750%	7/15/14–7/15/32	1,702,425	1,760,430	1.6%
1	Federal National Mortgage Assn.	0.000%–
		8.200%	8/28/14–7/15/37	1,714,424	1,802,554	1.6%
	Agency Bonds and Notes—Other †				1,029,798	0.9%
					4,592,782	4.1%
Conventional Mortgage-Backed Securities
[1,2,3] Fannie Mae Pool		3.500%	7/1/43	691,920	702,299	0.6%
[1,2,3] Fannie Mae Pool		2.500%	7/1/28	484,085	486,810	0.5%
[1,2,3] Fannie Mae Pool		2.000%–11.000%	7/1/13–7/1/43	9,811,556	10,326,943	9.3%
[1,2,3] Freddie Mac Gold Pool		3.500%	7/1/43	697,660	706,381	0.6%
[1,2,3] Freddie Mac Gold Pool		2.500%	7/1/28	336,225	337,906	0.3%
[1,2,3] Freddie Mac Gold Pool		2.000%–10.000%	7/1/13–7/1/43	5,620,076	5,904,541	5.3%
[1,3]	Freddie Mac
	Non Gold Pool	8.000%–9.500%	2/1/17–3/1/20	24	26	0.0%
[2,3]	Ginnie Mae I Pool	3.000%–11.500%	9/15/13–7/1/43	2,467,531	2,627,754	2.4%
[2,3]	Ginnie Mae II Pool	3.000%	7/1/43	371,890	367,357	0.3%
[2,3]	Ginnie Mae II Pool	2.500%–8.500%	4/20/18–7/1/43	4,133,129	4,367,141	4.0%
					25,827,158	23.3%
Nonconventional Mortgage-Backed Securities
[1,3,4] Fannie Mae Pool		1.563%–6.128%	11/1/32–10/1/42	442,605	463,009	0.4%
[1,3,4] Freddie Mac Non Gold Pool		1.855%–6.365%	4/1/33–3/1/42	208,801	219,345	0.2%
[2,3,4] Ginnie Mae II Pool		1.750%–5.000%	6/20/29–1/20/42	172,853	181,614	0.2%
					863,968	0.8%
Total U.S. Government and Agency Obligations (Cost $74,150,983)					75,378,317	68.1%
[5]Asset-Backed/Commercial Mortgage-Backed Securities (Cost $2,630,515) †					2,848,233	2.6%
Corporate Bonds
Finance
5	Banking †				5,347,767	4.8%
5	Brokerage †				190,365	0.2%
5	Finance Companies †				652,259	0.6%
5	Insurance †				1,552,178	1.4%
	Other Finance †				42,008	0.0%
5	Real Estate Investment Trusts †				603,997	0.6%
					8,388,574	7.6%

13

Total Bond Market Index Fund

				Market	Percentage
				Value	of Net
				($000)	Assets
Industrial
5	Basic Industry †			1,375,538	1.2%
5	Capital Goods †			1,295,554	1.2%
5	Communication †			2,399,846	2.2%
5	Consumer Cyclical †			1,813,625	1.6%
5	Consumer Noncyclical †			3,469,500	3.1%
	Energy †			1,784,695	1.6%
5	Other Industrial †			51,874	0.1%
	Technology †			1,222,701	1.1%
5	Transportation †			508,922	0.5%
				13,922,255	12.6%
Utilities
	Electric †			1,888,658	1.7%
5	Natural Gas †			945,386	0.9%
	Other Utility †			29,131	0.0%
				2,863,175	2.6%
Total Corporate Bonds (Cost $24,259,180)				25,174,004	22.8%
[5]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $5,500,469) †				5,574,219	5.0%
Taxable Municipal Bonds (Cost $960,083) †				1,049,631	1.0%

		Coupon	Shares
Temporary Cash Investment
Money Market Fund
6	Vanguard Market Liquidity Fund (Cost $4,582,971)	0.127%	4,582,970,687	4,582,971	4.1%
Total Investments (Cost $112,084,201)				114,607,375	103.6%
Other Assets and Liabilities
Other Assets				2,540,482	2.3%
Liabilities				(6,538,843)	(5.9%)
				(3,998,361)	(3.6%)
Net Assets				110,609,014	100.0%

At June 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	107,932,374
Undistributed Net Investment Income	34,688
Accumulated Net Realized Gains	118,778
Unrealized Appreciation (Depreciation)	2,523,174
Net Assets	110,609,014

14

Total Bond Market Index Fund

At June 30, 2013, net assets consisted of:
Amount
($000)
Investor Shares—Net Assets
Applicable to 931,620,307 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	9,939,693
Net Asset Value Per Share—Investor Shares	$10.67

Admiral Shares—Net Assets
Applicable to 3,190,662,658 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	34,042,724
Net Asset Value Per Share—Admiral Shares	$10.67

Signal Shares—Net Assets
Applicable to 1,148,588,040 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	12,254,818
Net Asset Value Per Share—Signal Shares	$10.67

Institutional Shares—Net Assets
Applicable to 1,942,058,365 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	20,720,958
Net Asset Value Per Share—Institutional Shares	$10.67

Institutional Plus Shares—Net Assets
Applicable to 1,577,562,222 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	16,831,788
Net Asset Value Per Share—Institutional Plus Shares	$10.67

ETF Shares—Net Assets
Applicable to 207,823,018 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	16,819,033
Net Asset Value Per Share—ETF Shares	$80.93

See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
2 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of June 30, 2013.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Adjustable-rate security.
5 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2013, the aggregate value of these securities was $464,518,000, representing 0.4% of net assets.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

15

Total Bond Market Index Fund

Statement of Assets and Liabilities

Amount
($000)
Assets
Investments in Securities, at Value
Unaffiliated Issuers	110,024,404
Affiliated Vanguard Funds	4,582,971
Total Investments in Securities	114,607,375
Receivables for Investment Securities Sold	1,496,584
Receivables for Capital Shares Issued	247,766
Other Assets	796,132
Total Assets	117,147,857
Liabilities
Payables for Investment Securities Purchased	6,108,094
Payables for Capital Shares Redeemed	315,873
Other Liabilities	114,876
Total Liabilities	6,538,843
Net Assets	110,609,014

See accompanying Notes, which are an integral part of the Financial Statements.

16

Total Bond Market Index Fund

Statement of Operations

Six Months Ended
June 30, 2013
($000)
Investment Income
Income
Interest[1]	1,413,068
Total Income	1,413,068
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,993
Management and Administrative—Investor Shares	9,153
Management and Administrative—Admiral Shares	10,225
Management and Administrative—Signal Shares	2,912
Management and Administrative—Institutional Shares	3,845
Management and Administrative—Institutional Plus Shares	2,011
Management and Administrative—ETF Shares	4,095
Marketing and Distribution—Investor Shares	1,587
Marketing and Distribution—Admiral Shares	2,948
Marketing and Distribution—Signal Shares	1,830
Marketing and Distribution—Institutional Shares	3,179
Marketing and Distribution—Institutional Plus Shares	1,830
Marketing and Distribution—ETF Shares	2,594
Custodian Fees	647
Shareholders’ Reports—Investor Shares	1
Shareholders’ Reports—Admiral Shares	1
Shareholders’ Reports—Signal Shares	—
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—Institutional Plus Shares	1
Shareholders’ Reports—ETF Shares	1
Trustees’ Fees and Expenses	83
Total Expenses	48,936
Net Investment Income	1,364,132
Realized Net Gain (Loss) on Investment Securities Sold	151,869
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(4,358,463)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,842,462)
1 Interest income from an affiliated company of the fund was $4,793,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Total Bond Market Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,364,132	2,931,208
Realized Net Gain (Loss)	151,869	895,845
Change in Unrealized Appreciation (Depreciation)	(4,358,463)	518,467
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,842,462)	4,345,520
Distributions
Net Investment Income
Investor Shares	(124,453)	(314,951)
Admiral Shares	(416,568)	(891,746)
Signal Shares	(149,940)	(313,291)
Institutional Shares	(257,462)	(625,592)
Institutional Plus Shares	(204,147)	(344,935)
ETF Shares	(176,874)	(440,693)
Realized Capital Gain[1]
Investor Shares	(18,255)	(70,625)
Admiral Shares	(57,739)	(208,039)
Signal Shares	(21,043)	(73,540)
Institutional Shares	(35,347)	(136,043)
Institutional Plus Shares	(28,189)	(89,745)
ETF Shares	(29,362)	(103,303)
Total Distributions	(1,519,379)	(3,612,503)
Capital Share Transactions
Investor Shares	(1,443,992)	(885,346)
Admiral Shares	(146,863)	3,945,471
Signal Shares	149,350	1,570,109
Institutional Shares	(943,363)	(489,700)
Institutional Plus Shares	1,185,011	6,746,640
ETF Shares	(497,750)	3,265,455
Net Increase (Decrease) from Capital Share Transactions	(1,697,607)	14,152,629
Total Increase (Decrease)	(6,059,448)	14,885,646
Net Assets
Beginning of Period	116,668,462	101,782,816
End of Period[2]	110,609,014	116,668,462

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $10,552,000 and $277,968,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $34,688,000 and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Total Bond Market Index Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.09	$11.00	$10.60	$10.35	$10.18	$10.16
Investment Operations
Net Investment Income	.123	. 285	. 337	. 362	. 421	. 477
Net Realized and Unrealized Gain (Loss)
on Investments	(. 402)	.156	. 451	. 297.170		. 020
Total from Investment Operations	(. 279)	. 441.788		. 659	. 591	. 497
Distributions
Dividends from Net Investment Income	(.123)	(. 285)	(. 337)	(. 362)	(. 421)	(. 477)
Distributions from Realized Capital Gains	(. 018)	(. 066)	(. 051)	(. 047)	—	—
Total Distributions	(.141)	(. 351)	(. 388)	(. 409)	(. 421)	(. 477)
Net Asset Value, End of Period	$10.67	$11.09	$11.00	$10.60	$10.35	$10.18

Total Return[1]	-2.54%	4.05%	7.56%	6.42%	5.93%	5.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,940	$11,794	$12,584	$14,437	$19,555	$29,687
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.22%	0.22%	0.22%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.26%	2.55%	3.12%	3.38%	4.09%	4.73%
Portfolio Turnover Rate[2]	95%[3]	80%[3]	73%[3]	75% [3]	80%	61%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
3 Includes 69%, 49%, 34%, and 28% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Total Bond Market Index Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.09	$11.00	$10.60	$10.35	$10.18	$10.16
Investment Operations
Net Investment Income	.130	. 296	. 350	. 374	. 432	. 486
Net Realized and Unrealized Gain (Loss)
on Investments	(. 402)	.156	. 451	. 297.170		. 020
Total from Investment Operations	(. 272)	. 452	. 801	. 671	. 602	. 506
Distributions
Dividends from Net Investment Income	(.130)	(. 296)	(. 350)	(. 374)	(. 432)	(. 486)
Distributions from Realized Capital Gains	(. 018)	(. 066)	(. 051)	(. 047)	—	—
Total Distributions	(.148)	(. 362)	(. 401)	(. 421)	(. 432)	(. 486)
Net Asset Value, End of Period	$10.67	$11.09	$11.00	$10.60	$10.35	$10.18

Total Return[1]	-2.48%	4.15%	7.69%	6.54%	6.04%	5.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$34,043	$35,533	$31,366	$27,200	$17,932	$12,978
Ratio of Total Expenses to
Average Net Assets	0.08%	0.10%	0.10%	0.11%	0.12%	0.11%
Ratio of Net Investment Income to
Average Net Assets	2.38%	2.65%	3.24%	3.49%	4.19%	4.82%
Portfolio Turnover Rate[2]	95%[3]	80%[3]	73%[3]	75% [3]	80%	61%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
3 Includes 69%, 49%, 34%, and 28% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Total Bond Market Index Fund

Financial Highlights

Signal Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.09	$11.00	$10.60	$10.35	$10.18	$10.16
Investment Operations
Net Investment Income	.130	. 296	. 350	. 374	. 432	. 486
Net Realized and Unrealized Gain (Loss)
on Investments	(. 402)	.156	. 451	. 297.170		. 020
Total from Investment Operations	(. 272)	. 452	. 801	. 671	. 602	. 506
Distributions
Dividends from Net Investment Income	(.130)	(. 296)	(. 350)	(. 374)	(. 432)	(. 486)
Distributions from Realized Capital Gains	(. 018)	(. 066)	(. 051)	(. 047)	—	—
Total Distributions	(.148)	(. 362)	(. 401)	(. 421)	(. 432)	(. 486)
Net Asset Value, End of Period	$10.67	$11.09	$11.00	$10.60	$10.35	$10.18

Total Return	-2.48%	4.15%	7.69%	6.54%	6.04%	5.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,255	$12,586	$10,938	$8,813	$8,450	$7,372
Ratio of Total Expenses to
Average Net Assets	0.08%	0.10%	0.10%	0.11%	0.12%	0.11%
Ratio of Net Investment Income to
Average Net Assets	2.38%	2.65%	3.24%	3.49%	4.19%	4.82%
Portfolio Turnover Rate[1]	95%[2]	80%[2]	73%[2]	75%[2]	80%	61%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
2 Includes 69%, 49%, 34%, and 28% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Total Bond Market Index Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.09	$11.00	$10.60	$10.35	$10.18	$10.16
Investment Operations
Net Investment Income	.130	. 299	. 353	. 378	. 437	. 490
Net Realized and Unrealized Gain (Loss)
on Investments	(. 402)	.156	. 451	. 297.170		. 020
Total from Investment Operations	(. 272)	. 455	. 804	. 675	. 607	. 510
Distributions
Dividends from Net Investment Income	(.130)	(. 299)	(. 353)	(. 378)	(. 437)	(. 490)
Distributions from Realized Capital Gains	(. 018)	(. 066)	(. 051)	(. 047)	—	—
Total Distributions	(.148)	(. 365)	(. 404)	(. 425)	(. 437)	(. 490)
Net Asset Value, End of Period	$10.67	$11.09	$11.00	$10.60	$10.35	$10.18

Total Return	-2.48%	4.18%	7.72%	6.58%	6.09%	5.19%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$20,721	$22,494	$22,812	$20,419	$15,692	$12,431
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to
Average Net Assets	2.39%	2.68%	3.27%	3.53%	4.24%	4.86%
Portfolio Turnover Rate[1]	95%[2]	80%[2]	73%[2]	75%[2]	80%	61%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
2 Includes 69%, 49%, 34%, and 28% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Total Bond Market Index Fund

Financial Highlights

Institutional Plus Shares
	Six Months			Feb. 5,
	Ended	Year Ended		2010[1] to
	June 30,	Dec. 31,		Dec. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.09	$11.00	$10.60	$10.50
Investment Operations
Net Investment Income	.131	. 301	. 355	. 343
Net Realized and Unrealized Gain (Loss) on Investments	(. 402)	.156	. 451.147
Total from Investment Operations	(. 271)	. 457	. 806	. 490
Distributions
Dividends from Net Investment Income	(.131)	(. 301)	(. 355)	(. 343)
Distributions from Realized Capital Gains	(. 018)	(. 066)	(. 051)	(. 047)
Total Distributions	(.149)	(. 367)	(. 406)	(. 390)
Net Asset Value, End of Period	$10.67	$11.09	$11.00	$10.60

Total Return	-2.47%	4.20%	7.74%	4.68%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$16,832	$16,294	$9,486	$6,358
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.05%	0.05%[2]
Ratio of Net Investment Income to Average Net Assets	2.41%	2.70%	3.29%	3.55%[2]
Portfolio Turnover Rate [3]	95%[4]	80%[4]	73%[4]	75% [4]

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
4 Includes 69%, 49%, 34%, and 28% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Total Bond Market Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$83.92	$83.31	$80.21	$78.31	$76.93	$76.61
Investment Operations
Net Investment Income	. 985	2.222	2.598	2.793	3.163	3.525
Net Realized and Unrealized Gain (Loss)
on Investments	(3.020)	1.111	3.487	2.256	1.380	. 320
Total from Investment Operations	(2.035)	3.333	6.085	5.049	4.543	3.845
Distributions
Dividends from Net Investment Income	(. 818)	(2.222)	(2.598)	(2.793)	(3.163)	(3.525)
Distributions from Realized Capital Gains	(.137)	(. 501)	(. 387)	(. 356)	—	—
Total Distributions	(. 955)	(2.723)	(2.985)	(3.149)	(3.163)	(3.525)
Net Asset Value, End of Period	$80.93	$83.92	$83.31	$80.21	$78.31	$76.93

Total Return	-2.45%	4.04%	7.71%	6.51%	6.03%	5.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$16,819	$17,968	$14,596	$9,048	$6,242	$2,946
Ratio of Total Expenses to
Average Net Assets	0.08%	0.10%	0.10%	0.11%	0.12%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.38%	2.65%	3.24%	3.49%	4.19%	4.83%
Portfolio Turnover Rate[1]	95%[2]	80%[2]	73%[2]	75%[2]	80%	61%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
2 Includes 69%, 49%, 34%, and 28% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Total Bond Market Index Fund

Notes to Financial Statements

Vanguard Total Bond Market Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers six classes of shares: Investor Shares, Admiral Shares, Signal Shares, Institutional Shares, Institutional Plus Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares, Signal Shares, Institutional Shares, and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. For TBA purchases, the fund maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

3. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in

25

Total Bond Market Index Fund

connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations. This risk is mitigated by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2009–2012), and for the period ended June 30, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily by all share classes except ETF Shares, and paid on the first business day of the following month. Monthly income dividends from ETF Shares, and annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2013, the fund had contributed capital of $14,060,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 5.62% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

26

Total Bond Market Index Fund

The following table summarizes the market value of the fund’s investments as of June 30, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	75,378,305	12
Asset-Backed/Commercial Mortgage-Backed Securities	—	2,848,231	2
Corporate Bonds	—	25,174,001	3
Sovereign Bonds	—	5,574,219	—
Taxable Municipal Bonds	—	1,049,631	—
Temporary Cash Investments	4,582,971	—	—
Total	4,582,971	110,024,387	17

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended June 30, 2013, the fund realized $31,605,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

At June 30, 2013, the cost of investment securities for tax purposes was $112,084,201,000. Net unrealized appreciation of investment securities for tax purposes was $2,523,174,000, consisting of unrealized gains of $3,817,709,000 on securities that had risen in value since their purchase and $1,294,535,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2013, the fund purchased $4,420,496,000 of investment securities and sold $3,053,342,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $50,500,428,000 and $53,071,316,000, respectively. Total purchases and sales include $447,140,000 and $776,993,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

27

Total Bond Market Index Fund

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		June 30, 2013	December 31, 2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	867,777	78,948	3,004,609	271,304
Issued in Lieu of Cash Distributions	135,923	12,414	366,587	33,018
Redeemed	(2,447,692)	(223,714)	(4,256,542)	(383,796)
Net Increase (Decrease)—Investor Shares	(1,443,992)	(132,352)	(885,346)	(79,474)
Admiral Shares
Issued	3,469,945	315,840	7,014,203	631,886
Issued in Lieu of Cash Distributions	435,417	39,778	1,011,310	91,066
Redeemed	(4,052,225)	(370,327)	(4,080,042)	(367,793)
Net Increase (Decrease) —Admiral Shares	(146,863)	(14,709)	3,945,471	355,159
Signal Shares
Issued	2,209,054	201,172	4,823,976	434,974
Issued in Lieu of Cash Distributions	152,164	13,901	343,228	30,909
Redeemed	(2,211,868)	(201,818)	(3,597,095)	(324,510)
Net Increase (Decrease)—Signal Shares	149,350	13,255	1,570,109	141,373
Institutional Shares
Issued	3,334,386	303,758	7,813,071	705,177
Issued in Lieu of Cash Distributions	277,063	25,309	725,517	65,345
Redeemed	(4,554,812)	(416,135)	(9,028,288)	(814,314)
Net Increase (Decrease) —Institutional Shares	(943,363)	(87,068)	(489,700)	(43,792)
Institutional Plus Shares
Issued	3,174,532	290,124	7,964,692	717,892
Issued in Lieu of Cash Distributions	221,002	20,193	405,539	36,496
Redeemed	(2,210,523)	(202,634)	(1,623,591)	(146,504)
Net Increase (Decrease) —Institutional Plus Shares	1,185,011	107,683	6,746,640	607,884
ETF Shares
Issued	550,935	6,600	3,974,327	47,323
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,048,685)	(12,900)	(708,872)	(8,400)
Net Increase (Decrease) —ETF Shares	(497,750)	(6,300)	3,265,455	38,923

G. In preparing the financial statements as of June 30, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

28

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

29

Six Months Ended June 30, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Bond Market Index Fund	12/31/2012	6/30/2013	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$974.59	$0.98
Admiral Shares	1,000.00	975.17	0.39
Signal Shares	1,000.00	975.17	0.39
Institutional Shares	1,000.00	975.22	0.34
Institutional Plus Shares	1,000.00	975.32	0.24
ETF Shares	1,000.00	975.48	0.39
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.80	$1.00
Admiral Shares	1,000.00	1,024.40	0.40
Signal Shares	1,000.00	1,024.40	0.40
Institutional Shares	1,000.00	1,024.45	0.35
Institutional Plus Shares	1,000.00	1,024.55	0.25
ETF Shares	1,000.00	1,024.40	0.40

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.20% for Investor Shares, 0.08% for Admiral Shares, 0.08% for Signal Shares, 0.07% for Institutional Shares, 0.05% for Institutional Plus Shares, and 0.08% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

30

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Total Bond Market Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Fixed Income Group—serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the investment management services provided to the fund over both the short and long term and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found on the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

31

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays using ratings generally derived from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating is shown.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

32

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Spliced Barclays U.S. Aggregate Float Adjusted Index: Barclays U.S. Aggregate Bond Index through December 31, 2009; Barclays U.S. Aggregate Float Adjusted Index thereafter.

Spliced Intermediate Investment-Grade Debt Funds Average: Based on average returns for Intermediate U.S. Government Funds through December 31, 2001, and average returns for Intermediate Investment-Grade Debt Funds thereafter. Derived from data provided by Lipper Inc.

33

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 182 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U. S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services) and
(diversified manufacturing and services), Hewlett-	of Oxfam America; Director of SKF AB (industrial
Packard Co. (electronic computer manufacturing),

machinery) and the Lumina Foundation for Education;	Executive Officers
Member of the Advisory Council for the College of
Arts and Letters and of the Advisory Board to the	Glenn Booraem
Kellogg Institute for International Studies, both at	Born 1967. Controller Since July 2010. Principal
the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.	Chairman Emeritus and Senior Advisor
John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

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Fund Information > 800-662-7447	or promoted by Barclays. Barclays does not make any
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determined, composed, and calculated by Barclays
This material may be used in conjunction	without regard to Vanguard or the Vanguard ETFs.
with the offering of shares of any Vanguard	Barclays has no obligation to take the needs of
fund only if preceded or accompanied by	Vanguard or the owners of the Vanguard ETFs into
the fund’s current prospectus.	consideration in determining, composing, or calculating
the Index. Barclays has no obligation or liability in
All comparative mutual fund data are from Lipper Inc. or	connection with administration, marketing, or trading
Morningstar, Inc., unless otherwise noted.	of the Vanguard ETFs. Source of index data: Barclays
Global Family of Indices. Copyright 2013, Barclays. All
You can obtain a free copy of Vanguard’s proxy voting	rights reserved.
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q842 082013

Semiannual Report | June 30, 2013

Vanguard Total Bond Market II Index Fund

> For the six months ended June 30, 2013, Vanguard Total Bond Market II Index Fund Returned –2.45% for Investor Shares and –2.41% for Institutional Shares.

> The fund’s returns were in line with the return of its target index and a step ahead of the average for its peer group.

> The poor performance from bonds was primarily driven by a sharp rise in interest rates, which drove down bond prices.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	7
Performance Summary.	8
Financial Statements.	9
About Your Fund’s Expenses.	113
Trustees Approve Advisory Arrangement.	115
Glossary.	116

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended June 30, 2013
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Total Bond Market II Index Fund
Investor Shares	1.68%	0.94%	-3.39%	-2.45%
Institutional Shares	1.75	0.98	-3.39	-2.41
Barclays U.S. Aggregate Float Adjusted Index				-2.42
Intermediate Investment-Grade Debt Funds Average				-2.53

Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper Inc.
Institutional Shares are designed for eligible institutional investors who meet specific administrative, service, and account-size criteria.

Your Fund’s Performance at a Glance
December 31, 2012, Through June 30, 2013
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Total Bond Market II Index Fund
Investor Shares	$10.97	$10.59	$0.106	$0.008
Institutional Shares	10.97	10.59	0.110	0.008

Chairman’s Letter

Dear Shareholder,

Investment-grade bonds slid and stocks surged during the six-month period ended June 30, 2013, amid positive domestic economic data and an abrupt rise in interest rates. While bond returns initially sputtered along, they turned negative in May and retreated further in June in reaction to comments from Federal Reserve officials that further improvements in the economy might warrant an easing of the Fed’s bond-buying program before the end of the year.

The Fed’s timetable seemed to surprise some investors, who had anticipated that the central bank would wait longer before starting to scale back its bond purchases. As a result, investment-grade bond yields rose sharply and bond prices slumped (yields and prices move inversely to each other).

With price declines in investment-grade bonds outweighing the income they generated, the Total Bond Market II Index Fund returned –2.45% for Investor Shares and –2.41% for Institutional Shares. These results were in line with the return of the fund’s benchmark index (–2.42%) and a step ahead of the average return of its peer group (–2.53%).

With bond prices falling, the 30-day SEC yield for the fund’s Investor Shares stood at 1.68% on June 30, up from 1.41% six months earlier. For Institutional Shares, the SEC yield rose from 1.48% to 1.75%.

Global stocks notched gains despite some recent turbulence
After staging a stellar performance for most of the first half of 2013, global stocks gave back some in June. Investors worldwide were rattled by the possibility of tighter monetary policy in the United States and signs of trouble in China’s economy.

U.S. stocks retrenched more than 1% in June but nevertheless returned about 14% for the six-month period. Developed markets in the Pacific region generally fared better than their European and emerging-market counterparts. Notably, Japanese stocks made a recovery in June from a sharp decline in May.

Bond market reacted to the prospect of less support from the Fed
The Federal Reserve continued to provide unprecedented stimulus to the economy during the six-month period. The federal funds target rate—the rate banks charge one another for overnight loans—remained anchored between 0.00% and 0.25% to keep short-term interest rates low. And the Fed’s bond-buying programs soaked up mortgage bonds and longer-dated U.S. Treasury securities at a rate of $85 billion per month to support the housing market and hold down borrowing costs.

These efforts helped to keep yields very low for much of the period. So did concerns about the impact of the federal

Market Barometer
			Total Returns
		Periods Ended June 30, 2013
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	-2.44%	-0.69%	5.19%
Barclays Municipal Bond Index (Broad tax-exempt market)	-2.69	0.24	5.33
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.08	0.23

Stocks
Russell 1000 Index (Large-caps)	13.91%	21.24%	7.12%
Russell 2000 Index (Small-caps)	15.86	24.21	8.77
Russell 3000 Index (Broad U.S. market)	14.06	21.46	7.25
MSCI All Country World Index ex USA (International)	-0.04	13.63	-0.80

CPI
Consumer Price Index	1.70%	1.75%	1.31%

government’s automatic spending cuts, the pace of growth in China, and flare-ups in the European debt crisis. As I mentioned earlier, however, bond market sentiment soured and yields spiked after statements from some officials that better labor and housing data could lead to a reduction in the pace of the Fed’s bond-buying program—known as “quantitative easing”—before the end of 2013.

The effect was felt across the bond market, with the broad U.S. taxable bond market returning –2.44% for the half year and municipal bonds (–2.69%) faring even worse. Returns from money market funds and savings accounts continued to hover near zero.

Despite the negative market reaction, Vanguard’s chief economist, Joe Davis, pointed to a positive message in the Fed’s evolving stance. “The Federal Reserve is coming closer to the realization that the U.S. economy is stronger today than it was a year ago and so does not need the insurance, so to speak, of additional quantitative easing,” he said.

Investment-grade bonds were affected across the board
Investment-grade bonds, especially those with longer maturities, saw their yields rise and prices decline.

Yields of Treasuries, which accounted for more than one-third of the fund’s assets at the end of the period, finished higher

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Institutional	Peer Group
	Shares	Shares	Average
Total Bond Market II Index Fund	0.12%	0.05%	0.86%

The fund expense ratios shown are from the prospectus dated April 29, 2013, and represent estimated costs for the current fiscal year. For the six months ended June 30, 2013, the fund’s annualized expense ratios were 0.12% for Investor Shares and 0.05% for Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2012.

Peer group: Intermediate Investment-Grade Debt Funds.

across most of the maturity spectrum: The 3-year note, for example, moved up 29 basis points to 0.65%. (A basis point is one-hundredth of a percentage point.) And the 10-year note jumped 72 basis points to 2.47%, which, while still historically low, was its highest level since 2011. The resulting decline in prices put the overall return for Treasuries at –2.11% for the half year, although long-term securities posted losses more than three times greater than that.

Mortgage-backed securities, representing about one-quarter of the fund’s assets, held up a little better than Treasuries because their duration was shorter (duration is a gauge of sensitivity to changes in interest rates). These securities, backed by pools of residential mortgages, returned –1.77% for the index for the half year.

About another one-quarter of the fund’s assets was in corporate bonds, whose yields rose even more than Treasuries; their average spread compared with Treasuries widened by 11 basis points to 152. Returns varied significantly by quality as well as by maturity and sector, but as a whole corporate bonds returned –3.41%.

Here, too, longer-term bonds fared worse than their shorter-term counterparts. And because of the generally higher yields available from lower-quality corporate bonds, those rated Baa by Moody’s Investors Service (the lowest rating within the investment-grade category) returned –3.29%, while those rated Aaa returned –4.55%. Industrials and utilities were the laggards among sectors; financials benefited from a continuing rebound in sentiment toward the sector and further improvements in the balance sheets of issuers.

In pursuing investment goals, your long-term asset mix is key
When financial markets were rattled in June by the prospect that the Fed might begin scaling back its massive bond-buying program, bond yields jumped (and so prices fell), and the stock market experienced some turmoil.

Volatility and increased uncertainty can tempt investors to deviate from their investment plan. In the mutual fund industry, for example, the recent rise in bond yields has led to net redemptions from bond funds as investors try to sidestep losses that might arise from a sustained climb in interest rates.

Keep in mind, however, that although interest rates remain low, nobody is certain what their next move will be—much less how financial markets will react to the change.

In fact, it’s precisely because short-term market movements are unpredictable that trying to time the markets often fails, as Vanguard and other researchers have found. A recent Vanguard research paper notes that although many investors alter their portfolios based on emotional reactions to market movements, investment success actually is “largely determined by the long-term mixture of assets in a portfolio.” (You can find the full report, Vanguard’s Framework for Constructing Diversified Portfolios, at vanguard.com/ research.)

We continue to believe that sticking to a well-diversified portfolio of stocks, bonds, and money market instruments over the long haul—rather than making impulsive changes to try to avoid potential losses or capitalize on perceived opportunities—gives you the best chance of meeting your investment goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
July 23, 2013

Total Bond Market II Index Fund

Fund Profile
As of June 30, 2013

Share-Class Characteristics
	Investor	Institutional
	Shares	Shares
Ticker Symbol	VTBIX	VTBNX
Expense Ratio[1]	0.12%	0.05%
30-Day SEC Yield	1.68%	1.75%

Financial Attributes
		Barclays
		Aggregate
		Float Adj
	Fund	Index
Number of Bonds	5,417	8,413
Yield to Maturity
(before expenses)	2.3%	2.3%
Average Coupon	3.3%	3.4%
Average Duration	5.4 years	5.5 years
Average Effective
Maturity	7.4 years	7.4 years
Short-Term
Reserves	1.1%	—

Sector Diversification (% of portfolio)
Asset-Backed	0.3%
Commercial Mortgage-Backed	2.0
Finance	7.4
Foreign	5.9
Government Mortgage-Backed	22.9
Industrial	12.7
Treasury/Agency	44.9
Utilities	2.6
Other	1.3

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
Barclays
Aggregate
Float Adj
Index
R-Squared	0.99
Beta	1.00

These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	2.1%
1 - 3 Years	26.4
3 - 5 Years	21.8
5 - 10 Years	34.9
10 - 20 Years	5.3
20 - 30 Years	9.1
Over 30 Years	0.4

Distribution by Credit Quality (% of portfolio)
U.S. Government	67.7%
Aaa	5.5
Aa	3.7
A	11.8
Baa	11.3

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated April 29, 2013, and represent estimated costs for the current fiscal year. For the six months ended June 30, 2013, the annualized expense ratios were 0.12% for Investor Shares and 0.05% for Institutional Shares.

Total Bond Market II Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 26, 2009, Through June 30, 2013

				Spliced
				Barclays
				Aggregate
			Investor Shares	FA Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2009	3.68%	2.60%	6.28%	6.39%
2010	3.42	3.00	6.42	6.58
2011	3.11	4.48	7.59	7.92
2012	2.36	1.55	3.91	4.32
2013	0.94	-3.39	-2.45	-2.42
For a benchmark description, see the Glossary.
Note: For 2013, performance data reflect the six months ended June 30, 2013.

Average Annual Total Returns: Periods Ended June 30, 2013
					Since Inception
	Inception Date	One Year	Income	Capital	Total
Investor Shares	1/26/2009	-0.91%	3.04%	1.82%	4.86%
Institutional Shares	2/17/2009	-0.85	3.08	1.78	4.86

See Financial Highlights for dividend and capital gains information.

Total Bond Market II Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (67.7%)
U.S. Government Securities (40.0%)
United States Treasury Note/Bond	2.250%	5/31/14	77,400	78,851
United States Treasury Note/Bond	0.750%	6/15/14	96,690	97,203
United States Treasury Note/Bond	0.250%	6/30/14	66,725	66,767
United States Treasury Note/Bond	2.625%	6/30/14	92,820	95,053
United States Treasury Note/Bond	0.625%	7/15/14	114,450	114,951
United States Treasury Note/Bond	0.125%	7/31/14	725	724
United States Treasury Note/Bond	2.625%	7/31/14	107,125	109,920
United States Treasury Note/Bond	4.250%	8/15/14	214,225	223,899
United States Treasury Note/Bond	2.375%	8/31/14	107,725	110,418
United States Treasury Note/Bond	0.250%	9/15/14	20,535	20,541
United States Treasury Note/Bond	2.375%	9/30/14	199,295	204,620
United States Treasury Note/Bond	0.500%	10/15/14	186,434	187,103
United States Treasury Note/Bond	0.250%	10/31/14	3,650	3,651
United States Treasury Note/Bond	2.375%	10/31/14	177,965	183,026
United States Treasury Note/Bond	0.375%	11/15/14	285,245	285,824
United States Treasury Note/Bond	4.250%	11/15/14	330,000	348,097
United States Treasury Note/Bond	2.125%	11/30/14	121,075	124,291
United States Treasury Note/Bond	0.250%	12/15/14	165,845	165,872
United States Treasury Note/Bond	0.125%	12/31/14	274,378	273,865
United States Treasury Note/Bond	2.625%	12/31/14	250,725	259,578
United States Treasury Note/Bond	0.250%	1/15/15	301,045	300,952
United States Treasury Note/Bond	2.250%	1/31/15	105,850	109,125
United States Treasury Note/Bond	0.250%	2/15/15	209,419	209,289
United States Treasury Note/Bond	4.000%	2/15/15	4,570	4,844
United States Treasury Note/Bond	11.250%	2/15/15	159,350	187,536
United States Treasury Note/Bond	0.250%	2/28/15	168,275	168,144
United States Treasury Note/Bond	2.375%	2/28/15	1,000	1,034
United States Treasury Note/Bond	0.375%	3/15/15	37,375	37,416
United States Treasury Note/Bond	0.250%	3/31/15	370,475	370,012
United States Treasury Note/Bond	0.375%	4/15/15	379,780	380,076
United States Treasury Note/Bond	0.125%	4/30/15	3,275	3,262
United States Treasury Note/Bond	0.250%	5/15/15	134,075	133,844
United States Treasury Note/Bond	4.125%	5/15/15	126,175	135,067
United States Treasury Note/Bond	0.250%	5/31/15	102,245	102,054
United States Treasury Note/Bond	2.125%	5/31/15	925	956
United States Treasury Note/Bond	0.375%	6/15/15	190,375	190,405
United States Treasury Note/Bond	1.875%	6/30/15	139,800	143,972
United States Treasury Note/Bond	0.250%	7/15/15	398,835	397,714
United States Treasury Note/Bond	1.750%	7/31/15	15,000	15,422

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	0.250%	8/15/15	444,982	443,313
United States Treasury Note/Bond	4.250%	8/15/15	34,850	37,682
United States Treasury Note/Bond	10.625%	8/15/15	1,775	2,159
United States Treasury Note/Bond	1.250%	8/31/15	25,000	25,445
United States Treasury Note/Bond	0.250%	9/15/15	188,113	187,319
United States Treasury Note/Bond	0.250%	10/15/15	284,695	283,360
United States Treasury Note/Bond	1.250%	10/31/15	193,835	197,378
United States Treasury Note/Bond	0.375%	11/15/15	402,568	401,562
United States Treasury Note/Bond	4.500%	11/15/15	29,850	32,672
United States Treasury Note/Bond	9.875%	11/15/15	69,875	85,313
United States Treasury Note/Bond	1.375%	11/30/15	115,425	117,859
United States Treasury Note/Bond	0.250%	12/15/15	135,743	134,895
United States Treasury Note/Bond	0.375%	1/15/16	364,102	362,795
United States Treasury Note/Bond	2.000%	1/31/16	2,115	2,194
United States Treasury Note/Bond	0.375%	2/15/16	406,825	404,856
United States Treasury Note/Bond	4.500%	2/15/16	355,275	391,691
United States Treasury Note/Bond	9.250%	2/15/16	17,000	20,830
United States Treasury Note/Bond	2.125%	2/29/16	9,406	9,793
United States Treasury Note/Bond	0.375%	3/15/16	392,825	390,555
United States Treasury Note/Bond	2.375%	3/31/16	24,900	26,114
United States Treasury Note/Bond	0.250%	5/15/16	571,700	565,446
United States Treasury Note/Bond	5.125%	5/15/16	135,850	153,213
United States Treasury Note/Bond	7.250%	5/15/16	48,425	57,535
United States Treasury Note/Bond	1.750%	5/31/16	143,425	147,907
United States Treasury Note/Bond	3.250%	5/31/16	3,050	3,279
United States Treasury Note/Bond	0.500%	6/15/16	323,200	321,788
United States Treasury Note/Bond	1.500%	6/30/16	46,450	47,561
United States Treasury Note/Bond	1.500%	7/31/16	29,500	30,196
United States Treasury Note/Bond	4.875%	8/15/16	22,875	25,799
United States Treasury Note/Bond	1.000%	8/31/16	144,200	145,282
United States Treasury Note/Bond	3.000%	8/31/16	84,375	90,334
United States Treasury Note/Bond	1.000%	9/30/16	91,350	91,949
United States Treasury Note/Bond	3.000%	9/30/16	72,150	77,313
United States Treasury Note/Bond	1.000%	10/31/16	87,240	87,731
United States Treasury Note/Bond	3.125%	10/31/16	102,475	110,209
United States Treasury Note/Bond	0.875%	11/30/16	159,208	159,283
United States Treasury Note/Bond	2.750%	11/30/16	249,165	264,972
United States Treasury Note/Bond	0.875%	12/31/16	135,000	134,895
United States Treasury Note/Bond	3.250%	12/31/16	86,325	93,393
United States Treasury Note/Bond	0.875%	1/31/17	88,125	87,960
United States Treasury Note/Bond	3.125%	1/31/17	212,675	229,389
United States Treasury Note/Bond	4.625%	2/15/17	3,425	3,877
United States Treasury Note/Bond	0.875%	2/28/17	95,521	95,253
United States Treasury Note/Bond	3.000%	2/28/17	5,300	5,693
United States Treasury Note/Bond	1.000%	3/31/17	109,355	109,424
United States Treasury Note/Bond	3.250%	3/31/17	115,650	125,354
United States Treasury Note/Bond	0.875%	4/30/17	587,650	584,530
United States Treasury Note/Bond	3.125%	4/30/17	78,275	84,476
United States Treasury Note/Bond	4.500%	5/15/17	1,725	1,953
United States Treasury Note/Bond	8.750%	5/15/17	56,744	73,510
United States Treasury Note/Bond	0.625%	5/31/17	113,985	112,133
United States Treasury Note/Bond	2.750%	5/31/17	210,580	224,466
United States Treasury Note/Bond	0.750%	6/30/17	22,760	22,468
United States Treasury Note/Bond	2.500%	6/30/17	71,625	75,654
United States Treasury Note/Bond	0.500%	7/31/17	161,085	157,159
United States Treasury Note/Bond	2.375%	7/31/17	143,425	150,731

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	8.875%	8/15/17	41,325	54,355
United States Treasury Note/Bond	0.625%	8/31/17	117,965	115,495
United States Treasury Note/Bond	1.875%	8/31/17	81,700	84,151
United States Treasury Note/Bond	0.625%	9/30/17	12,945	12,654
United States Treasury Note/Bond	1.875%	9/30/17	52,200	53,734
United States Treasury Note/Bond	0.750%	10/31/17	6,315	6,194
United States Treasury Note/Bond	4.250%	11/15/17	3,865	4,370
United States Treasury Note/Bond	0.625%	11/30/17	1,980	1,929
United States Treasury Note/Bond	0.875%	1/31/18	140,495	137,904
United States Treasury Note/Bond	2.625%	1/31/18	2,575	2,732
United States Treasury Note/Bond	3.500%	2/15/18	27,980	30,778
United States Treasury Note/Bond	0.750%	2/28/18	96,295	93,888
United States Treasury Note/Bond	0.750%	3/31/18	75,380	73,330
United States Treasury Note/Bond	0.625%	4/30/18	127,805	123,452
United States Treasury Note/Bond	2.625%	4/30/18	26,125	27,701
United States Treasury Note/Bond	3.875%	5/15/18	28,938	32,406
United States Treasury Note/Bond	9.125%	5/15/18	7,300	9,990
United States Treasury Note/Bond	1.000%	5/31/18	163,142	160,236
United States Treasury Note/Bond	2.375%	5/31/18	33,300	34,897
United States Treasury Note/Bond	1.375%	6/30/18	208,400	208,204
United States Treasury Note/Bond	2.375%	6/30/18	177,475	185,960
United States Treasury Note/Bond	2.250%	7/31/18	142,625	148,464
United States Treasury Note/Bond	4.000%	8/15/18	69,750	78,730
United States Treasury Note/Bond	1.500%	8/31/18	220,400	220,951
United States Treasury Note/Bond	1.375%	9/30/18	235,365	234,188
United States Treasury Note/Bond	1.750%	10/31/18	159,130	161,293
United States Treasury Note/Bond	3.750%	11/15/18	202,750	226,573
United States Treasury Note/Bond	1.375%	11/30/18	220,225	218,642
United States Treasury Note/Bond	1.375%	12/31/18	241,000	238,891
United States Treasury Note/Bond	1.250%	1/31/19	100,775	99,121
United States Treasury Note/Bond	1.375%	2/28/19	208,800	206,386
United States Treasury Note/Bond	1.500%	3/31/19	48,695	48,406
United States Treasury Note/Bond	1.250%	4/30/19	110,000	107,663
United States Treasury Note/Bond	3.125%	5/15/19	8,125	8,813
United States Treasury Note/Bond	1.125%	5/31/19	115,000	111,550
United States Treasury Note/Bond	1.000%	6/30/19	3,675	3,530
United States Treasury Note/Bond	3.625%	8/15/19	175,150	194,991
United States Treasury Note/Bond	8.125%	8/15/19	13,700	18,878
United States Treasury Note/Bond	1.000%	8/31/19	171,069	163,718
United States Treasury Note/Bond	1.000%	9/30/19	49,106	46,935
United States Treasury Note/Bond	1.250%	10/31/19	21,600	20,945
United States Treasury Note/Bond	3.375%	11/15/19	155,468	170,967
United States Treasury Note/Bond	1.000%	11/30/19	46,550	44,324
United States Treasury Note/Bond	1.125%	12/31/19	110,015	105,357
United States Treasury Note/Bond	1.375%	1/31/20	140,168	136,204
United States Treasury Note/Bond	3.625%	2/15/20	26,240	29,253
United States Treasury Note/Bond	8.500%	2/15/20	26	37
United States Treasury Note/Bond	1.250%	2/29/20	33,318	32,048
United States Treasury Note/Bond	1.125%	4/30/20	227,850	216,528
United States Treasury Note/Bond	3.500%	5/15/20	164,995	182,448
United States Treasury Note/Bond	1.375%	5/31/20	110,615	106,675
United States Treasury Note/Bond	1.875%	6/30/20	169,550	168,807
United States Treasury Note/Bond	2.625%	8/15/20	153,720	160,542
United States Treasury Note/Bond	8.750%	8/15/20	65,755	95,920
United States Treasury Note/Bond	2.625%	11/15/20	225,145	234,468
United States Treasury Note/Bond	7.875%	2/15/21	80,550	114,079

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	3.125%	5/15/21	229,845	246,654
United States Treasury Note/Bond	2.125%	8/15/21	315,585	314,105
United States Treasury Note/Bond	8.125%	8/15/21	42,550	61,738
United States Treasury Note/Bond	2.000%	11/15/21	276,390	271,423
United States Treasury Note/Bond	8.000%	11/15/21	9,450	13,692
United States Treasury Note/Bond	2.000%	2/15/22	11,685	11,420
United States Treasury Note/Bond	1.750%	5/15/22	75,007	71,467
United States Treasury Note/Bond	1.625%	8/15/22	102,533	96,141
United States Treasury Note/Bond	7.250%	8/15/22	75	106
United States Treasury Note/Bond	1.625%	11/15/22	141,406	131,904
United States Treasury Note/Bond	7.625%	11/15/22	150	217
United States Treasury Note/Bond	2.000%	2/15/23	217,139	208,862
United States Treasury Note/Bond	7.125%	2/15/23	2,675	3,775
United States Treasury Note/Bond	1.750%	5/15/23	373,884	349,933
United States Treasury Note/Bond	6.250%	8/15/23	47,220	63,319
United States Treasury Note/Bond	7.500%	11/15/24	1,650	2,446
United States Treasury Note/Bond	6.875%	8/15/25	93,000	133,077
United States Treasury Note/Bond	6.000%	2/15/26	2,510	3,368
United States Treasury Note/Bond	6.750%	8/15/26	4,300	6,154
United States Treasury Note/Bond	6.500%	11/15/26	101,715	142,989
United States Treasury Note/Bond	6.625%	2/15/27	56,650	80,646
United States Treasury Note/Bond	6.375%	8/15/27	6,850	9,587
United States Treasury Note/Bond	6.125%	11/15/27	350	480
United States Treasury Note/Bond	5.500%	8/15/28	30,775	40,036
United States Treasury Note/Bond	5.250%	11/15/28	32,342	41,100
United States Treasury Note/Bond	5.250%	2/15/29	21,575	27,437
United States Treasury Note/Bond	6.125%	8/15/29	76,930	106,981
United States Treasury Note/Bond	6.250%	5/15/30	3,435	4,865
United States Treasury Note/Bond	5.375%	2/15/31	282,875	368,445
United States Treasury Note/Bond	4.750%	2/15/37	163,000	201,255
United States Treasury Note/Bond	5.000%	5/15/37	84	107
United States Treasury Note/Bond	4.375%	2/15/38	49,200	57,664
United States Treasury Note/Bond	4.500%	5/15/38	4,079	4,872
United States Treasury Note/Bond	3.500%	2/15/39	159,805	162,576
United States Treasury Note/Bond	4.250%	5/15/39	125,925	144,932
United States Treasury Note/Bond	4.500%	8/15/39	38,306	45,835
United States Treasury Note/Bond	4.375%	11/15/39	133,905	157,171
United States Treasury Note/Bond	4.625%	2/15/40	81,805	99,764
United States Treasury Note/Bond	4.375%	5/15/40	99,820	117,180
United States Treasury Note/Bond	3.875%	8/15/40	44,745	48,415
United States Treasury Note/Bond	4.250%	11/15/40	103,577	119,211
United States Treasury Note/Bond	4.750%	2/15/41	165,092	205,360
United States Treasury Note/Bond	4.375%	5/15/41	24,535	28,806
United States Treasury Note/Bond	3.125%	11/15/41	1,230	1,155
United States Treasury Note/Bond	3.125%	2/15/42	50,509	47,352
United States Treasury Note/Bond	3.000%	5/15/42	44,325	40,454
United States Treasury Note/Bond	2.750%	8/15/42	210,938	182,297
United States Treasury Note/Bond	2.750%	11/15/42	581,780	502,332
United States Treasury Note/Bond	3.125%	2/15/43	36,140	33,774
				24,978,842
Agency Bonds and Notes (4.0%)
Egypt Government AID Bonds	4.450%	9/15/15	5,725	6,201
1 Federal Agricultural Mortgage Corp.	2.125%	9/15/15	1,050	1,085
1 Federal Agricultural Mortgage Corp.	2.000%	7/27/16	1,800	1,860
1 Federal Farm Credit Banks	3.000%	9/22/14	2,075	2,144
1 Federal Farm Credit Banks	1.625%	11/19/14	4,550	4,638

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
1 Federal Farm Credit Banks	0.270%	2/24/15	5,450	5,439
1 Federal Farm Credit Banks	0.500%	6/23/15	4,000	4,006
1 Federal Farm Credit Banks	1.500%	11/16/15	3,000	3,068
1 Federal Farm Credit Banks	4.875%	12/16/15	425	470
1 Federal Farm Credit Banks	1.050%	3/28/16	2,000	2,016
1 Federal Farm Credit Banks	5.125%	8/25/16	2,475	2,807
1 Federal Farm Credit Banks	4.875%	1/17/17	7,100	8,088
1 Federal Farm Credit Banks	5.150%	11/15/19	5,325	6,222
1 Federal Home Loan Banks	5.500%	8/13/14	7,375	7,808
1 Federal Home Loan Banks	4.500%	11/14/14	4,650	4,913
1 Federal Home Loan Banks	2.750%	12/12/14	19,150	19,802
1 Federal Home Loan Banks	0.250%	1/16/15	27,200	27,171
1 Federal Home Loan Banks	0.250%	2/20/15	55,150	55,079
1 Federal Home Loan Banks	0.500%	11/20/15	20,900	20,871
1 Federal Home Loan Banks	3.125%	3/11/16	13,525	14,384
1 Federal Home Loan Banks	5.375%	5/18/16	18,800	21,285
1 Federal Home Loan Banks	5.625%	6/13/16	825	934
1 Federal Home Loan Banks	0.375%	6/24/16	25,000	24,717
1 Federal Home Loan Banks	5.125%	10/19/16	8,125	9,239
1 Federal Home Loan Banks	4.750%	12/16/16	10,505	11,879
1 Federal Home Loan Banks	4.875%	5/17/17	10,500	11,979
1 Federal Home Loan Banks	1.000%	6/21/17	7,450	7,384
1 Federal Home Loan Banks	4.875%	9/8/17	595	679
1 Federal Home Loan Banks	5.000%	11/17/17	30,695	35,365
1 Federal Home Loan Banks	5.375%	8/15/18	5,250	6,172
1 Federal Home Loan Banks	1.875%	3/13/20	3,425	3,326
1 Federal Home Loan Banks	4.125%	3/13/20	11,555	12,818
1 Federal Home Loan Banks	5.250%	12/11/20	5,000	5,954
1 Federal Home Loan Banks	5.625%	6/11/21	16,950	20,628
1 Federal Home Loan Banks	2.125%	3/10/23	37,600	34,863
1 Federal Home Loan Banks	5.375%	8/15/24	1,585	1,901
1 Federal Home Loan Banks	5.500%	7/15/36	6,025	7,344
2 Federal Home Loan Mortgage Corp.	5.000%	7/15/14	16,275	17,081
2 Federal Home Loan Mortgage Corp.	3.000%	7/28/14	15,475	15,936
2 Federal Home Loan Mortgage Corp.	1.000%	7/30/14	7,150	7,210
2 Federal Home Loan Mortgage Corp.	1.000%	8/20/14	5,555	5,603
2 Federal Home Loan Mortgage Corp.	1.000%	8/27/14	8,325	8,398
2 Federal Home Loan Mortgage Corp.	0.500%	9/19/14	5,950	5,967
2 Federal Home Loan Mortgage Corp.	0.000%	11/24/14	2,100	2,087
2 Federal Home Loan Mortgage Corp.	0.750%	11/25/14	14,800	14,893
2 Federal Home Loan Mortgage Corp.	0.625%	12/29/14	78,650	79,020
2 Federal Home Loan Mortgage Corp.	4.500%	1/15/15	985	1,048
2 Federal Home Loan Mortgage Corp.	5.050%	1/26/15	5,450	5,849
2 Federal Home Loan Mortgage Corp.	2.875%	2/9/15	7,670	7,982
2 Federal Home Loan Mortgage Corp.	0.500%	4/17/15	29,250	29,313
2 Federal Home Loan Mortgage Corp.	4.375%	7/17/15	56,124	60,591
2 Federal Home Loan Mortgage Corp.	1.750%	9/10/15	16,700	17,155
2 Federal Home Loan Mortgage Corp.	5.250%	4/18/16	1,400	1,575
2 Federal Home Loan Mortgage Corp.	0.500%	5/13/16	20,000	19,881
2 Federal Home Loan Mortgage Corp.	2.500%	5/27/16	29,725	31,226
2 Federal Home Loan Mortgage Corp.	5.500%	7/18/16	775	884
2 Federal Home Loan Mortgage Corp.	2.000%	8/25/16	31,545	32,650
2 Federal Home Loan Mortgage Corp.	5.000%	2/16/17	19,175	21,847
2 Federal Home Loan Mortgage Corp.	1.000%	3/8/17	18,000	17,909
2 Federal Home Loan Mortgage Corp.	5.000%	4/18/17	5,000	5,715
2 Federal Home Loan Mortgage Corp.	1.250%	5/12/17	50,000	50,114

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
2 Federal Home Loan Mortgage Corp.	1.000%	6/29/17	73,500	72,730
2 Federal Home Loan Mortgage Corp.	1.000%	7/28/17	8,750	8,648
2 Federal Home Loan Mortgage Corp.	5.500%	8/23/17	11,550	13,499
2 Federal Home Loan Mortgage Corp.	1.000%	9/29/17	98,125	96,654
2 Federal Home Loan Mortgage Corp.	5.125%	11/17/17	5,950	6,881
2 Federal Home Loan Mortgage Corp.	0.750%	1/12/18	13,375	12,946
2 Federal Home Loan Mortgage Corp.	0.875%	3/7/18	20,900	20,270
2 Federal Home Loan Mortgage Corp.	4.875%	6/13/18	8,805	10,170
2 Federal Home Loan Mortgage Corp.	3.750%	3/27/19	16,500	18,119
2 Federal Home Loan Mortgage Corp.	1.750%	5/30/19	35,175	34,697
2 Federal Home Loan Mortgage Corp.	1.250%	8/1/19	13,200	12,568
2 Federal Home Loan Mortgage Corp.	1.250%	10/2/19	43,700	41,380
2 Federal Home Loan Mortgage Corp.	1.375%	5/1/20	16,700	15,746
2 Federal Home Loan Mortgage Corp.	2.375%	1/13/22	56,650	54,936
2 Federal Home Loan Mortgage Corp.	6.750%	9/15/29	3,625	4,957
2 Federal Home Loan Mortgage Corp.	6.750%	3/15/31	13,400	18,455
2 Federal Home Loan Mortgage Corp.	6.250%	7/15/32	6,095	8,084
2 Federal National Mortgage Assn.	0.875%	8/28/14	47,775	48,130
2 Federal National Mortgage Assn.	3.000%	9/16/14	9,075	9,374
2 Federal National Mortgage Assn.	4.625%	10/15/14	13,450	14,201
2 Federal National Mortgage Assn.	0.625%	10/30/14	1,940	1,949
2 Federal National Mortgage Assn.	2.625%	11/20/14	29,305	30,247
2 Federal National Mortgage Assn.	0.750%	12/19/14	30,000	30,193
2 Federal National Mortgage Assn.	0.375%	3/16/15	40,525	40,529
2 Federal National Mortgage Assn.	0.500%	5/27/15	19,000	19,040
2 Federal National Mortgage Assn.	0.500%	7/2/15	11,400	11,416
2 Federal National Mortgage Assn.	2.375%	7/28/15	5,525	5,742
2 Federal National Mortgage Assn.	2.000%	9/21/15	12,595	13,001
2 Federal National Mortgage Assn.	0.500%	9/28/15	30,000	29,987
2 Federal National Mortgage Assn.	4.375%	10/15/15	22,325	24,260
2 Federal National Mortgage Assn.	1.625%	10/26/15	79,455	81,403
2 Federal National Mortgage Assn.	0.375%	12/21/15	13,525	13,451
2 Federal National Mortgage Assn.	5.000%	3/15/16	12,025	13,402
2 Federal National Mortgage Assn.	0.500%	3/30/16	74,650	74,245
2 Federal National Mortgage Assn.	2.375%	4/11/16	22,775	23,816
2 Federal National Mortgage Assn.	0.375%	7/5/16	22,700	22,427
2 Federal National Mortgage Assn.	5.250%	9/15/16	12,450	14,174
2 Federal National Mortgage Assn.	1.250%	9/28/16	38,095	38,545
2 Federal National Mortgage Assn.	1.375%	11/15/16	31,470	31,892
2 Federal National Mortgage Assn.	1.250%	1/30/17	21,100	21,211
2 Federal National Mortgage Assn.	5.000%	2/13/17	50,225	57,228
2 Federal National Mortgage Assn.	1.125%	4/27/17	56,300	56,185
2 Federal National Mortgage Assn.	5.000%	5/11/17	11,275	12,910
2 Federal National Mortgage Assn.	5.375%	6/12/17	2,800	3,246
2 Federal National Mortgage Assn.	0.875%	8/28/17	15,650	15,361
2 Federal National Mortgage Assn.	0.875%	10/26/17	71,575	70,021
2 Federal National Mortgage Assn.	0.875%	12/20/17	71,025	69,220
2 Federal National Mortgage Assn.	0.875%	2/8/18	64,425	62,628
2 Federal National Mortgage Assn.	0.875%	5/21/18	60,400	58,336
2 Federal National Mortgage Assn.	0.000%	10/9/19	6,640	5,586
2 Federal National Mortgage Assn.	6.250%	5/15/29	5,550	7,197
2 Federal National Mortgage Assn.	7.125%	1/15/30	7,120	10,027
2 Federal National Mortgage Assn.	7.250%	5/15/30	8,925	12,773
2 Federal National Mortgage Assn.	6.625%	11/15/30	16,295	22,154
2 Federal National Mortgage Assn.	5.625%	7/15/37	2,721	3,399
1 Financing Corp.	9.800%	4/6/18	850	1,161

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
1	Financing Corp.	10.350%	8/3/18	100	141
1	Financing Corp.	9.650%	11/2/18	2,375	3,307
1	Financing Corp.	9.700%	4/5/19	425	599
	Israel Government AID Bond	5.500%	9/18/23	6,375	7,783
	Israel Government AID Bond	5.500%	12/4/23	1,050	1,284
	Israel Government AID Bond	5.500%	4/26/24	5,075	6,226
	Private Export Funding Corp.	3.050%	10/15/14	4,000	4,134
	Private Export Funding Corp.	1.375%	2/15/17	1,000	1,008
	Private Export Funding Corp.	2.250%	12/15/17	1,775	1,834
	Private Export Funding Corp.	4.375%	3/15/19	3,217	3,609
	Private Export Funding Corp.	1.450%	8/15/19	2,300	2,225
	Private Export Funding Corp.	4.300%	12/15/21	3,035	3,379
	Private Export Funding Corp.	2.800%	5/15/22	1,125	1,117
	Private Export Funding Corp.	2.050%	11/15/22	15,350	14,167
	Private Export Funding Corp.	2.450%	7/15/24	4,750	4,403
	Resolution Funding Corp.	8.125%	10/15/19	100	135
	Resolution Funding Corp.	8.875%	7/15/20	100	143
1	Tennessee Valley Authority	5.500%	7/18/17	6,400	7,368
1	Tennessee Valley Authority	4.500%	4/1/18	6,425	7,272
1	Tennessee Valley Authority	3.875%	2/15/21	5,170	5,607
1	Tennessee Valley Authority	1.875%	8/15/22	3,750	3,442
1	Tennessee Valley Authority	6.750%	11/1/25	550	739
1	Tennessee Valley Authority	7.125%	5/1/30	8,975	12,424
1	Tennessee Valley Authority	4.650%	6/15/35	1,425	1,503
1	Tennessee Valley Authority	5.880%	4/1/36	4,265	5,256
1	Tennessee Valley Authority	5.500%	6/15/38	850	1,005
1	Tennessee Valley Authority	5.250%	9/15/39	3,150	3,563
1	Tennessee Valley Authority	3.500%	12/15/42	5,500	4,645
1	Tennessee Valley Authority	4.875%	1/15/48	14,075	14,913
1	Tennessee Valley Authority	5.375%	4/1/56	2,770	3,117
1	Tennessee Valley Authority	4.625%	9/15/60	3,365	3,266
					2,534,894
Conventional Mortgage-Backed Securities (22.9%)
[2,3,4] Fannie Mae Pool		2.000%	7/1/28	59,600	58,017
[2,3,4] Fannie Mae Pool		2.500%	3/1/27–1/1/43	302,621	302,781
[2,3,4] Fannie Mae Pool		3.000%	11/1/20–7/1/43	964,535	964,115
[2,3,4] Fannie Mae Pool		3.500%	9/1/25–7/1/43	1,170,271	1,198,641
[2,3,4] Fannie Mae Pool		4.000%	6/1/18–7/1/43	1,092,987	1,144,990
[2,3,4] Fannie Mae Pool		4.500%	1/1/15–7/1/43	796,257	845,429
[2,3,4] Fannie Mae Pool		5.000%	3/1/17–7/1/43	690,845	746,044
[2,3,4] Fannie Mae Pool		5.500%	9/1/14–7/1/43	593,660	648,292
[2,3]	Fannie Mae Pool	6.000%	9/1/13–5/1/41	384,855	421,762
[2,3]	Fannie Mae Pool	6.500%	4/1/16–5/1/40	152,706	171,237
[2,3]	Fannie Mae Pool	7.000%	9/1/14–12/1/38	36,416	41,540
[2,3]	Fannie Mae Pool	7.500%	7/1/30–12/1/32	418	483
[2,3]	Fannie Mae Pool	8.000%	12/1/29	48	55
[2,3,4] Freddie Mac Gold Pool		2.000%	7/1/28	12,800	12,460
[2,3,4] Freddie Mac Gold Pool		2.500%	5/1/28–2/1/43	244,904	244,145
[2,3,4] Freddie Mac Gold Pool		3.000%	10/1/26–7/1/43	465,486	464,427
[2,3,4] Freddie Mac Gold Pool		3.500%	10/1/25–7/1/43	590,673	602,177
[2,3,4] Freddie Mac Gold Pool		4.000%	8/1/13–7/1/43	611,764	638,381
[2,3,4] Freddie Mac Gold Pool		4.500%	8/1/13–7/1/43	553,599	584,179
[2,3,4] Freddie Mac Gold Pool		5.000%	4/1/17–7/1/43	400,091	427,829
[2,3]	Freddie Mac Gold Pool	5.500%	12/1/13–6/1/41	353,700	381,652
[2,3,4] Freddie Mac Gold Pool		6.000%	7/1/13–7/1/43	244,457	266,400
[2,3]	Freddie Mac Gold Pool	6.500%	9/1/13–9/1/39	72,803	81,469

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
[2,3]	Freddie Mac Gold Pool	7.000%	6/1/15–12/1/38	18,640	21,296
[2,3]	Freddie Mac Gold Pool	7.500%	4/1/27–2/1/32	208	239
[2,3]	Freddie Mac Gold Pool	8.000%	1/1/27–11/1/31	248	285
[2,3]	Freddie Mac Gold Pool	8.500%	6/1/25	54	62
[3,4]	Ginnie Mae I Pool	3.000%	1/15/26–7/1/43	103,821	103,069
[3,4]	Ginnie Mae I Pool	3.500%	11/15/25–7/1/43	150,079	154,708
[3,4]	Ginnie Mae I Pool	4.000%	8/15/18–7/1/43	251,337	264,222
[3,4]	Ginnie Mae I Pool	4.500%	6/15/18–7/1/43	343,535	365,653
[3,4]	Ginnie Mae I Pool	5.000%	12/15/17–7/1/43	197,843	214,046
[3,4]	Ginnie Mae I Pool	5.500%	4/15/17–7/1/43	126,434	138,344
3	Ginnie Mae I Pool	6.000%	4/15/17–6/15/41	103,961	115,351
3	Ginnie Mae I Pool	6.500%	5/15/24–8/15/39	33,613	38,456
3	Ginnie Mae I Pool	7.000%	7/15/23–9/15/36	1,767	2,036
3	Ginnie Mae I Pool	7.500%	12/15/23	46	53
3	Ginnie Mae I Pool	8.000%	6/15/25–1/15/27	99	115
3	Ginnie Mae I Pool	9.000%	11/15/17–12/15/17	85	97
3	Ginnie Mae II Pool	2.500%	2/20/28	9,523	9,681
[3,4]	Ginnie Mae II Pool	3.000%	10/20/26–7/1/43	338,872	336,644
[3,4]	Ginnie Mae II Pool	3.500%	9/20/25–7/1/43	699,577	719,734
[3,4]	Ginnie Mae II Pool	4.000%	9/20/25–7/1/43	440,066	462,494
[3,4]	Ginnie Mae II Pool	4.500%	8/20/33–7/1/43	493,360	528,115
[3,4]	Ginnie Mae II Pool	5.000%	12/20/32–7/1/43	353,768	385,986
3	Ginnie Mae II Pool	5.500%	8/20/23–3/20/42	111,814	122,375
3	Ginnie Mae II Pool	6.000%	3/20/31–9/20/41	60,016	66,703
3	Ginnie Mae II Pool	6.500%	10/20/28–11/20/39	23,329	26,746
3	Ginnie Mae II Pool	7.000%	8/20/34–11/20/38	4,599	5,229
					14,328,244
Nonconventional Mortgage-Backed Securities (0.8%)
[2,3,5] Fannie Mae Pool		1.563%	4/1/37	1,391	1,450
[2,3]	Fannie Mae Pool	2.205%	9/1/42	6,556	6,738
[2,3]	Fannie Mae Pool	2.206%	12/1/41	6,154	6,478
[2,3,5] Fannie Mae Pool		2.235%	6/1/37	496	524
[2,3]	Fannie Mae Pool	2.239%	10/1/42	5,540	5,619
[2,3,5] Fannie Mae Pool		2.348%	8/1/37	905	956
[2,3,5] Fannie Mae Pool		2.392%	12/1/35	750	800
[2,3,5] Fannie Mae Pool		2.420%	9/1/37	1,871	2,009
[2,3]	Fannie Mae Pool	2.422%	5/1/42	6,534	6,747
[2,3]	Fannie Mae Pool	2.522%	12/1/40	2,719	2,794
[2,3]	Fannie Mae Pool	2.538%	10/1/40	3,644	3,746
[2,3,5] Fannie Mae Pool		2.550%	1/1/35	1,211	1,306
[2,3,5] Fannie Mae Pool		2.556%	2/1/36	841	859
[2,3,5] Fannie Mae Pool		2.575%	4/1/36	393	408
[2,3,5] Fannie Mae Pool		2.608%	5/1/35	952	1,010
[2,3]	Fannie Mae Pool	2.610%	12/1/41	5,914	6,191
[2,3]	Fannie Mae Pool	2.612%	11/1/41	5,594	5,812
[2,3,5] Fannie Mae Pool		2.627%	2/1/36	935	1,003
[2,3,5] Fannie Mae Pool		2.649%	9/1/34	456	483
[2,3,5] Fannie Mae Pool		2.667%	1/1/37	911	983
[2,3]	Fannie Mae Pool	2.686%	1/1/42	5,867	6,092
[2,3,5] Fannie Mae Pool		2.717%	8/1/35	932	997
[2,3]	Fannie Mae Pool	2.794%	3/1/42	7,250	7,502
[2,3,5] Fannie Mae Pool		2.810%	11/1/33	745	812
[2,3]	Fannie Mae Pool	2.815%	1/1/42	5,145	5,291
[2,3,5] Fannie Mae Pool		2.818%	7/1/35	738	772
[2,3]	Fannie Mae Pool	2.825%	3/1/41	3,980	4,118
[2,3]	Fannie Mae Pool	2.843%	11/1/41	5,138	5,315

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
[2,3]	Fannie Mae Pool	2.904%	12/1/40	3,211	3,289
[2,3]	Fannie Mae Pool	2.930%	5/1/42	3,233	3,434
[2,3]	Fannie Mae Pool	3.020%	3/1/41	4,852	5,035
[2,3]	Fannie Mae Pool	3.031%	3/1/42	6,019	6,372
[2,3]	Fannie Mae Pool	3.034%	2/1/41	3,206	3,288
[2,3]	Fannie Mae Pool	3.051%	2/1/42	6,136	6,477
[2,3,5] Fannie Mae Pool		3.096%	10/1/36	854	934
[2,3]	Fannie Mae Pool	3.124%	2/1/41	2,386	2,481
[2,3]	Fannie Mae Pool	3.151%	12/1/40–2/1/41	6,830	7,050
[2,3]	Fannie Mae Pool	3.172%	9/1/40	2,884	2,997
[2,3]	Fannie Mae Pool	3.201%	12/1/40	4,015	4,175
[2,3]	Fannie Mae Pool	3.223%	8/1/40	2,742	2,850
[2,3]	Fannie Mae Pool	3.241%	10/1/40	6,065	6,309
[2,3]	Fannie Mae Pool	3.264%	1/1/41	3,183	3,328
[2,3]	Fannie Mae Pool	3.281%	5/1/41	4,202	4,374
[2,3]	Fannie Mae Pool	3.283%	1/1/40	1,595	1,660
[2,3]	Fannie Mae Pool	3.293%	11/1/40	2,900	3,017
[2,3]	Fannie Mae Pool	3.341%	8/1/42	5,465	5,725
[2,3]	Fannie Mae Pool	3.394%	1/1/40	4,345	4,523
[2,3]	Fannie Mae Pool	3.404%	5/1/40	1,469	1,532
[2,3]	Fannie Mae Pool	3.436%	12/1/39	6,352	6,614
[2,3]	Fannie Mae Pool	3.490%	10/1/39	1,335	1,393
[2,3]	Fannie Mae Pool	3.496%	5/1/40	1,179	1,232
[2,3]	Fannie Mae Pool	3.542%	3/1/40	7,524	7,858
[2,3]	Fannie Mae Pool	3.560%	7/1/41	5,464	5,793
[2,3]	Fannie Mae Pool	3.580%	8/1/39	1,707	1,784
[2,3]	Fannie Mae Pool	3.583%	6/1/41	1,038	1,071
[2,3]	Fannie Mae Pool	3.588%	11/1/39	804	839
[2,3]	Fannie Mae Pool	3.604%	4/1/41	3,119	3,158
[2,3]	Fannie Mae Pool	3.627%	11/1/39	1,455	1,519
[2,3]	Fannie Mae Pool	3.669%	7/1/39	1,058	1,104
[2,3,5] Fannie Mae Pool		3.688%	6/1/36	56	59
[2,3]	Fannie Mae Pool	3.695%	5/1/40	7,616	7,972
[2,3]	Fannie Mae Pool	3.747%	6/1/41	4,162	4,306
[2,3]	Fannie Mae Pool	3.780%	2/1/40	6,654	6,964
[2,3]	Fannie Mae Pool	3.814%	9/1/40	4,297	4,526
[2,3,5] Fannie Mae Pool		4.208%	11/1/34	1,512	1,595
[2,3]	Fannie Mae Pool	4.218%	12/1/39	4,607	4,942
[2,3,5] Fannie Mae Pool		4.543%	10/1/38	2,952	3,140
[2,3]	Fannie Mae Pool	4.865%	7/1/38	406	434
[2,3]	Fannie Mae Pool	4.914%	12/1/33	357	378
[2,3]	Fannie Mae Pool	5.033%	11/1/33	257	273
[2,3]	Fannie Mae Pool	5.066%	3/1/38	2,393	2,564
[2,3]	Fannie Mae Pool	5.238%	7/1/36	1,057	1,133
[2,3,5] Fannie Mae Pool		5.253%	11/1/39	3,213	3,485
[2,3]	Fannie Mae Pool	5.259%	7/1/38	144	151
[2,3]	Fannie Mae Pool	5.383%	8/1/39	5,954	6,443
[2,3]	Fannie Mae Pool	5.464%	4/1/37	62	66
[2,3]	Fannie Mae Pool	5.590%	5/1/36	442	475
[2,3]	Fannie Mae Pool	5.684%	4/1/37	1,842	1,980
[2,3]	Fannie Mae Pool	5.776%	12/1/37	2,116	2,284
[2,3]	Fannie Mae Pool	5.793%	10/1/37	798	857
[2,3]	Fannie Mae Pool	6.013%	7/1/37	317	340
[2,3]	Fannie Mae Pool	6.024%	11/1/36	579	620
[2,3]	Fannie Mae Pool	6.128%	10/1/37	2,710	2,926
[2,3,5] Freddie Mac Non Gold Pool		1.855%	6/1/37	535	550

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
[2,3,5] Freddie Mac Non Gold Pool		2.074%	3/1/37	47	49
[2,3,5] Freddie Mac Non Gold Pool		2.186%	1/1/37	1,018	1,083
[2,3,5] Freddie Mac Non Gold Pool		2.216%	7/1/35	614	651
[2,3,5] Freddie Mac Non Gold Pool		2.376%	11/1/34	1,123	1,212
[2,3,5] Freddie Mac Non Gold Pool		2.445%	3/1/37	48	51
[2,3]	Freddie Mac Non Gold Pool	2.579%	2/1/42	2,765	2,854
[2,3,5] Freddie Mac Non Gold Pool		2.602%	1/1/35–4/1/35	188	203
[2,3]	Freddie Mac Non Gold Pool	2.628%	12/1/40	3,735	3,850
[2,3,5] Freddie Mac Non Gold Pool		2.688%	10/1/37	1,361	1,439
[2,3]	Freddie Mac Non Gold Pool	2.700%	11/1/40	1,369	1,415
[2,3]	Freddie Mac Non Gold Pool	2.701%	12/1/40	7,037	7,262
[2,3,5] Freddie Mac Non Gold Pool		2.720%	12/1/34	726	769
[2,3,5] Freddie Mac Non Gold Pool		2.724%	6/1/37	965	1,039
[2,3,5] Freddie Mac Non Gold Pool		2.741%	12/1/35	635	675
[2,3,5] Freddie Mac Non Gold Pool		2.770%	12/1/36	1,104	1,172
[2,3]	Freddie Mac Non Gold Pool	2.784%	1/1/41	4,432	4,551
[2,3]	Freddie Mac Non Gold Pool	2.925%	2/1/41	4,997	5,190
[2,3]	Freddie Mac Non Gold Pool	2.957%	2/1/41	2,237	2,323
[2,3,5] Freddie Mac Non Gold Pool		3.020%	8/1/37	1,309	1,411
[2,3]	Freddie Mac Non Gold Pool	3.089%	3/1/41	1,762	1,833
[2,3]	Freddie Mac Non Gold Pool	3.094%	6/1/41	2,081	2,165
[2,3]	Freddie Mac Non Gold Pool	3.139%	11/1/40	3,773	3,927
[2,3]	Freddie Mac Non Gold Pool	3.266%	6/1/40	1,706	1,778
[2,3]	Freddie Mac Non Gold Pool	3.348%	5/1/40	996	1,039
[2,3]	Freddie Mac Non Gold Pool	3.424%	4/1/40	3,959	4,126
[2,3]	Freddie Mac Non Gold Pool	3.433%	3/1/42	6,273	6,590
[2,3]	Freddie Mac Non Gold Pool	3.444%	5/1/40	1,082	1,129
[2,3]	Freddie Mac Non Gold Pool	3.480%	8/1/40	4,143	4,354
[2,3]	Freddie Mac Non Gold Pool	3.557%	11/1/39	4,946	5,165
[2,3]	Freddie Mac Non Gold Pool	3.613%	6/1/40	4,835	5,050
[2,3]	Freddie Mac Non Gold Pool	3.631%	1/1/40–6/1/40	4,293	4,489
[2,3]	Freddie Mac Non Gold Pool	3.680%	9/1/40	4,168	4,357
[2,3]	Freddie Mac Non Gold Pool	4.025%	3/1/40	6,207	6,512
[2,3]	Freddie Mac Non Gold Pool	4.679%	5/1/38	291	310
[2,3]	Freddie Mac Non Gold Pool	4.889%	12/1/35	3,506	3,692
[2,3]	Freddie Mac Non Gold Pool	5.079%	10/1/36	1,271	1,333
[2,3]	Freddie Mac Non Gold Pool	5.100%	7/1/38	1,035	1,105
[2,3]	Freddie Mac Non Gold Pool	5.102%	3/1/37	300	321
[2,3]	Freddie Mac Non Gold Pool	5.141%	5/1/36	868	898
[2,3]	Freddie Mac Non Gold Pool	5.237%	3/1/38	1,813	1,947
[2,3]	Freddie Mac Non Gold Pool	5.354%	1/1/38	500	535
[2,3]	Freddie Mac Non Gold Pool	5.465%	3/1/37	186	191
[2,3]	Freddie Mac Non Gold Pool	5.484%	2/1/36	492	524
[2,3]	Freddie Mac Non Gold Pool	5.633%	3/1/37	654	701
[2,3]	Freddie Mac Non Gold Pool	5.727%	9/1/37	1,066	1,149
[2,3]	Freddie Mac Non Gold Pool	5.745%	11/1/36	256	270
[2,3]	Freddie Mac Non Gold Pool	5.780%	10/1/37	23	25
[2,3]	Freddie Mac Non Gold Pool	5.819%	5/1/37	4,000	4,310
[2,3]	Freddie Mac Non Gold Pool	5.822%	6/1/37	955	1,024
[2,3]	Freddie Mac Non Gold Pool	6.005%	12/1/36	506	542
[2,3]	Freddie Mac Non Gold Pool	6.035%	1/1/37	391	418
[2,3]	Freddie Mac Non Gold Pool	6.104%	12/1/36	782	844
[2,3]	Freddie Mac Non Gold Pool	6.206%	8/1/37	362	390
[2,3]	Freddie Mac Non Gold Pool	6.365%	2/1/37	297	319
[3,5]	Ginnie Mae II Pool	1.750%	6/20/29	51	53
3	Ginnie Mae II Pool	2.500%	11/20/40–1/20/42	39,116	41,008

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 Ginnie Mae II Pool	3.000%	12/20/40–11/20/41	20,248	21,329
3 Ginnie Mae II Pool	3.500%	10/20/39–8/20/41	14,773	15,670
3 Ginnie Mae II Pool	3.750%	1/20/40	4,428	4,609
3 Ginnie Mae II Pool	4.000%	9/20/39–10/20/41	21,819	22,908
3 Ginnie Mae II Pool	5.000%	7/20/38–10/20/38	719	744
				473,375
Total U.S. Government and Agency Obligations (Cost $42,346,444)				42,315,355
Asset-Backed/Commercial Mortgage-Backed Securities (2.5%)
3 AEP Texas Central Transition
Funding II LLC 2006-A	5.170%	1/1/18	1,992	2,242
3 Ally Auto Receivables Trust 2011-2	1.980%	4/15/16	3,900	3,950
3 Ally Auto Receivables Trust 2011-4	1.140%	6/15/16	1,696	1,704
3 Ally Auto Receivables Trust 2012-5	0.850%	1/16/18	3,305	3,314
3 AmeriCredit Automobile Receivables Trust 2012-1	1.230%	9/8/16	825	829
3 AmeriCredit Automobile Receivables Trust 2013-1	0.610%	10/10/17	1,029	1,021
3 AmeriCredit Automobile Receivables Trust 2013-2	0.650%	12/8/17	719	715
3 AmeriCredit Automobile Receivables Trust 2013-3	0.920%	4/9/18	1,635	1,634
3 Banc of America Commercial Mortgage
Trust 2004-2	4.153%	11/10/38	924	933
3 Banc of America Commercial Mortgage
Trust 2004-3	5.743%	6/10/39	4,813	4,964
3 Banc of America Commercial Mortgage
Trust 2004-4	4.877%	7/10/42	14,840	15,179
3 Banc of America Commercial Mortgage
Trust 2005-1	5.284%	11/10/42	3,753	3,814
3 Banc of America Commercial Mortgage
Trust 2005-2	4.857%	7/10/43	460	487
3 Banc of America Commercial Mortgage
Trust 2005-5	5.115%	10/10/45	5,265	5,728
3 Banc of America Commercial Mortgage
Trust 2005-6	5.358%	9/10/47	2,623	2,810
3 Banc of America Commercial Mortgage
Trust 2005-6	5.358%	9/10/47	1,500	1,539
3 Banc of America Commercial Mortgage
Trust 2006-1	5.372%	9/10/45	9,085	9,908
3 Banc of America Commercial Mortgage
Trust 2006-1	5.421%	9/10/45	247	264
3 Banc of America Commercial Mortgage
Trust 2006-2	5.919%	5/10/45	7,560	8,338
3 Banc of America Commercial Mortgage
Trust 2006-2	5.954%	5/10/45	1,380	1,322
3 Banc of America Commercial Mortgage
Trust 2006-3	5.889%	7/10/44	400	442
3 Banc of America Commercial Mortgage
Trust 2006-4	5.634%	7/10/46	16,720	18,416
3 Banc of America Commercial Mortgage
Trust 2006-5	5.414%	9/10/47	5,210	5,674
3 Banc of America Commercial Mortgage
Trust 2006-5	5.448%	9/10/47	890	922
3 Banc of America Commercial Mortgage
Trust 2007-1	5.482%	1/15/49	3,215	3,343
3 Banc of America Commercial Mortgage
Trust 2007-2	5.793%	4/10/49	450	505
3 Banc of America Commercial Mortgage
Trust 2008-1	6.395%	2/10/51	12,600	14,506

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 Bear Stearns Commercial Mortgage Securities
Trust 2002-TOP8	4.830%	8/15/38	121	120
3 Bear Stearns Commercial Mortgage Securities
Trust 2003-TOP12	4.680%	8/13/39	3,521	3,538
3 Bear Stearns Commercial Mortgage Securities
Trust 2004-PWR6	4.825%	11/11/41	275	286
3 Bear Stearns Commercial Mortgage Securities
Trust 2004-PWR6	4.868%	11/11/41	990	1,028
3 Bear Stearns Commercial Mortgage Securities
Trust 2004-TOP14	5.200%	1/12/41	1,234	1,255
3 Bear Stearns Commercial Mortgage Securities
Trust 2005-PWR10	5.405%	12/11/40	5,720	6,222
3 Bear Stearns Commercial Mortgage Securities
Trust 2005-PWR8	4.750%	6/11/41	1,970	2,040
3 Bear Stearns Commercial Mortgage Securities
Trust 2005-TOP18	4.933%	2/13/42	1,941	2,052
3 Bear Stearns Commercial Mortgage Securities
Trust 2005-TOP20	5.296%	10/12/42	5,515	5,923
3 Bear Stearns Commercial Mortgage Securities
Trust 2006-PWR11	5.611%	3/11/39	11,300	12,263
3 Bear Stearns Commercial Mortgage Securities
Trust 2006-PWR12	5.902%	9/11/38	1,800	1,974
3 Bear Stearns Commercial Mortgage Securities
Trust 2006-PWR12	5.941%	9/11/38	2,225	2,401
3 Bear Stearns Commercial Mortgage Securities
Trust 2006-PWR13	5.582%	9/11/41	1,125	1,234
3 Bear Stearns Commercial Mortgage Securities
Trust 2006-TOP22	5.766%	4/12/38	8,400	9,266
3 Bear Stearns Commercial Mortgage Securities
Trust 2006-TOP22	5.766%	4/12/38	1,500	1,611
3 Bear Stearns Commercial Mortgage Securities
Trust 2006-TOP24	5.568%	10/12/41	3,675	4,003
3 Bear Stearns Commercial Mortgage Securities
Trust 2007-PWR16	5.853%	6/11/40	2,779	2,805
3 Bear Stearns Commercial Mortgage Securities
Trust 2007-PWR16	5.905%	6/11/40	3,200	3,479
3 Bear Stearns Commercial Mortgage Securities
Trust 2007-PWR17	5.694%	6/11/50	14,821	16,753
3 Bear Stearns Commercial Mortgage Securities
Trust 2007-PWR17	5.915%	6/11/50	3,885	4,313
3 Bear Stearns Commercial Mortgage Securities
Trust 2007-PWR18	5.613%	6/11/50	1,355	1,357
3 Bear Stearns Commercial Mortgage Securities
Trust 2007-PWR18	5.700%	6/11/50	6,625	7,540
3 Bear Stearns Commercial Mortgage Securities
Trust 2007-TOP26	5.471%	1/12/45	3,102	3,495
3 Bear Stearns Commercial Mortgage Securities
Trust 2007-TOP26	5.513%	1/12/45	2,475	2,617
3 Bear Stearns Commercial Mortgage Securities
Trust 2007-TOP28	5.742%	9/11/42	8,100	9,292
3 Bear Stearns Commercial Mortgage Securities
Trust 2007-TOP28	5.793%	9/11/42	1,458	1,501
3 Capital Auto Receivables Asset Trust 2013-1	0.790%	6/20/17	2,058	2,041
3 Capital One Multi-asset Execution Trust 2006-A3	5.050%	12/17/18	12,975	14,357
3 Capital One Multi-asset Execution Trust 2007-A7	5.750%	7/15/20	7,190	8,369
3 CarMax Auto Owner Trust 2012-3	0.790%	4/16/18	1,320	1,308

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	CarMax Auto Owner Trust 2013-2	0.640%	1/16/18	1,917	1,905
3	CarMax Auto Owner Trust 2013-2	0.840%	11/15/18	799	783
3	CD 2005-CD1 Commercial Mortgage Trust	5.392%	7/15/44	7,550	8,127
3	CD 2005-CD1 Commercial Mortgage Trust	5.392%	7/15/44	2,475	2,644
3	CD 2006-CD3 Mortgage Trust	5.617%	10/15/48	15,021	16,587
3	CD 2006-CD3 Mortgage Trust	5.648%	10/15/48	4,150	4,516
3	CD 2007-CD4 Commercial Mortgage Trust	5.205%	12/11/49	2,529	2,545
3	CD 2007-CD4 Commercial Mortgage Trust	5.322%	12/11/49	6,395	7,042
3	CD 2007-CD5 Mortgage Trust	5.886%	11/15/44	6,882	7,768
3	Centerpoint Energy Transition Bond Co. II LLC
	2005-A	5.170%	8/1/19	1,120	1,239
3	Centerpoint Energy Transition Bond Co. II LLC
	2005-A	5.302%	8/1/20	654	765
3	CenterPoint Energy Transition Bond Co. IV, LLC
	2012-1	3.028%	10/15/25	5,300	5,245
3	Chase Issuance Trust 2006-A2	5.160%	4/16/18	7,446	8,275
3	Chase Issuance Trust 2008-A11	5.400%	7/15/15	3,325	3,331
3	Chase Issuance Trust 2012-A5	0.590%	8/15/17	3,404	3,397
3	Chase Issuance Trust 2012-A7	2.160%	9/16/24	12,805	11,964
3	Citibank Credit Card Issuance Trust 2003-A7	4.150%	7/7/17	4,676	5,011
3	Citibank Credit Card Issuance Trust 2004-A8	4.900%	12/12/16	6,116	6,500
3	Citibank Credit Card Issuance Trust 2005-A2	4.850%	3/10/17	2,975	3,192
3	Citibank Credit Card Issuance Trust 2005-A9	5.100%	11/20/17	11,399	12,542
3	Citibank Credit Card Issuance Trust 2007-A8	5.650%	9/20/19	7,150	8,315
3	Citibank Credit Card Issuance Trust 2008-A1	5.350%	2/7/20	6,114	7,046
3	Citibank Credit Card Issuance Trust 2009-A4	4.900%	6/23/16	7,800	8,115
3	Citigroup Commercial Mortgage Trust 2004-C2	4.623%	10/15/41	458	455
3	Citigroup Commercial Mortgage Trust 2005-C3	4.830%	5/15/43	3,520	3,676
3	Citigroup Commercial Mortgage Trust 2006-C4	5.939%	3/15/49	2,000	2,159
3	Citigroup Commercial Mortgage Trust 2006-C4	5.939%	3/15/49	7,075	7,677
3	Citigroup Commercial Mortgage Trust 2006-C5	5.431%	10/15/49	2,275	2,513
3	Citigroup Commercial Mortgage Trust 2006-C5	5.462%	10/15/49	1,435	1,544
3	Citigroup Commercial Mortgage Trust 2007-C6	5.885%	12/10/49	9,145	10,349
3	Citigroup Commercial Mortgage Trust 2008-C7	6.339%	12/10/49	11,348	12,963
3	Citigroup Commercial Mortgage Trust 2012-GC8	3.024%	9/10/45	3,950	3,739
3	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	1,400	1,317
3	Citigroup Commercial Mortgage Trust 2013-GC11	3.422%	4/10/46	1,300	1,274
3	COBALT CMBS Commercial Mortgage
	Trust 2007-C2	5.484%	4/15/47	1,975	2,189
3	COBALT CMBS Commercial Mortgage
	Trust 2007-C3	5.985%	5/15/46	6,645	7,541
3	COMM 2004-LNB2 Mortgage Trust	4.715%	3/10/39	7,007	7,116
3	COMM 2005-C6 Mortgage Trust	5.116%	6/10/44	11,980	12,732
3	COMM 2006-C7 Mortgage Trust	5.940%	6/10/46	11,500	12,801
3	COMM 2006-C7 Mortgage Trust	5.965%	6/10/46	1,815	1,934
3	COMM 2006-C8 Mortgage Trust	5.248%	12/10/46	592	593
3	COMM 2007-C9 Mortgage Trust	5.993%	12/10/49	7,325	8,325
3	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	1,285	1,228
3	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	1,825	1,785
3	COMM 2012-CCRE3 Mortgage Trust	2.822%	11/15/45	5,000	4,651
[3,6]	COMM 2012-CCRE3 Mortgage Trust	3.416%	11/15/45	2,195	2,139
3	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	6,200	5,756
3	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	1,500	1,380
3	COMM 2013-CCRE6 Mortgage Trust	3.101%	3/10/46	1,744	1,661
3	COMM 2013-CCRE7 Mortgage Trust	3.213%	3/10/46	1,425	1,353
3	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	1,788	1,752

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	3,931	3,667
3	COMM 2013-LC6 Mortgage Trust	3.282%	1/10/46	2,184	2,170
[3,6]	Commercial Mortgages Lease-Backed
	Certificates Series 2001-CMLB-1	6.746%	6/20/31	1,487	1,557
3	Credit Suisse Commercial Mortgage Trust 2006-C1	5.569%	2/15/39	2,225	2,284
3	Credit Suisse Commercial Mortgage Trust 2006-C1	5.569%	2/15/39	10,725	11,689
3	Credit Suisse Commercial Mortgage Trust 2006-C1	5.569%	2/15/39	2,800	2,991
3	Credit Suisse Commercial Mortgage Trust 2006-C3	5.989%	6/15/38	5,657	6,242
3	Credit Suisse Commercial Mortgage Trust 2006-C3	5.989%	6/15/38	2,700	2,902
3	Credit Suisse Commercial Mortgage Trust 2006-C4	5.509%	9/15/39	550	582
3	Credit Suisse Commercial Mortgage Trust 2006-C5	5.311%	12/15/39	7,455	8,274
3	Credit Suisse Commercial Mortgage Trust 2007-C1	5.383%	2/15/40	2,830	3,156
3	Credit Suisse Commercial Mortgage Trust 2007-C3	5.871%	6/15/39	10,214	11,672
3	CSFB Commercial Mortgage Trust 2004-C1	4.750%	1/15/37	5,993	6,057
3	CSFB Commercial Mortgage Trust 2005-C1	5.014%	2/15/38	5,729	5,968
3	CSFB Commercial Mortgage Trust 2005-C1	5.075%	2/15/38	2,009	2,040
3	CSFB Commercial Mortgage Trust 2005-C4	5.190%	8/15/38	1,375	1,396
3	CSFB Commercial Mortgage Trust 2005-C5	5.100%	8/15/38	520	548
3	CSFB Commercial Mortgage Trust 2005-C5	5.100%	8/15/38	6,775	7,237
3	CSFB Commercial Mortgage Trust 2005-C6	5.230%	12/15/40	1,525	1,517
3	Discover Card Execution Note Trust 2007-A1	5.650%	3/16/20	9,453	10,973
3	Ford Credit Auto Owner Trust 2009-E	2.420%	11/15/14	785	788
3	Ford Credit Auto Owner Trust 2010-A	2.150%	6/15/15	4,634	4,663
3	Ford Credit Auto Owner Trust 2011-A	1.650%	5/15/16	1,000	1,008
3	Ford Credit Auto Owner Trust 2012-A	1.150%	6/15/17	3,525	3,552
3	Ford Credit Auto Owner Trust 2012-B	0.720%	12/15/16	500	500
3	Ford Credit Auto Owner Trust 2013-A	0.550%	7/15/17	2,761	2,747
3	Ford Credit Auto Owner Trust 2013-B	0.570%	10/15/17	1,600	1,592
3	Ford Credit Auto Owner Trust 2013-B	0.760%	8/15/18	800	788
3	GE Capital Credit Card Master Note Trust
	Series 2012-7	1.760%	9/15/22	5,644	5,467
3	GE Commercial Mortgage Corp. Series
	2005-C3 Trust	4.974%	7/10/45	4,460	4,774
3	GE Commercial Mortgage Corp. Series
	2005-C4 Trust	5.471%	11/10/45	2,725	2,901
3	GE Commercial Mortgage Corp. Series
	2006-C1 Trust	5.470%	3/10/44	2,825	3,058
3	GE Commercial Mortgage Corp. Series
	2006-C1 Trust	5.470%	3/10/44	12,475	13,560
3	GE Commercial Mortgage Corp. Series
	2007-C1 Trust	5.543%	12/10/49	4,300	4,777
3	GMAC Commercial Mortgage Securities Inc.
	Series 2004-C1 Trust	4.908%	3/10/38	825	840
3	GMAC Commercial Mortgage Securities Inc.
	Series 2004-C3 Trust	4.864%	12/10/41	3,175	3,320
3	GMAC Commercial Mortgage Securities Inc.
	Series 2005-C1 Trust	4.754%	5/10/43	1,055	1,095
3	Commercial Mortgage Trust 2003-C2	4.915%	1/5/36	2,735	2,757
3	Commercial Mortgage Trust 2004-GG1	5.317%	6/10/36	4,428	4,518
3	Commercial Mortgage Trust 2005-GG3	4.799%	8/10/42	12,827	13,430
3	Commercial Mortgage Trust 2005-GG3	4.859%	8/10/42	1,775	1,810
3	Commercial Mortgage Trust 2005-GG5	5.224%	4/10/37	7,925	8,483
3	Commercial Mortgage Trust 2005-GG5	5.277%	4/10/37	1,900	2,012
3	Commercial Mortgage Trust 2006-GG7	6.056%	7/10/38	2,275	2,522
3	Commercial Mortgage Trust 2007-GG9	5.475%	3/10/39	640	673
3	GS Mortgage Securities Trust 2004-GG2	5.396%	8/10/38	8,575	8,845

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 GS Mortgage Securities Trust 2006-GG6	5.506%	4/10/38	1,567	1,593
3 GS Mortgage Securities Trust 2006-GG6	5.553%	4/10/38	8,350	9,092
3 GS Mortgage Securities Trust 2006-GG6	5.622%	4/10/38	1,725	1,850
3 GS Mortgage Securities Trust 2011-GC5	3.707%	8/10/44	1,500	1,540
3 GS Mortgage Securities Trust 2012-GC6	3.482%	1/10/45	6,250	6,377
3 GS Mortgage Securities Trust 2012-GCJ7	3.377%	5/10/45	3,825	3,771
3 GS Mortgage Securities Trust 2012-GCJ9	2.773%	11/10/45	2,955	2,712
3 GS Mortgage Securities Trust 2013-GC10	2.943%	2/10/46	3,494	3,256
3 GS Mortgage Securities Trust 2013-GC10	3.279%	2/10/46	1,310	1,302
3 GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	2,255	2,124
3 GS Mortgage Securities Trust 2013-GCJ12	3.375%	6/10/46	966	935
3 Honda Auto Receivables 2011-1 Owner Trust	1.800%	4/17/17	1,475	1,486
3 Honda Auto Receivables 2012-4 Owner Trust	0.660%	12/18/18	2,950	2,935
3 Honda Auto Receivables 2013-2 Owner Trust	0.530%	2/16/17	1,077	1,073
3 Honda Auto Receivables 2013-1 Owner Trust	0.480%	11/21/16	3,433	3,411
3 Honda Auto Receivables 2013-1 Owner Trust	0.620%	3/21/19	2,746	2,724
3 Honda Auto Receivables 2013-2 Owner Trust	0.660%	6/17/19	1,077	1,065
3 Hyundai Auto Receivables Trust 2012-C	0.730%	6/15/18	2,000	1,982
3 Hyundai Auto Receivables Trust 2013-A	0.560%	7/17/17	2,620	2,611
3 Hyundai Auto Receivables Trust 2013-A	0.750%	9/17/18	4,367	4,314
3 Hyundai Auto Receivables Trust 2013-B	0.710%	9/15/17	2,675	2,670
3 Hyundai Auto Receivables Trust 2013-B	1.010%	2/15/19	1,325	1,318
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2003-CIBC6	5.255%	7/12/37	48	48
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2003-CIBC7	4.879%	1/12/38	9,182	9,249
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2004-CIBC10	4.654%	1/12/37	902	903
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2004-CIBC8	4.404%	1/12/39	4,440	4,509
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2004-CIBC9	5.758%	6/12/41	10,191	10,569
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2005-CIBC11	5.541%	8/12/37	800	817
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2005-CIBC13	5.513%	1/12/43	1,000	1,046
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2005-LDP2	4.780%	7/15/42	1,535	1,620
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2005-LDP4	4.918%	10/15/42	11,600	12,290
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2005-LDP5	5.367%	12/15/44	7,391	8,054
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2005-LDP5	5.409%	12/15/44	1,480	1,597
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2005-LDP5	5.488%	12/15/44	585	585
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2006-CIBC14	5.633%	12/12/44	1,100	1,187
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2006-CIBC16	5.593%	5/12/45	4,180	4,515
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2006-LDP6	5.475%	4/15/43	3,217	3,511
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2006-LDP7	6.056%	4/15/45	10,290	11,392
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2006-LDP7	6.056%	4/15/45	2,360	2,567

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2006-LDP7	6.056%	4/15/45	1,355	1,296
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2006-LDP8	5.440%	5/15/45	1,720	1,845
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2006-LDP8	5.447%	5/15/45	4,715	4,860
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2007-CIBC18	5.440%	6/12/47	6,510	7,326
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2007-CIBC20	5.794%	2/12/51	19,976	23,006
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2007-CIBC20	6.078%	2/12/51	1,400	1,553
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2007-LDP11	6.003%	6/15/49	5,610	6,326
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2007-LDP12	5.882%	2/15/51	6,620	7,569
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2012-C6	3.507%	5/15/45	4,875	4,980
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2012-C8	2.829%	10/15/45	11,575	10,770
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2012-CIBX	3.483%	6/15/45	3,816	3,714
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2012-LC9	2.840%	12/15/47	2,250	2,104
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C10	3.143%	12/15/47	1,389	1,326
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C10	3.372%	12/15/47	1,042	1,037
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-LC11	2.960%	4/15/46	1,466	1,360
3 JPMBB Commercial Mortgage Securities
Trust 2013-C12	3.664%	7/15/45	982	969
3 JPMBB Commercial Mortgage Securities
Trust 2013-C12	4.027%	7/15/45	655	651
3 LB-UBS Commercial Mortgage Trust 2003-C8	5.124%	11/15/32	2,847	2,858
3 LB-UBS Commercial Mortgage Trust 2004-C7	4.786%	10/15/29	6,975	7,208
3 LB-UBS Commercial Mortgage Trust 2005-C1	4.742%	2/15/30	4,850	5,062
3 LB-UBS Commercial Mortgage Trust 2005-C2	5.150%	4/15/30	2,845	3,008
3 LB-UBS Commercial Mortgage Trust 2005-C5	5.057%	9/15/40	750	749
3 LB-UBS Commercial Mortgage Trust 2005-C7	5.197%	11/15/30	6,855	7,321
3 LB-UBS Commercial Mortgage Trust 2006-C1	5.217%	2/15/31	3,588	3,823
3 LB-UBS Commercial Mortgage Trust 2006-C3	5.661%	3/15/39	15,740	17,559
3 LB-UBS Commercial Mortgage Trust 2006-C4	6.061%	6/15/38	6,900	7,646
3 LB-UBS Commercial Mortgage Trust 2006-C6	5.372%	9/15/39	10,060	11,291
3 LB-UBS Commercial Mortgage Trust 2006-C6	5.413%	9/15/39	1,176	1,283
3 LB-UBS Commercial Mortgage Trust 2006-C7	5.347%	11/15/38	1,150	1,267
3 LB-UBS Commercial Mortgage Trust 2006-C7	5.378%	11/15/38	1,585	1,681
3 LB-UBS Commercial Mortgage Trust 2007-C1	5.424%	2/15/40	3,900	4,362
3 LB-UBS Commercial Mortgage Trust 2007-C2	5.430%	2/15/40	7,800	8,461
3 LB-UBS Commercial Mortgage Trust 2007-C7	5.866%	9/15/45	11,853	12,973
3 LB-UBS Commercial Mortgage Trust 2008-C1	6.320%	4/15/41	13,125	15,459
3 LB-UBS Commercial Mortgage Trust 2008-C1	6.320%	4/15/41	1,970	2,169
3 Merrill Lynch Mortgage Trust 2003-KEY1	5.236%	11/12/35	4,500	4,540
3 Merrill Lynch Mortgage Trust 2005-CIP1	5.107%	7/12/38	811	848
3 Merrill Lynch Mortgage Trust 2005-LC1	5.291%	1/12/44	8,542	9,331
3 Merrill Lynch Mortgage Trust 2005-MCP1	4.747%	6/12/43	1,705	1,801

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 Merrill Lynch Mortgage Trust 2006-C1	5.872%	5/12/39	625	673
3 Merrill Lynch Mortgage Trust 2006-C1	5.872%	5/12/39	9,440	10,362
3 Merrill Lynch Mortgage Trust 2006-C2	5.782%	8/12/43	1,965	2,123
3 Merrill Lynch Mortgage Trust 2007-C1	6.038%	6/12/50	15,155	17,132
3 Merrill Lynch Mortgage Trust 2008-C1	5.690%	2/12/51	7,450	8,390
3 ML-CFC Commercial Mortgage Trust 2006-2	6.086%	6/12/46	13,410	15,014
3 ML-CFC Commercial Mortgage Trust 2006-3	5.456%	7/12/46	300	324
3 ML-CFC Commercial Mortgage Trust 2006-4	5.204%	12/12/49	1,225	1,305
3 ML-CFC Commercial Mortgage Trust 2007-5	5.378%	8/12/48	7,615	8,421
3 ML-CFC Commercial Mortgage Trust 2007-9	5.590%	9/12/49	431	430
3 ML-CFC Commercial Mortgage Trust 2007-9	5.700%	9/12/49	10,995	12,585
3 Morgan Stanley Bank of America Merrill Lynch
Trust 2012-C5	3.176%	8/15/45	1,600	1,535
3 Morgan Stanley Bank of America Merrill Lynch
Trust 2012-C6	2.858%	11/15/45	4,000	3,726
3 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C7	2.918%	2/15/46	1,707	1,589
3 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C7	3.214%	2/15/46	341	316
3 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C8	3.134%	12/15/48	2,100	1,989
3 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C8	3.376%	12/15/48	1,000	982
3 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C9	3.102%	5/15/46	1,275	1,198
3 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C9	3.456%	5/15/46	975	949
3 Morgan Stanley Capital I Trust 2003-IQ6	4.970%	12/15/41	6,040	6,096
3 Morgan Stanley Capital I Trust 2004-HQ4	4.970%	4/14/40	3,938	4,050
3 Morgan Stanley Capital I Trust 2004-IQ8	5.110%	6/15/40	8,592	8,838
3 Morgan Stanley Capital I Trust 2004-TOP13	4.660%	9/13/45	2,357	2,382
3 Morgan Stanley Capital I Trust 2004-TOP15	5.030%	6/13/41	236	236
3 Morgan Stanley Capital I Trust 2004-TOP15	5.270%	6/13/41	2,185	2,238
3 Morgan Stanley Capital I Trust 2005-HQ5	5.168%	1/14/42	1,500	1,569
3 Morgan Stanley Capital I Trust 2005-HQ6	4.989%	8/13/42	13,445	14,311
3 Morgan Stanley Capital I Trust 2005-HQ6	5.073%	8/13/42	1,595	1,622
3 Morgan Stanley Capital I Trust 2005-HQ7	5.378%	11/14/42	7,950	8,657
3 Morgan Stanley Capital I Trust 2005-IQ10	5.230%	9/15/42	10,811	11,640
3 Morgan Stanley Capital I Trust 2005-IQ9	4.770%	7/15/56	1,345	1,370
3 Morgan Stanley Capital I Trust 2005-TOP17	4.780%	12/13/41	6,290	6,547
3 Morgan Stanley Capital I Trust 2005-TOP17	4.840%	12/13/41	515	517
3 Morgan Stanley Capital I Trust 2005-TOP19	4.985%	6/12/47	1,580	1,595
3 Morgan Stanley Capital I Trust 2006-HQ10	5.328%	11/12/41	7,915	8,919
3 Morgan Stanley Capital I Trust 2006-HQ10	5.360%	11/12/41	2,626	2,879
3 Morgan Stanley Capital I Trust 2006-HQ8	5.597%	3/12/44	11,925	12,947
3 Morgan Stanley Capital I Trust 2006-HQ8	5.646%	3/12/44	2,503	2,717
3 Morgan Stanley Capital I Trust 2006-HQ9	5.773%	7/12/44	3,425	3,761
3 Morgan Stanley Capital I Trust 2006-HQ9	5.793%	7/12/44	1,475	1,508
3 Morgan Stanley Capital I Trust 2006-IQ11	5.851%	10/15/42	3,708	4,041
3 Morgan Stanley Capital I Trust 2006-IQ11	5.855%	10/15/42	225	248
3 Morgan Stanley Capital I Trust 2006-IQ11	5.855%	10/15/42	1,750	1,748
3 Morgan Stanley Capital I Trust 2006-IQ12	5.332%	12/15/43	8,360	9,364
3 Morgan Stanley Capital I Trust 2006-TOP21	5.090%	10/12/52	9	9
3 Morgan Stanley Capital I Trust 2006-TOP21	5.204%	10/12/52	2,775	2,971
3 Morgan Stanley Capital I Trust 2006-TOP23	5.987%	8/12/41	775	860
3 Morgan Stanley Capital I Trust 2007-IQ14	5.654%	4/15/49	1,102	1,183

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 Morgan Stanley Capital I Trust 2007-IQ14	5.692%	4/15/49	9,610	10,675
3 Morgan Stanley Capital I Trust 2007-IQ16	5.809%	12/12/49	9,518	10,917
3 Morgan Stanley Capital I Trust 2007-IQ16	6.298%	12/12/49	1,975	2,173
3 Morgan Stanley Capital I Trust 2007-TOP25	5.514%	11/12/49	1,280	1,453
3 Morgan Stanley Capital I Trust 2007-TOP25	5.544%	11/12/49	1,650	1,759
3 Morgan Stanley Capital I Trust 2007-TOP27	5.816%	6/11/42	9,205	10,343
3 Morgan Stanley Capital I Trust 2007-TOP27	5.816%	6/11/42	2,475	2,685
3 Morgan Stanley Capital I Trust 2008-TOP29	6.459%	1/11/43	17,980	20,868
3 Morgan Stanley Capital I Trust 2012-C4	3.244%	3/15/45	6,000	5,919
3 Nissan Auto Receivables 2012-B Owner Trust	0.660%	12/17/18	2,655	2,636
3 Nissan Auto Receivables 2013-A Owner Trust	0.500%	5/15/17	3,072	3,053
3 Nissan Auto Receivables 2013-A Owner Trust	0.750%	7/15/19	6,100	6,026
6 Northern Rock Asset Management plc	5.625%	6/22/17	1,075	1,219
3 PSE&G Transition Funding LLC Series 2001-1	6.890%	12/15/17	14,975	16,625
3 Royal Bank of Canada	0.625%	12/5/16	5,000	4,965
Royal Bank of Canada	1.200%	9/19/17	11,600	11,316
3 Santander Drive Auto Receivables Trust 2013-1	0.620%	6/15/17	2,731	2,719
3 Santander Drive Auto Receivables Trust 2013-2	0.700%	9/15/17	3,480	3,463
3 Santander Drive Auto Receivables Trust 2013-3	0.700%	10/16/17	1,600	1,593
3 TIAA Seasoned Commercial Mortgage
Trust 2007-C4	5.526%	8/15/39	1,385	1,436
3 Toyota Auto Receivables 2012-A Owner Trust	0.990%	8/15/17	5,668	5,696
3 Toyota Auto Receivables 2013-A Owner Trust	0.550%	1/17/17	710	707
3 Toyota Auto Receivables 2013-A Owner Trust	0.690%	11/15/18	710	702
3 UBS-Barclays Commercial Mortgage Trust 2013-C5	3.185%	3/10/46	2,770	2,641
3 UBS-Barclays Commercial Mortgage Trust 2013-C6	3.244%	4/10/46	1,775	1,681
3 UBS-Barclays Commercial Mortgage Trust 2013-C6	3.469%	4/10/46	700	689
3 Volkswagen Auto Loan Enhanced Trust 2012-1	1.150%	7/20/18	6,480	6,524
3 Wachovia Bank Commercial Mortgage Trust
Series 2003-C8	4.964%	11/15/35	3,942	3,972
3 Wachovia Bank Commercial Mortgage Trust
Series 2004-C10	4.748%	2/15/41	6,510	6,611
3 Wachovia Bank Commercial Mortgage Trust
Series 2004-C12	5.478%	7/15/41	11,150	11,467
3 Wachovia Bank Commercial Mortgage Trust
Series 2004-C15	4.803%	10/15/41	10,325	10,775
3 Wachovia Bank Commercial Mortgage Trust
Series 2005-C17	5.083%	3/15/42	7,030	7,431
3 Wachovia Bank Commercial Mortgage Trust
Series 2005-C17	5.224%	3/15/42	625	635
3 Wachovia Bank Commercial Mortgage Trust
Series 2005-C19	4.699%	5/15/44	4,900	5,182
3 Wachovia Bank Commercial Mortgage Trust
Series 2005-C19	4.750%	5/15/44	665	699
3 Wachovia Bank Commercial Mortgage Trust
Series 2005-C19	4.793%	5/15/44	1,350	1,380
3 Wachovia Bank Commercial Mortgage Trust
Series 2005-C20	5.118%	7/15/42	3,520	3,755
3 Wachovia Bank Commercial Mortgage Trust
Series 2005-C21	5.414%	10/15/44	15,505	16,815
3 Wachovia Bank Commercial Mortgage Trust
Series 2005-C21	5.414%	10/15/44	535	540
3 Wachovia Bank Commercial Mortgage Trust
Series 2005-C22	5.465%	12/15/44	10,300	11,124
3 Wachovia Bank Commercial Mortgage Trust
Series 2005-C22	5.515%	12/15/44	475	511

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 Wachovia Bank Commercial Mortgage Trust
Series 2006-C25	5.919%	5/15/43	7,320	8,102
3 Wachovia Bank Commercial Mortgage Trust
Series 2006-C26	6.187%	6/15/45	475	516
3 Wachovia Bank Commercial Mortgage Trust
Series 2006-C27	5.765%	7/15/45	7,045	7,729
3 Wachovia Bank Commercial Mortgage Trust
Series 2006-C28	5.679%	10/15/48	2,397	2,435
3 Wachovia Bank Commercial Mortgage Trust
Series 2006-C29	5.313%	11/15/48	5,268	5,351
3 Wachovia Bank Commercial Mortgage Trust
Series 2006-C29	5.339%	11/15/48	2,400	2,596
3 Wells Fargo Commercial Mortgage Trust 2012-LC5	2.918%	10/15/45	1,975	1,850
3 WFRBS Commercial Mortgage Trust 2012-C10	2.875%	12/15/45	2,500	2,322
3 WFRBS Commercial Mortgage Trust 2012-C6	3.440%	4/15/45	3,875	3,869
3 WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	3,411	3,338
3 WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	2,200	2,204
3 WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	1,600	1,511
3 WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	3,300	3,073
3 WFRBS Commercial Mortgage Trust 2013-C11	3.071%	3/15/45	2,414	2,281
3 WFRBS Commercial Mortgage Trust 2013-C12	3.198%	3/15/48	1,045	980
3 WFRBS Commercial Mortgage Trust 2013-C12	3.560%	3/15/48	495	481
3 WFRBS Commercial Mortgage Trust 2013-C13	3.001%	5/15/45	2,154	2,100
3 WFRBS Commercial Mortgage Trust 2013-C13	3.345%	5/15/45	421	392
3 WFRBS Commercial Mortgage Trust 2013-C14	3.337%	6/15/46	3,250	3,195
3 WFRBS Commercial Mortgage Trust 2013-C14	3.488%	6/15/46	1,625	1,592
3 World Omni Auto Receivables Trust 2012-B	0.810%	1/15/19	1,817	1,825
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,398,175)				1,540,784
Corporate Bonds (22.5%)
Finance (7.3%)
Banking (4.7%)
3 Abbey National Capital Trust I	8.963%	12/29/49	475	566
Abbey National Treasury Services plc	4.000%	4/27/16	3,635	3,843
American Express Bank FSB	6.000%	9/13/17	1,275	1,468
American Express Centurion Bank	0.875%	11/13/15	500	499
American Express Centurion Bank	5.950%	6/12/17	650	742
American Express Centurion Bank	6.000%	9/13/17	3,700	4,250
American Express Co.	5.500%	9/12/16	1,025	1,144
American Express Co.	6.150%	8/28/17	2,715	3,140
American Express Co.	7.000%	3/19/18	15,044	18,060
American Express Co.	1.550%	5/22/18	4,675	4,534
American Express Co.	2.650%	12/2/22	4,340	4,001
American Express Co.	4.050%	12/3/42	850	738
3 American Express Co.	6.800%	9/1/66	2,825	3,023
American Express Credit Corp.	5.125%	8/25/14	5,990	6,278
American Express Credit Corp.	1.750%	6/12/15	1,525	1,546
American Express Credit Corp.	2.750%	9/15/15	7,715	8,008
American Express Credit Corp.	5.300%	12/2/15	2,000	2,195
American Express Credit Corp.	2.800%	9/19/16	13,215	13,722
American Express Credit Corp.	2.375%	3/24/17	5,700	5,806
Associates Corp. of North America	6.950%	11/1/18	65	77
Australia & New Zealand Banking Group Ltd.	0.900%	2/12/16	4,050	4,027
Australia & New Zealand Banking Group Ltd.	1.875%	10/6/17	2,950	2,944
Bancolombia SA	4.250%	1/12/16	7,700	7,893
Bank of America Corp.	5.125%	11/15/14	2,510	2,637

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bank of America Corp.	4.500%	4/1/15	10,395	10,893
Bank of America Corp.	4.750%	8/1/15	275	292
Bank of America Corp.	3.700%	9/1/15	670	698
Bank of America Corp.	1.500%	10/9/15	13,500	13,489
Bank of America Corp.	5.250%	12/1/15	1,225	1,311
Bank of America Corp.	1.250%	1/11/16	7,100	7,010
Bank of America Corp.	3.625%	3/17/16	15,275	15,923
Bank of America Corp.	3.750%	7/12/16	8,695	9,099
Bank of America Corp.	6.500%	8/1/16	32,070	36,106
Bank of America Corp.	5.750%	8/15/16	3,250	3,560
Bank of America Corp.	7.800%	9/15/16	2,850	3,300
Bank of America Corp.	5.625%	10/14/16	14,700	16,248
Bank of America Corp.	5.420%	3/15/17	7,425	7,922
Bank of America Corp.	3.875%	3/22/17	500	522
Bank of America Corp.	6.000%	9/1/17	400	448
Bank of America Corp.	5.750%	12/1/17	6,880	7,627
Bank of America Corp.	2.000%	1/11/18	25,350	24,509
Bank of America Corp.	5.650%	5/1/18	20,505	22,768
Bank of America Corp.	7.625%	6/1/19	5,720	6,876
Bank of America Corp.	5.625%	7/1/20	10,865	11,957
Bank of America Corp.	5.875%	1/5/21	6,890	7,727
Bank of America Corp.	5.000%	5/13/21	4,795	5,087
Bank of America Corp.	5.700%	1/24/22	2,550	2,825
Bank of America Corp.	3.300%	1/11/23	28,600	26,972
Bank of America Corp.	5.875%	2/7/42	5,550	6,184
Bank of America NA	5.300%	3/15/17	15,125	16,380
Bank of America NA	6.100%	6/15/17	1,975	2,212
Bank of America NA	6.000%	10/15/36	1,975	2,218
Bank of Montreal	0.800%	11/6/15	3,900	3,895
Bank of Montreal	2.500%	1/11/17	11,225	11,497
Bank of Montreal	1.400%	9/11/17	7,000	6,844
Bank of Montreal	2.550%	11/6/22	3,925	3,649
Bank of New York Mellon Corp.	1.700%	11/24/14	3,215	3,261
Bank of New York Mellon Corp.	1.200%	2/20/15	1,700	1,712
Bank of New York Mellon Corp.	4.950%	3/15/15	2,325	2,477
Bank of New York Mellon Corp.	0.700%	10/23/15	1,100	1,094
Bank of New York Mellon Corp.	2.500%	1/15/16	4,050	4,184
Bank of New York Mellon Corp.	2.300%	7/28/16	2,679	2,761
Bank of New York Mellon Corp.	2.400%	1/17/17	725	741
Bank of New York Mellon Corp.	1.969%	6/20/17	3,200	3,211
Bank of New York Mellon Corp.	1.300%	1/25/18	1,975	1,917
Bank of New York Mellon Corp.	5.450%	5/15/19	3,645	4,225
Bank of New York Mellon Corp.	4.600%	1/15/20	6,975	7,587
Bank of New York Mellon Corp.	3.550%	9/23/21	5,450	5,525
Bank of Nova Scotia	1.850%	1/12/15	10,220	10,375
Bank of Nova Scotia	3.400%	1/22/15	3,440	3,577
Bank of Nova Scotia	2.050%	10/7/15	5,900	6,058
Bank of Nova Scotia	0.750%	10/9/15	5,375	5,343
Bank of Nova Scotia	2.900%	3/29/16	145	151
Bank of Nova Scotia	2.550%	1/12/17	6,830	7,012
Bank of Nova Scotia	1.375%	12/18/17	4,590	4,444
Bank of Nova Scotia	4.375%	1/13/21	1,570	1,714
6 Bank of Tokyo-Mitsubishi UFJ Ltd.	2.450%	9/11/15	4,000	4,119
Bank One Corp.	4.900%	4/30/15	975	1,038
Bank One Corp.	7.625%	10/15/26	975	1,217
Bank One Corp.	8.000%	4/29/27	2,500	3,297

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Barclays Bank plc	5.200%	7/10/14	23,220	24,234
	Barclays Bank plc	2.750%	2/23/15	4,375	4,475
	Barclays Bank plc	3.900%	4/7/15	3,745	3,914
	Barclays Bank plc	5.000%	9/22/16	3,390	3,744
	Barclays Bank plc	6.750%	5/22/19	3,040	3,623
	Barclays Bank plc	5.125%	1/8/20	2,815	3,108
	Barclays Bank plc	5.140%	10/14/20	4,745	4,789
	BB&T Corp.	5.200%	12/23/15	10,874	11,876
	BB&T Corp.	3.200%	3/15/16	7,170	7,543
	BB&T Corp.	2.150%	3/22/17	3,800	3,799
	BB&T Corp.	4.900%	6/30/17	100	109
	BB&T Corp.	1.600%	8/15/17	915	894
	BB&T Corp.	1.450%	1/12/18	925	896
	BB&T Corp.	5.250%	11/1/19	3,750	4,165
	BB&T Corp.	3.950%	3/22/22	2,399	2,416
	BBVA US Senior SAU	4.664%	10/9/15	9,955	10,262
	Bear Stearns Cos. LLC	5.700%	11/15/14	9,825	10,468
	Bear Stearns Cos. LLC	5.300%	10/30/15	5,900	6,432
	Bear Stearns Cos. LLC	5.550%	1/22/17	2,200	2,405
	Bear Stearns Cos. LLC	6.400%	10/2/17	9,650	11,067
	Bear Stearns Cos. LLC	7.250%	2/1/18	11,905	14,123
	Bear Stearns Cos. LLC	4.650%	7/2/18	425	459
	BNP Paribas SA	3.250%	3/11/15	9,355	9,652
	BNP Paribas SA	3.600%	2/23/16	10,575	11,073
	BNP Paribas SA	2.375%	9/14/17	12,175	12,136
	BNP Paribas SA	5.000%	1/15/21	15,915	16,903
	BNP Paribas SA	3.250%	3/3/23	5,325	4,892
	BNY Mellon NA	4.750%	12/15/14	3,350	3,526
	Branch Banking & Trust Co.	5.625%	9/15/16	1,875	2,114
	Canadian Imperial Bank of Commerce	0.900%	10/1/15	3,475	3,480
	Canadian Imperial Bank of Commerce	2.350%	12/11/15	3,620	3,752
	Capital One Bank USA NA	8.800%	7/15/19	4,350	5,519
	Capital One Bank USA NA	3.375%	2/15/23	6,085	5,748
	Capital One Financial Corp.	2.125%	7/15/14	3,395	3,435
	Capital One Financial Corp.	5.500%	6/1/15	6,650	7,138
	Capital One Financial Corp.	1.000%	11/6/15	2,000	1,970
	Capital One Financial Corp.	3.150%	7/15/16	9,545	9,940
	Capital One Financial Corp.	6.150%	9/1/16	3,150	3,519
	Capital One Financial Corp.	6.750%	9/15/17	2,070	2,418
	Capital One Financial Corp.	4.750%	7/15/21	1,545	1,628
6	Capital One Financial Corp.	3.500%	6/15/23	1,210	1,138
	Capital One NA	1.500%	3/22/18	6,075	5,844
[3,6]	Citicorp Lease Pass-Through Trust 1999-1	8.040%	12/15/19	4,025	4,872
	Citigroup Inc.	6.375%	8/12/14	6,510	6,868
	Citigroup Inc.	5.000%	9/15/14	9,120	9,477
	Citigroup Inc.	6.010%	1/15/15	3,635	3,883
	Citigroup Inc.	2.650%	3/2/15	11,900	12,172
	Citigroup Inc.	4.750%	5/19/15	5,635	5,957
	Citigroup Inc.	4.700%	5/29/15	3,650	3,876
	Citigroup Inc.	2.250%	8/7/15	5,000	5,090
	Citigroup Inc.	4.587%	12/15/15	4,695	5,011
	Citigroup Inc.	5.300%	1/7/16	5,550	5,994
	Citigroup Inc.	1.250%	1/15/16	6,575	6,493
	Citigroup Inc.	1.300%	4/1/16	6,825	6,742
	Citigroup Inc.	3.953%	6/15/16	7,465	7,864
	Citigroup Inc.	5.850%	8/2/16	265	295

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Citigroup Inc.	4.450%	1/10/17	10,650	11,399
Citigroup Inc.	5.500%	2/15/17	12,485	13,593
Citigroup Inc.	6.000%	8/15/17	3,441	3,881
Citigroup Inc.	6.125%	11/21/17	20,170	22,877
Citigroup Inc.	1.750%	5/1/18	10,075	9,611
Citigroup Inc.	6.125%	5/15/18	21,457	24,476
Citigroup Inc.	8.500%	5/22/19	13,415	16,836
Citigroup Inc.	5.375%	8/9/20	14,014	15,435
Citigroup Inc.	4.500%	1/14/22	11,300	11,791
Citigroup Inc.	4.050%	7/30/22	10,675	10,239
Citigroup Inc.	3.375%	3/1/23	6,600	6,295
Citigroup Inc.	3.500%	5/15/23	4,075	3,658
Citigroup Inc.	6.625%	6/15/32	1,925	1,974
Citigroup Inc.	5.875%	2/22/33	5,180	4,984
Citigroup Inc.	6.000%	10/31/33	2,900	2,823
Citigroup Inc.	5.850%	12/11/34	687	728
Citigroup Inc.	6.125%	8/25/36	5,960	5,826
Citigroup Inc.	5.875%	5/29/37	4,100	4,481
Citigroup Inc.	6.875%	3/5/38	12,466	15,012
Citigroup Inc.	8.125%	7/15/39	5,575	7,378
Citigroup Inc.	5.875%	1/30/42	2,825	3,111
Comerica Bank	5.750%	11/21/16	3,775	4,291
Comerica Bank	5.200%	8/22/17	2,800	3,121
Comerica Inc.	4.800%	5/1/15	1,100	1,158
Commonwealth Bank of Australia	1.950%	3/16/15	7,200	7,336
Commonwealth Bank of Australia	1.250%	9/18/15	9,300	9,349
Commonwealth Bank of Australia	1.900%	9/18/17	2,000	1,998
Compass Bank	6.400%	10/1/17	2,000	2,197
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	2.125%	10/13/15	8,730	8,939
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	3.375%	1/19/17	14,150	14,859
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	4.500%	1/11/21	12,265	12,957
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	3.875%	2/8/22	10,750	10,820
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	3.950%	11/9/22	5,975	5,711
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	5.250%	5/24/41	2,740	2,809
Countrywide Financial Corp.	6.250%	5/15/16	450	491
Credit Suisse	3.500%	3/23/15	11,985	12,498
Credit Suisse	5.300%	8/13/19	7,300	8,189
Credit Suisse	5.400%	1/14/20	2,275	2,468
Credit Suisse	4.375%	8/5/20	3,175	3,402
Credit Suisse USA Inc.	4.875%	1/15/15	8,935	9,461
Credit Suisse USA Inc.	5.125%	8/15/15	5,683	6,100
Credit Suisse USA Inc.	5.375%	3/2/16	680	755
Credit Suisse USA Inc.	7.125%	7/15/32	5,385	6,951
Deutsche Bank AG	3.875%	8/18/14	145	150
Deutsche Bank AG	3.450%	3/30/15	5,900	6,154
Deutsche Bank AG	3.250%	1/11/16	12,995	13,607
Deutsche Bank AG	6.000%	9/1/17	2,690	3,098
3 Deutsche Bank AG	4.296%	5/24/28	7,025	6,481
Deutsche Bank Financial LLC	5.375%	3/2/15	4,545	4,806
Discover Bank	7.000%	4/15/20	1,350	1,575

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Discover Financial Services	6.450%	6/12/17	325	369
Discover Financial Services	5.200%	4/27/22	950	985
Discover Financial Services	3.850%	11/21/22	5,630	5,296
Fifth Third Bancorp	3.625%	1/25/16	3,775	3,980
Fifth Third Bancorp	4.500%	6/1/18	725	780
Fifth Third Bancorp	3.500%	3/15/22	6,025	5,969
Fifth Third Bancorp	8.250%	3/1/38	3,746	4,760
Fifth Third Bank	4.750%	2/1/15	2,800	2,950
First Horizon National Corp.	5.375%	12/15/15	7,825	8,458
First Niagara Financial Group Inc.	6.750%	3/19/20	675	783
First Niagara Financial Group Inc.	7.250%	12/15/21	1,215	1,396
FirstMerit Corp.	4.350%	2/4/23	4,950	4,909
Goldman Sachs Capital I	6.345%	2/15/34	5,375	5,120
Goldman Sachs Group Inc.	5.000%	10/1/14	11,175	11,671
Goldman Sachs Group Inc.	5.125%	1/15/15	8,040	8,469
Goldman Sachs Group Inc.	3.300%	5/3/15	1,475	1,519
Goldman Sachs Group Inc.	3.700%	8/1/15	2,510	2,615
Goldman Sachs Group Inc.	1.600%	11/23/15	5,950	5,956
Goldman Sachs Group Inc.	5.350%	1/15/16	14,375	15,575
Goldman Sachs Group Inc.	3.625%	2/7/16	22,140	23,134
Goldman Sachs Group Inc.	5.750%	10/1/16	3,330	3,696
Goldman Sachs Group Inc.	5.625%	1/15/17	7,170	7,767
Goldman Sachs Group Inc.	6.250%	9/1/17	12,380	14,007
Goldman Sachs Group Inc.	5.950%	1/18/18	6,215	6,936
Goldman Sachs Group Inc.	2.375%	1/22/18	9,225	9,052
Goldman Sachs Group Inc.	6.150%	4/1/18	28,975	32,700
Goldman Sachs Group Inc.	7.500%	2/15/19	14,755	17,594
Goldman Sachs Group Inc.	5.375%	3/15/20	18,740	20,337
Goldman Sachs Group Inc.	6.000%	6/15/20	18,290	20,542
Goldman Sachs Group Inc.	5.250%	7/27/21	16,475	17,606
Goldman Sachs Group Inc.	5.750%	1/24/22	12,225	13,468
Goldman Sachs Group Inc.	3.625%	1/22/23	9,700	9,253
Goldman Sachs Group Inc.	5.950%	1/15/27	4,795	4,823
Goldman Sachs Group Inc.	6.125%	2/15/33	7,990	8,745
Goldman Sachs Group Inc.	6.450%	5/1/36	11,000	11,076
Goldman Sachs Group Inc.	6.750%	10/1/37	19,355	19,794
Goldman Sachs Group Inc.	6.250%	2/1/41	12,055	13,684
HSBC Bank USA NA	4.875%	8/24/20	4,275	4,578
HSBC Bank USA NA	5.875%	11/1/34	2,325	2,476
HSBC Bank USA NA	5.625%	8/15/35	3,950	4,038
HSBC Bank USA NA	7.000%	1/15/39	325	385
HSBC Holdings plc	5.100%	4/5/21	12,020	13,225
HSBC Holdings plc	4.875%	1/14/22	2,350	2,535
HSBC Holdings plc	4.000%	3/30/22	4,125	4,190
HSBC Holdings plc	7.625%	5/17/32	325	398
HSBC Holdings plc	7.350%	11/27/32	600	721
HSBC Holdings plc	6.500%	5/2/36	10,965	12,180
HSBC Holdings plc	6.500%	9/15/37	13,815	15,292
HSBC Holdings plc	6.800%	6/1/38	6,125	7,032
HSBC Holdings plc	6.100%	1/14/42	2,225	2,598
HSBC USA Inc.	2.375%	2/13/15	10,500	10,737
HSBC USA Inc.	1.625%	1/16/18	11,550	11,277
HSBC USA Inc.	5.000%	9/27/20	855	892
Huntington Bancshares Inc.	7.000%	12/15/20	3,950	4,711
Intesa Sanpaolo SPA	3.125%	1/15/16	7,650	7,520
Intesa Sanpaolo SPA	3.875%	1/16/18	4,775	4,558

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
JPMorgan Chase & Co.	5.125%	9/15/14	7,490	7,831
JPMorgan Chase & Co.	3.700%	1/20/15	21,725	22,478
JPMorgan Chase & Co.	4.750%	3/1/15	4,625	4,901
JPMorgan Chase & Co.	1.875%	3/20/15	3,500	3,541
JPMorgan Chase & Co.	5.250%	5/1/15	5,525	5,892
JPMorgan Chase & Co.	3.400%	6/24/15	1,965	2,049
JPMorgan Chase & Co.	5.150%	10/1/15	4,695	5,071
JPMorgan Chase & Co.	1.100%	10/15/15	11,150	11,089
JPMorgan Chase & Co.	2.600%	1/15/16	4,525	4,619
JPMorgan Chase & Co.	1.125%	2/26/16	4,150	4,083
JPMorgan Chase & Co.	3.450%	3/1/16	1,420	1,479
JPMorgan Chase & Co.	3.150%	7/5/16	8,545	8,847
JPMorgan Chase & Co.	6.125%	6/27/17	3,325	3,741
JPMorgan Chase & Co.	2.000%	8/15/17	11,050	11,004
JPMorgan Chase & Co.	6.000%	1/15/18	14,967	17,036
JPMorgan Chase & Co.	1.800%	1/25/18	3,800	3,677
JPMorgan Chase & Co.	1.625%	5/15/18	13,325	12,731
JPMorgan Chase & Co.	6.300%	4/23/19	15,560	18,020
JPMorgan Chase & Co.	4.950%	3/25/20	1,300	1,419
JPMorgan Chase & Co.	4.400%	7/22/20	10,795	11,297
JPMorgan Chase & Co.	4.250%	10/15/20	8,725	9,065
JPMorgan Chase & Co.	4.625%	5/10/21	815	861
JPMorgan Chase & Co.	4.350%	8/15/21	23,290	24,052
JPMorgan Chase & Co.	4.500%	1/24/22	2,825	2,959
JPMorgan Chase & Co.	3.250%	9/23/22	17,000	16,055
JPMorgan Chase & Co.	3.200%	1/25/23	11,875	11,239
JPMorgan Chase & Co.	3.375%	5/1/23	6,800	6,323
JPMorgan Chase & Co.	6.400%	5/15/38	24,865	28,997
JPMorgan Chase & Co.	5.500%	10/15/40	5,825	6,060
JPMorgan Chase & Co.	5.600%	7/15/41	5,300	5,709
JPMorgan Chase & Co.	5.400%	1/6/42	3,175	3,332
JPMorgan Chase Bank NA	5.875%	6/13/16	7,950	8,818
JPMorgan Chase Bank NA	6.000%	10/1/17	2,790	3,195
KeyBank NA	5.800%	7/1/14	850	889
KeyBank NA	5.450%	3/3/16	2,500	2,753
KeyBank NA	1.650%	2/1/18	11,150	10,881
KeyCorp	3.750%	8/13/15	725	762
KeyCorp	5.100%	3/24/21	6,490	7,180
6 Lloyds TSB Bank plc	4.375%	1/12/15	2,725	2,847
Lloyds TSB Bank plc	4.875%	1/21/16	5,370	5,796
Lloyds TSB Bank plc	4.200%	3/28/17	5,050	5,390
6 Lloyds TSB Bank plc	5.800%	1/13/20	2,950	3,315
Lloyds TSB Bank plc	6.375%	1/21/21	5,500	6,330
Manufacturers & Traders Trust Co.	6.625%	12/4/17	2,475	2,913
3 Manufacturers & Traders Trust Co.	5.585%	12/28/20	100	100
MBNA Corp.	5.000%	6/15/15	1,425	1,504
Mellon Funding Corp.	5.000%	12/1/14	875	926
Merrill Lynch & Co. Inc.	5.450%	7/15/14	1,665	1,726
Merrill Lynch & Co. Inc.	5.000%	1/15/15	11,281	11,870
Merrill Lynch & Co. Inc.	6.050%	5/16/16	1,730	1,871
Merrill Lynch & Co. Inc.	5.700%	5/2/17	9,035	9,726
Merrill Lynch & Co. Inc.	6.400%	8/28/17	11,055	12,444
Merrill Lynch & Co. Inc.	6.875%	4/25/18	21,670	24,906
Merrill Lynch & Co. Inc.	6.500%	7/15/18	4,209	4,720
Merrill Lynch & Co. Inc.	6.110%	1/29/37	7,915	7,797
Merrill Lynch & Co. Inc.	7.750%	5/14/38	11,205	12,887

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Morgan Stanley	2.875%	7/28/14	2,625	2,672
Morgan Stanley	4.200%	11/20/14	3,370	3,485
Morgan Stanley	4.100%	1/26/15	3,300	3,414
Morgan Stanley	6.000%	4/28/15	5,135	5,504
Morgan Stanley	5.375%	10/15/15	10,660	11,411
Morgan Stanley	3.450%	11/2/15	17,100	17,628
Morgan Stanley	1.750%	2/25/16	2,800	2,773
Morgan Stanley	3.800%	4/29/16	9,715	10,061
Morgan Stanley	5.750%	10/18/16	4,700	5,188
Morgan Stanley	5.450%	1/9/17	3,815	4,113
Morgan Stanley	4.750%	3/22/17	9,990	10,588
Morgan Stanley	5.550%	4/27/17	12,000	12,984
Morgan Stanley	5.950%	12/28/17	12,065	13,353
Morgan Stanley	6.625%	4/1/18	7,565	8,573
Morgan Stanley	2.125%	4/25/18	27,475	26,279
Morgan Stanley	7.300%	5/13/19	13,185	15,306
Morgan Stanley	5.625%	9/23/19	11,555	12,411
Morgan Stanley	5.500%	1/26/20	2,750	2,960
Morgan Stanley	5.500%	7/24/20	2,150	2,303
Morgan Stanley	5.750%	1/25/21	12,940	14,039
Morgan Stanley	5.500%	7/28/21	3,175	3,387
Morgan Stanley	4.875%	11/1/22	7,625	7,568
Morgan Stanley	3.750%	2/25/23	4,450	4,253
Morgan Stanley	4.100%	5/22/23	8,275	7,659
Morgan Stanley	6.250%	8/9/26	9,350	10,268
Morgan Stanley	7.250%	4/1/32	6,895	8,267
Morgan Stanley	6.375%	7/24/42	14,775	16,498
Murray Street Investment Trust I	4.647%	3/9/17	6,300	6,665
National Australia Bank Ltd.	2.000%	3/9/15	3,800	3,870
National Australia Bank Ltd.	1.600%	8/7/15	6,275	6,365
National Australia Bank Ltd.	0.900%	1/20/16	7,500	7,456
National Australia Bank Ltd.	2.750%	3/9/17	3,800	3,900
National Australia Bank Ltd.	3.000%	1/20/23	3,200	2,990
National Bank of Canada	1.500%	6/26/15	6,750	6,830
National Bank of Canada	1.450%	11/7/17	250	243
National City Bank	5.800%	6/7/17	2,055	2,321
National City Corp.	4.900%	1/15/15	850	898
National City Corp.	6.875%	5/15/19	4,965	5,964
Northern Trust Co.	6.500%	8/15/18	425	507
Northern Trust Corp.	2.375%	8/2/22	8,275	7,577
People’s United Financial Inc.	3.650%	12/6/22	400	373
PNC Bank NA	0.800%	1/28/16	2,500	2,489
PNC Bank NA	4.875%	9/21/17	3,575	3,933
PNC Bank NA	6.000%	12/7/17	1,950	2,254
PNC Bank NA	2.700%	11/1/22	2,350	2,123
PNC Bank NA	2.950%	1/30/23	4,500	4,132
PNC Financial Services Group Inc.	2.854%	11/9/22	2,875	2,625
PNC Funding Corp.	3.000%	5/19/14	145	148
PNC Funding Corp.	3.625%	2/8/15	235	245
PNC Funding Corp.	4.250%	9/21/15	650	690
PNC Funding Corp.	5.250%	11/15/15	7,550	8,218
PNC Funding Corp.	2.700%	9/19/16	1,945	2,021
PNC Funding Corp.	5.625%	2/1/17	325	360
PNC Funding Corp.	6.700%	6/10/19	6,475	7,759
PNC Funding Corp.	5.125%	2/8/20	5,700	6,250
PNC Funding Corp.	4.375%	8/11/20	6,150	6,555

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
PNC Funding Corp.	3.300%	3/8/22	4,000	3,849
Regions Financial Corp.	2.000%	5/15/18	7,000	6,601
Royal Bank of Canada	1.125%	1/15/14	4,000	4,017
Royal Bank of Canada	1.450%	10/30/14	2,585	2,618
Royal Bank of Canada	1.150%	3/13/15	2,475	2,495
Royal Bank of Canada	0.800%	10/30/15	4,050	4,046
Royal Bank of Canada	2.625%	12/15/15	9,125	9,510
Royal Bank of Canada	2.875%	4/19/16	2,075	2,172
Royal Bank of Canada	2.300%	7/20/16	9,255	9,536
Royal Bank of Scotland Group plc	2.550%	9/18/15	2,950	2,998
Royal Bank of Scotland Group plc	6.400%	10/21/19	8,505	9,528
Royal Bank of Scotland NV	4.650%	6/4/18	100	101
6 Royal Bank of Scotland plc	4.875%	8/25/14	1,075	1,119
Royal Bank of Scotland plc	4.875%	3/16/15	2,515	2,664
Royal Bank of Scotland plc	3.950%	9/21/15	545	569
Royal Bank of Scotland plc	4.375%	3/16/16	12,030	12,662
Royal Bank of Scotland plc	5.625%	8/24/20	7,355	7,955
Royal Bank of Scotland plc	6.125%	1/11/21	2,630	2,903
Santander Holdings USA Inc.	3.000%	9/24/15	300	305
Santander Holdings USA Inc.	4.625%	4/19/16	4,025	4,243
Societe Generale SA	2.750%	10/12/17	5,025	5,032
SouthTrust Corp.	5.800%	6/15/14	750	784
Sovereign Bank	8.750%	5/30/18	675	790
State Street Bank & Trust Co.	5.300%	1/15/16	2,725	2,995
State Street Bank & Trust Co.	5.250%	10/15/18	2,879	3,280
State Street Corp.	2.875%	3/7/16	6,235	6,512
State Street Corp.	5.375%	4/30/17	185	209
State Street Corp.	4.375%	3/7/21	1,385	1,491
State Street Corp.	3.100%	5/15/23	3,175	2,972
Sumitomo Mitsui Banking Corp.	1.350%	7/18/15	3,700	3,735
Sumitomo Mitsui Banking Corp.	0.900%	1/18/16	200	198
Sumitomo Mitsui Banking Corp.	1.800%	7/18/17	6,925	6,843
Sumitomo Mitsui Banking Corp.	1.500%	1/18/18	2,750	2,638
Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	2,675	2,560
Sumitomo Mitsui Banking Corp.	3.000%	1/18/23	500	472
SunTrust Bank	5.000%	9/1/15	916	979
SunTrust Bank	7.250%	3/15/18	1,200	1,433
SunTrust Bank	2.750%	5/1/23	2,150	1,977
SunTrust Banks Inc.	3.600%	4/15/16	4,160	4,390
SunTrust Banks Inc.	3.500%	1/20/17	4,070	4,257
SunTrust Banks Inc.	6.000%	9/11/17	2,550	2,915
Svenska Handelsbanken AB	2.875%	4/4/17	10,975	11,358
Svenska Handelsbanken AB	1.625%	3/21/18	1,975	1,929
Toronto-Dominion Bank	1.375%	7/14/14	2,660	2,680
Toronto-Dominion Bank	2.500%	7/14/16	2,495	2,586
Toronto-Dominion Bank	2.375%	10/19/16	9,078	9,401
Toronto-Dominion Bank	1.400%	4/30/18	5,125	4,974
UBS AG	3.875%	1/15/15	1,890	1,972
UBS AG	7.000%	10/15/15	1,000	1,112
UBS AG	5.875%	7/15/16	3,670	4,047
UBS AG	7.375%	6/15/17	3,350	3,777
UBS AG	5.875%	12/20/17	9,485	10,896
UBS AG	5.750%	4/25/18	9,140	10,543
UBS AG	4.875%	8/4/20	14,450	15,958
UBS AG	7.750%	9/1/26	1,000	1,243
Union Bank NA	5.950%	5/11/16	1,375	1,540

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Union Bank NA	3.000%	6/6/16	1,550	1,612
Union Bank NA	2.125%	6/16/17	1,800	1,787
UnionBanCal Corp.	3.500%	6/18/22	4,150	4,030
US Bancorp	4.200%	5/15/14	2,250	2,324
US Bancorp	3.150%	3/4/15	600	622
US Bancorp	2.450%	7/27/15	480	495
US Bancorp	3.442%	2/1/16	4,395	4,600
US Bancorp	2.200%	11/15/16	9,450	9,687
US Bancorp	1.650%	5/15/17	6,650	6,619
US Bancorp	4.125%	5/24/21	3,765	3,975
US Bancorp	3.000%	3/15/22	4,225	4,087
US Bancorp	2.950%	7/15/22	4,875	4,527
US Bank NA	4.950%	10/30/14	5,050	5,315
US Bank NA	4.800%	4/15/15	850	909
Vesey Street Investment Trust I	4.404%	9/1/16	625	664
Wachovia Bank NA	4.800%	11/1/14	411	432
Wachovia Bank NA	4.875%	2/1/15	4,840	5,124
Wachovia Bank NA	5.000%	8/15/15	577	620
Wachovia Bank NA	6.000%	11/15/17	2,500	2,852
Wachovia Bank NA	5.850%	2/1/37	5,775	6,441
Wachovia Bank NA	6.600%	1/15/38	9,845	11,960
Wachovia Corp.	5.250%	8/1/14	4,615	4,822
Wachovia Corp.	5.625%	10/15/16	11,800	13,259
Wachovia Corp.	5.750%	6/15/17	11,950	13,548
Wachovia Corp.	5.750%	2/1/18	12,165	14,015
Wachovia Corp.	6.605%	10/1/25	100	121
Wachovia Corp.	5.500%	8/1/35	1,775	1,818
Wachovia Corp.	6.550%	10/15/35	250	291
Wells Fargo & Co.	3.750%	10/1/14	2,345	2,429
Wells Fargo & Co.	1.250%	2/13/15	17,550	17,634
Wells Fargo & Co.	3.625%	4/15/15	11,375	11,912
Wells Fargo & Co.	1.500%	7/1/15	3,350	3,384
Wells Fargo & Co.	3.676%	6/15/16	13,820	14,728
Wells Fargo & Co.	5.125%	9/15/16	1,060	1,169
Wells Fargo & Co.	2.625%	12/15/16	5,400	5,590
Wells Fargo & Co.	2.100%	5/8/17	3,625	3,638
Wells Fargo & Co.	5.625%	12/11/17	11,390	12,987
Wells Fargo & Co.	1.500%	1/16/18	2,800	2,723
Wells Fargo & Co.	4.600%	4/1/21	11,765	12,839
Wells Fargo & Co.	3.500%	3/8/22	11,450	11,582
Wells Fargo & Co.	3.450%	2/13/23	7,575	7,207
Wells Fargo & Co.	5.375%	2/7/35	4,475	4,862
Wells Fargo Bank NA	4.750%	2/9/15	4,005	4,224
Wells Fargo Bank NA	5.750%	5/16/16	3,600	4,022
Wells Fargo Bank NA	5.950%	8/26/36	2,700	3,021
3 Wells Fargo Capital X	5.950%	12/1/86	3,600	3,555
Westpac Banking Corp.	4.200%	2/27/15	7,400	7,813
Westpac Banking Corp.	3.000%	8/4/15	4,125	4,300
Westpac Banking Corp.	1.125%	9/25/15	12,275	12,312
Westpac Banking Corp.	3.000%	12/9/15	1,735	1,817
Westpac Banking Corp.	0.950%	1/12/16	2,550	2,537
Westpac Banking Corp.	2.000%	8/14/17	4,750	4,768
Westpac Banking Corp.	1.600%	1/12/18	4,250	4,176
Westpac Banking Corp.	4.875%	11/19/19	9,370	10,501
Zions Bancorporation	4.500%	6/13/23	2,700	2,671

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Brokerage (0.2%)
Ameriprise Financial Inc.	5.650%	11/15/15	5,000	5,536
Ameriprise Financial Inc.	5.300%	3/15/20	775	881
3 Ameriprise Financial Inc.	7.518%	6/1/66	4,475	4,889
BlackRock Inc.	3.500%	12/10/14	1,700	1,769
BlackRock Inc.	1.375%	6/1/15	875	886
BlackRock Inc.	6.250%	9/15/17	1,150	1,352
BlackRock Inc.	5.000%	12/10/19	3,465	3,916
BlackRock Inc.	4.250%	5/24/21	5,600	5,981
BlackRock Inc.	3.375%	6/1/22	5,750	5,723
Charles Schwab Corp.	0.850%	12/4/15	600	599
Charles Schwab Corp.	4.450%	7/22/20	1,000	1,088
Charles Schwab Corp.	3.225%	9/1/22	3,075	2,961
Eaton Vance Corp.	3.625%	6/15/23	1,925	1,858
6 FMR LLC	7.490%	6/15/19	200	242
Franklin Resources Inc.	3.125%	5/20/15	1,450	1,510
Franklin Resources Inc.	1.375%	9/15/17	1,400	1,361
Franklin Resources Inc.	4.625%	5/20/20	700	757
Franklin Resources Inc.	2.800%	9/15/22	4,875	4,581
Invesco Finance plc	3.125%	11/30/22	6,575	6,234
Jefferies Group LLC	3.875%	11/9/15	1,475	1,527
Jefferies Group LLC	5.125%	4/13/18	3,975	4,181
Jefferies Group LLC	8.500%	7/15/19	3,000	3,599
Jefferies Group LLC	6.875%	4/15/21	5,820	6,388
Jefferies Group LLC	5.125%	1/20/23	2,425	2,396
Jefferies Group LLC	6.450%	6/8/27	1,050	1,046
Jefferies Group LLC	6.250%	1/15/36	1,780	1,723
Jefferies Group LLC	6.500%	1/20/43	1,600	1,523
Lazard Group LLC	6.850%	6/15/17	2,675	2,992
Legg Mason Inc.	5.500%	5/21/19	1,825	1,924
Nomura Holdings Inc.	5.000%	3/4/15	2,425	2,563
Nomura Holdings Inc.	4.125%	1/19/16	275	289
Nomura Holdings Inc.	2.000%	9/13/16	8,500	8,430
Nomura Holdings Inc.	6.700%	3/4/20	4,025	4,621
Prospect Capital Corp.	5.875%	3/15/23	750	711
Raymond James Financial Inc.	4.250%	4/15/16	1,000	1,053
TD Ameritrade Holding Corp.	4.150%	12/1/14	1,025	1,073
TD Ameritrade Holding Corp.	5.600%	12/1/19	925	1,067

Finance Companies (0.6%)
Block Financial LLC	5.125%	10/30/14	1,093	1,149
Block Financial LLC	5.500%	11/1/22	1,500	1,508
GATX Corp.	2.375%	7/30/18	375	369
GATX Corp.	4.750%	6/15/22	2,050	2,128
General Electric Capital Corp.	3.750%	11/14/14	12,475	12,958
General Electric Capital Corp.	2.150%	1/9/15	5,450	5,558
General Electric Capital Corp.	4.875%	3/4/15	5,000	5,322
General Electric Capital Corp.	3.500%	6/29/15	5,000	5,234
General Electric Capital Corp.	1.625%	7/2/15	8,825	8,941
General Electric Capital Corp.	4.375%	9/21/15	5,300	5,666
General Electric Capital Corp.	2.250%	11/9/15	9,420	9,642
General Electric Capital Corp.	1.000%	12/11/15	1,125	1,122
General Electric Capital Corp.	1.000%	1/8/16	5,250	5,219
General Electric Capital Corp.	2.950%	5/9/16	4,225	4,398
General Electric Capital Corp.	3.350%	10/17/16	9,325	9,806
General Electric Capital Corp.	2.900%	1/9/17	2,225	2,296

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
General Electric Capital Corp.	5.400%	2/15/17	5,850	6,507
General Electric Capital Corp.	2.300%	4/27/17	12,700	12,850
General Electric Capital Corp.	5.625%	9/15/17	6,065	6,848
General Electric Capital Corp.	1.600%	11/20/17	2,650	2,588
General Electric Capital Corp.	1.625%	4/2/18	2,125	2,066
General Electric Capital Corp.	5.625%	5/1/18	30,000	34,390
General Electric Capital Corp.	6.000%	8/7/19	10,675	12,384
General Electric Capital Corp.	2.100%	12/11/19	900	876
General Electric Capital Corp.	5.500%	1/8/20	5,550	6,258
General Electric Capital Corp.	5.550%	5/4/20	9,275	10,472
General Electric Capital Corp.	4.375%	9/16/20	5,000	5,271
General Electric Capital Corp.	4.625%	1/7/21	3,425	3,657
General Electric Capital Corp.	5.300%	2/11/21	8,330	9,070
General Electric Capital Corp.	4.650%	10/17/21	20,965	22,182
General Electric Capital Corp.	3.150%	9/7/22	2,000	1,889
General Electric Capital Corp.	3.100%	1/9/23	5,575	5,259
General Electric Capital Corp.	6.750%	3/15/32	21,285	25,597
General Electric Capital Corp.	6.150%	8/7/37	11,072	12,622
General Electric Capital Corp.	5.875%	1/14/38	30,490	33,590
General Electric Capital Corp.	6.875%	1/10/39	15,925	19,668
3 General Electric Capital Corp.	6.375%	11/15/67	12,635	13,109
3 HSBC Finance Capital Trust IX	5.911%	11/30/35	1,950	1,960
HSBC Finance Corp.	5.250%	4/15/15	4,485	4,791
HSBC Finance Corp.	5.000%	6/30/15	11,445	12,254
HSBC Finance Corp.	5.500%	1/19/16	1,545	1,695
HSBC Finance Corp.	6.676%	1/15/21	11,234	12,407

Insurance (1.3%)
ACE Capital Trust II	9.700%	4/1/30	1,000	1,422
ACE INA Holdings Inc.	5.875%	6/15/14	2,500	2,619
ACE INA Holdings Inc.	5.600%	5/15/15	1,725	1,871
ACE INA Holdings Inc.	2.600%	11/23/15	3,735	3,886
ACE INA Holdings Inc.	5.700%	2/15/17	1,400	1,578
ACE INA Holdings Inc.	5.800%	3/15/18	675	787
ACE INA Holdings Inc.	5.900%	6/15/19	785	935
ACE INA Holdings Inc.	2.700%	3/13/23	2,100	1,957
ACE INA Holdings Inc.	6.700%	5/15/36	400	516
ACE INA Holdings Inc.	4.150%	3/13/43	475	438
AEGON Funding Co. LLC	5.750%	12/15/20	3,016	3,397
Aetna Inc.	6.000%	6/15/16	6,675	7,553
Aetna Inc.	1.500%	11/15/17	1,000	971
Aetna Inc.	3.950%	9/1/20	5,500	5,643
Aetna Inc.	4.125%	6/1/21	2,230	2,317
Aetna Inc.	2.750%	11/15/22	9,260	8,502
Aetna Inc.	6.625%	6/15/36	3,100	3,744
Aetna Inc.	6.750%	12/15/37	1,425	1,726
Aetna Inc.	4.125%	11/15/42	1,675	1,464
Aflac Inc.	2.650%	2/15/17	2,565	2,634
Aflac Inc.	8.500%	5/15/19	2,984	3,828
Aflac Inc.	3.625%	6/15/23	300	291
Aflac Inc.	6.900%	12/17/39	1,900	2,336
Aflac Inc.	6.450%	8/15/40	1,050	1,236
Alleghany Corp.	5.625%	9/15/20	1,000	1,092
Alleghany Corp.	4.950%	6/27/22	3,200	3,382
Allied World Assurance Co. Ltd.	7.500%	8/1/16	6,875	7,956
Allstate Corp.	5.000%	8/15/14	3,325	3,482

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Allstate Corp.	5.350%	6/1/33	225	243
Allstate Corp.	5.550%	5/9/35	745	828
Allstate Corp.	5.950%	4/1/36	525	610
Allstate Corp.	4.500%	6/15/43	1,575	1,557
3 Allstate Corp.	6.125%	5/15/67	875	936
3 Allstate Corp.	6.500%	5/15/67	1,850	1,979
Alterra Finance LLC	6.250%	9/30/20	815	919
American Financial Group Inc.	9.875%	6/15/19	775	1,003
American General Capital II	8.500%	7/1/30	2,500	3,200
American International Group Inc.	4.250%	9/15/14	3,640	3,781
American International Group Inc.	3.000%	3/20/15	6,600	6,801
American International Group Inc.	2.375%	8/24/15	525	533
American International Group Inc.	5.050%	10/1/15	4,775	5,170
American International Group Inc.	4.875%	9/15/16	3,200	3,496
American International Group Inc.	5.600%	10/18/16	4,825	5,359
American International Group Inc.	3.800%	3/22/17	7,775	8,147
American International Group Inc.	5.450%	5/18/17	2,815	3,101
American International Group Inc.	5.850%	1/16/18	10,525	11,828
American International Group Inc.	8.250%	8/15/18	7,880	9,746
American International Group Inc.	6.400%	12/15/20	8,675	10,080
American International Group Inc.	4.875%	6/1/22	6,300	6,702
American International Group Inc.	6.250%	5/1/36	3,450	3,991
American International Group Inc.	6.820%	11/15/37	1,107	1,330
3 American International Group Inc.	8.175%	5/15/68	10,315	12,666
3 American International Group Inc.	6.250%	3/15/87	5,348	5,468
Aon Corp.	3.500%	9/30/15	2,025	2,125
Aon Corp.	5.000%	9/30/20	6,370	6,978
Aon Corp.	8.205%	1/1/27	475	586
Aon Corp.	6.250%	9/30/40	2,125	2,454
Aon plc	4.450%	5/24/43	1,000	891
Arch Capital Group Ltd.	7.350%	5/1/34	1,175	1,324
Aspen Insurance Holdings Ltd.	6.000%	12/15/20	4,250	4,753
Assurant Inc.	6.750%	2/15/34	3,825	4,008
AXA SA	8.600%	12/15/30	7,170	8,744
Axis Capital Holdings Ltd.	5.750%	12/1/14	725	769
Axis Specialty Finance LLC	5.875%	6/1/20	5,300	5,866
Berkshire Hathaway Finance Corp.	4.850%	1/15/15	1,050	1,117
Berkshire Hathaway Finance Corp.	2.450%	12/15/15	2,050	2,131
Berkshire Hathaway Finance Corp.	1.600%	5/15/17	3,400	3,384
Berkshire Hathaway Finance Corp.	5.400%	5/15/18	13,645	15,632
Berkshire Hathaway Finance Corp.	4.250%	1/15/21	5,620	5,998
Berkshire Hathaway Finance Corp.	3.000%	5/15/22	3,100	2,988
Berkshire Hathaway Finance Corp.	5.750%	1/15/40	145	161
Berkshire Hathaway Finance Corp.	4.400%	5/15/42	2,100	1,951
Berkshire Hathaway Inc.	3.200%	2/11/15	3,700	3,849
Berkshire Hathaway Inc.	0.800%	2/11/16	2,025	2,015
Berkshire Hathaway Inc.	2.200%	8/15/16	20,370	21,017
Berkshire Hathaway Inc.	1.900%	1/31/17	5,000	5,030
Berkshire Hathaway Inc.	1.550%	2/9/18	225	221
Berkshire Hathaway Inc.	3.000%	2/11/23	1,575	1,513
Berkshire Hathaway Inc.	4.500%	2/11/43	8,675	8,096
Chubb Corp.	5.750%	5/15/18	940	1,094
Chubb Corp.	6.000%	5/11/37	2,375	2,830
3 Chubb Corp.	6.375%	3/29/67	4,690	5,053
Cigna Corp.	2.750%	11/15/16	8,005	8,306
Cigna Corp.	5.125%	6/15/20	875	949

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Cigna Corp.	4.375%	12/15/20	200	213
Cigna Corp.	4.500%	3/15/21	1,090	1,169
Cigna Corp.	4.000%	2/15/22	1,385	1,421
Cigna Corp.	7.875%	5/15/27	425	532
Cigna Corp.	6.150%	11/15/36	9,259	10,548
Cigna Corp.	5.875%	3/15/41	1,865	2,105
Cigna Corp.	5.375%	2/15/42	1,585	1,702
Cincinnati Financial Corp.	6.920%	5/15/28	4,325	5,196
CNA Financial Corp.	5.850%	12/15/14	2,000	2,130
CNA Financial Corp.	6.500%	8/15/16	1,750	1,981
CNA Financial Corp.	7.350%	11/15/19	1,840	2,226
CNA Financial Corp.	5.875%	8/15/20	1,805	2,039
CNA Financial Corp.	5.750%	8/15/21	1,515	1,699
Coventry Health Care Inc.	6.300%	8/15/14	3,850	4,072
Coventry Health Care Inc.	5.950%	3/15/17	1,800	2,034
Coventry Health Care Inc.	5.450%	6/15/21	1,985	2,207
Endurance Specialty Holdings Ltd.	7.000%	7/15/34	1,279	1,411
First American Financial Corp.	4.300%	2/1/23	1,025	995
Genworth Financial Inc.	4.950%	10/1/15	825	875
Genworth Financial Inc.	8.625%	12/15/16	4,125	4,880
Genworth Financial Inc.	6.500%	6/15/34	1,125	1,108
Genworth Holdings Inc.	6.515%	5/22/18	350	385
Genworth Holdings Inc.	7.700%	6/15/20	535	613
Genworth Holdings Inc.	7.625%	9/24/21	11,982	13,918
Hartford Financial Services Group Inc.	5.500%	10/15/16	975	1,081
Hartford Financial Services Group Inc.	5.375%	3/15/17	900	988
Hartford Financial Services Group Inc.	4.000%	10/15/17	5,225	5,538
Hartford Financial Services Group Inc.	6.300%	3/15/18	2,134	2,458
Hartford Financial Services Group Inc.	6.000%	1/15/19	925	1,050
Hartford Financial Services Group Inc.	5.125%	4/15/22	825	901
Hartford Financial Services Group Inc.	5.950%	10/15/36	125	135
Hartford Financial Services Group Inc.	6.100%	10/1/41	1,650	1,847
Hartford Financial Services Group Inc.	6.625%	4/15/42	3,050	3,602
HCC Insurance Holdings Inc.	6.300%	11/15/19	1,600	1,866
Humana Inc.	7.200%	6/15/18	2,375	2,826
Humana Inc.	6.300%	8/1/18	150	173
Humana Inc.	3.150%	12/1/22	3,825	3,559
Humana Inc.	8.150%	6/15/38	2,025	2,738
Humana Inc.	4.625%	12/1/42	2,175	1,942
Infinity Property & Casualty Corp.	5.000%	9/19/22	950	947
6 ING US Inc.	2.900%	2/15/18	3,905	3,865
6 ING US Inc.	5.500%	7/15/22	525	558
Lincoln National Corp.	4.300%	6/15/15	1,619	1,717
Lincoln National Corp.	8.750%	7/1/19	900	1,152
Lincoln National Corp.	6.250%	2/15/20	4,745	5,438
Lincoln National Corp.	4.850%	6/24/21	1,132	1,206
Lincoln National Corp.	4.200%	3/15/22	100	102
Lincoln National Corp.	6.150%	4/7/36	3,450	3,844
Lincoln National Corp.	7.000%	6/15/40	1,285	1,590
3 Lincoln National Corp.	7.000%	5/17/66	9,635	9,611
3 Lincoln National Corp.	6.050%	4/20/67	2,108	2,061
Loews Corp.	2.625%	5/15/23	3,800	3,445
Loews Corp.	6.000%	2/1/35	200	221
Loews Corp.	4.125%	5/15/43	4,675	4,043
Manulife Financial Corp.	3.400%	9/17/15	3,875	4,067
Manulife Financial Corp.	4.900%	9/17/20	4,875	5,288

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Markel Corp.	7.125%	9/30/19	825	978
Markel Corp.	4.900%	7/1/22	2,750	2,907
Markel Corp.	3.625%	3/30/23	2,175	2,070
Markel Corp.	5.000%	3/30/43	575	542
Marsh & McLennan Cos. Inc.	5.750%	9/15/15	56	61
Marsh & McLennan Cos. Inc.	9.250%	4/15/19	5,962	7,795
Marsh & McLennan Cos. Inc.	4.800%	7/15/21	2,265	2,464
Marsh & McLennan Cos. Inc.	5.875%	8/1/33	3,975	4,343
6 Massachusetts Mutual Life Insurance Co.	8.875%	6/1/39	575	828
MetLife Inc.	5.000%	6/15/15	2,245	2,414
MetLife Inc.	6.750%	6/1/16	895	1,025
MetLife Inc.	1.756%	12/15/17	7,625	7,490
MetLife Inc.	6.817%	8/15/18	895	1,083
MetLife Inc.	7.717%	2/15/19	1,570	1,967
MetLife Inc.	4.750%	2/8/21	3,895	4,243
MetLife Inc.	3.048%	12/15/22	2,425	2,278
MetLife Inc.	6.375%	6/15/34	1,770	2,102
MetLife Inc.	5.700%	6/15/35	3,400	3,773
MetLife Inc.	5.875%	2/6/41	6,745	7,722
MetLife Inc.	4.125%	8/13/42	3,100	2,755
3 MetLife Inc.	6.400%	12/15/66	5,235	5,379
6 Metropolitan Life Global Funding I	5.125%	6/10/14	5,225	5,443
Montpelier Re Holdings Ltd.	4.700%	10/15/22	275	273
Munich Re America Corp.	7.450%	12/15/26	1,200	1,508
3 Nationwide Financial Services Inc.	6.750%	5/15/67	200	205
OneBeacon US Holdings Inc.	4.600%	11/9/22	1,000	990
PartnerRe Finance B LLC	5.500%	6/1/20	8,508	9,333
Primerica Inc.	4.750%	7/15/22	475	500
Principal Financial Group Inc.	8.875%	5/15/19	8,090	10,439
Principal Financial Group Inc.	6.050%	10/15/36	1,825	2,120
Principal Life Income Funding Trusts	5.100%	4/15/14	1,250	1,296
Progressive Corp.	3.750%	8/23/21	855	880
Progressive Corp.	6.625%	3/1/29	725	876
3 Progressive Corp.	6.700%	6/15/67	3,100	3,325
Protective Life Corp.	7.375%	10/15/19	950	1,145
Protective Life Corp.	8.450%	10/15/39	1,144	1,479
Prudential Financial Inc.	5.100%	9/20/14	6,080	6,390
Prudential Financial Inc.	3.875%	1/14/15	5,360	5,581
Prudential Financial Inc.	6.200%	1/15/15	2,750	2,963
Prudential Financial Inc.	4.750%	9/17/15	5,750	6,188
Prudential Financial Inc.	5.500%	3/15/16	1,575	1,737
Prudential Financial Inc.	3.000%	5/12/16	3,150	3,276
Prudential Financial Inc.	6.000%	12/1/17	5,000	5,741
Prudential Financial Inc.	7.375%	6/15/19	795	971
Prudential Financial Inc.	5.375%	6/21/20	1,945	2,176
Prudential Financial Inc.	5.750%	7/15/33	1,280	1,354
Prudential Financial Inc.	5.400%	6/13/35	2,775	2,818
Prudential Financial Inc.	5.900%	3/17/36	2,300	2,487
Prudential Financial Inc.	5.700%	12/14/36	6,370	6,726
Prudential Financial Inc.	6.625%	12/1/37	2,100	2,478
Prudential Financial Inc.	5.625%	5/12/41	1,745	1,827
3 Prudential Financial Inc.	5.875%	9/15/42	2,000	2,005
3 Prudential Financial Inc.	5.625%	6/15/43	10,000	9,750
3 Prudential Financial Inc.	5.200%	3/15/44	1,875	1,772
Reinsurance Group of America Inc.	5.625%	3/15/17	1,500	1,649
Reinsurance Group of America Inc.	6.450%	11/15/19	1,000	1,150

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 Reinsurance Group of America Inc.	6.750%	12/15/65	5,675	5,689
Swiss Re Solutions Holding Corp.	6.450%	3/1/19	675	794
Swiss Re Solutions Holding Corp.	7.000%	2/15/26	1,225	1,540
Swiss Re Solutions Holding Corp.	7.750%	6/15/30	4,075	5,441
Torchmark Corp.	6.375%	6/15/16	1,225	1,354
Torchmark Corp.	9.250%	6/15/19	895	1,157
Transatlantic Holdings Inc.	8.000%	11/30/39	1,325	1,732
Travelers Cos. Inc.	5.500%	12/1/15	3,815	4,220
Travelers Cos. Inc.	6.250%	6/20/16	1,100	1,254
Travelers Cos. Inc.	5.750%	12/15/17	4,475	5,185
Travelers Cos. Inc.	5.800%	5/15/18	965	1,128
Travelers Cos. Inc.	3.900%	11/1/20	2,170	2,307
Travelers Cos. Inc.	6.750%	6/20/36	1,525	1,936
Travelers Cos. Inc.	6.250%	6/15/37	3,035	3,682
Travelers Cos. Inc.	5.350%	11/1/40	4,245	4,687
UnitedHealth Group Inc.	5.000%	8/15/14	4,900	5,142
UnitedHealth Group Inc.	4.875%	3/15/15	875	933
UnitedHealth Group Inc.	0.850%	10/15/15	3,275	3,269
UnitedHealth Group Inc.	1.875%	11/15/16	325	330
UnitedHealth Group Inc.	6.000%	6/15/17	3,825	4,429
UnitedHealth Group Inc.	1.400%	10/15/17	2,450	2,402
UnitedHealth Group Inc.	6.000%	2/15/18	8,060	9,457
UnitedHealth Group Inc.	3.875%	10/15/20	5,000	5,239
UnitedHealth Group Inc.	4.700%	2/15/21	835	912
UnitedHealth Group Inc.	3.375%	11/15/21	145	145
UnitedHealth Group Inc.	2.875%	3/15/22	3,300	3,143
UnitedHealth Group Inc.	2.750%	2/15/23	3,600	3,346
UnitedHealth Group Inc.	5.800%	3/15/36	4,525	5,072
UnitedHealth Group Inc.	6.500%	6/15/37	625	750
UnitedHealth Group Inc.	6.625%	11/15/37	425	518
UnitedHealth Group Inc.	6.875%	2/15/38	7,620	9,528
UnitedHealth Group Inc.	5.950%	2/15/41	250	287
UnitedHealth Group Inc.	4.625%	11/15/41	2,475	2,371
UnitedHealth Group Inc.	4.375%	3/15/42	1,000	914
UnitedHealth Group Inc.	3.950%	10/15/42	2,200	1,895
UnitedHealth Group Inc.	4.250%	3/15/43	5,225	4,779
Unum Group	5.625%	9/15/20	825	910
Unum Group	5.750%	8/15/42	1,925	2,014
Validus Holdings Ltd.	8.875%	1/26/40	2,950	3,691
WellPoint Inc.	6.000%	2/15/14	550	568
WellPoint Inc.	5.000%	12/15/14	4,650	4,928
WellPoint Inc.	1.250%	9/10/15	2,825	2,837
WellPoint Inc.	5.250%	1/15/16	1,710	1,873
WellPoint Inc.	2.375%	2/15/17	1,700	1,719
WellPoint Inc.	5.875%	6/15/17	7,450	8,445
WellPoint Inc.	1.875%	1/15/18	2,975	2,919
WellPoint Inc.	7.000%	2/15/19	655	791
WellPoint Inc.	3.700%	8/15/21	205	207
WellPoint Inc.	3.125%	5/15/22	5,700	5,468
WellPoint Inc.	3.300%	1/15/23	4,200	4,005
WellPoint Inc.	5.950%	12/15/34	3,050	3,394
WellPoint Inc.	5.850%	1/15/36	2,400	2,663
WellPoint Inc.	6.375%	6/15/37	3,620	4,231
WellPoint Inc.	4.625%	5/15/42	2,000	1,857
WellPoint Inc.	4.650%	1/15/43	4,375	4,120
Willis Group Holdings plc	4.125%	3/15/16	3,775	3,954

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Willis Group Holdings plc	5.750%	3/15/21	1,885	2,039
Willis North America Inc.	5.625%	7/15/15	2,200	2,356
Willis North America Inc.	6.200%	3/28/17	1,125	1,244
Willis North America Inc.	7.000%	9/29/19	750	856
WR Berkley Corp.	5.375%	9/15/20	375	406
WR Berkley Corp.	4.625%	3/15/22	7,300	7,564
XL Group plc	5.250%	9/15/14	350	367
XL Group plc	6.375%	11/15/24	175	199
XL Group plc	6.250%	5/15/27	1,392	1,567
XLIT Ltd.	5.750%	10/1/21	4,030	4,571

Other Finance (0.0%)
Jones Lang LaSalle Inc.	4.400%	11/15/22	150	147
NASDAQ OMX Group Inc.	5.550%	1/15/20	3,800	4,040
ORIX Corp.	4.710%	4/27/15	1,500	1,577
ORIX Corp.	5.000%	1/12/16	2,340	2,482
ORIX Corp.	3.750%	3/9/17	2,700	2,771
XTRA Finance Corp.	5.150%	4/1/17	4,525	5,017

Real Estate Investment Trusts (0.5%)
Alexandria Real Estate Equities Inc.	4.600%	4/1/22	2,575	2,622
Alexandria Real Estate Equities Inc.	3.900%	6/15/23	375	358
Arden Realty LP	5.250%	3/1/15	250	266
AvalonBay Communities Inc.	5.750%	9/15/16	275	314
AvalonBay Communities Inc.	2.850%	3/15/23	1,700	1,536
BioMed Realty LP	3.850%	4/15/16	2,500	2,611
BioMed Realty LP	4.250%	7/15/22	1,050	1,056
Boston Properties LP	5.625%	4/15/15	1,375	1,484
Boston Properties LP	5.625%	11/15/20	4,500	5,096
Boston Properties LP	4.125%	5/15/21	1,410	1,446
Boston Properties LP	3.850%	2/1/23	8,700	8,573
Boston Properties LP	3.800%	2/1/24	5,300	5,193
Brandywine Operating Partnership LP	5.700%	5/1/17	275	300
Brandywine Operating Partnership LP	4.950%	4/15/18	4,250	4,524
Brandywine Operating Partnership LP	3.950%	2/15/23	1,300	1,223
BRE Properties Inc.	5.500%	3/15/17	975	1,079
BRE Properties Inc.	3.375%	1/15/23	1,125	1,047
Camden Property Trust	2.950%	12/15/22	3,950	3,663
CommonWealth REIT	6.250%	6/15/17	1,725	1,852
CommonWealth REIT	6.650%	1/15/18	975	1,075
CommonWealth REIT	5.875%	9/15/20	1,300	1,361
6 Corporate Office Properties LP	3.600%	5/15/23	1,300	1,199
DDR Corp.	7.875%	9/1/20	3,300	4,086
DDR Corp.	4.625%	7/15/22	4,550	4,597
DDR Corp.	3.375%	5/15/23	3,825	3,504
Digital Realty Trust LP	4.500%	7/15/15	1,450	1,526
Digital Realty Trust LP	5.250%	3/15/21	4,965	5,134
Digital Realty Trust LP	3.625%	10/1/22	175	161
Duke Realty LP	7.375%	2/15/15	3,675	4,007
Duke Realty LP	5.950%	2/15/17	5,225	5,796
Duke Realty LP	6.750%	3/15/20	275	316
EPR Properties	5.750%	8/15/22	575	584
EPR Properties	5.250%	7/15/23	3,375	3,279
Equity One Inc.	3.750%	11/15/22	2,000	1,887
ERP Operating LP	5.250%	9/15/14	1,350	1,420
ERP Operating LP	5.125%	3/15/16	3,050	3,359

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
ERP Operating LP	5.375%	8/1/16	975	1,086
ERP Operating LP	5.750%	6/15/17	550	623
ERP Operating LP	4.750%	7/15/20	385	412
ERP Operating LP	4.625%	12/15/21	1,760	1,869
ERP Operating LP	3.000%	4/15/23	4,775	4,386
Essex Portfolio LP	3.250%	5/1/23	425	396
Federal Realty Investment Trust	3.000%	8/1/22	1,600	1,521
Federal Realty Investment Trust	2.750%	6/1/23	950	860
HCP Inc.	3.750%	2/1/16	7,630	8,025
HCP Inc.	6.300%	9/15/16	950	1,077
HCP Inc.	2.625%	2/1/20	5,000	4,681
HCP Inc.	5.375%	2/1/21	3,690	3,992
HCP Inc.	3.150%	8/1/22	3,050	2,818
HCP Inc.	6.750%	2/1/41	925	1,097
Health Care REIT Inc.	3.625%	3/15/16	175	183
Health Care REIT Inc.	6.200%	6/1/16	3,250	3,645
Health Care REIT Inc.	4.700%	9/15/17	1,850	2,016
Health Care REIT Inc.	2.250%	3/15/18	8,900	8,749
Health Care REIT Inc.	6.125%	4/15/20	3,850	4,372
Health Care REIT Inc.	4.950%	1/15/21	915	962
Health Care REIT Inc.	5.250%	1/15/22	175	189
Health Care REIT Inc.	3.750%	3/15/23	1,650	1,563
Health Care REIT Inc.	6.500%	3/15/41	175	196
Health Care REIT Inc.	5.125%	3/15/43	4,450	4,146
Healthcare Realty Trust Inc.	6.500%	1/17/17	1,600	1,789
Healthcare Realty Trust Inc.	5.750%	1/15/21	1,205	1,315
Healthcare Realty Trust Inc.	3.750%	4/15/23	1,500	1,403
6 Healthcare Trust of America Holdings LP	3.700%	4/15/23	875	824
Hospitality Properties Trust	7.875%	8/15/14	1,375	1,429
Hospitality Properties Trust	5.125%	2/15/15	1,775	1,841
Hospitality Properties Trust	5.625%	3/15/17	3,150	3,425
Hospitality Properties Trust	6.700%	1/15/18	6,600	7,441
Kilroy Realty LP	5.000%	11/3/15	3,100	3,338
Kilroy Realty LP	4.800%	7/15/18	2,900	3,059
Kilroy Realty LP	3.800%	1/15/23	4,300	4,054
Kimco Realty Corp.	5.783%	3/15/16	3,125	3,451
Kimco Realty Corp.	5.700%	5/1/17	1,250	1,394
Kimco Realty Corp.	4.300%	2/1/18	840	906
Kimco Realty Corp.	6.875%	10/1/19	3,575	4,323
Liberty Property LP	5.125%	3/2/15	4,170	4,390
Liberty Property LP	6.625%	10/1/17	1,800	2,075
Liberty Property LP	4.750%	10/1/20	450	484
Liberty Property LP	3.375%	6/15/23	1,775	1,641
Mack-Cali Realty LP	2.500%	12/15/17	1,700	1,673
Mack-Cali Realty LP	7.750%	8/15/19	2,175	2,695
Mack-Cali Realty LP	4.500%	4/18/22	350	359
Mack-Cali Realty LP	3.150%	5/15/23	5,850	5,211
National Retail Properties Inc.	6.875%	10/15/17	6,950	8,093
National Retail Properties Inc.	3.800%	10/15/22	1,600	1,562
Omega Healthcare Investors Inc.	6.750%	10/15/22	3,258	3,462
Omega Healthcare Investors Inc.	5.875%	3/15/24	685	719
6 Piedmont Operating Partnership LP	3.400%	6/1/23	975	887
Post Apartment Homes LP	3.375%	12/1/22	3,025	2,825
ProLogis LP	4.500%	8/15/17	775	832
ProLogis LP	6.625%	5/15/18	500	576
ProLogis LP	7.375%	10/30/19	2,075	2,519

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
ProLogis LP	6.625%	12/1/19	850	1,004
ProLogis LP	6.875%	3/15/20	3,675	4,266
Realty Income Corp.	2.000%	1/31/18	700	679
Realty Income Corp.	6.750%	8/15/19	5,665	6,682
Realty Income Corp.	5.750%	1/15/21	3,000	3,385
Realty Income Corp.	3.250%	10/15/22	825	758
Regency Centers LP	5.250%	8/1/15	625	672
Regency Centers LP	5.875%	6/15/17	3,400	3,820
Senior Housing Properties Trust	4.300%	1/15/16	700	724
Simon Property Group LP	4.200%	2/1/15	1,690	1,761
Simon Property Group LP	5.750%	12/1/15	5,975	6,586
Simon Property Group LP	6.100%	5/1/16	150	168
Simon Property Group LP	5.250%	12/1/16	5,965	6,649
Simon Property Group LP	2.800%	1/30/17	3,525	3,644
Simon Property Group LP	5.875%	3/1/17	4,675	5,287
Simon Property Group LP	2.150%	9/15/17	6,250	6,294
Simon Property Group LP	6.125%	5/30/18	1,875	2,202
Simon Property Group LP	5.650%	2/1/20	3,875	4,425
Simon Property Group LP	4.375%	3/1/21	1,645	1,771
Simon Property Group LP	3.375%	3/15/22	1,675	1,643
Simon Property Group LP	2.750%	2/1/23	3,650	3,329
Simon Property Group LP	6.750%	2/1/40	3,800	4,670
Simon Property Group LP	4.750%	3/15/42	1,300	1,263
Tanger Properties LP	6.150%	11/15/15	2,975	3,322
UDR Inc.	4.250%	6/1/18	575	616
UDR Inc.	4.625%	1/10/22	3,800	3,963
Ventas Realty LP / Ventas Capital Corp.	3.125%	11/30/15	7,905	8,277
Ventas Realty LP / Ventas Capital Corp.	2.000%	2/15/18	1,125	1,092
Ventas Realty LP / Ventas Capital Corp.	4.000%	4/30/19	2,125	2,209
Ventas Realty LP / Ventas Capital Corp.	4.750%	6/1/21	975	1,026
Ventas Realty LP / Ventas Capital Corp.	4.250%	3/1/22	1,125	1,136
Ventas Realty LP / Ventas Capital Corp.	3.250%	8/15/22	5,375	4,978
Vornado Realty LP	5.000%	1/15/22	5,500	5,794
Washington REIT	4.950%	10/1/20	800	850
Washington REIT	3.950%	10/15/22	1,050	1,001
Weingarten Realty Investors	3.375%	10/15/22	675	628
Weingarten Realty Investors	3.500%	4/15/23	2,125	2,006
				4,591,541
Industrial (12.6%)
Basic Industry (1.2%)
Agrium Inc.	6.750%	1/15/19	1,500	1,781
Agrium Inc.	3.150%	10/1/22	4,300	4,075
Agrium Inc.	3.500%	6/1/23	625	598
Agrium Inc.	6.125%	1/15/41	275	299
Agrium Inc.	4.900%	6/1/43	875	829
Air Products & Chemicals Inc.	2.000%	8/2/16	1,050	1,073
Air Products & Chemicals Inc.	1.200%	10/15/17	1,075	1,046
Air Products & Chemicals Inc.	3.000%	11/3/21	6,785	6,645
Airgas Inc.	4.500%	9/15/14	1,800	1,879
Airgas Inc.	3.250%	10/1/15	1,075	1,120
Albemarle Corp.	4.500%	12/15/20	450	473
Alcoa Inc.	6.750%	7/15/18	390	426
Alcoa Inc.	5.720%	2/23/19	300	305
Alcoa Inc.	6.150%	8/15/20	3,790	3,869
Alcoa Inc.	5.400%	4/15/21	7,000	6,819
Alcoa Inc.	5.870%	2/23/22	550	538

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Alcoa Inc.	5.900%	2/1/27	3,500	3,287
Alcoa Inc.	6.750%	1/15/28	390	391
Alcoa Inc.	5.950%	2/1/37	440	395
Allegheny Technologies Inc.	9.375%	6/1/19	2,975	3,674
Allegheny Technologies Inc.	5.950%	1/15/21	2,000	2,129
AngloGold Ashanti Holdings plc	5.375%	4/15/20	2,810	2,636
AngloGold Ashanti Holdings plc	5.125%	8/1/22	525	457
AngloGold Ashanti Holdings plc	6.500%	4/15/40	875	725
Barrick Gold Corp.	2.900%	5/30/16	4,730	4,674
6 Barrick Gold Corp.	2.500%	5/1/18	8,650	7,792
Barrick Gold Corp.	6.950%	4/1/19	350	371
Barrick Gold Corp.	3.850%	4/1/22	6,200	5,248
6 Barrick Gold Corp.	4.100%	5/1/23	6,325	5,326
Barrick Gold Corp.	5.250%	4/1/42	3,350	2,591
Barrick Gold Finance Co.	4.875%	11/15/14	400	413
Barrick North America Finance LLC	6.800%	9/15/18	2,050	2,171
Barrick North America Finance LLC	4.400%	5/30/21	13,135	11,868
Barrick North America Finance LLC	5.700%	5/30/41	1,625	1,327
6 Barrick North America Finance LLC	5.750%	5/1/43	4,000	3,498
Barrick PD Australia Finance Pty Ltd.	5.950%	10/15/39	2,744	2,529
BHP Billiton Finance USA Ltd.	1.125%	11/21/14	6,625	6,678
BHP Billiton Finance USA Ltd.	1.000%	2/24/15	7,450	7,490
BHP Billiton Finance USA Ltd.	5.250%	12/15/15	3,000	3,316
BHP Billiton Finance USA Ltd.	1.875%	11/21/16	2,800	2,840
BHP Billiton Finance USA Ltd.	1.625%	2/24/17	6,550	6,508
BHP Billiton Finance USA Ltd.	5.400%	3/29/17	1,425	1,609
BHP Billiton Finance USA Ltd.	6.500%	4/1/19	4,390	5,258
BHP Billiton Finance USA Ltd.	3.250%	11/21/21	650	631
BHP Billiton Finance USA Ltd.	2.875%	2/24/22	9,675	9,168
BHP Billiton Finance USA Ltd.	4.125%	2/24/42	4,100	3,797
Cabot Corp.	2.550%	1/15/18	200	200
Cabot Corp.	3.700%	7/15/22	400	390
Carpenter Technology Corp.	5.200%	7/15/21	5,425	5,519
Celulosa Arauco y Constitucion SA	5.625%	4/20/15	1,000	1,050
Celulosa Arauco y Constitucion SA	7.250%	7/29/19	800	913
Celulosa Arauco y Constitucion SA	5.000%	1/21/21	2,800	2,804
Celulosa Arauco y Constitucion SA	4.750%	1/11/22	2,000	2,032
CF Industries Inc.	6.875%	5/1/18	11,650	13,660
CF Industries Inc.	7.125%	5/1/20	9,510	11,364
CF Industries Inc.	4.950%	6/1/43	2,900	2,761
Cliffs Natural Resources Inc.	3.950%	1/15/18	875	833
Cliffs Natural Resources Inc.	5.900%	3/15/20	2,225	2,149
Cliffs Natural Resources Inc.	4.800%	10/1/20	550	499
Cliffs Natural Resources Inc.	4.875%	4/1/21	5,960	5,402
Cliffs Natural Resources Inc.	6.250%	10/1/40	3,000	2,483
Cytec Industries Inc.	3.500%	4/1/23	225	214
Domtar Corp.	6.250%	9/1/42	475	449
Dow Chemical Co.	2.500%	2/15/16	2,175	2,243
Dow Chemical Co.	8.550%	5/15/19	590	751
Dow Chemical Co.	4.250%	11/15/20	9,465	9,906
Dow Chemical Co.	4.125%	11/15/21	1,415	1,451
Dow Chemical Co.	7.375%	11/1/29	1,500	1,890
Dow Chemical Co.	9.400%	5/15/39	5,865	8,528
Dow Chemical Co.	5.250%	11/15/41	5,265	5,233
Dow Chemical Co.	4.375%	11/15/42	3,450	3,023
Eastman Chemical Co.	3.000%	12/15/15	4,600	4,802
Eastman Chemical Co.	2.400%	6/1/17	2,100	2,108

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Eastman Chemical Co.	4.500%	1/15/21	6,810	7,163
Eastman Chemical Co.	3.600%	8/15/22	1,275	1,228
Eastman Chemical Co.	4.800%	9/1/42	2,750	2,574
Ecolab Inc.	2.375%	12/8/14	3,200	3,267
Ecolab Inc.	1.000%	8/9/15	550	549
Ecolab Inc.	3.000%	12/8/16	1,875	1,961
Ecolab Inc.	1.450%	12/8/17	6,375	6,181
Ecolab Inc.	4.350%	12/8/21	10,100	10,642
Ecolab Inc.	5.500%	12/8/41	1,500	1,642
EI du Pont de Nemours & Co.	3.250%	1/15/15	425	442
EI du Pont de Nemours & Co.	2.750%	4/1/16	1,600	1,677
EI du Pont de Nemours & Co.	5.250%	12/15/16	1,330	1,513
EI du Pont de Nemours & Co.	6.000%	7/15/18	11,240	13,279
EI du Pont de Nemours & Co.	4.625%	1/15/20	3,115	3,449
EI du Pont de Nemours & Co.	3.625%	1/15/21	14,468	15,108
EI du Pont de Nemours & Co.	4.250%	4/1/21	5,950	6,445
EI du Pont de Nemours & Co.	2.800%	2/15/23	1,750	1,672
EI du Pont de Nemours & Co.	6.500%	1/15/28	525	647
EI du Pont de Nemours & Co.	4.900%	1/15/41	8,100	8,621
EI du Pont de Nemours & Co.	4.150%	2/15/43	2,250	2,153
FMC Corp.	3.950%	2/1/22	1,275	1,286
Freeport-McMoRan Copper & Gold Inc.	1.400%	2/13/15	2,800	2,787
Freeport-McMoRan Copper & Gold Inc.	2.150%	3/1/17	2,000	1,962
6 Freeport-McMoRan Copper & Gold Inc.	2.375%	3/15/18	6,435	6,130
6 Freeport-McMoRan Copper & Gold Inc.	3.100%	3/15/20	4,500	4,169
Freeport-McMoRan Copper & Gold Inc.	3.550%	3/1/22	3,785	3,444
6 Freeport-McMoRan Copper & Gold Inc.	3.875%	3/15/23	13,005	11,810
6 Freeport-McMoRan Copper & Gold Inc.	5.450%	3/15/43	6,180	5,470
Georgia-Pacific LLC	8.875%	5/15/31	2,250	3,194
Goldcorp Inc.	2.125%	3/15/18	5,800	5,531
Goldcorp Inc.	3.700%	3/15/23	4,825	4,277
ICI Wilmington Inc.	5.625%	12/1/13	200	204
International Paper Co.	5.300%	4/1/15	1,600	1,707
International Paper Co.	7.950%	6/15/18	7,465	9,120
International Paper Co.	9.375%	5/15/19	1,800	2,353
International Paper Co.	7.500%	8/15/21	5,190	6,363
International Paper Co.	4.750%	2/15/22	5,000	5,261
International Paper Co.	7.300%	11/15/39	3,845	4,624
International Paper Co.	6.000%	11/15/41	6,100	6,498
Kinross Gold Corp.	6.875%	9/1/41	1,275	1,135
Lubrizol Corp.	5.500%	10/1/14	600	638
Lubrizol Corp.	8.875%	2/1/19	1,075	1,412
LyondellBasell Industries NV	5.000%	4/15/19	8,475	9,153
LyondellBasell Industries NV	6.000%	11/15/21	4,375	4,900
LyondellBasell Industries NV	5.750%	4/15/24	4,400	4,793
Monsanto Co.	5.125%	4/15/18	850	969
Monsanto Co.	2.200%	7/15/22	650	600
Monsanto Co.	5.875%	4/15/38	950	1,128
Monsanto Co.	3.600%	7/15/42	2,000	1,730
Mosaic Co.	4.875%	11/15/41	4,045	3,897
Newmont Mining Corp.	5.125%	10/1/19	1,000	1,052
Newmont Mining Corp.	3.500%	3/15/22	12,050	10,291
Newmont Mining Corp.	5.875%	4/1/35	750	714
Newmont Mining Corp.	6.250%	10/1/39	3,275	3,101
Newmont Mining Corp.	4.875%	3/15/42	3,775	2,929
Nucor Corp.	5.750%	12/1/17	2,265	2,593

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Nucor Corp.	5.850%	6/1/18	1,725	2,010
Nucor Corp.	4.125%	9/15/22	300	309
Nucor Corp.	6.400%	12/1/37	1,875	2,251
Packaging Corp. of America	3.900%	6/15/22	2,275	2,224
Placer Dome Inc.	6.450%	10/15/35	1,050	1,004
Plum Creek Timberlands LP	4.700%	3/15/21	445	462
Potash Corp. of Saskatchewan Inc.	3.750%	9/30/15	2,000	2,114
Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	8,500	8,955
Potash Corp. of Saskatchewan Inc.	6.500%	5/15/19	1,077	1,290
Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	8,065	8,896
Potash Corp. of Saskatchewan Inc.	5.875%	12/1/36	200	223
Potash Corp. of Saskatchewan Inc.	5.625%	12/1/40	375	411
PPG Industries Inc.	1.900%	1/15/16	3,625	3,701
PPG Industries Inc.	6.650%	3/15/18	225	267
PPG Industries Inc.	5.500%	11/15/40	950	1,003
Praxair Inc.	4.375%	3/31/14	825	849
Praxair Inc.	5.250%	11/15/14	2,000	2,129
Praxair Inc.	4.625%	3/30/15	5,435	5,810
Praxair Inc.	4.500%	8/15/19	1,800	1,984
Praxair Inc.	3.000%	9/1/21	2,225	2,202
Praxair Inc.	2.450%	2/15/22	6,000	5,626
Praxair Inc.	2.200%	8/15/22	8,025	7,284
Praxair Inc.	3.550%	11/7/42	500	432
Rayonier Inc.	3.750%	4/1/22	1,000	980
Reliance Steel & Aluminum Co.	6.200%	11/15/16	100	111
Reliance Steel & Aluminum Co.	4.500%	4/15/23	1,700	1,611
Reliance Steel & Aluminum Co.	6.850%	11/15/36	100	106
Rio Tinto Alcan Inc.	5.000%	6/1/15	250	269
Rio Tinto Alcan Inc.	6.125%	12/15/33	5,725	6,440
Rio Tinto Alcan Inc.	5.750%	6/1/35	3,000	3,280
Rio Tinto Finance USA Ltd.	1.875%	11/2/15	2,000	2,032
Rio Tinto Finance USA Ltd.	2.500%	5/20/16	145	148
Rio Tinto Finance USA Ltd.	2.250%	9/20/16	3,200	3,266
Rio Tinto Finance USA Ltd.	6.500%	7/15/18	6,000	7,083
Rio Tinto Finance USA Ltd.	9.000%	5/1/19	10,200	13,261
Rio Tinto Finance USA Ltd.	3.500%	11/2/20	440	438
Rio Tinto Finance USA Ltd.	4.125%	5/20/21	4,500	4,554
Rio Tinto Finance USA Ltd.	3.750%	9/20/21	2,700	2,665
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	2,225	2,792
Rio Tinto Finance USA Ltd.	5.200%	11/2/40	4,560	4,474
Rio Tinto Finance USA plc	1.125%	3/20/15	2,000	2,003
Rio Tinto Finance USA plc	1.375%	6/17/16	8,000	7,940
Rio Tinto Finance USA plc	2.000%	3/22/17	3,075	3,051
Rio Tinto Finance USA plc	1.625%	8/21/17	5,075	4,979
Rio Tinto Finance USA plc	2.250%	12/14/18	3,200	3,107
Rio Tinto Finance USA plc	3.500%	3/22/22	2,175	2,082
Rio Tinto Finance USA plc	2.875%	8/21/22	3,775	3,451
Rio Tinto Finance USA plc	4.750%	3/22/42	3,475	3,302
Rio Tinto Finance USA plc	4.125%	8/21/42	5,200	4,413
Rohm & Haas Co.	6.000%	9/15/17	5,775	6,599
Rohm & Haas Co.	7.850%	7/15/29	4,775	6,263
RPM International Inc.	6.125%	10/15/19	650	746
RPM International Inc.	3.450%	11/15/22	2,275	2,121
Sherwin-Williams Co.	3.125%	12/15/14	1,350	1,397
Sherwin-Williams Co.	1.350%	12/15/17	2,825	2,743
Sherwin-Williams Co.	4.000%	12/15/42	1,200	1,097

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Sigma-Aldrich Corp.	3.375%	11/1/20	600	602
Southern Copper Corp.	5.375%	4/16/20	400	424
Southern Copper Corp.	3.500%	11/8/22	1,550	1,391
Southern Copper Corp.	7.500%	7/27/35	8,475	8,984
Southern Copper Corp.	6.750%	4/16/40	1,600	1,584
Southern Copper Corp.	5.250%	11/8/42	2,875	2,378
Syngenta Finance NV	3.125%	3/28/22	2,250	2,189
Syngenta Finance NV	4.375%	3/28/42	1,250	1,199
Teck Resources Ltd.	5.375%	10/1/15	4,991	5,434
Teck Resources Ltd.	3.150%	1/15/17	700	722
Teck Resources Ltd.	2.500%	2/1/18	4,000	3,876
Teck Resources Ltd.	4.750%	1/15/22	700	704
Teck Resources Ltd.	3.750%	2/1/23	10,050	9,236
Teck Resources Ltd.	6.000%	8/15/40	2,500	2,372
Teck Resources Ltd.	6.250%	7/15/41	6,401	6,139
Teck Resources Ltd.	5.200%	3/1/42	2,575	2,189
Teck Resources Ltd.	5.400%	2/1/43	375	325
Vale Canada Ltd.	5.700%	10/15/15	1,200	1,289
Vale Canada Ltd.	7.200%	9/15/32	3,541	3,786
Vale Overseas Ltd.	6.250%	1/11/16	1,240	1,366
Vale Overseas Ltd.	6.250%	1/23/17	6,850	7,636
Vale Overseas Ltd.	5.625%	9/15/19	5,550	5,948
Vale Overseas Ltd.	4.625%	9/15/20	8,835	8,724
Vale Overseas Ltd.	4.375%	1/11/22	12,805	12,198
Vale Overseas Ltd.	8.250%	1/17/34	800	944
Vale Overseas Ltd.	6.875%	11/21/36	20,370	20,532
Vale Overseas Ltd.	6.875%	11/10/39	7,015	7,091
Valspar Corp.	7.250%	6/15/19	400	486
Valspar Corp.	4.200%	1/15/22	375	378
Westlake Chemical Corp.	3.600%	7/15/22	400	383
Westvaco Corp.	7.950%	2/15/31	2,700	3,144
Weyerhaeuser Co.	7.375%	10/1/19	4,364	5,163
Weyerhaeuser Co.	8.500%	1/15/25	1,300	1,638
Weyerhaeuser Co.	7.375%	3/15/32	3,625	4,374
Weyerhaeuser Co.	6.875%	12/15/33	1,250	1,426
Xstrata Canada Corp.	5.375%	6/1/15	100	106
Xstrata Canada Corp.	6.000%	10/15/15	325	356
Xstrata Canada Corp.	5.500%	6/15/17	1,975	2,172

Capital Goods (1.1%)
3M Co.	1.375%	9/29/16	1,630	1,645
3M Co.	2.000%	6/26/22	5,000	4,697
3M Co.	6.375%	2/15/28	1,300	1,622
3M Co.	5.700%	3/15/37	2,345	2,818
ABB Finance USA Inc.	1.625%	5/8/17	1,200	1,189
ABB Finance USA Inc.	2.875%	5/8/22	6,110	5,850
ABB Finance USA Inc.	4.375%	5/8/42	1,250	1,211
Acuity Brands Lighting Inc.	6.000%	12/15/19	800	882
Bemis Co. Inc.	5.650%	8/1/14	7,225	7,601
Black & Decker Corp.	5.750%	11/15/16	625	716
Boeing Capital Corp.	3.250%	10/27/14	2,850	2,949
Boeing Capital Corp.	2.125%	8/15/16	885	909
Boeing Capital Corp.	4.700%	10/27/19	5,875	6,631
Boeing Co.	3.500%	2/15/15	4,135	4,328
Boeing Co.	0.950%	5/15/18	7,500	7,161
Boeing Co.	6.000%	3/15/19	725	863

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Boeing Co.	4.875%	2/15/20	1,825	2,078
Boeing Co.	8.750%	8/15/21	200	274
Boeing Co.	7.250%	6/15/25	325	419
Boeing Co.	6.125%	2/15/33	225	270
Boeing Co.	6.625%	2/15/38	525	677
Boeing Co.	6.875%	3/15/39	1,440	1,907
Boeing Co.	5.875%	2/15/40	3,780	4,528
Carlisle Cos. Inc.	3.750%	11/15/22	1,650	1,576
Caterpillar Financial Services Corp.	4.750%	2/17/15	1,350	1,436
Caterpillar Financial Services Corp.	1.050%	3/26/15	1,700	1,711
Caterpillar Financial Services Corp.	4.625%	6/1/15	2,725	2,915
Caterpillar Financial Services Corp.	2.050%	8/1/16	3,630	3,707
Caterpillar Financial Services Corp.	1.750%	3/24/17	1,675	1,675
Caterpillar Financial Services Corp.	1.250%	11/6/17	850	828
Caterpillar Financial Services Corp.	5.450%	4/15/18	9,142	10,548
Caterpillar Financial Services Corp.	7.150%	2/15/19	14,290	17,729
Caterpillar Financial Services Corp.	2.850%	6/1/22	6,104	5,831
Caterpillar Inc.	0.950%	6/26/15	1,950	1,956
Caterpillar Inc.	1.500%	6/26/17	1,825	1,805
Caterpillar Inc.	3.900%	5/27/21	13,330	13,971
Caterpillar Inc.	6.050%	8/15/36	3,991	4,682
Caterpillar Inc.	3.803%	8/15/42	8,194	7,163
Cooper US Inc.	5.450%	4/1/15	950	1,024
Cooper US Inc.	2.375%	1/15/16	5,575	5,728
Cooper US Inc.	3.875%	12/15/20	200	205
CRH America Inc.	4.125%	1/15/16	4,050	4,260
CRH America Inc.	6.000%	9/30/16	4,500	5,074
CRH America Inc.	8.125%	7/15/18	1,275	1,550
CRH America Inc.	5.750%	1/15/21	4,115	4,527
Danaher Corp.	2.300%	6/23/16	1,800	1,861
Danaher Corp.	5.625%	1/15/18	850	982
Danaher Corp.	3.900%	6/23/21	1,000	1,064
Deere & Co.	2.600%	6/8/22	3,775	3,584
Deere & Co.	5.375%	10/16/29	3,695	4,298
Deere & Co.	8.100%	5/15/30	1,525	2,173
Deere & Co.	3.900%	6/9/42	4,725	4,318
Dover Corp.	4.875%	10/15/15	2,225	2,430
Dover Corp.	5.450%	3/15/18	2,250	2,586
Dover Corp.	4.300%	3/1/21	830	903
Dover Corp.	6.600%	3/15/38	975	1,234
Dover Corp.	5.375%	3/1/41	895	998
6 Eaton Corp.	1.500%	11/2/17	1,000	974
Eaton Corp.	5.600%	5/15/18	5,855	6,689
6 Eaton Corp.	2.750%	11/2/22	11,675	10,951
6 Eaton Corp.	4.000%	11/2/32	2,430	2,265
6 Eaton Corp.	4.150%	11/2/42	2,550	2,279
Embraer Overseas Ltd.	6.375%	1/24/17	4,450	4,773
Embraer Overseas Ltd.	6.375%	1/15/20	5,560	6,074
Emerson Electric Co.	5.125%	12/1/16	2,125	2,403
Emerson Electric Co.	5.250%	10/15/18	2,200	2,546
Emerson Electric Co.	4.875%	10/15/19	2,275	2,598
Emerson Electric Co.	4.250%	11/15/20	2,707	2,915
Emerson Electric Co.	2.625%	2/15/23	1,500	1,428
Emerson Electric Co.	6.000%	8/15/32	750	912
Emerson Electric Co.	6.125%	4/15/39	1,000	1,243
Emerson Electric Co.	5.250%	11/15/39	440	488

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Exelis Inc.	4.250%	10/1/16	1,900	2,003
Flowserve Corp.	3.500%	9/15/22	5,155	4,906
General Dynamics Corp.	1.375%	1/15/15	5,000	5,056
General Dynamics Corp.	1.000%	11/15/17	6,225	6,025
General Dynamics Corp.	3.875%	7/15/21	5,000	5,243
General Dynamics Corp.	2.250%	11/15/22	7,850	7,116
General Dynamics Corp.	3.600%	11/15/42	1,650	1,414
General Electric Co.	0.850%	10/9/15	7,375	7,362
General Electric Co.	5.250%	12/6/17	18,145	20,502
General Electric Co.	2.700%	10/9/22	14,225	13,498
General Electric Co.	4.125%	10/9/42	9,900	9,191
Harsco Corp.	2.700%	10/15/15	495	498
Harsco Corp.	5.750%	5/15/18	4,440	4,767
Honeywell International Inc.	5.400%	3/15/16	2,330	2,594
Honeywell International Inc.	5.300%	3/15/17	2,375	2,680
Honeywell International Inc.	5.300%	3/1/18	3,675	4,181
Honeywell International Inc.	5.000%	2/15/19	2,520	2,874
Honeywell International Inc.	4.250%	3/1/21	4,545	4,975
Honeywell International Inc.	5.700%	3/15/36	1,600	1,861
Honeywell International Inc.	5.700%	3/15/37	495	579
Honeywell International Inc.	5.375%	3/1/41	6,345	7,294
Illinois Tool Works Inc.	6.250%	4/1/19	2,650	3,186
Illinois Tool Works Inc.	3.375%	9/15/21	895	912
Illinois Tool Works Inc.	4.875%	9/15/41	895	936
Illinois Tool Works Inc.	3.900%	9/1/42	6,875	6,146
Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	1,850	2,176
6 Ingersoll-Rand Global Holding Co. Ltd.	2.875%	1/15/19	1,100	1,086
6 Ingersoll-Rand Global Holding Co. Ltd.	4.250%	6/15/23	1,875	1,847
6 Ingersoll-Rand Global Holding Co. Ltd.	5.750%	6/15/43	450	447
John Deere Capital Corp.	1.250%	12/2/14	2,225	2,248
John Deere Capital Corp.	2.950%	3/9/15	1,875	1,947
John Deere Capital Corp.	0.875%	4/17/15	875	878
John Deere Capital Corp.	0.950%	6/29/15	3,000	3,017
John Deere Capital Corp.	0.700%	9/4/15	1,100	1,098
John Deere Capital Corp.	0.750%	1/22/16	3,175	3,156
John Deere Capital Corp.	1.850%	9/15/16	815	830
John Deere Capital Corp.	2.000%	1/13/17	2,350	2,378
John Deere Capital Corp.	1.400%	3/15/17	1,600	1,583
John Deere Capital Corp.	5.500%	4/13/17	150	171
John Deere Capital Corp.	2.800%	9/18/17	4,225	4,394
John Deere Capital Corp.	1.200%	10/10/17	2,550	2,480
John Deere Capital Corp.	5.350%	4/3/18	1,225	1,408
John Deere Capital Corp.	5.750%	9/10/18	4,035	4,717
John Deere Capital Corp.	2.250%	4/17/19	1,275	1,269
John Deere Capital Corp.	1.700%	1/15/20	5,400	5,107
John Deere Capital Corp.	3.900%	7/12/21	875	918
John Deere Capital Corp.	3.150%	10/15/21	3,095	3,062
John Deere Capital Corp.	2.750%	3/15/22	2,250	2,150
John Deere Capital Corp.	2.800%	1/27/23	2,975	2,836
Joy Global Inc.	6.000%	11/15/16	575	651
Kennametal Inc.	2.650%	11/1/19	1,950	1,893
Kennametal Inc.	3.875%	2/15/22	2,050	1,990
L-3 Communications Corp.	5.200%	10/15/19	10,230	11,020
L-3 Communications Corp.	4.750%	7/15/20	2,950	3,072
L-3 Communications Corp.	4.950%	2/15/21	5,100	5,362
Legrand France SA	8.500%	2/15/25	400	509

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Lockheed Martin Corp.	7.650%	5/1/16	3,950	4,636
Lockheed Martin Corp.	2.125%	9/15/16	5,775	5,902
Lockheed Martin Corp.	4.250%	11/15/19	2,720	2,952
Lockheed Martin Corp.	3.350%	9/15/21	920	921
Lockheed Martin Corp.	6.150%	9/1/36	10,235	11,791
Lockheed Martin Corp.	5.500%	11/15/39	1,745	1,864
Lockheed Martin Corp.	5.720%	6/1/40	4,626	5,122
Martin Marietta Materials Inc.	6.600%	4/15/18	1,850	2,084
Mohawk Industries Inc.	6.375%	1/15/16	3,000	3,312
Mohawk Industries Inc.	3.850%	2/1/23	8,525	8,223
Northrop Grumman Corp.	1.750%	6/1/18	3,525	3,430
Northrop Grumman Corp.	3.500%	3/15/21	1,425	1,442
Northrop Grumman Corp.	3.250%	8/1/23	3,275	3,121
Northrop Grumman Corp.	5.050%	11/15/40	1,875	1,889
Northrop Grumman Corp.	4.750%	6/1/43	3,300	3,162
Northrop Grumman Systems Corp.	7.750%	2/15/31	2,870	3,815
Owens Corning	6.500%	12/1/16	4,170	4,654
Owens Corning	9.000%	6/15/19	253	311
Owens Corning	4.200%	12/15/22	4,875	4,725
Owens Corning	7.000%	12/1/36	3,075	3,285
Parker Hannifin Corp.	5.500%	5/15/18	1,250	1,438
Parker Hannifin Corp.	3.500%	9/15/22	1,625	1,640
Parker Hannifin Corp.	6.250%	5/15/38	550	677
Pentair Finance SA	1.350%	12/1/15	1,500	1,504
Pentair Finance SA	5.000%	5/15/21	4,805	5,155
Precision Castparts Corp.	0.700%	12/20/15	1,975	1,966
Precision Castparts Corp.	1.250%	1/15/18	1,825	1,776
Precision Castparts Corp.	2.500%	1/15/23	975	910
Precision Castparts Corp.	3.900%	1/15/43	1,625	1,489
Raytheon Co.	6.400%	12/15/18	100	121
Raytheon Co.	4.400%	2/15/20	500	545
Raytheon Co.	3.125%	10/15/20	1,525	1,534
Raytheon Co.	2.500%	12/15/22	7,550	6,944
Raytheon Co.	7.200%	8/15/27	1,225	1,562
Raytheon Co.	4.875%	10/15/40	400	411
Raytheon Co.	4.700%	12/15/41	3,400	3,421
Republic Services Inc.	3.800%	5/15/18	6,970	7,361
Republic Services Inc.	5.500%	9/15/19	4,000	4,531
Republic Services Inc.	5.000%	3/1/20	4,100	4,481
Republic Services Inc.	5.250%	11/15/21	2,650	2,908
Republic Services Inc.	3.550%	6/1/22	2,200	2,140
Republic Services Inc.	4.750%	5/15/23	525	554
Republic Services Inc.	6.086%	3/15/35	825	930
Republic Services Inc.	6.200%	3/1/40	3,430	3,937
Republic Services Inc.	5.700%	5/15/41	3,300	3,603
Rockwell Automation Inc.	5.650%	12/1/17	600	695
Rockwell Automation Inc.	6.700%	1/15/28	325	417
Rockwell Automation Inc.	6.250%	12/1/37	1,500	1,840
Rockwell Collins Inc.	5.250%	7/15/19	275	315
Rockwell Collins Inc.	3.100%	11/15/21	1,000	994
Roper Industries Inc.	1.850%	11/15/17	175	173
Roper Industries Inc.	2.050%	10/1/18	4,450	4,364
Roper Industries Inc.	6.250%	9/1/19	3,000	3,498
Roper Industries Inc.	3.125%	11/15/22	400	379
Snap-on Inc.	6.125%	9/1/21	2,000	2,341
Sonoco Products Co.	4.375%	11/1/21	435	450

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Sonoco Products Co.	5.750%	11/1/40	2,910	3,106
Stanley Black & Decker Inc.	3.400%	12/1/21	2,425	2,401
Stanley Black & Decker Inc.	2.900%	11/1/22	3,000	2,822
Textron Inc.	5.600%	12/1/17	3,416	3,754
Tyco International Finance SA	8.500%	1/15/19	1,130	1,411
Tyco International Ltd. / Tyco International
Finance SA	7.000%	12/15/19	1,375	1,641
Tyco International Ltd. / Tyco International
Finance SA	6.875%	1/15/21	4,100	4,871
United Technologies Corp.	4.875%	5/1/15	360	388
United Technologies Corp.	1.800%	6/1/17	6,085	6,109
United Technologies Corp.	5.375%	12/15/17	10,375	11,951
United Technologies Corp.	6.125%	2/1/19	3,190	3,771
United Technologies Corp.	4.500%	4/15/20	10,255	11,442
United Technologies Corp.	3.100%	6/1/22	14,318	14,125
United Technologies Corp.	6.700%	8/1/28	325	409
United Technologies Corp.	7.500%	9/15/29	3,825	5,308
United Technologies Corp.	5.400%	5/1/35	600	676
United Technologies Corp.	6.050%	6/1/36	1,790	2,169
United Technologies Corp.	6.125%	7/15/38	7,450	9,115
United Technologies Corp.	5.700%	4/15/40	3,025	3,539
United Technologies Corp.	4.500%	6/1/42	14,815	14,624
Waste Management Inc.	6.375%	3/11/15	2,650	2,888
Waste Management Inc.	2.600%	9/1/16	145	150
Waste Management Inc.	6.100%	3/15/18	950	1,101
Waste Management Inc.	7.375%	3/11/19	4,670	5,624
Waste Management Inc.	4.750%	6/30/20	5,000	5,412
Waste Management Inc.	4.600%	3/1/21	175	185
Waste Management Inc.	7.100%	8/1/26	325	402
Waste Management Inc.	7.750%	5/15/32	365	481
Waste Management Inc.	6.125%	11/30/39	4,175	4,832

Communication (2.2%)
Alltel Corp.	7.875%	7/1/32	300	405
America Movil SAB de CV	5.500%	3/1/14	1,735	1,786
America Movil SAB de CV	5.750%	1/15/15	2,989	3,184
America Movil SAB de CV	2.375%	9/8/16	8,500	8,611
America Movil SAB de CV	5.625%	11/15/17	1,150	1,309
America Movil SAB de CV	5.000%	10/16/19	2,700	2,906
America Movil SAB de CV	5.000%	3/30/20	9,440	10,141
America Movil SAB de CV	3.125%	7/16/22	6,900	6,429
America Movil SAB de CV	6.375%	3/1/35	2,275	2,522
America Movil SAB de CV	6.125%	11/15/37	1,575	1,688
America Movil SAB de CV	6.125%	3/30/40	7,540	8,212
America Movil SAB de CV	4.375%	7/16/42	5,250	4,479
American Tower Corp.	7.000%	10/15/17	100	116
American Tower Corp.	4.500%	1/15/18	16,300	17,360
American Tower Corp.	5.050%	9/1/20	295	310
American Tower Corp.	5.900%	11/1/21	5,615	6,244
American Tower Corp.	3.500%	1/31/23	11,425	10,472
AT&T Corp.	6.500%	3/15/29	2,100	2,440
AT&T Corp.	8.000%	11/15/31	4,774	6,641
AT&T Inc.	5.100%	9/15/14	8,775	9,217
AT&T Inc.	2.500%	8/15/15	8,490	8,711
AT&T Inc.	0.800%	12/1/15	2,600	2,590
AT&T Inc.	0.900%	2/12/16	1,275	1,265

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
AT&T Inc.	2.950%	5/15/16	5,740	6,001
AT&T Inc.	5.625%	6/15/16	7,225	8,100
AT&T Inc.	2.400%	8/15/16	2,355	2,422
AT&T Inc.	1.600%	2/15/17	13,965	13,826
AT&T Inc.	1.700%	6/1/17	11,086	10,963
AT&T Inc.	1.400%	12/1/17	13,010	12,684
AT&T Inc.	5.500%	2/1/18	10,290	11,753
AT&T Inc.	5.600%	5/15/18	3,700	4,275
AT&T Inc.	5.800%	2/15/19	3,925	4,552
AT&T Inc.	4.450%	5/15/21	590	637
AT&T Inc.	3.875%	8/15/21	11,485	11,831
AT&T Inc.	3.000%	2/15/22	7,975	7,620
AT&T Inc.	2.625%	12/1/22	6,350	5,814
AT&T Inc.	6.450%	6/15/34	3,295	3,767
AT&T Inc.	6.500%	9/1/37	11,481	13,059
AT&T Inc.	6.300%	1/15/38	13,665	15,231
AT&T Inc.	6.400%	5/15/38	3,100	3,490
AT&T Inc.	6.550%	2/15/39	4,165	4,782
AT&T Inc.	5.350%	9/1/40	20,628	20,841
AT&T Inc.	5.550%	8/15/41	8,550	8,812
AT&T Inc.	4.300%	12/15/42	2,586	2,255
AT&T Inc.	4.350%	6/15/45	6,608	5,786
AT&T Mobility LLC	7.125%	12/15/31	275	355
Bellsouth Capital Funding Corp.	7.875%	2/15/30	3,732	4,667
BellSouth Corp.	5.200%	9/15/14	425	447
BellSouth Corp.	5.200%	12/15/16	6,875	7,752
BellSouth Corp.	6.875%	10/15/31	3,486	3,965
BellSouth Corp.	6.550%	6/15/34	1,253	1,379
BellSouth Corp.	6.000%	11/15/34	844	866
BellSouth Telecommunications Inc.	6.375%	6/1/28	5,250	5,887
BellSouth Telecommunications Inc.	7.000%	12/1/95	400	432
British Telecommunications plc	5.950%	1/15/18	13,310	15,202
British Telecommunications plc	9.625%	12/15/30	8,075	12,115
CBS Corp.	1.950%	7/1/17	175	174
CBS Corp.	4.625%	5/15/18	100	109
CBS Corp.	8.875%	5/15/19	1,100	1,411
CBS Corp.	5.750%	4/15/20	12,390	14,039
CBS Corp.	4.300%	2/15/21	4,150	4,304
CBS Corp.	7.875%	7/30/30	450	573
CBS Corp.	5.500%	5/15/33	200	202
CBS Corp.	4.850%	7/1/42	5,225	4,820
CC Holdings GS V LLC / Crown Castle GS III Corp.	3.849%	4/15/23	5,050	4,805
Cellco Partnership / Verizon Wireless Capital LLC	8.500%	11/15/18	14,615	18,962
Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	2,000	2,823
Comcast Cable Communications LLC	8.875%	5/1/17	975	1,216
Comcast Corp.	6.500%	1/15/15	1,350	1,467
Comcast Corp.	5.850%	11/15/15	3,760	4,188
Comcast Corp.	5.900%	3/15/16	12,110	13,621
Comcast Corp.	6.500%	1/15/17	150	175
Comcast Corp.	6.300%	11/15/17	3,775	4,460
Comcast Corp.	5.875%	2/15/18	4,150	4,839
Comcast Corp.	5.700%	5/15/18	10,675	12,408
Comcast Corp.	5.700%	7/1/19	2,645	3,082
Comcast Corp.	5.150%	3/1/20	5,055	5,767
Comcast Corp.	3.125%	7/15/22	1,925	1,880
Comcast Corp.	2.850%	1/15/23	8,275	7,851

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Comcast Corp.	4.250%	1/15/33	11,700	11,204
Comcast Corp.	7.050%	3/15/33	2,000	2,510
Comcast Corp.	5.650%	6/15/35	2,900	3,219
Comcast Corp.	6.500%	11/15/35	13,100	15,567
Comcast Corp.	6.450%	3/15/37	1,825	2,187
Comcast Corp.	6.950%	8/15/37	8,950	11,275
Comcast Corp.	6.400%	5/15/38	1,975	2,347
Comcast Corp.	4.650%	7/15/42	5,350	5,175
Comcast Corp.	4.500%	1/15/43	1,425	1,364
COX Communications Inc.	5.450%	12/15/14	5,020	5,358
COX Communications Inc.	5.500%	10/1/15	100	110
Deutsche Telekom International Finance BV	4.875%	7/8/14	1,775	1,847
Deutsche Telekom International Finance BV	5.750%	3/23/16	2,500	2,778
Deutsche Telekom International Finance BV	6.750%	8/20/18	5,100	6,141
Deutsche Telekom International Finance BV	6.000%	7/8/19	6,525	7,663
Deutsche Telekom International Finance BV	8.750%	6/15/30	15,544	21,491
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	4.750%	10/1/14	1,550	1,622
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	3.550%	3/15/15	5,000	5,196
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	3.125%	2/15/16	1,425	1,482
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	3.500%	3/1/16	3,000	3,150
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	5.875%	10/1/19	6,300	7,092
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	4.600%	2/15/21	1,950	2,015
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	5.000%	3/1/21	18,475	19,451
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	3.800%	3/15/22	10,000	9,594
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	6.350%	3/15/40	3,500	3,652
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	6.000%	8/15/40	325	325
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	6.375%	3/1/41	2,600	2,719
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	5.150%	3/15/42	8,600	7,635
Discovery Communications LLC	5.050%	6/1/20	8,200	9,098
Discovery Communications LLC	4.375%	6/15/21	870	915
Discovery Communications LLC	3.300%	5/15/22	2,125	2,039
Discovery Communications LLC	3.250%	4/1/23	1,500	1,412
Discovery Communications LLC	6.350%	6/1/40	3,035	3,436
Discovery Communications LLC	4.950%	5/15/42	1,750	1,652
Embarq Corp.	7.082%	6/1/16	4,925	5,483
Embarq Corp.	7.995%	6/1/36	9,849	10,515
Grupo Televisa SAB	6.000%	5/15/18	2,975	3,362
Grupo Televisa SAB	6.625%	3/18/25	1,300	1,522
Grupo Televisa SAB	8.500%	3/11/32	200	262
Grupo Televisa SAB	6.625%	1/15/40	3,500	3,878
GTE Corp.	8.750%	11/1/21	1,700	2,224
GTE Corp.	6.940%	4/15/28	1,750	2,113
Interpublic Group of Cos. Inc.	3.750%	2/15/23	8,000	7,390
Koninklijke KPN NV	8.375%	10/1/30	1,550	1,902
McGraw Hill Financial Inc.	5.900%	11/15/17	1,750	1,919

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
McGraw Hill Financial Inc.	6.550%	11/15/37	1,600	1,615
Moody’s Corp.	5.500%	9/1/20	438	474
Moody’s Corp.	4.500%	9/1/22	9,517	9,548
NBCUniversal Media LLC	3.650%	4/30/15	3,450	3,625
NBCUniversal Media LLC	2.875%	4/1/16	5,830	6,096
NBCUniversal Media LLC	5.150%	4/30/20	8,550	9,730
NBCUniversal Media LLC	4.375%	4/1/21	3,120	3,371
NBCUniversal Media LLC	2.875%	1/15/23	9,150	8,679
NBCUniversal Media LLC	6.400%	4/30/40	8,200	9,788
NBCUniversal Media LLC	5.950%	4/1/41	1,700	1,941
NBCUniversal Media LLC	4.450%	1/15/43	5,525	5,196
New Cingular Wireless Services Inc.	8.750%	3/1/31	1,370	1,974
News America Inc.	5.300%	12/15/14	4,945	5,259
News America Inc.	8.000%	10/17/16	1,450	1,738
News America Inc.	6.900%	3/1/19	4,340	5,226
News America Inc.	4.500%	2/15/21	7,050	7,544
News America Inc.	3.000%	9/15/22	8,850	8,274
News America Inc.	7.700%	10/30/25	200	246
News America Inc.	6.550%	3/15/33	4,915	5,505
News America Inc.	6.200%	12/15/34	5,500	5,995
News America Inc.	6.400%	12/15/35	5,550	6,166
News America Inc.	8.150%	10/17/36	625	795
News America Inc.	6.650%	11/15/37	3,000	3,442
News America Inc.	7.850%	3/1/39	250	322
News America Inc.	6.900%	8/15/39	2,275	2,667
News America Inc.	6.150%	2/15/41	6,500	7,224
News America Inc.	7.750%	12/1/45	425	547
Nippon Telegraph & Telephone Corp.	1.400%	7/18/17	825	810
Omnicom Group Inc.	5.900%	4/15/16	3,675	4,104
Omnicom Group Inc.	4.450%	8/15/20	7,550	7,908
Omnicom Group Inc.	3.625%	5/1/22	12,540	12,115
Orange SA	4.375%	7/8/14	3,850	3,965
Orange SA	2.125%	9/16/15	5,000	5,069
Orange SA	2.750%	9/14/16	4,180	4,279
Orange SA	5.375%	7/8/19	6,825	7,570
Orange SA	4.125%	9/14/21	12,095	12,178
Orange SA	8.500%	3/1/31	4,840	6,533
Pacific Bell Telephone Co.	7.125%	3/15/26	425	517
Qwest Corp.	7.500%	10/1/14	2,625	2,817
Qwest Corp.	6.500%	6/1/17	1,125	1,273
Qwest Corp.	6.750%	12/1/21	5,590	6,273
Qwest Corp.	7.250%	9/15/25	1,400	1,604
Qwest Corp.	6.875%	9/15/33	2,900	2,836
Qwest Corp.	7.125%	11/15/43	4,500	4,590
6 Reed Elsevier Capital Inc.	3.125%	10/15/22	3,584	3,323
Rogers Communications Inc.	6.800%	8/15/18	7,350	8,845
Rogers Communications Inc.	7.500%	8/15/38	100	132
Rogers Communications Inc.	4.500%	3/15/43	125	115
TCI Communications Inc.	8.750%	8/1/15	4,175	4,834
TCI Communications Inc.	7.875%	2/15/26	875	1,153
TCI Communications Inc.	7.125%	2/15/28	450	573
Telecom Italia Capital SA	6.175%	6/18/14	1,342	1,389
Telecom Italia Capital SA	6.999%	6/4/18	200	219
Telecom Italia Capital SA	6.375%	11/15/33	2,875	2,708
Telecom Italia Capital SA	6.000%	9/30/34	3,200	2,910
Telecom Italia Capital SA	7.200%	7/18/36	1,100	1,096

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Telecom Italia Capital SA	7.721%	6/4/38	11,090	11,325
Telefonica Emisiones SAU	4.949%	1/15/15	3,775	3,934
Telefonica Emisiones SAU	3.992%	2/16/16	6,190	6,377
Telefonica Emisiones SAU	6.421%	6/20/16	4,975	5,456
Telefonica Emisiones SAU	3.192%	4/27/18	9,700	9,419
Telefonica Emisiones SAU	5.877%	7/15/19	11,625	12,618
Telefonica Emisiones SAU	5.134%	4/27/20	5,545	5,672
Telefonica Emisiones SAU	5.462%	2/16/21	5,540	5,705
Telefonica Emisiones SAU	4.570%	4/27/23	4,000	3,842
Telefonica Emisiones SAU	7.045%	6/20/36	8,260	9,076
Telefonica Europe BV	8.250%	9/15/30	1,500	1,799
Thomson Reuters Corp.	5.700%	10/1/14	5,075	5,378
Thomson Reuters Corp.	6.500%	7/15/18	4,250	5,037
Thomson Reuters Corp.	4.700%	10/15/19	1,625	1,790
Thomson Reuters Corp.	3.950%	9/30/21	2,000	2,053
Thomson Reuters Corp.	5.500%	8/15/35	2,975	3,075
Thomson Reuters Corp.	5.850%	4/15/40	3,150	3,396
Time Warner Cable Inc.	7.500%	4/1/14	8,075	8,474
Time Warner Cable Inc.	3.500%	2/1/15	925	960
Time Warner Cable Inc.	5.850%	5/1/17	5,600	6,191
Time Warner Cable Inc.	6.750%	7/1/18	9,150	10,636
Time Warner Cable Inc.	8.750%	2/14/19	3,100	3,794
Time Warner Cable Inc.	8.250%	4/1/19	12,550	15,101
Time Warner Cable Inc.	5.000%	2/1/20	4,295	4,487
Time Warner Cable Inc.	4.125%	2/15/21	3,806	3,766
Time Warner Cable Inc.	4.000%	9/1/21	3,050	2,929
Time Warner Cable Inc.	6.550%	5/1/37	3,000	3,007
Time Warner Cable Inc.	6.750%	6/15/39	4,572	4,714
Time Warner Cable Inc.	5.875%	11/15/40	12,475	11,437
Time Warner Cable Inc.	5.500%	9/1/41	1,950	1,713
Time Warner Cable Inc.	4.500%	9/15/42	8,075	6,250
Time Warner Entertainment Co. LP	8.375%	3/15/23	800	996
Time Warner Entertainment Co. LP	8.375%	7/15/33	3,550	4,165
United States Cellular Corp.	6.700%	12/15/33	1,700	1,667
Verizon Communications Inc.	4.900%	9/15/15	575	624
Verizon Communications Inc.	5.550%	2/15/16	7,375	8,173
Verizon Communications Inc.	3.000%	4/1/16	7,470	7,801
Verizon Communications Inc.	2.000%	11/1/16	11,546	11,786
Verizon Communications Inc.	5.500%	4/1/17	4,300	4,844
Verizon Communications Inc.	1.100%	11/1/17	1,350	1,308
Verizon Communications Inc.	5.500%	2/15/18	10,725	12,222
Verizon Communications Inc.	6.100%	4/15/18	4,470	5,227
Verizon Communications Inc.	8.750%	11/1/18	6,535	8,531
Verizon Communications Inc.	6.350%	4/1/19	7,925	9,354
Verizon Communications Inc.	4.600%	4/1/21	6,460	6,999
Verizon Communications Inc.	3.500%	11/1/21	5,335	5,359
Verizon Communications Inc.	2.450%	11/1/22	9,700	8,790
Verizon Communications Inc.	7.750%	12/1/30	5,190	6,795
Verizon Communications Inc.	5.850%	9/15/35	7,650	8,334
Verizon Communications Inc.	6.250%	4/1/37	1,675	1,896
Verizon Communications Inc.	6.400%	2/15/38	5,000	5,791
Verizon Communications Inc.	6.900%	4/15/38	4,625	5,655
Verizon Communications Inc.	7.350%	4/1/39	1,200	1,540
Verizon Communications Inc.	6.000%	4/1/41	8,355	9,347
Verizon Communications Inc.	4.750%	11/1/41	8,175	7,751
Verizon Communications Inc.	3.850%	11/1/42	5,200	4,300

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Verizon Maryland LLC	5.125%	6/15/33	2,675	2,644
Verizon New England Inc.	7.875%	11/15/29	1,225	1,499
Verizon New York Inc.	7.375%	4/1/32	3,900	4,734
Virgin Media Secured Finance plc	6.500%	1/15/18	8,350	8,560
Vodafone Group plc	5.375%	1/30/15	6,775	7,238
Vodafone Group plc	0.900%	2/19/16	1,475	1,450
Vodafone Group plc	5.750%	3/15/16	1,825	2,027
Vodafone Group plc	5.625%	2/27/17	16,490	18,315
Vodafone Group plc	1.625%	3/20/17	1,300	1,268
Vodafone Group plc	1.250%	9/26/17	13,725	13,187
Vodafone Group plc	1.500%	2/19/18	5,400	5,166
Vodafone Group plc	4.625%	7/15/18	2,200	2,439
Vodafone Group plc	5.450%	6/10/19	5,000	5,625
Vodafone Group plc	2.500%	9/26/22	1,500	1,335
Vodafone Group plc	2.950%	2/19/23	7,625	7,050
Vodafone Group plc	6.250%	11/30/32	2,675	3,006
Vodafone Group plc	6.150%	2/27/37	7,420	8,192
Vodafone Group plc	4.375%	2/19/43	6,175	5,505
Washington Post Co.	7.250%	2/1/19	875	1,022
WPP Finance 2010	4.750%	11/21/21	10,301	10,634
WPP Finance 2010	3.625%	9/7/22	9,360	8,806
WPP Finance UK	8.000%	9/15/14	2,625	2,834

Consumer Cyclical (1.6%)
ADT Corp.	2.250%	7/15/17	750	740
ADT Corp.	3.500%	7/15/22	5,950	5,468
ADT Corp.	4.125%	6/15/23	5,000	4,703
ADT Corp.	4.875%	7/15/42	1,600	1,358
Advance Auto Parts Inc.	5.750%	5/1/20	1,175	1,247
Amazon.com Inc.	0.650%	11/27/15	3,075	3,062
Amazon.com Inc.	1.200%	11/29/17	6,650	6,420
Amazon.com Inc.	2.500%	11/29/22	4,300	3,901
AutoZone Inc.	5.750%	1/15/15	4,050	4,342
AutoZone Inc.	7.125%	8/1/18	2,975	3,550
BorgWarner Inc.	4.625%	9/15/20	400	423
Brinker International Inc.	2.600%	5/15/18	325	317
Brinker International Inc.	3.875%	5/15/23	725	679
Carnival Corp.	1.200%	2/5/16	1,500	1,491
Carnival Corp.	1.875%	12/15/17	1,250	1,208
Costco Wholesale Corp.	0.650%	12/7/15	5,000	4,988
Costco Wholesale Corp.	5.500%	3/15/17	5,400	6,161
Costco Wholesale Corp.	1.125%	12/15/17	8,175	7,935
Costco Wholesale Corp.	1.700%	12/15/19	6,700	6,438
CVS Caremark Corp.	4.875%	9/15/14	1,675	1,758
CVS Caremark Corp.	3.250%	5/18/15	2,245	2,337
CVS Caremark Corp.	6.125%	8/15/16	1,425	1,633
CVS Caremark Corp.	5.750%	6/1/17	12,488	14,324
CVS Caremark Corp.	4.750%	5/18/20	1,000	1,096
CVS Caremark Corp.	2.750%	12/1/22	4,875	4,571
CVS Caremark Corp.	6.250%	6/1/27	4,175	4,974
CVS Caremark Corp.	6.125%	9/15/39	3,975	4,656
CVS Caremark Corp.	5.750%	5/15/41	3,595	4,062
6 Daimler Finance North America LLC	2.625%	9/15/16	2,300	2,367
Daimler Finance North America LLC	8.500%	1/18/31	4,070	5,823
Darden Restaurants Inc.	6.200%	10/15/17	1,900	2,157
Darden Restaurants Inc.	4.500%	10/15/21	105	106

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Darden Restaurants Inc.	3.350%	11/1/22	1,850	1,697
Darden Restaurants Inc.	6.800%	10/15/37	1,695	1,804
Dollar General Corp.	3.250%	4/15/23	5,420	4,959
eBay Inc.	1.625%	10/15/15	1,150	1,172
eBay Inc.	1.350%	7/15/17	5,375	5,286
eBay Inc.	3.250%	10/15/20	1,175	1,204
eBay Inc.	2.600%	7/15/22	3,000	2,789
eBay Inc.	4.000%	7/15/42	5,075	4,315
Expedia Inc.	7.456%	8/15/18	250	288
Expedia Inc.	5.950%	8/15/20	10,800	11,457
Family Dollar Stores Inc.	5.000%	2/1/21	1,275	1,321
Ford Holdings LLC	9.300%	3/1/30	175	235
Ford Motor Co.	6.625%	10/1/28	3,075	3,408
Ford Motor Co.	6.375%	2/1/29	2,375	2,529
Ford Motor Co.	7.450%	7/16/31	9,475	11,375
Ford Motor Co.	4.750%	1/15/43	10,125	8,941
Ford Motor Co.	7.400%	11/1/46	2,650	3,104
Ford Motor Credit Co. LLC	8.700%	10/1/14	2,350	2,549
Ford Motor Credit Co. LLC	3.875%	1/15/15	10,350	10,607
Ford Motor Credit Co. LLC	7.000%	4/15/15	10,725	11,634
Ford Motor Credit Co. LLC	2.750%	5/15/15	6,475	6,566
Ford Motor Credit Co. LLC	12.000%	5/15/15	3,200	3,774
Ford Motor Credit Co. LLC	5.625%	9/15/15	4,400	4,728
Ford Motor Credit Co. LLC	4.207%	4/15/16	3,100	3,248
Ford Motor Credit Co. LLC	3.984%	6/15/16	1,875	1,957
Ford Motor Credit Co. LLC	8.000%	12/15/16	4,575	5,355
Ford Motor Credit Co. LLC	4.250%	2/3/17	2,750	2,869
Ford Motor Credit Co. LLC	3.000%	6/12/17	8,500	8,514
Ford Motor Credit Co. LLC	6.625%	8/15/17	4,725	5,330
Ford Motor Credit Co. LLC	5.000%	5/15/18	11,375	12,150
Ford Motor Credit Co. LLC	8.125%	1/15/20	6,650	8,032
Ford Motor Credit Co. LLC	5.750%	2/1/21	4,725	5,121
Ford Motor Credit Co. LLC	5.875%	8/2/21	11,250	12,236
Ford Motor Credit Co. LLC	4.250%	9/20/22	4,925	4,816
Gap Inc.	5.950%	4/12/21	6,675	7,393
Historic TW Inc.	9.150%	2/1/23	3,425	4,654
Historic TW Inc.	6.625%	5/15/29	4,425	5,163
Home Depot Inc.	5.400%	3/1/16	7,970	8,871
Home Depot Inc.	4.400%	4/1/21	5,230	5,730
Home Depot Inc.	5.875%	12/16/36	12,772	15,071
Home Depot Inc.	5.400%	9/15/40	1,890	2,120
Home Depot Inc.	5.950%	4/1/41	5,575	6,737
Host Hotels & Resorts LP	5.875%	6/15/19	5,926	6,385
Host Hotels & Resorts LP	6.000%	10/1/21	3,000	3,270
Host Hotels & Resorts LP	5.250%	3/15/22	3,544	3,668
Host Hotels & Resorts LP	3.750%	10/15/23	1,125	1,040
Hyatt Hotels Corp.	3.375%	7/15/23	4,450	4,156
International Game Technology	7.500%	6/15/19	1,390	1,617
International Game Technology	5.500%	6/15/20	1,030	1,075
Johnson Controls Inc.	5.500%	1/15/16	4,000	4,407
Johnson Controls Inc.	2.600%	12/1/16	1,475	1,525
Johnson Controls Inc.	5.000%	3/30/20	2,300	2,535
Johnson Controls Inc.	4.250%	3/1/21	5,405	5,680
Johnson Controls Inc.	3.750%	12/1/21	1,425	1,447
Johnson Controls Inc.	6.000%	1/15/36	350	385
Johnson Controls Inc.	5.700%	3/1/41	795	855

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Johnson Controls Inc.	5.250%	12/1/41	1,475	1,490
Kohl’s Corp.	6.250%	12/15/17	2,450	2,806
Kohl’s Corp.	4.000%	11/1/21	2,780	2,773
Kohl’s Corp.	6.000%	1/15/33	300	304
Kohl’s Corp.	6.875%	12/15/37	700	766
Lowe’s Cos. Inc.	5.400%	10/15/16	1,925	2,178
Lowe’s Cos. Inc.	6.100%	9/15/17	875	1,020
Lowe’s Cos. Inc.	4.625%	4/15/20	3,355	3,723
Lowe’s Cos. Inc.	3.750%	4/15/21	4,045	4,207
Lowe’s Cos. Inc.	3.800%	11/15/21	3,775	3,927
Lowe’s Cos. Inc.	3.120%	4/15/22	2,125	2,095
Lowe’s Cos. Inc.	6.875%	2/15/28	350	435
Lowe’s Cos. Inc.	6.500%	3/15/29	1,050	1,250
Lowe’s Cos. Inc.	5.800%	10/15/36	7,175	7,979
Lowe’s Cos. Inc.	5.800%	4/15/40	120	136
Lowe’s Cos. Inc.	5.125%	11/15/41	1,200	1,247
Lowe’s Cos. Inc.	4.650%	4/15/42	2,500	2,445
Macy’s Retail Holdings Inc.	7.875%	7/15/15	5,515	6,236
Macy’s Retail Holdings Inc.	5.900%	12/1/16	2,626	2,990
Macy’s Retail Holdings Inc.	3.875%	1/15/22	9,100	9,126
Macy’s Retail Holdings Inc.	2.875%	2/15/23	9,425	8,681
Macy’s Retail Holdings Inc.	6.900%	4/1/29	1,500	1,759
Macy’s Retail Holdings Inc.	6.375%	3/15/37	2,300	2,574
Macy’s Retail Holdings Inc.	5.125%	1/15/42	2,325	2,262
Macy’s Retail Holdings Inc.	4.300%	2/15/43	2,725	2,371
Marriott International Inc.	3.000%	3/1/19	1,750	1,761
McDonald’s Corp.	5.300%	3/15/17	300	339
McDonald’s Corp.	5.800%	10/15/17	4,050	4,721
McDonald’s Corp.	5.350%	3/1/18	5,020	5,761
McDonald’s Corp.	5.000%	2/1/19	4,525	5,170
McDonald’s Corp.	2.625%	1/15/22	11,090	10,621
McDonald’s Corp.	6.300%	10/15/37	325	410
McDonald’s Corp.	6.300%	3/1/38	1,825	2,311
McDonald’s Corp.	3.700%	2/15/42	7,525	6,716
McDonald’s Corp.	3.625%	5/1/43	3,150	2,809
MDC Holdings Inc.	6.000%	1/15/43	6,975	6,476
NIKE Inc.	2.250%	5/1/23	375	346
NIKE Inc.	3.625%	5/1/43	1,125	998
Nordstrom Inc.	6.250%	1/15/18	5,625	6,572
Nordstrom Inc.	4.750%	5/1/20	1,200	1,326
Nordstrom Inc.	4.000%	10/15/21	7,190	7,608
Nordstrom Inc.	7.000%	1/15/38	1,275	1,637
NVR Inc.	3.950%	9/15/22	1,900	1,859
O’Reilly Automotive Inc.	4.875%	1/14/21	600	635
O’Reilly Automotive Inc.	3.800%	9/1/22	175	173
O’Reilly Automotive Inc.	3.850%	6/15/23	1,000	973
PACCAR Financial Corp.	1.050%	6/5/15	750	756
PACCAR Financial Corp.	1.600%	3/15/17	3,725	3,704
PACCAR Inc.	6.875%	2/15/14	1,200	1,248
QVC Inc.	5.125%	7/2/22	425	422
6 QVC Inc.	4.375%	3/15/23	650	613
6 QVC Inc.	5.950%	3/15/43	3,075	2,768
Staples Inc.	2.750%	1/12/18	2,000	2,005
Staples Inc.	4.375%	1/12/23	1,500	1,456
Starwood Hotels & Resorts Worldwide Inc.	3.125%	2/15/23	5,500	5,083
Target Corp.	5.875%	7/15/16	2,825	3,215

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Target Corp.	5.375%	5/1/17	850	964
Target Corp.	6.000%	1/15/18	3,555	4,188
Target Corp.	3.875%	7/15/20	3,655	3,915
Target Corp.	2.900%	1/15/22	8,650	8,473
Target Corp.	6.350%	11/1/32	2,075	2,576
Target Corp.	6.500%	10/15/37	7,100	8,806
Target Corp.	7.000%	1/15/38	4,850	6,352
Target Corp.	4.000%	7/1/42	5,000	4,582
Time Warner Cos. Inc.	7.570%	2/1/24	325	401
Time Warner Cos. Inc.	6.950%	1/15/28	7,150	8,590
Time Warner Inc.	3.150%	7/15/15	8,518	8,897
Time Warner Inc.	5.875%	11/15/16	2,525	2,871
Time Warner Inc.	4.875%	3/15/20	4,860	5,296
Time Warner Inc.	4.700%	1/15/21	4,250	4,537
Time Warner Inc.	4.750%	3/29/21	7,975	8,553
Time Warner Inc.	4.000%	1/15/22	295	297
Time Warner Inc.	7.625%	4/15/31	5,700	7,205
Time Warner Inc.	7.700%	5/1/32	6,050	7,714
Time Warner Inc.	6.500%	11/15/36	9,090	10,289
Time Warner Inc.	6.200%	3/15/40	950	1,035
Time Warner Inc.	6.100%	7/15/40	4,150	4,516
Time Warner Inc.	6.250%	3/29/41	5,275	5,841
Time Warner Inc.	5.375%	10/15/41	295	295
Time Warner Inc.	4.900%	6/15/42	2,985	2,847
TJX Cos. Inc.	6.950%	4/15/19	1,425	1,741
TJX Cos. Inc.	2.500%	5/15/23	2,800	2,593
Toyota Motor Credit Corp.	1.000%	2/17/15	4,850	4,877
Toyota Motor Credit Corp.	3.200%	6/17/15	5,500	5,740
Toyota Motor Credit Corp.	0.875%	7/17/15	2,700	2,701
Toyota Motor Credit Corp.	2.800%	1/11/16	1,890	1,969
Toyota Motor Credit Corp.	2.000%	9/15/16	3,125	3,184
Toyota Motor Credit Corp.	2.050%	1/12/17	15,855	16,030
Toyota Motor Credit Corp.	1.250%	10/5/17	5,100	4,947
Toyota Motor Credit Corp.	1.375%	1/10/18	6,125	5,967
Toyota Motor Credit Corp.	4.250%	1/11/21	4,200	4,511
Toyota Motor Credit Corp.	3.400%	9/15/21	1,495	1,486
Toyota Motor Credit Corp.	3.300%	1/12/22	5,600	5,536
Toyota Motor Credit Corp.	2.625%	1/10/23	4,050	3,760
VF Corp.	5.950%	11/1/17	1,975	2,291
VF Corp.	3.500%	9/1/21	4,695	4,733
VF Corp.	6.450%	11/1/37	1,275	1,505
Viacom Inc.	4.375%	9/15/14	375	390
Viacom Inc.	1.250%	2/27/15	3,600	3,614
Viacom Inc.	2.500%	12/15/16	300	309
Viacom Inc.	3.500%	4/1/17	5,335	5,603
Viacom Inc.	6.125%	10/5/17	1,250	1,439
Viacom Inc.	5.625%	9/15/19	10,235	11,697
Viacom Inc.	3.875%	12/15/21	5,290	5,301
Viacom Inc.	6.875%	4/30/36	6,585	7,705
Viacom Inc.	4.500%	2/27/42	2,500	2,173
6 Viacom Inc.	4.375%	3/15/43	333	281
Wal-Mart Stores Inc.	2.875%	4/1/15	2,425	2,521
Wal-Mart Stores Inc.	4.500%	7/1/15	2,225	2,395
Wal-Mart Stores Inc.	2.250%	7/8/15	1,275	1,316
Wal-Mart Stores Inc.	1.500%	10/25/15	12,135	12,355
Wal-Mart Stores Inc.	5.375%	4/5/17	625	713

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Wal-Mart Stores Inc.	5.800%	2/15/18	8,295	9,708
Wal-Mart Stores Inc.	3.625%	7/8/20	4,750	5,021
Wal-Mart Stores Inc.	3.250%	10/25/20	6,795	7,020
Wal-Mart Stores Inc.	4.250%	4/15/21	13,235	14,447
Wal-Mart Stores Inc.	2.550%	4/11/23	5,000	4,703
Wal-Mart Stores Inc.	5.875%	4/5/27	11,575	14,038
Wal-Mart Stores Inc.	7.550%	2/15/30	3,650	5,048
Wal-Mart Stores Inc.	5.250%	9/1/35	1,560	1,684
Wal-Mart Stores Inc.	6.500%	8/15/37	8,515	10,768
Wal-Mart Stores Inc.	6.200%	4/15/38	13,305	16,340
Wal-Mart Stores Inc.	5.625%	4/1/40	1,700	1,946
Wal-Mart Stores Inc.	4.875%	7/8/40	8,595	8,957
Wal-Mart Stores Inc.	5.000%	10/25/40	5,300	5,601
Wal-Mart Stores Inc.	5.625%	4/15/41	6,060	7,017
Wal-Mart Stores Inc.	4.000%	4/11/43	5,000	4,584
Walgreen Co.	1.000%	3/13/15	3,600	3,604
Walgreen Co.	1.800%	9/15/17	4,300	4,240
Walgreen Co.	5.250%	1/15/19	1,970	2,226
Walgreen Co.	3.100%	9/15/22	7,550	7,123
Walgreen Co.	4.400%	9/15/42	1,300	1,173
Walt Disney Co.	4.500%	12/15/13	2,595	2,644
Walt Disney Co.	0.875%	12/1/14	7,225	7,264
Walt Disney Co.	0.450%	12/1/15	1,650	1,640
Walt Disney Co.	1.350%	8/16/16	235	237
Walt Disney Co.	5.625%	9/15/16	3,425	3,903
Walt Disney Co.	1.125%	2/15/17	3,775	3,715
Walt Disney Co.	1.100%	12/1/17	4,000	3,882
Walt Disney Co.	5.875%	12/15/17	1,875	2,204
Walt Disney Co.	2.350%	12/1/22	4,700	4,361
Walt Disney Co.	7.000%	3/1/32	325	435
Walt Disney Co.	4.125%	12/1/41	7,633	7,258
Walt Disney Co.	3.700%	12/1/42	2,875	2,566
Western Union Co.	6.500%	2/26/14	3,275	3,399
Western Union Co.	5.930%	10/1/16	1,825	2,031
Western Union Co.	5.253%	4/1/20	240	256
Western Union Co.	6.200%	11/17/36	3,350	3,321
Western Union Co.	6.200%	6/21/40	1,100	1,101
Wyndham Worldwide Corp.	2.500%	3/1/18	975	960
Wyndham Worldwide Corp.	4.250%	3/1/22	1,300	1,265
Wyndham Worldwide Corp.	3.900%	3/1/23	600	571
Yum! Brands Inc.	4.250%	9/15/15	2,000	2,130
Yum! Brands Inc.	6.250%	4/15/16	2,850	3,189
Yum! Brands Inc.	6.250%	3/15/18	1,750	2,031
Yum! Brands Inc.	5.300%	9/15/19	685	767
Yum! Brands Inc.	3.875%	11/1/20	1,175	1,183
Yum! Brands Inc.	6.875%	11/15/37	4,740	5,673

Consumer Noncyclical (3.2%)
Abbott Laboratories	5.125%	4/1/19	6,846	7,890
Abbott Laboratories	4.125%	5/27/20	3,000	3,256
Abbott Laboratories	6.150%	11/30/37	2,055	2,589
Abbott Laboratories	6.000%	4/1/39	350	429
Abbott Laboratories	5.300%	5/27/40	2,255	2,577
6 AbbVie Inc.	1.200%	11/6/15	15,900	16,000
6 AbbVie Inc.	1.750%	11/6/17	16,785	16,456
6 AbbVie Inc.	2.000%	11/6/18	10,150	9,880

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
6 AbbVie Inc.	2.900%	11/6/22	8,000	7,465
6 AbbVie Inc.	4.400%	11/6/42	10,750	10,027
Actavis Inc.	5.000%	8/15/14	1,250	1,303
Actavis Inc.	1.875%	10/1/17	4,525	4,403
Actavis Inc.	3.250%	10/1/22	12,900	12,029
Actavis Inc.	4.625%	10/1/42	1,225	1,096
Allergan Inc.	5.750%	4/1/16	400	449
Allergan Inc.	3.375%	9/15/20	5,000	5,155
Altria Group Inc.	4.125%	9/11/15	500	533
Altria Group Inc.	9.700%	11/10/18	3,311	4,386
Altria Group Inc.	9.250%	8/6/19	401	531
Altria Group Inc.	4.750%	5/5/21	6,150	6,592
Altria Group Inc.	2.850%	8/9/22	18,050	16,615
Altria Group Inc.	2.950%	5/2/23	425	393
Altria Group Inc.	9.950%	11/10/38	5,390	7,992
Altria Group Inc.	10.200%	2/6/39	7,900	11,954
Altria Group Inc.	4.250%	8/9/42	3,400	2,936
Altria Group Inc.	4.500%	5/2/43	5,175	4,642
AmerisourceBergen Corp.	5.875%	9/15/15	1,875	2,071
AmerisourceBergen Corp.	4.875%	11/15/19	975	1,094
AmerisourceBergen Corp.	3.500%	11/15/21	1,900	1,917
Amgen Inc.	1.875%	11/15/14	1,660	1,685
Amgen Inc.	4.850%	11/18/14	9,375	9,904
Amgen Inc.	2.300%	6/15/16	2,820	2,904
Amgen Inc.	2.500%	11/15/16	1,660	1,715
Amgen Inc.	2.125%	5/15/17	3,850	3,867
Amgen Inc.	5.850%	6/1/17	7,750	8,799
Amgen Inc.	6.150%	6/1/18	6,505	7,686
Amgen Inc.	5.700%	2/1/19	1,320	1,506
Amgen Inc.	3.450%	10/1/20	825	834
Amgen Inc.	4.100%	6/15/21	6,765	7,061
Amgen Inc.	3.875%	11/15/21	1,660	1,706
Amgen Inc.	3.625%	5/15/22	14,925	14,924
Amgen Inc.	6.375%	6/1/37	2,200	2,528
Amgen Inc.	6.900%	6/1/38	5,023	6,150
Amgen Inc.	6.400%	2/1/39	3,250	3,762
Amgen Inc.	5.750%	3/15/40	2,665	2,859
Amgen Inc.	4.950%	10/1/41	9,275	8,959
Amgen Inc.	5.150%	11/15/41	6,880	6,930
Amgen Inc.	5.650%	6/15/42	3,800	4,096
Amgen Inc.	5.375%	5/15/43	1,950	2,053
Anheuser-Busch Cos. LLC	5.600%	3/1/17	1,375	1,559
Anheuser-Busch Cos. LLC	5.500%	1/15/18	6,307	7,190
Anheuser-Busch Cos. LLC	6.800%	8/20/32	775	994
Anheuser-Busch Cos. LLC	5.750%	4/1/36	2,905	3,310
Anheuser-Busch InBev Finance Inc.	0.800%	1/15/16	5,000	4,975
Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	10,000	9,716
Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	5,425	5,061
Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	5,000	4,525
Anheuser-Busch InBev Worldwide Inc.	1.500%	7/14/14	2,825	2,853
Anheuser-Busch InBev Worldwide Inc.	5.375%	11/15/14	4,290	4,553
Anheuser-Busch InBev Worldwide Inc.	4.125%	1/15/15	4,590	4,823
Anheuser-Busch InBev Worldwide Inc.	3.625%	4/15/15	3,175	3,331
Anheuser-Busch InBev Worldwide Inc.	0.800%	7/15/15	4,475	4,470
Anheuser-Busch InBev Worldwide Inc.	2.875%	2/15/16	1,893	1,982
Anheuser-Busch InBev Worldwide Inc.	1.375%	7/15/17	7,545	7,425

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	4,040	5,104
Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	3,675	4,556
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	11,690	13,502
Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	2,600	2,940
Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	3,875	4,201
Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	11,325	10,542
Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	4,715	6,841
Anheuser-Busch InBev Worldwide Inc.	6.375%	1/15/40	2,825	3,508
Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	9,950	8,587
Archer-Daniels-Midland Co.	8.375%	4/15/17	100	124
Archer-Daniels-Midland Co.	5.450%	3/15/18	3,625	4,170
Archer-Daniels-Midland Co.	4.479%	3/1/21	2,145	2,295
Archer-Daniels-Midland Co.	5.935%	10/1/32	400	454
Archer-Daniels-Midland Co.	5.375%	9/15/35	3,025	3,213
Archer-Daniels-Midland Co.	5.765%	3/1/41	4,970	5,488
Archer-Daniels-Midland Co.	4.016%	4/16/43	2,125	1,874
3 Ascension Health Inc.	4.847%	11/15/53	4,875	4,914
AstraZeneca plc	5.900%	9/15/17	11,965	13,911
AstraZeneca plc	1.950%	9/18/19	2,500	2,443
AstraZeneca plc	6.450%	9/15/37	11,780	14,387
AstraZeneca plc	4.000%	9/18/42	1,000	907
Avon Products Inc.	5.750%	3/1/18	2,460	2,653
Avon Products Inc.	6.500%	3/1/19	1,160	1,294
Avon Products Inc.	5.000%	3/15/23	200	197
Avon Products Inc.	6.950%	3/15/43	3,300	3,341
Baptist Health South Florida
Obligated Group Revenue	4.590%	8/15/21	850	916
Baxter International Inc.	5.900%	9/1/16	875	1,007
Baxter International Inc.	1.850%	1/15/17	8,350	8,417
Baxter International Inc.	4.250%	3/15/20	900	979
Baxter International Inc.	2.400%	8/15/22	8,535	7,899
Baxter International Inc.	3.650%	8/15/42	1,400	1,184
Beam Inc.	1.875%	5/15/17	1,825	1,817
Beam Inc.	1.750%	6/15/18	1,025	1,002
Beam Inc.	3.250%	5/15/22	1,400	1,352
Beam Inc.	3.250%	6/15/23	850	816
Becton Dickinson & Co.	1.750%	11/8/16	90	91
Becton Dickinson & Co.	5.000%	5/15/19	450	509
Becton Dickinson & Co.	3.250%	11/12/20	8,340	8,440
Becton Dickinson & Co.	3.125%	11/8/21	2,985	2,952
Becton Dickinson & Co.	5.000%	11/12/40	1,050	1,111
Biogen Idec Inc.	6.875%	3/1/18	600	715
Boston Scientific Corp.	4.500%	1/15/15	3,220	3,384
Boston Scientific Corp.	6.250%	11/15/15	6,000	6,634
Boston Scientific Corp.	5.125%	1/12/17	3,750	4,066
Boston Scientific Corp.	6.000%	1/15/20	3,870	4,379
Boston Scientific Corp.	7.000%	11/15/35	2,850	3,429
Boston Scientific Corp.	7.375%	1/15/40	1,125	1,421
Bottling Group LLC	5.500%	4/1/16	4,050	4,523
Bottling Group LLC	5.125%	1/15/19	1,975	2,241
Bristol-Myers Squibb Co.	5.450%	5/1/18	7,215	8,403
Bristol-Myers Squibb Co.	2.000%	8/1/22	3,275	2,956
Bristol-Myers Squibb Co.	7.150%	6/15/23	100	129
Bristol-Myers Squibb Co.	6.800%	11/15/26	100	128
Bristol-Myers Squibb Co.	5.875%	11/15/36	2,613	3,074
Bristol-Myers Squibb Co.	6.125%	5/1/38	910	1,111

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bristol-Myers Squibb Co.	3.250%	8/1/42	1,575	1,273
Brown-Forman Corp.	1.000%	1/15/18	800	769
Brown-Forman Corp.	2.250%	1/15/23	1,375	1,267
Brown-Forman Corp.	3.750%	1/15/43	1,800	1,583
Bunge Ltd. Finance Corp.	5.100%	7/15/15	575	618
Bunge Ltd. Finance Corp.	8.500%	6/15/19	6,825	8,414
Campbell Soup Co.	3.050%	7/15/17	525	546
Campbell Soup Co.	4.250%	4/15/21	2,175	2,280
Campbell Soup Co.	3.800%	8/2/42	1,300	1,083
Cardinal Health Inc.	4.000%	6/15/15	100	106
Cardinal Health Inc.	1.700%	3/15/18	3,850	3,745
Cardinal Health Inc.	4.625%	12/15/20	4,935	5,278
Cardinal Health Inc.	3.200%	6/15/22	5,000	4,801
Cardinal Health Inc.	3.200%	3/15/23	3,450	3,228
Cardinal Health Inc.	4.600%	3/15/43	475	431
CareFusion Corp.	5.125%	8/1/14	1,985	2,071
CareFusion Corp.	6.375%	8/1/19	5,085	5,823
Catholic Health Initiatives Colorado GO	1.600%	11/1/17	2,150	2,108
3 Catholic Health Initiatives Colorado GO	4.350%	11/1/42	7,400	6,832
Celgene Corp.	2.450%	10/15/15	750	773
Celgene Corp.	3.950%	10/15/20	5,075	5,255
Celgene Corp.	3.250%	8/15/22	2,250	2,138
Celgene Corp.	5.700%	10/15/40	1,350	1,452
Church & Dwight Co. Inc.	3.350%	12/15/15	1,000	1,043
Clorox Co.	5.000%	1/15/15	525	557
Clorox Co.	3.550%	11/1/15	1,850	1,955
Clorox Co.	5.950%	10/15/17	2,832	3,250
Coca-Cola Co.	0.750%	3/13/15	575	577
Coca-Cola Co.	1.500%	11/15/15	3,775	3,845
Coca-Cola Co.	1.800%	9/1/16	2,900	2,962
Coca-Cola Co.	5.350%	11/15/17	7,825	8,995
Coca-Cola Co.	1.650%	3/14/18	725	720
Coca-Cola Co.	1.150%	4/1/18	150	145
Coca-Cola Co.	4.875%	3/15/19	5,910	6,686
Coca-Cola Co.	3.150%	11/15/20	1,100	1,126
Coca-Cola Co.	3.300%	9/1/21	13,175	13,482
Coca-Cola Enterprises Inc.	2.125%	9/15/15	1,595	1,627
Coca-Cola Femsa SAB de CV	4.625%	2/15/20	775	823
Coca-Cola HBC Finance BV	5.500%	9/17/15	3,500	3,787
Coca-Cola Refreshments USA Inc.	8.500%	2/1/22	1,800	2,439
Colgate-Palmolive Co.	1.300%	1/15/17	4,375	4,361
Colgate-Palmolive Co.	2.450%	11/15/21	1,510	1,462
Colgate-Palmolive Co.	2.300%	5/3/22	7,025	6,627
Colgate-Palmolive Co.	1.950%	2/1/23	5,250	4,738
ConAgra Foods Inc.	1.300%	1/25/16	2,500	2,501
ConAgra Foods Inc.	5.819%	6/15/17	225	255
ConAgra Foods Inc.	1.900%	1/25/18	9,710	9,578
ConAgra Foods Inc.	2.100%	3/15/18	5,990	5,919
ConAgra Foods Inc.	3.250%	9/15/22	5,000	4,786
ConAgra Foods Inc.	3.200%	1/25/23	6,025	5,767
ConAgra Foods Inc.	7.125%	10/1/26	1,515	1,830
ConAgra Foods Inc.	8.250%	9/15/30	675	871
ConAgra Foods Inc.	4.650%	1/25/43	5,250	4,860
Covidien International Finance SA	1.350%	5/29/15	2,500	2,521
Covidien International Finance SA	6.000%	10/15/17	4,332	5,017
Covidien International Finance SA	3.200%	6/15/22	5,000	4,933

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Covidien International Finance SA	2.950%	6/15/23	3,500	3,301
Covidien International Finance SA	6.550%	10/15/37	3,199	4,077
CR Bard Inc.	1.375%	1/15/18	4,050	3,941
CR Bard Inc.	4.400%	1/15/21	2,220	2,366
Delhaize Group SA	6.500%	6/15/17	235	264
Delhaize Group SA	5.700%	10/1/40	7,141	6,826
Diageo Capital plc	5.500%	9/30/16	425	481
Diageo Capital plc	1.500%	5/11/17	9,825	9,714
Diageo Capital plc	5.750%	10/23/17	3,885	4,473
Diageo Capital plc	4.828%	7/15/20	3,100	3,500
Diageo Capital plc	2.625%	4/29/23	11,000	10,218
Diageo Capital plc	5.875%	9/30/36	200	230
Diageo Capital plc	3.875%	4/29/43	1,200	1,059
Diageo Finance BV	5.300%	10/28/15	1,800	1,981
Diageo Investment Corp.	2.875%	5/11/22	7,575	7,287
Diageo Investment Corp.	7.450%	4/15/35	200	272
Diageo Investment Corp.	4.250%	5/11/42	3,650	3,486
Dignity Health	3.125%	11/1/22	900	828
Dignity Health California GO	4.500%	11/1/42	4,400	3,866
Dr Pepper Snapple Group Inc.	2.900%	1/15/16	3,045	3,167
Dr Pepper Snapple Group Inc.	6.820%	5/1/18	1,795	2,175
Dr Pepper Snapple Group Inc.	2.600%	1/15/19	2,785	2,801
Dr Pepper Snapple Group Inc.	2.000%	1/15/20	2,475	2,345
Dr Pepper Snapple Group Inc.	2.700%	11/15/22	1,300	1,212
Dr Pepper Snapple Group Inc.	7.450%	5/1/38	425	566
Eli Lilly & Co.	5.200%	3/15/17	3,925	4,442
Eli Lilly & Co.	5.500%	3/15/27	2,950	3,391
Eli Lilly & Co.	5.550%	3/15/37	1,100	1,239
Eli Lilly & Co.	5.950%	11/15/37	235	277
Energizer Holdings Inc.	4.700%	5/19/21	1,325	1,348
Energizer Holdings Inc.	4.700%	5/24/22	1,750	1,787
Estee Lauder Cos. Inc.	2.350%	8/15/22	1,700	1,576
Estee Lauder Cos. Inc.	6.000%	5/15/37	200	224
Estee Lauder Cos. Inc.	3.700%	8/15/42	600	521
Express Scripts Holding Co.	2.100%	2/12/15	6,700	6,809
Express Scripts Holding Co.	3.125%	5/15/16	5,000	5,207
Express Scripts Holding Co.	3.500%	11/15/16	3,575	3,792
Express Scripts Holding Co.	2.650%	2/15/17	5,675	5,774
Express Scripts Holding Co.	4.750%	11/15/21	5,738	6,131
Express Scripts Holding Co.	3.900%	2/15/22	7,150	7,199
Express Scripts Holding Co.	6.125%	11/15/41	2,650	3,068
Flowers Foods Inc.	4.375%	4/1/22	1,500	1,462
Fomento Economico Mexicano SAB de CV	2.875%	5/10/23	600	547
Fomento Economico Mexicano SAB de CV	4.375%	5/10/43	2,600	2,283
Genentech Inc.	4.750%	7/15/15	800	863
Genentech Inc.	5.250%	7/15/35	5,020	5,520
General Mills Inc.	5.200%	3/17/15	2,000	2,145
General Mills Inc.	5.700%	2/15/17	2,525	2,865
General Mills Inc.	5.650%	2/15/19	6,725	7,826
General Mills Inc.	3.150%	12/15/21	10,875	10,822
General Mills Inc.	5.400%	6/15/40	4,505	5,043
Genzyme Corp.	3.625%	6/15/15	2,875	3,031
Gilead Sciences Inc.	3.050%	12/1/16	375	397
Gilead Sciences Inc.	4.500%	4/1/21	2,025	2,192
Gilead Sciences Inc.	4.400%	12/1/21	9,402	10,081
Gilead Sciences Inc.	5.650%	12/1/41	1,325	1,476

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	11,580	13,434
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	6,216	5,892
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	775	859
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	14,760	18,161
GlaxoSmithKline Capital plc	0.750%	5/8/15	4,475	4,482
GlaxoSmithKline Capital plc	1.500%	5/8/17	13,500	13,412
GlaxoSmithKline Capital plc	2.850%	5/8/22	7,725	7,399
Hasbro Inc.	6.300%	9/15/17	1,375	1,573
Hasbro Inc.	6.350%	3/15/40	1,200	1,327
Hershey Co.	5.450%	9/1/16	425	480
Hershey Co.	1.500%	11/1/16	2,125	2,147
Hershey Co.	4.125%	12/1/20	1,710	1,866
Hormel Foods Corp.	4.125%	4/15/21	625	664
Ingredion Inc.	3.200%	11/1/15	1,700	1,766
Ingredion Inc.	4.625%	11/1/20	890	944
Ingredion Inc.	6.625%	4/15/37	575	655
International Flavors & Fragrances Inc.	3.200%	5/1/23	525	500
JM Smucker Co.	3.500%	10/15/21	995	991
Johnson & Johnson	5.550%	8/15/17	1,700	1,970
Johnson & Johnson	5.150%	7/15/18	4,550	5,258
Johnson & Johnson	2.950%	9/1/20	10,000	10,210
Johnson & Johnson	3.550%	5/15/21	7,025	7,438
Johnson & Johnson	6.730%	11/15/23	1,203	1,558
Johnson & Johnson	6.950%	9/1/29	1,300	1,738
Johnson & Johnson	4.950%	5/15/33	1,600	1,797
Johnson & Johnson	5.950%	8/15/37	1,055	1,322
Johnson & Johnson	4.500%	9/1/40	1,370	1,407
Kaiser Foundation Hospitals	3.500%	4/1/22	900	893
Kaiser Foundation Hospitals	4.875%	4/1/42	1,800	1,798
Kellogg Co.	4.450%	5/30/16	3,200	3,490
Kellogg Co.	1.875%	11/17/16	4,400	4,470
Kellogg Co.	4.000%	12/15/20	9,005	9,476
Kellogg Co.	3.125%	5/17/22	9,410	9,167
Kellogg Co.	7.450%	4/1/31	1,150	1,485
Kimberly-Clark Corp.	4.875%	8/15/15	1,875	2,038
Kimberly-Clark Corp.	6.125%	8/1/17	5,804	6,780
Kimberly-Clark Corp.	7.500%	11/1/18	800	1,017
Kimberly-Clark Corp.	3.625%	8/1/20	3,150	3,313
Kimberly-Clark Corp.	3.875%	3/1/21	2,940	3,128
Kimberly-Clark Corp.	2.400%	3/1/22	1,425	1,354
Kimberly-Clark Corp.	2.400%	6/1/23	1,600	1,489
Kimberly-Clark Corp.	6.625%	8/1/37	200	259
Kimberly-Clark Corp.	5.300%	3/1/41	1,600	1,815
Kimberly-Clark Corp.	3.700%	6/1/43	1,275	1,149
Koninklijke Philips NV	5.750%	3/11/18	2,725	3,159
Koninklijke Philips NV	3.750%	3/15/22	8,500	8,515
Koninklijke Philips NV	6.875%	3/11/38	4,595	5,747
Koninklijke Philips NV	5.000%	3/15/42	9,575	9,794
Kraft Foods Group Inc.	1.625%	6/4/15	1,400	1,416
Kraft Foods Group Inc.	2.250%	6/5/17	2,150	2,174
Kraft Foods Group Inc.	6.125%	8/23/18	15,240	17,867
Kraft Foods Group Inc.	5.375%	2/10/20	2,539	2,871
Kraft Foods Group Inc.	3.500%	6/6/22	10,825	10,763
Kraft Foods Group Inc.	6.500%	2/9/40	2,700	3,215
Kraft Foods Group Inc.	5.000%	6/4/42	5,375	5,399
Kroger Co.	4.950%	1/15/15	1,950	2,067

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kroger Co.	3.900%	10/1/15	2,350	2,493
Kroger Co.	2.200%	1/15/17	6,775	6,792
Kroger Co.	6.400%	8/15/17	435	502
Kroger Co.	6.800%	12/15/18	2,400	2,872
Kroger Co.	7.700%	6/1/29	2,800	3,551
Kroger Co.	8.000%	9/15/29	8,675	11,001
Kroger Co.	7.500%	4/1/31	625	759
Laboratory Corp. of America Holdings	5.625%	12/15/15	1,025	1,126
Laboratory Corp. of America Holdings	2.200%	8/23/17	9,175	9,090
Laboratory Corp. of America Holdings	4.625%	11/15/20	235	247
Laboratory Corp. of America Holdings	3.750%	8/23/22	725	695
Life Technologies Corp.	4.400%	3/1/15	1,700	1,781
Life Technologies Corp.	3.500%	1/15/16	2,800	2,912
Life Technologies Corp.	6.000%	3/1/20	2,340	2,639
Life Technologies Corp.	5.000%	1/15/21	1,350	1,448
Lorillard Tobacco Co.	3.500%	8/4/16	760	795
Lorillard Tobacco Co.	2.300%	8/21/17	5,100	5,037
Lorillard Tobacco Co.	8.125%	6/23/19	2,825	3,458
Lorillard Tobacco Co.	3.750%	5/20/23	2,475	2,297
Lorillard Tobacco Co.	8.125%	5/1/40	1,000	1,186
Lorillard Tobacco Co.	7.000%	8/4/41	1,550	1,641
Mattel Inc.	2.500%	11/1/16	1,125	1,170
Mattel Inc.	1.700%	3/15/18	550	537
Mattel Inc.	3.150%	3/15/23	750	714
Mattel Inc.	5.450%	11/1/41	845	872
3 Mayo Clinic	3.774%	11/15/43	1,125	1,011
3 Mayo Clinic	4.000%	11/15/47	1,125	1,012
McCormick & Co. Inc.	3.900%	7/15/21	875	922
McKesson Corp.	3.250%	3/1/16	1,628	1,720
McKesson Corp.	5.700%	3/1/17	5,000	5,689
McKesson Corp.	4.750%	3/1/21	1,740	1,899
McKesson Corp.	2.700%	12/15/22	5,600	5,223
McKesson Corp.	6.000%	3/1/41	5,000	5,878
Mead Johnson Nutrition Co.	3.500%	11/1/14	2,525	2,597
Mead Johnson Nutrition Co.	4.900%	11/1/19	2,309	2,540
Mead Johnson Nutrition Co.	5.900%	11/1/39	1,135	1,269
Medco Health Solutions Inc.	2.750%	9/15/15	1,525	1,568
Medco Health Solutions Inc.	7.125%	3/15/18	9,080	10,933
Medco Health Solutions Inc.	4.125%	9/15/20	590	607
Medtronic Inc.	4.500%	3/15/14	1,000	1,028
Medtronic Inc.	3.000%	3/15/15	4,495	4,656
Medtronic Inc.	4.750%	9/15/15	1,775	1,924
Medtronic Inc.	1.375%	4/1/18	6,845	6,629
Medtronic Inc.	5.600%	3/15/19	1,000	1,158
Medtronic Inc.	4.450%	3/15/20	1,650	1,795
Medtronic Inc.	4.125%	3/15/21	590	627
Medtronic Inc.	3.125%	3/15/22	6,000	5,847
Medtronic Inc.	6.500%	3/15/39	500	628
Medtronic Inc.	5.550%	3/15/40	1,725	1,935
Medtronic Inc.	4.500%	3/15/42	4,875	4,774
Memorial Sloan-Kettering Cancer Center
New York GO	5.000%	7/1/42	700	747
Memorial Sloan-Kettering Cancer Center
New York GO	4.125%	7/1/52	4,225	3,834
Merck & Co. Inc.	2.250%	1/15/16	3,850	3,976
Merck & Co. Inc.	6.000%	9/15/17	2,300	2,688

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Merck & Co. Inc.	1.100%	1/31/18	3,775	3,645
Merck & Co. Inc.	3.875%	1/15/21	11,720	12,492
Merck & Co. Inc.	2.400%	9/15/22	8,750	8,139
Merck & Co. Inc.	2.800%	5/18/23	15,000	14,183
Merck & Co. Inc.	6.500%	12/1/33	4,400	5,706
Merck & Co. Inc.	6.550%	9/15/37	5,015	6,389
Merck & Co. Inc.	3.600%	9/15/42	1,800	1,556
Merck & Co. Inc.	4.150%	5/18/43	6,375	6,110
Merck Sharp & Dohme Corp.	4.750%	3/1/15	1,200	1,282
Merck Sharp & Dohme Corp.	4.000%	6/30/15	2,590	2,756
Merck Sharp & Dohme Corp.	5.000%	6/30/19	7,445	8,512
Merck Sharp & Dohme Corp.	6.400%	3/1/28	1,525	1,900
Merck Sharp & Dohme Corp.	5.950%	12/1/28	775	919
Merck Sharp & Dohme Corp.	5.750%	11/15/36	325	379
Merck Sharp & Dohme Corp.	5.850%	6/30/39	1,025	1,214
Molson Coors Brewing Co.	2.000%	5/1/17	725	725
Molson Coors Brewing Co.	3.500%	5/1/22	800	791
Molson Coors Brewing Co.	5.000%	5/1/42	5,975	5,770
Mondelez International Inc.	4.125%	2/9/16	6,365	6,808
Mondelez International Inc.	6.500%	8/11/17	5,675	6,619
Mondelez International Inc.	6.125%	2/1/18	7,140	8,264
Mondelez International Inc.	5.375%	2/10/20	18,011	20,160
Mondelez International Inc.	6.500%	11/1/31	4,111	4,721
Mondelez International Inc.	7.000%	8/11/37	3,675	4,502
Mondelez International Inc.	6.875%	2/1/38	7,250	8,796
Mondelez International Inc.	6.500%	2/9/40	4,795	5,742
6 MYLAN INC.	1.800%	6/24/16	1,500	1,493
6 MYLAN INC.	2.600%	6/24/18	800	788
Newell Rubbermaid Inc.	2.050%	12/1/17	3,200	3,138
Newell Rubbermaid Inc.	4.000%	6/15/22	4,520	4,542
Novant Health Inc.	5.850%	11/1/19	2,125	2,431
Novant Health Inc.	4.371%	11/1/43	1,000	901
Novartis Capital Corp.	2.900%	4/24/15	14,370	14,967
Novartis Capital Corp.	2.400%	9/21/22	5,175	4,833
Novartis Capital Corp.	3.700%	9/21/42	3,075	2,732
Novartis Securities Investment Ltd.	5.125%	2/10/19	10,590	12,150
Partners Healthcare System Massachusetts GO	3.443%	7/1/21	1,700	1,706
PepsiAmericas Inc.	4.875%	1/15/15	5,100	5,421
PepsiAmericas Inc.	5.000%	5/15/17	1,400	1,563
PepsiCo Inc.	0.750%	3/5/15	3,125	3,126
PepsiCo Inc.	0.700%	8/13/15	1,910	1,910
PepsiCo Inc.	2.500%	5/10/16	11,390	11,840
PepsiCo Inc.	1.250%	8/13/17	9,200	9,016
PepsiCo Inc.	5.000%	6/1/18	425	482
PepsiCo Inc.	7.900%	11/1/18	1,575	2,017
PepsiCo Inc.	4.500%	1/15/20	2,800	3,088
PepsiCo Inc.	3.125%	11/1/20	4,200	4,294
PepsiCo Inc.	3.000%	8/25/21	11,530	11,377
PepsiCo Inc.	2.750%	3/5/22	16,050	15,347
PepsiCo Inc.	5.500%	1/15/40	1,425	1,592
PepsiCo Inc.	4.875%	11/1/40	4,285	4,346
PepsiCo Inc.	4.000%	3/5/42	6,600	6,001
PerkinElmer Inc.	5.000%	11/15/21	1,410	1,470
Perrigo Co.	2.950%	5/15/23	5,150	4,770
Pfizer Inc.	5.350%	3/15/15	11,340	12,212
Pfizer Inc.	1.500%	6/15/18	675	665

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pfizer Inc.	6.200%	3/15/19	12,270	14,801
Pfizer Inc.	3.000%	6/15/23	5,300	5,146
Pfizer Inc.	7.200%	3/15/39	9,940	13,294
Pfizer Inc.	4.300%	6/15/43	6,000	5,909
Pharmacia Corp.	6.500%	12/1/18	6,000	7,266
Pharmacia Corp.	6.600%	12/1/28	625	789
Philip Morris International Inc.	2.500%	5/16/16	5,000	5,181
Philip Morris International Inc.	1.625%	3/20/17	3,250	3,229
Philip Morris International Inc.	1.125%	8/21/17	5,575	5,420
Philip Morris International Inc.	5.650%	5/16/18	11,040	12,753
Philip Morris International Inc.	4.500%	3/26/20	575	637
Philip Morris International Inc.	4.125%	5/17/21	2,758	2,908
Philip Morris International Inc.	2.900%	11/15/21	1,500	1,453
Philip Morris International Inc.	2.500%	8/22/22	3,000	2,761
Philip Morris International Inc.	2.625%	3/6/23	5,125	4,745
Philip Morris International Inc.	6.375%	5/16/38	5,600	6,670
Philip Morris International Inc.	4.375%	11/15/41	3,155	2,884
Philip Morris International Inc.	4.500%	3/20/42	3,550	3,311
Philip Morris International Inc.	3.875%	8/21/42	125	107
Philip Morris International Inc.	4.125%	3/4/43	2,850	2,522
3 Procter & Gamble - Esop	9.360%	1/1/21	2,544	3,304
Procter & Gamble Co.	0.700%	8/15/14	590	592
Procter & Gamble Co.	4.950%	8/15/14	850	893
Procter & Gamble Co.	3.500%	2/15/15	4,500	4,716
Procter & Gamble Co.	1.800%	11/15/15	6,925	7,095
Procter & Gamble Co.	1.450%	8/15/16	9,645	9,745
Procter & Gamble Co.	4.700%	2/15/19	2,215	2,493
Procter & Gamble Co.	2.300%	2/6/22	5,164	4,920
Procter & Gamble Co.	6.450%	1/15/26	2,750	3,520
Procter & Gamble Co.	5.500%	2/1/34	5,000	5,821
Procter & Gamble Co.	5.800%	8/15/34	250	302
Procter & Gamble Co.	5.550%	3/5/37	4,345	5,168
Quest Diagnostics Inc.	5.450%	11/1/15	4,000	4,379
Quest Diagnostics Inc.	6.400%	7/1/17	175	199
Quest Diagnostics Inc.	4.700%	4/1/21	235	245
Quest Diagnostics Inc.	6.950%	7/1/37	1,225	1,429
Reynolds American Inc.	1.050%	10/30/15	2,000	1,998
Reynolds American Inc.	7.625%	6/1/16	850	990
Reynolds American Inc.	6.750%	6/15/17	2,400	2,779
Reynolds American Inc.	7.750%	6/1/18	1,000	1,223
Reynolds American Inc.	3.250%	11/1/22	3,550	3,309
Reynolds American Inc.	7.250%	6/15/37	675	793
Reynolds American Inc.	4.750%	11/1/42	7,025	6,252
Safeway Inc.	3.400%	12/1/16	7,831	8,151
Safeway Inc.	6.350%	8/15/17	1,325	1,514
Safeway Inc.	5.000%	8/15/19	3,500	3,732
Safeway Inc.	4.750%	12/1/21	575	582
Safeway Inc.	7.250%	2/1/31	4,270	4,588
Sanofi	1.200%	9/30/14	1,000	1,009
Sanofi	2.625%	3/29/16	10,800	11,267
Sanofi	1.250%	4/10/18	5,000	4,838
Sanofi	4.000%	3/29/21	8,865	9,444
St. Jude Medical Inc.	2.500%	1/15/16	1,475	1,517
St. Jude Medical Inc.	3.250%	4/15/23	6,100	5,768
St. Jude Medical Inc.	4.750%	4/15/43	4,325	4,012
Stryker Corp.	3.000%	1/15/15	800	828

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Stryker Corp.	2.000%	9/30/16	2,285	2,341
Stryker Corp.	4.375%	1/15/20	700	768
Sysco Corp.	5.250%	2/12/18	7,995	9,161
Sysco Corp.	5.375%	9/21/35	1,898	2,121
Teva Pharmaceutical Finance Co. BV	2.400%	11/10/16	2,060	2,120
Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	615	614
Teva Pharmaceutical Finance Co. BV	2.950%	12/18/22	10,025	9,364
Teva Pharmaceutical Finance II BV / Teva
Pharmaceutical Finance III LLC	3.000%	6/15/15	1,950	2,028
Teva Pharmaceutical Finance IV BV	3.650%	11/10/21	3,310	3,306
Teva Pharmaceutical Finance IV LLC	2.250%	3/18/20	10,575	10,079
Thermo Fisher Scientific Inc.	2.050%	2/21/14	2,500	2,519
Thermo Fisher Scientific Inc.	3.250%	11/20/14	5,000	5,140
Thermo Fisher Scientific Inc.	3.200%	5/1/15	1,725	1,786
Thermo Fisher Scientific Inc.	2.250%	8/15/16	1,845	1,879
Thermo Fisher Scientific Inc.	4.700%	5/1/20	525	558
Thermo Fisher Scientific Inc.	4.500%	3/1/21	8,450	8,808
Thermo Fisher Scientific Inc.	3.600%	8/15/21	5,000	4,901
Thermo Fisher Scientific Inc.	3.150%	1/15/23	450	417
Tupperware Brands Corp.	4.750%	6/1/21	2,000	2,028
Tyson Foods Inc.	4.500%	6/15/22	5,600	5,698
Unilever Capital Corp.	0.850%	8/2/17	9,885	9,572
Unilever Capital Corp.	4.800%	2/15/19	700	793
Unilever Capital Corp.	4.250%	2/10/21	10,010	10,865
Unilever Capital Corp.	5.900%	11/15/32	3,025	3,771
UST LLC	5.750%	3/1/18	1,975	2,245
Whirlpool Corp.	8.600%	5/1/14	900	956
Wyeth LLC	5.500%	2/15/16	5,240	5,847
Wyeth LLC	5.450%	4/1/17	2,950	3,362
Wyeth LLC	6.450%	2/1/24	2,625	3,261
Wyeth LLC	6.500%	2/1/34	4,725	5,903
Wyeth LLC	6.000%	2/15/36	2,075	2,503
Wyeth LLC	5.950%	4/1/37	8,190	9,670
Zimmer Holdings Inc.	1.400%	11/30/14	800	807
Zimmer Holdings Inc.	4.625%	11/30/19	2,495	2,726
Zimmer Holdings Inc.	3.375%	11/30/21	800	787
Zimmer Holdings Inc.	5.750%	11/30/39	1,075	1,196
6 Zoetis Inc.	1.150%	2/1/16	975	976
6 Zoetis Inc.	1.875%	2/1/18	6,350	6,259
6 Zoetis Inc.	3.250%	2/1/23	8,610	8,215
6 Zoetis Inc.	4.700%	2/1/43	775	729

Energy (1.6%)
Alberta Energy Co. Ltd.	7.375%	11/1/31	1,425	1,710
Anadarko Finance Co.	7.500%	5/1/31	4,900	6,113
Anadarko Petroleum Corp.	5.950%	9/15/16	11,530	12,954
Anadarko Petroleum Corp.	6.375%	9/15/17	5,000	5,758
Anadarko Petroleum Corp.	6.950%	6/15/19	500	601
Anadarko Petroleum Corp.	6.450%	9/15/36	16,005	18,489
Apache Corp.	5.625%	1/15/17	250	282
Apache Corp.	1.750%	4/15/17	2,100	2,099
Apache Corp.	6.900%	9/15/18	6,470	7,879
Apache Corp.	3.625%	2/1/21	1,885	1,938
Apache Corp.	3.250%	4/15/22	3,800	3,755
Apache Corp.	2.625%	1/15/23	6,450	5,973
Apache Corp.	6.000%	1/15/37	9,775	11,029

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Apache Corp.	5.100%	9/1/40	6,575	6,612
Apache Corp.	5.250%	2/1/42	740	753
Apache Corp.	4.750%	4/15/43	2,325	2,211
Apache Corp.	4.250%	1/15/44	1,100	984
Baker Hughes Inc.	3.200%	8/15/21	9,470	9,581
Baker Hughes Inc.	6.875%	1/15/29	300	383
Baker Hughes Inc.	5.125%	9/15/40	6,140	6,737
BJ Services Co.	6.000%	6/1/18	150	176
BP Capital Markets plc	1.700%	12/5/14	3,200	3,246
BP Capital Markets plc	3.875%	3/10/15	4,525	4,754
BP Capital Markets plc	3.125%	10/1/15	6,500	6,806
BP Capital Markets plc	0.700%	11/6/15	2,500	2,487
BP Capital Markets plc	3.200%	3/11/16	9,495	9,978
BP Capital Markets plc	2.248%	11/1/16	5,450	5,587
BP Capital Markets plc	1.846%	5/5/17	4,200	4,209
BP Capital Markets plc	1.375%	11/6/17	1,000	973
BP Capital Markets plc	4.750%	3/10/19	4,300	4,796
BP Capital Markets plc	4.500%	10/1/20	12,150	13,192
BP Capital Markets plc	4.742%	3/11/21	5,315	5,777
BP Capital Markets plc	3.561%	11/1/21	10,520	10,539
BP Capital Markets plc	3.245%	5/6/22	6,800	6,580
BP Capital Markets plc	2.500%	11/6/22	6,750	6,147
BP Capital Markets plc	2.750%	5/10/23	4,975	4,585
Burlington Resources Finance Co.	7.200%	8/15/31	975	1,261
Burlington Resources Finance Co.	7.400%	12/1/31	1,775	2,364
Cameron International Corp.	6.375%	7/15/18	4,400	5,162
Cameron International Corp.	7.000%	7/15/38	100	121
Canadian Natural Resources Ltd.	1.450%	11/14/14	2,000	2,016
Canadian Natural Resources Ltd.	4.900%	12/1/14	4,225	4,468
Canadian Natural Resources Ltd.	6.000%	8/15/16	1,150	1,306
Canadian Natural Resources Ltd.	5.700%	5/15/17	1,535	1,741
Canadian Natural Resources Ltd.	3.450%	11/15/21	6,500	6,474
Canadian Natural Resources Ltd.	7.200%	1/15/32	1,875	2,257
Canadian Natural Resources Ltd.	6.450%	6/30/33	2,025	2,315
Canadian Natural Resources Ltd.	5.850%	2/1/35	350	371
Canadian Natural Resources Ltd.	6.500%	2/15/37	1,700	1,921
Canadian Natural Resources Ltd.	6.250%	3/15/38	2,100	2,345
Cenovus Energy Inc.	4.500%	9/15/14	590	615
Cenovus Energy Inc.	5.700%	10/15/19	7,050	8,026
Cenovus Energy Inc.	3.000%	8/15/22	2,975	2,838
Cenovus Energy Inc.	6.750%	11/15/39	3,525	4,212
Cenovus Energy Inc.	4.450%	9/15/42	3,175	2,876
Chevron Corp.	0.889%	6/24/16	6,000	6,009
Chevron Corp.	1.104%	12/5/17	5,775	5,642
Chevron Corp.	1.718%	6/24/18	9,925	9,851
Chevron Corp.	4.950%	3/3/19	2,750	3,148
Chevron Corp.	2.355%	12/5/22	1,400	1,315
Chevron Corp.	3.191%	6/24/23	8,000	7,977
Conoco Funding Co.	7.250%	10/15/31	2,225	2,928
ConocoPhillips	4.600%	1/15/15	11,640	12,341
ConocoPhillips	5.750%	2/1/19	8,690	10,164
ConocoPhillips	6.000%	1/15/20	5,220	6,223
ConocoPhillips	5.900%	10/15/32	725	841
ConocoPhillips	5.900%	5/15/38	1,370	1,614
ConocoPhillips	6.500%	2/1/39	12,138	15,262
ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	4,525	5,160

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	3,025	3,528
ConocoPhillips Co.	1.050%	12/15/17	4,000	3,870
ConocoPhillips Co.	2.400%	12/15/22	2,100	1,934
ConocoPhillips Holding Co.	6.950%	4/15/29	2,850	3,640
Devon Energy Corp.	2.400%	7/15/16	800	821
Devon Energy Corp.	4.000%	7/15/21	2,000	2,057
Devon Energy Corp.	3.250%	5/15/22	1,325	1,282
Devon Energy Corp.	7.950%	4/15/32	850	1,112
Devon Energy Corp.	5.600%	7/15/41	3,645	3,765
Devon Energy Corp.	4.750%	5/15/42	6,650	6,214
Devon Financing Co. LLC	7.875%	9/30/31	9,125	11,760
Diamond Offshore Drilling Inc.	4.875%	7/1/15	2,275	2,454
Diamond Offshore Drilling Inc.	5.700%	10/15/39	4,140	4,879
Encana Corp.	5.900%	12/1/17	2,275	2,587
Encana Corp.	3.900%	11/15/21	1,885	1,918
Encana Corp.	7.200%	11/1/31	1,800	2,136
Encana Corp.	6.500%	8/15/34	2,925	3,187
Encana Corp.	6.625%	8/15/37	4,700	5,292
EnCana Holdings Finance Corp.	5.800%	5/1/14	4,350	4,526
Eni USA Inc.	7.300%	11/15/27	175	220
Ensco plc	3.250%	3/15/16	6,335	6,624
Ensco plc	4.700%	3/15/21	4,250	4,507
EOG Resources Inc.	2.500%	2/1/16	705	730
EOG Resources Inc.	5.875%	9/15/17	2,200	2,554
EOG Resources Inc.	5.625%	6/1/19	3,350	3,917
EOG Resources Inc.	4.400%	6/1/20	1,880	2,063
EOG Resources Inc.	4.100%	2/1/21	4,900	5,206
EOG Resources Inc.	2.625%	3/15/23	5,750	5,364
EQT Corp.	6.500%	4/1/18	3,175	3,591
EQT Corp.	8.125%	6/1/19	2,975	3,593
EQT Corp.	4.875%	11/15/21	2,500	2,551
FMC Technologies Inc.	2.000%	10/1/17	1,500	1,483
FMC Technologies Inc.	3.450%	10/1/22	1,400	1,349
Global Marine Inc.	7.000%	6/1/28	5,850	6,192
Halliburton Co.	6.150%	9/15/19	800	965
Halliburton Co.	3.250%	11/15/21	4,235	4,314
Halliburton Co.	6.700%	9/15/38	5,470	6,903
Halliburton Co.	7.450%	9/15/39	1,534	2,116
Halliburton Co.	4.500%	11/15/41	1,245	1,237
Hess Corp.	8.125%	2/15/19	9,829	12,342
Hess Corp.	7.875%	10/1/29	1,450	1,827
Hess Corp.	7.300%	8/15/31	950	1,149
Hess Corp.	7.125%	3/15/33	1,525	1,818
Hess Corp.	6.000%	1/15/40	7,900	8,493
Hess Corp.	5.600%	2/15/41	3,205	3,277
Husky Energy Inc.	6.150%	6/15/19	200	234
Husky Energy Inc.	7.250%	12/15/19	2,020	2,503
Husky Energy Inc.	6.800%	9/15/37	5,125	6,213
Kerr-McGee Corp.	6.950%	7/1/24	3,300	3,930
Kerr-McGee Corp.	7.875%	9/15/31	875	1,105
Marathon Oil Corp.	6.000%	10/1/17	17,810	20,432
Marathon Oil Corp.	5.900%	3/15/18	1,228	1,408
Marathon Oil Corp.	2.800%	11/1/22	3,100	2,878
Marathon Oil Corp.	6.800%	3/15/32	2,670	3,141
Marathon Oil Corp.	6.600%	10/1/37	700	833
Marathon Petroleum Corp.	3.500%	3/1/16	1,000	1,054

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Marathon Petroleum Corp.	6.500%	3/1/41	1,550	1,769
Murphy Oil Corp.	2.500%	12/1/17	3,100	3,052
Murphy Oil Corp.	3.700%	12/1/22	1,400	1,296
Murphy Oil Corp.	7.050%	5/1/29	2,000	2,199
Murphy Oil Corp.	5.125%	12/1/42	875	761
Nabors Industries Inc.	6.150%	2/15/18	4,545	5,069
Nabors Industries Inc.	9.250%	1/15/19	4,375	5,423
Nabors Industries Inc.	5.000%	9/15/20	5,985	6,098
National Oilwell Varco Inc.	1.350%	12/1/17	1,875	1,828
National Oilwell Varco Inc.	2.600%	12/1/22	8,015	7,517
National Oilwell Varco Inc.	3.950%	12/1/42	1,400	1,258
Noble Energy Inc.	4.150%	12/15/21	9,250	9,519
Noble Energy Inc.	8.000%	4/1/27	4,895	6,350
Noble Energy Inc.	6.000%	3/1/41	250	282
Noble Holding International Ltd.	3.050%	3/1/16	440	452
Noble Holding International Ltd.	2.500%	3/15/17	2,400	2,409
Noble Holding International Ltd.	4.900%	8/1/20	1,891	1,997
Noble Holding International Ltd.	3.950%	3/15/22	3,250	3,160
Noble Holding International Ltd.	6.200%	8/1/40	1,400	1,470
Noble Holding International Ltd.	6.050%	3/1/41	2,500	2,540
Noble Holding International Ltd.	5.250%	3/15/42	2,475	2,222
Occidental Petroleum Corp.	2.500%	2/1/16	3,405	3,528
Occidental Petroleum Corp.	4.125%	6/1/16	2,620	2,843
Occidental Petroleum Corp.	1.750%	2/15/17	5,100	5,095
Occidental Petroleum Corp.	1.500%	2/15/18	1,650	1,611
Occidental Petroleum Corp.	4.100%	2/1/21	5,525	5,828
Occidental Petroleum Corp.	3.125%	2/15/22	7,725	7,513
Occidental Petroleum Corp.	2.700%	2/15/23	2,575	2,377
PC Financial Partnership	5.000%	11/15/14	900	949
Petro-Canada	6.050%	5/15/18	7,250	8,409
Petro-Canada	7.875%	6/15/26	500	666
Petro-Canada	7.000%	11/15/28	475	587
Petro-Canada	5.350%	7/15/33	1,425	1,444
Petro-Canada	5.950%	5/15/35	2,900	3,130
Petro-Canada	6.800%	5/15/38	5,525	6,424
Petrohawk Energy Corp.	7.250%	8/15/18	3,000	3,248
Petrohawk Energy Corp.	6.250%	6/1/19	6,300	6,867
Phillips 66	1.950%	3/5/15	2,745	2,793
Phillips 66	2.950%	5/1/17	7,475	7,720
Phillips 66	4.300%	4/1/22	8,605	8,906
Phillips 66	5.875%	5/1/42	6,950	7,701
Pioneer Natural Resources Co.	6.875%	5/1/18	1,175	1,385
Pioneer Natural Resources Co.	3.950%	7/15/22	2,810	2,771
Pioneer Natural Resources Co.	7.200%	1/15/28	4,378	5,407
Pride International Inc.	6.875%	8/15/20	6,000	7,122
Pride International Inc.	7.875%	8/15/40	3,000	4,008
Rowan Cos. Inc.	7.875%	8/1/19	875	1,051
Shell International Finance BV	3.100%	6/28/15	14,300	14,993
Shell International Finance BV	3.250%	9/22/15	1,400	1,476
Shell International Finance BV	0.625%	12/4/15	4,000	3,998
Shell International Finance BV	5.200%	3/22/17	4,150	4,678
Shell International Finance BV	1.125%	8/21/17	2,000	1,953
Shell International Finance BV	4.300%	9/22/19	3,100	3,418
Shell International Finance BV	2.375%	8/21/22	4,850	4,522
Shell International Finance BV	2.250%	1/6/23	3,250	2,980
Shell International Finance BV	6.375%	12/15/38	12,942	16,525

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Shell International Finance BV	5.500%	3/25/40	1,525	1,774
Shell International Finance BV	3.625%	8/21/42	4,000	3,535
Southwestern Energy Co.	7.500%	2/1/18	4,125	4,888
Southwestern Energy Co.	4.100%	3/15/22	3,975	3,956
Suncor Energy Inc.	6.100%	6/1/18	4,900	5,719
Suncor Energy Inc.	7.150%	2/1/32	3,425	4,191
Suncor Energy Inc.	5.950%	12/1/34	175	189
Suncor Energy Inc.	6.500%	6/15/38	7,780	8,944
Suncor Energy Inc.	6.850%	6/1/39	6,455	7,620
Talisman Energy Inc.	5.125%	5/15/15	375	401
Talisman Energy Inc.	7.750%	6/1/19	11,525	14,129
Tosco Corp.	8.125%	2/15/30	4,950	6,833
Total Capital Canada Ltd.	1.450%	1/15/18	3,125	3,047
Total Capital Canada Ltd.	2.750%	7/15/23	3,800	3,559
Total Capital International SA	0.750%	1/25/16	3,400	3,387
Total Capital International SA	1.500%	2/17/17	1,075	1,067
Total Capital International SA	1.550%	6/28/17	8,350	8,256
Total Capital International SA	2.875%	2/17/22	6,000	5,772
Total Capital International SA	2.700%	1/25/23	2,450	2,295
Total Capital SA	3.000%	6/24/15	5,800	6,062
Total Capital SA	2.300%	3/15/16	7,265	7,493
Total Capital SA	4.450%	6/24/20	5,075	5,540
Total Capital SA	4.125%	1/28/21	2,805	2,998
Transocean Inc.	4.950%	11/15/15	9,650	10,363
Transocean Inc.	6.000%	3/15/18	6,375	7,134
Transocean Inc.	6.500%	11/15/20	5,000	5,602
Transocean Inc.	6.375%	12/15/21	5,000	5,606
Transocean Inc.	3.800%	10/15/22	7,500	7,124
Transocean Inc.	7.500%	4/15/31	1,575	1,770
Transocean Inc.	6.800%	3/15/38	2,925	3,110
Transocean Inc.	7.350%	12/15/41	575	660
Valero Energy Corp.	6.125%	6/15/17	7,655	8,793
Valero Energy Corp.	9.375%	3/15/19	1,575	2,056
Valero Energy Corp.	6.125%	2/1/20	8,950	10,413
Valero Energy Corp.	7.500%	4/15/32	3,775	4,611
Valero Energy Corp.	6.625%	6/15/37	8,731	10,041
Weatherford International Inc.	6.350%	6/15/17	4,625	5,157
Weatherford International Inc.	6.800%	6/15/37	250	260
Weatherford International Ltd.	5.500%	2/15/16	2,000	2,164
Weatherford International Ltd.	6.000%	3/15/18	1,890	2,121
Weatherford International Ltd.	9.625%	3/1/19	5,200	6,573
Weatherford International Ltd.	4.500%	4/15/22	5,500	5,431
Weatherford International Ltd.	6.500%	8/1/36	2,750	2,789
Weatherford International Ltd.	7.000%	3/15/38	2,480	2,615
Weatherford International Ltd.	6.750%	9/15/40	2,595	2,673
Weatherford International Ltd.	5.950%	4/15/42	450	429
XTO Energy Inc.	6.250%	8/1/17	6,250	7,407
XTO Energy Inc.	5.500%	6/15/18	100	118

Other Industrial (0.0%)
California Institute of Technology GO	4.700%	11/1/11	5,700	5,286
Cintas Corp. No 2	6.125%	12/1/17	1,875	2,168
Cintas Corp. No 2	3.250%	6/1/22	1,725	1,675
Fluor Corp.	3.375%	9/15/21	1,500	1,502
3 Johns Hopkins University Maryland GO	4.083%	7/1/53	3,700	3,517
Massachusetts Institute of Technology GO	5.600%	7/1/11	4,000	4,828

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
President and Fellows of Harvard College	3.619%	10/1/37	3,150	2,864
University of Pennsylvania GO	4.674%	9/1/12	5,500	5,268
6 URS Corp.	5.500%	4/1/22	3,600	3,734

Technology (1.2%)
Adobe Systems Inc.	3.250%	2/1/15	3,420	3,539
Adobe Systems Inc.	4.750%	2/1/20	1,275	1,400
Agilent Technologies Inc.	5.500%	9/14/15	1,300	1,416
Agilent Technologies Inc.	6.500%	11/1/17	9,575	11,070
Agilent Technologies Inc.	3.200%	10/1/22	7,025	6,504
Altera Corp.	1.750%	5/15/17	1,250	1,240
Amphenol Corp.	4.750%	11/15/14	2,475	2,601
Analog Devices Inc.	3.000%	4/15/16	875	918
Analog Devices Inc.	2.875%	6/1/23	2,600	2,439
Apple Inc.	0.450%	5/3/16	7,200	7,118
Apple Inc.	1.000%	5/3/18	11,750	11,255
Apple Inc.	2.400%	5/3/23	18,675	17,309
Apple Inc.	3.850%	5/4/43	11,175	9,936
Applied Materials Inc.	2.650%	6/15/16	525	544
Applied Materials Inc.	4.300%	6/15/21	3,840	4,042
Applied Materials Inc.	5.850%	6/15/41	5,460	5,886
Arrow Electronics Inc.	3.375%	11/1/15	1,225	1,269
Arrow Electronics Inc.	5.125%	3/1/21	515	531
Arrow Electronics Inc.	4.500%	3/1/23	1,200	1,178
Autodesk Inc.	1.950%	12/15/17	5,300	5,166
Autodesk Inc.	3.600%	12/15/22	825	786
Avnet Inc.	6.625%	9/15/16	225	252
Avnet Inc.	5.875%	6/15/20	4,300	4,587
Avnet Inc.	4.875%	12/1/22	1,450	1,446
Baidu Inc.	2.250%	11/28/17	7,700	7,471
Baidu Inc.	3.500%	11/28/22	7,200	6,404
BMC Software Inc.	7.250%	6/1/18	1,350	1,388
BMC Software Inc.	4.250%	2/15/22	2,100	2,098
BMC Software Inc.	4.500%	12/1/22	1,000	1,007
Broadcom Corp.	2.700%	11/1/18	3,035	3,127
Broadcom Corp.	2.500%	8/15/22	3,405	3,120
CA Inc.	6.125%	12/1/14	5,000	5,344
CA Inc.	5.375%	12/1/19	3,545	3,901
Cisco Systems Inc.	5.500%	2/22/16	11,783	13,153
Cisco Systems Inc.	3.150%	3/14/17	11,975	12,667
Cisco Systems Inc.	4.950%	2/15/19	5,525	6,318
Cisco Systems Inc.	4.450%	1/15/20	5,000	5,538
Cisco Systems Inc.	5.900%	2/15/39	1,600	1,895
Cisco Systems Inc.	5.500%	1/15/40	17,370	19,720
Computer Sciences Corp.	6.500%	3/15/18	100	112
Corning Inc.	6.625%	5/15/19	275	331
Corning Inc.	7.250%	8/15/36	100	122
Corning Inc.	4.700%	3/15/37	4,000	3,844
Corning Inc.	5.750%	8/15/40	7,135	7,778
Dell Inc.	2.100%	4/1/14	1,280	1,289
Dell Inc.	3.100%	4/1/16	5,120	5,109
Dell Inc.	5.650%	4/15/18	5,022	5,079
Dell Inc.	5.875%	6/15/19	1,250	1,267
Dell Inc.	7.100%	4/15/28	500	499
Dell Inc.	6.500%	4/15/38	700	651
Dun & Bradstreet Corp.	2.875%	11/15/15	350	359

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Dun & Bradstreet Corp.	4.375%	12/1/22	950	915
EMC Corp.	1.875%	6/1/18	6,550	6,474
EMC Corp.	2.650%	6/1/20	2,850	2,822
EMC Corp.	3.375%	6/1/23	1,900	1,862
Equifax Inc.	4.450%	12/1/14	775	810
Equifax Inc.	6.300%	7/1/17	425	482
Fidelity National Information Services Inc.	2.000%	4/15/18	925	897
Fidelity National Information Services Inc.	5.000%	3/15/22	2,850	2,907
Fidelity National Information Services Inc.	3.500%	4/15/23	3,800	3,433
Fiserv Inc.	3.125%	10/1/15	1,000	1,040
Fiserv Inc.	3.125%	6/15/16	3,415	3,573
Fiserv Inc.	6.800%	11/20/17	2,525	2,953
Fiserv Inc.	3.500%	10/1/22	2,425	2,304
Google Inc.	1.250%	5/19/14	470	474
Google Inc.	2.125%	5/19/16	375	388
Google Inc.	3.625%	5/19/21	3,325	3,483
Harris Corp.	5.950%	12/1/17	1,300	1,447
Harris Corp.	6.375%	6/15/19	250	291
Harris Corp.	4.400%	12/15/20	2,675	2,754
Harris Corp.	6.150%	12/15/40	750	815
Hewlett-Packard Co.	2.625%	12/9/14	4,500	4,588
Hewlett-Packard Co.	2.350%	3/15/15	1,300	1,320
Hewlett-Packard Co.	2.125%	9/13/15	4,275	4,320
Hewlett-Packard Co.	2.650%	6/1/16	925	944
Hewlett-Packard Co.	3.000%	9/15/16	1,875	1,926
Hewlett-Packard Co.	3.300%	12/9/16	1,225	1,274
Hewlett-Packard Co.	5.400%	3/1/17	2,075	2,272
Hewlett-Packard Co.	2.600%	9/15/17	9,210	9,164
Hewlett-Packard Co.	5.500%	3/1/18	7,325	8,120
Hewlett-Packard Co.	3.750%	12/1/20	12,550	12,204
Hewlett-Packard Co.	4.300%	6/1/21	3,680	3,623
Hewlett-Packard Co.	4.375%	9/15/21	13,175	13,013
Hewlett-Packard Co.	4.650%	12/9/21	4,650	4,654
Hewlett-Packard Co.	6.000%	9/15/41	2,895	2,788
Intel Corp.	1.950%	10/1/16	5,200	5,332
Intel Corp.	1.350%	12/15/17	17,730	17,304
Intel Corp.	3.300%	10/1/21	2,000	2,006
Intel Corp.	2.700%	12/15/22	6,000	5,609
Intel Corp.	4.000%	12/15/32	3,300	3,075
Intel Corp.	4.800%	10/1/41	9,870	9,778
Intel Corp.	4.250%	12/15/42	7,325	6,714
International Business Machines Corp.	0.875%	10/31/14	3,960	3,980
International Business Machines Corp.	0.550%	2/6/15	1,200	1,200
International Business Machines Corp.	2.000%	1/5/16	5,925	6,080
International Business Machines Corp.	1.950%	7/22/16	8,175	8,388
International Business Machines Corp.	1.250%	2/6/17	15,425	15,250
International Business Machines Corp.	5.700%	9/14/17	25,325	29,193
International Business Machines Corp.	1.875%	5/15/19	525	517
International Business Machines Corp.	2.900%	11/1/21	1,950	1,933
International Business Machines Corp.	7.000%	10/30/25	4,850	6,363
International Business Machines Corp.	6.220%	8/1/27	1,975	2,459
International Business Machines Corp.	6.500%	1/15/28	100	126
International Business Machines Corp.	5.875%	11/29/32	225	273
International Business Machines Corp.	5.600%	11/30/39	1,098	1,265
International Business Machines Corp.	4.000%	6/20/42	9,197	8,654
Intuit Inc.	5.750%	3/15/17	575	642

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Jabil Circuit Inc.	5.625%	12/15/20	1,375	1,430
Juniper Networks Inc.	3.100%	3/15/16	1,000	1,034
Juniper Networks Inc.	4.600%	3/15/21	900	921
Juniper Networks Inc.	5.950%	3/15/41	5,500	5,589
KLA-Tencor Corp.	6.900%	5/1/18	6,175	7,202
Lexmark International Inc.	6.650%	6/1/18	1,700	1,858
Lexmark International Inc.	5.125%	3/15/20	1,400	1,401
Maxim Integrated Products Inc.	3.375%	3/15/23	375	353
Microsoft Corp.	1.625%	9/25/15	5,405	5,524
Microsoft Corp.	0.875%	11/15/17	2,550	2,470
Microsoft Corp.	1.000%	5/1/18	4,050	3,925
Microsoft Corp.	4.200%	6/1/19	965	1,073
Microsoft Corp.	3.000%	10/1/20	4,750	4,876
Microsoft Corp.	4.000%	2/8/21	3,950	4,279
Microsoft Corp.	2.125%	11/15/22	4,350	3,972
Microsoft Corp.	2.375%	5/1/23	5,950	5,507
Microsoft Corp.	5.200%	6/1/39	4,375	4,854
Microsoft Corp.	4.500%	10/1/40	3,135	3,164
Microsoft Corp.	5.300%	2/8/41	2,500	2,831
Microsoft Corp.	3.500%	11/15/42	7,830	6,662
Microsoft Corp.	3.750%	5/1/43	1,865	1,684
Motorola Solutions Inc.	6.000%	11/15/17	1,750	1,973
Motorola Solutions Inc.	3.750%	5/15/22	3,000	2,915
NetApp Inc.	2.000%	12/15/17	2,175	2,124
Oracle Corp.	3.750%	7/8/14	2,850	2,947
Oracle Corp.	5.250%	1/15/16	13,250	14,648
Oracle Corp.	1.200%	10/15/17	21,300	20,710
Oracle Corp.	5.750%	4/15/18	8,610	10,026
Oracle Corp.	5.000%	7/8/19	5,500	6,288
Oracle Corp.	3.875%	7/15/20	3,300	3,530
Oracle Corp.	2.500%	10/15/22	6,225	5,732
Oracle Corp.	6.500%	4/15/38	2,900	3,639
Oracle Corp.	6.125%	7/8/39	5,605	6,767
Oracle Corp.	5.375%	7/15/40	9,597	10,724
Pitney Bowes Inc.	5.750%	9/15/17	950	1,026
Pitney Bowes Inc.	5.250%	1/15/37	1,975	2,071
SAIC Inc.	4.450%	12/1/20	2,660	2,747
SAIC Inc.	5.950%	12/1/40	800	811
Science Applications International Corp.	5.500%	7/1/33	250	244
Symantec Corp.	2.750%	9/15/15	2,300	2,374
Symantec Corp.	2.750%	6/15/17	3,275	3,302
Symantec Corp.	3.950%	6/15/22	3,150	3,107
Telefonaktiebolaget LM Ericsson	4.125%	5/15/22	1,250	1,217
Texas Instruments Inc.	0.450%	8/3/15	1,625	1,617
Texas Instruments Inc.	2.375%	5/16/16	4,675	4,847
Texas Instruments Inc.	1.650%	8/3/19	5,000	4,781
Total System Services Inc.	2.375%	6/1/18	1,000	967
Tyco Electronics Group SA	6.550%	10/1/17	6,866	7,956
Tyco Electronics Group SA	4.875%	1/15/21	4,500	4,797
Tyco Electronics Group SA	7.125%	10/1/37	4,575	5,405
Verisk Analytics Inc.	4.125%	9/12/22	2,700	2,681
Xerox Corp.	4.250%	2/15/15	4,280	4,474
Xerox Corp.	6.400%	3/15/16	1,525	1,704
Xerox Corp.	6.750%	2/1/17	2,750	3,120
Xerox Corp.	2.950%	3/15/17	3,425	3,470
Xerox Corp.	6.350%	5/15/18	10,895	12,416

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Xerox Corp.	5.625%	12/15/19	1,165	1,291
	Xerox Corp.	4.500%	5/15/21	12,765	13,213

	Transportation (0.5%)
3	American Airlines 2009-1A Pass Through Trust	10.375%	1/2/21	1,328	1,415
3	American Airlines 2011-1 Class A Pass
	Through Trust	5.250%	7/31/22	406	429
3	American Airlines 2011-2 Class A Pass
	Through Trust	8.625%	4/15/23	887	943
[3,6]	American Airlines 2013-1 Class A Pass
	Through Trust	4.000%	1/15/27	2,460	2,337
	Burlington Northern Santa Fe LLC	5.650%	5/1/17	1,025	1,165
	Burlington Northern Santa Fe LLC	5.750%	3/15/18	5,975	6,881
	Burlington Northern Santa Fe LLC	3.600%	9/1/20	2,450	2,538
	Burlington Northern Santa Fe LLC	4.100%	6/1/21	590	624
	Burlington Northern Santa Fe LLC	3.450%	9/15/21	10,590	10,608
	Burlington Northern Santa Fe LLC	3.050%	3/15/22	375	365
	Burlington Northern Santa Fe LLC	3.050%	9/1/22	600	580
	Burlington Northern Santa Fe LLC	7.000%	12/15/25	1,700	2,143
	Burlington Northern Santa Fe LLC	6.200%	8/15/36	225	261
	Burlington Northern Santa Fe LLC	6.150%	5/1/37	4,150	4,835
	Burlington Northern Santa Fe LLC	5.750%	5/1/40	11,600	12,949
	Burlington Northern Santa Fe LLC	5.050%	3/1/41	1,800	1,827
	Burlington Northern Santa Fe LLC	4.950%	9/15/41	500	498
	Burlington Northern Santa Fe LLC	4.400%	3/15/42	5,004	4,642
	Burlington Northern Santa Fe LLC	4.375%	9/1/42	1,000	923
	Burlington Northern Santa Fe LLC	4.450%	3/15/43	525	491
	Canadian National Railway Co.	5.800%	6/1/16	200	227
	Canadian National Railway Co.	1.450%	12/15/16	2,870	2,893
	Canadian National Railway Co.	5.850%	11/15/17	350	406
	Canadian National Railway Co.	5.550%	3/1/19	5,385	6,316
	Canadian National Railway Co.	2.850%	12/15/21	6,175	6,036
	Canadian National Railway Co.	6.900%	7/15/28	100	129
	Canadian National Railway Co.	6.250%	8/1/34	325	411
	Canadian National Railway Co.	6.200%	6/1/36	5,850	7,252
	Canadian National Railway Co.	6.375%	11/15/37	1,100	1,409
	Canadian Pacific Railway Co.	4.450%	3/15/23	3,830	4,003
	Canadian Pacific Railway Co.	7.125%	10/15/31	1,181	1,455
	Canadian Pacific Railway Co.	5.950%	5/15/37	3,660	4,108
	Con-way Inc.	7.250%	1/15/18	2,075	2,369
	Con-way Inc.	6.700%	5/1/34	2,475	2,494
3	Continental Airlines 1998-1 Class A Pass
	Through Trust	6.648%	3/15/19	1,491	1,566
3	Continental Airlines 2007-1 Class A Pass
	Through Trust	5.983%	4/19/22	285	306
3	Continental Airlines 2009-2 Class A Pass
	Through Trust	7.250%	5/10/21	1,022	1,183
3	Continental Airlines 2010-1 Class A Pass
	Through Trust	4.750%	1/12/21	4,616	4,881
3	Continental Airlines 2012-1 Class A Pass
	Through Trust	4.150%	10/11/25	6,389	6,261
3	Continental Airlines 2012-2 Class A Pass
	Through Trust	4.000%	4/29/26	775	759
	CSX Corp.	6.250%	4/1/15	1,325	1,443
	CSX Corp.	7.900%	5/1/17	9,886	11,913

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
CSX Corp.	6.250%	3/15/18	3,875	4,561
CSX Corp.	7.375%	2/1/19	5,050	6,163
CSX Corp.	4.250%	6/1/21	590	629
CSX Corp.	6.000%	10/1/36	1,675	1,888
CSX Corp.	6.150%	5/1/37	900	1,037
CSX Corp.	6.220%	4/30/40	7,164	8,351
CSX Corp.	4.750%	5/30/42	2,990	2,876
CSX Corp.	4.100%	3/15/44	3,225	2,803
3 Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	2,685	3,034
3 Delta Air Lines 2009-1 Class A Pass Through Trust	7.750%	12/17/19	4,889	5,683
3 Delta Air Lines 2010-2 Class A Pass Through Trust	4.950%	5/23/19	1,478	1,571
3 Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	11/7/21	554	582
FedEx Corp.	8.000%	1/15/19	175	222
FedEx Corp.	2.625%	8/1/22	1,575	1,461
FedEx Corp.	3.875%	8/1/42	1,000	857
3 Hawaiian Airlines 2013-1 Class A Pass
Through Certificates	3.900%	1/15/26	900	853
JB Hunt Transport Services Inc.	3.375%	9/15/15	3,800	3,970
6 Kansas City Southern de Mexico SA de CV	2.350%	5/15/20	1,375	1,313
6 Kansas City Southern de Mexico SA de CV	3.000%	5/15/23	2,525	2,373
6 Kansas City Southern Railway	4.300%	5/15/43	1,800	1,620
Norfolk Southern Corp.	5.257%	9/17/14	1,845	1,940
Norfolk Southern Corp.	5.750%	1/15/16	2,825	3,141
Norfolk Southern Corp.	7.700%	5/15/17	3,525	4,265
Norfolk Southern Corp.	5.750%	4/1/18	875	1,014
Norfolk Southern Corp.	5.900%	6/15/19	2,765	3,252
Norfolk Southern Corp.	3.000%	4/1/22	2,400	2,322
Norfolk Southern Corp.	2.903%	2/15/23	1,889	1,791
Norfolk Southern Corp.	5.590%	5/17/25	133	152
Norfolk Southern Corp.	7.800%	5/15/27	1,025	1,311
Norfolk Southern Corp.	7.250%	2/15/31	811	1,048
Norfolk Southern Corp.	4.837%	10/1/41	1,198	1,188
Norfolk Southern Corp.	3.950%	10/1/42	2,825	2,437
Norfolk Southern Corp.	6.000%	5/23/11	6,750	7,426
Norfolk Southern Railway Co.	9.750%	6/15/20	775	1,081
3 Northwest Airlines 2007-1 Class A Pass
Through Trust	7.027%	11/1/19	376	413
Ryder System Inc.	7.200%	9/1/15	3,450	3,877
Ryder System Inc.	3.600%	3/1/16	2,060	2,168
Ryder System Inc.	5.850%	11/1/16	1,125	1,265
Ryder System Inc.	2.500%	3/1/18	3,000	2,986
Southwest Airlines Co.	5.250%	10/1/14	260	273
3 Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	720	839
Union Pacific Corp.	6.125%	2/15/20	350	421
Union Pacific Corp.	4.000%	2/1/21	4,325	4,627
Union Pacific Corp.	4.163%	7/15/22	4,740	5,028
Union Pacific Corp.	7.125%	2/1/28	1,605	2,039
Union Pacific Corp.	6.625%	2/1/29	820	1,031
Union Pacific Corp.	5.780%	7/15/40	6,025	6,984
Union Pacific Corp.	4.750%	9/15/41	3,825	3,866
3 Union Pacific Railroad Co. 2007-3 Pass
Through Trust	6.176%	1/2/31	401	477
3 UAL 2009-2A Pass Through Trust	9.750%	7/15/18	1,216	1,399
United Parcel Service Inc.	1.125%	10/1/17	875	857
United Parcel Service Inc.	5.500%	1/15/18	3,505	4,038
United Parcel Service Inc.	5.125%	4/1/19	3,875	4,464

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United Parcel Service Inc.	3.125%	1/15/21	8,300	8,411
United Parcel Service Inc.	2.450%	10/1/22	15,675	14,806
United Parcel Service Inc.	6.200%	1/15/38	2,260	2,788
United Parcel Service Inc.	3.625%	10/1/42	2,000	1,761
3 US Airways 2012-2 Class A Pass Through
Trust Inc.	4.625%	12/3/26	800	788
				7,873,255
Utilities (2.6%)
Electric (1.7%)
AEP Texas Central Co.	6.650%	2/15/33	2,952	3,414
Alabama Power Co.	5.650%	3/15/35	1,000	1,054
Alabama Power Co.	6.125%	5/15/38	1,000	1,198
Alabama Power Co.	6.000%	3/1/39	1,750	2,063
Alabama Power Co.	5.200%	6/1/41	5,575	5,960
Alabama Power Co.	4.100%	1/15/42	1,475	1,347
Alabama Power Co.	3.850%	12/1/42	1,850	1,633
Ameren Illinois Co.	2.700%	9/1/22	6,345	6,029
American Electric Power Co. Inc.	1.650%	12/15/17	75	73
Appalachian Power Co.	3.400%	5/24/15	1,300	1,352
Appalachian Power Co.	4.600%	3/30/21	4,350	4,673
Appalachian Power Co.	5.800%	10/1/35	400	439
Appalachian Power Co.	6.700%	8/15/37	3,750	4,448
Appalachian Power Co.	7.000%	4/1/38	365	449
Arizona Public Service Co.	5.800%	6/30/14	100	105
Arizona Public Service Co.	4.650%	5/15/15	400	426
Arizona Public Service Co.	5.500%	9/1/35	2,100	2,302
Arizona Public Service Co.	4.500%	4/1/42	4,525	4,389
Atlantic City Electric Co.	7.750%	11/15/18	2,700	3,435
Baltimore Gas & Electric Co.	5.900%	10/1/16	100	113
Baltimore Gas & Electric Co.	3.500%	11/15/21	4,825	4,844
Baltimore Gas & Electric Co.	3.350%	7/1/23	1,325	1,289
CenterPoint Energy Houston Electric LLC	2.250%	8/1/22	2,500	2,302
CenterPoint Energy Houston Electric LLC	6.950%	3/15/33	100	131
CenterPoint Energy Houston Electric LLC	3.550%	8/1/42	5,450	4,766
CenterPoint Energy Inc.	6.500%	5/1/18	5,650	6,676
Cleco Power LLC	6.000%	12/1/40	1,600	1,791
Cleveland Electric Illuminating Co.	5.700%	4/1/17	4,203	4,629
Cleveland Electric Illuminating Co.	7.880%	11/1/17	600	727
Cleveland Electric Illuminating Co.	5.500%	8/15/24	1,125	1,261
Commonwealth Edison Co.	5.950%	8/15/16	450	512
Commonwealth Edison Co.	1.950%	9/1/16	885	905
Commonwealth Edison Co.	6.150%	9/15/17	15,357	17,941
Commonwealth Edison Co.	5.800%	3/15/18	4,635	5,386
Commonwealth Edison Co.	4.000%	8/1/20	5,000	5,351
Commonwealth Edison Co.	3.400%	9/1/21	3,000	3,067
Commonwealth Edison Co.	5.875%	2/1/33	100	115
Commonwealth Edison Co.	6.450%	1/15/38	3,020	3,784
Commonwealth Edison Co.	3.800%	10/1/42	4,175	3,714
Connecticut Light & Power Co.	2.500%	1/15/23	300	280
Connecticut Light & Power Co.	6.350%	6/1/36	2,400	2,998
Consolidated Edison Co. of New York Inc.	5.550%	4/1/14	335	347
Consolidated Edison Co. of New York Inc.	5.375%	12/15/15	3,213	3,546
Consolidated Edison Co. of New York Inc.	5.500%	9/15/16	2,225	2,508
Consolidated Edison Co. of New York Inc.	6.650%	4/1/19	5,000	6,099
Consolidated Edison Co. of New York Inc.	4.450%	6/15/20	5,000	5,493
Consolidated Edison Co. of New York Inc.	5.300%	3/1/35	550	604

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	3,615	4,219
Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	1,878	2,262
Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	200	260
Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	5,460	6,307
Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	400	362
Consolidated Natural Gas Co.	5.000%	12/1/14	4,660	4,916
Constellation Energy Group Inc.	4.550%	6/15/15	4,750	5,056
Constellation Energy Group Inc.	5.150%	12/1/20	3,705	4,051
Consumers Energy Co.	5.500%	8/15/16	800	905
Consumers Energy Co.	6.125%	3/15/19	125	150
Consumers Energy Co.	6.700%	9/15/19	3,960	4,916
Consumers Energy Co.	2.850%	5/15/22	13,516	13,117
Consumers Energy Co.	3.950%	5/15/43	2,475	2,298
Dominion Resources Inc.	2.250%	9/1/15	2,782	2,856
Dominion Resources Inc.	1.950%	8/15/16	2,150	2,184
Dominion Resources Inc.	5.600%	11/15/16	670	759
Dominion Resources Inc.	1.400%	9/15/17	3,675	3,593
Dominion Resources Inc.	6.000%	11/30/17	1,750	2,032
Dominion Resources Inc.	6.400%	6/15/18	300	356
Dominion Resources Inc.	5.200%	8/15/19	300	340
Dominion Resources Inc.	2.750%	9/15/22	4,800	4,470
Dominion Resources Inc.	6.300%	3/15/33	350	420
Dominion Resources Inc.	5.950%	6/15/35	6,100	7,063
Dominion Resources Inc.	4.900%	8/1/41	4,075	4,130
Dominion Resources Inc.	4.050%	9/15/42	1,725	1,523
3 Dominion Resources Inc.	7.500%	6/30/66	700	763
DTE Electric Co.	3.450%	10/1/20	7,005	7,313
DTE Electric Co.	5.700%	10/1/37	2,025	2,371
DTE Electric Co.	3.950%	6/15/42	4,325	3,948
DTE Energy Co.	6.375%	4/15/33	100	116
Duke Energy Carolinas LLC	1.750%	12/15/16	2,785	2,822
Duke Energy Carolinas LLC	5.250%	1/15/18	2,000	2,284
Duke Energy Carolinas LLC	5.100%	4/15/18	2,000	2,266
Duke Energy Carolinas LLC	4.300%	6/15/20	2,500	2,716
Duke Energy Carolinas LLC	3.900%	6/15/21	9,068	9,598
Duke Energy Carolinas LLC	6.000%	12/1/28	2,994	3,335
Duke Energy Carolinas LLC	6.450%	10/15/32	1,425	1,743
Duke Energy Carolinas LLC	6.100%	6/1/37	2,225	2,581
Duke Energy Carolinas LLC	6.000%	1/15/38	450	534
Duke Energy Carolinas LLC	6.050%	4/15/38	525	626
Duke Energy Carolinas LLC	5.300%	2/15/40	5,290	5,777
Duke Energy Carolinas LLC	4.250%	12/15/41	5,850	5,553
Duke Energy Carolinas LLC	4.000%	9/30/42	6,125	5,536
Duke Energy Corp.	3.950%	9/15/14	4,350	4,511
Duke Energy Corp.	3.350%	4/1/15	4,650	4,847
Duke Energy Corp.	2.150%	11/15/16	925	945
Duke Energy Corp.	1.625%	8/15/17	525	515
Duke Energy Corp.	2.100%	6/15/18	1,650	1,638
Duke Energy Corp.	5.050%	9/15/19	3,775	4,211
Duke Energy Corp.	3.050%	8/15/22	1,550	1,478
Duke Energy Florida Inc.	0.650%	11/15/15	2,700	2,687
Duke Energy Florida Inc.	5.100%	12/1/15	590	648
Duke Energy Florida Inc.	5.650%	6/15/18	1,175	1,361
Duke Energy Florida Inc.	6.350%	9/15/37	775	948
Duke Energy Florida Inc.	6.400%	6/15/38	4,800	5,885
Duke Energy Florida Inc.	5.650%	4/1/40	4,200	4,782

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Duke Energy Indiana Inc.	6.050%	6/15/16	1,600	1,811
Duke Energy Indiana Inc.	3.750%	7/15/20	2,500	2,622
Duke Energy Indiana Inc.	6.120%	10/15/35	325	363
Duke Energy Indiana Inc.	6.350%	8/15/38	3,775	4,591
Duke Energy Indiana Inc.	4.200%	3/15/42	1,000	907
Duke Energy Ohio Inc.	5.450%	4/1/19	1,700	1,959
Duke Energy Progress Inc.	5.300%	1/15/19	5,000	5,743
Duke Energy Progress Inc.	2.800%	5/15/22	3,000	2,875
Duke Energy Progress Inc.	6.300%	4/1/38	3,025	3,738
Duke Energy Progress Inc.	4.100%	5/15/42	3,625	3,342
Edison International	3.750%	9/15/17	1,690	1,787
El Paso Electric Co.	6.000%	5/15/35	600	656
Entergy Arkansas Inc.	3.750%	2/15/21	3,350	3,493
Entergy Gulf States Louisiana LLC	6.000%	5/1/18	4,675	5,299
Entergy Gulf States Louisiana LLC	3.950%	10/1/20	3,175	3,289
Entergy Gulf States Louisiana LLC	5.590%	10/1/24	1,670	1,911
Entergy Louisiana LLC	1.875%	12/15/14	850	863
Entergy Louisiana LLC	5.400%	11/1/24	5,627	6,413
Entergy Mississippi Inc.	3.100%	7/1/23	300	285
Exelon Corp.	4.900%	6/15/15	1,400	1,497
Exelon Corp.	5.625%	6/15/35	200	207
Exelon Generation Co. LLC	6.200%	10/1/17	9,320	10,669
Exelon Generation Co. LLC	4.000%	10/1/20	1,800	1,825
Exelon Generation Co. LLC	5.600%	6/15/42	848	850
FirstEnergy Corp.	4.250%	3/15/23	2,025	1,889
FirstEnergy Corp.	7.375%	11/15/31	4,665	4,928
Florida Power & Light Co.	5.550%	11/1/17	5,000	5,778
Florida Power & Light Co.	2.750%	6/1/23	2,400	2,292
Florida Power & Light Co.	5.950%	10/1/33	225	274
Florida Power & Light Co.	5.625%	4/1/34	2,160	2,514
Florida Power & Light Co.	5.400%	9/1/35	425	481
Florida Power & Light Co.	6.200%	6/1/36	1,050	1,298
Florida Power & Light Co.	5.650%	2/1/37	725	849
Florida Power & Light Co.	5.850%	5/1/37	1,265	1,513
Florida Power & Light Co.	5.950%	2/1/38	3,250	3,935
Florida Power & Light Co.	5.960%	4/1/39	6,100	7,417
Florida Power & Light Co.	5.690%	3/1/40	425	502
Florida Power & Light Co.	5.250%	2/1/41	500	561
Florida Power & Light Co.	4.125%	2/1/42	6,250	5,981
Georgia Power Co.	0.750%	8/10/15	1,075	1,074
Georgia Power Co.	0.625%	11/15/15	1,550	1,536
Georgia Power Co.	3.000%	4/15/16	6,625	6,935
Georgia Power Co.	5.700%	6/1/17	2,525	2,915
Georgia Power Co.	5.650%	3/1/37	100	110
Georgia Power Co.	5.400%	6/1/40	375	405
Georgia Power Co.	4.750%	9/1/40	1,600	1,590
Georgia Power Co.	4.300%	3/15/42	4,300	3,966
Iberdrola International BV	6.750%	7/15/36	4,285	4,474
Indiana Michigan Power Co.	7.000%	3/15/19	550	660
Indiana Michigan Power Co.	6.050%	3/15/37	2,850	3,157
3 Integrys Energy Group Inc.	6.110%	12/1/66	1,600	1,672
Interstate Power & Light Co.	6.250%	7/15/39	925	1,142
ITC Holdings Corp.	4.050%	7/1/23	1,500	1,502
ITC Holdings Corp.	5.300%	7/1/43	1,600	1,604
Jersey Central Power & Light Co.	5.625%	5/1/16	2,525	2,802
Jersey Central Power & Light Co.	5.650%	6/1/17	2,775	3,101

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	1,481	1,554
Kansas City Power & Light Co.	6.050%	11/15/35	125	143
Kansas City Power & Light Co.	5.300%	10/1/41	2,545	2,612
3 Kansas Gas & Electric Co.	5.647%	3/29/21	69	73
Kentucky Utilities Co.	1.625%	11/1/15	2,795	2,842
Kentucky Utilities Co.	3.250%	11/1/20	4,775	4,924
Kentucky Utilities Co.	5.125%	11/1/40	3,575	3,882
LG&E & KU Energy LLC	2.125%	11/15/15	1,350	1,381
LG&E & KU Energy LLC	3.750%	11/15/20	1,600	1,630
LG&E & KU Energy LLC	4.375%	10/1/21	3,625	3,770
Louisville Gas & Electric Co.	1.625%	11/15/15	4,875	4,984
Louisville Gas & Electric Co.	5.125%	11/15/40	1,325	1,459
Metropolitan Edison Co.	7.700%	1/15/19	1,348	1,659
MidAmerican Energy Co.	5.950%	7/15/17	2,810	3,252
MidAmerican Energy Co.	5.300%	3/15/18	100	114
MidAmerican Energy Co.	6.750%	12/30/31	4,150	5,205
MidAmerican Energy Co.	5.750%	11/1/35	1,575	1,804
MidAmerican Energy Co.	5.800%	10/15/36	750	860
MidAmerican Energy Holdings Co.	5.750%	4/1/18	4,255	4,931
MidAmerican Energy Holdings Co.	8.480%	9/15/28	100	133
MidAmerican Energy Holdings Co.	6.125%	4/1/36	9,725	11,056
MidAmerican Energy Holdings Co.	5.950%	5/15/37	5,017	5,564
MidAmerican Energy Holdings Co.	6.500%	9/15/37	8,230	9,743
Midamerican Funding LLC	6.927%	3/1/29	3,935	4,928
Mississippi Power Co.	4.250%	3/15/42	4,475	4,048
National Rural Utilities Cooperative Finance Corp.	1.000%	2/2/15	6,550	6,585
National Rural Utilities Cooperative Finance Corp.	3.050%	3/1/16	2,950	3,096
National Rural Utilities Cooperative Finance Corp.	5.450%	4/10/17	175	197
National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	4,950	5,708
National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	3,500	4,851
National Rural Utilities Cooperative Finance Corp.	2.350%	6/15/20	6,150	5,966
National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	6,010	5,904
National Rural Utilities Cooperative Finance Corp.	8.000%	3/1/32	1,025	1,421
National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	1,560	1,519
Nevada Power Co.	6.500%	5/15/18	1,865	2,225
Nevada Power Co.	6.500%	8/1/18	10,543	12,667
Nevada Power Co.	7.125%	3/15/19	4,150	5,137
Nevada Power Co.	6.650%	4/1/36	590	743
Nevada Power Co.	6.750%	7/1/37	975	1,249
Nevada Power Co.	5.450%	5/15/41	500	564
NextEra Energy Capital Holdings Inc.	1.200%	6/1/15	3,250	3,265
NextEra Energy Capital Holdings Inc.	2.600%	9/1/15	350	361
NextEra Energy Capital Holdings Inc.	7.875%	12/15/15	2,000	2,316
NextEra Energy Capital Holdings Inc.	6.000%	3/1/19	3,613	4,148
NextEra Energy Capital Holdings Inc.	4.500%	6/1/21	885	935
NextEra Energy Capital Holdings Inc.	3.625%	6/15/23	3,175	3,054
3 NextEra Energy Capital Holdings Inc.	6.350%	10/1/66	2,075	2,148
3 NextEra Energy Capital Holdings Inc.	6.650%	6/15/67	1,503	1,571
3 NextEra Energy Capital Holdings Inc.	7.300%	9/1/67	325	359
Northern States Power Co.	1.950%	8/15/15	425	434
Northern States Power Co.	5.250%	3/1/18	1,225	1,403
Northern States Power Co.	2.600%	5/15/23	1,330	1,258
Northern States Power Co.	5.250%	7/15/35	100	111
Northern States Power Co.	6.250%	6/1/36	525	650
Northern States Power Co.	6.200%	7/1/37	1,475	1,833
Northern States Power Co.	5.350%	11/1/39	1,325	1,520

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Northern States Power Co.	4.850%	8/15/40	950	997
Northern States Power Co.	3.400%	8/15/42	400	332
NSTAR Electric Co.	5.625%	11/15/17	4,360	5,009
NSTAR Electric Co.	2.375%	10/15/22	1,700	1,567
NSTAR Electric Co.	5.500%	3/15/40	1,250	1,413
NSTAR LLC	4.500%	11/15/19	8,482	9,398
Oglethorpe Power Corp.	5.950%	11/1/39	600	680
Oglethorpe Power Corp.	5.375%	11/1/40	3,345	3,561
Ohio Edison Co.	6.400%	7/15/16	1,275	1,456
Ohio Power Co.	6.000%	6/1/16	1,520	1,712
Ohio Power Co.	5.375%	10/1/21	3,775	4,355
Ohio Power Co.	5.850%	10/1/35	1,050	1,187
Oklahoma Gas & Electric Co.	5.850%	6/1/40	1,200	1,397
Oklahoma Gas & Electric Co.	5.250%	5/15/41	1,250	1,356
Oklahoma Gas & Electric Co.	3.900%	5/1/43	1,225	1,096
Oncor Electric Delivery Co. LLC	6.375%	1/15/15	2,150	2,322
Oncor Electric Delivery Co. LLC	6.800%	9/1/18	3,170	3,827
Oncor Electric Delivery Co. LLC	7.000%	9/1/22	2,900	3,580
Oncor Electric Delivery Co. LLC	7.000%	5/1/32	1,000	1,259
Oncor Electric Delivery Co. LLC	7.250%	1/15/33	150	193
Oncor Electric Delivery Co. LLC	7.500%	9/1/38	1,800	2,446
Oncor Electric Delivery Co. LLC	5.300%	6/1/42	2,500	2,673
Pacific Gas & Electric Co.	5.625%	11/30/17	7,376	8,524
Pacific Gas & Electric Co.	8.250%	10/15/18	4,105	5,298
Pacific Gas & Electric Co.	3.500%	10/1/20	3,590	3,721
Pacific Gas & Electric Co.	4.250%	5/15/21	4,400	4,708
Pacific Gas & Electric Co.	3.250%	9/15/21	2,300	2,304
Pacific Gas & Electric Co.	3.250%	6/15/23	1,675	1,643
Pacific Gas & Electric Co.	6.050%	3/1/34	11,165	13,028
Pacific Gas & Electric Co.	5.800%	3/1/37	9,005	10,213
Pacific Gas & Electric Co.	6.350%	2/15/38	4,000	4,896
Pacific Gas & Electric Co.	6.250%	3/1/39	1,073	1,292
Pacific Gas & Electric Co.	5.400%	1/15/40	850	925
Pacific Gas & Electric Co.	4.450%	4/15/42	275	262
Pacific Gas & Electric Co.	4.600%	6/15/43	2,500	2,492
PacifiCorp	2.950%	2/1/22	11,250	11,077
PacifiCorp	7.700%	11/15/31	1,185	1,622
PacifiCorp	5.250%	6/15/35	125	136
PacifiCorp	5.750%	4/1/37	215	248
PacifiCorp	4.100%	2/1/42	1,600	1,485
Peco Energy Co.	5.350%	3/1/18	575	658
Peco Energy Co.	2.375%	9/15/22	875	812
Peco Energy Co.	5.950%	10/1/36	500	597
Pennsylvania Electric Co.	6.150%	10/1/38	9,075	10,045
Pepco Holdings Inc.	2.700%	10/1/15	295	303
Potomac Electric Power Co.	6.500%	11/15/37	4,043	5,126
PPL Capital Funding Inc.	1.900%	6/1/18	1,600	1,571
PPL Capital Funding Inc.	3.400%	6/1/23	6,700	6,349
PPL Capital Funding Inc.	4.700%	6/1/43	4,300	3,932
PPL Electric Utilities Corp.	3.000%	9/15/21	590	588
PPL Electric Utilities Corp.	6.250%	5/15/39	800	977
PPL Electric Utilities Corp.	5.200%	7/15/41	225	247
PPL Energy Supply LLC	5.400%	8/15/14	200	210
PPL Energy Supply LLC	6.200%	5/15/16	3,149	3,502
PPL Energy Supply LLC	6.500%	5/1/18	525	607
Progress Energy Inc.	6.050%	3/15/14	625	647

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Progress Energy Inc.	5.625%	1/15/16	2,795	3,088
Progress Energy Inc.	4.400%	1/15/21	5,186	5,473
Progress Energy Inc.	3.150%	4/1/22	5,800	5,561
Progress Energy Inc.	7.750%	3/1/31	625	814
Progress Energy Inc.	6.000%	12/1/39	590	659
PSEG Power LLC	5.500%	12/1/15	3,125	3,438
PSEG Power LLC	5.320%	9/15/16	885	980
PSEG Power LLC	5.125%	4/15/20	415	455
PSEG Power LLC	4.150%	9/15/21	1,275	1,313
PSEG Power LLC	8.625%	4/15/31	975	1,352
Public Service Co. of Colorado	5.500%	4/1/14	175	182
Public Service Co. of Colorado	5.800%	8/1/18	425	502
Public Service Co. of Colorado	5.125%	6/1/19	3,925	4,531
Public Service Co. of Colorado	3.200%	11/15/20	5,900	6,034
Public Service Co. of Colorado	6.250%	9/1/37	475	599
Public Service Co. of Colorado	4.750%	8/15/41	1,500	1,576
Public Service Co. of Colorado	3.600%	9/15/42	800	689
Public Service Co. of Oklahoma	5.150%	12/1/19	650	738
Public Service Co. of Oklahoma	4.400%	2/1/21	2,585	2,752
Public Service Co. of Oklahoma	6.625%	11/15/37	1,550	1,877
Public Service Electric & Gas Co.	3.500%	8/15/20	625	655
Public Service Electric & Gas Co.	2.375%	5/15/23	5,925	5,464
Public Service Electric & Gas Co.	5.800%	5/1/37	3,275	3,904
Public Service Electric & Gas Co.	5.375%	11/1/39	700	795
Public Service Electric & Gas Co.	5.500%	3/1/40	3,175	3,686
Public Service Electric & Gas Co.	3.950%	5/1/42	3,800	3,516
Public Service Electric & Gas Co.	3.650%	9/1/42	3,250	2,861
Public Service Electric & Gas Co.	3.800%	1/1/43	1,325	1,200
Puget Sound Energy Inc.	5.483%	6/1/35	2,350	2,676
Puget Sound Energy Inc.	6.274%	3/15/37	1,525	1,883
Puget Sound Energy Inc.	5.757%	10/1/39	1,400	1,626
Puget Sound Energy Inc.	5.795%	3/15/40	660	783
Puget Sound Energy Inc.	5.764%	7/15/40	600	705
Puget Sound Energy Inc.	4.434%	11/15/41	4,800	4,718
San Diego Gas & Electric Co.	5.300%	11/15/15	650	717
San Diego Gas & Electric Co.	3.000%	8/15/21	4,350	4,386
San Diego Gas & Electric Co.	5.350%	5/15/35	250	286
San Diego Gas & Electric Co.	5.350%	5/15/40	2,000	2,311
San Diego Gas & Electric Co.	4.500%	8/15/40	3,295	3,367
San Diego Gas & Electric Co.	3.950%	11/15/41	400	373
SCANA Corp.	6.250%	4/1/20	4,455	5,069
SCANA Corp.	4.750%	5/15/21	1,795	1,905
Sierra Pacific Power Co.	6.000%	5/15/16	4,050	4,586
Sierra Pacific Power Co.	6.750%	7/1/37	1,450	1,862
South Carolina Electric & Gas Co.	6.500%	11/1/18	2,275	2,761
South Carolina Electric & Gas Co.	6.625%	2/1/32	2,525	3,130
South Carolina Electric & Gas Co.	6.050%	1/15/38	1,550	1,827
South Carolina Electric & Gas Co.	4.350%	2/1/42	950	896
South Carolina Electric & Gas Co.	4.600%	6/15/43	2,300	2,245
Southern California Edison Co.	5.000%	1/15/14	2,725	2,792
Southern California Edison Co.	4.650%	4/1/15	425	453
Southern California Edison Co.	5.000%	1/15/16	1,025	1,125
Southern California Edison Co.	3.875%	6/1/21	2,000	2,117
Southern California Edison Co.	6.650%	4/1/29	150	181
Southern California Edison Co.	6.000%	1/15/34	1,000	1,210
Southern California Edison Co.	5.750%	4/1/35	325	384

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Southern California Edison Co.	5.350%	7/15/35	4,185	4,729
Southern California Edison Co.	5.550%	1/15/36	500	570
Southern California Edison Co.	5.625%	2/1/36	1,875	2,157
Southern California Edison Co.	5.950%	2/1/38	2,800	3,395
Southern California Edison Co.	4.500%	9/1/40	10,307	10,386
Southern California Edison Co.	4.050%	3/15/42	1,575	1,485
Southern California Edison Co.	3.900%	3/15/43	725	665
Southern Co.	2.375%	9/15/15	2,850	2,935
Southern Co.	1.950%	9/1/16	590	599
Southern Power Co.	4.875%	7/15/15	2,125	2,283
Southern Power Co.	5.150%	9/15/41	6,640	6,728
Southwestern Electric Power Co.	5.550%	1/15/17	100	111
Southwestern Electric Power Co.	5.875%	3/1/18	75	85
Southwestern Electric Power Co.	6.450%	1/15/19	4,763	5,538
Southwestern Electric Power Co.	3.550%	2/15/22	4,200	4,101
Southwestern Public Service Co.	4.500%	8/15/41	1,204	1,172
Tampa Electric Co.	6.100%	5/15/18	2,175	2,586
Tampa Electric Co.	2.600%	9/15/22	1,000	938
Tampa Electric Co.	6.550%	5/15/36	675	841
TECO Finance Inc.	4.000%	3/15/16	1,100	1,170
TECO Finance Inc.	6.572%	11/1/17	470	541
TECO Finance Inc.	5.150%	3/15/20	6,000	6,630
Toledo Edison Co.	6.150%	5/15/37	4,244	4,772
TransAlta Corp.	4.750%	1/15/15	400	418
TransAlta Corp.	6.650%	5/15/18	2,325	2,652
Tucson Electric Power Co.	5.150%	11/15/21	1,045	1,133
UIL Holdings Corp.	4.625%	10/1/20	1,000	1,037
Union Electric Co.	6.700%	2/1/19	2,432	2,964
Union Electric Co.	5.300%	8/1/37	2,919	3,292
Union Electric Co.	8.450%	3/15/39	2,000	3,149
Virginia Electric & Power Co.	5.400%	1/15/16	5,250	5,824
Virginia Electric & Power Co.	2.950%	1/15/22	2,025	2,000
Virginia Electric & Power Co.	3.450%	9/1/22	11,095	11,220
Virginia Electric & Power Co.	2.750%	3/15/23	1,300	1,239
Virginia Electric & Power Co.	6.000%	1/15/36	1,575	1,877
Virginia Electric & Power Co.	4.000%	1/15/43	2,575	2,377
Westar Energy Inc.	4.125%	3/1/42	4,375	4,159
Western Massachusetts Electric Co.	3.500%	9/15/21	1,050	1,063
Wisconsin Electric Power Co.	4.250%	12/15/19	2,650	2,912
Wisconsin Electric Power Co.	2.950%	9/15/21	3,915	3,913
Wisconsin Electric Power Co.	3.650%	12/15/42	400	353
3 Wisconsin Energy Corp.	6.250%	5/15/67	5,175	5,434
Wisconsin Power & Light Co.	5.000%	7/15/19	475	542
Wisconsin Power & Light Co.	2.250%	11/15/22	3,850	3,531
Wisconsin Power & Light Co.	6.375%	8/15/37	1,625	2,034
Wisconsin Public Service Corp.	3.671%	12/1/42	2,050	1,820
Xcel Energy Inc.	5.613%	4/1/17	275	309
Xcel Energy Inc.	4.700%	5/15/20	7,095	7,776
Xcel Energy Inc.	6.500%	7/1/36	4,215	5,185

Natural Gas (0.9%)
AGL Capital Corp.	5.250%	8/15/19	1,600	1,826
AGL Capital Corp.	3.500%	9/15/21	650	668
AGL Capital Corp.	5.875%	3/15/41	5,700	6,489
AGL Capital Corp.	4.400%	6/1/43	1,000	926
Atmos Energy Corp.	4.950%	10/15/14	2,125	2,237

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Atmos Energy Corp.	8.500%	3/15/19	450	584
Atmos Energy Corp.	5.500%	6/15/41	4,050	4,417
Atmos Energy Corp.	4.150%	1/15/43	275	251
Boardwalk Pipelines LP	5.500%	2/1/17	925	1,021
Boardwalk Pipelines LP	3.375%	2/1/23	3,250	2,988
British Transco Finance Inc.	6.625%	6/1/18	3,375	4,007
Buckeye Partners LP	6.050%	1/15/18	1,125	1,269
Buckeye Partners LP	4.150%	7/1/23	650	635
CenterPoint Energy Resources Corp.	6.150%	5/1/16	970	1,090
CenterPoint Energy Resources Corp.	6.000%	5/15/18	2,636	3,059
CenterPoint Energy Resources Corp.	4.500%	1/15/21	7,501	8,183
CenterPoint Energy Resources Corp.	6.625%	11/1/37	2,300	2,864
CenterPoint Energy Resources Corp.	5.850%	1/15/41	625	728
DCP Midstream Operating LP	3.250%	10/1/15	1,200	1,243
DCP Midstream Operating LP	2.500%	12/1/17	4,050	4,004
DCP Midstream Operating LP	4.950%	4/1/22	1,000	1,026
El Paso Natural Gas Co. LLC	5.950%	4/15/17	1,340	1,513
El Paso Pipeline Partners Operating Co. LLC	6.500%	4/1/20	7,461	8,637
El Paso Pipeline Partners Operating Co. LLC	4.700%	11/1/42	6,050	5,454
Enbridge Energy Partners LP	9.875%	3/1/19	5,180	6,755
Enbridge Energy Partners LP	5.200%	3/15/20	525	570
Enbridge Energy Partners LP	7.500%	4/15/38	4,500	5,384
Enbridge Inc.	4.900%	3/1/15	800	851
Enbridge Inc.	5.600%	4/1/17	2,160	2,424
Energy Transfer Partners LP	5.950%	2/1/15	5,370	5,763
Energy Transfer Partners LP	6.125%	2/15/17	4,200	4,724
Energy Transfer Partners LP	9.000%	4/15/19	1,679	2,128
Energy Transfer Partners LP	4.650%	6/1/21	1,230	1,264
Energy Transfer Partners LP	5.200%	2/1/22	1,610	1,699
Energy Transfer Partners LP	3.600%	2/1/23	6,600	6,144
6 Energy Transfer Partners LP	8.250%	11/15/29	400	498
Energy Transfer Partners LP	6.625%	10/15/36	750	806
Energy Transfer Partners LP	7.500%	7/1/38	3,507	4,067
Energy Transfer Partners LP	6.050%	6/1/41	6,675	6,755
Energy Transfer Partners LP	6.500%	2/1/42	8,440	8,964
Energy Transfer Partners LP	5.150%	2/1/43	350	317
7 Enron Corp.	7.625%	9/10/04	400	—
7 Enron Corp.	6.625%	11/15/05	300	—
7 Enron Corp.	7.125%	5/15/07	1,800	—
7 Enron Corp.	6.875%	10/15/07	1,800	—
7 Enron Corp.	6.750%	8/1/09	1,300	—
Enterprise Products Operating LLC	5.600%	10/15/14	9,615	10,173
Enterprise Products Operating LLC	1.250%	8/13/15	3,175	3,190
Enterprise Products Operating LLC	6.300%	9/15/17	4,200	4,882
Enterprise Products Operating LLC	6.650%	4/15/18	1,900	2,268
Enterprise Products Operating LLC	6.500%	1/31/19	6,750	8,020
Enterprise Products Operating LLC	3.350%	3/15/23	5,000	4,781
Enterprise Products Operating LLC	6.875%	3/1/33	5,498	6,516
Enterprise Products Operating LLC	6.650%	10/15/34	235	272
Enterprise Products Operating LLC	7.550%	4/15/38	3,130	3,972
Enterprise Products Operating LLC	6.450%	9/1/40	2,425	2,744
Enterprise Products Operating LLC	5.950%	2/1/41	2,505	2,724
Enterprise Products Operating LLC	5.700%	2/15/42	2,425	2,567
Enterprise Products Operating LLC	4.850%	8/15/42	5,063	4,726
Enterprise Products Operating LLC	4.450%	2/15/43	5,125	4,582
Enterprise Products Operating LLC	4.850%	3/15/44	1,000	943

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 Enterprise Products Operating LLC	8.375%	8/1/66	2,425	2,692
Gulf South Pipeline Co. LP	4.000%	6/15/22	1,725	1,701
7 HNG Internorth	9.625%	3/15/06	1,000	—
KeySpan Corp.	8.000%	11/15/30	50	64
Kinder Morgan Energy Partners LP	3.500%	3/1/16	6,460	6,816
Kinder Morgan Energy Partners LP	5.950%	2/15/18	8,350	9,667
Kinder Morgan Energy Partners LP	9.000%	2/1/19	5,127	6,507
Kinder Morgan Energy Partners LP	6.850%	2/15/20	2,300	2,724
Kinder Morgan Energy Partners LP	5.300%	9/15/20	5,000	5,506
Kinder Morgan Energy Partners LP	4.150%	3/1/22	2,825	2,830
Kinder Morgan Energy Partners LP	3.950%	9/1/22	7,725	7,605
Kinder Morgan Energy Partners LP	3.450%	2/15/23	7,550	7,085
Kinder Morgan Energy Partners LP	7.400%	3/15/31	980	1,160
Kinder Morgan Energy Partners LP	7.300%	8/15/33	1,700	2,016
Kinder Morgan Energy Partners LP	6.500%	2/1/37	4,925	5,445
Kinder Morgan Energy Partners LP	6.950%	1/15/38	665	782
Kinder Morgan Energy Partners LP	6.500%	9/1/39	8,275	9,314
Kinder Morgan Energy Partners LP	6.550%	9/15/40	5,000	5,673
Kinder Morgan Energy Partners LP	6.375%	3/1/41	3,600	4,011
Kinder Morgan Energy Partners LP	5.625%	9/1/41	500	510
Kinder Morgan Energy Partners LP	5.000%	8/15/42	2,350	2,226
Kinder Morgan Energy Partners LP	5.000%	3/1/43	1,000	947
Magellan Midstream Partners LP	5.650%	10/15/16	3,910	4,401
Magellan Midstream Partners LP	6.550%	7/15/19	6,750	8,000
Magellan Midstream Partners LP	4.250%	2/1/21	3,950	4,158
Magellan Midstream Partners LP	4.200%	12/1/42	525	457
National Fuel Gas Co.	6.500%	4/15/18	5,129	5,959
National Grid plc	6.300%	8/1/16	2,450	2,766
Nisource Finance Corp.	5.400%	7/15/14	425	444
Nisource Finance Corp.	5.250%	9/15/17	2,200	2,451
Nisource Finance Corp.	6.400%	3/15/18	885	1,030
Nisource Finance Corp.	6.800%	1/15/19	4,250	5,021
Nisource Finance Corp.	5.450%	9/15/20	1,400	1,557
Nisource Finance Corp.	6.125%	3/1/22	11,745	13,303
Nisource Finance Corp.	6.250%	12/15/40	2,350	2,598
Nisource Finance Corp.	5.950%	6/15/41	425	451
Nisource Finance Corp.	5.800%	2/1/42	75	78
Nisource Finance Corp.	4.800%	2/15/44	2,475	2,253
ONEOK Inc.	5.200%	6/15/15	1,000	1,073
ONEOK Inc.	4.250%	2/1/22	1,250	1,225
ONEOK Inc.	6.000%	6/15/35	5,165	5,240
ONEOK Partners LP	3.250%	2/1/16	4,050	4,218
ONEOK Partners LP	8.625%	3/1/19	2,500	3,163
ONEOK Partners LP	3.375%	10/1/22	5,675	5,218
ONEOK Partners LP	6.650%	10/1/36	4,775	5,275
ONEOK Partners LP	6.850%	10/15/37	2,575	2,888
Panhandle Eastern Pipe Line Co. LP	6.200%	11/1/17	5,453	6,306
Panhandle Eastern Pipe Line Co. LP	7.000%	6/15/18	325	388
Plains All American Pipeline LP /
PAA Finance Corp.	6.125%	1/15/17	2,000	2,278
Plains All American Pipeline LP /
PAA Finance Corp.	8.750%	5/1/19	125	163
Plains All American Pipeline LP /
PAA Finance Corp.	3.650%	6/1/22	1,500	1,479
Plains All American Pipeline LP /
PAA Finance Corp.	2.850%	1/31/23	2,200	2,019

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Plains All American Pipeline LP /
PAA Finance Corp.	6.700%	5/15/36	1,320	1,557
Plains All American Pipeline LP /
PAA Finance Corp.	5.150%	6/1/42	1,825	1,808
Plains All American Pipeline LP /
PAA Finance Corp.	4.300%	1/31/43	725	639
Questar Corp.	2.750%	2/1/16	2,075	2,148
Sempra Energy	6.500%	6/1/16	3,885	4,466
Sempra Energy	2.300%	4/1/17	175	177
Sempra Energy	6.150%	6/15/18	2,775	3,250
Sempra Energy	9.800%	2/15/19	1,500	2,026
Sempra Energy	2.875%	10/1/22	2,125	1,983
Sempra Energy	6.000%	10/15/39	3,985	4,532
Southern California Gas Co.	5.750%	11/15/35	400	478
Southern California Gas Co.	3.750%	9/15/42	3,325	3,022
6 Southern Natural Gas Co. LLC	5.900%	4/1/17	1,950	2,222
Southern Natural Gas Co. LLC	8.000%	3/1/32	2,299	3,051
Southern Natural Gas Co. LLC /
Southern Natural Issuing Corp.	4.400%	6/15/21	7,465	7,845
Spectra Energy Capital LLC	5.668%	8/15/14	100	105
Spectra Energy Capital LLC	6.200%	4/15/18	8,600	9,973
Spectra Energy Capital LLC	8.000%	10/1/19	835	1,049
Spectra Energy Capital LLC	6.750%	2/15/32	725	820
Sunoco Logistics Partners Operations LP	3.450%	1/15/23	3,500	3,244
Sunoco Logistics Partners Operations LP	6.850%	2/15/40	3,236	3,698
Sunoco Logistics Partners Operations LP	4.950%	1/15/43	3,125	2,759
Tennessee Gas Pipeline Co. LLC	7.500%	4/1/17	720	856
Tennessee Gas Pipeline Co. LLC	7.000%	3/15/27	725	882
Texas Eastern Transmission LP	7.000%	7/15/32	6,905	8,538
Texas Gas Transmission LLC	4.600%	6/1/15	1,275	1,353
TransCanada PipeLines Ltd.	0.750%	1/15/16	3,025	2,991
TransCanada PipeLines Ltd.	6.500%	8/15/18	12,040	14,561
TransCanada PipeLines Ltd.	3.800%	10/1/20	9,990	10,516
TransCanada PipeLines Ltd.	2.500%	8/1/22	6,075	5,577
TransCanada PipeLines Ltd.	5.600%	3/31/34	1,400	1,560
TransCanada PipeLines Ltd.	5.850%	3/15/36	3,225	3,704
TransCanada PipeLines Ltd.	6.200%	10/15/37	6,975	8,110
TransCanada PipeLines Ltd.	7.250%	8/15/38	300	383
TransCanada PipeLines Ltd.	7.625%	1/15/39	690	936
3 TransCanada PipeLines Ltd.	6.350%	5/15/67	4,100	4,235
Transcontinental Gas Pipe Line Co. LLC	6.050%	6/15/18	1,545	1,816
Transcontinental Gas Pipe Line Co. LLC	4.450%	8/1/42	3,723	3,394
Western Gas Partners LP	5.375%	6/1/21	2,950	3,168
Williams Cos. Inc.	7.500%	1/15/31	2,304	2,618
Williams Cos. Inc.	7.750%	6/15/31	1,967	2,311
Williams Cos. Inc.	8.750%	3/15/32	3,560	4,468
Williams Partners LP	3.800%	2/15/15	1,200	1,252
Williams Partners LP	5.250%	3/15/20	7,901	8,512
Williams Partners LP	4.000%	11/15/21	3,000	2,946
Williams Partners LP	3.350%	8/15/22	850	778
Williams Partners LP	6.300%	4/15/40	4,495	4,703
Williams Partners LP /
Williams Partners Finance Corp.	7.250%	2/1/17	2,250	2,628

Other Utility (0.0%)
American Water Capital Corp.	6.085%	10/15/17	8,041	9,270
American Water Capital Corp.	6.593%	10/15/37	1,875	2,329

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United Utilities plc	5.375%	2/1/19	5,400	5,850
Veolia Environnement SA	6.000%	6/1/18	6,000	6,942
Veolia Environnement SA	6.750%	6/1/38	1,300	1,482
				1,603,265
Total Corporate Bonds (Cost $13,755,415)				14,068,061
Sovereign Bonds (U.S. Dollar-Denominated) (5.0%)
African Development Bank	1.250%	9/2/16	3,100	3,138
African Development Bank	1.125%	3/15/17	4,200	4,209
African Development Bank	0.875%	3/15/18	4,700	4,579
Asian Development Bank	4.250%	10/20/14	3,550	3,731
Asian Development Bank	2.625%	2/9/15	20,005	20,714
Asian Development Bank	2.500%	3/15/16	11,150	11,680
Asian Development Bank	5.500%	6/27/16	5,450	6,216
Asian Development Bank	1.125%	3/15/17	34,275	34,412
Asian Development Bank	5.250%	6/12/17	100	116
Asian Development Bank	5.593%	7/16/18	1,700	2,013
Asian Development Bank	1.875%	10/23/18	5,120	5,185
Asian Development Bank	1.750%	3/21/19	12,350	12,340
Asian Development Bank	1.375%	3/23/20	2,750	2,635
Banco do Brasil SA	3.875%	1/23/17	6,650	6,757
Banco do Brasil SA	3.875%	10/10/22	5,375	4,682
Canada	2.375%	9/10/14	4,385	4,493
Canada	0.875%	2/14/17	19,250	19,154
China Development Bank Corp.	4.750%	10/8/14	2,625	2,737
China Development Bank Corp.	5.000%	10/15/15	525	569
CNOOC Finance 2013 Ltd.	1.750%	5/9/18	2,850	2,727
CNOOC Finance 2013 Ltd.	3.000%	5/9/23	3,900	3,518
Corp. Andina de Fomento	5.125%	5/5/15	3,775	4,025
Corp. Andina de Fomento	3.750%	1/15/16	9,460	10,002
Corp. Andina de Fomento	8.125%	6/4/19	1,375	1,700
Corp. Andina de Fomento	4.375%	6/15/22	17,046	17,400
Council Of Europe Development Bank	2.750%	2/10/15	2,200	2,280
Council Of Europe Development Bank	2.625%	2/16/16	4,240	4,442
Council Of Europe Development Bank	1.500%	2/22/17	6,000	6,056
Council Of Europe Development Bank	1.500%	6/19/17	1,350	1,362
Council Of Europe Development Bank	1.000%	3/7/18	10,450	10,125
Council Of Europe Development Bank	1.125%	5/31/18	4,550	4,418
8 Development Bank of Japan Inc.	4.250%	6/9/15	5,815	6,218
Ecopetrol SA	7.625%	7/23/19	6,725	7,960
European Bank for Reconstruction & Development	2.750%	4/20/15	7,700	8,020
European Bank for Reconstruction & Development	1.625%	9/3/15	1,800	1,841
European Bank for Reconstruction & Development	2.500%	3/15/16	11,975	12,547
European Bank for Reconstruction & Development	1.375%	10/20/16	4,735	4,805
European Bank for Reconstruction & Development	0.750%	9/1/17	8,075	7,901
European Bank for Reconstruction & Development	1.000%	9/17/18	2,050	1,981
European Bank for Reconstruction & Development	1.500%	3/16/20	10,950	10,504
European Investment Bank	1.125%	8/15/14	12,900	13,017
European Investment Bank	0.875%	12/15/14	21,220	21,394
European Investment Bank	2.875%	1/15/15	7,875	8,171
European Investment Bank	2.750%	3/23/15	10,325	10,736
European Investment Bank	1.125%	4/15/15	26,000	26,312
European Investment Bank	1.000%	7/15/15	24,000	24,209
European Investment Bank	1.625%	9/1/15	19,545	19,979
European Investment Bank	1.375%	10/20/15	4,545	4,621
European Investment Bank	4.875%	2/16/16	9,500	10,536
European Investment Bank	2.250%	3/15/16	18,400	19,136

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
European Investment Bank	0.625%	4/15/16	22,700	22,604
European Investment Bank	2.500%	5/16/16	15,700	16,460
European Investment Bank	2.125%	7/15/16	6,000	6,216
European Investment Bank	5.125%	9/13/16	14,700	16,607
European Investment Bank	1.250%	10/14/16	6,650	6,719
European Investment Bank	4.875%	1/17/17	5,500	6,212
European Investment Bank	1.750%	3/15/17	35,100	35,765
European Investment Bank	5.125%	5/30/17	9,150	10,493
European Investment Bank	1.625%	6/15/17	1,000	1,013
European Investment Bank	1.125%	9/15/17	14,425	14,209
European Investment Bank	1.000%	12/15/17	13,850	13,486
European Investment Bank	1.000%	3/15/18	20,575	19,859
European Investment Bank	1.000%	6/15/18	15,000	14,401
European Investment Bank	2.875%	9/15/20	14,650	14,811
European Investment Bank	4.000%	2/16/21	11,575	12,509
European Investment Bank	4.875%	2/15/36	100	113
Export Development Canada	2.250%	5/28/15	1,550	1,604
Export Development Canada	1.250%	10/26/16	705	715
Export Development Canada	0.750%	12/15/17	9,025	8,805
Export-Import Bank of Korea	5.875%	1/14/15	1,750	1,862
Export-Import Bank of Korea	5.125%	3/16/15	3,275	3,476
Export-Import Bank of Korea	4.125%	9/9/15	5,925	6,239
Export-Import Bank of Korea	3.750%	10/20/16	5,575	5,859
Export-Import Bank of Korea	4.000%	1/11/17	4,250	4,412
Export-Import Bank of Korea	1.750%	2/27/18	3,675	3,499
Export-Import Bank of Korea	5.125%	6/29/20	3,600	3,781
Export-Import Bank of Korea	4.000%	1/29/21	2,500	2,470
Export-Import Bank of Korea	4.375%	9/15/21	4,000	4,066
Export-Import Bank of Korea	5.000%	4/11/22	8,300	8,606
Federative Republic of Brazil	10.500%	7/14/14	1,275	1,391
Federative Republic of Brazil	7.875%	3/7/15	4,875	5,381
Federative Republic of Brazil	6.000%	1/17/17	21,330	23,911
3 Federative Republic of Brazil	8.000%	1/15/18	13,458	15,228
Federative Republic of Brazil	5.875%	1/15/19	16,050	18,217
Federative Republic of Brazil	8.875%	10/14/19	3,600	4,716
Federative Republic of Brazil	4.875%	1/22/21	14,470	15,505
Federative Republic of Brazil	2.625%	1/5/23	6,425	5,590
Federative Republic of Brazil	8.875%	4/15/24	1,525	2,116
Federative Republic of Brazil	8.750%	2/4/25	4,200	5,838
Federative Republic of Brazil	10.125%	5/15/27	4,200	6,489
Federative Republic of Brazil	8.250%	1/20/34	750	982
Federative Republic of Brazil	7.125%	1/20/37	11,425	13,596
3 Federative Republic of Brazil	11.000%	8/17/40	4,350	5,170
Federative Republic of Brazil	5.625%	1/7/41	33,250	33,084
FMS Wertmanagement AoeR	1.000%	11/21/17	4,350	4,244
Hydro-Quebec	7.500%	4/1/16	3,650	4,287
Hydro-Quebec	2.000%	6/30/16	14,825	15,283
Hydro-Quebec	1.375%	6/19/17	4,300	4,297
Hydro-Quebec	8.400%	1/15/22	3,040	4,151
Hydro-Quebec	8.050%	7/7/24	1,350	1,872
Hydro-Quebec	8.500%	12/1/29	100	149
Inter-American Development Bank	2.250%	7/15/15	9,625	9,954
Inter-American Development Bank	0.500%	8/17/15	4,900	4,899
Inter-American Development Bank	4.250%	9/14/15	3,450	3,722
Inter-American Development Bank	5.125%	9/13/16	100	113
Inter-American Development Bank	1.375%	10/18/16	9,810	9,980

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Inter-American Development Bank	1.125%	3/15/17	10,650	10,673
Inter-American Development Bank	2.375%	8/15/17	5,100	5,306
Inter-American Development Bank	0.875%	3/15/18	9,925	9,669
Inter-American Development Bank	1.750%	8/24/18	6,795	6,857
Inter-American Development Bank	1.125%	9/12/19	24,800	23,592
Inter-American Development Bank	3.875%	9/17/19	16,750	18,600
Inter-American Development Bank	3.875%	2/14/20	2,300	2,553
Inter-American Development Bank	7.000%	6/15/25	1,125	1,515
Inter-American Development Bank	3.200%	8/7/42	2,000	1,763
International Bank for
Reconstruction & Development	1.125%	8/25/14	10,275	10,355
International Bank for
Reconstruction & Development	2.375%	5/26/15	31,070	32,217
International Bank for
Reconstruction & Development	2.125%	3/15/16	20,450	21,290
International Bank for
Reconstruction & Development	5.000%	4/1/16	9,975	11,142
International Bank for
Reconstruction & Development	0.500%	4/15/16	12,700	12,644
International Bank for
Reconstruction & Development	1.000%	9/15/16	5,995	6,033
International Bank for
Reconstruction & Development	0.875%	4/17/17	33,975	33,812
International Bank for
Reconstruction & Development	7.625%	1/19/23	950	1,348
International Bank for
Reconstruction & Development	2.125%	2/13/23	3,700	3,534
International Bank for
Reconstruction & Development	8.875%	3/1/26	450	714
International Finance Corp.	2.750%	4/20/15	3,250	3,384
International Finance Corp.	2.250%	4/11/16	5,000	5,207
International Finance Corp.	1.125%	11/23/16	14,950	15,097
International Finance Corp.	1.000%	4/24/17	5,650	5,621
International Finance Corp.	2.125%	11/17/17	24,800	25,585
International Finance Corp.	0.625%	12/21/17	6,850	6,628
8 Japan Bank for International Cooperation	2.875%	2/2/15	6,300	6,532
8 Japan Bank for International Cooperation	1.875%	9/24/15	6,065	6,232
8 Japan Bank for International Cooperation	2.500%	1/21/16	5,600	5,833
8 Japan Bank for International Cooperation	2.500%	5/18/16	6,200	6,485
8 Japan Bank for International Cooperation	2.250%	7/13/16	5,000	5,190
8 Japan Bank for International Cooperation	1.125%	7/19/17	6,675	6,570
8 Japan Bank for International Cooperation	2.125%	2/7/19	5,000	5,030
8 Japan Finance Organization for Municipalities	4.625%	4/21/15	2,675	2,863
8 Japan Finance Organization for Municipalities	5.000%	5/16/17	1,600	1,803
8 Japan Finance Organization for Municipalities	4.000%	1/13/21	5,625	6,215
9 KFW	4.125%	10/15/14	575	602
9 KFW	2.750%	10/21/14	23,090	23,768
9 KFW	1.000%	1/12/15	19,825	19,964
9 KFW	2.625%	3/3/15	11,875	12,287
9 KFW	0.625%	4/24/15	15,700	15,754
9 KFW	1.250%	10/26/15	15,400	15,613
9 KFW	2.625%	2/16/16	3,450	3,621
9 KFW	5.125%	3/14/16	14,000	15,563
9 KFW	0.500%	4/19/16	16,000	15,835
9 KFW	2.000%	6/1/16	19,000	19,574
9 KFW	1.250%	10/5/16	15,230	15,379

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
9	KFW	4.875%	1/17/17	3,000	3,403
9	KFW	1.250%	2/15/17	29,000	29,168
9	KFW	0.875%	9/5/17	14,200	13,845
9	KFW	4.375%	3/15/18	18,850	21,158
9	KFW	1.000%	6/11/18	14,000	13,651
9	KFW	4.500%	7/16/18	6,425	7,305
9	KFW	4.875%	6/17/19	19,300	22,444
9	KFW	4.000%	1/27/20	5,500	6,101
9	KFW	2.750%	9/8/20	22,850	23,445
9	KFW	2.375%	8/25/21	9,590	9,491
9	KFW	2.625%	1/25/22	14,000	14,010
9	KFW	2.000%	10/4/22	7,875	7,398
9	KFW	2.125%	1/17/23	13,725	12,970
9	KFW	0.000%	4/18/36	7,000	2,961
9	KFW	0.000%	6/29/37	5,450	2,173
	Korea Development Bank	4.375%	8/10/15	11,800	12,421
	Korea Development Bank	3.250%	3/9/16	1,180	1,215
	Korea Development Bank	4.000%	9/9/16	2,500	2,634
	Korea Development Bank	3.875%	5/4/17	2,500	2,587
	Korea Development Bank	3.500%	8/22/17	3,450	3,530
	Korea Development Bank	1.500%	1/22/18	2,500	2,327
	Korea Development Bank	3.000%	9/14/22	5,000	4,550
	Korea Finance Corp.	3.250%	9/20/16	4,000	4,138
	Korea Finance Corp.	2.250%	8/7/17	1,475	1,441
	Korea Finance Corp.	4.625%	11/16/21	4,000	4,137
9	Landwirtschaftliche Rentenbank	3.125%	7/15/15	6,605	6,951
9	Landwirtschaftliche Rentenbank	4.875%	11/16/15	10,650	11,709
9	Landwirtschaftliche Rentenbank	2.500%	2/15/16	7,220	7,543
9	Landwirtschaftliche Rentenbank	2.125%	7/15/16	175	181
9	Landwirtschaftliche Rentenbank	5.125%	2/1/17	10,700	12,128
9	Landwirtschaftliche Rentenbank	0.875%	9/12/17	2,325	2,262
9	Landwirtschaftliche Rentenbank	2.375%	9/13/17	4,000	4,134
9	Landwirtschaftliche Rentenbank	1.875%	9/17/18	5,600	5,636
9	Landwirtschaftliche Rentenbank	1.375%	10/23/19	3,000	2,889
	Nexen Inc.	7.875%	3/15/32	325	410
	Nexen Inc.	5.875%	3/10/35	690	712
	Nexen Inc.	6.400%	5/15/37	13,400	14,613
	Nexen Inc.	7.500%	7/30/39	3,400	4,150
	Nordic Investment Bank	2.625%	10/6/14	4,000	4,097
	Nordic Investment Bank	2.500%	7/15/15	3,865	4,010
	Nordic Investment Bank	2.250%	3/15/16	4,250	4,428
	Nordic Investment Bank	0.500%	4/14/16	2,750	2,727
	Nordic Investment Bank	5.000%	2/1/17	1,150	1,311
	Nordic Investment Bank	1.000%	3/7/17	2,250	2,250
	Nordic Investment Bank	0.750%	1/17/18	14,450	14,048
	North American Development Bank	4.375%	2/11/20	975	1,040
	North American Development Bank	2.400%	10/26/22	3,300	3,054
10	Oesterreichische Kontrollbank AG	4.500%	3/9/15	2,600	2,772
10	Oesterreichische Kontrollbank AG	2.000%	6/3/16	24,500	25,227
10	Oesterreichische Kontrollbank AG	5.000%	4/25/17	4,025	4,580
3	Oriental Republic of Uruguay	7.625%	3/21/36	1,425	1,760
3	Oriental Republic of Uruguay	4.125%	11/20/45	16,079	12,951
	Pemex Project Funding Master Trust	7.375%	12/15/14	2,500	2,712
	Pemex Project Funding Master Trust	5.750%	3/1/18	17,575	19,161
	Pemex Project Funding Master Trust	6.625%	6/15/35	9,100	9,555
	Pemex Project Funding Master Trust	6.625%	6/15/38	2,025	2,109

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
People’s Republic of China	4.750%	10/29/13	1,800	1,824
Petrobras Global Finance BV	2.000%	5/20/16	11,000	10,735
Petrobras Global Finance BV	3.000%	1/15/19	1,000	929
Petrobras Global Finance BV	5.625%	5/20/43	3,600	3,129
Petrobras International Finance Co. - Pifco	2.875%	2/6/15	5,150	5,213
Petrobras International Finance Co. - Pifco	3.875%	1/27/16	3,350	3,435
Petrobras International Finance Co. - Pifco	6.125%	10/6/16	3,325	3,641
Petrobras International Finance Co. - Pifco	3.500%	2/6/17	12,250	12,182
Petrobras International Finance Co. - Pifco	5.875%	3/1/18	18,500	19,948
Petrobras International Finance Co. - Pifco	8.375%	12/10/18	2,300	2,699
Petrobras International Finance Co. - Pifco	7.875%	3/15/19	7,575	8,718
Petrobras International Finance Co. - Pifco	5.750%	1/20/20	11,260	11,655
Petrobras International Finance Co. - Pifco	5.375%	1/27/21	8,325	8,417
Petrobras International Finance Co. - Pifco	6.875%	1/20/40	8,025	8,014
Petrobras International Finance Co. - Pifco	6.750%	1/27/41	7,700	7,665
Petroleos Mexicanos	4.875%	3/15/15	9,875	10,381
Petroleos Mexicanos	8.000%	5/3/19	1,675	2,028
Petroleos Mexicanos	6.000%	3/5/20	5,000	5,553
Petroleos Mexicanos	5.500%	1/21/21	7,645	8,206
Petroleos Mexicanos	4.875%	1/24/22	19,850	20,223
Petroleos Mexicanos	6.500%	6/2/41	10,725	11,074
Petroleos Mexicanos	5.500%	6/27/44	17,400	15,705
Province of British Columbia	2.850%	6/15/15	6,100	6,374
Province of British Columbia	2.100%	5/18/16	5,280	5,470
Province of British Columbia	1.200%	4/25/17	4,900	4,899
Province of British Columbia	2.650%	9/22/21	8,200	8,142
Province of British Columbia	2.000%	10/23/22	5,000	4,645
Province of Manitoba	2.625%	7/15/15	1,475	1,537
Province of Manitoba	4.900%	12/6/16	6,065	6,868
Province of Manitoba	1.300%	4/3/17	4,050	4,067
Province of Manitoba	1.125%	6/1/18	1,250	1,219
Province of Manitoba	2.100%	9/6/22	3,000	2,820
Province of New Brunswick	2.750%	6/15/18	7,575	7,897
Province of Nova Scotia	2.375%	7/21/15	6,390	6,614
Province of Nova Scotia	5.125%	1/26/17	1,000	1,133
Province of Nova Scotia	9.125%	5/1/21	1,280	1,791
Province of Ontario	2.950%	2/5/15	1,475	1,530
Province of Ontario	0.950%	5/26/15	15,000	15,088
Province of Ontario	2.700%	6/16/15	10,800	11,231
Province of Ontario	1.875%	9/15/15	2,500	2,566
Province of Ontario	4.750%	1/19/16	4,325	4,745
Province of Ontario	5.450%	4/27/16	5,675	6,388
Province of Ontario	2.300%	5/10/16	26,290	27,302
Province of Ontario	1.600%	9/21/16	9,200	9,328
Province of Ontario	1.100%	10/25/17	10,650	10,439
Province of Ontario	3.150%	12/15/17	5,525	5,885
Province of Ontario	1.200%	2/14/18	5,600	5,472
Province of Ontario	3.000%	7/16/18	2,550	2,687
Province of Ontario	1.650%	9/27/19	11,000	10,509
Province of Ontario	4.000%	10/7/19	3,750	4,125
Province of Ontario	4.400%	4/14/20	9,200	10,244
Province of Ontario	2.450%	6/29/22	2,025	1,911
Quebec	4.600%	5/26/15	2,250	2,420
Quebec	5.125%	11/14/16	7,275	8,263
Quebec	4.625%	5/14/18	9,075	10,265
Quebec	3.500%	7/29/20	8,770	9,210

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Quebec	2.750%	8/25/21	13,475	13,208
Quebec	2.625%	2/13/23	15,300	14,352
Quebec	7.125%	2/9/24	325	421
Quebec	7.500%	9/15/29	6,875	9,461
Region of Lombardy Italy	5.804%	10/25/32	1,050	1,006
Republic of Chile	3.875%	8/5/20	6,850	7,177
Republic of Chile	3.250%	9/14/21	200	200
Republic of Chile	2.250%	10/30/22	10,400	9,172
Republic of Chile	3.625%	10/30/42	1,600	1,316
Republic of Colombia	8.250%	12/22/14	2,000	2,178
Republic of Colombia	7.375%	1/27/17	4,900	5,701
Republic of Colombia	7.375%	3/18/19	12,550	15,236
3 Republic of Colombia	2.625%	3/15/23	11,950	10,518
Republic of Colombia	4.375%	7/12/21	9,795	10,089
Republic of Colombia	11.750%	2/25/20	1,050	1,538
Republic of Colombia	8.125%	5/21/24	2,800	3,640
Republic of Colombia	7.375%	9/18/37	4,500	5,647
Republic of Colombia	6.125%	1/18/41	9,250	10,231
Republic of Finland	6.950%	2/15/26	1,000	1,280
Republic of Italy	4.500%	1/21/15	4,000	4,187
Republic of Italy	3.125%	1/26/15	15,815	16,215
Republic of Italy	4.750%	1/25/16	14,850	15,673
Republic of Italy	5.250%	9/20/16	10,855	11,666
Republic of Italy	5.375%	6/12/17	9,400	10,222
Republic of Italy	6.875%	9/27/23	5,725	6,632
Republic of Italy	5.375%	6/15/33	12,650	12,674
Republic of Korea	4.875%	9/22/14	6,785	7,073
Republic of Korea	5.125%	12/7/16	3,000	3,348
Republic of Korea	7.125%	4/16/19	7,828	9,575
Republic of Korea	5.625%	11/3/25	575	666
Republic of Panama	5.200%	1/30/20	10,455	11,409
Republic of Panama	7.125%	1/29/26	6,500	8,060
3 Republic of Panama	6.700%	1/26/36	9,648	11,254
Republic of Peru	7.125%	3/30/19	12,350	14,943
Republic of Peru	7.350%	7/21/25	1,525	1,906
Republic of Peru	8.750%	11/21/33	11,427	16,470
3 Republic of Peru	6.550%	3/14/37	5,200	6,099
Republic of Peru	5.625%	11/18/50	5,400	5,470
Republic of Philippines	5.500%	3/30/26	6,800	7,701
Republic of Philippines	7.750%	1/14/31	7,250	9,516
Republic of Philippines	6.375%	10/23/34	13,725	16,418
Republic of Philippines	5.000%	1/13/37	2,950	3,142
Republic of Philippines	6.500%	1/20/20	3,100	3,704
3 Republic of Philippines	7.500%	9/25/24	7,550	9,664
Republic of Philippines	9.500%	10/21/24	1,700	2,499
Republic of Philippines	10.625%	3/16/25	8,525	13,363
Republic of Philippines	9.500%	2/2/30	8,950	13,380
Republic of Philippines	4.000%	1/15/21	8,525	8,973
Republic of Poland	3.875%	7/16/15	9,550	9,991
Republic of Poland	5.000%	10/19/15	750	805
Republic of Poland	6.375%	7/15/19	12,960	15,131
Republic of Poland	5.125%	4/21/21	7,850	8,556
Republic of Poland	5.000%	3/23/22	6,185	6,656
Republic of Poland	3.000%	3/17/23	8,500	7,713
Republic of South Africa	6.875%	5/27/19	7,375	8,417
Republic of South Africa	5.500%	3/9/20	5,890	6,275

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Republic of South Africa	4.665%	1/17/24	5,300	5,128
Republic of South Africa	6.250%	3/8/41	2,100	2,242
Republic of Turkey	7.000%	9/26/16	17,900	20,043
Republic of Turkey	7.500%	7/14/17	12,175	14,032
Republic of Turkey	6.750%	4/3/18	10,275	11,688
Republic of Turkey	7.000%	3/11/19	10,200	11,832
Republic of Turkey	7.000%	6/5/20	13,100	15,261
Republic of Turkey	5.625%	3/30/21	1,475	1,593
Republic of Turkey	5.125%	3/25/22	8,925	9,260
Republic of Turkey	7.375%	2/5/25	16,475	19,688
Republic of Turkey	11.875%	1/15/30	13,000	21,775
Republic of Turkey	8.000%	2/14/34	1,400	1,757
Republic of Turkey	6.875%	3/17/36	13,100	14,672
Republic of Turkey	6.750%	5/30/40	16,000	17,680
Republic of Turkey	6.000%	1/14/41	9,400	9,447
State of Israel	5.500%	11/9/16	3,480	3,912
State of Israel	5.125%	3/26/19	5,350	6,069
State of Israel	4.000%	6/30/22	8,300	8,605
State of Israel	3.150%	6/30/23	2,000	1,869
State of Israel	4.500%	1/30/43	5,100	4,634
Statoil ASA	3.875%	4/15/14	1,250	1,283
Statoil ASA	2.900%	10/15/14	950	978
Statoil ASA	1.800%	11/23/16	300	308
Statoil ASA	3.125%	8/17/17	5,590	5,904
Statoil ASA	6.700%	1/15/18	1,000	1,200
Statoil ASA	1.200%	1/17/18	2,000	1,941
Statoil ASA	5.250%	4/15/19	7,215	8,338
Statoil ASA	3.150%	1/23/22	3,175	3,131
Statoil ASA	2.450%	1/17/23	14,300	13,272
Statoil ASA	2.650%	1/15/24	3,500	3,217
Statoil ASA	7.250%	9/23/27	1,975	2,631
6 Statoil ASA	6.500%	12/1/28	225	284
Statoil ASA	7.150%	1/15/29	1,165	1,552
Statoil ASA	5.100%	8/17/40	4,000	4,262
Statoil ASA	4.250%	11/23/41	2,300	2,169
Statoil ASA	3.950%	5/15/43	1,400	1,268
Svensk Exportkredit AB	3.250%	9/16/14	5,050	5,229
Svensk Exportkredit AB	1.750%	10/20/15	2,600	2,660
Svensk Exportkredit AB	0.625%	5/31/16	4,100	4,060
Svensk Exportkredit AB	2.125%	7/13/16	7,360	7,599
Svensk Exportkredit AB	5.125%	3/1/17	550	626
Svensk Exportkredit AB	1.750%	5/30/17	4,050	4,122
United Mexican States	6.625%	3/3/15	2,975	3,231
United Mexican States	11.375%	9/15/16	1,325	1,716
United Mexican States	5.625%	1/15/17	31,620	35,154
United Mexican States	5.950%	3/19/19	9,725	11,121
United Mexican States	3.625%	3/15/22	12,050	11,840
United Mexican States	8.300%	8/15/31	3,125	4,281
United Mexican States	6.750%	9/27/34	6,400	7,558
United Mexican States	6.050%	1/11/40	18,760	20,514
United Mexican States	4.750%	3/8/44	28,083	25,352
United Mexican States	5.750%	10/12/10	16,260	15,174
Total Sovereign Bonds (Cost $3,088,339)				3,095,241

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Taxable Municipal Bonds (0.9%)
Alameda County CA Joint Powers
Authority Lease Revenue	7.046%	12/1/44	4,080	4,706
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	7.834%	2/15/41	575	740
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	6.053%	2/15/43	400	438
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	5.939%	2/15/47	3,000	3,156
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	6.270%	2/15/50	1,090	1,097
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	7.499%	2/15/50	750	934
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	8.084%	2/15/50	3,050	3,901
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	6.793%	4/1/30	875	1,056
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	6.918%	4/1/40	1,500	1,875
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	6.263%	4/1/49	4,283	5,037
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	7.043%	4/1/50	1,025	1,319
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	6.907%	10/1/50	4,565	5,778
California Educational Facilities Authority
Revenue (Stanford University)	4.250%	5/1/16	750	818
California GO	3.950%	11/1/15	2,550	2,707
California GO	5.750%	3/1/17	4,000	4,542
California GO	6.200%	3/1/19	1,100	1,286
California GO	6.200%	10/1/19	4,935	5,819
California GO	5.700%	11/1/21	4,655	5,438
California GO	7.500%	4/1/34	12,380	16,137
California GO	7.550%	4/1/39	14,045	18,797
California GO	7.300%	10/1/39	1,200	1,559
California GO	7.350%	11/1/39	7,525	9,831
California GO	7.625%	3/1/40	2,950	3,960
California GO	7.600%	11/1/40	10,900	14,713
Central Puget Sound WA Regional Transit
Authority Sales & Use Tax Revenue	5.491%	11/1/39	550	614
Chicago IL Board of Education GO	6.319%	11/1/29	1,025	1,077
Chicago IL Board of Education GO	6.138%	12/1/39	4,400	4,409
Chicago IL GO	7.781%	1/1/35	825	998
Chicago IL Metropolitan Water Reclamation
District GO	5.720%	12/1/38	3,060	3,591
Chicago IL O’Hare International Airport Revenue	6.845%	1/1/38	400	442
Chicago IL O’Hare International Airport Revenue	6.395%	1/1/40	600	709
Chicago IL Transit Authority Sales Tax
Receipts Revenue	6.200%	12/1/40	1,650	1,793
Chicago IL Transit Authority Transfer Tax
Receipts Revenue	6.899%	12/1/40	4,255	4,973
Chicago IL Wastewater Transmission Revenue	6.900%	1/1/40	600	720
Chicago IL Water Revenue	6.742%	11/1/40	900	1,115
Clark County NV Airport Revenue	6.881%	7/1/42	550	615
Commonwealth Financing Authority
Pennsylvania Revenue	6.218%	6/1/39	2,350	2,651

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Connecticut GO	5.090%	10/1/30	800	832
Connecticut GO	5.850%	3/15/32	6,665	7,549
Connecticut Special Tax Revenue
(Transportation Infrastructure)	5.459%	11/1/30	100	108
Cook County IL GO	6.229%	11/15/34	750	767
Curators of the University of Missouri System
Facilities Revenue	5.960%	11/1/39	1,000	1,139
Curators of the University of Missouri
System Facilities Revenue	5.792%	11/1/41	1,000	1,111
Dallas County TX Hospital District Revenue	5.621%	8/15/44	850	970
Dallas TX Area Rapid Transit Revenue	4.922%	12/1/41	1,650	1,734
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	1,100	1,340
Dallas TX Area Rapid Transit Revenue	5.022%	12/1/48	2,675	2,830
Dallas TX Independent School District GO	6.450%	2/15/35	1,500	1,768
Dartmouth College New Hampshire GO	4.750%	6/1/19	275	309
Denver CO City & County School
District No. 1 COP	7.017%	12/15/37	1,050	1,302
Denver CO City & County School
District No. 1 GO	5.664%	12/1/33	525	572
District of Columbia Income Tax Revenue	5.591%	12/1/34	450	517
District of Columbia Income Tax Revenue	5.582%	12/1/35	650	728
East Baton Rouge LA Sewer Commission Revenue	6.087%	2/1/45	975	1,057
Energy Northwest Washington Electric Revenue
(Columbia Generating Station)	2.197%	7/1/19	2,000	1,954
Florida Hurricane Catastrophe Fund
Finance Corp. Revenue	2.107%	7/1/18	3,300	3,209
Florida Hurricane Catastrophe Fund
Finance Corp. Revenue	2.995%	7/1/20	6,600	6,156
George Washington University
District of Columbia GO	3.485%	9/15/22	5,700	5,660
Georgia GO	4.503%	11/1/25	2,300	2,517
Georgia Municipal Electric Power
Authority Revenue	6.637%	4/1/57	6,445	7,094
Georgia Municipal Electric Power
Authority Revenue	6.655%	4/1/57	2,250	2,432
Georgia Municipal Electric Power
Authority Revenue	7.055%	4/1/57	4,925	4,959
Harvard University Massachusetts GO	4.875%	10/15/40	2,925	3,233
Howard Hughes Medical Institute
Maryland Revenue	3.450%	9/1/14	1,450	1,501
Illinois GO	4.511%	3/1/15	3,350	3,518
Illinois GO	5.365%	3/1/17	3,000	3,242
Illinois GO	5.665%	3/1/18	5,000	5,515
Illinois GO	4.950%	6/1/23	5,125	5,088
Illinois GO	5.100%	6/1/33	29,230	27,563
Illinois GO	6.630%	2/1/35	1,050	1,103
Illinois GO	6.725%	4/1/35	3,250	3,447
Illinois GO	7.350%	7/1/35	5,950	6,581
Illinois Toll Highway Authority Revenue	6.184%	1/1/34	460	544
Illinois Toll Highway Authority Revenue	5.851%	12/1/34	625	721
Indianapolis IN Local Public Improvement Revenue	6.116%	1/15/40	3,700	4,404
JobsOhio Beverage System Statewide
Liquor Profits Revenue	3.985%	1/1/29	3,600	3,390
JobsOhio Beverage System Statewide
Liquor Profits Revenue	4.532%	1/1/35	2,350	2,222

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
11	Kansas Development Finance Authority Revenue
	(Public Employees Retirement System)	5.501%	5/1/34	1,525	1,638
3	Kentucky Asset/Liability Commission
	General Fund Revenue	3.165%	4/1/18	248	251
	Las Vegas Valley Water District Nevada GO	7.013%	6/1/39	650	718
	Los Angeles CA Community College District GO	6.600%	8/1/42	2,150	2,705
	Los Angeles CA Department of
	Water & Power Revenue	5.716%	7/1/39	850	937
	Los Angeles CA Department of
	Water & Power Revenue	6.008%	7/1/39	2,400	2,771
	Los Angeles CA Department of
	Water & Power Revenue	6.166%	7/1/40	600	689
	Los Angeles CA Department of
	Water & Power Revenue	6.574%	7/1/45	5,215	6,608
	Los Angeles CA Department of
	Water & Power Revenue	6.603%	7/1/50	500	634
	Los Angeles CA Unified School District GO	5.755%	7/1/29	1,500	1,640
	Los Angeles CA Unified School District GO	5.750%	7/1/34	7,190	7,846
	Los Angeles County CA Metropolitan
	Transportation Authority Sales Tax Revenue	5.735%	6/1/39	2,200	2,460
	Los Angeles County CA Public Works
	Financing Authority Lease Revenue	7.488%	8/1/33	1,700	2,051
	Los Angeles County CA Public Works
	Financing Authority Lease Revenue	7.618%	8/1/40	850	1,041
	Maryland Transportation Authority
	Facilities Projects Revenue	5.888%	7/1/43	800	915
	Massachusetts GO	4.200%	12/1/21	3,000	3,222
	Massachusetts GO	5.456%	12/1/39	4,690	5,179
	Massachusetts School Building Authority
	Dedicated Sales Tax Revenue	5.715%	8/15/39	2,100	2,418
	Massachusetts Transportation Fund Revenue	5.731%	6/1/40	475	562
	Massachusetts Water Pollution Abatement Trust	5.192%	8/1/40	2,415	2,579
	Metropolitan Government of Nashville
	& Davidson County TN Convention Center
	Authority Tourism Tax Revenue	6.731%	7/1/43	1,500	1,744
	Metropolitan Government of Nashville
	& Davidson County TN GO	5.707%	7/1/34	1,000	1,119
	Metropolitan Washington DC/VA Airports
	Authority Dulles Toll Road Revenue	7.462%	10/1/46	525	611
	Metropolitan Water District of Southern
	California Water Revenue	6.947%	7/1/40	650	772
	Mississippi GO	5.245%	11/1/34	700	757
	Missouri Highways & Transportation
	Commission Road Revenue	5.445%	5/1/33	600	668
12	New Jersey Economic Development Authority
	Revenue (State Pension Funding)	7.425%	2/15/29	4,065	4,897
	New Jersey Transportation Trust Fund Authority
	Transportation System Revenue	5.754%	12/15/28	2,355	2,573
	New Jersey Transportation Trust Fund Authority
	Transportation System Revenue	6.561%	12/15/40	5,290	6,130
13	New Jersey Turnpike Authority Revenue	4.252%	1/1/16	695	711
	New Jersey Turnpike Authority Revenue	7.414%	1/1/40	6,400	8,550
	New Jersey Turnpike Authority Revenue	7.102%	1/1/41	4,790	6,188
	New York City NY GO	6.646%	12/1/31	100	117
	New York City NY GO	6.246%	6/1/35	950	1,088
	New York City NY GO	5.968%	3/1/36	1,840	2,111

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
New York City NY GO	5.985%	12/1/36	600	694
New York City NY GO	5.517%	10/1/37	3,225	3,604
New York City NY GO	6.271%	12/1/37	3,450	4,137
New York City NY GO	5.846%	6/1/40	750	833
New York City NY Municipal Water Finance
Authority Water & Sewer System Revenue	5.750%	6/15/41	500	573
New York City NY Municipal Water Finance
Authority Water & Sewer System Revenue	5.790%	6/15/41	4,000	4,483
New York City NY Municipal Water Finance
Authority Water & Sewer System Revenue	5.952%	6/15/42	1,150	1,352
New York City NY Municipal Water Finance
Authority Water & Sewer System Revenue	6.011%	6/15/42	350	415
New York City NY Municipal Water Finance
Authority Water & Sewer System Revenue	5.440%	6/15/43	2,400	2,618
New York City NY Municipal Water Finance
Authority Water & Sewer System Revenue	5.882%	6/15/44	3,890	4,502
New York City NY Transitional Finance Authority
Building Aid Revenue	6.828%	7/15/40	2,500	3,143
New York City NY Transitional Finance Authority
Future Tax Revenue	5.767%	8/1/36	750	870
New York City NY Transitional Finance Authority
Future Tax Revenue	5.508%	8/1/37	3,300	3,651
New York City NY Transitional Finance Authority
Future Tax Revenue	5.572%	11/1/38	1,000	1,116
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	7.336%	11/15/39	3,950	5,366
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	6.089%	11/15/40	400	459
New York Metropolitan Transportation Authority
Revenue (Transit Revenue)	6.548%	11/15/31	300	358
New York Metropolitan Transportation Authority
Revenue (Transit Revenue)	5.871%	11/15/39	975	1,048
New York Metropolitan Transportation Authority
Revenue (Transit Revenue)	6.648%	11/15/39	2,340	2,748
New York Metropolitan Transportation Authority
Revenue (Transit Revenue)	6.668%	11/15/39	2,000	2,399
New York State Dormitory Authority Revenue
(Personal Income Tax)	5.500%	3/15/30	3,745	4,325
New York State Dormitory Authority Revenue
(Personal Income Tax)	5.289%	3/15/33	1,250	1,346
New York State Dormitory Authority Revenue
(Personal Income Tax)	5.628%	3/15/39	900	1,000
New York State Dormitory Authority Revenue
(Personal Income Tax)	5.389%	3/15/40	750	817
New York State Urban Development Corp.
Revenue (Personal Income Tax)	5.770%	3/15/39	2,375	2,574
New York State Urban Development Corp.
Revenue (Personal Income Tax)	5.838%	3/15/40	650	705
New York University Hospitals Center GO	4.428%	7/1/42	1,850	1,715
North Texas Tollway Authority System Revenue	6.718%	1/1/49	3,525	4,311
Ohio State University General Receipts Revenue	4.910%	6/1/40	1,575	1,560
Ohio State University General Receipts Revenue	4.800%	6/1/11	5,256	4,604
Ohio Water Development Authority Water
Pollution Control Loan Fund Revenue	4.879%	12/1/34	1,000	1,036
Orange County CA Local Transportation
Authority Sales Tax Revenue	6.908%	2/15/41	650	835

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Oregon Department of Transportation
	Highway User Tax Revenue	5.834%	11/15/34	1,050	1,246
	Oregon GO	5.762%	6/1/23	850	1,005
	Oregon GO	5.892%	6/1/27	975	1,179
13	Oregon School Boards Association GO	4.759%	6/30/28	11,450	12,089
11	Oregon School Boards Association GO	5.528%	6/30/28	375	410
	Pennsylvania GO	4.650%	2/15/26	2,015	2,150
	Pennsylvania GO	5.350%	5/1/30	3,000	3,356
	Pennsylvania Public School Building Authority
	Lease Revenue (School District of Philadelphia)	5.000%	9/15/27	1,000	1,065
	Pennsylvania Turnpike Commission Revenue	5.511%	12/1/45	2,250	2,433
	Pennsylvania Turnpike Commission Revenue	5.561%	12/1/49	550	598
	Port Authority of New York
	& New Jersey Revenue	6.040%	12/1/29	850	1,000
	Port Authority of New York
	& New Jersey Revenue	5.647%	11/1/40	4,700	5,233
	Port Authority of New York
	& New Jersey Revenue	4.926%	10/1/51	4,465	4,452
	Port Authority of New York
	& New Jersey Revenue	4.458%	10/1/62	10,250	9,294
	Princeton University New Jersey GO	5.700%	3/1/39	1,500	1,856
	Puerto Rico Government Development Bank GO	3.670%	5/1/14	2,000	2,003
	Puerto Rico Government Development Bank GO	4.704%	5/1/16	1,750	1,755
	Regional Transportation District of
	Colorado Sales Tax Revenue	5.844%	11/1/50	1,400	1,669
	Rutgers State University NJ Revenue	5.665%	5/1/40	725	822
	Salt River Project Arizona Agricultural
	Improvement & Power District Revenue	4.839%	1/1/41	750	773
	San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	1,500	1,771
	San Antonio TX Electric & Gas Systems Revenue	5.718%	2/1/41	1,175	1,364
	San Antonio TX Electric & Gas Systems Revenue	5.808%	2/1/41	2,075	2,403
	San Antonio TX Electric & Gas Systems Revenue	4.427%	2/1/42	1,060	1,032
	San Diego County CA Regional Transportation
	Authority Sales Tax Revenue	5.911%	4/1/48	1,470	1,757
	San Diego County CA Water Authority Revenue	6.138%	5/1/49	1,340	1,569
	San Francisco CA City & County Public Utilities
	Commission Water Revenue	6.000%	11/1/40	1,600	1,849
	San Francisco CA City & County Public Utilities
	Commission Water Revenue	6.950%	11/1/50	3,000	3,801
	Santa Clara Valley CA Transportation Authority
	Sales Tax Revenue	5.876%	4/1/32	3,855	4,311
	Sonoma County CA Pension Obligation Revenue	6.000%	12/1/29	775	830
	South Carolina Public Service Authority Revenue	6.454%	1/1/50	2,125	2,465
	Texas GO	5.517%	4/1/39	1,590	1,835
	Texas Transportation Commission Revenue	5.028%	4/1/26	750	834
	Texas Transportation Commission Revenue	5.178%	4/1/30	3,300	3,741
	Texas Transportation Commission Revenue	4.631%	4/1/33	2,300	2,439
	Texas Transportation Commission Revenue	4.681%	4/1/40	1,375	1,394
	Tufts University Massachusetts GO	5.017%	4/15/12	4,700	4,724
	University of California Regents
	Medical Center Revenue	6.548%	5/15/48	1,600	1,927
	University of California Regents
	Medical Center Revenue	6.583%	5/15/49	975	1,159
	University of California Revenue	0.887%	7/1/13	600	600
	University of California Revenue	1.796%	7/1/19	1,000	965
	University of California Revenue	5.770%	5/15/43	5,790	6,372

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
University of California Revenue	5.946%	5/15/45	4,950	5,525
University of California Revenue	4.858%	5/15/12	5,125	4,499
University of Massachusetts Building
Authority Revenue	5.450%	11/1/40	600	663
University of Southern California Revenue	5.250%	10/1/11	1,800	2,073
University of Texas System Revenue
Financing System Revenue	5.262%	7/1/39	650	733
University of Texas System Revenue
Financing System Revenue	6.276%	8/15/41	525	592
University of Texas System Revenue
Financing System Revenue	5.134%	8/15/42	150	163
University of Texas System Revenue
Financing System Revenue	4.794%	8/15/46	1,665	1,711
University of Virginia Revenue	6.200%	9/1/39	1,000	1,235
Utah GO	4.554%	7/1/24	1,000	1,097
Utah GO	3.539%	7/1/25	2,300	2,340
Utah Transit Authority Sales Tax Revenue	5.937%	6/15/39	100	120
Virginia Commonwealth Transportation
Board Revenue	5.350%	5/15/35	730	802
Washington GO	5.090%	8/1/33	3,825	4,222
Washington GO	5.481%	8/1/39	270	303
Washington GO	5.140%	8/1/40	1,920	2,127
11 Wisconsin GO	5.700%	5/1/26	1,800	2,112
Total Taxable Municipal Bonds (Cost $518,497)				557,981

			Shares
Temporary Cash Investment (5.9%)
Money Market Fund (5.9%)
14 Vanguard Market Liquidity Fund
(Cost $3,723,137)	0.127%		3,723,137,163	3,723,137
Total Investments (104.5%) (Cost $64,830,007)				65,300,559
Other Assets and Liabilities (-4.5%)
Other Assets				1,266,697
Liabilities				(4,096,297)
				(2,829,600)
Net Assets (100%)				62,470,959

Total Bond Market II Index Fund

At June 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	61,964,265
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	36,142
Unrealized Appreciation (Depreciation)	470,552
Net Assets	62,470,959

Investor Shares—Net Assets
Applicable to 4,027,674,454 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	42,645,280
Net Asset Value Per Share—Investor Shares	$10.59

Institutional Shares—Net Assets
Applicable to 1,872,394,810 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	19,825,679
Net Asset Value Per Share—Institutional Shares	$10.59

■ See Note A in Notes to Financial Statements.
1 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of June 30, 2013.
5 Adjustable-rate security.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2013, the aggregate value of these securities was $202,237,000, representing 0.3% of net assets.
7 Non-income-producing security—security in default.
8 Guaranteed by the Government of Japan.
9 Guaranteed by the Federal Republic of Germany.
10 Guaranteed by the Republic of Austria.
11 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
12 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
13 Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
14 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
COP—Certificate of Participation.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market II Index Fund

Statement of Assets and Liabilities
As of June 30, 2013

Market
Value
($000)
Assets
Investments in Securities, at Value
Unaffiliated Issuers	61,577,422
Affiliated Vanguard Funds	3,723,137
65,300,559
Receivables for Investment Securities Sold	402,492
Accrued Income	379,191
Other Assets	485,014
Total Assets	66,567,256
Liabilities
Payables for Investment Securities Purchased	3,821,736
Other Liabilities	274,561
Total Liabilities	4,096,297
Net Assets	62,470,959

■ See Note A in Notes to Financial Statements.
See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market II Index Fund

Statement of Operations

Six Months Ended
June 30, 2013
($000)
Investment Income
Income
Interest[1]	696,019
Total Income	696,019
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,168
Management and Administrative—Investor Shares	20,667
Management and Administrative—Institutional Shares	1,683
Marketing and Distribution—Investor Shares	6,457
Marketing and Distribution—Institutional Shares	2,795
Custodian Fees	409
Shareholders’ Reports—Investor Shares	1
Shareholders’ Reports—Institutional Shares	1
Trustees’ Fees and Expenses	50
Total Expenses	33,231
Net Investment Income	662,788
Realized Net Gain (Loss) on Investment Securities Sold	530,770
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(2,643,438)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,449,880)
1 Interest income from an affiliated company of the fund was $3,560,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market II Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	662,788	1,338,482
Realized Net Gain (Loss)	530,770	372,777
Change in Unrealized Appreciation (Depreciation)	(2,643,438)	522,990
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,449,880)	2,234,249
Distributions
Net Investment Income
Investor Shares	(461,972)	(939,104)
Institutional Shares	(200,816)	(399,378)
Realized Capital Gain[1]
Investor Shares	(37,308)	(274,184)
Institutional Shares	(15,060)	(111,105)
Total Distributions	(715,156)	(1,723,771)
Capital Share Transactions
Investor Shares	(1,629,936)	9,770,145
Institutional Shares	1,803,890	4,152,064
Net Increase (Decrease) from Capital Share Transactions	173,954	13,922,209
Total Increase (Decrease)	(1,991,082)	14,432,687
Net Assets
Beginning of Period	64,462,041	50,029,354
End of Period	62,470,959	64,462,041

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $6,546,000 and $198,127,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market II Index Fund

Financial Highlights

Investor Shares
	Six Months				Jan. 26,
	Ended				2009[1] to
	June 30,	Year Ended December 31,			Dec. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.97	$10.87	$10.50	$10.26	$10.00
Investment Operations
Net Investment Income	.106	.253	.315	.345	.358
Net Realized and Unrealized Gain (Loss)
on Investments	(.372)	.168	.470	.308	.260
Total from Investment Operations	(.266)	.421	.785	.653	.618
Distributions
Dividends from Net Investment Income	(.106)	(.253)	(.315)	(.345)	(.358)
Distributions from Realized Capital Gains	(.008)	(.068)	(.100)	(.068)	—
Total Distributions	(.114)	(.321)	(.415)	(.413)	(.358)
Net Asset Value, End of Period	$10.59	$10.97	$10.87	$10.50	$10.26

Total Return[2]	-2.45%	3.91%	7.59%	6.42%	6.28%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$42,645	$45,758	$35,626	$27,807	$20,432
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.11%[3]
Ratio of Net Investment Income to
Average Net Assets	1.96%	2.29%	2.94%	3.25%	3.76%[3]
Portfolio Turnover Rate	147%[4,5]	102%[4]	134%[4]	105%[4]	110%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Annualized.
4 Includes 36%, 53%, 41%, and 31% attributable to mortgage-dollar-roll activity.
5 Excludes the value of portfolio securities received or delivered as a result of inkind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market II Index Fund

Financial Highlights

Institutional Shares
	Six Months				Feb. 17,
	Ended				2009[1] to
	June 30,	Year Ended December 31,			Dec. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.97	$10.87	$10.50	$10.26	$10.03
Investment Operations
Net Investment Income	.110	.261	.322	.350	.338
Net Realized and Unrealized Gain (Loss)
on Investments	(.372)	.168	.470	.308	.230
Total from Investment Operations	(.262)	.429	.792	.658	.568
Distributions
Dividends from Net Investment Income	(.110)	(.261)	(.322)	(.350)	(.338)
Distributions from Realized Capital Gains	(.008)	(.068)	(.100)	(.068)	—
Total Distributions	(.118)	(.329)	(.422)	(.418)	(.338)
Net Asset Value, End of Period	$10.59	$10.97	$10.87	$10.50	$10.26

Total Return	-2.41%	3.99%	7.67%	6.47%	5.80%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19,826	$18,704	$14,403	$10,629	$7,076
Ratio of Total Expenses to
Average Net Assets	0.05%	0.05%	0.05%	0.07%	0.07%[2]
Ratio of Net Investment Income to
Average Net Assets	2.03%	2.36%	3.01%	3.30%	3.80%[2]
Portfolio Turnover Rate	147%[3,4]	102%[3]	134%[3]	105%[3]	110%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Annualized.
3 Includes 36%, 53%, 41%, and 31% attributable to mortgage-dollar-roll activity.
4 Excludes the value of portfolio securities received or delivered as a result of inkind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market II Index Fund

Notes to Financial Statements

Vanguard Total Bond Market II Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund has been established by Vanguard as an investment vehicle for Vanguard funds-of-funds as well as certain similar trusts and accounts (“eligible investors”). The fund is not available to other investors. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. For TBA purchases, the fund maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

3. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities. The primary risk associated with

Total Bond Market II Index Fund

mortgage dollar rolls is that a counterparty will default on its obligations. This risk is mitigated by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2009–2012), and for the period ended June 30, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2013, the fund had contributed capital of $7,678,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 3.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Total Bond Market II Index Fund

The following table summarizes the market value of the fund’s investments as of June 30, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	42,315,355	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	1,540,784	—
Corporate Bonds	—	14,068,061	—
Sovereign Bonds	—	3,095,241	—
Taxable Municipal Bonds	—	557,981	—
Temporary Cash Investments	3,723,137	—	—
Total	3,723,137	61,577,422	—

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended June 30, 2013, the fund realized $487,563,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

At June 30, 2013, the cost of investment securities for tax purposes was $64,830,007,000. Net unrealized appreciation of investment securities for tax purposes was $470,552,000, consisting of unrealized gains of $1,436,649,000 on securities that had risen in value since their purchase and $966,097,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2013, the fund purchased $4,378,525,000 of investment securities and sold $3,085,584,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $54,259,472,000 and $55,493,742,000, respectively. Total purchases and sales include $0 and $9,624,058,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Total Bond Market II Index Fund

F. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
		June 30, 2013	December 31, 2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	8,820,443	809,289	12,199,836	1,113,398
Issued in Lieu of Cash Distributions	499,280	45,997	1,136,024	103,375
Redeemed	(10,949,659)	(996,999)	(3,565,715)	(324,432)
Net Increase (Decrease)—Investor Shares	(1,629,936)	(141,713)	9,770,145	892,341
Institutional Shares
Issued	4,075,900	374,695	5,607,710	512,189
Issued in Lieu of Cash Distributions	215,876	19,898	510,012	46,433
Redeemed	(2,487,886)	(226,516)	(1,965,658)	(179,120)
Net Increase (Decrease) —Institutional Shares	1,803,890	168,077	4,152,064	379,502

G. In preparing the financial statements as of June 30, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended June 30, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Bond Market II Index Fund	12/31/2012	6/30/2013	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$975.53	$0.59
Institutional Shares	1,000.00	975.87	0.24
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.20	$0.60
Institutional Shares	1,000.00	1,024.55	0.25

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.12% for Investor Shares and 0.05% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Total Bond Market II Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Fixed Income Group—serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the investment management services provided to the fund since its inception in 2009 and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the fund’s performance since its inception in 2009 relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays using ratings generally derived from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating is shown.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Spliced Barclays U.S. Aggregate Float Adjusted Index: Barclays U.S. Aggregate Bond Index through December 31, 2009; Barclays U.S. Aggregate Float Adjusted Index thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 182 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services) and
(diversified manufacturing and services), Hewlett-	of Oxfam America; Director of SKF AB (industrial
Packard Co. (electronic computer manufacturing),

machinery) and the Lumina Foundation for Education;	Executive Officers
Member of the Advisory Council for the College of
Arts and Letters and of the Advisory Board to the	Glenn Booraem
Kellogg Institute for International Studies, both at	Born 1967. Controller Since July 2010. Principal
the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.
Chairman Emeritus and Senior Advisor

Peter F. Volanakis	John J. Brennan
Born 1955. Trustee Since July 2009. Principal	Chairman, 1996–2009
Occupation(s) During the Past Five Years: President	Chief Executive Officer and President, 1996–2008
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business
Administration at Dartmouth College; Advisor to the	John C. Bogle
Norris Cotton Cancer Center.	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. Q6352 082013

Semiannual Report | June 30, 2013

Vanguard Inflation-Protected Securities Fund

> Vanguard Inflation-Protected Securities Fund returned –7.65% for Investor Shares during the six months ended June 30, close to its benchmark index and a few steps behind the average return of peer-group funds.

> The prices of Treasury inflation-protected securities fell substantially as investors reassessed the outlook for interest rates and inflation in the wake of comments from the Federal Reserve.

> The yields of intermediate-term TIPS, which had been negative, turned positive, though the fund’s SEC yield remained below 0%.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	10
Performance Summary.	11
Financial Statements.	12
About Your Fund’s Expenses.	24
Trustees Approve Advisory Arrangement.	26
Glossary.	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended June 30, 2013
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Inflation-Protected Securities Fund
Investor Shares	-0.37%	0.64%	-8.29%	-7.65%
Admiral™ Shares	-0.27	0.74	-8.38	-7.64
Institutional Shares	-0.24	0.76	-8.34	-7.58
Barclays U.S. Treasury Inflation Protected Securities Index				-7.39
Inflation-Protected Bond Funds Average				-6.92
Inflation-Protected Bond Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Your Fund’s Performance at a Glance
December 31, 2012, Through June 30, 2013
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Inflation-Protected Securities Fund
Investor Shares	$14.53	$13.36	$0.017	$0.045
Admiral Shares	28.54	26.22	0.059	0.089
Institutional Shares	11.62	10.68	0.026	0.036

1

Chairman’s Letter

Dear Shareholder,

The Investor Shares of Vanguard Inflation-Protected Securities Fund returned –7.65% in the first half of 2013, while the returns of Admiral and Institutional Shares were slightly higher. The fund’s return was close to the –7.39% result of its benchmark, the Barclays U.S. Treasury Inflation Protected Securities Index, and behind the –6.92% average return of its peer group.

The six months were marked by an abrupt bond market downdraft, a lowering of investors’ outlook for inflation, and an outflow of assets from Treasury inflation-protected securities (TIPS) funds. While the period was a difficult time for bonds in general, it was even more difficult for TIPS: Your fund’s return in the second quarter (–7.34% for Investor Shares) was the lowest quarterly return in its 13-year history.

One consequence of investors’ revised view of inflation was that the yields of intermediate-term TIPS moved from negative to positive. The yield of the fund, which includes a range of maturities, remained negative, but substantially less so than previously. As of December 31, 2012, the fund’s SEC yield stood at –1.09% for Investor Shares. By June 30, the SEC yield was –0.37%.

2

(Negative yields, a historical oddity, occur when buyers are willing to pay more for bonds than they would receive in interest at the current rate. I’ll discuss these dynamics later in the letter.)

The unhappy six months can serve as a reminder of the trade-offs involved in investing in this fund. The fund’s long-term structure—in particular its duration, or sensitivity to interest rate changes—makes it more volatile than its counterpart, Vanguard Short-Term Inflation-Protected Securities Index Fund, which has a shorter duration. On the other hand, this longer-duration fund offers the potential for higher yields.

Bond prices fell sharply in the period’s final months
In the broad market for bonds, including TIPS, returns sputtered along through most of the six-month period, turned negative in May, and retreated farther in June. Yields rose and prices fell as investors worried that the Federal Reserve might start scaling back its huge monthly bond purchases, which are aimed at stimulating the economy by lowering longer-term interest rates.

Fed Chairman Ben Bernanke said the stimulus tapering might materialize later in 2013 if economic growth trends justified “letting up a bit on the gas pedal.”

Market Barometer
			Total Returns
		Periods Ended June 30, 2013
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	-2.44%	-0.69%	5.19%
Barclays Municipal Bond Index (Broad tax-exempt market)	-2.69	0.24	5.33
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.08	0.23

Stocks
Russell 1000 Index (Large-caps)	13.91%	21.24%	7.12%
Russell 2000 Index (Small-caps)	15.86	24.21	8.77
Russell 3000 Index (Broad U.S. market)	14.06	21.46	7.25
MSCI All Country World Index ex USA (International)	-0.04	13.63	-0.80

CPI
Consumer Price Index	1.70%	1.75%	1.31%

3

Because the end of the Fed’s buying would lead to higher yields and lower bond prices down the road, some investors fled bonds. This resulted in a jump in the yield of the benchmark 10-year Treasury note, which finished the period at 2.47%, compared with 2.11% at the end of May and 1.67% at the end of April. The broad U.S. taxable bond market returned –2.44% for the half year, and municipal bonds fared even worse, returning –2.69%.

Vanguard’s chief economist, Joe Davis, pointed to a positive message in the Fed’s evolving stance. “The Federal Reserve is coming closer to the realization that the U.S. economy is stronger today than it was a year ago,” he said, “and so does not need the insurance, so to speak, of additional quantitative easing,” as the Fed’s bond-buying program is known.

The Fed left its target for short-term rates between 0% and 0.25%. Returns from money market funds and savings accounts have been minuscule since the Fed imposed the historically low target in December 2008 to combat the financial crisis.

Global stocks notched gains despite some recent turbulence
After staging a stellar performance for most of the first half of 2013, global stocks declined in June. Investors worldwide

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Institutional	Peer Group
	Shares	Shares	Shares	Average
Inflation-Protected Securities Fund	0.20%	0.10%	0.07%	0.80%

The fund expense ratios shown are from the prospectus dated April 29, 2013, and represent estimated costs for the current fiscal year. For the six months ended June 30, 2013, the fund’s annualized expense ratios were 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2012.

Peer group: Inflation-Protected Bond Funds.

4

were spooked by the remarks of the Fed chairman and also by signs of trouble in China’s economy.

Still, U.S. stocks returned about 14% for the six-month period, despite a drop of more than 1% in June. Developed markets in the Pacific region generally fared better than their European and emerging-market counterparts. Notably, Japanese stocks made a recovery in June from a sharp decline in May.

Benign inflation and Fed comments helped put pressure on TIPS
The year began with a sell-off of TIPS, as many investors believed that inflation-protected securities had become overvalued given the persistently benign rate of inflation. Mr. Bernanke’s comments in May and June about the potential end of the Fed’s quantitative easing program caused the selling to escalate. Although yields rose for both nominal and inflation-protected Treasuries, TIPS yields rose faster, so their prices were hit harder.

As prices dropped, the yields of intermediate-term TIPS flipped from negative to positive. (The yields of the shortest-term TIPS stayed negative, and the yields of the longest-term bonds had been positive all along.) Negative yields resulted from the premium price that inflation-wary investors had been willing to pay for TIPS, betting that they’d be compensated for it by an inflation rate higher than the current rate of price increases. Now they were changing that bet, at least as it applied to intermediate-term TIPS.

For example, the yield of 10-year TIPS had been generally negative since November 2011 and stood at –0.76% on December 31, 2012. By June 30, 2013, it had climbed to 0.58%. The yields of 7-year TIPS also turned positive. From the fund’s perspective, these shifts, which occurred in June, significantly improved its SEC yield, although this remained negative.

Investors’ changing view of inflation can be seen in the “break-even inflation rate,” a measure obtained by subtracting the yield of a TIPS from the yield of a comparable nominal Treasury. The break-even rate is thought to reflect current inflation expectations. If actual inflation proves greater than this rate, TIPS should outperform nominal securities; if inflation is below it, nominal bonds should outperform. At the end of 2012, the 10-year break-even inflation rate stood at 2.52%. By June 30, it had narrowed to 1.89%.

Given all the commotion in the TIPS market, I think it’s worth pointing out something that investors should always remember: Whenever there’s a sell-off in the TIPS market—or any other market, for that matter—it couldn’t happen without buyers for all the securities being

5

jettisoned. Rightly or wrongly, those buyers are perceiving value that others do not see.

In pursuing investment goals, your long-term asset mix is key
As I mentioned earlier, financial markets were rattled by the prospect of higher bond yields arising from potential future changes in Federal Reserve policy. Volatility and increased uncertainty can tempt investors to deviate from their investment plan. In the mutual fund industry, for example, the recent rise in bond yields has led to net redemptions from bond funds.

Keep in mind, however, that although interest rates remain low, nobody is certain what their next move will be—much less how financial markets will react to the change.

In fact, it’s precisely because short-term market movements are unpredictable that trying to time the markets often fails. A recent Vanguard research paper notes that although many investors alter their portfolios based on emotional reactions to market movements, investment success actually is “largely determined by the long-term mixture of assets in a portfolio.” (You can find the full report, Vanguard’s Framework for Constructing Diversified Portfolios, at vanguard.com/research.)

We continue to believe that sticking to a well-diversified portfolio of stocks, bonds, and money market instruments over the long haul—rather than making impulsive changes to try to avoid potential losses or capitalize on perceived opportunities—gives you the best chance of meeting your investment goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
July 21, 2013

6

Advisor’s Report

For the six months ended June 30, 2013, Investor Shares of Vanguard Inflation-Protected Securities Fund returned –7.65%. The fund’s return was close to that of its benchmark, the Barclays U.S. Treasury Inflation Protected Securities Index (–7.39%), and behind the average return of peer-group funds (–6.92%).

The investment environment
As you know, the Federal Reserve has been engaged in nontraditional monetary policies aimed at stimulating the economy by lowering both short-term and long-term interest rates. The central bank’s long-term rate policy has also had the effect of supporting bond returns, since interest rates and bond prices move inversely to each other.

The latest stage of the long-term strategy began early in the reporting period, when the Fed started to purchase $85 billion in mortgage-backed securities and Treasury bonds, including Treasury inflation-protected securities (TIPS), each month. On the short-term front, the Fed has consistently adhered to its policy, in place since December 2008, of maintaining a target interest rate between 0% and 0.25%.

In May and June, Chairman Ben Bernanke provided guidance to investors about when the Fed’s long-term program might end. This had the unintended effect of roiling stock and bond markets around the world, despite the Fed’s attempts to clarify its intentions afterward. Several points did emerge clearly, however: The Fed might

Yields of U.S. Treasury Inflation-Protected Securities
(Real Yields)
	December 31,	March 31,	June 30,
Maturity	2012	2013	2013
2 years	–1.73%	–1.88%	–0.93%
3 years	–1.67	–1.82	–0.68
5 Years	–1.53	–1.49	–0.18
7 Years	–1.28	–1.20	0.20
10 Years	–0.76	–0.62	0.58
20 Years	0.13	0.39	1.11
30 Years	0.46	0.68	1.33
Source: Vanguard.

7

begin to taper off its bond purchases in 2013, sooner than had generally been expected; the policy on short-term rates is expected to stay in place until at least mid-2015 and likely beyond; and the precise timing of the changes to both programs depends on economic conditions, especially the health of the job market.

Management of the portfolio
The Fed comments touched off a wave of TIPS sales and TIPS fund redemptions, as many investors believed that by ending its accommodative policy the central bank would reduce the inflation risks that its stimulative strategies might have provoked. This was met by buyers who obviously valued the opportunity to acquire TIPS at lower prices or higher real yields.

One aspect of the sell-off, shown in the table on page 7, is that the previously negative yields of certain maturities of TIPS turned positive. Negative yields, which are discussed in more detail in the Chairman’s Letter, are unusual. They reflect strong demand for TIPS in anticipation of higher inflation in the future. In other words, investors are willing to pay a premium for that future inflation protection. By doing so, they are diminishing their future inflation compensation.

Longer-term TIPS funds faced persistent redemptions throughout the reporting period, even before the Fed’s comments. Some investors had already cooled on TIPS as they dialed back their inflation expectations. The outflows were probably affected, too, by the lure of briskly climbing stocks, anxiety about the impact on bond returns from widely expected future interest rate increases, the rebalancing activities of certain hedge funds, and the preference by investors for shorter-term TIPS funds that are characterized by lower volatility.

In other words, a lot was going on in the marketplace. This made it a challenging period for our traders, who must execute trades at the best available price and—in the Vanguard spirit—at low cost. That required some ingenuity at times, and they did their jobs with aplomb. As noted above, the fund’s return was essentially in line with that of its benchmark index.

Although the timing of the Fed’s potential pullback of its bond-buying program came as a surprise to many (including us), we had expected that a change was coming, albeit much later in 2013. We have been structuring the portfolio defensively, as we noted in the December report to you. In addition, we added a small amount of nominal Treasury securities to the portfolio to provide additional liquidity to the shareholders. This “liquidity buffer” can be a source of easily accessible funds to help us get over rough spots without creating a drag on performance.

Outlook
Looking ahead, we expect that real interest rates will move higher over time, reflecting the underlying economic growth backdrop, while inflation will remain low because of the slow pace of wage gains, a key driver of inflation. The fund’s negative SEC yield—which increased from –1.09% for Investor Shares six months ago to –0.37% on June 30—is likely to claw its way back into positive territory, perhaps in 2014.

8

We expect the bond market to become more volatile as the steadying effect of the Fed’s consistent monthly purchases ebbs. Most important, the Fed’s comments have served to bring TIPS prices more in line with the current economic outlook—slow but consistent growth, moderate inflation, and the end of Fed intervention.

Gemma Wright-Casparius, Principal

July 25, 2013

Inflation-Protected Securities Fund

Fund Profile
As of June 30, 2013

Share-Class Characteristics
	Investor	Admiral	Institutional
	Shares	Shares	Shares
Ticker Symbol	VIPSX	VAIPX	VIPIX
Expense Ratio[1]	0.20%	0.10%	0.07%
30-Day SEC Yield[2]	-0.37%	-0.27%	-0.24%

Financial Attributes
		Barclays
		Inflation	Barclays
		Protected	Aggregate
		Securities	Bond
	Fund	Index	Index
Number of Bonds	43	34	8,413
Yield to Maturity
(before expenses)	2.2%	2.1%	2.4%
Average Coupon	1.2%	1.3%	3.4%
Average Duration	8.0 years	8.1 years	5.5 years
Average Effective
Maturity	8.8 years	8.7 years	7.4 years
Short-Term
Reserves	0.4%	—	—

Sector Diversification (% of portfolio)
Treasury/Agency	99.7%
Other	0.3

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays
	Inflation	Barclays
	Protected	Aggregate
	Securities	Bond
	Index	Index
R-Squared	0.99	0.65
Beta	1.00	1.59

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.9%
1 - 3 Years	16.0
3 - 5 Years	18.3
5 - 10 Years	37.8
10 - 20 Years	20.1
20 - 30 Years	6.9

Distribution by Credit Quality (% of portfolio)
U.S. Government	99.7%
Aaa	0.3

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated April 29, 2013, and represent estimated costs for the current fiscal year. For the six months ended June 30, 2013, the annualized expense ratios were 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares.

2 Yields of inflation-protected securities tend to be lower than those of bonds, because the former do not incorporate market expectations about inflation. The principal amounts—and thus the interest payments—of inflation-protected securities are adjusted over time to reflect inflation.

10

Inflation-Protected Securities Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 31, 2002, Through June 30, 2013

				Barclays
				Inflation
				Protected
				Securities
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2003	3.86%	4.14%	8.00%	8.40%
2004	4.79	3.48	8.27	8.46
2005	5.44	-2.85	2.59	2.84
2006	3.40	-2.97	0.43	0.41
2007	5.90	5.69	11.59	11.63
2008	4.62	-7.47	-2.85	-2.35
2009	1.86	8.94	10.80	11.41
2010	2.58	3.59	6.17	6.31
2011	4.56	8.68	13.24	13.56
2012	2.86	3.92	6.78	6.98
2013	0.64	-8.29	-7.65	-7.39
Note: For 2013, performance data reflect the six months ended June 30, 2013.

Average Annual Total Returns: Periods Ended June 30, 2013
						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	6/29/2000	-5.13%	3.94%	3.72%	1.20%	4.92%
Admiral Shares	6/10/2005	-5.08	4.06	3.92[1]	0.83[1]	4.751
Institutional Shares	12/12/2003	-5.03	4.09	3.98[1]	1.08[1]	5.06[1]
1 Return since inception.

See Financial Highlights for dividend and capital gains information.

11

Inflation-Protected Securities Fund

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (98.9%)
U.S. Government Securities (98.9%)
	United States Treasury Inflation Indexed Bonds	2.000%	1/15/14	230,000	293,426
	United States Treasury Inflation Indexed Bonds	1.250%	4/15/14	150,000	167,052
	United States Treasury Inflation Indexed Bonds	1.625%	1/15/15	741,447	938,764
1	United States Treasury Inflation Indexed Bonds	0.500%	4/15/15	863,910	949,993
	United States Treasury Inflation Indexed Bonds	1.875%	7/15/15	484,071	615,225
	United States Treasury Inflation Indexed Bonds	2.000%	1/15/16	709,848	892,970
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/16	1,440,286	1,555,929
	United States Treasury Inflation Indexed Bonds	2.500%	7/15/16	658,666	838,155
	United States Treasury Inflation Indexed Bonds	2.375%	1/15/17	534,389	682,712
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/17	1,747,331	1,835,000
	United States Treasury Inflation Indexed Bonds	2.625%	7/15/17	528,743	672,662
	United States Treasury Inflation Indexed Bonds	1.625%	1/15/18	561,061	681,425
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/18	701,846	723,771
	United States Treasury Inflation Indexed Bonds	1.375%	7/15/18	554,475	652,562
	United States Treasury Inflation Indexed Bonds	2.125%	1/15/19	515,783	631,329
	United States Treasury Inflation Indexed Bonds	1.875%	7/15/19	590,550	724,534
	United States Treasury Inflation Indexed Bonds	1.375%	1/15/20	705,000	825,018
	United States Treasury Inflation Indexed Bonds	1.250%	7/15/20	1,104,100	1,277,112
	United States Treasury Inflation Indexed Bonds	1.125%	1/15/21	1,268,289	1,440,030
	United States Treasury Inflation Indexed Bonds	0.625%	7/15/21	1,384,026	1,472,307
	United States Treasury Inflation Indexed Bonds	0.125%	1/15/22	1,536,779	1,544,326
	United States Treasury Inflation Indexed Bonds	0.125%	7/15/22	1,608,978	1,588,050
	United States Treasury Inflation Indexed Bonds	0.125%	1/15/23	1,602,045	1,562,207
	United States Treasury Inflation Indexed Bonds	2.375%	1/15/25	853,940	1,252,759
	United States Treasury Inflation Indexed Bonds	2.000%	1/15/26	630,698	851,708
	United States Treasury Inflation Indexed Bonds	2.375%	1/15/27	534,539	740,206
	United States Treasury Inflation Indexed Bonds	1.750%	1/15/28	556,750	690,965
	United States Treasury Inflation Indexed Bonds	3.625%	4/15/28	371,890	740,588
	United States Treasury Inflation Indexed Bonds	2.500%	1/15/29	515,297	686,627
	United States Treasury Inflation Indexed Bonds	3.875%	4/15/29	448,121	911,570
	United States Treasury Inflation Indexed Bonds	3.375%	4/15/32	183,522	336,849
	United States Treasury Inflation Indexed Bonds	2.125%	2/15/40	332,630	433,679
	United States Treasury Inflation Indexed Bonds	2.125%	2/15/41	450,921	581,145
	United States Treasury Inflation Indexed Bonds	0.750%	2/15/42	760,714	687,181
	United States Treasury Inflation Indexed Bonds	0.625%	2/15/43	574,250	486,597
	United States Treasury Note/Bond	1.375%	6/30/18	306,000	305,712
	United States Treasury Note/Bond	1.375%	5/31/20	28,000	27,003
	United States Treasury Note/Bond	1.875%	6/30/20	123,000	122,461

12

Inflation-Protected Securities Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	3.125%	5/15/21	38,000	40,779
United States Treasury Note/Bond	1.750%	5/15/22	50,000	47,640
United States Treasury Note/Bond	2.000%	2/15/23	187,000	179,872
United States Treasury Note/Bond	1.750%	5/15/23	76,000	71,131
Total U. S. Government and Agency Obligations (Cost $30,595,529)				31,759,031

			Shares
Temporary Cash Investment (0.4%)
Money Market Fund (0.4%)
2 Vanguard Market Liquidity Fund (Cost $136,971)	0.127%		136,970,721	136,971
Total Investments (99.3%) (Cost $30,732,500)				31,896,002
Other Assets and Liabilities (0.7%)
Other Assets				1,020,361
Liabilities				(810,073)
				210,288
Net Assets (100%)				32,106,290

At June 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	30,726,684
Undistributed Net Investment Income	202,899
Accumulated Net Realized Gains	6,776
Unrealized Appreciation (Depreciation)
Investment Securities	1,163,502
Futures Contracts	6,429
Net Assets	32,106,290

Investor Shares—Net Assets
Applicable to 653,544,490 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	8,729,329
Net Asset Value Per Share—Investor Shares	$13.36

Admiral Shares—Net Assets
Applicable to 503,270,124 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	13,196,588
Net Asset Value Per Share—Admiral Shares	$26.22

Institutional Shares—Net Assets
Applicable to 953,280,212 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	10,180,373
Net Asset Value Per Share—Institutional Shares	$10.68

See Note A in Notes to Financial Statements.
1 Securities with a value of $5,842,000 have been segregated as initial margin for open futures contracts.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

13

Inflation-Protected Securities Fund

Statement of Operations

Six Months Ended
June 30, 2013
($000)
Investment Income
Income
Interest[1]	305,793
Total Income	305,793
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,880
Management and Administrative—Investor Shares	10,697
Management and Administrative—Admiral Shares	5,135
Management and Administrative—Institutional Shares	1,705
Marketing and Distribution—Investor Shares	2,046
Marketing and Distribution—Admiral Shares	1,681
Marketing and Distribution—Institutional Shares	1,809
Custodian Fees	113
Shareholders’ Reports—Investor Shares	87
Shareholders’ Reports—Admiral Shares	32
Shareholders’ Reports—Institutional Shares	38
Trustees’ Fees and Expenses	32
Total Expenses	25,255
Net Investment Income	280,538
Realized Net Gain (Loss)
Investment Securities Sold	1,177,091
Futures Contracts	20,319
Options on Futures Contracts	(957)
Realized Net Gain (Loss)	1,196,453
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(4,262,596)
Futures Contracts	6,543
Options on Futures Contracts	100
Change in Unrealized Appreciation (Depreciation)	(4,255,953)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,778,962)
1 Interest income from an affiliated company of the fund was $260,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Inflation-Protected Securities Fund

Statement of Changes in Net Assets
	Six Months Ended	Year Ended
	June 30,	December 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	280,538	1,120,050
Realized Net Gain (Loss)	1,196,453	813,969
Change in Unrealized Appreciation (Depreciation)	(4,255,953)	862,276
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,778,962)	2,796,295
Distributions
Net Investment Income
Investor Shares	(13,568)	(399,208)
Admiral Shares	(30,367)	(402,677)
Institutional Shares	(25,331)	(316,233)
Realized Capital Gain[1]
Investor Shares	(47,339)	(180,801)
Admiral Shares	(48,826)	(180,421)
Institutional Shares	(38,147)	(139,058)
Total Distributions	(203,578)	(1,618,398)
Capital Share Transactions
Investor Shares	(6,508,491)	373,569
Admiral Shares	(1,585,977)	2,097,716
Institutional Shares	(1,394,482)	1,808,685
Net Increase (Decrease) from Capital Share Transactions	(9,488,950)	4,279,970
Total Increase (Decrease)	(12,471,490)	5,457,867
Net Assets
Beginning of Period	44,577,780	39,119,913
End of Period[2]	32,106,290	44,577,780

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $8,954,000 and $77,894,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $202,899,000 and ($20,938,000).

See accompanying Notes, which are an integral part of the Financial Statements.

15

Inflation-Protected Securities Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$14.53	$14.11	$13.00	$12.55	$11.52	$12.45
Investment Operations
Net Investment Income	.104	. 367	. 568	. 319	. 210	. 614
Net Realized and Unrealized Gain (Loss)
on Investments	(1.212)	. 586	1.127	. 448	1.034	(. 930)
Total from Investment Operations	(1.108)	. 953	1.695	.767	1.244	(. 316)
Distributions
Dividends from Net Investment Income	(. 017)	(. 366)	(. 567)	(. 317)	(. 214)	(. 614)
Distributions from Realized Capital Gains	(. 045)	(.167)	(. 018)	—	—	—
Total Distributions	(. 062)	(. 533)	(. 585)	(. 317)	(. 214)	(. 614)
Net Asset Value, End of Period	$13.36	$14.53	$14.11	$13.00	$12.55	$11.52

Total Return[1]	-7.65%	6.78%	13.24%	6.17%	10.80%	-2.85%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,729	$16,075	$15,220	$12,979	$12,946	$8,593
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.22%	0.25%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.31%	2.55%	4.21%	2.48%	2.00%	5.02%
Portfolio Turnover Rate[2]	47%	33%	28%	29%	14%	28%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Inflation-Protected Securities Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$28.54	$27.71	$25.54	$24.65	$22.62	$24.45
Investment Operations
Net Investment Income	. 228.750		1.140	. 654	. 441	1.226
Net Realized and Unrealized Gain (Loss)
on Investments	(2.400)	1.155	2.202	. 888	2.037	(1.829)
Total from Investment Operations	(2.172)	1.905	3.342	1.542	2.478	(. 603)
Distributions
Dividends from Net Investment Income	(. 059)	(.747)	(1.137)	(. 652)	(. 448)	(1.227)
Distributions from Realized Capital Gains	(. 089)	(. 328)	(. 035)	—	—	—
Total Distributions	(.148)	(1.075)	(1.172)	(. 652)	(. 448)	(1.227)
Net Asset Value, End of Period	$26.22	$28.54	$27.71	$25.54	$24.65	$22.62

Total Return[1]	-7.64%	6.90%	13.29%	6.31%	10.96%	-2.78%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,197	$16,011	$13,533	$11,440	$8,723	$4,726
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.11%	0.11%	0.12%	0.11%
Ratio of Net Investment Income to
Average Net Assets	1.41%	2.65%	4.30%	2.59%	2.13%	5.11%
Portfolio Turnover Rate[2]	47%	33%	28%	29%	14%	28%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Inflation-Protected Securities Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.62	$11.29	$10.40	$10.04	$9.21	$9.96
Investment Operations
Net Investment Income	. 096	. 310	. 468	. 271.181		. 502
Net Realized and Unrealized Gain (Loss)
on Investments	(. 974)	. 463	. 903	. 359	. 834	(.751)
Total from Investment Operations	(. 878)	.773	1.371	. 630	1.015	(. 249)
Distributions
Dividends from Net Investment Income	(. 026)	(. 309)	(. 467)	(. 270)	(.185)	(. 501)
Distributions from Realized Capital Gains	(. 036)	(.134)	(. 014)	—	—	—
Total Distributions	(. 062)	(. 443)	(. 481)	(. 270)	(.185)	(. 501)
Net Asset Value, End of Period	$10.68	$11.62	$11.29	$10.40	$10.04	$9.21

Total Return	-7.58%	6.87%	13.39%	6.33%	11.03%	-2.81%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,180	$12,491	$10,367	$7,720	$5,931	$3,250
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.09%	0.08%
Ratio of Net Investment Income to
Average Net Assets	1.44%	2.68%	4.34%	2.63%	2.16%	5.14%
Portfolio Turnover Rate[1]	47%	33%	28%	29%	14%	28%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Inflation-Protected Securities Fund

Notes to Financial Statements

Vanguard Inflation-Protected Securities Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Investor Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange; monitors the financial strength of its clearing brokers and clearinghouse; and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended June 30, 2013, the fund’s average investments in long and short futures contracts represented 1% and 3% of net assets, respectively, based on quarterly average settlement values.

Options on futures contracts are also valued based upon their quoted daily settlement prices. The premium paid for a purchased option is recorded as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded as an asset with an equal liability that is subsequently adjusted daily to the current market

19

Inflation-Protected Securities Fund

value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the six months ended June 30, 2013, the fund’s average investments in purchased and written options on futures contracts each represented less than 1% of net assets, based on quarterly average market values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2009–2012), and for the period ended June 30, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2013, the fund had contributed capital of $4,298,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.72% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

20

Inflation-Protected Securities Fund

The following table summarizes the market value of the fund’s investments as of June 30, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	31,759,031	—
Temporary Cash Investments	136,971	—	—
Futures Contracts—Assets[1]	131	—	—
Futures Contracts—Liabilities[1]	(2,761)	—	—
Total	134,341	31,759,031	—
1 Represents variation margin on the last day of the reporting period.

D. At June 30, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	September 2013	10,054	1,272,459	(10,324)
5-Year U.S. Treasury Note	September 2013	(5,324)	(644,454)	5,019
30-Year U.S. Treasury Bond	September 2013	(3,392)	(460,782)	11,734

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

Certain of the fund’s U.S. Treasury inflation-indexed securities experienced deflation and amortization adjustments that reduced interest income and the cost of investments for financial statement purposes by an amount greater than the reduction of taxable income; the additional income reduction will be deferred for tax purposes until it is used to offset future inflation adjustments that increase taxable income. The difference becomes permanent if the securities are sold. During the six months ended June 30, 2013, the fund realized gains of $12,565,000 that were included in ordinary income for tax purposes as a result of deferred deflation and amortization adjustments; accordingly such gains have been reclassified from accumulated net realized gains to undistributed net investment income. Deferred inflation and amortization adjustments to securities held at June 30, 2013, totaling $7,312,000 are reflected as a reduction of the amount of tax-basis unrealized appreciation of investment securities.

21

Inflation-Protected Securities Fund

During the six months ended June 30, 2013, the fund realized $1,130,108,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

The fund had realized losses totaling $43,576,000 through December 31, 2012, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At June 30, 2013, the cost of investment securities for tax purposes was $30,783,388,000. Net unrealized appreciation of investment securities for tax purposes was $1,112,614,000, consisting of unrealized gains of $1,800,081,000 on securities that had risen in value since their purchase and $687,467,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2013, the fund purchased $9,556,435,000 of investment securities and sold $18,802,698,000 of investment securities, other than temporary cash investments. Purchases and sales include $0 and $5,234,209,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The following table summarizes the fund’s options written during the six months ended June 30, 2013.

		Premiums
	Number of	Received
Options	Contracts	($000)
Balance at December 31, 2012	—	—
Options written	17,474	9,596
Options expired	—	—
Options closed	(17,474)	(9,596)
Options exercised	—	—
Options open at June 30, 2013	—	—

22

Inflation-Protected Securities Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		June 30, 2013	December 31, 2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,542,674	107,408	4,645,025	318,868
Issued in Lieu of Cash Distributions	57,490	4,022	537,023	36,895
Redeemed	(8,108,655)	(564,302)	(4,808,479)	(328,111)
Net Increase (Decrease) —Investor Shares	(6,508,491)	(452,872)	373,569	27,652
Admiral Shares
Issued	2,118,987	75,357	5,069,516	176,097
Issued in Lieu of Cash Distributions	71,447	2,578	526,627	18,423
Redeemed	(3,776,411)	(135,738)	(3,498,427)	(121,807)
Net Increase (Decrease) —Admiral Shares	(1,585,977)	(57,803)	2,097,716	72,713
Institutional Shares
Issued	1,376,395	120,642	4,072,574	349,474
Issued in Lieu of Cash Distributions	60,778	5,397	431,260	37,044
Redeemed	(2,831,655)	(247,542)	(2,695,149)	(230,169)
Net Increase (Decrease) —Institutional Shares	(1,394,482)	(121,503)	1,808,685	156,349

H. In preparing the financial statements as of June 30, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

23

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

24

Six Months Ended June 30, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Inflation-Protected Securities Fund	12/31/2012	6/30/2013	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$923.49	$0.95
Admiral Shares	1,000.00	923.63	0.48
Institutional Shares	1,000.00	924.18	0.33
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.80	$1.00
Admiral Shares	1,000.00	1,024.30	0.50
Institutional Shares	1,000.00	1,024.45	0.35

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

25

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Inflation-Protected Securities Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Fixed Income Group—serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

26

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the fund’s bonds will fluctuate in response to a change in “real” interest rates—meaning rates without inflation expectations built in. Real interest rates are reflected in market yields for inflation-adjusted securities. To see how the fund’s bond values could change, multiply the average duration by the change in real rates. For example, if the average duration were five years, then the value of the fund’s bonds would decline by about 5% if real interest rates rose by 1 percentage point. Conversely, if real rates fell by a percentage point, the value of the bonds would rise about 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For this report, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

27

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. This term generally refers to the rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates. For the Inflation-Protected Securities Fund, the calculation is modified by adding in the inflation adjustment made over the past 12 months. This change results in a figure more directly comparable to the yield-to-maturity figures for other types of bond funds. (An unmodified yield to maturity is used in calculating the fund’s 30-Day SEC Yield.)

28

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 182 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U. S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services) and
(diversified manufacturing and services), Hewlett-	of Oxfam America; Director of SKF AB (industrial
Packard Co. (electronic computer manufacturing),

machinery) and the Lumina Foundation for Education;	Executive Officers
Member of the Advisory Council for the College of
Arts and Letters and of the Advisory Board to the	Glenn Booraem
Kellogg Institute for International Studies, both at	Born 1967. Controller Since July 2010. Principal
the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.
Chairman Emeritus and Senior Advisor

Peter F. Volanakis	John J. Brennan
Born 1955. Trustee Since July 2009. Principal	Chairman, 1996–2009
Occupation(s) During the Past Five Years: President	Chief Executive Officer and President, 1996–2008
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business
Administration at Dartmouth College; Advisor to the	John C. Bogle
Norris Cotton Cancer Center.	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. Q1192 082013

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (70.9%)
U.S. Government Securities (63.0%)
United States Treasury Note/Bond	0.625%	7/15/14	161,600	162,308
United States Treasury Note/Bond	0.125%	7/31/14	194,551	194,399
United States Treasury Note/Bond	2.625%	7/31/14	406,905	417,521
United States Treasury Note/Bond	0.500%	8/15/14	109,175	109,533
United States Treasury Note/Bond	4.250%	8/15/14	54,530	56,993
United States Treasury Note/Bond	0.250%	8/31/14	354,015	354,181
United States Treasury Note/Bond	2.375%	8/31/14	93,261	95,592
United States Treasury Note/Bond	0.250%	9/15/14	70,040	70,062
United States Treasury Note/Bond	0.250%	9/30/14	47,840	47,855
United States Treasury Note/Bond	2.375%	9/30/14	151,860	155,918
United States Treasury Note/Bond	0.500%	10/15/14	216,600	217,378
United States Treasury Note/Bond	0.250%	10/31/14	191,595	191,654
United States Treasury Note/Bond	2.375%	10/31/14	312,425	321,310
United States Treasury Note/Bond	0.375%	11/15/14	196,050	196,448
United States Treasury Note/Bond	4.250%	11/15/14	140,775	148,495
United States Treasury Note/Bond	0.250%	11/30/14	302,975	303,023
United States Treasury Note/Bond	2.125%	11/30/14	286,565	294,176
United States Treasury Note/Bond	0.250%	12/15/14	138,585	138,607
United States Treasury Note/Bond	0.125%	12/31/14	340,595	339,958
United States Treasury Note/Bond	2.625%	12/31/14	36,890	38,193
United States Treasury Note/Bond	0.250%	1/15/15	13,075	13,071
United States Treasury Note/Bond	0.250%	1/31/15	241,525	241,450
United States Treasury Note/Bond	2.250%	1/31/15	418,930	431,892
United States Treasury Note/Bond	0.250%	2/15/15	14,116	14,107
United States Treasury Note/Bond	4.000%	2/15/15	39,505	41,869
United States Treasury Note/Bond	11.250%	2/15/15	40,292	47,419
United States Treasury Note/Bond	0.250%	2/28/15	719,873	719,311
United States Treasury Note/Bond	2.375%	2/28/15	248,322	256,859
United States Treasury Note/Bond	0.375%	3/15/15	108,690	108,808
United States Treasury Note/Bond	2.500%	3/31/15	398,813	413,956
United States Treasury Note/Bond	0.375%	4/15/15	231,725	231,906
United States Treasury Note/Bond	0.125%	4/30/15	138,220	137,680
United States Treasury Note/Bond	2.500%	4/30/15	161,927	168,278
United States Treasury Note/Bond	0.250%	5/15/15	168,440	168,150
United States Treasury Note/Bond	4.125%	5/15/15	46,325	49,589
United States Treasury Note/Bond	0.250%	5/31/15	98,475	98,291
United States Treasury Note/Bond	2.125%	5/31/15	93,740	96,904
United States Treasury Note/Bond	0.375%	6/15/15	10,345	10,347
United States Treasury Note/Bond	1.875%	6/30/15	80,313	82,710
United States Treasury Note/Bond	0.250%	7/15/15	18,950	18,897
United States Treasury Note/Bond	1.750%	7/31/15	154,035	158,368
United States Treasury Note/Bond	0.250%	8/15/15	210,505	209,716
United States Treasury Note/Bond	4.250%	8/15/15	82,620	89,333
United States Treasury Note/Bond	1.250%	8/31/15	70,163	71,413
United States Treasury Note/Bond	0.250%	9/15/15	2,050	2,041
United States Treasury Note/Bond	1.250%	9/30/15	88,454	90,058
United States Treasury Note/Bond	0.250%	10/15/15	135,710	135,073
United States Treasury Note/Bond	1.250%	10/31/15	294,925	300,316
United States Treasury Note/Bond	0.375%	11/15/15	394,130	393,145
United States Treasury Note/Bond	4.500%	11/15/15	22,695	24,840
United States Treasury Note/Bond	1.375%	11/30/15	310,445	316,992
United States Treasury Note/Bond	0.250%	12/15/15	68,000	67,575
United States Treasury Note/Bond	2.125%	12/31/15	203,050	211,172
United States Treasury Note/Bond	0.375%	1/15/16	69,999	69,748
United States Treasury Note/Bond	2.000%	1/31/16	235,350	244,176
United States Treasury Note/Bond	0.375%	2/15/16	147,815	147,100
United States Treasury Note/Bond	4.500%	2/15/16	206,058	227,179
United States Treasury Note/Bond	2.125%	2/29/16	173,480	180,608
United States Treasury Note/Bond	2.625%	2/29/16	20,000	21,094
United States Treasury Note/Bond	0.375%	3/15/16	79,980	79,518
United States Treasury Note/Bond	2.250%	3/31/16	6,900	7,209

1

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	United States Treasury Note/Bond	2.375%	3/31/16	251,547	263,810
	United States Treasury Note/Bond	0.250%	4/15/16	251,490	248,975
	United States Treasury Note/Bond	2.000%	4/30/16	213,315	221,481
	United States Treasury Note/Bond	2.625%	4/30/16	55,760	58,870
	United States Treasury Note/Bond	0.250%	5/15/16	303,775	300,452
	United States Treasury Note/Bond	5.125%	5/15/16	233,020	262,802
	United States Treasury Note/Bond	1.750%	5/31/16	363,300	374,653
	United States Treasury Note/Bond	3.250%	5/31/16	117,270	126,065
	United States Treasury Note/Bond	0.500%	6/15/16	222,850	221,876
	United States Treasury Note/Bond	1.500%	6/30/16	226,120	231,526
	United States Treasury Note/Bond	3.250%	6/30/16	4,795	5,161
	United States Treasury Note/Bond	1.500%	7/31/16	146,825	150,289
	United States Treasury Note/Bond	4.875%	8/15/16	4,625	5,216
	United States Treasury Note/Bond	1.000%	8/31/16	154,320	155,477
	United States Treasury Note/Bond	3.000%	8/31/16	50,325	53,879
	United States Treasury Note/Bond	1.000%	9/30/16	325,105	327,238
	United States Treasury Note/Bond	1.000%	10/31/16	223,820	225,080
	United States Treasury Note/Bond	0.875%	11/30/16	177,422	177,505
	United States Treasury Note/Bond	0.875%	12/31/16	256,791	256,591
	United States Treasury Note/Bond	0.875%	1/31/17	46,990	46,902
	United States Treasury Note/Bond	0.875%	2/28/17	241,280	240,602
	United States Treasury Note/Bond	1.000%	3/31/17	331,015	331,223
	United States Treasury Note/Bond	0.875%	4/30/17	380,374	378,354
	United States Treasury Note/Bond	0.625%	5/31/17	333,840	328,415
	United States Treasury Note/Bond	0.750%	6/30/17	299,565	295,728
	United States Treasury Note/Bond	0.500%	7/31/17	92,940	90,675
	United States Treasury Note/Bond	2.375%	7/31/17	90,340	94,942
	United States Treasury Note/Bond	0.625%	8/31/17	366,101	358,435
	United States Treasury Note/Bond	0.625%	9/30/17	383,350	374,725
	United States Treasury Note/Bond	0.750%	10/31/17	191,684	188,000
	United States Treasury Note/Bond	1.875%	10/31/17	91,900	94,527
	United States Treasury Note/Bond	0.625%	11/30/17	241,125	234,947
	United States Treasury Note/Bond	0.750%	12/31/17	223,235	218,317
	United States Treasury Note/Bond	2.750%	12/31/17	101,845	108,576
	United States Treasury Note/Bond	0.875%	1/31/18	170,530	167,385
	United States Treasury Note/Bond	0.750%	2/28/18	306,115	298,462
	United States Treasury Note/Bond	0.750%	3/31/18	360,655	350,849
	United States Treasury Note/Bond	0.625%	4/30/18	223,730	216,110
	United States Treasury Note/Bond	9.125%	5/15/18	900	1,232
	United States Treasury Note/Bond	1.000%	5/31/18	355,427	349,097
	United States Treasury Note/Bond	1.375%	6/30/18	423,475	423,077
					19,109,298
Agency Bonds and Notes (7.9%)
1	Federal Agricultural Mortgage Corp.	2.125%	9/15/15	1,925	1,990
1	Federal Agricultural Mortgage Corp.	2.000%	7/27/16	2,250	2,325
1	Federal Farm Credit Banks	3.000%	9/22/14	1,750	1,808
1	Federal Farm Credit Banks	1.625%	11/19/14	8,250	8,409
1	Federal Farm Credit Banks	0.270%	2/24/15	1,800	1,796
1	Federal Farm Credit Banks	0.500%	6/23/15	4,500	4,506
1	Federal Farm Credit Banks	1.500%	11/16/15	4,500	4,602
1	Federal Farm Credit Banks	4.875%	12/16/15	13,730	15,182
1	Federal Farm Credit Banks	1.050%	3/28/16	3,525	3,554
1	Federal Farm Credit Banks	5.125%	8/25/16	14,700	16,669
1	Federal Farm Credit Banks	4.875%	1/17/17	1,400	1,595
1	Federal Home Loan Banks	5.500%	8/13/14	24,790	26,244
1	Federal Home Loan Banks	0.875%	12/12/14	9,600	9,673
1	Federal Home Loan Banks	2.750%	12/12/14	61,425	63,515
1	Federal Home Loan Banks	0.250%	1/16/15	32,265	32,231
1	Federal Home Loan Banks	0.250%	2/20/15	50,655	50,590
1	Federal Home Loan Banks	1.750%	9/11/15	30,000	30,798
1	Federal Home Loan Banks	0.500%	11/20/15	30,000	29,958
1	Federal Home Loan Banks	3.125%	3/11/16	2,650	2,818
1	Federal Home Loan Banks	5.375%	5/18/16	1,920	2,174
1	Federal Home Loan Banks	5.625%	6/13/16	4,325	4,897

2

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
1	Federal Home Loan Banks	0.375%	6/24/16	47,000	46,468
1	Federal Home Loan Banks	4.750%	12/16/16	17,420	19,699
1	Federal Home Loan Banks	4.875%	5/17/17	29,920	34,135
1	Federal Home Loan Banks	1.000%	6/21/17	42,325	41,949
2	Federal Home Loan Mortgage Corp.	5.000%	7/15/14	9,500	9,970
2	Federal Home Loan Mortgage Corp.	3.000%	7/28/14	41,950	43,199
2	Federal Home Loan Mortgage Corp.	1.000%	7/30/14	13,725	13,840
2	Federal Home Loan Mortgage Corp.	1.000%	8/20/14	11,600	11,701
2	Federal Home Loan Mortgage Corp.	1.000%	8/27/14	28,575	28,827
2	Federal Home Loan Mortgage Corp.	0.500%	9/19/14	8,150	8,173
2	Federal Home Loan Mortgage Corp.	0.750%	11/25/14	63,000	63,396
2	Federal Home Loan Mortgage Corp.	0.625%	12/29/14	65,750	66,059
2	Federal Home Loan Mortgage Corp.	2.875%	2/9/15	59,475	61,897
2	Federal Home Loan Mortgage Corp.	0.500%	4/17/15	112,250	112,492
2	Federal Home Loan Mortgage Corp.	4.375%	7/17/15	21,305	23,001
2	Federal Home Loan Mortgage Corp.	1.750%	9/10/15	63,075	64,793
2	Federal Home Loan Mortgage Corp.	5.250%	4/18/16	16,500	18,566
2	Federal Home Loan Mortgage Corp.	0.500%	5/13/16	15,000	14,911
2	Federal Home Loan Mortgage Corp.	2.500%	5/27/16	20,225	21,247
2	Federal Home Loan Mortgage Corp.	5.500%	7/18/16	25,000	28,514
2	Federal Home Loan Mortgage Corp.	2.000%	8/25/16	62,375	64,561
2	Federal Home Loan Mortgage Corp.	1.000%	3/8/17	12,925	12,860
2	Federal Home Loan Mortgage Corp.	1.250%	5/12/17	30,765	30,835
2	Federal Home Loan Mortgage Corp.	1.000%	6/29/17	22,375	22,141
2	Federal Home Loan Mortgage Corp.	1.000%	7/28/17	47,500	46,947
2	Federal Home Loan Mortgage Corp.	5.500%	8/23/17	1,630	1,905
2	Federal Home Loan Mortgage Corp.	1.000%	9/29/17	33,700	33,195
2	Federal Home Loan Mortgage Corp.	0.750%	1/12/18	34,325	33,224
2	Federal Home Loan Mortgage Corp.	0.875%	3/7/18	37,100	35,982
2	Federal Home Loan Mortgage Corp.	4.875%	6/13/18	11,500	13,283
2	Federal National Mortgage Assn.	0.875%	8/28/14	7,450	7,505
2	Federal National Mortgage Assn.	3.000%	9/16/14	45,075	46,561
2	Federal National Mortgage Assn.	4.625%	10/15/14	18,225	19,243
2	Federal National Mortgage Assn.	0.625%	10/30/14	20,450	20,546
2	Federal National Mortgage Assn.	2.625%	11/20/14	26,510	27,362
2	Federal National Mortgage Assn.	0.750%	12/19/14	44,040	44,324
2	Federal National Mortgage Assn.	0.375%	3/16/15	42,315	42,319
2	Federal National Mortgage Assn.	0.500%	5/27/15	23,110	23,159
2	Federal National Mortgage Assn.	0.500%	7/2/15	42,860	42,920
2	Federal National Mortgage Assn.	2.375%	7/28/15	67,710	70,371
2	Federal National Mortgage Assn.	0.500%	9/28/15	25,000	24,989
2	Federal National Mortgage Assn.	4.375%	10/15/15	12,660	13,757
2	Federal National Mortgage Assn.	1.625%	10/26/15	27,320	27,990
2	Federal National Mortgage Assn.	0.375%	12/21/15	20,215	20,104
2	Federal National Mortgage Assn.	5.000%	3/15/16	52,800	58,844
2	Federal National Mortgage Assn.	0.500%	3/30/16	25,600	25,461
2	Federal National Mortgage Assn.	2.375%	4/11/16	42,340	44,276
2	Federal National Mortgage Assn.	0.375%	7/5/16	18,000	17,784
2	Federal National Mortgage Assn.	5.250%	9/15/16	10,100	11,499
2	Federal National Mortgage Assn.	1.250%	9/28/16	21,615	21,870
2	Federal National Mortgage Assn.	1.375%	11/15/16	48,950	49,606
2	Federal National Mortgage Assn.	1.250%	1/30/17	20,000	20,105
2	Federal National Mortgage Assn.	5.000%	2/13/17	49,000	55,833
2	Federal National Mortgage Assn.	1.125%	4/27/17	45,435	45,342
2	Federal National Mortgage Assn.	0.875%	8/28/17	33,800	33,175
2	Federal National Mortgage Assn.	0.875%	10/26/17	59,200	57,915
2	Federal National Mortgage Assn.	0.875%	12/20/17	58,750	57,257
2	Federal National Mortgage Assn.	0.875%	2/8/18	40,675	39,541
2	Federal National Mortgage Assn.	0.875%	5/21/18	59,100	57,081
	Private Export Funding Corp.	3.050%	10/15/14	900	930
	Private Export Funding Corp.	1.375%	2/15/17	500	504
	Private Export Funding Corp.	2.250%	12/15/17	3,225	3,332
1	Tennessee Valley Authority	5.500%	7/18/17	6,200	7,137
1	Tennessee Valley Authority	6.250%	12/15/17	2,600	3,126

3

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
1	Tennessee Valley Authority	4.500%	4/1/18	8,300	9,395
					2,394,267
Total U.S. Government and Agency Obligations (Cost $21,465,181)					21,503,565
Corporate Bonds (21.7%)
Finance (9.9%)
	Banking (7.4%)
	Abbey National Treasury Services plc	4.000%	4/27/16	9,175	9,700
	American Express Centurion Bank	5.950%	6/12/17	2,175	2,482
	American Express Co.	5.500%	9/12/16	2,575	2,875
	American Express Co.	6.150%	8/28/17	12,375	14,311
	American Express Co.	7.000%	3/19/18	6,600	7,923
	American Express Co.	1.550%	5/22/18	575	558
3	American Express Co.	6.800%	9/1/66	3,225	3,451
	American Express Credit Corp.	5.125%	8/25/14	19,213	20,135
	American Express Credit Corp.	1.750%	6/12/15	5,741	5,819
	American Express Credit Corp.	2.750%	9/15/15	4,425	4,593
	American Express Credit Corp.	2.800%	9/19/16	15,450	16,043
	American Express Credit Corp.	2.375%	3/24/17	10,325	10,517
	Australia & New Zealand Banking Group Ltd.	0.900%	2/12/16	6,050	6,016
	Australia & New Zealand Banking Group Ltd.	1.875%	10/6/17	6,500	6,487
	Bancolombia SA	4.250%	1/12/16	2,600	2,665
	Bank of America Corp.	5.125%	11/15/14	6,050	6,356
	Bank of America Corp.	4.500%	4/1/15	28,775	30,154
	Bank of America Corp.	3.700%	9/1/15	5,475	5,706
	Bank of America Corp.	1.500%	10/9/15	7,050	7,045
	Bank of America Corp.	5.250%	12/1/15	6,000	6,422
	Bank of America Corp.	1.250%	1/11/16	4,600	4,542
	Bank of America Corp.	3.625%	3/17/16	25,125	26,191
	Bank of America Corp.	3.750%	7/12/16	14,750	15,435
	Bank of America Corp.	6.500%	8/1/16	19,120	21,526
	Bank of America Corp.	5.750%	8/15/16	3,900	4,272
	Bank of America Corp.	7.800%	9/15/16	2,967	3,435
	Bank of America Corp.	5.625%	10/14/16	1,950	2,155
	Bank of America Corp.	5.420%	3/15/17	3,850	4,108
	Bank of America Corp.	3.875%	3/22/17	2,500	2,611
	Bank of America Corp.	6.000%	9/1/17	4,625	5,178
	Bank of America Corp.	5.750%	12/1/17	19,600	21,729
	Bank of America Corp.	2.000%	1/11/18	11,725	11,336
	Bank of America Corp.	5.650%	5/1/18	9,925	11,020
	Bank of America NA	5.300%	3/15/17	12,275	13,294
	Bank of America NA	6.100%	6/15/17	250	280
	Bank of Montreal	0.800%	11/6/15	4,250	4,244
	Bank of Montreal	2.500%	1/11/17	11,225	11,497
	Bank of Montreal	1.400%	9/11/17	2,525	2,469
	Bank of Montreal	1.450%	4/9/18	4,500	4,349
	Bank of New York Mellon Corp.	3.100%	1/15/15	3,500	3,628
	Bank of New York Mellon Corp.	1.200%	2/20/15	5,000	5,035
	Bank of New York Mellon Corp.	4.950%	3/15/15	1,700	1,811
	Bank of New York Mellon Corp.	0.700%	10/23/15	2,000	1,989
	Bank of New York Mellon Corp.	2.500%	1/15/16	3,250	3,357
	Bank of New York Mellon Corp.	2.300%	7/28/16	5,050	5,204
	Bank of New York Mellon Corp.	2.400%	1/17/17	2,575	2,633
	Bank of New York Mellon Corp.	1.969%	6/20/17	2,000	2,007
	Bank of New York Mellon Corp.	1.300%	1/25/18	1,100	1,068
	Bank of New York Mellon Corp.	1.350%	3/6/18	10,000	9,669
	Bank of Nova Scotia	1.850%	1/12/15	5,865	5,954
	Bank of Nova Scotia	3.400%	1/22/15	11,900	12,375
	Bank of Nova Scotia	2.050%	10/7/15	5,875	6,033
	Bank of Nova Scotia	0.750%	10/9/15	5,450	5,417
	Bank of Nova Scotia	0.950%	3/15/16	1,000	996
	Bank of Nova Scotia	2.900%	3/29/16	2,000	2,087
	Bank of Nova Scotia	2.550%	1/12/17	16,175	16,607

4

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Bank of Nova Scotia	1.375%	12/18/17	4,450	4,309
4	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.450%	9/11/15	2,000	2,060
	Bank One Corp.	4.900%	4/30/15	2,375	2,530
	Barclays Bank plc	5.200%	7/10/14	13,825	14,428
	Barclays Bank plc	2.750%	2/23/15	3,875	3,963
	Barclays Bank plc	3.900%	4/7/15	680	711
	Barclays Bank plc	5.000%	9/22/16	8,675	9,581
	BB&T Corp.	5.200%	12/23/15	7,379	8,059
	BB&T Corp.	3.200%	3/15/16	4,075	4,287
	BB&T Corp.	3.950%	4/29/16	3,250	3,484
	BB&T Corp.	2.150%	3/22/17	2,950	2,949
	BB&T Corp.	4.900%	6/30/17	2,000	2,173
	BB&T Corp.	1.450%	1/12/18	5,900	5,714
	BB&T Corp.	2.050%	6/19/18	675	663
	BBVA US Senior SAU	4.664%	10/9/15	11,900	12,267
	Bear Stearns Cos. LLC	5.700%	11/15/14	9,625	10,255
	Bear Stearns Cos. LLC	5.300%	10/30/15	30	33
	Bear Stearns Cos. LLC	5.550%	1/22/17	3,500	3,826
	Bear Stearns Cos. LLC	6.400%	10/2/17	14,825	17,001
	Bear Stearns Cos. LLC	7.250%	2/1/18	12,950	15,363
	BNP Paribas SA	3.250%	3/11/15	2,925	3,018
	BNP Paribas SA	3.600%	2/23/16	14,550	15,235
	BNP Paribas SA	2.375%	9/14/17	16,775	16,721
	BNY Mellon NA	4.750%	12/15/14	1,300	1,368
	Canadian Imperial Bank of Commerce	0.900%	10/1/15	3,275	3,279
	Canadian Imperial Bank of Commerce	2.350%	12/11/15	6,740	6,985
	Canadian Imperial Bank of Commerce	1.550%	1/23/18	7,650	7,460
	Capital One Financial Corp.	2.150%	3/23/15	4,960	5,032
	Capital One Financial Corp.	1.000%	11/6/15	1,825	1,798
	Capital One Financial Corp.	3.150%	7/15/16	10,650	11,090
	Capital One Financial Corp.	6.150%	9/1/16	8,075	9,021
	Capital One Financial Corp.	6.750%	9/15/17	3,775	4,410
	Capital One NA	1.500%	3/22/18	2,550	2,453
	Citigroup Inc.	6.375%	8/12/14	15,500	16,352
	Citigroup Inc.	5.000%	9/15/14	14,925	15,509
	Citigroup Inc.	5.500%	10/15/14	11,010	11,575
	Citigroup Inc.	6.010%	1/15/15	7,890	8,428
	Citigroup Inc.	2.650%	3/2/15	7,250	7,416
	Citigroup Inc.	4.750%	5/19/15	8,925	9,435
	Citigroup Inc.	4.700%	5/29/15	4,275	4,539
	Citigroup Inc.	2.250%	8/7/15	5,000	5,090
	Citigroup Inc.	4.587%	12/15/15	8,400	8,966
	Citigroup Inc.	5.300%	1/7/16	7,575	8,181
	Citigroup Inc.	1.250%	1/15/16	8,075	7,974
	Citigroup Inc.	1.300%	4/1/16	4,479	4,425
	Citigroup Inc.	3.953%	6/15/16	13,725	14,459
	Citigroup Inc.	4.450%	1/10/17	14,825	15,867
	Citigroup Inc.	5.500%	2/15/17	8,600	9,363
	Citigroup Inc.	6.000%	8/15/17	5,727	6,459
	Citigroup Inc.	6.125%	11/21/17	18,975	21,521
	Citigroup Inc.	1.750%	5/1/18	7,000	6,678
	Citigroup Inc.	6.125%	5/15/18	8,600	9,810
	Comerica Bank	5.750%	11/21/16	1,000	1,137
	Comerica Bank	5.200%	8/22/17	2,900	3,233
	Comerica Inc.	4.800%	5/1/15	1,500	1,579
	Comerica Inc.	3.000%	9/16/15	3,900	4,063
	Commonwealth Bank of Australia	1.950%	3/16/15	9,000	9,170
	Commonwealth Bank of Australia	1.250%	9/18/15	5,850	5,881
	Commonwealth Bank of Australia	1.900%	9/18/17	4,075	4,071
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	2.125%	10/13/15	7,150	7,321
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.375%	1/19/17	14,025	14,728
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	1.700%	3/19/18	10,200	9,918
	Countrywide Financial Corp.	6.250%	5/15/16	2,175	2,371
	Credit Suisse	3.500%	3/23/15	7,950	8,290

5

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Credit Suisse	6.000%	2/15/18	10,125	11,307
	Credit Suisse USA Inc.	4.875%	1/15/15	5,755	6,094
	Credit Suisse USA Inc.	5.125%	8/15/15	6,750	7,245
	Credit Suisse USA Inc.	5.375%	3/2/16	8,096	8,994
	Deutsche Bank AG	3.875%	8/18/14	1,200	1,241
	Deutsche Bank AG	3.450%	3/30/15	10,350	10,796
	Deutsche Bank AG	3.250%	1/11/16	14,175	14,843
	Deutsche Bank AG	6.000%	9/1/17	12,550	14,454
	Discover Bank	2.000%	2/21/18	3,500	3,375
	Discover Financial Services	6.450%	6/12/17	2,575	2,925
	Fifth Third Bancorp	3.625%	1/25/16	9,425	9,937
	Fifth Third Bancorp	4.500%	6/1/18	4,175	4,493
	Fifth Third Bank	4.750%	2/1/15	2,800	2,950
	Fifth Third Bank	0.900%	2/26/16	500	493
	Fifth Third Bank	1.450%	2/28/18	2,500	2,412
	First Horizon National Corp.	5.375%	12/15/15	4,325	4,675
	First Tennessee Bank NA	5.650%	4/1/16	1,146	1,247
	Goldman Sachs Group Inc.	5.125%	1/15/15	8,850	9,322
	Goldman Sachs Group Inc.	3.300%	5/3/15	6,450	6,644
	Goldman Sachs Group Inc.	3.700%	8/1/15	25,175	26,233
	Goldman Sachs Group Inc.	1.600%	11/23/15	5,875	5,881
	Goldman Sachs Group Inc.	5.350%	1/15/16	8,650	9,372
	Goldman Sachs Group Inc.	3.625%	2/7/16	24,925	26,044
	Goldman Sachs Group Inc.	5.750%	10/1/16	7,450	8,270
	Goldman Sachs Group Inc.	5.625%	1/15/17	8,325	9,019
	Goldman Sachs Group Inc.	6.250%	9/1/17	13,450	15,217
	Goldman Sachs Group Inc.	5.950%	1/18/18	26,125	29,155
	Goldman Sachs Group Inc.	2.375%	1/22/18	11,450	11,236
	Goldman Sachs Group Inc.	6.150%	4/1/18	22,008	24,837
	HSBC Bank USA NA	6.000%	8/9/17	1,050	1,185
	HSBC USA Inc.	2.375%	2/13/15	9,825	10,047
	HSBC USA Inc.	1.625%	1/16/18	10,050	9,812
	Intesa Sanpaolo SPA	3.125%	1/15/16	8,775	8,626
	Intesa Sanpaolo SPA	3.875%	1/16/18	9,825	9,379
	JPMorgan Chase & Co.	5.125%	9/15/14	7,375	7,711
	JPMorgan Chase & Co.	3.700%	1/20/15	14,950	15,468
	JPMorgan Chase & Co.	4.750%	3/1/15	3,550	3,762
	JPMorgan Chase & Co.	1.875%	3/20/15	6,550	6,626
	JPMorgan Chase & Co.	5.250%	5/1/15	3,975	4,239
	JPMorgan Chase & Co.	3.400%	6/24/15	13,760	14,348
	JPMorgan Chase & Co.	5.150%	10/1/15	3,000	3,240
	JPMorgan Chase & Co.	1.100%	10/15/15	12,275	12,208
	JPMorgan Chase & Co.	2.600%	1/15/16	7,723	7,884
	JPMorgan Chase & Co.	1.125%	2/26/16	4,400	4,329
	JPMorgan Chase & Co.	3.450%	3/1/16	16,265	16,935
	JPMorgan Chase & Co.	3.150%	7/5/16	22,825	23,631
	JPMorgan Chase & Co.	2.000%	8/15/17	8,500	8,465
	JPMorgan Chase & Co.	6.000%	1/15/18	22,225	25,298
	JPMorgan Chase & Co.	1.800%	1/25/18	3,450	3,338
	JPMorgan Chase & Co.	1.625%	5/15/18	12,525	11,967
	JPMorgan Chase Bank NA	6.000%	10/1/17	16,575	18,979
	KeyBank NA	5.800%	7/1/14	3,000	3,138
	KeyBank NA	4.950%	9/15/15	1,000	1,072
	KeyBank NA	5.450%	3/3/16	3,525	3,882
	KeyBank NA	1.650%	2/1/18	7,725	7,539
	KeyCorp	3.750%	8/13/15	1,450	1,524
	Lloyds TSB Bank plc	4.875%	1/21/16	12,800	13,815
	Lloyds TSB Bank plc	4.200%	3/28/17	1,150	1,228
	Manufacturers & Traders Trust Co.	6.625%	12/4/17	3,550	4,178
	Manufacturers & Traders Trust Co.	1.450%	3/7/18	250	242
3	Manufacturers & Traders Trust Co.	5.585%	12/28/20	900	902
	Mellon Funding Corp.	5.000%	12/1/14	4,600	4,867
	Merrill Lynch & Co. Inc.	5.450%	7/15/14	5,200	5,389
	Merrill Lynch & Co. Inc.	5.000%	1/15/15	10,400	10,943

6

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Merrill Lynch & Co. Inc.	6.050%	5/16/16	7,690	8,316
	Merrill Lynch & Co. Inc.	5.700%	5/2/17	5,000	5,382
	Merrill Lynch & Co. Inc.	6.400%	8/28/17	12,600	14,183
	Merrill Lynch & Co. Inc.	6.875%	4/25/18	28,160	32,365
	Morgan Stanley	4.200%	11/20/14	11,975	12,382
	Morgan Stanley	4.100%	1/26/15	8,075	8,353
	Morgan Stanley	6.000%	4/28/15	10,875	11,656
	Morgan Stanley	4.000%	7/24/15	3,000	3,121
	Morgan Stanley	5.375%	10/15/15	7,050	7,546
	Morgan Stanley	3.450%	11/2/15	6,925	7,139
	Morgan Stanley	1.750%	2/25/16	3,300	3,268
	Morgan Stanley	3.800%	4/29/16	9,900	10,252
	Morgan Stanley	5.750%	10/18/16	10,150	11,204
	Morgan Stanley	5.450%	1/9/17	9,975	10,755
	Morgan Stanley	4.750%	3/22/17	9,065	9,607
	Morgan Stanley	5.550%	4/27/17	9,750	10,550
	Morgan Stanley	6.250%	8/28/17	7,125	7,941
	Morgan Stanley	5.950%	12/28/17	10,850	12,008
	Morgan Stanley	6.625%	4/1/18	16,709	18,936
	Morgan Stanley	2.125%	4/25/18	15,100	14,443
	Murray Street Investment Trust I	4.647%	3/9/17	8,550	9,045
	National Australia Bank Ltd.	2.000%	3/9/15	5,475	5,575
	National Australia Bank Ltd.	1.600%	8/7/15	6,200	6,289
	National Australia Bank Ltd.	0.900%	1/20/16	500	497
	National Australia Bank Ltd.	2.750%	3/9/17	7,475	7,672
	National Bank of Canada	1.500%	6/26/15	5,600	5,666
	National Bank of Canada	1.450%	11/7/17	1,750	1,700
	National City Bank	5.800%	6/7/17	2,225	2,514
	Northern Trust Corp.	4.625%	5/1/14	2,200	2,275
	PNC Bank NA	4.875%	9/21/17	300	330
	PNC Bank NA	6.000%	12/7/17	1,125	1,300
	PNC Funding Corp.	5.400%	6/10/14	300	313
	PNC Funding Corp.	3.625%	2/8/15	18,675	19,450
	PNC Funding Corp.	5.250%	11/15/15	2,100	2,286
	PNC Funding Corp.	2.700%	9/19/16	6,450	6,703
	PNC Funding Corp.	5.625%	2/1/17	6,977	7,737
	Regions Financial Corp.	5.750%	6/15/15	2,150	2,299
	Regions Financial Corp.	2.000%	5/15/18	7,375	6,955
	Royal Bank of Canada	1.450%	10/30/14	3,100	3,140
	Royal Bank of Canada	1.150%	3/13/15	250	252
	Royal Bank of Canada	0.800%	10/30/15	15,425	15,411
	Royal Bank of Canada	2.625%	12/15/15	14,925	15,555
	Royal Bank of Canada	0.850%	3/8/16	1,750	1,747
	Royal Bank of Canada	2.300%	7/20/16	2,325	2,396
	Royal Bank of Canada	1.500%	1/16/18	6,175	6,038
	Royal Bank of Scotland Group plc	2.550%	9/18/15	11,244	11,428
4	Royal Bank of Scotland plc	4.875%	8/25/14	2,400	2,497
	Royal Bank of Scotland plc	4.875%	3/16/15	4,525	4,793
	Royal Bank of Scotland plc	3.950%	9/21/15	5,302	5,537
	Royal Bank of Scotland plc	4.375%	3/16/16	7,000	7,367
	Santander Holdings USA Inc.	3.000%	9/24/15	275	280
	Santander Holdings USA Inc.	4.625%	4/19/16	4,250	4,480
	Societe Generale SA	2.750%	10/12/17	5,375	5,382
	Sovereign Bank	8.750%	5/30/18	2,825	3,307
	State Street Corp.	2.875%	3/7/16	4,438	4,635
	State Street Corp.	4.956%	3/15/18	4,175	4,597
	State Street Corp.	1.350%	5/15/18	4,675	4,529
	Sumitomo Mitsui Banking Corp.	1.350%	7/18/15	4,825	4,871
	Sumitomo Mitsui Banking Corp.	0.900%	1/18/16	800	793
	Sumitomo Mitsui Banking Corp.	1.800%	7/18/17	5,800	5,732
	Sumitomo Mitsui Banking Corp.	1.500%	1/18/18	3,075	2,949
	SunTrust Bank	7.250%	3/15/18	3,200	3,822
	SunTrust Banks Inc.	3.600%	4/15/16	10,225	10,789
	SunTrust Banks Inc.	3.500%	1/20/17	2,085	2,181

7

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	SunTrust Banks Inc.	6.000%	9/11/17	1,615	1,846
	Svenska Handelsbanken AB	3.125%	7/12/16	7,500	7,885
	Svenska Handelsbanken AB	2.875%	4/4/17	3,550	3,674
	Svenska Handelsbanken AB	1.625%	3/21/18	4,075	3,980
	Toronto-Dominion Bank	1.375%	7/14/14	6,050	6,095
	Toronto-Dominion Bank	2.500%	7/14/16	4,585	4,752
	Toronto-Dominion Bank	2.375%	10/19/16	10,800	11,184
	Toronto-Dominion Bank	1.400%	4/30/18	4,075	3,955
	UBS AG	3.875%	1/15/15	10,400	10,853
	UBS AG	5.875%	7/15/16	4,800	5,293
	UBS AG	5.875%	12/20/17	9,100	10,453
	UBS AG	5.750%	4/25/18	6,701	7,729
	Union Bank NA	5.950%	5/11/16	2,300	2,576
	Union Bank NA	3.000%	6/6/16	4,950	5,147
	Union Bank NA	2.125%	6/16/17	2,575	2,557
	US Bancorp	3.150%	3/4/15	4,800	4,978
	US Bancorp	2.450%	7/27/15	1,750	1,806
	US Bancorp	3.442%	2/1/16	4,325	4,527
	US Bancorp	2.200%	11/15/16	8,605	8,821
	US Bancorp	1.650%	5/15/17	6,000	5,972
	US Bank NA	6.300%	2/4/14	1,850	1,912
	US Bank NA	4.950%	10/30/14	1,350	1,421
3	US Bank NA	3.778%	4/29/20	1,000	1,045
	Vesey Street Investment Trust I	4.404%	9/1/16	1,600	1,700
	Wachovia Bank NA	4.800%	11/1/14	4,279	4,502
	Wachovia Bank NA	5.000%	8/15/15	7,000	7,518
	Wachovia Bank NA	6.000%	11/15/17	1,875	2,139
	Wachovia Corp.	5.250%	8/1/14	2,950	3,082
	Wachovia Corp.	5.625%	10/15/16	18,050	20,281
	Wachovia Corp.	5.750%	6/15/17	4,350	4,932
	Wachovia Corp.	5.750%	2/1/18	7,850	9,044
	Wells Fargo & Co.	3.750%	10/1/14	6,450	6,682
	Wells Fargo & Co.	1.250%	2/13/15	14,675	14,746
	Wells Fargo & Co.	3.625%	4/15/15	8,100	8,482
	Wells Fargo & Co.	1.500%	7/1/15	5,725	5,784
	Wells Fargo & Co.	3.676%	6/15/16	21,325	22,726
	Wells Fargo & Co.	5.125%	9/15/16	2,500	2,757
	Wells Fargo & Co.	2.625%	12/15/16	8,115	8,400
	Wells Fargo & Co.	2.100%	5/8/17	2,900	2,910
	Wells Fargo & Co.	5.625%	12/11/17	21,125	24,086
	Wells Fargo & Co.	1.500%	1/16/18	4,150	4,036
	Wells Fargo Bank NA	4.750%	2/9/15	6,112	6,446
	Wells Fargo Bank NA	5.750%	5/16/16	4,825	5,391
	Westpac Banking Corp.	4.200%	2/27/15	5,875	6,203
	Westpac Banking Corp.	3.000%	8/4/15	10,625	11,076
	Westpac Banking Corp.	1.125%	9/25/15	3,875	3,887
	Westpac Banking Corp.	3.000%	12/9/15	6,705	7,020
	Westpac Banking Corp.	0.950%	1/12/16	2,625	2,612
	Westpac Banking Corp.	2.000%	8/14/17	13,850	13,901
	Westpac Banking Corp.	1.600%	1/12/18	5,300	5,207
	Zions Bancorporation	4.500%	3/27/17	2,400	2,520
	Brokerage (0.2%)
	Ameriprise Financial Inc.	5.650%	11/15/15	4,500	4,983
	BlackRock Inc.	3.500%	12/10/14	5,050	5,256
	BlackRock Inc.	1.375%	6/1/15	600	608
	BlackRock Inc.	6.250%	9/15/17	200	235
	Charles Schwab Corp.	0.850%	12/4/15	1,300	1,297
	Eaton Vance Corp.	6.500%	10/2/17	242	282
	Franklin Resources Inc.	3.125%	5/20/15	1,400	1,458
	Franklin Resources Inc.	1.375%	9/15/17	2,200	2,138
	Jefferies Group LLC	3.875%	11/9/15	5,200	5,383
	Jefferies Group LLC	5.125%	4/13/18	4,250	4,470
	Lazard Group LLC	7.125%	5/15/15	1,875	2,041

8

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Lazard Group LLC	6.850%	6/15/17	2,925	3,271
	Nomura Holdings Inc.	5.000%	3/4/15	6,000	6,342
	Nomura Holdings Inc.	4.125%	1/19/16	4,000	4,202
	Nomura Holdings Inc.	2.000%	9/13/16	8,750	8,678
	Raymond James Financial Inc.	4.250%	4/15/16	575	605
	TD Ameritrade Holding Corp.	4.150%	12/1/14	2,775	2,906
	Finance Companies (0.7%)
	Block Financial LLC	5.125%	10/30/14	2,200	2,312
	GATX Corp.	3.500%	7/15/16	3,960	4,143
3	GE Capital Trust I	6.375%	11/15/67	425	441
	General Electric Capital Corp.	4.750%	9/15/14	889	933
	General Electric Capital Corp.	3.750%	11/14/14	20,200	20,982
	General Electric Capital Corp.	2.150%	1/9/15	1,085	1,106
	General Electric Capital Corp.	4.875%	3/4/15	3,350	3,566
	General Electric Capital Corp.	3.500%	6/29/15	6,000	6,280
	General Electric Capital Corp.	1.625%	7/2/15	10,566	10,705
	General Electric Capital Corp.	4.375%	9/21/15	6,500	6,949
	General Electric Capital Corp.	2.250%	11/9/15	25,675	26,281
	General Electric Capital Corp.	1.000%	12/11/15	11,675	11,645
	General Electric Capital Corp.	5.000%	1/8/16	225	245
	General Electric Capital Corp.	2.950%	5/9/16	29,200	30,394
	General Electric Capital Corp.	2.900%	1/9/17	7,000	7,223
	General Electric Capital Corp.	5.400%	2/15/17	9,600	10,678
	General Electric Capital Corp.	2.300%	4/27/17	5,125	5,186
	General Electric Capital Corp.	5.625%	9/15/17	5,150	5,815
	General Electric Capital Corp.	1.600%	11/20/17	11,925	11,644
	General Electric Capital Corp.	1.625%	4/2/18	4,825	4,691
	General Electric Capital Corp.	5.625%	5/1/18	12,884	14,770
3	General Electric Capital Corp.	6.375%	11/15/67	10,975	11,386
3	HSBC Finance Capital Trust IX	5.911%	11/30/35	4,625	4,648
	HSBC Finance Corp.	5.500%	1/19/16	20,625	22,634
	Insurance (1.1%)
	ACE INA Holdings Inc.	5.600%	5/15/15	2,050	2,224
	ACE INA Holdings Inc.	2.600%	11/23/15	4,175	4,343
	ACE INA Holdings Inc.	5.700%	2/15/17	1,400	1,578
	ACE INA Holdings Inc.	5.800%	3/15/18	1,500	1,749
	Aetna Inc.	6.000%	6/15/16	4,330	4,900
	Aetna Inc.	1.750%	5/15/17	200	197
	Aetna Inc.	1.500%	11/15/17	11,200	10,877
	Aflac Inc.	3.450%	8/15/15	749	788
	Aflac Inc.	2.650%	2/15/17	4,755	4,883
	Allied World Assurance Co. Ltd.	7.500%	8/1/16	4,500	5,208
3	Allstate Corp.	6.125%	5/15/67	1,150	1,230
	American International Group Inc.	4.250%	9/15/14	4,600	4,778
	American International Group Inc.	3.000%	3/20/15	3,550	3,658
	American International Group Inc.	2.375%	8/24/15	825	838
	American International Group Inc.	5.050%	10/1/15	2,000	2,165
	American International Group Inc.	4.875%	9/15/16	10,700	11,691
	American International Group Inc.	5.600%	10/18/16	2,175	2,416
	American International Group Inc.	3.800%	3/22/17	6,425	6,732
	American International Group Inc.	5.450%	5/18/17	5,655	6,229
	American International Group Inc.	5.850%	1/16/18	10,925	12,278
	Aon Corp.	3.500%	9/30/15	3,350	3,516
	Aon Corp.	3.125%	5/27/16	3,000	3,133
	Assurant Inc.	2.500%	3/15/18	700	685
	Axis Capital Holdings Ltd.	5.750%	12/1/14	1,800	1,909
	Berkshire Hathaway Finance Corp.	4.850%	1/15/15	1,875	1,994
	Berkshire Hathaway Finance Corp.	1.600%	5/15/17	14,775	14,706
	Berkshire Hathaway Finance Corp.	5.400%	5/15/18	5,000	5,728
	Berkshire Hathaway Inc.	3.200%	2/11/15	18,275	19,010
	Berkshire Hathaway Inc.	2.200%	8/15/16	2,500	2,579
	Berkshire Hathaway Inc.	1.900%	1/31/17	5,300	5,332
	Berkshire Hathaway Inc.	1.550%	2/9/18	75	74

9

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Chubb Corp.	5.750%	5/15/18	4,100	4,773
3	Chubb Corp.	6.375%	3/29/67	2,800	3,017
	Cigna Corp.	2.750%	11/15/16	7,925	8,223
	CNA Financial Corp.	5.850%	12/15/14	1,575	1,678
	CNA Financial Corp.	6.500%	8/15/16	3,950	4,472
	Coventry Health Care Inc.	6.300%	8/15/14	4,500	4,759
	Genworth Financial Inc.	8.625%	12/15/16	2,400	2,839
	Genworth Holdings Inc.	6.515%	5/22/18	3,375	3,713
	Hartford Financial Services Group Inc.	5.500%	10/15/16	4,525	5,018
	Hartford Financial Services Group Inc.	5.375%	3/15/17	525	577
	Hartford Financial Services Group Inc.	6.300%	3/15/18	680	783
4	ING US Inc.	2.900%	2/15/18	2,050	2,029
	Lincoln National Corp.	4.300%	6/15/15	2,000	2,121
3	Lincoln National Corp.	7.000%	5/17/66	4,000	3,990
	Loews Corp.	5.250%	3/15/16	1,275	1,399
	Manulife Financial Corp.	3.400%	9/17/15	4,025	4,224
	Marsh & McLennan Cos. Inc.	5.750%	9/15/15	3,684	4,043
	Marsh & McLennan Cos. Inc.	2.300%	4/1/17	1,100	1,101
	MetLife Inc.	5.000%	6/15/15	7,275	7,821
	MetLife Inc.	6.750%	6/1/16	6,830	7,824
	Principal Financial Group Inc.	1.850%	11/15/17	400	393
3	Progressive Corp.	6.700%	6/15/67	3,775	4,049
	Prudential Financial Inc.	5.100%	9/20/14	1,325	1,393
	Prudential Financial Inc.	3.875%	1/14/15	4,675	4,868
	Prudential Financial Inc.	6.200%	1/15/15	5,479	5,903
	Prudential Financial Inc.	4.750%	9/17/15	13,400	14,420
	Prudential Financial Inc.	3.000%	5/12/16	6,015	6,256
	Prudential Financial Inc.	6.100%	6/15/17	250	284
3	Reinsurance Group of America Inc.	6.750%	12/15/65	2,800	2,807
3	StanCorp Financial Group Inc.	6.900%	6/1/67	1,000	1,007
	Torchmark Corp.	6.375%	6/15/16	1,250	1,382
	Transatlantic Holdings Inc.	5.750%	12/14/15	3,275	3,596
	Travelers Cos. Inc.	5.500%	12/1/15	4,100	4,535
	Travelers Cos. Inc.	6.250%	6/20/16	1,325	1,511
	Travelers Cos. Inc.	5.800%	5/15/18	2,825	3,302
	UnitedHealth Group Inc.	5.000%	8/15/14	5,625	5,903
	UnitedHealth Group Inc.	0.850%	10/15/15	4,082	4,075
	UnitedHealth Group Inc.	1.875%	11/15/16	450	457
	UnitedHealth Group Inc.	6.000%	6/15/17	2,775	3,213
	UnitedHealth Group Inc.	1.400%	10/15/17	2,400	2,353
	UnitedHealth Group Inc.	6.000%	2/15/18	7,875	9,240
	Unum Group	7.125%	9/30/16	1,800	2,080
	WellPoint Inc.	6.000%	2/15/14	1,700	1,757
	WellPoint Inc.	5.000%	12/15/14	1,475	1,563
	WellPoint Inc.	1.250%	9/10/15	1,335	1,340
	WellPoint Inc.	5.250%	1/15/16	8,025	8,791
	WellPoint Inc.	2.375%	2/15/17	1,200	1,214
	WellPoint Inc.	5.875%	6/15/17	3,125	3,542
	WellPoint Inc.	1.875%	1/15/18	625	613
	Willis Group Holdings plc	4.125%	3/15/16	2,525	2,645
	Willis North America Inc.	5.625%	7/15/15	1,800	1,928
	Willis North America Inc.	6.200%	3/28/17	2,200	2,433
	XL Group plc	5.250%	9/15/14	1,455	1,526
	Other Finance (0.1%)
	NASDAQ OMX Group Inc.	4.000%	1/15/15	1,750	1,804
	NYSE Euronext	2.000%	10/5/17	4,325	4,289
	ORIX Corp.	4.710%	4/27/15	750	789
	ORIX Corp.	5.000%	1/12/16	4,590	4,869
	ORIX Corp.	3.750%	3/9/17	3,450	3,540
	Real Estate Investment Trusts (0.4%)
	Arden Realty LP	5.250%	3/1/15	1,250	1,330
	AvalonBay Communities Inc.	5.750%	9/15/16	1,250	1,425
	BioMed Realty LP	3.850%	4/15/16	3,700	3,865

10

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Brandywine Operating Partnership LP	5.700%	5/1/17	3,475	3,789
Brandywine Operating Partnership LP	4.950%	4/15/18	200	213
BRE Properties Inc.	5.500%	3/15/17	2,175	2,407
CommonWealth REIT	6.250%	6/15/17	2,200	2,362
CommonWealth REIT	6.650%	1/15/18	2,850	3,142
Digital Realty Trust LP	4.500%	7/15/15	5,225	5,498
Duke Realty LP	7.375%	2/15/15	2,700	2,944
ERP Operating LP	5.250%	9/15/14	1,430	1,504
ERP Operating LP	6.584%	4/13/15	820	901
ERP Operating LP	5.125%	3/15/16	2,565	2,825
ERP Operating LP	5.375%	8/1/16	475	529
ERP Operating LP	5.750%	6/15/17	4,507	5,103
HCP Inc.	3.750%	2/1/16	4,600	4,838
HCP Inc.	6.300%	9/15/16	1,000	1,134
HCP Inc.	6.700%	1/30/18	4,500	5,262
Health Care REIT Inc.	3.625%	3/15/16	4,950	5,190
Health Care REIT Inc.	6.200%	6/1/16	975	1,093
Health Care REIT Inc.	2.250%	3/15/18	1,775	1,745
Hospitality Properties Trust	7.875%	8/15/14	1,775	1,845
Hospitality Properties Trust	5.625%	3/15/17	2,575	2,800
Hospitality Properties Trust	6.700%	1/15/18	2,000	2,255
Kilroy Realty LP	5.000%	11/3/15	2,325	2,504
Kimco Realty Corp.	5.783%	3/15/16	1,025	1,132
Kimco Realty Corp.	5.700%	5/1/17	1,500	1,673
Kimco Realty Corp.	4.300%	2/1/18	1,250	1,347
Liberty Property LP	5.125%	3/2/15	4,500	4,738
Mack-Cali Realty LP	2.500%	12/15/17	1,650	1,624
ProLogis LP	4.500%	8/15/17	200	215
ProLogis LP	6.625%	5/15/18	775	893
Realty Income Corp.	2.000%	1/31/18	3,650	3,540
Regency Centers LP	5.250%	8/1/15	3,200	3,441
Senior Housing Properties Trust	4.300%	1/15/16	1,000	1,035
Simon Property Group LP	4.200%	2/1/15	6,100	6,355
Simon Property Group LP	5.100%	6/15/15	3,000	3,243
Simon Property Group LP	5.250%	12/1/16	6,225	6,939
Simon Property Group LP	2.800%	1/30/17	4,500	4,653
Simon Property Group LP	2.150%	9/15/17	2,935	2,955
Simon Property Group LP	6.125%	5/30/18	3,225	3,787
UDR Inc.	4.250%	6/1/18	850	911
Ventas Realty LP / Ventas Capital Corp.	3.125%	11/30/15	1,100	1,152
Ventas Realty LP / Ventas Capital Corp.	2.000%	2/15/18	3,600	3,495
Vornado Realty LP	4.250%	4/1/15	1,000	1,039
				3,001,077
Industrial (10.3%)
Basic Industry (0.7%)
Air Products & Chemicals Inc.	2.000%	8/2/16	3,975	4,064
Airgas Inc.	4.500%	9/15/14	1,525	1,591
Airgas Inc.	3.250%	10/1/15	2,950	3,074
Alcoa Inc.	5.550%	2/1/17	2,600	2,766
Barrick Gold Corp.	2.900%	5/30/16	8,978	8,872
4 Barrick Gold Corp.	2.500%	5/1/18	2,925	2,635
BHP Billiton Finance USA Ltd.	1.125%	11/21/14	595	600
BHP Billiton Finance USA Ltd.	1.000%	2/24/15	3,250	3,267
BHP Billiton Finance USA Ltd.	1.625%	2/24/17	15,750	15,650
BHP Billiton Finance USA Ltd.	5.400%	3/29/17	1,675	1,892
Celulosa Arauco y Constitucion SA	5.625%	4/20/15	3,475	3,650
Dow Chemical Co.	2.500%	2/15/16	2,000	2,063
Dow Chemical Co.	5.700%	5/15/18	375	431
Eastman Chemical Co.	3.000%	12/15/15	1,025	1,070
Eastman Chemical Co.	2.400%	6/1/17	6,100	6,123
Ecolab Inc.	2.375%	12/8/14	2,600	2,654
Ecolab Inc.	1.000%	8/9/15	1,525	1,521
Ecolab Inc.	3.000%	12/8/16	7,200	7,530

11

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Ecolab Inc.	1.450%	12/8/17	3,725	3,611
	EI du Pont de Nemours & Co.	3.250%	1/15/15	5,000	5,197
	EI du Pont de Nemours & Co.	2.750%	4/1/16	2,000	2,096
	EI du Pont de Nemours & Co.	5.250%	12/15/16	5,990	6,816
	Freeport-McMoRan Copper & Gold Inc.	1.400%	2/13/15	125	124
	Freeport-McMoRan Copper & Gold Inc.	2.150%	3/1/17	1,875	1,839
4	Freeport-McMoRan Copper & Gold Inc.	2.375%	3/15/18	10,960	10,441
	Georgia-Pacific LLC	7.700%	6/15/15	1,250	1,407
	Goldcorp Inc.	2.125%	3/15/18	4,950	4,720
	ICI Wilmington Inc.	5.625%	12/1/13	1,600	1,630
	International Paper Co.	5.300%	4/1/15	3,000	3,201
	International Paper Co.	5.250%	4/1/16	2,950	3,196
	International Paper Co.	7.950%	6/15/18	6,925	8,460
	Lubrizol Corp.	5.500%	10/1/14	1,850	1,966
	Monsanto Co.	2.750%	4/15/16	1,250	1,307
	Monsanto Co.	5.125%	4/15/18	925	1,054
	Nucor Corp.	5.750%	12/1/17	1,059	1,213
	Nucor Corp.	5.850%	6/1/18	1,300	1,515
	Plum Creek Timberlands LP	5.875%	11/15/15	1,650	1,814
	Potash Corp. of Saskatchewan Inc.	3.750%	9/30/15	6,000	6,343
	Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	1,225	1,291
	PPG Industries Inc.	1.900%	1/15/16	3,675	3,752
	PPG Industries Inc.	6.650%	3/15/18	950	1,128
	Praxair Inc.	4.375%	3/31/14	1,125	1,158
	Praxair Inc.	5.250%	11/15/14	2,750	2,927
	Praxair Inc.	4.625%	3/30/15	1,625	1,737
	Praxair Inc.	5.375%	11/1/16	700	798
	Praxair Inc.	5.200%	3/15/17	1,250	1,399
	Praxair Inc.	1.050%	11/7/17	5,000	4,832
	Rio Tinto Finance USA Ltd.	1.875%	11/2/15	11,695	11,881
	Rio Tinto Finance USA Ltd.	2.500%	5/20/16	2,025	2,071
	Rio Tinto Finance USA Ltd.	2.250%	9/20/16	1,700	1,735
	Rio Tinto Finance USA plc	1.125%	3/20/15	2,550	2,554
	Rio Tinto Finance USA plc	2.000%	3/22/17	10,700	10,618
	Rio Tinto Finance USA plc	1.625%	8/21/17	2,500	2,453
	Sherwin-Williams Co.	3.125%	12/15/14	1,900	1,967
	Teck Resources Ltd.	3.150%	1/15/17	3,575	3,688
	Teck Resources Ltd.	2.500%	2/1/18	1,950	1,889
	Vale Canada Ltd.	5.700%	10/15/15	1,125	1,209
	Vale Overseas Ltd.	6.250%	1/11/16	5,425	5,978
	Vale Overseas Ltd.	6.250%	1/23/17	9,500	10,590
	Xstrata Canada Corp.	6.000%	10/15/15	1,525	1,671
	Capital Goods (0.9%)
	3M Co.	1.375%	9/29/16	5,650	5,703
	3M Co.	1.000%	6/26/17	3,000	2,939
	Bemis Co. Inc.	5.650%	8/1/14	2,875	3,025
	Black & Decker Corp.	5.750%	11/15/16	625	716
	Boeing Capital Corp.	3.250%	10/27/14	7,525	7,787
	Boeing Capital Corp.	2.125%	8/15/16	575	590
	Boeing Co.	3.500%	2/15/15	15,050	15,752
	Boeing Co.	3.750%	11/20/16	700	762
	Caterpillar Financial Services Corp.	1.050%	3/26/15	800	805
	Caterpillar Financial Services Corp.	1.100%	5/29/15	2,100	2,112
	Caterpillar Financial Services Corp.	4.625%	6/1/15	2,000	2,140
	Caterpillar Financial Services Corp.	2.650%	4/1/16	1,725	1,798
	Caterpillar Financial Services Corp.	2.050%	8/1/16	6,650	6,792
	Caterpillar Financial Services Corp.	1.625%	6/1/17	15,000	14,937
	Caterpillar Financial Services Corp.	1.250%	11/6/17	4,225	4,114
	Caterpillar Financial Services Corp.	1.300%	3/1/18	4,250	4,128
	Caterpillar Financial Services Corp.	5.450%	4/15/18	350	404
	Caterpillar Inc.	0.950%	6/26/15	6,125	6,143
	Caterpillar Inc.	5.700%	8/15/16	500	569
	Caterpillar Inc.	1.500%	6/26/17	5,125	5,069

12

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Cooper US Inc.	2.375%	1/15/16	2,500	2,569
	Cooper US Inc.	6.100%	7/1/17	500	576
	CRH America Inc.	4.125%	1/15/16	8,500	8,940
	CRH America Inc.	6.000%	9/30/16	4,350	4,905
	Danaher Corp.	2.300%	6/23/16	1,500	1,551
	Danaher Corp.	5.625%	1/15/18	700	809
4	Eaton Corp.	1.500%	11/2/17	8,100	7,891
	Eaton Corp.	5.600%	5/15/18	3,675	4,198
	Embraer Overseas Ltd.	6.375%	1/24/17	825	885
	Exelis Inc.	4.250%	10/1/16	1,175	1,239
	General Dynamics Corp.	1.375%	1/15/15	6,000	6,067
	General Dynamics Corp.	1.000%	11/15/17	6,000	5,808
	General Electric Co.	0.850%	10/9/15	7,875	7,861
	General Electric Co.	5.250%	12/6/17	21,300	24,067
	Harsco Corp.	2.700%	10/15/15	1,000	1,006
	Harsco Corp.	5.750%	5/15/18	1,520	1,632
	Honeywell International Inc.	5.300%	3/1/18	1,525	1,735
	Illinois Tool Works Inc.	5.150%	4/1/14	3,775	3,901
	John Deere Capital Corp.	1.250%	12/2/14	200	202
	John Deere Capital Corp.	2.950%	3/9/15	18,275	18,978
	John Deere Capital Corp.	0.875%	4/17/15	9,175	9,205
	John Deere Capital Corp.	2.250%	6/7/16	150	155
	John Deere Capital Corp.	1.850%	9/15/16	5,650	5,756
	John Deere Capital Corp.	1.300%	3/12/18	300	290
	John Deere Capital Corp.	5.350%	4/3/18	350	402
	Joy Global Inc.	6.000%	11/15/16	875	990
	L-3 Communications Corp.	3.950%	11/15/16	2,050	2,162
	Lockheed Martin Corp.	2.125%	9/15/16	7,400	7,563
	Mohawk Industries Inc.	6.375%	1/15/16	7,000	7,729
	Northrop Grumman Corp.	1.750%	6/1/18	1,125	1,095
	Owens Corning	6.500%	12/1/16	4,447	4,963
	Pentair Finance SA	1.350%	12/1/15	1,000	1,003
	Precision Castparts Corp.	0.700%	12/20/15	7,125	7,092
	Precision Castparts Corp.	1.250%	1/15/18	4,075	3,966
	Republic Services Inc.	3.800%	5/15/18	150	158
	Roper Industries Inc.	1.850%	11/15/17	1,650	1,631
	United Technologies Corp.	4.875%	5/1/15	10,000	10,765
	United Technologies Corp.	1.800%	6/1/17	14,735	14,793
	United Technologies Corp.	5.375%	12/15/17	2,410	2,776
	Waste Management Inc.	6.375%	3/11/15	1,600	1,744
	Waste Management Inc.	2.600%	9/1/16	2,500	2,584
	Waste Management Inc.	6.100%	3/15/18	2,350	2,725
	Communication (1.5%)
	America Movil SAB de CV	5.750%	1/15/15	5,938	6,325
	America Movil SAB de CV	3.625%	3/30/15	6,600	6,859
	America Movil SAB de CV	2.375%	9/8/16	5,550	5,622
	American Tower Corp.	4.625%	4/1/15	3,709	3,914
	American Tower Corp.	4.500%	1/15/18	9,600	10,224
	AT&T Inc.	5.100%	9/15/14	13,206	13,872
	AT&T Inc.	2.500%	8/15/15	16,875	17,315
	AT&T Inc.	0.800%	12/1/15	2,075	2,067
	AT&T Inc.	0.900%	2/12/16	8,094	8,032
	AT&T Inc.	2.950%	5/15/16	6,425	6,717
	AT&T Inc.	5.625%	6/15/16	4,850	5,437
	AT&T Inc.	2.400%	8/15/16	4,200	4,320
	AT&T Inc.	1.600%	2/15/17	8,525	8,440
	AT&T Inc.	1.700%	6/1/17	10,500	10,384
	AT&T Inc.	1.400%	12/1/17	11,275	10,993
	AT&T Inc.	5.500%	2/1/18	9,750	11,136
	AT&T Inc.	5.600%	5/15/18	5,400	6,239
	BellSouth Corp.	5.200%	9/15/14	900	946
	British Telecommunications plc	2.000%	6/22/15	14,550	14,793
	British Telecommunications plc	5.950%	1/15/18	3,825	4,369

13

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
CBS Corp.	1.950%	7/1/17	1,925	1,911
CC Holdings GS V LLC / Crown Castle GS III Corp.	2.381%	12/15/17	2,325	2,291
Comcast Cable Communications LLC	8.875%	5/1/17	900	1,122
Comcast Corp.	6.500%	1/15/15	500	543
Comcast Corp.	5.850%	11/15/15	11,000	12,253
Comcast Corp.	5.900%	3/15/16	8,525	9,589
Comcast Corp.	4.950%	6/15/16	2,175	2,411
Comcast Corp.	6.500%	1/15/17	1,425	1,658
Comcast Corp.	6.300%	11/15/17	2,500	2,954
Comcast Corp.	5.875%	2/15/18	4,725	5,509
Comcast Corp.	5.700%	5/15/18	5,836	6,784
COX Communications Inc.	5.450%	12/15/14	1,768	1,887
COX Communications Inc.	5.500%	10/1/15	1,775	1,946
Deutsche Telekom International Finance BV	4.875%	7/8/14	2,675	2,784
Deutsche Telekom International Finance BV	5.750%	3/23/16	3,150	3,500
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.750%	10/1/14	2,075	2,171
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.550%	3/15/15	5,835	6,064
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.125%	2/15/16	3,765	3,916
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.500%	3/1/16	9,575	10,052
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	2.400%	3/15/17	9,000	9,039
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	1.750%	1/15/18	3,000	2,895
Discovery Communications LLC	3.700%	6/1/15	3,950	4,146
Embarq Corp.	7.082%	6/1/16	9,275	10,325
GTE Corp.	6.840%	4/15/18	2,200	2,621
NBCUniversal Media LLC	3.650%	4/30/15	4,650	4,886
NBCUniversal Media LLC	2.875%	4/1/16	9,250	9,672
News America Inc.	5.300%	12/15/14	2,450	2,605
Nippon Telegraph & Telephone Corp.	1.400%	7/18/17	2,325	2,283
Omnicom Group Inc.	5.900%	4/15/16	6,615	7,388
Orange SA	4.375%	7/8/14	10,575	10,891
Orange SA	2.125%	9/16/15	600	608
Orange SA	2.750%	9/14/16	2,450	2,508
Qwest Corp.	6.500%	6/1/17	4,450	5,035
Rogers Communications Inc.	6.375%	3/1/14	200	208
Rogers Communications Inc.	7.500%	3/15/15	3,000	3,324
Scripps Networks Interactive Inc.	2.700%	12/15/16	2,325	2,419
Telecom Italia Capital SA	6.175%	6/18/14	4,616	4,779
Telecom Italia Capital SA	5.250%	10/1/15	3,700	3,888
Telefonica Emisiones SAU	4.949%	1/15/15	3,388	3,531
Telefonica Emisiones SAU	3.729%	4/27/15	5,825	5,989
Telefonica Emisiones SAU	3.992%	2/16/16	12,500	12,878
Telefonica Emisiones SAU	6.421%	6/20/16	5,000	5,484
Telefonica Emisiones SAU	3.192%	4/27/18	6,400	6,215
Thomson Reuters Corp.	5.700%	10/1/14	7,550	8,000
Time Warner Cable Inc.	3.500%	2/1/15	1,125	1,167
Time Warner Cable Inc.	5.850%	5/1/17	8,800	9,728
Verizon Communications Inc.	1.250%	11/3/14	1,000	1,007
Verizon Communications Inc.	0.700%	11/2/15	518	515
Verizon Communications Inc.	5.550%	2/15/16	10,000	11,082
Verizon Communications Inc.	3.000%	4/1/16	12,120	12,657
Verizon Communications Inc.	2.000%	11/1/16	2,475	2,526
Verizon Communications Inc.	5.500%	4/1/17	100	113
Verizon Communications Inc.	1.100%	11/1/17	4,500	4,359
Verizon Communications Inc.	5.500%	2/15/18	11,000	12,535
Verizon Communications Inc.	6.100%	4/15/18	150	175
Vodafone Group plc	5.000%	9/15/15	1,000	1,085
Vodafone Group plc	3.375%	11/24/15	3,550	3,732
Vodafone Group plc	5.750%	3/15/16	5,250	5,831
Vodafone Group plc	5.625%	2/27/17	8,000	8,886
Vodafone Group plc	1.625%	3/20/17	5,200	5,071
Vodafone Group plc	1.250%	9/26/17	4,250	4,083
Vodafone Group plc	1.500%	2/19/18	7,000	6,697
WPP Finance UK	8.000%	9/15/14	4,475	4,831

14

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Consumer Cyclical (1.6%)
ADT Corp.	2.250%	7/15/17	3,150	3,106
Amazon.com Inc.	0.650%	11/27/15	3,725	3,709
Amazon.com Inc.	1.200%	11/29/17	4,200	4,054
AutoZone Inc.	5.500%	11/15/15	1,000	1,095
Brinker International Inc.	2.600%	5/15/18	850	829
Carnival Corp.	1.200%	2/5/16	1,950	1,938
Carnival Corp.	1.875%	12/15/17	2,525	2,441
Costco Wholesale Corp.	0.650%	12/7/15	5,825	5,811
Costco Wholesale Corp.	5.500%	3/15/17	2,225	2,538
Costco Wholesale Corp.	1.125%	12/15/17	9,525	9,245
CVS Caremark Corp.	4.875%	9/15/14	2,350	2,467
CVS Caremark Corp.	3.250%	5/18/15	11,550	12,023
CVS Caremark Corp.	6.125%	8/15/16	600	688
CVS Caremark Corp.	5.750%	6/1/17	4,910	5,632
Darden Restaurants Inc.	6.200%	10/15/17	4,750	5,392
eBay Inc.	1.625%	10/15/15	1,975	2,014
eBay Inc.	1.350%	7/15/17	4,475	4,401
Ford Motor Credit Co. LLC	8.700%	10/1/14	4,200	4,555
Ford Motor Credit Co. LLC	3.875%	1/15/15	15,425	15,808
Ford Motor Credit Co. LLC	7.000%	4/15/15	6,875	7,458
Ford Motor Credit Co. LLC	2.750%	5/15/15	4,200	4,259
Ford Motor Credit Co. LLC	12.000%	5/15/15	2,150	2,535
Ford Motor Credit Co. LLC	5.625%	9/15/15	7,400	7,951
Ford Motor Credit Co. LLC	4.207%	4/15/16	12,700	13,305
Ford Motor Credit Co. LLC	3.984%	6/15/16	2,250	2,349
Ford Motor Credit Co. LLC	8.000%	12/15/16	5,300	6,203
Ford Motor Credit Co. LLC	4.250%	2/3/17	10,625	11,085
Ford Motor Credit Co. LLC	3.000%	6/12/17	2,550	2,554
Ford Motor Credit Co. LLC	6.625%	8/15/17	7,800	8,798
Ford Motor Credit Co. LLC	2.375%	1/16/18	8,250	7,956
Ford Motor Credit Co. LLC	5.000%	5/15/18	11,206	11,969
Historic TW Inc.	6.875%	6/15/18	550	664
Home Depot Inc.	5.400%	3/1/16	15,575	17,335
Hyatt Hotels Corp.	3.875%	8/15/16	1,075	1,137
Johnson Controls Inc.	1.750%	3/1/14	1,000	1,008
Johnson Controls Inc.	5.500%	1/15/16	1,300	1,432
Johnson Controls Inc.	2.600%	12/1/16	800	827
Kohl's Corp.	6.250%	12/15/17	6,075	6,958
Lowe's Cos. Inc.	2.125%	4/15/16	500	515
Lowe's Cos. Inc.	5.400%	10/15/16	9,825	11,116
Lowe's Cos. Inc.	1.625%	4/15/17	5,450	5,460
Macy's Retail Holdings Inc.	7.875%	7/15/15	10,125	11,448
Macy's Retail Holdings Inc.	5.900%	12/1/16	4,062	4,625
Marriott International Inc.	6.200%	6/15/16	1,400	1,576
Marriott International Inc.	6.375%	6/15/17	1,275	1,440
McDonald's Corp.	0.750%	5/29/15	3,000	3,006
McDonald's Corp.	5.300%	3/15/17	500	566
McDonald's Corp.	5.800%	10/15/17	3,750	4,371
McDonald's Corp.	5.350%	3/1/18	4,836	5,550
Nordstrom Inc.	6.750%	6/1/14	1,150	1,213
Nordstrom Inc.	6.250%	1/15/18	1,475	1,723
PACCAR Financial Corp.	1.050%	6/5/15	1,300	1,311
PACCAR Financial Corp.	0.800%	2/8/16	750	744
PACCAR Financial Corp.	1.600%	3/15/17	1,350	1,343
PACCAR Inc.	6.875%	2/15/14	4,450	4,629
Starbucks Corp.	6.250%	8/15/17	1,250	1,453
Starwood Hotels & Resorts Worldwide Inc.	6.750%	5/15/18	2,105	2,491
Target Corp.	1.125%	7/18/14	1,050	1,058
Target Corp.	5.875%	7/15/16	3,225	3,670
Target Corp.	5.375%	5/1/17	5,850	6,633
Target Corp.	6.000%	1/15/18	4,450	5,243
Time Warner Inc.	3.150%	7/15/15	9,000	9,400

15

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	TJX Cos. Inc.	4.200%	8/15/15	4,590	4,907
	Toyota Motor Credit Corp.	1.000%	2/17/15	5,325	5,355
	Toyota Motor Credit Corp.	3.200%	6/17/15	11,200	11,690
	Toyota Motor Credit Corp.	0.875%	7/17/15	12,125	12,132
	Toyota Motor Credit Corp.	2.800%	1/11/16	7,225	7,529
	Toyota Motor Credit Corp.	2.000%	9/15/16	6,500	6,623
	Toyota Motor Credit Corp.	2.050%	1/12/17	9,000	9,099
	Toyota Motor Credit Corp.	1.250%	10/5/17	2,225	2,158
	Toyota Motor Credit Corp.	1.375%	1/10/18	2,150	2,094
	Viacom Inc.	4.375%	9/15/14	600	625
	Viacom Inc.	1.250%	2/27/15	8,000	8,030
	Viacom Inc.	4.250%	9/15/15	2,300	2,449
	Viacom Inc.	6.250%	4/30/16	7,500	8,484
	Viacom Inc.	2.500%	12/15/16	1,425	1,465
	Viacom Inc.	3.500%	4/1/17	2,850	2,993
	Wal-Mart Stores Inc.	2.875%	4/1/15	4,530	4,710
	Wal-Mart Stores Inc.	4.500%	7/1/15	689	742
	Wal-Mart Stores Inc.	2.250%	7/8/15	4,250	4,388
	Wal-Mart Stores Inc.	1.500%	10/25/15	14,975	15,246
	Wal-Mart Stores Inc.	0.600%	4/11/16	2,000	1,991
	Wal-Mart Stores Inc.	5.800%	2/15/18	8,775	10,270
	Wal-Mart Stores Inc.	1.125%	4/11/18	4,125	3,999
	Walgreen Co.	1.000%	3/13/15	14,450	14,467
	Walgreen Co.	1.800%	9/15/17	6,825	6,731
	Walt Disney Co.	0.875%	12/1/14	9,250	9,300
	Walt Disney Co.	1.350%	8/16/16	3,650	3,686
	Walt Disney Co.	1.125%	2/15/17	6,000	5,905
	Walt Disney Co.	1.100%	12/1/17	6,075	5,896
	Western Union Co.	5.930%	10/1/16	2,150	2,393
	Western Union Co.	2.875%	12/10/17	4,600	4,604
	Wyndham Worldwide Corp.	2.950%	3/1/17	3,475	3,516
	Wyndham Worldwide Corp.	2.500%	3/1/18	225	222
	Consumer Noncyclical (2.9%)
4	AbbVie Inc.	1.200%	11/6/15	23,890	24,040
4	AbbVie Inc.	1.750%	11/6/17	23,325	22,868
	Actavis Inc.	5.000%	8/15/14	4,000	4,169
	Actavis Inc.	1.875%	10/1/17	2,950	2,871
	Allergan Inc.	1.350%	3/15/18	2,775	2,703
	Altria Group Inc.	4.125%	9/11/15	9,425	10,049
	AmerisourceBergen Corp.	5.875%	9/15/15	2,175	2,403
	Amgen Inc.	1.875%	11/15/14	200	203
	Amgen Inc.	4.850%	11/18/14	4,175	4,411
	Amgen Inc.	2.300%	6/15/16	3,550	3,656
	Amgen Inc.	2.500%	11/15/16	625	646
	Amgen Inc.	2.125%	5/15/17	9,875	9,918
	Amgen Inc.	5.850%	6/1/17	11,725	13,313
	Anheuser-Busch Cos. LLC	5.500%	1/15/18	3,875	4,417
	Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	4,150	4,032
	Anheuser-Busch InBev Worldwide Inc.	1.500%	7/14/14	6,085	6,146
	Anheuser-Busch InBev Worldwide Inc.	5.375%	11/15/14	1,200	1,274
	Anheuser-Busch InBev Worldwide Inc.	4.125%	1/15/15	7,550	7,933
	Anheuser-Busch InBev Worldwide Inc.	0.800%	7/15/15	8,000	7,991
	Anheuser-Busch InBev Worldwide Inc.	2.875%	2/15/16	15,910	16,658
	Anheuser-Busch InBev Worldwide Inc.	1.375%	7/15/17	18,330	18,038
	Archer-Daniels-Midland Co.	8.375%	4/15/17	625	772
	AstraZeneca plc	5.900%	9/15/17	8,000	9,301
	Avon Products Inc.	2.375%	3/15/16	1,475	1,486
	Avon Products Inc.	5.750%	3/1/18	2,356	2,540
	Baxter International Inc.	4.625%	3/15/15	2,750	2,920
	Baxter International Inc.	5.900%	9/1/16	3,300	3,796
	Baxter International Inc.	5.375%	6/1/18	975	1,121
	Beam Inc.	1.875%	5/15/17	875	871
	Beam Inc.	1.750%	6/15/18	925	904

16

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Becton Dickinson & Co.	1.750%	11/8/16	200	203
Biogen Idec Inc.	6.875%	3/1/18	4,950	5,898
Boston Scientific Corp.	4.500%	1/15/15	6,375	6,699
Boston Scientific Corp.	6.250%	11/15/15	8,000	8,845
Boston Scientific Corp.	6.400%	6/15/16	6,000	6,745
Boston Scientific Corp.	5.125%	1/12/17	1,850	2,006
Bottling Group LLC	6.950%	3/15/14	9,725	10,154
Bristol-Myers Squibb Co.	0.875%	8/1/17	5,750	5,565
Bristol-Myers Squibb Co.	5.450%	5/1/18	4,025	4,688
Brown-Forman Corp.	2.500%	1/15/16	625	645
Brown-Forman Corp.	1.000%	1/15/18	2,275	2,187
Bunge Ltd. Finance Corp.	5.100%	7/15/15	1,925	2,071
Bunge Ltd. Finance Corp.	4.100%	3/15/16	1,375	1,458
Bunge Ltd. Finance Corp.	3.200%	6/15/17	3,475	3,552
Campbell Soup Co.	3.050%	7/15/17	1,975	2,054
Cardinal Health Inc.	4.000%	6/15/15	1,875	1,979
Cardinal Health Inc.	1.700%	3/15/18	8,550	8,317
CareFusion Corp.	5.125%	8/1/14	5,975	6,235
Catholic Health Initiatives Colorado GO	1.600%	11/1/17	1,450	1,422
Celgene Corp.	2.450%	10/15/15	5,600	5,771
Celgene Corp.	1.900%	8/15/17	2,150	2,134
Church & Dwight Co. Inc.	3.350%	12/15/15	1,225	1,278
Clorox Co.	5.000%	1/15/15	3,700	3,927
Coca-Cola Co.	1.500%	11/15/15	12,125	12,350
Coca-Cola Co.	1.800%	9/1/16	2,300	2,349
Coca-Cola Co.	5.350%	11/15/17	15,900	18,277
Coca-Cola Co.	1.150%	4/1/18	4,000	3,879
Coca-Cola Enterprises Inc.	2.125%	9/15/15	6,900	7,040
Coca-Cola HBC Finance BV	5.500%	9/17/15	2,000	2,164
Colgate-Palmolive Co.	2.625%	5/1/17	3,085	3,225
Colgate-Palmolive Co.	0.900%	5/1/18	2,050	1,973
ConAgra Foods Inc.	1.300%	1/25/16	7,575	7,577
ConAgra Foods Inc.	1.900%	1/25/18	6,925	6,831
Covidien International Finance SA	1.350%	5/29/15	103	104
Covidien International Finance SA	2.800%	6/15/15	5,000	5,179
Delhaize Group SA	6.500%	6/15/17	1,600	1,796
DENTSPLY International Inc.	2.750%	8/15/16	1,500	1,549
Diageo Capital plc	5.500%	9/30/16	4,000	4,527
Diageo Capital plc	1.500%	5/11/17	5,125	5,067
Diageo Capital plc	5.750%	10/23/17	3,875	4,462
Diageo Capital plc	1.125%	4/29/18	2,750	2,645
Diageo Finance BV	5.300%	10/28/15	3,075	3,383
Dr Pepper Snapple Group Inc.	2.900%	1/15/16	4,600	4,784
Dr Pepper Snapple Group Inc.	6.820%	5/1/18	1,450	1,757
Eli Lilly & Co.	5.200%	3/15/17	3,650	4,131
Express Scripts Holding Co.	2.100%	2/12/15	9,100	9,248
Express Scripts Holding Co.	3.125%	5/15/16	100	104
Express Scripts Holding Co.	2.650%	2/15/17	13,550	13,786
Genentech Inc.	4.750%	7/15/15	5,500	5,932
General Mills Inc.	5.200%	3/17/15	13,450	14,427
General Mills Inc.	5.700%	2/15/17	100	113
Genzyme Corp.	3.625%	6/15/15	3,000	3,163
Gilead Sciences Inc.	2.400%	12/1/14	1,050	1,073
Gilead Sciences Inc.	3.050%	12/1/16	3,500	3,701
GlaxoSmithKline Capital Inc.	0.700%	3/18/16	5,525	5,478
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	7,650	8,875
GlaxoSmithKline Capital plc	1.500%	5/8/17	21,900	21,757
Hasbro Inc.	6.300%	9/15/17	375	429
Hershey Co.	5.450%	9/1/16	700	790
Hershey Co.	1.500%	11/1/16	3,225	3,259
Ingredion Inc.	3.200%	11/1/15	350	364
Johnson & Johnson	5.550%	8/15/17	4,225	4,897
Kellogg Co.	1.875%	11/17/16	6,000	6,096
Kellogg Co.	1.750%	5/17/17	475	473

17

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Kellogg Co.	3.250%	5/21/18	5,150	5,410
	Kimberly-Clark Corp.	4.875%	8/15/15	175	190
	Kimberly-Clark Corp.	6.125%	8/1/17	6,625	7,739
	Kraft Foods Group Inc.	1.625%	6/4/15	3,200	3,237
	Kraft Foods Group Inc.	2.250%	6/5/17	3,150	3,185
	Kroger Co.	3.900%	10/1/15	7,000	7,426
	Kroger Co.	2.200%	1/15/17	1,075	1,078
	Laboratory Corp. of America Holdings	2.200%	8/23/17	3,025	2,997
	Life Technologies Corp.	4.400%	3/1/15	4,475	4,687
	Life Technologies Corp.	3.500%	1/15/16	1,725	1,794
	Lorillard Tobacco Co.	3.500%	8/4/16	2,150	2,249
	Mattel Inc.	2.500%	11/1/16	1,150	1,196
	Mattel Inc.	1.700%	3/15/18	1,300	1,269
	McKesson Corp.	0.950%	12/4/15	1,090	1,089
	McKesson Corp.	3.250%	3/1/16	13,875	14,655
	Mead Johnson Nutrition Co.	3.500%	11/1/14	5,225	5,374
	Medco Health Solutions Inc.	2.750%	9/15/15	2,200	2,263
	Medco Health Solutions Inc.	7.125%	3/15/18	8,735	10,517
	Medtronic Inc.	4.500%	3/15/14	1,975	2,031
	Medtronic Inc.	3.000%	3/15/15	5,300	5,489
	Medtronic Inc.	2.625%	3/15/16	2,500	2,605
	Medtronic Inc.	1.375%	4/1/18	4,100	3,971
	Merck & Co. Inc.	2.250%	1/15/16	18,700	19,312
	Merck & Co. Inc.	1.100%	1/31/18	13,350	12,891
	Merck Sharp & Dohme Corp.	4.750%	3/1/15	4,875	5,210
	Molson Coors Brewing Co.	2.000%	5/1/17	250	250
	Mondelez International Inc.	4.125%	2/9/16	9,030	9,658
	Mondelez International Inc.	6.500%	8/11/17	10,825	12,626
	Mondelez International Inc.	6.125%	2/1/18	9,330	10,799
4	MYLAN INC.	1.800%	6/24/16	1,725	1,717
4	MYLAN INC.	2.600%	6/24/18	2,475	2,439
	Newell Rubbermaid Inc.	2.050%	12/1/17	1,175	1,152
	Novartis Capital Corp.	2.900%	4/24/15	13,225	13,774
	PepsiAmericas Inc.	4.875%	1/15/15	1,525	1,621
	PepsiCo Inc.	3.100%	1/15/15	2,900	3,007
	PepsiCo Inc.	0.750%	3/5/15	1,000	1,000
	PepsiCo Inc.	0.700%	2/26/16	12,000	11,903
	PepsiCo Inc.	2.500%	5/10/16	5,000	5,198
	PepsiCo Inc.	5.000%	6/1/18	4,050	4,590
	Pfizer Inc.	5.350%	3/15/15	17,100	18,414
	Philip Morris International Inc.	2.500%	5/16/16	6,000	6,218
	Philip Morris International Inc.	1.625%	3/20/17	225	224
	Philip Morris International Inc.	1.125%	8/21/17	10,025	9,746
	Philip Morris International Inc.	5.650%	5/16/18	8,425	9,732
	Procter & Gamble Co.	0.700%	8/15/14	7,000	7,021
	Procter & Gamble Co.	3.500%	2/15/15	4,390	4,600
	Procter & Gamble Co.	1.800%	11/15/15	10,875	11,143
	Procter & Gamble Co.	4.850%	12/15/15	4,500	4,940
	Procter & Gamble Co.	1.450%	8/15/16	4,450	4,496
	Quest Diagnostics Inc.	3.200%	4/1/16	2,100	2,188
	Reynolds American Inc.	1.050%	10/30/15	2,850	2,847
	Reynolds American Inc.	7.625%	6/1/16	375	437
	Reynolds American Inc.	6.750%	6/15/17	4,725	5,471
	Reynolds American Inc.	7.750%	6/1/18	150	183
	Safeway Inc.	6.250%	3/15/14	200	207
	Safeway Inc.	3.400%	12/1/16	5,000	5,204
	Sanofi	1.200%	9/30/14	4,200	4,240
	Sanofi	2.625%	3/29/16	10,050	10,485
	Sanofi	1.250%	4/10/18	5,025	4,862
	Stryker Corp.	3.000%	1/15/15	1,500	1,553
	Stryker Corp.	2.000%	9/30/16	3,075	3,150
	Teva Pharmaceutical Finance Co. BV	2.400%	11/10/16	2,750	2,831
	Teva Pharmaceutical Finance II BV / Teva
	Pharmaceutical Finance III LLC	3.000%	6/15/15	9,813	10,205

18

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Thermo Fisher Scientific Inc.	2.050%	2/21/14	150	151
	Thermo Fisher Scientific Inc.	3.250%	11/20/14	1,275	1,311
	Thermo Fisher Scientific Inc.	3.200%	5/1/15	1,600	1,657
	Thermo Fisher Scientific Inc.	3.200%	3/1/16	3,300	3,426
	Thermo Fisher Scientific Inc.	2.250%	8/15/16	8,000	8,145
	Unilever Capital Corp.	0.450%	7/30/15	1,150	1,143
	Unilever Capital Corp.	0.850%	8/2/17	6,375	6,173
	Whirlpool Corp.	8.600%	5/1/14	1,100	1,168
	Wyeth LLC	5.500%	2/15/16	5,600	6,249
	Wyeth LLC	5.450%	4/1/17	900	1,026
	Zimmer Holdings Inc.	1.400%	11/30/14	1,075	1,085
4	Zoetis Inc.	1.150%	2/1/16	1,400	1,402
4	Zoetis Inc.	1.875%	2/1/18	3,475	3,425
	Energy (1.2%)
	Anadarko Petroleum Corp.	6.375%	9/15/17	20,450	23,549
	Apache Corp.	5.625%	1/15/17	150	169
	Apache Corp.	1.750%	4/15/17	7,050	7,046
	BP Capital Markets plc	3.875%	3/10/15	10,925	11,477
	BP Capital Markets plc	3.125%	10/1/15	14,525	15,209
	BP Capital Markets plc	0.700%	11/6/15	2,375	2,363
	BP Capital Markets plc	3.200%	3/11/16	10,300	10,824
	BP Capital Markets plc	2.248%	11/1/16	1,000	1,025
	BP Capital Markets plc	1.846%	5/5/17	5,600	5,612
	BP Capital Markets plc	1.375%	11/6/17	9,150	8,904
	BP Capital Markets plc	1.375%	5/10/18	6,275	6,039
	Canadian Natural Resources Ltd.	1.450%	11/14/14	1,300	1,311
	Canadian Natural Resources Ltd.	4.900%	12/1/14	550	582
	Canadian Natural Resources Ltd.	6.000%	8/15/16	4,000	4,543
	Canadian Natural Resources Ltd.	5.700%	5/15/17	5,275	5,982
	Cenovus Energy Inc.	4.500%	9/15/14	2,950	3,075
	Chevron Corp.	0.889%	6/24/16	3,000	3,004
	Chevron Corp.	1.104%	12/5/17	5,975	5,837
	Chevron Corp.	1.718%	6/24/18	8,400	8,337
	ConocoPhillips	4.600%	1/15/15	11,600	12,298
	ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	2,000	2,281
	ConocoPhillips Co.	1.050%	12/15/17	9,000	8,707
	Devon Energy Corp.	2.400%	7/15/16	1,800	1,847
	Devon Energy Corp.	1.875%	5/15/17	4,350	4,302
	Diamond Offshore Drilling Inc.	5.150%	9/1/14	2,000	2,099
	Encana Corp.	5.900%	12/1/17	1,275	1,450
	Ensco plc	3.250%	3/15/16	6,400	6,692
	EOG Resources Inc.	6.125%	10/1/13	1,200	1,216
	EOG Resources Inc.	2.950%	6/1/15	1,725	1,796
	FMC Technologies Inc.	2.000%	10/1/17	650	643
	Marathon Oil Corp.	0.900%	11/1/15	2,225	2,217
	Marathon Oil Corp.	5.900%	3/15/18	8,700	9,972
	Marathon Petroleum Corp.	3.500%	3/1/16	3,550	3,743
	Murphy Oil Corp.	2.500%	12/1/17	5,000	4,923
	Nabors Industries Inc.	6.150%	2/15/18	5,575	6,218
	National Oilwell Varco Inc.	1.350%	12/1/17	3,500	3,412
	Noble Holding International Ltd.	3.450%	8/1/15	5,100	5,303
	Noble Holding International Ltd.	2.500%	3/15/17	700	703
	Occidental Petroleum Corp.	2.500%	2/1/16	5,200	5,387
	Occidental Petroleum Corp.	4.125%	6/1/16	2,800	3,038
	Occidental Petroleum Corp.	1.750%	2/15/17	10,500	10,490
	Petro-Canada	6.050%	5/15/18	4,462	5,175
	Petrohawk Energy Corp.	10.500%	8/1/14	2,400	2,514
	Petrohawk Energy Corp.	7.875%	6/1/15	2,400	2,442
	Phillips 66	2.950%	5/1/17	5,800	5,990
	Pioneer Natural Resources Co.	6.650%	3/15/17	5,000	5,699
	Pioneer Natural Resources Co.	6.875%	5/1/18	1,450	1,710
	Shell International Finance BV	3.100%	6/28/15	8,050	8,440
	Shell International Finance BV	3.250%	9/22/15	2,350	2,478

19

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Shell International Finance BV	0.625%	12/4/15	3,025	3,023
Shell International Finance BV	5.200%	3/22/17	5,000	5,637
Shell International Finance BV	1.125%	8/21/17	9,350	9,130
Southwestern Energy Co.	7.500%	2/1/18	2,550	3,022
Suncor Energy Inc.	6.100%	6/1/18	6,100	7,119
Talisman Energy Inc.	5.125%	5/15/15	4,150	4,439
Total Capital Canada Ltd.	1.450%	1/15/18	6,025	5,875
Total Capital International SA	0.750%	1/25/16	3,600	3,586
Total Capital International SA	1.500%	2/17/17	3,700	3,673
Total Capital International SA	1.550%	6/28/17	6,650	6,575
Total Capital SA	3.000%	6/24/15	10,425	10,897
Total Capital SA	3.125%	10/2/15	100	105
Total Capital SA	2.300%	3/15/16	5,225	5,389
Transocean Inc.	4.950%	11/15/15	4,400	4,725
Transocean Inc.	5.050%	12/15/16	4,475	4,865
Transocean Inc.	2.500%	10/15/17	6,750	6,662
Transocean Inc.	6.000%	3/15/18	1,700	1,902
Valero Energy Corp.	4.500%	2/1/15	450	474
Valero Energy Corp.	6.125%	6/15/17	9,815	11,274
Weatherford International Inc.	6.350%	6/15/17	5,235	5,837
Weatherford International Ltd.	6.000%	3/15/18	1,075	1,207
XTO Energy Inc.	6.250%	8/1/17	1,522	1,804
XTO Energy Inc.	5.500%	6/15/18	2,425	2,859
Other Industrial (0.0%)
Yale University Connecticut GO	2.900%	10/15/14	913	941

Technology (1.3%)
Adobe Systems Inc.	3.250%	2/1/15	3,925	4,062
Agilent Technologies Inc.	5.500%	9/14/15	3,180	3,464
Agilent Technologies Inc.	6.500%	11/1/17	4,775	5,520
Altera Corp.	1.750%	5/15/17	2,800	2,777
Amphenol Corp.	4.750%	11/15/14	2,775	2,916
Analog Devices Inc.	3.000%	4/15/16	2,000	2,098
Apple Inc.	0.450%	5/3/16	8,975	8,872
Apple Inc.	1.000%	5/3/18	12,675	12,141
Applied Materials Inc.	2.650%	6/15/16	2,500	2,589
Arrow Electronics Inc.	3.375%	11/1/15	4,200	4,352
Autodesk Inc.	1.950%	12/15/17	1,225	1,194
Avnet Inc.	6.625%	9/15/16	1,400	1,570
Baidu Inc.	2.250%	11/28/17	4,200	4,075
BMC Software Inc.	7.250%	6/1/18	1,675	1,722
Broadcom Corp.	2.375%	11/1/15	1,000	1,030
CA Inc.	6.125%	12/1/14	5,000	5,344
Cisco Systems Inc.	2.900%	11/17/14	8,900	9,189
Cisco Systems Inc.	5.500%	2/22/16	17,875	19,953
Computer Sciences Corp.	2.500%	9/15/15	1,000	1,020
Computer Sciences Corp.	6.500%	3/15/18	2,525	2,816
Corning Inc.	1.450%	11/15/17	2,350	2,294
Dell Inc.	2.300%	9/10/15	1,100	1,096
Dell Inc.	3.100%	4/1/16	6,910	6,895
Dun & Bradstreet Corp.	2.875%	11/15/15	875	896
Dun & Bradstreet Corp.	3.250%	12/1/17	2,100	2,117
EMC Corp.	1.875%	6/1/18	7,075	6,993
Equifax Inc.	4.450%	12/1/14	1,000	1,045
Fiserv Inc.	3.125%	6/15/16	675	706
Fiserv Inc.	6.800%	11/20/17	2,725	3,186
Google Inc.	2.125%	5/19/16	5,575	5,770
Harris Corp.	5.950%	12/1/17	1,750	1,948
Hewlett-Packard Co.	2.625%	12/9/14	5,375	5,481
Hewlett-Packard Co.	2.350%	3/15/15	3,850	3,909
Hewlett-Packard Co.	2.125%	9/13/15	7,825	7,907
Hewlett-Packard Co.	2.650%	6/1/16	7,860	8,022
Hewlett-Packard Co.	3.000%	9/15/16	7,660	7,870

20

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Hewlett-Packard Co.	3.300%	12/9/16	2,775	2,887
	Hewlett-Packard Co.	2.600%	9/15/17	6,780	6,746
	Hewlett-Packard Co.	5.500%	3/1/18	1,550	1,718
	Intel Corp.	1.950%	10/1/16	10,100	10,357
	Intel Corp.	1.350%	12/15/17	17,380	16,962
	International Business Machines Corp.	0.875%	10/31/14	5,200	5,226
	International Business Machines Corp.	0.550%	2/6/15	9,200	9,202
	International Business Machines Corp.	2.000%	1/5/16	4,100	4,207
	International Business Machines Corp.	0.450%	5/6/16	550	543
	International Business Machines Corp.	1.950%	7/22/16	10,600	10,876
	International Business Machines Corp.	1.250%	2/6/17	4,365	4,315
	International Business Machines Corp.	5.700%	9/14/17	14,050	16,196
	International Business Machines Corp.	1.250%	2/8/18	4,000	3,887
	Intuit Inc.	5.750%	3/15/17	2,000	2,234
	Jabil Circuit Inc.	8.250%	3/15/18	1,350	1,595
	Juniper Networks Inc.	3.100%	3/15/16	500	517
	Lexmark International Inc.	6.650%	6/1/18	2,675	2,924
	Microsoft Corp.	1.625%	9/25/15	12,300	12,571
	Microsoft Corp.	2.500%	2/8/16	3,900	4,065
	National Semiconductor Corp.	6.600%	6/15/17	2,575	3,034
	NetApp Inc.	2.000%	12/15/17	2,500	2,441
	Oracle Corp.	3.750%	7/8/14	11,400	11,789
	Oracle Corp.	5.250%	1/15/16	4,589	5,073
	Oracle Corp.	1.200%	10/15/17	20,950	20,370
	Oracle Corp.	5.750%	4/15/18	355	413
	Pitney Bowes Inc.	5.750%	9/15/17	2,200	2,376
	Pitney Bowes Inc.	5.600%	3/15/18	1,825	1,967
	Symantec Corp.	2.750%	9/15/15	3,375	3,483
	Symantec Corp.	2.750%	6/15/17	2,200	2,218
	Texas Instruments Inc.	0.450%	8/3/15	1,300	1,294
	Texas Instruments Inc.	2.375%	5/16/16	11,225	11,638
	Total System Services Inc.	2.375%	6/1/18	425	411
	Tyco Electronics Group SA	1.600%	2/3/15	2,800	2,828
	Tyco Electronics Group SA	6.550%	10/1/17	2,755	3,192
	Xerox Corp.	4.250%	2/15/15	15,875	16,593
	Xerox Corp.	6.400%	3/15/16	3,000	3,353
	Xerox Corp.	2.950%	3/15/17	5,825	5,901
	Transportation (0.2%)
	Burlington Northern Santa Fe LLC	5.650%	5/1/17	5,625	6,392
	Burlington Northern Santa Fe LLC	5.750%	3/15/18	1,625	1,871
	Canadian National Railway Co.	5.800%	6/1/16	1,250	1,418
	Canadian National Railway Co.	1.450%	12/15/16	5,425	5,469
	Canadian National Railway Co.	5.850%	11/15/17	475	552
	CSX Corp.	6.250%	4/1/15	6,125	6,669
	CSX Corp.	5.600%	5/1/17	3,400	3,833
	CSX Corp.	6.250%	3/15/18	5,475	6,445
	JB Hunt Transport Services Inc.	3.375%	9/15/15	3,100	3,238
	Norfolk Southern Corp.	5.750%	1/15/16	1,197	1,331
	Norfolk Southern Corp.	7.700%	5/15/17	5,600	6,776
	Ryder System Inc.	3.150%	3/2/15	1,450	1,499
	Ryder System Inc.	3.600%	3/1/16	4,000	4,210
	Ryder System Inc.	5.850%	11/1/16	100	112
	Ryder System Inc.	2.500%	3/1/17	2,400	2,413
	Ryder System Inc.	2.500%	3/1/18	2,500	2,488
	Union Pacific Corp.	5.750%	11/15/17	1,700	1,961
3	United Air Lines Inc. 2009-1 Pass Through Trust	10.400%	5/1/18	1,096	1,254
3	United Air Lines Inc. 2009-2 Class A Pass Through
	Trust	9.750%	7/15/18	5,484	6,307
	United Parcel Service Inc.	5.500%	1/15/18	3,975	4,579
					3,123,043
Utilities (1.5%)
	Electric (0.9%)
	Alabama Power Co.	0.550%	10/15/15	1,500	1,490

21

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Ameren Corp.	8.875%	5/15/14	100	106
	Ameren Illinois Co.	6.125%	11/15/17	2,000	2,327
	American Electric Power Co. Inc.	1.650%	12/15/17	4,700	4,574
	Appalachian Power Co.	3.400%	5/24/15	4,500	4,679
	Arizona Public Service Co.	4.650%	5/15/15	975	1,038
	Baltimore Gas & Electric Co.	5.900%	10/1/16	2,225	2,522
	Cleveland Electric Illuminating Co.	5.700%	4/1/17	1,000	1,101
	CMS Energy Corp.	6.550%	7/17/17	2,500	2,894
	CMS Energy Corp.	5.050%	2/15/18	2,500	2,765
	Commonwealth Edison Co.	4.700%	4/15/15	3,045	3,241
	Commonwealth Edison Co.	5.950%	8/15/16	1,975	2,248
	Commonwealth Edison Co.	1.950%	9/1/16	2,000	2,045
	Commonwealth Edison Co.	6.150%	9/15/17	2,525	2,950
	Connecticut Light & Power Co.	5.650%	5/1/18	650	758
	Consolidated Edison Co. of New York Inc.	5.500%	9/15/16	3,400	3,833
	Consolidated Edison Co. of New York Inc.	5.850%	4/1/18	5,300	6,215
	Consumers Energy Co.	5.500%	8/15/16	2,550	2,884
	Dominion Resources Inc.	5.150%	7/15/15	1,895	2,051
	Dominion Resources Inc.	1.950%	8/15/16	6,050	6,145
	Dominion Resources Inc.	6.000%	11/30/17	6,620	7,688
	Dominion Resources Inc.	6.400%	6/15/18	750	890
	Duke Energy Carolinas LLC	1.750%	12/15/16	5,000	5,066
	Duke Energy Carolinas LLC	5.100%	4/15/18	5,525	6,260
	Duke Energy Corp.	3.350%	4/1/15	2,000	2,085
	Duke Energy Corp.	1.625%	8/15/17	7,000	6,871
	Duke Energy Corp.	2.100%	6/15/18	2,125	2,110
	Duke Energy Corp.	6.250%	6/15/18	695	811
	Duke Energy Florida Inc.	5.100%	12/1/15	1,175	1,289
	Duke Energy Florida Inc.	5.650%	6/15/18	325	377
	Duke Energy Progess Inc.	5.150%	4/1/15	2,000	2,150
	Duke Energy Progess Inc.	5.250%	12/15/15	3,000	3,328
	Enersis SA	7.375%	1/15/14	1,000	1,033
	Entergy Gulf States Louisiana LLC	6.000%	5/1/18	2,000	2,267
	Exelon Corp.	4.900%	6/15/15	5,475	5,853
	Exelon Generation Co. LLC	6.200%	10/1/17	5,025	5,752
	FirstEnergy Corp.	2.750%	3/15/18	3,150	3,060
	Georgia Power Co.	0.625%	11/15/15	4,730	4,689
	Georgia Power Co.	3.000%	4/15/16	2,400	2,512
	Georgia Power Co.	5.700%	6/1/17	3,200	3,695
3	Integrys Energy Group Inc.	6.110%	12/1/66	1,000	1,045
	Jersey Central Power & Light Co.	5.650%	6/1/17	1,125	1,257
	Kentucky Utilities Co.	1.625%	11/1/15	2,550	2,593
	LG&E & KU Energy LLC	2.125%	11/15/15	2,650	2,711
	Louisville Gas & Electric Co.	1.625%	11/15/15	5,500	5,623
	MidAmerican Energy Co.	5.950%	7/15/17	925	1,070
	MidAmerican Energy Co.	5.300%	3/15/18	900	1,028
	MidAmerican Energy Holdings Co.	5.750%	4/1/18	1,375	1,593
	Mississippi Power Co.	2.350%	10/15/16	3,075	3,195
	National Rural Utilities Cooperative Finance Corp.	5.500%	7/1/13	4,766	4,767
	National Rural Utilities Cooperative Finance Corp.	3.875%	9/16/15	3,250	3,466
	National Rural Utilities Cooperative Finance Corp.	3.050%	3/1/16	1,200	1,260
	National Rural Utilities Cooperative Finance Corp.	5.450%	4/10/17	1,445	1,630
	National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	3,975	4,584
	Nevada Power Co.	6.500%	5/15/18	4,725	5,637
	NextEra Energy Capital Holdings Inc.	1.200%	6/1/15	100	100
	NextEra Energy Capital Holdings Inc.	2.600%	9/1/15	1,900	1,957
	NextEra Energy Capital Holdings Inc.	7.875%	12/15/15	4,800	5,557
3	NextEra Energy Capital Holdings Inc.	6.350%	10/1/66	2,225	2,303
3	NextEra Energy Capital Holdings Inc.	6.650%	6/15/67	5,050	5,277
	Northeast Utilities	1.450%	5/1/18	3,700	3,569
	Northern States Power Co.	1.950%	8/15/15	1,200	1,226
	Northern States Power Co.	5.250%	3/1/18	2,325	2,663
	NSTAR Electric Co.	5.625%	11/15/17	1,525	1,752
	Ohio Edison Co.	6.400%	7/15/16	2,200	2,512

22

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Ohio Power Co.	6.000%	6/1/16	425	479
	Oncor Electric Delivery Co. LLC	6.375%	1/15/15	3,200	3,457
	Pacific Gas & Electric Co.	5.625%	11/30/17	3,000	3,467
	Peco Energy Co.	5.350%	3/1/18	1,775	2,030
	Pennsylvania Electric Co.	6.050%	9/1/17	2,550	2,876
	Pepco Holdings Inc.	2.700%	10/1/15	2,200	2,263
	PPL Capital Funding Inc.	1.900%	6/1/18	625	614
	PPL Energy Supply LLC	6.500%	5/1/18	1,500	1,735
	Progress Energy Inc.	5.625%	1/15/16	2,500	2,762
	PSEG Power LLC	5.500%	12/1/15	3,000	3,300
	PSEG Power LLC	2.750%	9/15/16	300	310
	PSEG Power LLC	5.320%	9/15/16	1,300	1,440
	Public Service Co. of New Mexico	7.950%	5/15/18	3,531	4,234
	Public Service Electric & Gas Co.	0.850%	8/15/14	4,400	4,415
	Public Service Electric & Gas Co.	2.700%	5/1/15	1,814	1,876
	Scottish Power Ltd.	5.375%	3/15/15	3,200	3,402
	Southern California Edison Co.	5.750%	3/15/14	300	310
	Southern California Edison Co.	4.150%	9/15/14	3,000	3,126
	Southern Co.	2.375%	9/15/15	4,810	4,954
	Southern Power Co.	4.875%	7/15/15	2,000	2,148
	Southwestern Electric Power Co.	5.550%	1/15/17	2,825	3,130
	TECO Finance Inc.	4.000%	3/15/16	375	399
	TransAlta Corp.	4.750%	1/15/15	2,988	3,123
	TransAlta Corp.	6.650%	5/15/18	1,725	1,967
	Union Electric Co.	5.400%	2/1/16	5,000	5,527
	Virginia Electric & Power Co.	5.950%	9/15/17	2,125	2,466
	Virginia Electric & Power Co.	1.200%	1/15/18	6,005	5,845
	Virginia Electric & Power Co.	5.400%	4/30/18	75	87
	Wisconsin Electric Power Co.	1.700%	6/15/18	500	493
3	Wisconsin Energy Corp.	6.250%	5/15/67	2,400	2,520
	Xcel Energy Inc.	0.750%	5/9/16	1,000	990
	Natural Gas (0.6%)
	Atmos Energy Corp.	4.950%	10/15/14	3,400	3,578
	Boardwalk Pipelines LP	5.500%	2/1/17	2,025	2,236
	CenterPoint Energy Resources Corp.	6.125%	11/1/17	3,212	3,726
	CenterPoint Energy Resources Corp.	6.000%	5/15/18	800	928
	Colorado Interstate Gas Co. LLC	6.800%	11/15/15	8,750	9,870
	DCP Midstream Operating LP	2.500%	12/1/17	8,645	8,546
	El Paso Natural Gas Co. LLC	5.950%	4/15/17	3,025	3,415
	Enbridge Energy Partners LP	6.500%	4/15/18	4,575	5,300
	Enbridge Inc.	4.900%	3/1/15	4,950	5,265
	Energy Transfer Partners LP	6.125%	2/15/17	8,200	9,223
5	Enron Corp.	9.125%	4/1/03	2,000	—
5	Enron Corp.	7.625%	9/10/04	1,000	—
	Enterprise Products Operating LLC	5.600%	10/15/14	100	106
	Enterprise Products Operating LLC	3.700%	6/1/15	1,000	1,049
	Enterprise Products Operating LLC	3.200%	2/1/16	2,025	2,122
	Enterprise Products Operating LLC	6.300%	9/15/17	6,850	7,963
	Enterprise Products Operating LLC	6.650%	4/15/18	3,025	3,611
3	Enterprise Products Operating LLC	8.375%	8/1/66	2,300	2,553
3	Enterprise Products Operating LLC	7.034%	1/15/68	3,822	4,271
5	HNG Internorth	9.625%	3/15/06	1,500	—
	Kinder Morgan Energy Partners LP	3.500%	3/1/16	2,660	2,806
	Kinder Morgan Energy Partners LP	6.000%	2/1/17	8,000	9,065
	Kinder Morgan Energy Partners LP	5.950%	2/15/18	2,700	3,126
	National Grid plc	6.300%	8/1/16	3,450	3,896
	Nisource Finance Corp.	5.250%	9/15/17	3,800	4,234
	Nisource Finance Corp.	6.400%	3/15/18	3,775	4,392
	ONEOK Inc.	5.200%	6/15/15	1,825	1,958
	ONEOK Partners LP	3.250%	2/1/16	3,100	3,228
	ONEOK Partners LP	2.000%	10/1/17	5,900	5,801
	Panhandle Eastern Pipe Line Co. LP	6.200%	11/1/17	3,000	3,469
	Panhandle Eastern Pipe Line Co. LP	7.000%	6/15/18	800	956

23

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Plains All American Pipeline LP / PAA Finance Corp.	6.125%	1/15/17	2,500	2,848
	Plains All American Pipeline LP / PAA Finance Corp.	6.500%	5/1/18	1,450	1,718
	Sempra Energy	6.500%	6/1/16	4,000	4,598
	Sempra Energy	2.300%	4/1/17	7,400	7,505
4	Southern Natural Gas Co. LLC	5.900%	4/1/17	1,325	1,510
	Spectra Energy Capital LLC	5.668%	8/15/14	1,300	1,363
	Spectra Energy Capital LLC	6.200%	4/15/18	3,300	3,827
	Spectra Energy Partners LP	2.950%	6/15/16	2,000	2,048
	Texas Gas Transmission LLC	4.600%	6/1/15	325	345
	TransCanada PipeLines Ltd.	3.400%	6/1/15	4,700	4,929
	TransCanada PipeLines Ltd.	0.750%	1/15/16	2,700	2,670
3	TransCanada PipeLines Ltd.	6.350%	5/15/67	4,475	4,623
	Williams Partners LP	3.800%	2/15/15	3,225	3,365
	Williams Partners LP / Williams Partners Finance Corp.	7.250%	2/1/17	6,250	7,300
					433,114
Total Corporate Bonds (Cost $6,520,520)					6,557,234
Sovereign Bonds (U.S. Dollar-Denominated) (6.6%)
	African Development Bank	6.875%	10/15/15	105	117
	African Development Bank	1.125%	3/15/17	7,000	7,015
	African Development Bank	0.875%	3/15/18	8,500	8,281
	Asian Development Bank	0.875%	6/10/14	13,330	13,394
	Asian Development Bank	2.625%	2/9/15	18,000	18,638
	Asian Development Bank	0.500%	8/17/15	1,000	1,000
	Asian Development Bank	2.500%	3/15/16	23,125	24,224
	Asian Development Bank	1.125%	3/15/17	10,300	10,341
	Asian Development Bank	5.250%	6/12/17	2,300	2,663
	Banco do Brasil SA	3.875%	1/23/17	2,275	2,312
	Canada	2.375%	9/10/14	9,100	9,324
	Canada	0.875%	2/14/17	23,800	23,681
	China Development Bank Corp.	4.750%	10/8/14	1,375	1,434
	China Development Bank Corp.	5.000%	10/15/15	3,450	3,737
	CNOOC Finance 2013 Ltd.	1.750%	5/9/18	4,675	4,474
	Corp. Andina de Fomento	5.125%	5/5/15	2,925	3,119
	Corp. Andina de Fomento	3.750%	1/15/16	5,783	6,114
	Corp. Andina de Fomento	5.750%	1/12/17	400	456
	Council Of Europe Development Bank	1.500%	1/15/15	3,000	3,047
	Council Of Europe Development Bank	2.750%	2/10/15	3,700	3,834
	Council Of Europe Development Bank	2.625%	2/16/16	4,600	4,820
	Council Of Europe Development Bank	1.250%	9/22/16	6,000	6,049
	Council Of Europe Development Bank	1.500%	2/22/17	1,750	1,766
	Council Of Europe Development Bank	1.500%	6/19/17	5,175	5,222
	Council Of Europe Development Bank	1.000%	3/7/18	6,075	5,886
	Council Of Europe Development Bank	1.125%	5/31/18	6,250	6,069
6	Development Bank of Japan Inc.	5.125%	2/1/17	3,700	4,195
	European Bank for Reconstruction & Development	5.000%	5/19/14	3,400	3,541
	European Bank for Reconstruction & Development	2.750%	4/20/15	6,250	6,509
	European Bank for Reconstruction & Development	1.625%	9/3/15	1,750	1,790
	European Bank for Reconstruction & Development	2.500%	3/15/16	11,950	12,521
	European Bank for Reconstruction & Development	1.375%	10/20/16	7,600	7,712
	European Bank for Reconstruction & Development	1.000%	2/16/17	5,000	4,997
	European Bank for Reconstruction & Development	0.750%	9/1/17	8,625	8,439
	European Bank for Reconstruction & Development	1.000%	6/15/18	4,000	3,869
	European Investment Bank	3.125%	6/4/14	29,450	30,192
	European Investment Bank	1.125%	8/15/14	29,050	29,314
	European Investment Bank	0.875%	12/15/14	11,625	11,720
	European Investment Bank	2.875%	1/15/15	11,000	11,414
	European Investment Bank	2.750%	3/23/15	11,225	11,671
	European Investment Bank	1.125%	4/15/15	20,550	20,796
	European Investment Bank	1.625%	9/1/15	23,550	24,073
	European Investment Bank	1.375%	10/20/15	13,500	13,726
	European Investment Bank	4.625%	10/20/15	1,095	1,194
	European Investment Bank	2.250%	3/15/16	9,350	9,724

24

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	European Investment Bank	0.625%	4/15/16	17,250	17,177
	European Investment Bank	2.500%	5/16/16	13,025	13,656
	European Investment Bank	2.125%	7/15/16	19,900	20,616
	European Investment Bank	0.500%	8/15/16	20,500	20,293
	European Investment Bank	5.125%	9/13/16	4,000	4,519
	European Investment Bank	1.250%	10/14/16	22,000	22,227
	European Investment Bank	4.875%	1/17/17	7,100	8,019
	European Investment Bank	1.750%	3/15/17	25,000	25,474
	European Investment Bank	5.125%	5/30/17	25,000	28,669
	European Investment Bank	1.625%	6/15/17	19,000	19,256
	European Investment Bank	1.125%	9/15/17	30,350	29,895
	European Investment Bank	1.000%	3/15/18	10,000	9,652
	European Investment Bank	1.000%	6/15/18	17,000	16,321
	Export Development Canada	2.250%	5/28/15	4,725	4,888
	Export Development Canada	1.250%	10/27/15	3,000	3,051
	Export Development Canada	1.250%	10/26/16	4,000	4,055
	Export Development Canada	0.750%	12/15/17	1,850	1,805
	Export-Import Bank of Korea	5.875%	1/14/15	5,375	5,718
	Export-Import Bank of Korea	5.125%	3/16/15	1,700	1,804
	Export-Import Bank of Korea	4.125%	9/9/15	7,125	7,503
	Export-Import Bank of Korea	3.750%	10/20/16	2,400	2,522
	Export-Import Bank of Korea	4.000%	1/11/17	6,075	6,306
	Export-Import Bank of Korea	1.750%	2/27/18	3,250	3,095
	Federative Republic of Brazil	10.500%	7/14/14	5,725	6,247
	Federative Republic of Brazil	7.875%	3/7/15	12,525	13,826
	Federative Republic of Brazil	6.000%	1/17/17	9,600	10,762
	FMS Wertmanagement AoeR	0.625%	4/18/16	8,550	8,503
	FMS Wertmanagement AoeR	1.000%	11/21/17	4,725	4,610
	Hydro-Quebec	2.000%	6/30/16	9,205	9,490
	Hydro-Quebec	1.375%	6/19/17	1,800	1,799
	Inter-American Development Bank	4.500%	9/15/14	3,000	3,146
	Inter-American Development Bank	2.250%	7/15/15	8,125	8,402
	Inter-American Development Bank	0.500%	8/17/15	5,950	5,949
	Inter-American Development Bank	4.250%	9/14/15	5,550	5,988
	Inter-American Development Bank	1.375%	10/18/16	16,750	17,040
	Inter-American Development Bank	1.125%	3/15/17	20,575	20,620
	Inter-American Development Bank	2.375%	8/15/17	7,800	8,114
	Inter-American Development Bank	0.875%	3/15/18	8,725	8,500
	International Bank for Reconstruction & Development	1.125%	8/25/14	10,400	10,481
	International Bank for Reconstruction & Development	2.375%	5/26/15	26,110	27,074
	International Bank for Reconstruction & Development	2.125%	3/15/16	35,625	37,088
	International Bank for Reconstruction & Development	5.000%	4/1/16	4,600	5,138
	International Bank for Reconstruction & Development	0.500%	4/15/16	10,000	9,956
	International Bank for Reconstruction & Development	1.000%	9/15/16	23,400	23,548
	International Bank for Reconstruction & Development	0.875%	4/17/17	21,500	21,397
	International Finance Corp.	2.750%	4/20/15	13,550	14,108
	International Finance Corp.	2.250%	4/11/16	3,400	3,541
	International Finance Corp.	0.500%	5/16/16	1,850	1,837
	International Finance Corp.	1.125%	11/23/16	31,675	31,987
	International Finance Corp.	1.000%	4/24/17	4,800	4,776
	International Finance Corp.	0.875%	6/15/18	8,000	7,753
6	Japan Bank for International Cooperation	2.875%	2/2/15	7,700	7,983
6	Japan Bank for International Cooperation	1.875%	9/24/15	4,200	4,316
6	Japan Bank for International Cooperation	2.500%	1/21/16	6,200	6,458
6	Japan Bank for International Cooperation	2.500%	5/18/16	6,800	7,112
6	Japan Bank for International Cooperation	2.250%	7/13/16	12,480	12,955
6	Japan Bank for International Cooperation	1.125%	7/19/17	7,325	7,210
6	Japan Finance Organization for Municipalities	4.625%	4/21/15	5,075	5,432
6	Japan Finance Organization for Municipalities	5.000%	5/16/17	3,800	4,282
7	KFW	3.500%	3/10/14	400	408
7	KFW	2.750%	10/21/14	13,250	13,639
7	KFW	1.000%	1/12/15	17,450	17,572
7	KFW	2.625%	3/3/15	10,650	11,019
7	KFW	0.625%	4/24/15	17,250	17,309

25

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
7	KFW	1.250%	10/26/15	26,725	27,094
7	KFW	2.625%	2/16/16	18,050	18,943
7	KFW	5.125%	3/14/16	11,875	13,200
7	KFW	0.500%	4/19/16	29,750	29,443
7	KFW	2.000%	6/1/16	18,925	19,497
7	KFW	1.250%	10/5/16	24,100	24,335
7	KFW	1.250%	2/15/17	23,350	23,486
7	KFW	0.875%	9/5/17	12,600	12,285
7	KFW	4.375%	3/15/18	18,750	21,046
7	KFW	1.000%	6/11/18	34,400	33,543
	Korea Development Bank	4.375%	8/10/15	12,575	13,237
	Korea Development Bank	3.250%	3/9/16	1,875	1,931
	Korea Development Bank	3.875%	5/4/17	4,600	4,761
	Korea Development Bank	3.500%	8/22/17	6,500	6,650
	Korea Development Bank	1.500%	1/22/18	1,000	931
	Korea Finance Corp.	3.250%	9/20/16	4,200	4,345
	Korea Finance Corp.	2.250%	8/7/17	2,650	2,588
7	Landwirtschaftliche Rentenbank	3.125%	7/15/15	10,000	10,524
7	Landwirtschaftliche Rentenbank	2.500%	2/15/16	10,150	10,604
7	Landwirtschaftliche Rentenbank	2.125%	7/15/16	11,400	11,787
7	Landwirtschaftliche Rentenbank	5.000%	11/8/16	250	283
7	Landwirtschaftliche Rentenbank	5.125%	2/1/17	6,690	7,583
7	Landwirtschaftliche Rentenbank	0.875%	9/12/17	6,125	5,959
7	Landwirtschaftliche Rentenbank	1.000%	4/4/18	7,000	6,809
	Nordic Investment Bank	2.625%	10/6/14	6,700	6,862
	Nordic Investment Bank	2.500%	7/15/15	2,625	2,724
	Nordic Investment Bank	2.250%	3/15/16	6,475	6,747
	Nordic Investment Bank	0.500%	4/14/16	4,125	4,091
	Nordic Investment Bank	5.000%	2/1/17	7,650	8,721
	Nordic Investment Bank	1.000%	3/7/17	4,850	4,849
8	Oesterreichische Kontrollbank AG	1.125%	7/6/15	5,300	5,362
8	Oesterreichische Kontrollbank AG	1.750%	10/5/15	12,075	12,370
8	Oesterreichische Kontrollbank AG	4.875%	2/16/16	5,329	5,877
8	Oesterreichische Kontrollbank AG	2.000%	6/3/16	7,850	8,083
	Oesterreichische Kontrollbank AG	1.125%	5/29/18	5,050	4,887
	Pemex Project Funding Master Trust	7.375%	12/15/14	180	195
	Pemex Project Funding Master Trust	5.750%	3/1/18	9,575	10,439
	Petrobras International Finance Co. - Pifco	7.750%	9/15/14	1,625	1,749
	Petrobras International Finance Co. - Pifco	2.875%	2/6/15	500	506
	Petrobras International Finance Co. - Pifco	3.875%	1/27/16	24,625	25,253
	Petrobras International Finance Co. - Pifco	3.500%	2/6/17	14,100	14,021
	Petroleos Mexicanos	4.875%	3/15/15	9,550	10,039
	Province of British Columbia	2.850%	6/15/15	6,125	6,401
	Province of British Columbia	2.100%	5/18/16	8,600	8,910
	Province of British Columbia	1.200%	4/25/17	4,000	3,999
	Province of Manitoba	2.625%	7/15/15	4,525	4,715
	Province of Manitoba	4.900%	12/6/16	4,000	4,530
	Province of Manitoba	1.125%	6/1/18	1,625	1,585
	Province of New Brunswick	5.200%	2/21/17	200	228
	Province of New Brunswick	2.750%	6/15/18	6,425	6,699
	Province of Nova Scotia	2.375%	7/21/15	4,250	4,399
	Province of Nova Scotia	5.125%	1/26/17	245	278
	Province of Ontario	4.500%	2/3/15	1,310	1,391
	Province of Ontario	2.950%	2/5/15	18,525	19,219
	Province of Ontario	0.950%	5/26/15	6,875	6,915
	Province of Ontario	2.700%	6/16/15	5,750	5,980
	Province of Ontario	1.875%	9/15/15	900	924
	Province of Ontario	2.300%	5/10/16	14,300	14,850
	Province of Ontario	1.600%	9/21/16	24,600	24,941
	Province of Ontario	1.100%	10/25/17	4,800	4,705
	Province of Ontario	3.150%	12/15/17	1,150	1,225
	Province of Ontario	1.200%	2/14/18	17,000	16,612
	Quebec	4.600%	5/26/15	7,400	7,959
	Quebec	5.125%	11/14/16	22,225	25,242

26

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Republic of Colombia	8.250%	12/22/14	16,575	18,053
Republic of Colombia	7.375%	1/27/17	5,600	6,516
Republic of Italy	4.500%	1/21/15	9,950	10,416
Republic of Italy	3.125%	1/26/15	19,700	20,198
Republic of Italy	4.750%	1/25/16	13,000	13,720
Republic of Italy	5.250%	9/20/16	19,200	20,634
Republic of Korea	4.875%	9/22/14	3,925	4,092
Republic of Panama	7.250%	3/15/15	6,000	6,556
Republic of Peru	9.875%	2/6/15	7,425	8,368
Republic of Poland	3.875%	7/16/15	15,045	15,740
Republic of Turkey	7.250%	3/15/15	22,500	24,188
Republic of Turkey	7.000%	9/26/16	7,800	8,734
Republic of Turkey	7.500%	7/14/17	8,725	10,056
Republic of Turkey	6.750%	4/3/18	8,575	9,754
State of Israel	5.500%	11/9/16	4,025	4,525
Statoil ASA	2.900%	10/15/14	5,400	5,559
Statoil ASA	1.800%	11/23/16	2,375	2,435
Statoil ASA	3.125%	8/17/17	4,800	5,070
Statoil ASA	6.700%	1/15/18	2,720	3,264
Statoil ASA	1.200%	1/17/18	875	849
Statoil ASA	1.150%	5/15/18	5,000	4,828
Svensk Exportkredit AB	3.250%	9/16/14	5,250	5,436
Svensk Exportkredit AB	1.750%	10/20/15	4,400	4,502
Svensk Exportkredit AB	0.625%	5/31/16	9,800	9,705
Svensk Exportkredit AB	2.125%	7/13/16	5,500	5,678
Svensk Exportkredit AB	5.125%	3/1/17	6,250	7,113
Svensk Exportkredit AB	1.750%	5/30/17	1,975	2,010
United Mexican States	6.625%	3/3/15	7,900	8,579
United Mexican States	11.375%	9/15/16	4,625	5,989
United Mexican States	5.625%	1/15/17	18,775	20,873
Total Sovereign Bonds (Cost $1,989,591)				2,007,096
Taxable Municipal Bonds (0.1%)
California GO	5.450%	4/1/15	460	495
California GO	3.950%	11/1/15	6,405	6,798
California GO	1.050%	2/1/16	145	144
California GO	5.950%	4/1/16	2,890	3,216
Howard Hughes Medical Institute Maryland Revenue	3.450%	9/1/14	2,150	2,225
Illinois GO	4.511%	3/1/15	550	578
Illinois GO	5.365%	3/1/17	5,000	5,404
Illinois GO	5.665%	3/1/18	8,500	9,376
Puerto Rico Government Development Bank GO	3.670%	5/1/14	700	701
Puerto Rico Government Development Bank GO	4.704%	5/1/16	2,500	2,507
University of California Revenue	0.887%	7/1/13	1,050	1,050
Total Taxable Municipal Bonds (Cost $32,390)				32,494
			Shares
Temporary Cash Investment (0.2%)
Money Market Fund (0.2%)
9 Vanguard Market Liquidity Fund (Cost $59,620)	0.127%		59,619,761	59,620
Total Investments (99.5%) (Cost $30,067,302)				30,160,009
Other Assets and Liabilities—Net (0.5%)				158,719
Net Assets (100%)				30,318,728

1	The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.

27

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2013

2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2013, the aggregate value of these securities was $84,954,000, representing 0.3% of net assets.
5 Non-income-producing security--security in default.
6 Guaranteed by the Government of Japan.
7 Guaranteed by the Federal Republic of Germany.
8 Guaranteed by the Republic of Austria.
9 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.

28

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (51.6%)
U.S. Government Securities (48.7%)
	United States Treasury Note/Bond	4.750%	8/15/17	30,660	35,182
	United States Treasury Note/Bond	3.500%	2/15/18	124,678	137,146
	United States Treasury Note/Bond	3.875%	5/15/18	137,550	154,034
	United States Treasury Note/Bond	2.250%	7/31/18	65,080	67,744
	United States Treasury Note/Bond	4.000%	8/15/18	230,495	260,171
	United States Treasury Note/Bond	1.500%	8/31/18	18,875	18,922
	United States Treasury Note/Bond	1.375%	9/30/18	15,000	14,925
	United States Treasury Note/Bond	1.750%	10/31/18	30,420	30,833
	United States Treasury Note/Bond	3.750%	11/15/18	293,555	328,048
	United States Treasury Note/Bond	1.375%	11/30/18	10,670	10,593
	United States Treasury Note/Bond	2.750%	2/15/19	105,070	111,785
	United States Treasury Note/Bond	8.875%	2/15/19	47,350	66,186
	United States Treasury Note/Bond	1.375%	2/28/19	9,300	9,193
	United States Treasury Note/Bond	1.500%	3/31/19	59,000	58,650
	United States Treasury Note/Bond	1.250%	4/30/19	49,025	47,983
	United States Treasury Note/Bond	3.125%	5/15/19	396,640	430,231
	United States Treasury Note/Bond	1.125%	5/31/19	53,800	52,186
	United States Treasury Note/Bond	1.000%	6/30/19	725	696
	United States Treasury Note/Bond	3.625%	8/15/19	436,740	486,214
	United States Treasury Note/Bond	8.125%	8/15/19	3,775	5,202
	United States Treasury Note/Bond	1.000%	8/31/19	110,150	105,417
	United States Treasury Note/Bond	1.000%	9/30/19	500	478
	United States Treasury Note/Bond	1.250%	10/31/19	70,650	68,509
	United States Treasury Note/Bond	3.375%	11/15/19	240,524	264,502
	United States Treasury Note/Bond	1.000%	11/30/19	72,275	68,820
	United States Treasury Note/Bond	1.125%	12/31/19	36,616	35,066
	United States Treasury Note/Bond	1.375%	1/31/20	15,195	14,765
	United States Treasury Note/Bond	3.625%	2/15/20	449,472	501,089
	United States Treasury Note/Bond	8.500%	2/15/20	1,856	2,640
	United States Treasury Note/Bond	1.250%	2/29/20	183,736	176,732
	United States Treasury Note/Bond	1.125%	4/30/20	36,950	35,114
	United States Treasury Note/Bond	3.500%	5/15/20	440,300	486,875
	United States Treasury Note/Bond	1.375%	5/31/20	164,785	158,915
	United States Treasury Note/Bond	1.875%	6/30/20	164,125	163,406
	United States Treasury Note/Bond	2.625%	8/15/20	352,135	367,763
	United States Treasury Note/Bond	8.750%	8/15/20	14,970	21,838
	United States Treasury Note/Bond	2.625%	11/15/20	311,542	324,443
	United States Treasury Note/Bond	3.625%	2/15/21	325,130	361,200
	United States Treasury Note/Bond	3.125%	5/15/21	281,968	302,588
	United States Treasury Note/Bond	2.125%	8/15/21	139,318	138,665
	United States Treasury Note/Bond	8.125%	8/15/21	1,300	1,886
	United States Treasury Note/Bond	2.000%	11/15/21	201,930	198,301
	United States Treasury Note/Bond	8.000%	11/15/21	350	507
	United States Treasury Note/Bond	2.000%	2/15/22	129,695	126,756
	United States Treasury Note/Bond	1.750%	5/15/22	247,930	236,230
	United States Treasury Note/Bond	1.625%	8/15/22	234,057	219,466
	United States Treasury Note/Bond	1.625%	11/15/22	350,265	326,731
	United States Treasury Note/Bond	2.000%	2/15/23	434,885	418,307
	United States Treasury Note/Bond	1.750%	5/15/23	421,230	394,246
					7,847,179
Agency Bonds and Notes (2.9%)
1	Federal Home Loan Banks	5.375%	8/15/18	14,025	16,487
1	Federal Home Loan Banks	5.375%	5/15/19	11,885	14,086
1	Federal Home Loan Banks	5.125%	8/15/19	8,545	10,005
1	Federal Home Loan Banks	1.250%	12/13/19	8,875	8,323
1	Federal Home Loan Banks	1.875%	3/13/20	3,725	3,618
1	Federal Home Loan Banks	4.125%	3/13/20	17,510	19,423
1	Federal Home Loan Banks	5.250%	12/11/20	3,250	3,870
1	Federal Home Loan Banks	5.625%	6/11/21	13,365	16,265
1	Federal Home Loan Banks	2.125%	3/10/23	7,200	6,676
2	Federal Home Loan Mortgage Corp.	3.750%	3/27/19	32,035	35,179

29

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2	Federal Home Loan Mortgage Corp.	1.750%	5/30/19	27,825	27,447
2	Federal Home Loan Mortgage Corp.	1.250%	8/1/19	22,000	20,947
2	Federal Home Loan Mortgage Corp.	1.250%	10/2/19	68,820	65,166
2	Federal Home Loan Mortgage Corp.	1.375%	5/1/20	30,000	28,287
2	Federal Home Loan Mortgage Corp.	2.375%	1/13/22	56,885	55,164
2	Federal National Mortgage Assn.	0.875%	2/8/18	17,800	17,304
2	Federal National Mortgage Assn.	0.000%	10/9/19	47,300	39,793
1	Financing Corp.	9.800%	4/6/18	1,440	1,967
1	Financing Corp.	10.350%	8/3/18	3,755	5,302
1	Financing Corp.	9.650%	11/2/18	12,540	17,461
1	Financing Corp.	8.600%	9/26/19	1,750	2,401
	Private Export Funding Corp.	4.375%	3/15/19	7,000	7,852
	Private Export Funding Corp.	1.450%	8/15/19	4,400	4,256
	Private Export Funding Corp.	4.300%	12/15/21	9,940	11,065
	Private Export Funding Corp.	2.800%	5/15/22	3,725	3,697
	Private Export Funding Corp.	2.050%	11/15/22	10,276	9,484
1	Tennessee Valley Authority	3.875%	2/15/21	6,100	6,616
1	Tennessee Valley Authority	1.875%	8/15/22	8,175	7,504
					465,645
Total U.S. Government and Agency Obligations (Cost $8,143,572)					8,312,824
Asset-Backed/Commercial Mortgage-Backed Securities (0.1%)
3	Banco Bilbao Vizcaya Argentaria SA	5.750%	7/20/17	225	237
3	Bank of Scotland plc	5.250%	2/21/17	2,225	2,498
3,4	Commercial Mortgages Lease-Backed Certificates
	Series 2001-CMLB-1	6.746%	6/20/31	132	138
3	Northern Rock Asset Management plc	5.625%	6/22/17	4,825	5,473
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $7,391)					8,346
Corporate Bonds (40.1%)
Finance (11.7%)
	Banking (6.6%)
	American Express Co.	2.650%	12/2/22	11,298	10,417
	Associates Corp. of North America	6.950%	11/1/18	1,858	2,204
	Bancolombia SA	5.950%	6/3/21	6,425	6,832
	Bank of America Corp.	7.625%	6/1/19	9,100	10,940
	Bank of America Corp.	5.625%	7/1/20	31,645	34,825
	Bank of America Corp.	5.875%	1/5/21	7,600	8,524
	Bank of America Corp.	5.000%	5/13/21	10,500	11,139
	Bank of America Corp.	5.700%	1/24/22	12,175	13,489
	Bank of America Corp.	3.300%	1/11/23	24,425	23,034
	Bank of Montreal	2.550%	11/6/22	6,100	5,671
	Bank of New York Mellon Corp.	5.450%	5/15/19	10,360	12,008
	Bank of New York Mellon Corp.	4.600%	1/15/20	3,675	3,997
	Bank of New York Mellon Corp.	4.150%	2/1/21	2,000	2,128
	Bank of New York Mellon Corp.	3.550%	9/23/21	3,725	3,777
	Bank of Nova Scotia	4.375%	1/13/21	4,500	4,912
	Barclays Bank plc	6.750%	5/22/19	8,900	10,606
	Barclays Bank plc	5.125%	1/8/20	9,975	11,012
	Barclays Bank plc	5.140%	10/14/20	4,800	4,844
	BB&T Corp.	6.850%	4/30/19	5,011	6,087
	BB&T Corp.	5.250%	11/1/19	600	666
	BB&T Corp.	3.950%	3/22/22	3,250	3,272
	Bear Stearns Cos. LLC	4.650%	7/2/18	4,939	5,330
	BNP Paribas SA	5.000%	1/15/21	17,950	19,065
	BNP Paribas SA	3.250%	3/3/23	4,175	3,836
	Capital One Bank USA NA	8.800%	7/15/19	3,125	3,965
	Capital One Bank USA NA	3.375%	2/15/23	8,340	7,879
	Capital One Financial Corp.	4.750%	7/15/21	7,375	7,769
3	Capital One Financial Corp.	3.500%	6/15/23	4,350	4,092
3,4	Citicorp Lease Pass-Through Trust 1999-1	8.040%	12/15/19	2,100	2,542
	Citigroup Inc.	8.500%	5/22/19	16,446	20,640

30

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Citigroup Inc.	5.375%	8/9/20	11,526	12,694
	Citigroup Inc.	4.500%	1/14/22	16,325	17,035
	Citigroup Inc.	4.050%	7/30/22	4,575	4,388
	Citigroup Inc.	3.375%	3/1/23	8,525	8,130
	Citigroup Inc.	3.500%	5/15/23	6,800	6,104
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	4.500%	1/11/21	7,675	8,108
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.875%	2/8/22	16,925	17,035
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.950%	11/9/22	10,625	10,155
	Credit Suisse	5.300%	8/13/19	6,125	6,871
	Credit Suisse	5.400%	1/14/20	7,050	7,648
	Credit Suisse	4.375%	8/5/20	9,700	10,395
4	Deutsche Bank AG	4.296%	5/24/28	8,850	8,164
	Discover Bank	7.000%	4/15/20	2,400	2,800
	Discover Financial Services	3.850%	11/21/22	5,343	5,026
	Fifth Third Bancorp	3.500%	3/15/22	1,875	1,857
	First Niagara Financial Group Inc.	6.750%	3/19/20	2,275	2,639
	First Niagara Financial Group Inc.	7.250%	12/15/21	1,720	1,977
	FirstMerit Corp.	4.350%	2/4/23	1,500	1,488
	Goldman Sachs Group Inc.	7.500%	2/15/19	16,710	19,925
	Goldman Sachs Group Inc.	5.375%	3/15/20	19,300	20,945
	Goldman Sachs Group Inc.	6.000%	6/15/20	12,115	13,607
	Goldman Sachs Group Inc.	5.250%	7/27/21	19,725	21,080
	Goldman Sachs Group Inc.	5.750%	1/24/22	24,100	26,551
	Goldman Sachs Group Inc.	3.625%	1/22/23	13,050	12,449
	HSBC Bank USA NA	4.875%	8/24/20	9,075	9,718
	HSBC Holdings plc	5.100%	4/5/21	13,975	15,376
	HSBC Holdings plc	4.875%	1/14/22	2,500	2,697
	HSBC Holdings plc	4.000%	3/30/22	9,600	9,751
	HSBC USA Inc.	5.000%	9/27/20	7,600	7,925
	Huntington Bancshares Inc.	7.000%	12/15/20	4,175	4,979
	JPMorgan Chase & Co.	6.300%	4/23/19	20,175	23,364
	JPMorgan Chase & Co.	4.400%	7/22/20	14,215	14,876
	JPMorgan Chase & Co.	4.250%	10/15/20	27,525	28,597
	JPMorgan Chase & Co.	4.625%	5/10/21	8,308	8,777
	JPMorgan Chase & Co.	4.350%	8/15/21	25,725	26,567
	JPMorgan Chase & Co.	4.500%	1/24/22	13,100	13,720
	JPMorgan Chase & Co.	3.250%	9/23/22	17,425	16,456
	JPMorgan Chase & Co.	3.200%	1/25/23	12,100	11,452
	JPMorgan Chase & Co.	3.375%	5/1/23	4,900	4,556
	KeyCorp	5.100%	3/24/21	5,150	5,697
	Lloyds TSB Bank plc	6.375%	1/21/21	11,225	12,919
	Merrill Lynch & Co. Inc.	6.500%	7/15/18	4,125	4,626
	Merrill Lynch & Co. Inc.	6.875%	11/15/18	6,125	7,129
	Morgan Stanley	7.300%	5/13/19	13,925	16,165
	Morgan Stanley	5.625%	9/23/19	17,950	19,280
	Morgan Stanley	5.500%	1/26/20	8,025	8,639
	Morgan Stanley	5.500%	7/24/20	8,925	9,562
	Morgan Stanley	5.750%	1/25/21	15,875	17,224
	Morgan Stanley	5.500%	7/28/21	16,425	17,519
	Morgan Stanley	4.875%	11/1/22	9,700	9,627
	Morgan Stanley	3.750%	2/25/23	15,850	15,148
	Morgan Stanley	4.100%	5/22/23	13,350	12,356
	National Australia Bank Ltd.	3.000%	1/20/23	4,350	4,065
	National City Corp.	6.875%	5/15/19	2,000	2,403
	Northern Trust Co.	6.500%	8/15/18	1,275	1,520
	Northern Trust Corp.	3.450%	11/4/20	1,700	1,749
	Northern Trust Corp.	3.375%	8/23/21	2,750	2,805
	Northern Trust Corp.	2.375%	8/2/22	6,625	6,066
	People's United Financial Inc.	3.650%	12/6/22	2,425	2,262
	PNC Bank NA	2.700%	11/1/22	8,850	7,996
	PNC Bank NA	2.950%	1/30/23	4,800	4,407
	PNC Financial Services Group Inc.	2.854%	11/9/22	3,625	3,310
	PNC Funding Corp.	6.700%	6/10/19	6,150	7,369
	PNC Funding Corp.	5.125%	2/8/20	6,210	6,809

31

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
PNC Funding Corp.	4.375%	8/11/20	1,200	1,279
PNC Funding Corp.	3.300%	3/8/22	8,075	7,769
Royal Bank of Scotland Group plc	6.400%	10/21/19	12,625	14,143
Royal Bank of Scotland NV	4.650%	6/4/18	1,925	1,940
Royal Bank of Scotland plc	5.625%	8/24/20	3,025	3,272
Royal Bank of Scotland plc	6.125%	1/11/21	5,300	5,850
State Street Bank & Trust Co.	5.250%	10/15/18	1,000	1,139
State Street Corp.	4.375%	3/7/21	4,651	5,009
State Street Corp.	3.100%	5/15/23	6,125	5,734
Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	4,600	4,402
Sumitomo Mitsui Banking Corp.	3.000%	1/18/23	875	826
SunTrust Bank	2.750%	5/1/23	2,875	2,644
UBS AG	4.875%	8/4/20	10,375	11,458
UnionBanCal Corp.	3.500%	6/18/22	1,575	1,529
US Bancorp	4.125%	5/24/21	6,175	6,519
US Bancorp	3.000%	3/15/22	5,500	5,321
US Bancorp	2.950%	7/15/22	8,325	7,730
Wells Fargo & Co.	4.600%	4/1/21	17,300	18,880
Wells Fargo & Co.	3.500%	3/8/22	14,475	14,642
Wells Fargo & Co.	3.450%	2/13/23	8,050	7,659
Westpac Banking Corp.	4.875%	11/19/19	15,650	17,538
Zions Bancorporation	4.500%	6/13/23	1,075	1,063
Brokerage (0.4%)
Ameriprise Financial Inc.	7.300%	6/28/19	600	747
Ameriprise Financial Inc.	5.300%	3/15/20	6,850	7,784
BlackRock Inc.	5.000%	12/10/19	4,475	5,058
BlackRock Inc.	4.250%	5/24/21	5,850	6,247
BlackRock Inc.	3.375%	6/1/22	4,650	4,628
Charles Schwab Corp.	4.450%	7/22/20	5,550	6,038
Charles Schwab Corp.	3.225%	9/1/22	1,375	1,324
Eaton Vance Corp.	3.625%	6/15/23	1,500	1,447
Franklin Resources Inc.	4.625%	5/20/20	2,250	2,434
Franklin Resources Inc.	2.800%	9/15/22	2,075	1,950
Invesco Finance plc	3.125%	11/30/22	4,050	3,840
Jefferies Group LLC	8.500%	7/15/19	3,725	4,468
Jefferies Group LLC	6.875%	4/15/21	5,502	6,039
Jefferies Group LLC	5.125%	1/20/23	3,450	3,409
Legg Mason Inc.	5.500%	5/21/19	3,175	3,348
Nomura Holdings Inc.	6.700%	3/4/20	5,250	6,027
Prospect Capital Corp.	5.875%	3/15/23	1,925	1,825
Raymond James Financial Inc.	8.600%	8/15/19	1,500	1,864
TD Ameritrade Holding Corp.	5.600%	12/1/19	2,225	2,568
Finance Companies (0.9%)
Block Financial LLC	5.500%	11/1/22	3,000	3,016
GATX Corp.	2.375%	7/30/18	1,425	1,401
GATX Corp.	4.750%	6/15/22	2,000	2,076
GATX Corp.	3.900%	3/30/23	1,275	1,245
General Electric Capital Corp.	6.000%	8/7/19	10,175	11,804
General Electric Capital Corp.	2.100%	12/11/19	1,325	1,290
General Electric Capital Corp.	5.500%	1/8/20	13,450	15,167
General Electric Capital Corp.	5.550%	5/4/20	6,025	6,803
General Electric Capital Corp.	4.375%	9/16/20	11,875	12,519
General Electric Capital Corp.	4.625%	1/7/21	12,450	13,295
General Electric Capital Corp.	5.300%	2/11/21	10,275	11,188
General Electric Capital Corp.	4.650%	10/17/21	17,450	18,463
General Electric Capital Corp.	3.150%	9/7/22	11,800	11,143
General Electric Capital Corp.	3.100%	1/9/23	12,550	11,839
HSBC Finance Corp.	6.676%	1/15/21	19,509	21,546
Insurance (2.2%)
ACE INA Holdings Inc.	5.900%	6/15/19	3,725	4,438
ACE INA Holdings Inc.	2.700%	3/13/23	1,525	1,421
AEGON Funding Co. LLC	5.750%	12/15/20	2,500	2,816
Aetna Inc.	6.500%	9/15/18	1,450	1,720

32

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Aetna Inc.	4.125%	6/1/21	8,100	8,415
	Aetna Inc.	2.750%	11/15/22	7,675	7,047
	Aflac Inc.	8.500%	5/15/19	3,400	4,362
	Aflac Inc.	4.000%	2/15/22	3,550	3,618
	Aflac Inc.	3.625%	6/15/23	2,000	1,943
	Alleghany Corp.	5.625%	9/15/20	1,450	1,583
	Alleghany Corp.	4.950%	6/27/22	3,500	3,699
	Allied World Assurance Co. Ltd.	5.500%	11/15/20	2,225	2,411
	Allstate Corp.	3.150%	6/15/23	1,800	1,751
	Alterra Finance LLC	6.250%	9/30/20	1,565	1,765
	American Financial Group Inc.	9.875%	6/15/19	2,625	3,398
	American International Group Inc.	8.250%	8/15/18	13,070	16,165
	American International Group Inc.	6.400%	12/15/20	14,790	17,186
	American International Group Inc.	4.875%	6/1/22	8,100	8,617
	Aon Corp.	5.000%	9/30/20	3,600	3,944
	Aspen Insurance Holdings Ltd.	6.000%	12/15/20	1,075	1,202
	Assurant Inc.	4.000%	3/15/23	1,725	1,668
	Axis Specialty Finance LLC	5.875%	6/1/20	5,100	5,644
	Berkshire Hathaway Finance Corp.	4.250%	1/15/21	4,925	5,257
	Berkshire Hathaway Inc.	3.750%	8/15/21	2,250	2,316
	Berkshire Hathaway Inc.	3.000%	2/11/23	1,225	1,177
	Cigna Corp.	8.500%	5/1/19	2,000	2,552
	Cigna Corp.	5.125%	6/15/20	1,491	1,617
	Cigna Corp.	4.375%	12/15/20	1,920	2,045
	Cigna Corp.	4.500%	3/15/21	3,700	3,967
	Cigna Corp.	4.000%	2/15/22	5,875	6,028
	CNA Financial Corp.	7.350%	11/15/19	2,240	2,710
	CNA Financial Corp.	5.875%	8/15/20	1,800	2,034
	CNA Financial Corp.	5.750%	8/15/21	3,095	3,470
	Coventry Health Care Inc.	5.450%	6/15/21	2,750	3,058
	Fidelity National Financial Inc.	5.500%	9/1/22	775	824
	First American Financial Corp.	4.300%	2/1/23	1,425	1,383
	Genworth Holdings Inc.	7.700%	6/15/20	3,825	4,380
	Genworth Holdings Inc.	7.200%	2/15/21	2,075	2,314
	Genworth Holdings Inc.	7.625%	9/24/21	3,050	3,543
	Hanover Insurance Group Inc.	6.375%	6/15/21	150	165
	Hartford Financial Services Group Inc.	6.000%	1/15/19	1,575	1,787
	Hartford Financial Services Group Inc.	5.500%	3/30/20	2,700	2,973
	Hartford Financial Services Group Inc.	5.125%	4/15/22	4,675	5,106
	HCC Insurance Holdings Inc.	6.300%	11/15/19	1,600	1,866
	Humana Inc.	6.300%	8/1/18	785	906
	Humana Inc.	3.150%	12/1/22	1,675	1,559
	Infinity Property & Casualty Corp.	5.000%	9/19/22	1,350	1,346
3	ING US Inc.	5.500%	7/15/22	3,625	3,854
	Lincoln National Corp.	8.750%	7/1/19	8,151	10,434
	Lincoln National Corp.	6.250%	2/15/20	3,250	3,725
	Lincoln National Corp.	4.200%	3/15/22	300	305
	Loews Corp.	2.625%	5/15/23	2,425	2,199
	Manulife Financial Corp.	4.900%	9/17/20	3,250	3,525
	Markel Corp.	7.125%	9/30/19	1,617	1,917
	Markel Corp.	4.900%	7/1/22	3,450	3,646
	Markel Corp.	3.625%	3/30/23	2,000	1,903
	Marsh & McLennan Cos. Inc.	9.250%	4/15/19	1,950	2,549
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	4,350	4,732
	MetLife Inc.	6.817%	8/15/18	5,500	6,655
	MetLife Inc.	7.717%	2/15/19	3,979	4,985
	MetLife Inc.	4.750%	2/8/21	7,875	8,578
	MetLife Inc.	3.048%	12/15/22	1,900	1,785
	Montpelier Re Holdings Ltd.	4.700%	10/15/22	1,425	1,413
	OneBeacon US Holdings Inc.	4.600%	11/9/22	1,425	1,410
	PartnerRe Finance B LLC	5.500%	6/1/20	5,700	6,253
	Primerica Inc.	4.750%	7/15/22	1,750	1,844
	Principal Financial Group Inc.	8.875%	5/15/19	1,750	2,258
	Principal Financial Group Inc.	3.300%	9/15/22	1,700	1,649

33

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Progressive Corp.	3.750%	8/23/21	2,100	2,162
	Protective Life Corp.	7.375%	10/15/19	1,600	1,929
	Prudential Financial Inc.	7.375%	6/15/19	7,245	8,852
	Prudential Financial Inc.	5.375%	6/21/20	3,800	4,251
	Prudential Financial Inc.	4.500%	11/15/20	3,425	3,651
4	Prudential Financial Inc.	5.875%	9/15/42	5,375	5,388
4	Prudential Financial Inc.	5.625%	6/15/43	2,675	2,608
	Reinsurance Group of America Inc.	6.450%	11/15/19	2,000	2,300
	Reinsurance Group of America Inc.	5.000%	6/1/21	3,500	3,714
	Swiss Re Solutions Holding Corp.	6.450%	3/1/19	400	471
	Torchmark Corp.	3.800%	9/15/22	5,000	4,854
	Travelers Cos. Inc.	5.900%	6/2/19	3,075	3,642
	UnitedHealth Group Inc.	1.625%	3/15/19	1,875	1,806
	UnitedHealth Group Inc.	4.700%	2/15/21	2,625	2,866
	UnitedHealth Group Inc.	3.375%	11/15/21	500	500
	UnitedHealth Group Inc.	2.875%	3/15/22	6,500	6,190
	UnitedHealth Group Inc.	2.750%	2/15/23	5,000	4,647
	UnitedHealth Group Inc.	2.875%	3/15/23	8,400	7,888
	Unum Group	5.625%	9/15/20	1,650	1,821
	WellPoint Inc.	4.350%	8/15/20	14,005	14,898
	WellPoint Inc.	3.700%	8/15/21	1,850	1,871
	WellPoint Inc.	3.125%	5/15/22	4,000	3,837
	WellPoint Inc.	3.300%	1/15/23	200	191
	Willis Group Holdings plc	5.750%	3/15/21	3,900	4,218
	Willis North America Inc.	7.000%	9/29/19	3,250	3,711
	WR Berkley Corp.	5.375%	9/15/20	1,875	2,030
	WR Berkley Corp.	4.625%	3/15/22	3,500	3,626
	XLIT Ltd.	5.750%	10/1/21	2,300	2,609
	Other Finance (0.1%)
	CME Group Inc.	3.000%	9/15/22	2,525	2,368
	Jones Lang LaSalle Inc.	4.400%	11/15/22	1,300	1,275
	NASDAQ OMX Group Inc.	5.550%	1/15/20	5,300	5,635
	Real Estate Investment Trusts (1.5%)
	Alexandria Real Estate Equities Inc.	4.600%	4/1/22	2,650	2,698
	Alexandria Real Estate Equities Inc.	3.900%	6/15/23	2,025	1,932
	American Campus Communities Operating Partnership
	LP	3.750%	4/15/23	1,800	1,725
	AvalonBay Communities Inc.	2.950%	9/15/22	3,025	2,803
	BioMed Realty LP	4.250%	7/15/22	1,300	1,307
	Boston Properties LP	3.700%	11/15/18	3,585	3,773
	Boston Properties LP	5.875%	10/15/19	875	1,009
	Boston Properties LP	5.625%	11/15/20	4,875	5,520
	Boston Properties LP	4.125%	5/15/21	13,245	13,584
	Boston Properties LP	3.850%	2/1/23	800	788
	Brandywine Operating Partnership LP	3.950%	2/15/23	1,600	1,505
	Camden Property Trust	2.950%	12/15/22	4,950	4,590
3	Corporate Office Properties LP	3.600%	5/15/23	1,950	1,799
	DDR Corp.	7.875%	9/1/20	2,000	2,476
	DDR Corp.	4.625%	7/15/22	4,425	4,470
	DDR Corp.	3.375%	5/15/23	925	847
	Digital Realty Trust LP	5.250%	3/15/21	5,575	5,765
	Digital Realty Trust LP	3.625%	10/1/22	1,125	1,035
	Duke Realty LP	8.250%	8/15/19	1,125	1,399
	Duke Realty LP	6.750%	3/15/20	350	402
	Duke Realty LP	3.875%	10/15/22	4,850	4,613
	Duke Realty LP	3.625%	4/15/23	2,525	2,350
	EPR Properties	7.750%	7/15/20	500	569
	EPR Properties	5.750%	8/15/22	2,875	2,918
	EPR Properties	5.250%	7/15/23	1,800	1,749
	Equity One Inc.	3.750%	11/15/22	2,000	1,887
	ERP Operating LP	4.750%	7/15/20	6,250	6,691
	ERP Operating LP	4.625%	12/15/21	3,770	4,003
	ERP Operating LP	3.000%	4/15/23	575	528

34

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Essex Portfolio LP	3.250%	5/1/23	2,375	2,214
	Federal Realty Investment Trust	3.000%	8/1/22	1,525	1,449
	Federal Realty Investment Trust	2.750%	6/1/23	1,600	1,449
	HCP Inc.	2.625%	2/1/20	5,150	4,821
	HCP Inc.	5.375%	2/1/21	10,396	11,248
	Health Care REIT Inc.	4.125%	4/1/19	3,025	3,162
	Health Care REIT Inc.	6.125%	4/15/20	3,750	4,258
	Health Care REIT Inc.	4.950%	1/15/21	5,425	5,705
	Health Care REIT Inc.	5.250%	1/15/22	1,800	1,940
	Health Care REIT Inc.	3.750%	3/15/23	600	568
	Healthcare Realty Trust Inc.	5.750%	1/15/21	1,500	1,637
	Healthcare Realty Trust Inc.	3.750%	4/15/23	2,125	1,988
3	Healthcare Trust of America Holdings LP	3.700%	4/15/23	1,625	1,531
	Hospitality Properties Trust	5.000%	8/15/22	2,275	2,296
	Hospitality Properties Trust	4.500%	6/15/23	2,875	2,775
	Kilroy Realty LP	4.800%	7/15/18	5,950	6,277
	Kilroy Realty LP	3.800%	1/15/23	375	354
	Kimco Realty Corp.	6.875%	10/1/19	2,957	3,576
	Kimco Realty Corp.	3.125%	6/1/23	1,250	1,156
	Liberty Property LP	4.750%	10/1/20	3,280	3,526
	Mack-Cali Realty LP	7.750%	8/15/19	3,975	4,926
	Mack-Cali Realty LP	4.500%	4/18/22	2,100	2,156
	National Retail Properties Inc.	3.800%	10/15/22	1,000	977
	National Retail Properties Inc.	3.300%	4/15/23	4,000	3,739
	Omega Healthcare Investors Inc.	6.750%	10/15/22	3,550	3,772
3	Piedmont Operating Partnership LP	3.400%	6/1/23	1,325	1,206
	ProLogis LP	7.375%	10/30/19	2,600	3,156
	ProLogis LP	6.625%	12/1/19	2,225	2,627
	ProLogis LP	6.875%	3/15/20	4,300	4,991
	Realty Income Corp.	6.750%	8/15/19	4,150	4,895
	Realty Income Corp.	5.750%	1/15/21	1,000	1,128
	Realty Income Corp.	3.250%	10/15/22	2,425	2,227
	Simon Property Group LP	5.650%	2/1/20	10,800	12,334
	Simon Property Group LP	4.375%	3/1/21	10,285	11,074
	Simon Property Group LP	4.125%	12/1/21	6,075	6,324
	Simon Property Group LP	3.375%	3/15/22	3,450	3,383
	UDR Inc.	4.625%	1/10/22	3,325	3,468
	Ventas Realty LP / Ventas Capital Corp.	4.000%	4/30/19	4,000	4,159
	Ventas Realty LP / Ventas Capital Corp.	2.700%	4/1/20	2,475	2,343
	Ventas Realty LP / Ventas Capital Corp.	4.750%	6/1/21	2,900	3,053
	Ventas Realty LP / Ventas Capital Corp.	4.250%	3/1/22	2,590	2,615
	Ventas Realty LP / Ventas Capital Corp.	3.250%	8/15/22	4,150	3,843
	Vornado Realty LP	5.000%	1/15/22	2,000	2,107
	Washington REIT	4.950%	10/1/20	3,150	3,348
	Weingarten Realty Investors	3.375%	10/15/22	1,275	1,186
	Weingarten Realty Investors	3.500%	4/15/23	2,275	2,147
					1,882,695
Industrial (24.4%)
	Basic Industry (3.2%)
	Agrium Inc.	6.750%	1/15/19	2,550	3,028
	Agrium Inc.	3.150%	10/1/22	3,250	3,080
	Agrium Inc.	3.500%	6/1/23	1,925	1,841
	Air Products & Chemicals Inc.	3.000%	11/3/21	5,550	5,435
	Air Products & Chemicals Inc.	2.750%	2/3/23	1,250	1,192
	Albemarle Corp.	4.500%	12/15/20	1,050	1,105
	Alcoa Inc.	6.750%	7/15/18	5,850	6,388
	Alcoa Inc.	5.720%	2/23/19	1,100	1,118
	Alcoa Inc.	6.150%	8/15/20	5,550	5,666
	Alcoa Inc.	5.400%	4/15/21	8,825	8,597
	Alcoa Inc.	5.870%	2/23/22	3,050	2,986
	Allegheny Technologies Inc.	5.950%	1/15/21	3,735	3,976
	AngloGold Ashanti Holdings plc	5.375%	4/15/20	2,660	2,495
	AngloGold Ashanti Holdings plc	5.125%	8/1/22	7,150	6,221

35

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Barrick Gold Corp.	6.950%	4/1/19	6,450	6,841
	Barrick Gold Corp.	3.850%	4/1/22	7,225	6,115
3	Barrick Gold Corp.	4.100%	5/1/23	3,950	3,326
	Barrick North America Finance LLC	6.800%	9/15/18	2,150	2,277
	Barrick North America Finance LLC	4.400%	5/30/21	8,418	7,606
	Barrick PD Australia Finance Pty Ltd.	4.950%	1/15/20	2,700	2,636
	BHP Billiton Finance USA Ltd.	6.500%	4/1/19	7,775	9,311
	BHP Billiton Finance USA Ltd.	3.250%	11/21/21	10,725	10,405
	BHP Billiton Finance USA Ltd.	2.875%	2/24/22	4,975	4,714
	Cabot Corp.	3.700%	7/15/22	1,200	1,170
	Carpenter Technology Corp.	5.200%	7/15/21	2,350	2,391
	Carpenter Technology Corp.	4.450%	3/1/23	925	887
	Celulosa Arauco y Constitucion SA	7.250%	7/29/19	2,100	2,397
	Celulosa Arauco y Constitucion SA	5.000%	1/21/21	1,525	1,527
	Celulosa Arauco y Constitucion SA	4.750%	1/11/22	2,925	2,972
	CF Industries Inc.	7.125%	5/1/20	9,000	10,755
	CF Industries Inc.	3.450%	6/1/23	250	239
	Cliffs Natural Resources Inc.	5.900%	3/15/20	3,175	3,067
	Cliffs Natural Resources Inc.	4.800%	10/1/20	2,650	2,402
	Cliffs Natural Resources Inc.	4.875%	4/1/21	3,200	2,901
	Dow Chemical Co.	8.550%	5/15/19	4,000	5,093
	Dow Chemical Co.	4.250%	11/15/20	20,525	21,481
	Dow Chemical Co.	4.125%	11/15/21	7,150	7,333
	Dow Chemical Co.	3.000%	11/15/22	9,775	9,049
	Eastman Chemical Co.	5.500%	11/15/19	3,650	4,102
	Eastman Chemical Co.	4.500%	1/15/21	1,600	1,683
	Eastman Chemical Co.	3.600%	8/15/22	7,025	6,767
	Ecolab Inc.	4.350%	12/8/21	9,650	10,168
	EI du Pont de Nemours & Co.	6.000%	7/15/18	14,175	16,746
	EI du Pont de Nemours & Co.	4.625%	1/15/20	4,755	5,265
	EI du Pont de Nemours & Co.	3.625%	1/15/21	6,025	6,291
	EI du Pont de Nemours & Co.	4.250%	4/1/21	2,900	3,141
	EI du Pont de Nemours & Co.	2.800%	2/15/23	3,800	3,631
	FMC Corp.	3.950%	2/1/22	3,050	3,075
3	Freeport-McMoRan Copper & Gold Inc.	3.100%	3/15/20	8,375	7,759
	Freeport-McMoRan Copper & Gold Inc.	3.550%	3/1/22	9,565	8,703
3	Freeport-McMoRan Copper & Gold Inc.	3.875%	3/15/23	12,520	11,370
	Goldcorp Inc.	3.700%	3/15/23	6,400	5,673
	International Paper Co.	9.375%	5/15/19	3,975	5,197
	International Paper Co.	7.500%	8/15/21	9,540	11,696
	International Paper Co.	4.750%	2/15/22	8,160	8,586
	Kinross Gold Corp.	5.125%	9/1/21	2,450	2,395
	Lubrizol Corp.	8.875%	2/1/19	1,100	1,445
	LyondellBasell Industries NV	5.000%	4/15/19	11,475	12,393
	LyondellBasell Industries NV	6.000%	11/15/21	5,750	6,440
	Methanex Corp.	3.250%	12/15/19	1,975	1,943
	Monsanto Co.	2.200%	7/15/22	1,950	1,800
	Mosaic Co.	3.750%	11/15/21	1,950	1,956
	NewMarket Corp.	4.100%	12/15/22	300	290
	Newmont Mining Corp.	5.125%	10/1/19	5,025	5,284
	Newmont Mining Corp.	3.500%	3/15/22	9,765	8,340
	Nucor Corp.	4.125%	9/15/22	2,950	3,039
	Packaging Corp. of America	3.900%	6/15/22	1,900	1,857
	Plains Exploration & Production Co.	6.125%	6/15/19	3,215	3,392
	Plains Exploration & Production Co.	6.500%	11/15/20	5,000	5,288
	Plains Exploration & Production Co.	6.625%	5/1/21	1,820	1,916
	Plains Exploration & Production Co.	6.750%	2/1/22	2,000	2,115
	Plains Exploration & Production Co.	6.875%	2/15/23	7,600	8,113
	Plum Creek Timberlands LP	4.700%	3/15/21	3,300	3,426
	Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	1,800	1,985
	PPG Industries Inc.	3.600%	11/15/20	6,350	6,534
	Praxair Inc.	4.500%	8/15/19	2,450	2,701
	Praxair Inc.	4.050%	3/15/21	575	615
	Praxair Inc.	3.000%	9/1/21	4,925	4,874

36

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Praxair Inc.	2.450%	2/15/22	10,725	10,057
	Praxair Inc.	2.200%	8/15/22	2,250	2,042
	Rayonier Inc.	3.750%	4/1/22	250	245
	Reliance Steel & Aluminum Co.	4.500%	4/15/23	2,125	2,014
	Rio Tinto Finance USA Ltd.	6.500%	7/15/18	18,675	22,046
	Rio Tinto Finance USA Ltd.	9.000%	5/1/19	8,525	11,084
	Rio Tinto Finance USA Ltd.	4.125%	5/20/21	3,325	3,365
	Rio Tinto Finance USA Ltd.	3.750%	9/20/21	5,775	5,700
	Rio Tinto Finance USA plc	2.250%	12/14/18	2,450	2,379
	Rio Tinto Finance USA plc	3.500%	3/22/22	6,300	6,031
	Rio Tinto Finance USA plc	2.875%	8/21/22	9,025	8,251
	RPM International Inc.	6.125%	10/15/19	2,575	2,957
	RPM International Inc.	3.450%	11/15/22	2,900	2,704
	Sigma-Aldrich Corp.	3.375%	11/1/20	750	753
	Southern Copper Corp.	5.375%	4/16/20	1,725	1,830
	Southern Copper Corp.	3.500%	11/8/22	1,500	1,346
	Syngenta Finance NV	3.125%	3/28/22	2,500	2,433
	Teck Resources Ltd.	3.000%	3/1/19	6,100	5,940
	Teck Resources Ltd.	4.750%	1/15/22	5,825	5,859
	Teck Resources Ltd.	3.750%	2/1/23	1,500	1,378
	Vale Overseas Ltd.	5.625%	9/15/19	6,250	6,698
	Vale Overseas Ltd.	4.625%	9/15/20	12,125	11,972
	Vale Overseas Ltd.	4.375%	1/11/22	10,870	10,354
	Valspar Corp.	7.250%	6/15/19	1,275	1,549
	Valspar Corp.	4.200%	1/15/22	1,550	1,563
	Westlake Chemical Corp.	3.600%	7/15/22	550	526
	Weyerhaeuser Co.	7.375%	10/1/19	3,250	3,845
	Capital Goods (2.5%)
	3M Co.	2.000%	6/26/22	3,125	2,936
	ABB Finance USA Inc.	2.875%	5/8/22	7,165	6,861
	Acuity Brands Lighting Inc.	6.000%	12/15/19	1,675	1,846
	Bemis Co. Inc.	6.800%	8/1/19	2,300	2,735
	Boeing Capital Corp.	2.900%	8/15/18	1,550	1,619
	Boeing Co.	6.000%	3/15/19	7,075	8,417
	Boeing Co.	4.875%	2/15/20	6,075	6,916
	Carlisle Cos. Inc.	3.750%	11/15/22	3,350	3,200
	Caterpillar Financial Services Corp.	7.050%	10/1/18	3,500	4,335
	Caterpillar Financial Services Corp.	7.150%	2/15/19	8,550	10,608
	Caterpillar Financial Services Corp.	2.850%	6/1/22	2,750	2,627
	Caterpillar Inc.	3.900%	5/27/21	8,450	8,856
	Caterpillar Inc.	2.600%	6/26/22	5,200	4,956
	Cooper US Inc.	3.875%	12/15/20	5,000	5,127
	CRH America Inc.	8.125%	7/15/18	7,025	8,539
	Danaher Corp.	5.400%	3/1/19	1,450	1,688
	Danaher Corp.	3.900%	6/23/21	4,175	4,444
	Deere & Co.	4.375%	10/16/19	850	943
	Deere & Co.	2.600%	6/8/22	7,200	6,837
	Dover Corp.	4.300%	3/1/21	5,500	5,984
3	Eaton Corp.	2.750%	11/2/22	5,975	5,604
	Embraer Overseas Ltd.	6.375%	1/15/20	4,600	5,025
	Embraer SA	5.150%	6/15/22	1,800	1,806
	Emerson Electric Co.	5.250%	10/15/18	850	984
	Emerson Electric Co.	4.875%	10/15/19	1,450	1,656
	Emerson Electric Co.	4.250%	11/15/20	1,400	1,508
	Emerson Electric Co.	2.625%	2/15/23	6,525	6,213
	Flowserve Corp.	3.500%	9/15/22	8,025	7,638
	General Dynamics Corp.	3.875%	7/15/21	4,075	4,273
	General Dynamics Corp.	2.250%	11/15/22	8,100	7,342
	General Electric Co.	2.700%	10/9/22	19,025	18,053
	Honeywell International Inc.	5.000%	2/15/19	3,700	4,220
	Honeywell International Inc.	4.250%	3/1/21	8,426	9,223
	IDEX Corp.	4.200%	12/15/21	400	406
	Illinois Tool Works Inc.	6.250%	4/1/19	5,900	7,092

37

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	6,350	7,467
3	Ingersoll-Rand Global Holding Co. Ltd.	2.875%	1/15/19	2,000	1,975
3	Ingersoll-Rand Global Holding Co. Ltd.	4.250%	6/15/23	2,175	2,143
	John Deere Capital Corp.	5.750%	9/10/18	12,100	14,145
	John Deere Capital Corp.	1.700%	1/15/20	2,325	2,199
	John Deere Capital Corp.	3.900%	7/12/21	6,200	6,502
	John Deere Capital Corp.	3.150%	10/15/21	2,800	2,771
	John Deere Capital Corp.	2.750%	3/15/22	425	406
	John Deere Capital Corp.	2.800%	1/27/23	275	262
	Joy Global Inc.	5.125%	10/15/21	3,420	3,643
	Kennametal Inc.	2.650%	11/1/19	2,550	2,475
	Kennametal Inc.	3.875%	2/15/22	2,425	2,354
	L-3 Communications Corp.	5.200%	10/15/19	6,400	6,894
	L-3 Communications Corp.	4.750%	7/15/20	2,700	2,812
	L-3 Communications Corp.	4.950%	2/15/21	8,225	8,647
	Lockheed Martin Corp.	4.250%	11/15/19	6,300	6,838
	Lockheed Martin Corp.	3.350%	9/15/21	5,800	5,806
	Mohawk Industries Inc.	3.850%	2/1/23	3,725	3,593
	Northrop Grumman Corp.	3.500%	3/15/21	6,450	6,526
	Owens Corning	9.000%	6/15/19	943	1,160
	Pentair Finance SA	5.000%	5/15/21	3,000	3,218
	Pentair Finance SA	3.150%	9/15/22	3,100	2,900
	Precision Castparts Corp.	2.500%	1/15/23	3,700	3,455
	Raytheon Co.	6.400%	12/15/18	500	607
	Raytheon Co.	4.400%	2/15/20	1,225	1,336
	Raytheon Co.	3.125%	10/15/20	9,500	9,555
	Raytheon Co.	2.500%	12/15/22	7,725	7,105
	Republic Services Inc.	5.500%	9/15/19	1,825	2,067
	Republic Services Inc.	5.000%	3/1/20	6,025	6,585
	Republic Services Inc.	5.250%	11/15/21	9,188	10,082
	Republic Services Inc.	3.550%	6/1/22	925	900
	Republic Services Inc.	4.750%	5/15/23	725	766
	Rockwell Collins Inc.	5.250%	7/15/19	650	745
	Rockwell Collins Inc.	3.100%	11/15/21	1,800	1,790
	Roper Industries Inc.	2.050%	10/1/18	5,000	4,903
	Roper Industries Inc.	6.250%	9/1/19	2,900	3,381
	Roper Industries Inc.	3.125%	11/15/22	2,275	2,154
	Snap-on Inc.	6.125%	9/1/21	2,825	3,307
	Sonoco Products Co.	4.375%	11/1/21	1,100	1,138
	Stanley Black & Decker Inc.	3.400%	12/1/21	4,775	4,728
	Stanley Black & Decker Inc.	2.900%	11/1/22	1,825	1,717
	Textron Inc.	7.250%	10/1/19	1,000	1,185
	Tyco International Finance SA	8.500%	1/15/19	6,650	8,303
	Tyco International Ltd. / Tyco International Finance SA	7.000%	12/15/19	600	716
	United Technologies Corp.	6.125%	2/1/19	10,025	11,851
	United Technologies Corp.	4.500%	4/15/20	7,400	8,256
	United Technologies Corp.	3.100%	6/1/22	14,200	14,008
	Waste Management Inc.	7.375%	3/11/19	1,550	1,866
	Waste Management Inc.	4.750%	6/30/20	8,800	9,525
	Waste Management Inc.	4.600%	3/1/21	3,900	4,133
	Communication (3.4%)
	America Movil SAB de CV	5.000%	10/16/19	7,500	8,074
	America Movil SAB de CV	5.000%	3/30/20	11,300	12,139
	America Movil SAB de CV	3.125%	7/16/22	8,050	7,500
	American Tower Corp.	5.050%	9/1/20	8,070	8,477
	American Tower Corp.	5.900%	11/1/21	3,400	3,781
	American Tower Corp.	4.700%	3/15/22	550	554
	American Tower Corp.	3.500%	1/31/23	7,141	6,545
	AT&T Inc.	5.800%	2/15/19	11,575	13,423
	AT&T Inc.	4.450%	5/15/21	4,075	4,401
	AT&T Inc.	3.875%	8/15/21	7,950	8,190
	AT&T Inc.	3.000%	2/15/22	10,725	10,247
	AT&T Inc.	2.625%	12/1/22	12,350	11,307

38

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	CBS Corp.	8.875%	5/15/19	6,350	8,147
	CBS Corp.	5.750%	4/15/20	220	249
	CBS Corp.	4.300%	2/15/21	3,300	3,422
	CBS Corp.	3.375%	3/1/22	1,800	1,729
	CC Holdings GS V LLC / Crown Castle GS III Corp.	3.849%	4/15/23	1,075	1,023
	Cellco Partnership / Verizon Wireless Capital LLC	8.500%	11/15/18	14,760	19,150
	Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	5,923	8,360
	Comcast Corp.	5.700%	7/1/19	4,625	5,389
	Comcast Corp.	5.150%	3/1/20	2,625	2,995
	Comcast Corp.	3.125%	7/15/22	2,675	2,613
	Comcast Corp.	2.850%	1/15/23	6,900	6,547
	Deutsche Telekom International Finance BV	6.750%	8/20/18	13,025	15,684
	Deutsche Telekom International Finance BV	6.000%	7/8/19	625	734
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.875%	10/1/19	8,150	9,175
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.200%	3/15/20	11,505	12,389
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.000%	3/1/21	9,020	9,497
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.800%	3/15/22	9,150	8,778
	Discovery Communications LLC	5.625%	8/15/19	2,000	2,294
	Discovery Communications LLC	5.050%	6/1/20	7,200	7,989
	Discovery Communications LLC	4.375%	6/15/21	2,350	2,472
	Discovery Communications LLC	3.300%	5/15/22	3,900	3,741
	Discovery Communications LLC	3.250%	4/1/23	1,975	1,859
	Interpublic Group of Cos. Inc.	4.000%	3/15/22	3,000	2,873
	Interpublic Group of Cos. Inc.	3.750%	2/15/23	2,000	1,847
	Moody's Corp.	5.500%	9/1/20	200	217
	Moody's Corp.	4.500%	9/1/22	8,275	8,302
	NBCUniversal Media LLC	5.150%	4/30/20	11,135	12,672
	NBCUniversal Media LLC	4.375%	4/1/21	13,065	14,114
	NBCUniversal Media LLC	2.875%	1/15/23	8,100	7,683
	News America Inc.	6.900%	3/1/19	10,800	13,005
	News America Inc.	4.500%	2/15/21	5,050	5,404
	News America Inc.	3.000%	9/15/22	3,000	2,805
	Omnicom Group Inc.	4.450%	8/15/20	13,950	14,612
	Omnicom Group Inc.	3.625%	5/1/22	5,350	5,169
	Orange SA	5.375%	7/8/19	5,100	5,657
	Orange SA	4.125%	9/14/21	8,625	8,684
	Qwest Corp.	6.750%	12/1/21	3,230	3,625
3	Reed Elsevier Capital Inc.	3.125%	10/15/22	8,963	8,309
	Rogers Communications Inc.	6.800%	8/15/18	7,115	8,562
	Rogers Communications Inc.	3.000%	3/15/23	4,240	3,955
	Telecom Italia Capital SA	7.175%	6/18/19	7,055	7,931
	Telefonica Emisiones SAU	5.877%	7/15/19	2,000	2,171
	Telefonica Emisiones SAU	5.134%	4/27/20	6,700	6,853
	Telefonica Emisiones SAU	5.462%	2/16/21	13,285	13,681
	Telefonica Emisiones SAU	4.570%	4/27/23	3,500	3,362
	Thomson Reuters Corp.	6.500%	7/15/18	4,250	5,037
	Thomson Reuters Corp.	4.700%	10/15/19	2,350	2,589
	Thomson Reuters Corp.	3.950%	9/30/21	2,875	2,951
	Time Warner Cable Inc.	6.750%	7/1/18	15,975	18,569
	Time Warner Cable Inc.	8.750%	2/14/19	3,750	4,590
	Time Warner Cable Inc.	8.250%	4/1/19	5,875	7,069
	Time Warner Cable Inc.	5.000%	2/1/20	10,785	11,266
	Time Warner Cable Inc.	4.125%	2/15/21	3,175	3,142
	Time Warner Cable Inc.	4.000%	9/1/21	11,000	10,565
	Time Warner Entertainment Co. LP	8.375%	3/15/23	1,703	2,120
	Verizon Communications Inc.	8.750%	11/1/18	6,873	8,972
	Verizon Communications Inc.	6.350%	4/1/19	9,500	11,214
	Verizon Communications Inc.	4.600%	4/1/21	8,025	8,695
	Verizon Communications Inc.	3.500%	11/1/21	12,700	12,758
	Verizon Communications Inc.	2.450%	11/1/22	9,425	8,540
	Virgin Media Secured Finance plc	5.250%	1/15/21	3,400	3,403
	Vodafone Group plc	4.625%	7/15/18	2,995	3,320
	Vodafone Group plc	5.450%	6/10/19	2,900	3,262
	Vodafone Group plc	4.375%	3/16/21	5,500	5,786

39

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Vodafone Group plc	2.500%	9/26/22	7,400	6,584
Vodafone Group plc	2.950%	2/19/23	8,360	7,730
Washington Post Co.	7.250%	2/1/19	1,075	1,256
WPP Finance 2010	4.750%	11/21/21	6,975	7,201
WPP Finance 2010	3.625%	9/7/22	3,400	3,199
Consumer Cyclical (2.5%)
ADT Corp.	3.500%	7/15/22	5,300	4,871
Advance Auto Parts Inc.	5.750%	5/1/20	1,725	1,831
Advance Auto Parts Inc.	4.500%	1/15/22	1,500	1,470
Amazon.com Inc.	2.500%	11/29/22	7,500	6,804
AutoZone Inc.	7.125%	8/1/18	3,625	4,325
AutoZone Inc.	4.000%	11/15/20	250	256
AutoZone Inc.	3.700%	4/15/22	2,400	2,344
BorgWarner Inc.	4.625%	9/15/20	950	1,005
Brinker International Inc.	3.875%	5/15/23	1,250	1,171
Costco Wholesale Corp.	1.700%	12/15/19	4,775	4,589
CVS Caremark Corp.	4.750%	5/18/20	50	55
CVS Caremark Corp.	4.125%	5/15/21	1,000	1,051
CVS Caremark Corp.	2.750%	12/1/22	7,225	6,774
Darden Restaurants Inc.	4.500%	10/15/21	2,250	2,275
Darden Restaurants Inc.	3.350%	11/1/22	2,700	2,476
Dollar General Corp.	3.250%	4/15/23	5,000	4,574
eBay Inc.	3.250%	10/15/20	3,675	3,765
eBay Inc.	2.600%	7/15/22	5,575	5,183
Expedia Inc.	5.950%	8/15/20	8,425	8,937
Family Dollar Stores Inc.	5.000%	2/1/21	1,450	1,502
Ford Motor Credit Co. LLC	8.125%	1/15/20	9,925	11,988
Ford Motor Credit Co. LLC	5.750%	2/1/21	6,625	7,180
Ford Motor Credit Co. LLC	5.875%	8/2/21	12,075	13,133
Ford Motor Credit Co. LLC	4.250%	9/20/22	7,850	7,676
Gap Inc.	5.950%	4/12/21	12,450	13,790
Home Depot Inc.	3.950%	9/15/20	400	434
Home Depot Inc.	4.400%	4/1/21	10,825	11,861
Home Depot Inc.	2.700%	4/1/23	2,175	2,057
Host Hotels & Resorts LP	5.875%	6/15/19	1,000	1,078
Host Hotels & Resorts LP	6.000%	10/1/21	3,000	3,270
Host Hotels & Resorts LP	5.250%	3/15/22	5,500	5,693
Host Hotels & Resorts LP	4.750%	3/1/23	922	927
Hyatt Hotels Corp.	5.375%	8/15/21	900	965
Hyatt Hotels Corp.	3.375%	7/15/23	1,625	1,518
International Game Technology	7.500%	6/15/19	4,000	4,653
International Game Technology	5.500%	6/15/20	2,650	2,767
Johnson Controls Inc.	5.000%	3/30/20	2,850	3,141
Johnson Controls Inc.	4.250%	3/1/21	800	841
Johnson Controls Inc.	3.750%	12/1/21	4,750	4,823
Kohl's Corp.	4.000%	11/1/21	3,100	3,092
Kohl's Corp.	3.250%	2/1/23	4,810	4,443
Lowe's Cos. Inc.	4.625%	4/15/20	2,700	2,996
Lowe's Cos. Inc.	3.750%	4/15/21	500	520
Lowe's Cos. Inc.	3.800%	11/15/21	4,000	4,161
Lowe's Cos. Inc.	3.120%	4/15/22	4,450	4,387
Macy's Retail Holdings Inc.	3.875%	1/15/22	8,700	8,725
Macy's Retail Holdings Inc.	2.875%	2/15/23	1,000	921
Marriott International Inc.	3.000%	3/1/19	925	931
Marriott International Inc.	3.250%	9/15/22	2,600	2,429
McDonald's Corp.	5.000%	2/1/19	725	828
McDonald's Corp.	1.875%	5/29/19	2,000	1,966
McDonald's Corp.	3.625%	5/20/21	3,500	3,629
McDonald's Corp.	2.625%	1/15/22	5,800	5,554
NIKE Inc.	2.250%	5/1/23	2,400	2,214
Nordstrom Inc.	4.750%	5/1/20	4,150	4,586
Nordstrom Inc.	4.000%	10/15/21	5,050	5,343
NVR Inc.	3.950%	9/15/22	2,725	2,666

40

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	O'Reilly Automotive Inc.	4.875%	1/14/21	1,825	1,931
	O'Reilly Automotive Inc.	4.625%	9/15/21	625	655
	O'Reilly Automotive Inc.	3.800%	9/1/22	2,500	2,465
	O'Reilly Automotive Inc.	3.850%	6/15/23	2,175	2,116
	QVC Inc.	5.125%	7/2/22	2,850	2,828
3	QVC Inc.	4.375%	3/15/23	3,225	3,039
	Staples Inc.	4.375%	1/12/23	2,875	2,790
	Starwood Hotels & Resorts Worldwide Inc.	3.125%	2/15/23	1,230	1,137
	Target Corp.	3.875%	7/15/20	7,200	7,712
	Target Corp.	2.900%	1/15/22	7,075	6,930
	Time Warner Inc.	4.875%	3/15/20	7,300	7,956
	Time Warner Inc.	4.700%	1/15/21	3,250	3,470
	Time Warner Inc.	4.750%	3/29/21	8,875	9,518
	Time Warner Inc.	4.000%	1/15/22	5,100	5,142
	Time Warner Inc.	3.400%	6/15/22	3,000	2,902
	TJX Cos. Inc.	6.950%	4/15/19	4,325	5,283
	TJX Cos. Inc.	2.500%	5/15/23	425	394
	Toyota Motor Credit Corp.	4.500%	6/17/20	4,700	5,083
	Toyota Motor Credit Corp.	4.250%	1/11/21	1,475	1,584
	Toyota Motor Credit Corp.	3.400%	9/15/21	5,005	4,974
	Toyota Motor Credit Corp.	3.300%	1/12/22	6,800	6,722
	Toyota Motor Credit Corp.	2.625%	1/10/23	6,650	6,174
	VF Corp.	3.500%	9/1/21	3,575	3,604
	Viacom Inc.	5.625%	9/15/19	7,175	8,200
	Viacom Inc.	4.500%	3/1/21	950	1,009
	Viacom Inc.	3.125%	6/15/22	4,875	4,639
	Wal-Mart Stores Inc.	3.625%	7/8/20	8,650	9,144
	Wal-Mart Stores Inc.	3.250%	10/25/20	11,100	11,468
	Wal-Mart Stores Inc.	4.250%	4/15/21	7,050	7,695
	Wal-Mart Stores Inc.	2.550%	4/11/23	9,300	8,747
	Walgreen Co.	5.250%	1/15/19	6,600	7,457
	Walgreen Co.	3.100%	9/15/22	6,175	5,825
	Walt Disney Co.	3.750%	6/1/21	1,600	1,674
	Walt Disney Co.	2.750%	8/16/21	5,875	5,767
	Walt Disney Co.	2.550%	2/15/22	6,000	5,736
	Walt Disney Co.	2.350%	12/1/22	3,000	2,784
	Western Union Co.	3.650%	8/22/18	2,600	2,672
	Wyndham Worldwide Corp.	4.250%	3/1/22	3,000	2,920
	Wyndham Worldwide Corp.	3.900%	3/1/23	5,325	5,070
	Consumer Noncyclical (6.2%)
	Abbott Laboratories	5.125%	4/1/19	10,171	11,723
	Abbott Laboratories	4.125%	5/27/20	4,825	5,237
3	AbbVie Inc.	2.000%	11/6/18	2,250	2,190
3	AbbVie Inc.	2.900%	11/6/22	21,550	20,108
	Actavis Inc.	6.125%	8/15/19	2,000	2,305
	Actavis Inc.	3.250%	10/1/22	9,550	8,905
	Allergan Inc.	3.375%	9/15/20	3,000	3,093
	Allergan Inc.	2.800%	3/15/23	1,325	1,260
	Altria Group Inc.	9.700%	11/10/18	14,876	19,704
	Altria Group Inc.	9.250%	8/6/19	2,361	3,126
	Altria Group Inc.	4.750%	5/5/21	11,200	12,005
	Altria Group Inc.	2.850%	8/9/22	15,425	14,199
	AmerisourceBergen Corp.	3.500%	11/15/21	8,850	8,929
	Amgen Inc.	5.700%	2/1/19	4,825	5,506
	Amgen Inc.	3.450%	10/1/20	8,975	9,069
	Amgen Inc.	4.100%	6/15/21	6,600	6,889
	Amgen Inc.	3.875%	11/15/21	11,350	11,668
	Amgen Inc.	3.625%	5/15/22	8,475	8,474
	Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	8,375	7,814
	Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	9,785	12,363
	Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	6,325	7,841
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	20,350	23,504
	Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	4,365	4,935

41

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	1,175	1,274
Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	21,200	19,733
Archer-Daniels-Midland Co.	4.479%	3/1/21	6,325	6,766
AstraZeneca plc	1.950%	9/18/19	6,725	6,573
Avon Products Inc.	6.500%	3/1/19	385	429
Avon Products Inc.	4.600%	3/15/20	2,575	2,595
Avon Products Inc.	5.000%	3/15/23	2,725	2,691
Baxter International Inc.	4.250%	3/15/20	2,850	3,100
Baxter International Inc.	2.400%	8/15/22	1,625	1,504
Baxter International Inc.	3.200%	6/15/23	2,175	2,123
Beam Inc.	3.250%	5/15/22	925	893
Beam Inc.	3.250%	6/15/23	500	480
Becton Dickinson & Co.	5.000%	5/15/19	2,975	3,365
Becton Dickinson & Co.	3.250%	11/12/20	2,820	2,854
Becton Dickinson & Co.	3.125%	11/8/21	7,375	7,294
Bio-Rad Laboratories Inc.	4.875%	12/15/20	2,000	2,010
Boston Scientific Corp.	6.000%	1/15/20	6,250	7,071
Bottling Group LLC	5.125%	1/15/19	9,495	10,772
Bristol-Myers Squibb Co.	2.000%	8/1/22	6,075	5,484
Bristol-Myers Squibb Co.	7.150%	6/15/23	425	547
Brown-Forman Corp.	2.250%	1/15/23	575	530
Bunge Ltd. Finance Corp.	8.500%	6/15/19	3,375	4,161
Campbell Soup Co.	4.500%	2/15/19	400	436
Campbell Soup Co.	4.250%	4/15/21	1,550	1,625
Campbell Soup Co.	2.500%	8/2/22	3,000	2,756
Cardinal Health Inc.	4.625%	12/15/20	4,125	4,411
Cardinal Health Inc.	3.200%	6/15/22	100	96
Cardinal Health Inc.	3.200%	3/15/23	2,575	2,409
CareFusion Corp.	6.375%	8/1/19	4,750	5,440
Catholic Health Initiatives Colorado GO	2.950%	11/1/22	3,200	2,979
Celgene Corp.	3.950%	10/15/20	1,925	1,993
Celgene Corp.	3.250%	8/15/22	6,225	5,914
Clorox Co.	3.800%	11/15/21	100	101
Clorox Co.	3.050%	9/15/22	3,650	3,457
Coca-Cola Co.	4.875%	3/15/19	2,400	2,715
Coca-Cola Co.	3.150%	11/15/20	10,535	10,789
Coca-Cola Co.	3.300%	9/1/21	8,125	8,314
Coca-Cola Co.	2.500%	4/1/23	925	883
Coca-Cola Enterprises Inc.	3.500%	9/15/20	4,600	4,654
Coca-Cola Enterprises Inc.	4.500%	9/1/21	2,000	2,134
Coca-Cola Femsa SAB de CV	4.625%	2/15/20	2,000	2,125
Coca-Cola Refreshments USA Inc.	8.500%	2/1/22	300	406
Colgate-Palmolive Co.	2.450%	11/15/21	1,500	1,453
Colgate-Palmolive Co.	2.300%	5/3/22	2,700	2,547
Colgate-Palmolive Co.	2.100%	5/1/23	5,550	5,067
ConAgra Foods Inc.	7.000%	4/15/19	850	1,027
ConAgra Foods Inc.	3.250%	9/15/22	4,875	4,666
ConAgra Foods Inc.	3.200%	1/25/23	8,105	7,759
Covidien International Finance SA	3.200%	6/15/22	3,475	3,428
Covidien International Finance SA	2.950%	6/15/23	6,175	5,824
CR Bard Inc.	4.400%	1/15/21	2,125	2,264
Delhaize Group SA	4.125%	4/10/19	1,500	1,534
DENTSPLY International Inc.	4.125%	8/15/21	2,000	2,041
Diageo Capital plc	4.828%	7/15/20	1,215	1,372
Diageo Capital plc	2.625%	4/29/23	7,350	6,827
Diageo Investment Corp.	2.875%	5/11/22	9,400	9,042
Dignity Health	3.125%	11/1/22	1,600	1,472
Dr Pepper Snapple Group Inc.	2.600%	1/15/19	825	830
Dr Pepper Snapple Group Inc.	3.200%	11/15/21	4,000	3,946
Dr Pepper Snapple Group Inc.	2.700%	11/15/22	500	466
Energizer Holdings Inc.	4.700%	5/19/21	2,300	2,340
Energizer Holdings Inc.	4.700%	5/24/22	3,650	3,728
Estee Lauder Cos. Inc.	2.350%	8/15/22	2,475	2,294
Express Scripts Holding Co.	7.250%	6/15/19	2,050	2,535

42

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Express Scripts Holding Co.	4.750%	11/15/21	7,373	7,879
Express Scripts Holding Co.	3.900%	2/15/22	5,675	5,714
Flowers Foods Inc.	4.375%	4/1/22	1,000	974
Fomento Economico Mexicano SAB de CV	2.875%	5/10/23	1,600	1,459
General Mills Inc.	5.650%	2/15/19	8,275	9,630
General Mills Inc.	3.150%	12/15/21	4,775	4,752
Gilead Sciences Inc.	4.500%	4/1/21	4,550	4,925
Gilead Sciences Inc.	4.400%	12/1/21	5,825	6,245
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	4,350	4,123
GlaxoSmithKline Capital plc	2.850%	5/8/22	10,150	9,722
Hershey Co.	2.625%	5/1/23	3,000	2,830
Hillshire Brands Co.	4.100%	9/15/20	173	176
Hormel Foods Corp.	4.125%	4/15/21	875	929
Ingredion Inc.	4.625%	11/1/20	2,000	2,121
International Flavors & Fragrances Inc.	3.200%	5/1/23	1,525	1,452
JM Smucker Co.	3.500%	10/15/21	3,950	3,934
Johnson & Johnson	5.150%	7/15/18	8,625	9,966
Johnson & Johnson	2.950%	9/1/20	2,000	2,042
Johnson & Johnson	3.550%	5/15/21	2,175	2,303
Kaiser Foundation Hospitals	3.500%	4/1/22	1,825	1,811
Kellogg Co.	4.150%	11/15/19	4,650	5,035
Kellogg Co.	4.000%	12/15/20	4,923	5,180
Kellogg Co.	3.125%	5/17/22	6,275	6,113
Kimberly-Clark Corp.	6.250%	7/15/18	675	811
Kimberly-Clark Corp.	7.500%	11/1/18	125	159
Kimberly-Clark Corp.	3.625%	8/1/20	1,000	1,052
Kimberly-Clark Corp.	3.875%	3/1/21	2,095	2,229
Kimberly-Clark Corp.	2.400%	3/1/22	5,000	4,752
Kimberly-Clark Corp.	2.400%	6/1/23	4,125	3,838
Koninklijke Philips NV	3.750%	3/15/22	7,450	7,463
Kraft Foods Group Inc.	6.125%	8/23/18	4,200	4,924
Kraft Foods Group Inc.	5.375%	2/10/20	5,223	5,906
Kraft Foods Group Inc.	3.500%	6/6/22	14,775	14,690
Kroger Co.	6.150%	1/15/20	6,269	7,317
Kroger Co.	3.400%	4/15/22	3,000	2,927
Laboratory Corp. of America Holdings	4.625%	11/15/20	3,000	3,151
Laboratory Corp. of America Holdings	3.750%	8/23/22	2,600	2,492
Life Technologies Corp.	6.000%	3/1/20	4,000	4,512
Life Technologies Corp.	5.000%	1/15/21	4,025	4,318
Lorillard Tobacco Co.	8.125%	6/23/19	4,425	5,416
Lorillard Tobacco Co.	6.875%	5/1/20	3,975	4,584
Lorillard Tobacco Co.	3.750%	5/20/23	2,975	2,761
Mattel Inc.	3.150%	3/15/23	2,000	1,905
McCormick & Co. Inc.	3.900%	7/15/21	1,850	1,948
McKesson Corp.	7.500%	2/15/19	1,825	2,280
McKesson Corp.	4.750%	3/1/21	7,625	8,322
Mead Johnson Nutrition Co.	4.900%	11/1/19	5,725	6,297
Medtronic Inc.	5.600%	3/15/19	1,525	1,766
Medtronic Inc.	4.450%	3/15/20	8,975	9,762
Medtronic Inc.	3.125%	3/15/22	4,900	4,775
Medtronic Inc.	2.750%	4/1/23	5,225	4,897
Merck & Co. Inc.	3.875%	1/15/21	8,125	8,660
Merck & Co. Inc.	2.400%	9/15/22	2,050	1,907
Merck & Co. Inc.	2.800%	5/18/23	13,450	12,717
Merck Sharp & Dohme Corp.	5.000%	6/30/19	6,425	7,346
Molson Coors Brewing Co.	3.500%	5/1/22	2,800	2,769
Mondelez International Inc.	6.125%	8/23/18	2,539	2,970
Mondelez International Inc.	5.375%	2/10/20	21,427	23,983
Newell Rubbermaid Inc.	4.000%	6/15/22	5,425	5,451
Novant Health Inc.	5.850%	11/1/19	1,300	1,487
Novartis Capital Corp.	4.400%	4/24/20	6,300	6,980
Novartis Capital Corp.	2.400%	9/21/22	8,125	7,587
Novartis Securities Investment Ltd.	5.125%	2/10/19	15,898	18,241
Partners Healthcare System Massachusetts GO	3.443%	7/1/21	1,325	1,329

43

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	PepsiCo Inc.	7.900%	11/1/18	8,125	10,405
	PepsiCo Inc.	4.500%	1/15/20	1,900	2,096
	PepsiCo Inc.	3.125%	11/1/20	4,200	4,294
	PepsiCo Inc.	3.000%	8/25/21	3,700	3,651
	PepsiCo Inc.	2.750%	3/5/22	10,475	10,016
	PepsiCo Inc.	2.750%	3/1/23	5,000	4,740
	PerkinElmer Inc.	5.000%	11/15/21	1,850	1,929
	Perrigo Co.	2.950%	5/15/23	2,825	2,617
	Pfizer Inc.	6.200%	3/15/19	27,100	32,689
	Pfizer Inc.	3.000%	6/15/23	2,525	2,452
	Philip Morris International Inc.	4.500%	3/26/20	2,600	2,880
	Philip Morris International Inc.	4.125%	5/17/21	2,000	2,108
	Philip Morris International Inc.	2.900%	11/15/21	5,200	5,036
	Philip Morris International Inc.	2.500%	8/22/22	3,625	3,337
	Philip Morris International Inc.	2.625%	3/6/23	3,700	3,426
	Procter & Gamble Co.	4.700%	2/15/19	12,101	13,619
	Procter & Gamble Co.	2.300%	2/6/22	7,400	7,050
	Quest Diagnostics Inc.	4.750%	1/30/20	1,100	1,165
	Quest Diagnostics Inc.	4.700%	4/1/21	1,350	1,409
	Reynolds American Inc.	3.250%	11/1/22	6,350	5,918
	Safeway Inc.	5.000%	8/15/19	4,250	4,532
	Safeway Inc.	3.950%	8/15/20	3,250	3,184
	Sanofi	4.000%	3/29/21	17,000	18,110
	St. Jude Medical Inc.	3.250%	4/15/23	5,325	5,035
	Stryker Corp.	4.375%	1/15/20	1,950	2,140
	Sysco Corp.	2.600%	6/12/22	1,950	1,843
	Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	4,650	4,645
	Teva Pharmaceutical Finance Co. BV	2.950%	12/18/22	9,750	9,107
	Teva Pharmaceutical Finance IV BV	3.650%	11/10/21	2,650	2,647
	Teva Pharmaceutical Finance IV LLC	2.250%	3/18/20	2,725	2,597
	Thermo Fisher Scientific Inc.	4.700%	5/1/20	650	691
	Thermo Fisher Scientific Inc.	4.500%	3/1/21	2,950	3,075
	Thermo Fisher Scientific Inc.	3.600%	8/15/21	11,625	11,395
	Thermo Fisher Scientific Inc.	3.150%	1/15/23	1,275	1,182
	Tupperware Brands Corp.	4.750%	6/1/21	3,225	3,270
	Tyson Foods Inc.	4.500%	6/15/22	6,150	6,258
	Unilever Capital Corp.	4.800%	2/15/19	2,475	2,803
	Unilever Capital Corp.	4.250%	2/10/21	6,880	7,468
	Whirlpool Corp.	4.850%	6/15/21	3,500	3,704
	Zimmer Holdings Inc.	4.625%	11/30/19	3,175	3,469
	Zimmer Holdings Inc.	3.375%	11/30/21	350	344
3	Zoetis Inc.	3.250%	2/1/23	7,950	7,586
	Energy (3.2%)
	Anadarko Petroleum Corp.	8.700%	3/15/19	4,700	6,032
	Anadarko Petroleum Corp.	6.950%	6/15/19	2,700	3,244
	Apache Corp.	6.900%	9/15/18	3,800	4,628
	Apache Corp.	3.625%	2/1/21	7,500	7,710
	Apache Corp.	3.250%	4/15/22	3,000	2,965
	Apache Corp.	2.625%	1/15/23	5,000	4,630
	Baker Hughes Inc.	7.500%	11/15/18	3,000	3,762
	Baker Hughes Inc.	3.200%	8/15/21	4,800	4,856
	BP Capital Markets plc	4.750%	3/10/19	3,825	4,266
	BP Capital Markets plc	4.500%	10/1/20	8,730	9,479
	BP Capital Markets plc	4.742%	3/11/21	11,900	12,934
	BP Capital Markets plc	3.561%	11/1/21	6,200	6,211
	BP Capital Markets plc	3.245%	5/6/22	9,400	9,096
	BP Capital Markets plc	2.500%	11/6/22	5,700	5,191
	BP Capital Markets plc	2.750%	5/10/23	8,450	7,788
	Cameron International Corp.	6.375%	7/15/18	4,475	5,250
	Cameron International Corp.	4.500%	6/1/21	650	695
	Cameron International Corp.	3.600%	4/30/22	850	848
	Canadian Natural Resources Ltd.	3.450%	11/15/21	2,875	2,863
	Cenovus Energy Inc.	5.700%	10/15/19	7,475	8,510

44

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Cenovus Energy Inc.	3.000%	8/15/22	4,275	4,078
Chevron Corp.	4.950%	3/3/19	8,300	9,502
Chevron Corp.	2.427%	6/24/20	6,500	6,487
Chevron Corp.	2.355%	12/5/22	8,000	7,513
Chevron Corp.	3.191%	6/24/23	11,075	11,042
ConocoPhillips	6.650%	7/15/18	3,075	3,713
ConocoPhillips	5.750%	2/1/19	13,675	15,994
ConocoPhillips	6.000%	1/15/20	3,275	3,904
ConocoPhillips Co.	2.400%	12/15/22	5,925	5,456
Devon Energy Corp.	6.300%	1/15/19	4,875	5,656
Devon Energy Corp.	4.000%	7/15/21	4,000	4,115
Devon Energy Corp.	3.250%	5/15/22	4,500	4,353
Diamond Offshore Drilling Inc.	5.875%	5/1/19	1,050	1,236
Encana Corp.	6.500%	5/15/19	1,300	1,532
Encana Corp.	3.900%	11/15/21	3,700	3,765
Ensco plc	4.700%	3/15/21	7,050	7,477
EOG Resources Inc.	6.875%	10/1/18	4,525	5,561
EOG Resources Inc.	5.625%	6/1/19	2,202	2,574
EOG Resources Inc.	4.400%	6/1/20	2,700	2,963
EOG Resources Inc.	4.100%	2/1/21	9,675	10,280
EOG Resources Inc.	2.625%	3/15/23	1,780	1,660
EQT Corp.	8.125%	6/1/19	1,725	2,083
EQT Corp.	4.875%	11/15/21	3,475	3,546
FMC Technologies Inc.	3.450%	10/1/22	2,975	2,866
Halliburton Co.	5.900%	9/15/18	4,600	5,438
Halliburton Co.	6.150%	9/15/19	4,300	5,189
Halliburton Co.	3.250%	11/15/21	2,200	2,241
Hess Corp.	8.125%	2/15/19	5,835	7,327
Husky Energy Inc.	6.150%	6/15/19	510	597
Husky Energy Inc.	7.250%	12/15/19	3,895	4,827
Husky Energy Inc.	3.950%	4/15/22	5,050	5,134
Marathon Oil Corp.	2.800%	11/1/22	7,225	6,707
Marathon Petroleum Corp.	5.125%	3/1/21	3,450	3,796
Murphy Oil Corp.	3.700%	12/1/22	6,775	6,271
Nabors Industries Inc.	9.250%	1/15/19	6,975	8,645
Nabors Industries Inc.	5.000%	9/15/20	1,450	1,477
Nabors Industries Inc.	4.625%	9/15/21	3,800	3,733
National Oilwell Varco Inc.	2.600%	12/1/22	7,810	7,325
Noble Energy Inc.	8.250%	3/1/19	5,001	6,288
Noble Energy Inc.	4.150%	12/15/21	8,375	8,618
Noble Holding International Ltd.	4.900%	8/1/20	2,790	2,946
Noble Holding International Ltd.	4.625%	3/1/21	1,800	1,886
Noble Holding International Ltd.	3.950%	3/15/22	2,825	2,747
Occidental Petroleum Corp.	4.100%	2/1/21	8,925	9,415
Occidental Petroleum Corp.	3.125%	2/15/22	6,275	6,103
Occidental Petroleum Corp.	2.700%	2/15/23	7,600	7,015
Petrohawk Energy Corp.	7.250%	8/15/18	4,000	4,330
Petrohawk Energy Corp.	6.250%	6/1/19	6,440	7,020
Phillips 66	4.300%	4/1/22	12,650	13,092
Pioneer Natural Resources Co.	7.500%	1/15/20	3,400	4,169
Pioneer Natural Resources Co.	3.950%	7/15/22	2,575	2,539
Pride International Inc.	8.500%	6/15/19	700	888
Pride International Inc.	6.875%	8/15/20	9,660	11,466
Rowan Cos. Inc.	7.875%	8/1/19	2,150	2,583
Rowan Cos. Inc.	4.875%	6/1/22	4,975	5,123
Sasol Financing International plc	4.500%	11/14/22	1,700	1,608
Shell International Finance BV	4.300%	9/22/19	12,975	14,308
Shell International Finance BV	4.375%	3/25/20	3,900	4,316
Shell International Finance BV	2.375%	8/21/22	6,325	5,897
Shell International Finance BV	2.250%	1/6/23	4,975	4,561
Southwestern Energy Co.	4.100%	3/15/22	3,425	3,409
Talisman Energy Inc.	7.750%	6/1/19	3,875	4,751
Talisman Energy Inc.	3.750%	2/1/21	4,000	3,985
Total Capital International SA	2.875%	2/17/22	4,000	3,848

45

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Total Capital International SA	2.700%	1/25/23	3,500	3,278
	Total Capital SA	4.450%	6/24/20	8,875	9,688
	Total Capital SA	4.125%	1/28/21	6,130	6,553
	Total Capital SA	4.250%	12/15/21	2,230	2,388
	Transocean Inc.	6.500%	11/15/20	4,525	5,070
	Transocean Inc.	6.375%	12/15/21	12,638	14,169
	Transocean Inc.	3.800%	10/15/22	925	879
	Valero Energy Corp.	9.375%	3/15/19	4,000	5,222
	Valero Energy Corp.	6.125%	2/1/20	7,180	8,354
	Weatherford International Ltd.	9.625%	3/1/19	7,765	9,815
	Weatherford International Ltd.	4.500%	4/15/22	6,275	6,196
	Other Industrial (0.1%)
	Cintas Corp. No 2	4.300%	6/1/21	1,300	1,363
	Cintas Corp. No 2	3.250%	6/1/22	1,450	1,408
	Fluor Corp.	3.375%	9/15/21	2,300	2,303
3	URS Corp.	5.500%	4/1/22	5,000	5,186
	Valmont Industries Inc.	6.625%	4/20/20	1,390	1,587
	Technology (2.3%)
	Adobe Systems Inc.	4.750%	2/1/20	4,175	4,583
	Agilent Technologies Inc.	5.000%	7/15/20	3,100	3,350
	Agilent Technologies Inc.	3.200%	10/1/22	6,475	5,994
	Amphenol Corp.	4.000%	2/1/22	1,925	1,920
	Analog Devices Inc.	2.875%	6/1/23	2,825	2,650
	Apple Inc.	2.400%	5/3/23	29,450	27,296
	Applied Materials Inc.	4.300%	6/15/21	6,825	7,184
	Arrow Electronics Inc.	6.000%	4/1/20	1,184	1,284
	Arrow Electronics Inc.	5.125%	3/1/21	2,000	2,062
	Arrow Electronics Inc.	4.500%	3/1/23	1,725	1,694
	Autodesk Inc.	3.600%	12/15/22	1,550	1,477
	Avnet Inc.	4.875%	12/1/22	3,725	3,714
	Baidu Inc.	3.500%	11/28/22	7,850	6,982
	BMC Software Inc.	4.250%	2/15/22	2,900	2,897
	BMC Software Inc.	4.500%	12/1/22	575	579
	Broadcom Corp.	2.700%	11/1/18	4,225	4,353
	Broadcom Corp.	2.500%	8/15/22	4,500	4,123
	CA Inc.	5.375%	12/1/19	2,725	2,999
	Cisco Systems Inc.	4.950%	2/15/19	11,617	13,285
	Cisco Systems Inc.	4.450%	1/15/20	15,575	17,251
	Corning Inc.	6.625%	5/15/19	950	1,144
	Corning Inc.	4.250%	8/15/20	1,447	1,535
	Dell Inc.	5.875%	6/15/19	3,675	3,726
	Dell Inc.	4.625%	4/1/21	2,000	1,902
	Dun & Bradstreet Corp.	4.375%	12/1/22	1,225	1,180
	EMC Corp.	2.650%	6/1/20	4,050	4,011
	EMC Corp.	3.375%	6/1/23	2,700	2,646
	Equifax Inc.	3.300%	12/15/22	1,000	940
	Fidelity National Information Services Inc.	5.000%	3/15/22	1,925	1,963
	Fidelity National Information Services Inc.	3.500%	4/15/23	8,650	7,814
	Fiserv Inc.	4.625%	10/1/20	5,147	5,372
	Fiserv Inc.	3.500%	10/1/22	1,615	1,534
	Google Inc.	3.625%	5/19/21	4,100	4,294
	Harris Corp.	6.375%	6/15/19	775	902
	Harris Corp.	4.400%	12/15/20	4,740	4,881
	Hewlett-Packard Co.	3.750%	12/1/20	9,550	9,287
	Hewlett-Packard Co.	4.300%	6/1/21	8,825	8,688
	Hewlett-Packard Co.	4.375%	9/15/21	10,950	10,815
	Hewlett-Packard Co.	4.650%	12/9/21	4,850	4,855
	Intel Corp.	3.300%	10/1/21	12,616	12,656
	Intel Corp.	2.700%	12/15/22	8,500	7,947
	International Business Machines Corp.	7.625%	10/15/18	8,285	10,522
	International Business Machines Corp.	1.875%	5/15/19	2,625	2,587
	International Business Machines Corp.	1.625%	5/15/20	2,450	2,291
	International Business Machines Corp.	2.900%	11/1/21	11,375	11,278

46

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	International Business Machines Corp.	1.875%	8/1/22	8,600	7,686
	Jabil Circuit Inc.	5.625%	12/15/20	3,188	3,316
	Jabil Circuit Inc.	4.700%	9/15/22	1,700	1,636
	Juniper Networks Inc.	4.600%	3/15/21	725	742
	Lexmark International Inc.	5.125%	3/15/20	875	876
	Maxim Integrated Products Inc.	3.375%	3/15/23	2,375	2,237
	Microsoft Corp.	4.200%	6/1/19	9,175	10,200
	Microsoft Corp.	3.000%	10/1/20	4,000	4,106
	Microsoft Corp.	2.125%	11/15/22	4,100	3,744
	Microsoft Corp.	2.375%	5/1/23	1,375	1,273
	Motorola Solutions Inc.	3.750%	5/15/22	6,050	5,878
	Oracle Corp.	5.000%	7/8/19	14,775	16,891
	Oracle Corp.	3.875%	7/15/20	10,940	11,703
	Oracle Corp.	2.500%	10/15/22	15,600	14,366
	Pitney Bowes Inc.	6.250%	3/15/19	3,700	4,103
	SAIC Inc.	4.450%	12/1/20	1,200	1,239
	Symantec Corp.	4.200%	9/15/20	4,005	4,121
	Symantec Corp.	3.950%	6/15/22	2,650	2,613
	Telefonaktiebolaget LM Ericsson	4.125%	5/15/22	5,750	5,599
	Texas Instruments Inc.	1.650%	8/3/19	3,700	3,538
	Total System Services Inc.	3.750%	6/1/23	1,600	1,485
	Tyco Electronics Group SA	3.500%	2/3/22	3,075	2,983
	Verisk Analytics Inc.	4.125%	9/12/22	4,575	4,543
	Xerox Corp.	5.625%	12/15/19	2,875	3,185
	Xerox Corp.	4.500%	5/15/21	5,750	5,952
	Transportation (1.0%)
4	American Airlines 2009-1A Pass Through Trust	10.375%	1/2/21	3,229	3,439
4	American Airlines 2011-1 Class A Pass Through Trust	5.250%	7/31/22	586	620
4	American Airlines 2011-2 Class A Pass Through Trust	8.625%	4/15/23	3,276	3,481
	Burlington Northern Santa Fe LLC	4.700%	10/1/19	2,021	2,247
	Burlington Northern Santa Fe LLC	3.600%	9/1/20	2,300	2,383
	Burlington Northern Santa Fe LLC	4.100%	6/1/21	777	822
	Burlington Northern Santa Fe LLC	3.450%	9/15/21	5,525	5,534
	Burlington Northern Santa Fe LLC	3.050%	3/15/22	4,225	4,116
	Burlington Northern Santa Fe LLC	3.050%	9/1/22	4,200	4,057
	Burlington Northern Santa Fe LLC	3.000%	3/15/23	1,900	1,811
	Canadian National Railway Co.	5.550%	3/1/19	2,000	2,346
	Canadian National Railway Co.	2.850%	12/15/21	5,075	4,961
	Canadian National Railway Co.	2.250%	11/15/22	1,200	1,131
	Canadian Pacific Railway Co.	7.250%	5/15/19	8,079	9,925
	Canadian Pacific Railway Co.	4.450%	3/15/23	1,530	1,599
	Canadian Pacific Railway Ltd.	4.500%	1/15/22	1,000	1,042
4	Continental Airlines 1998-1 Class A Pass Through
	Trust	6.648%	3/15/19	915	960
4	Continental Airlines 2007-1 Class A Pass Through
	Trust	5.983%	4/19/22	439	472
4	Continental Airlines 2009-2 Class A Pass Through
	Trust	7.250%	5/10/21	3,831	4,435
4	Continental Airlines 2010-1 Class A Pass Through
	Trust	4.750%	1/12/21	2,308	2,441
	CSX Corp.	7.375%	2/1/19	1,325	1,617
	CSX Corp.	4.250%	6/1/21	7,325	7,813
4	Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	2,546	2,877
4	Delta Air Lines 2009-1 Class A Pass Through Trust	7.750%	12/17/19	4,089	4,753
4	Delta Air Lines 2010-1 Class A Pass Through Trust	6.200%	1/2/20	2,333	2,508
4	Delta Air Lines 2010-2 Class A Pass Through Trust	4.950%	5/23/19	2,813	2,989
4	Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	11/7/21	1,929	2,025
	FedEx Corp.	8.000%	1/15/19	3,315	4,201
	FedEx Corp.	2.625%	8/1/22	2,475	2,296
3	Kansas City Southern de Mexico SA de CV	2.350%	5/15/20	6,325	6,042
3	Kansas City Southern de Mexico SA de CV	3.000%	5/15/23	800	752
	Norfolk Southern Corp.	5.900%	6/15/19	6,900	8,116
	Norfolk Southern Corp.	3.250%	12/1/21	2,900	2,871

47

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Norfolk Southern Corp.	3.000%	4/1/22	2,200	2,128
Norfolk Southern Corp.	2.903%	2/15/23	77	73
Norfolk Southern Railway Co.	9.750%	6/15/20	411	573
Ryder System Inc.	2.350%	2/26/19	1,700	1,644
4 Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	670	781
Union Pacific Corp.	5.700%	8/15/18	3,825	4,444
Union Pacific Corp.	4.000%	2/1/21	1,400	1,498
Union Pacific Corp.	4.163%	7/15/22	6,171	6,546
Union Pacific Corp.	2.950%	1/15/23	2,175	2,102
Union Pacific Corp.	2.750%	4/15/23	1,800	1,705
United Parcel Service Inc.	5.125%	4/1/19	5,811	6,694
United Parcel Service Inc.	3.125%	1/15/21	11,400	11,553
United Parcel Service Inc.	2.450%	10/1/22	7,265	6,862
United Parcel Service of America Inc.	8.375%	4/1/20	500	662
				3,925,113
Utilities (4.0%)
Electric (2.3%)
Alabama Power Co.	3.375%	10/1/20	745	767
Ameren Illinois Co.	2.700%	9/1/22	995	945
American Electric Power Co. Inc.	2.950%	12/15/22	1,025	956
Appalachian Power Co.	7.950%	1/15/20	775	986
Appalachian Power Co.	4.600%	3/30/21	1,700	1,826
Arizona Public Service Co.	8.750%	3/1/19	4,875	6,293
Baltimore Gas & Electric Co.	3.500%	11/15/21	3,575	3,589
Baltimore Gas & Electric Co.	3.350%	7/1/23	1,750	1,703
Cleveland Electric Illuminating Co.	8.875%	11/15/18	910	1,180
CMS Energy Corp.	8.750%	6/15/19	1,370	1,767
CMS Energy Corp.	6.250%	2/1/20	2,000	2,335
CMS Energy Corp.	5.050%	3/15/22	3,500	3,771
Commonwealth Edison Co.	4.000%	8/1/20	2,000	2,140
Commonwealth Edison Co.	3.400%	9/1/21	2,050	2,096
Connecticut Light & Power Co.	2.500%	1/15/23	4,083	3,813
Consolidated Edison Co. of New York Inc.	6.650%	4/1/19	3,500	4,269
Consolidated Edison Co. of New York Inc.	4.450%	6/15/20	2,000	2,197
Constellation Energy Group Inc.	5.150%	12/1/20	2,150	2,351
Consumers Energy Co.	6.125%	3/15/19	300	360
Consumers Energy Co.	6.700%	9/15/19	4,116	5,109
Consumers Energy Co.	5.650%	4/15/20	1,075	1,262
Consumers Energy Co.	2.850%	5/15/22	3,000	2,911
Dominion Resources Inc.	8.875%	1/15/19	5,375	7,010
Dominion Resources Inc.	5.200%	8/15/19	900	1,021
Dominion Resources Inc.	4.450%	3/15/21	6,750	7,304
DTE Electric Co.	3.450%	10/1/20	4,030	4,207
DTE Electric Co.	3.900%	6/1/21	750	794
DTE Electric Co.	2.650%	6/15/22	1,450	1,379
Duke Energy Carolinas LLC	7.000%	11/15/18	1,540	1,906
Duke Energy Carolinas LLC	4.300%	6/15/20	3,075	3,341
Duke Energy Carolinas LLC	3.900%	6/15/21	2,000	2,117
Duke Energy Corp.	5.050%	9/15/19	10,600	11,823
Duke Energy Corp.	3.050%	8/15/22	2,350	2,240
Duke Energy Florida Inc.	3.100%	8/15/21	2,000	1,994
Duke Energy Indiana Inc.	3.750%	7/15/20	1,750	1,835
Duke Energy Ohio Inc.	5.450%	4/1/19	2,625	3,025
Duke Energy Progress Inc.	5.300%	1/15/19	4,825	5,542
DUKE ENERGY PROGRESS INC.	3.000%	9/15/21	5,400	5,367
Duke Energy Progress Inc.	2.800%	5/15/22	2,500	2,396
Entergy Arkansas Inc.	3.050%	6/1/23	1,800	1,717
Entergy Corp.	5.125%	9/15/20	2,125	2,230
Entergy Gulf States Louisiana LLC	3.950%	10/1/20	2,500	2,590
Entergy Louisiana LLC	6.500%	9/1/18	2,625	3,084
Entergy Texas Inc.	7.125%	2/1/19	3,810	4,550
Exelon Generation Co. LLC	5.200%	10/1/19	2,400	2,637
Exelon Generation Co. LLC	4.000%	10/1/20	3,150	3,194

48

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Exelon Generation Co. LLC	4.250%	6/15/22	4,000	4,026
	FirstEnergy Corp.	4.250%	3/15/23	5,415	5,052
	FirstEnergy Solutions Corp.	6.050%	8/15/21	2,600	2,848
	Florida Power & Light Co.	2.750%	6/1/23	1,500	1,433
	Georgia Power Co.	2.850%	5/15/22	6,350	6,091
	Great Plains Energy Inc.	4.850%	6/1/21	6,095	6,483
	Indiana Michigan Power Co.	7.000%	3/15/19	5,747	6,901
	Indiana Michigan Power Co.	3.200%	3/15/23	575	550
	ITC Holdings Corp.	4.050%	7/1/23	900	903
	Kansas City Power & Light Co.	3.150%	3/15/23	1,225	1,164
	Kentucky Utilities Co.	3.250%	11/1/20	2,300	2,372
	LG&E & KU Energy LLC	3.750%	11/15/20	2,025	2,063
	Metropolitan Edison Co.	7.700%	1/15/19	2,000	2,462
	National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	2,975	4,123
	National Rural Utilities Cooperative Finance Corp.	2.350%	6/15/20	5,750	5,578
	National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	4,200	4,126
4	National Rural Utilities Cooperative Finance Corp.	4.750%	4/30/43	2,100	2,052
	Nevada Power Co.	6.500%	8/1/18	5,675	6,818
	Nevada Power Co.	7.125%	3/15/19	1,950	2,414
	NextEra Energy Capital Holdings Inc.	6.000%	3/1/19	3,700	4,248
	NextEra Energy Capital Holdings Inc.	4.500%	6/1/21	3,000	3,171
	NextEra Energy Capital Holdings Inc.	3.625%	6/15/23	325	313
	Northern States Power Co.	2.150%	8/15/22	825	755
	Northern States Power Co.	2.600%	5/15/23	2,300	2,175
	NSTAR Electric Co.	2.375%	10/15/22	1,575	1,451
	NSTAR LLC	4.500%	11/15/19	3,500	3,878
	Ohio Power Co.	5.375%	10/1/21	2,075	2,394
	Oncor Electric Delivery Co. LLC	6.800%	9/1/18	2,500	3,018
	Oncor Electric Delivery Co. LLC	4.100%	6/1/22	2,950	3,056
	Oncor Electric Delivery Co. LLC	7.000%	9/1/22	1,550	1,914
	Pacific Gas & Electric Co.	8.250%	10/15/18	1,525	1,968
	Pacific Gas & Electric Co.	3.500%	10/1/20	12,085	12,527
	Pacific Gas & Electric Co.	4.250%	5/15/21	200	214
	Pacific Gas & Electric Co.	3.250%	9/15/21	2,500	2,504
	Pacific Gas & Electric Co.	2.450%	8/15/22	1,925	1,779
	Pacific Gas & Electric Co.	3.250%	6/15/23	2,150	2,109
	PacifiCorp	5.650%	7/15/18	4,050	4,724
	PacifiCorp	5.500%	1/15/19	2,740	3,192
	PacifiCorp	3.850%	6/15/21	200	210
	PacifiCorp	2.950%	2/1/22	4,275	4,209
	Peco Energy Co.	2.375%	9/15/22	2,450	2,274
	Pennsylvania Electric Co.	5.200%	4/1/20	1,700	1,853
	Portland General Electric Co.	6.100%	4/15/19	2,850	3,412
	PPL Electric Utilities Corp.	3.000%	9/15/21	6,200	6,184
	PPL Energy Supply LLC	4.600%	12/15/21	9,500	9,696
	Progress Energy Inc.	4.400%	1/15/21	2,000	2,111
	Progress Energy Inc.	3.150%	4/1/22	3,500	3,356
	PSEG Power LLC	5.125%	4/15/20	3,937	4,314
	PSEG Power LLC	4.150%	9/15/21	1,225	1,261
	Public Service Co. of Colorado	5.125%	6/1/19	2,300	2,655
	Public Service Co. of Colorado	3.200%	11/15/20	3,300	3,375
	Public Service Co. of Colorado	2.250%	9/15/22	2,500	2,300
	Public Service Co. of Colorado	2.500%	3/15/23	1,600	1,496
	Public Service Co. of Oklahoma	5.150%	12/1/19	650	738
	Public Service Co. of Oklahoma	4.400%	2/1/21	2,000	2,129
	Public Service Electric & Gas Co.	3.500%	8/15/20	2,000	2,097
	Public Service Electric & Gas Co.	2.375%	5/15/23	1,025	945
	San Diego Gas & Electric Co.	3.000%	8/15/21	1,950	1,966
	SCANA Corp.	4.750%	5/15/21	3,050	3,238
	SCANA Corp.	4.125%	2/1/22	2,825	2,779
	South Carolina Electric & Gas Co.	6.500%	11/1/18	2,400	2,913
	Southern California Edison Co.	5.500%	8/15/18	4,500	5,251
	Southern California Edison Co.	3.875%	6/1/21	3,325	3,520
	Southwestern Electric Power Co.	6.450%	1/15/19	3,472	4,037

49

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Southwestern Electric Power Co.	3.550%	2/15/22	1,575	1,538
Southwestern Public Service Co.	8.750%	12/1/18	155	200
Tampa Electric Co.	5.400%	5/15/21	3,500	4,078
Tampa Electric Co.	2.600%	9/15/22	2,050	1,922
TECO Finance Inc.	5.150%	3/15/20	1,350	1,492
Toledo Edison Co.	7.250%	5/1/20	1,524	1,880
Tucson Electric Power Co.	5.150%	11/15/21	2,050	2,223
UIL Holdings Corp.	4.625%	10/1/20	1,850	1,918
Union Electric Co.	6.700%	2/1/19	3,000	3,656
Virginia Electric & Power Co.	2.950%	1/15/22	3,200	3,161
Virginia Electric & Power Co.	3.450%	9/1/22	1,550	1,568
Virginia Electric & Power Co.	2.750%	3/15/23	400	381
Westar Energy Inc.	8.625%	12/1/18	1,550	2,003
Western Massachusetts Electric Co.	3.500%	9/15/21	2,275	2,303
Wisconsin Electric Power Co.	4.250%	12/15/19	1,525	1,676
Wisconsin Power & Light Co.	5.000%	7/15/19	2,275	2,598
Wisconsin Power & Light Co.	2.250%	11/15/22	1,850	1,697
Xcel Energy Inc.	4.700%	5/15/20	3,750	4,110
Natural Gas (1.7%)
AGL Capital Corp.	5.250%	8/15/19	2,300	2,625
AGL Capital Corp.	3.500%	9/15/21	3,000	3,085
Atmos Energy Corp.	8.500%	3/15/19	2,510	3,256
Buckeye Partners LP	4.875%	2/1/21	2,000	2,047
CenterPoint Energy Resources Corp.	4.500%	1/15/21	2,302	2,511
Copano Energy LLC / Copano Energy Finance Corp.	7.125%	4/1/21	3,500	3,894
DCP Midstream Operating LP	4.950%	4/1/22	1,700	1,744
DCP Midstream Operating LP	3.875%	3/15/23	3,150	2,960
El Paso Pipeline Partners Operating Co. LLC	6.500%	4/1/20	2,000	2,315
El Paso Pipeline Partners Operating Co. LLC	5.000%	10/1/21	6,500	6,950
Enbridge Energy Partners LP	9.875%	3/1/19	1,900	2,478
Enbridge Energy Partners LP	5.200%	3/15/20	1,875	2,036
Enbridge Energy Partners LP	4.200%	9/15/21	3,675	3,737
Energy Transfer Partners LP	9.000%	4/15/19	16,053	20,343
Energy Transfer Partners LP	4.650%	6/1/21	425	437
Energy Transfer Partners LP	5.200%	2/1/22	4,440	4,686
Energy Transfer Partners LP	3.600%	2/1/23	3,000	2,793
Enterprise Products Operating LLC	6.500%	1/31/19	3,500	4,159
Enterprise Products Operating LLC	5.250%	1/31/20	5,400	5,995
Enterprise Products Operating LLC	5.200%	9/1/20	3,575	3,987
Enterprise Products Operating LLC	4.050%	2/15/22	4,300	4,418
Enterprise Products Operating LLC	3.350%	3/15/23	5,500	5,259
Gulf South Pipeline Co. LP	4.000%	6/15/22	3,175	3,131
Kinder Morgan Energy Partners LP	6.850%	2/15/20	17,175	20,339
Kinder Morgan Energy Partners LP	4.150%	3/1/22	1,475	1,477
Kinder Morgan Energy Partners LP	3.950%	9/1/22	3,975	3,913
Kinder Morgan Energy Partners LP	3.450%	2/15/23	3,650	3,425
Magellan Midstream Partners LP	6.550%	7/15/19	4,575	5,422
Magellan Midstream Partners LP	4.250%	2/1/21	1,800	1,895
National Fuel Gas Co.	4.900%	12/1/21	3,875	4,117
National Fuel Gas Co.	3.750%	3/1/23	4,275	4,178
Nisource Finance Corp.	6.800%	1/15/19	3,938	4,653
Nisource Finance Corp.	5.450%	9/15/20	815	906
Nisource Finance Corp.	4.450%	12/1/21	1,425	1,476
Nisource Finance Corp.	6.125%	3/1/22	2,875	3,256
Nisource Finance Corp.	3.850%	2/15/23	2,575	2,491
ONEOK Inc.	4.250%	2/1/22	3,250	3,184
ONEOK Partners LP	8.625%	3/1/19	5,000	6,327
ONEOK Partners LP	3.375%	10/1/22	2,998	2,757
Plains All American Pipeline LP / PAA Finance Corp.	8.750%	5/1/19	690	902
Plains All American Pipeline LP / PAA Finance Corp.	5.750%	1/15/20	2,725	3,117
Plains All American Pipeline LP / PAA Finance Corp.	5.000%	2/1/21	4,625	5,075
Plains All American Pipeline LP / PAA Finance Corp.	3.650%	6/1/22	3,700	3,648
Plains All American Pipeline LP / PAA Finance Corp.	2.850%	1/31/23	525	482

50

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Sempra Energy	9.800%	2/15/19	4,370	5,902
	Sempra Energy	2.875%	10/1/22	850	793
	Southern Natural Gas Co. LLC / Southern Natural
	Issuing Corp.	4.400%	6/15/21	3,575	3,757
	Spectra Energy Capital LLC	3.300%	3/15/23	6,210	5,595
	Spectra Energy Partners LP	4.600%	6/15/21	1,850	1,890
	Sunoco Logistics Partners Operations LP	5.500%	2/15/20	3,305	3,603
	Sunoco Logistics Partners Operations LP	3.450%	1/15/23	4,975	4,612
	TransCanada PipeLines Ltd.	6.500%	8/15/18	8,000	9,675
	TransCanada PipeLines Ltd.	3.800%	10/1/20	10,435	10,984
	TransCanada PipeLines Ltd.	2.500%	8/1/22	7,475	6,862
	Western Gas Partners LP	5.375%	6/1/21	5,600	6,013
	Williams Cos. Inc.	7.875%	9/1/21	279	338
	Williams Cos. Inc.	3.700%	1/15/23	7,000	6,500
	Williams Partners LP	5.250%	3/15/20	9,335	10,057
	Williams Partners LP	4.000%	11/15/21	9,625	9,453
	Williams Partners LP	3.350%	8/15/22	5,150	4,712
	Other Utility (0.0%)
	United Utilities plc	5.375%	2/1/19	1,000	1,084
	Veolia Environnement SA	6.000%	6/1/18	3,550	4,107
					649,324
Total Corporate Bonds (Cost $6,355,869)					6,457,132
Sovereign Bonds (U.S. Dollar-Denominated) (6.9%)
	Asian Development Bank	5.593%	7/16/18	2,380	2,818
	Asian Development Bank	1.875%	10/23/18	3,960	4,010
	Asian Development Bank	1.750%	3/21/19	10,550	10,542
	Asian Development Bank	1.375%	3/23/20	4,000	3,832
	Banco do Brasil SA	3.875%	10/10/22	10,925	9,515
3	CNOOC Finance 2012 Ltd.	3.875%	5/2/22	4,200	4,059
	CNOOC Finance 2013 Ltd.	3.000%	5/9/23	3,975	3,585
4	Colombia Government International Bond	2.625%	3/15/23	6,225	5,479
	Corp. Andina de Fomento	8.125%	6/4/19	5,600	6,925
	Corp. Andina de Fomento	4.375%	6/15/22	10,020	10,228
	Ecopetrol SA	7.625%	7/23/19	8,800	10,416
	European Bank for Reconstruction & Development	1.000%	9/17/18	7,850	7,587
	European Bank for Reconstruction & Development	1.500%	3/16/20	4,050	3,885
	European Investment Bank	2.875%	9/15/20	14,425	14,584
	European Investment Bank	4.000%	2/16/21	11,750	12,698
	Export-Import Bank of Korea	5.125%	6/29/20	4,400	4,621
	Export-Import Bank of Korea	4.000%	1/29/21	5,000	4,940
	Export-Import Bank of Korea	4.375%	9/15/21	8,000	8,132
	Export-Import Bank of Korea	5.000%	4/11/22	4,400	4,562
	Federative Republic of Brazil	5.875%	1/15/19	12,775	14,500
	Federative Republic of Brazil	4.875%	1/22/21	32,500	34,825
	Federative Republic of Brazil	2.625%	1/5/23	10,500	9,135
	Hydro-Quebec	9.400%	2/1/21	2,000	2,816
	Hydro-Quebec	8.400%	1/15/22	4,825	6,588
	Inter-American Development Bank	1.750%	8/24/18	16,525	16,676
	Inter-American Development Bank	1.125%	9/12/19	9,200	8,752
	Inter-American Development Bank	3.875%	9/17/19	9,500	10,549
	Inter-American Development Bank	3.875%	2/14/20	5,675	6,299
	International Bank for Reconstruction & Development	7.625%	1/19/23	1,857	2,634
	International Bank for Reconstruction & Development	2.125%	2/13/23	15,000	14,328
5	Japan Bank for International Cooperation	2.125%	2/7/19	6,300	6,338
5	Japan Finance Organization for Municipalities	4.000%	1/13/21	6,000	6,629
6	KFW	4.500%	7/16/18	12,875	14,639
6	KFW	4.875%	6/17/19	13,850	16,106
6	KFW	4.000%	1/27/20	13,675	15,170
6	KFW	2.750%	9/8/20	26,275	26,959
6	KFW	2.375%	8/25/21	15,000	14,845
6	KFW	2.625%	1/25/22	22,460	22,476
6	KFW	2.000%	10/4/22	14,550	13,669

51

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
6	KFW	2.125%	1/17/23	28,250	26,696
	Korea Development Bank	3.000%	9/14/22	5,000	4,550
	Korea Finance Corp.	4.625%	11/16/21	4,350	4,499
6	Landwirtschaftliche Rentenbank	1.875%	9/17/18	10,800	10,869
6	Landwirtschaftliche Rentenbank	1.375%	10/23/19	2,375	2,287
	Nexen Inc.	6.200%	7/30/19	3,500	4,121
	North American Development Bank	4.375%	2/11/20	1,200	1,280
	North American Development Bank	2.400%	10/26/22	2,200	2,036
4	Oriental Republic of Uruguay	8.000%	11/18/22	7,430	9,325
	Petrobras Global Finance BV	3.000%	1/15/19	11,500	10,686
	Petrobras Global Finance BV	4.375%	5/20/23	14,600	13,383
	Petrobras International Finance Co. - Pifco	8.375%	12/10/18	1,915	2,248
	Petrobras International Finance Co. - Pifco	7.875%	3/15/19	16,200	18,643
	Petrobras International Finance Co. - Pifco	5.750%	1/20/20	14,110	14,604
	Petrobras International Finance Co. - Pifco	5.375%	1/27/21	30,540	30,879
	Petroleos Mexicanos	8.000%	5/3/19	14,300	17,310
	Petroleos Mexicanos	6.000%	3/5/20	5,825	6,470
	Petroleos Mexicanos	5.500%	1/21/21	16,660	17,882
	Petroleos Mexicanos	4.875%	1/24/22	23,400	23,840
3	Petroleos Mexicanos	3.500%	1/30/23	7,000	6,414
	Province of British Columbia	2.650%	9/22/21	5,000	4,965
	Province of British Columbia	2.000%	10/23/22	7,000	6,503
	Province of Manitoba	1.750%	5/30/19	9,025	8,847
	Province of Manitoba	9.250%	4/1/20	1,500	2,082
	Province of Manitoba	2.100%	9/6/22	3,550	3,338
	Province of Nova Scotia	8.250%	7/30/22	4,700	6,416
	Province of Ontario	1.650%	9/27/19	9,350	8,933
	Province of Ontario	4.000%	10/7/19	16,800	18,481
	Province of Ontario	4.400%	4/14/20	17,000	18,929
	Province of Ontario	2.450%	6/29/22	2,150	2,029
	Quebec	3.500%	7/29/20	2,700	2,835
	Quebec	2.750%	8/25/21	20,350	19,947
	Quebec	2.625%	2/13/23	2,575	2,415
	Republic of Chile	3.875%	8/5/20	3,800	3,981
	Republic of Chile	3.250%	9/14/21	8,500	8,496
	Republic of Chile	2.250%	10/30/22	3,275	2,888
	Republic of Colombia	7.375%	3/18/19	14,125	17,148
	Republic of Colombia	4.375%	7/12/21	13,050	13,442
	Republic of Columbia	11.750%	2/25/20	600	879
	Republic of Korea	7.125%	4/16/19	10,650	13,027
	Republic of Panama	5.200%	1/30/20	4,450	4,856
	Republic of Peru	7.125%	3/30/19	6,900	8,349
	Republic of Philippines	9.875%	1/15/19	5,000	6,731
	Republic of Philippines	6.500%	1/20/20	6,075	7,260
	Republic of Philippines	8.375%	6/17/19	2,650	3,389
	Republic of Philippines	4.000%	1/15/21	17,350	18,261
	Republic of Poland	6.375%	7/15/19	18,600	21,716
	Republic of Poland	5.125%	4/21/21	9,500	10,355
	Republic of Poland	5.000%	3/23/22	26,475	28,491
	Republic of Poland	3.000%	3/17/23	6,805	6,175
	Republic of South Africa	6.875%	5/27/19	9,150	10,442
	Republic of South Africa	5.500%	3/9/20	17,305	18,437
	Republic of South Africa	5.875%	5/30/22	3,000	3,225
	Republic of Turkey	7.000%	3/11/19	21,575	25,027
	Republic of Turkey	7.000%	6/5/20	5,150	6,000
	Republic of Turkey	5.625%	3/30/21	15,600	16,848
	Republic of Turkey	5.125%	3/25/22	3,475	3,605
	Republic of Turkey	6.250%	9/26/22	19,700	22,015
	Republic of Turkey	3.250%	3/23/23	3,000	2,640
	State of Israel	5.125%	3/26/19	9,110	10,335
	State of Israel	4.000%	6/30/22	6,075	6,298
	State of Israel	3.150%	6/30/23	3,100	2,896
	Statoil ASA	5.250%	4/15/19	9,825	11,354
	Statoil ASA	3.150%	1/23/22	975	962

52

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Statoil ASA	2.450%	1/17/23	2,700	2,506
United Mexican States	5.950%	3/19/19	24,825	28,387
United Mexican States	5.125%	1/15/20	19,251	21,189
United Mexican States	3.625%	3/15/22	17,874	17,562
Total Sovereign Bonds (Cost $1,117,507)				1,115,265
Taxable Municipal Bonds (0.2%)
California Educational Facilities Authority Revenue
(Stanford University)	3.625%	5/1/14	2,500	2,564
California Educational Facilities Authority Revenue
(Stanford University)	4.250%	5/1/16	800	872
California Educational Facilities Authority Revenue
(Stanford University)	4.750%	5/1/19	1,800	2,049
California GO	6.200%	3/1/19	500	585
California GO	6.200%	10/1/19	3,925	4,628
California GO	5.700%	11/1/21	1,300	1,519
California GO	6.650%	3/1/22	1,500	1,788
Cornell University New York GO	5.450%	2/1/19	1,350	1,574
Dartmouth College New Hampshire GO	4.750%	6/1/19	1,000	1,125
Emory University Georgia GO	5.625%	9/1/19	1,000	1,179
Energy Northwest Washington Electric Revenue
(Columbia Generating Station)	2.197%	7/1/19	1,650	1,612
Florida Hurricane Catastrophe Fund Finance Corp.
Revenue	2.107%	7/1/18	3,225	3,136
Florida Hurricane Catastrophe Fund Finance Corp.
Revenue	2.995%	7/1/20	6,250	5,829
Howard Hughes Medical Institute Maryland Revenue	3.450%	9/1/14	2,750	2,846
Illinois GO	5.877%	3/1/19	3,980	4,387
Illinois GO	4.950%	6/1/23	1,700	1,688
Massachusetts GO	4.200%	12/1/21	3,375	3,625
University of California Revenue	1.796%	7/1/19	2,950	2,846
Total Taxable Municipal Bonds (Cost $42,728)				43,852
			Shares
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
7 Vanguard Market Liquidity Fund (Cost $3,549)	0.127%		3,549,200	3,549
Total Investments (98.9%) (Cost $15,670,616)				15,940,968
Other Assets and Liabilities—Net (1.1%)				171,294
Net Assets (100%)				16,112,262

1 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2013, the aggregate value of these securities was $119,232,000, representing 0.7% of net assets.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Guaranteed by the Government of Japan.
6 Guaranteed by the Federal Republic of Germany.
7 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.

53

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (37.6%)
U.S. Government Securities (34.5%)
	United States Treasury Note/Bond	1.750%	5/15/22	215	205
	United States Treasury Note/Bond	1.750%	5/15/23	27,655	25,883
	United States Treasury Note/Bond	6.250%	8/15/23	34,475	46,229
	United States Treasury Note/Bond	7.500%	11/15/24	13,895	20,598
	United States Treasury Note/Bond	7.625%	2/15/25	2,250	3,377
	United States Treasury Note/Bond	6.875%	8/15/25	46,390	66,381
	United States Treasury Note/Bond	6.000%	2/15/26	1,600	2,147
	United States Treasury Note/Bond	6.750%	8/15/26	14,685	21,018
	United States Treasury Note/Bond	6.500%	11/15/26	16,735	23,526
	United States Treasury Note/Bond	6.625%	2/15/27	1,125	1,602
	United States Treasury Note/Bond	6.375%	8/15/27	6,165	8,628
	United States Treasury Note/Bond	5.500%	8/15/28	39,680	51,621
	United States Treasury Note/Bond	5.250%	11/15/28	36,905	46,898
	United States Treasury Note/Bond	5.250%	2/15/29	65	83
	United States Treasury Note/Bond	6.125%	8/15/29	43,840	60,965
	United States Treasury Note/Bond	6.250%	5/15/30	11,055	15,658
	United States Treasury Note/Bond	5.375%	2/15/31	53,375	69,521
	United States Treasury Note/Bond	4.500%	2/15/36	130	155
	United States Treasury Note/Bond	4.750%	2/15/37	580	716
	United States Treasury Note/Bond	4.375%	2/15/38	6,848	8,025
	United States Treasury Note/Bond	4.500%	5/15/38	42,240	50,451
	United States Treasury Note/Bond	3.500%	2/15/39	54,845	55,796
	United States Treasury Note/Bond	4.250%	5/15/39	52,953	60,945
	United States Treasury Note/Bond	4.500%	8/15/39	17,031	20,379
	United States Treasury Note/Bond	4.375%	11/15/39	79,225	92,990
	United States Treasury Note/Bond	4.625%	2/15/40	80,151	97,747
	United States Treasury Note/Bond	4.375%	5/15/40	91,578	107,504
	United States Treasury Note/Bond	3.875%	8/15/40	65,280	70,635
	United States Treasury Note/Bond	4.250%	11/15/40	108,350	124,704
	United States Treasury Note/Bond	4.750%	2/15/41	84,305	104,868
	United States Treasury Note/Bond	4.375%	5/15/41	80,200	94,160
	United States Treasury Note/Bond	3.750%	8/15/41	710	750
	United States Treasury Note/Bond	3.125%	11/15/41	97,390	91,409
	United States Treasury Note/Bond	3.125%	2/15/42	47,973	44,975
	United States Treasury Note/Bond	3.000%	5/15/42	84,315	76,951
	United States Treasury Note/Bond	2.750%	8/15/42	127,823	110,467
	United States Treasury Note/Bond	2.750%	11/15/42	98,755	85,269
	United States Treasury Note/Bond	3.125%	2/15/43	133,180	124,461
	United States Treasury Note/Bond	2.875%	5/15/43	64,450	57,109
					1,944,806
Agency Bonds and Notes (3.1%)
1	Federal Home Loan Banks	5.375%	8/15/24	100	120
1	Federal Home Loan Banks	5.625%	3/14/36	1,000	1,242
1	Federal Home Loan Banks	5.500%	7/15/36	6,190	7,545
2	Federal Home Loan Mortgage Corp.	6.750%	9/15/29	7,700	10,529
2	Federal Home Loan Mortgage Corp.	6.750%	3/15/31	16,460	22,670
2	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	5,725	7,593
2	Federal National Mortgage Assn.	6.250%	5/15/29	11,900	15,430
2	Federal National Mortgage Assn.	7.125%	1/15/30	9,075	12,780
2	Federal National Mortgage Assn.	7.250%	5/15/30	8,835	12,644
2	Federal National Mortgage Assn.	6.625%	11/15/30	9,355	12,719
2,3	Federal National Mortgage Assn.	6.000%	4/18/36	2,000	2,254
2	Federal National Mortgage Assn.	5.625%	7/15/37	4,650	5,808
2	Federal National Mortgage Assn.	6.210%	8/6/38	1,000	1,324
	Israel Government AID Bond	5.500%	9/18/23	1,000	1,221
	Israel Government AID Bond	5.500%	12/4/23	5,325	6,511
	Israel Government AID Bond	5.500%	4/26/24	6,000	7,360
	Private Export Funding Corp.	2.450%	7/15/24	3,200	2,966
	Resolution Funding Corp.	8.625%	1/15/21	850	1,212
1	Tennessee Valley Authority	6.750%	11/1/25	5,750	7,721
1	Tennessee Valley Authority	7.125%	5/1/30	3,970	5,496

54

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
1	Tennessee Valley Authority	4.650%	6/15/35	4,825	5,090
1	Tennessee Valley Authority	5.880%	4/1/36	1,500	1,849
1	Tennessee Valley Authority	5.980%	4/1/36	1,000	1,249
1	Tennessee Valley Authority	6.150%	1/15/38	2,450	3,172
1	Tennessee Valley Authority	5.500%	6/15/38	1,175	1,389
1	Tennessee Valley Authority	5.250%	9/15/39	6,115	6,916
1	Tennessee Valley Authority	3.500%	12/15/42	3,000	2,534
1	Tennessee Valley Authority	4.875%	1/15/48	2,500	2,649
1	Tennessee Valley Authority	5.375%	4/1/56	1,950	2,195
1	Tennessee Valley Authority	4.625%	9/15/60	2,000	1,941
					174,129
Total U.S. Government and Agency Obligations (Cost $2,051,025)					2,118,935
Corporate Bonds (47.0%)
Finance (8.6%)
	Banking (4.0%)
3	Abbey National Capital Trust I	8.963%	12/29/49	1,600	1,908
	American Express Co.	4.050%	12/3/42	3,031	2,633
	Bank of America Corp.	5.875%	2/7/42	4,770	5,315
	Bank of America NA	6.000%	10/15/36	3,600	4,043
	Bank One Capital III	8.750%	9/1/30	725	967
	Bank One Corp.	7.625%	10/15/26	4,975	6,211
	Bank One Corp.	8.000%	4/29/27	185	244
3,4	Citicorp Lease Pass-Through Trust 1999-1	8.040%	12/15/19	450	545
	Citigroup Inc.	6.625%	1/15/28	125	140
	Citigroup Inc.	6.625%	6/15/32	3,350	3,435
	Citigroup Inc.	5.875%	2/22/33	2,900	2,790
	Citigroup Inc.	6.000%	10/31/33	2,025	1,971
	Citigroup Inc.	5.850%	12/11/34	2,149	2,276
	Citigroup Inc.	6.125%	8/25/36	5,815	5,684
	Citigroup Inc.	5.875%	5/29/37	2,290	2,503
	Citigroup Inc.	6.875%	3/5/38	7,585	9,134
	Citigroup Inc.	8.125%	7/15/39	6,695	8,860
	Citigroup Inc.	5.875%	1/30/42	2,915	3,210
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	5.250%	5/24/41	4,525	4,638
	Credit Suisse USA Inc.	7.125%	7/15/32	2,200	2,840
	Fifth Third Bancorp	8.250%	3/1/38	2,945	3,742
	Goldman Sachs Capital I	6.345%	2/15/34	8,250	7,858
	Goldman Sachs Group Inc.	5.950%	1/15/27	3,550	3,571
	Goldman Sachs Group Inc.	6.125%	2/15/33	6,550	7,169
	Goldman Sachs Group Inc.	6.450%	5/1/36	4,200	4,229
	Goldman Sachs Group Inc.	6.750%	10/1/37	15,690	16,046
	Goldman Sachs Group Inc.	6.250%	2/1/41	7,175	8,144
	HSBC Bank USA NA	5.875%	11/1/34	4,090	4,355
	HSBC Bank USA NA	5.625%	8/15/35	3,825	3,910
	HSBC Bank USA NA	7.000%	1/15/39	1,325	1,569
	HSBC Holdings plc	7.625%	5/17/32	1,050	1,284
	HSBC Holdings plc	7.350%	11/27/32	200	240
	HSBC Holdings plc	6.500%	5/2/36	5,925	6,582
	HSBC Holdings plc	6.500%	9/15/37	6,500	7,195
	HSBC Holdings plc	6.800%	6/1/38	4,240	4,868
	HSBC Holdings plc	6.100%	1/14/42	2,350	2,744
	JPMorgan Chase & Co.	6.400%	5/15/38	6,975	8,134
	JPMorgan Chase & Co.	5.500%	10/15/40	4,275	4,447
	JPMorgan Chase & Co.	5.600%	7/15/41	4,275	4,605
	JPMorgan Chase & Co.	5.400%	1/6/42	4,130	4,334
	KeyBank NA	6.950%	2/1/28	868	1,050
	Merrill Lynch & Co. Inc.	6.110%	1/29/37	5,825	5,738
	Merrill Lynch & Co. Inc.	7.750%	5/14/38	5,425	6,240
	Morgan Stanley	6.250%	8/9/26	2,075	2,279
	Morgan Stanley	7.250%	4/1/32	2,875	3,447
	Morgan Stanley	6.375%	7/24/42	5,575	6,225
	UBS AG	7.750%	9/1/26	1,500	1,865

55

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Wachovia Bank NA	5.850%	2/1/37	3,875	4,322
Wachovia Bank NA	6.600%	1/15/38	7,375	8,960
Wachovia Corp.	6.605%	10/1/25	1,725	2,079
Wachovia Corp.	7.574%	8/1/26	125	159
Wachovia Corp.	7.500%	4/15/35	1,350	1,626
Wachovia Corp.	5.500%	8/1/35	2,625	2,689
Wachovia Corp.	6.550%	10/15/35	125	146
Wells Fargo & Co.	5.375%	2/7/35	2,450	2,662
Wells Fargo Bank NA	5.950%	8/26/36	2,355	2,635
3 Wells Fargo Capital X	5.950%	12/1/86	2,525	2,493
Brokerage (0.1%)
Jefferies Group LLC	6.450%	6/8/27	900	897
Jefferies Group LLC	6.250%	1/15/36	1,150	1,113
Jefferies Group LLC	6.500%	1/20/43	1,575	1,500
Finance Companies (1.1%)
General Electric Capital Corp.	6.750%	3/15/32	16,530	19,879
General Electric Capital Corp.	6.150%	8/7/37	5,630	6,418
General Electric Capital Corp.	5.875%	1/14/38	19,225	21,180
General Electric Capital Corp.	6.875%	1/10/39	10,400	12,844
Insurance (3.2%)
ACE Capital Trust II	9.700%	4/1/30	850	1,209
ACE INA Holdings Inc.	6.700%	5/15/36	1,000	1,290
ACE INA Holdings Inc.	4.150%	3/13/43	1,350	1,246
Aetna Inc.	6.625%	6/15/36	2,700	3,261
Aetna Inc.	6.750%	12/15/37	1,325	1,605
Aetna Inc.	4.500%	5/15/42	1,450	1,354
Aetna Inc.	4.125%	11/15/42	1,075	940
Aflac Inc.	6.900%	12/17/39	1,125	1,383
Aflac Inc.	6.450%	8/15/40	1,285	1,513
Allstate Corp.	5.350%	6/1/33	1,950	2,105
Allstate Corp.	5.550%	5/9/35	1,300	1,444
Allstate Corp.	5.950%	4/1/36	550	639
Allstate Corp.	4.500%	6/15/43	1,125	1,112
3 Allstate Corp.	6.500%	5/15/67	1,500	1,605
American International Group Inc.	6.250%	5/1/36	1,425	1,648
American International Group Inc.	6.820%	11/15/37	826	993
3 American International Group Inc.	8.175%	5/15/68	10,575	12,985
3 American International Group Inc.	6.250%	3/15/87	2,975	3,042
Aon Corp.	8.205%	1/1/27	250	309
Aon Corp.	6.250%	9/30/40	1,600	1,848
Aon plc	4.250%	12/12/42	575	499
Aon plc	4.450%	5/24/43	1,675	1,492
Arch Capital Group Ltd.	7.350%	5/1/34	625	704
Assurant Inc.	6.750%	2/15/34	1,200	1,257
AXA SA	8.600%	12/15/30	4,275	5,213
Berkshire Hathaway Finance Corp.	5.750%	1/15/40	3,175	3,532
Berkshire Hathaway Finance Corp.	4.400%	5/15/42	600	557
Berkshire Hathaway Finance Corp.	4.300%	5/15/43	1,650	1,502
Berkshire Hathaway Inc.	4.500%	2/11/43	3,050	2,846
Chubb Corp.	6.000%	5/11/37	2,600	3,098
Chubb Corp.	6.500%	5/15/38	1,375	1,733
Cigna Corp.	7.875%	5/15/27	500	626
Cigna Corp.	6.150%	11/15/36	525	598
Cigna Corp.	5.875%	3/15/41	1,785	2,015
Cigna Corp.	5.375%	2/15/42	2,350	2,524
Cincinnati Financial Corp.	6.920%	5/15/28	1,200	1,442
Cincinnati Financial Corp.	6.125%	11/1/34	1,350	1,441
Endurance Specialty Holdings Ltd.	7.000%	7/15/34	1,425	1,572
Genworth Financial Inc.	6.500%	6/15/34	825	813
Hartford Financial Services Group Inc.	5.950%	10/15/36	875	947
Hartford Financial Services Group Inc.	6.625%	3/30/40	486	580
Hartford Financial Services Group Inc.	6.100%	10/1/41	600	672
Hartford Financial Services Group Inc.	4.300%	4/15/43	400	348

56

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Humana Inc.	8.150%	6/15/38	725	980
Humana Inc.	4.625%	12/1/42	1,300	1,161
Lincoln National Corp.	6.150%	4/7/36	2,825	3,148
Lincoln National Corp.	7.000%	6/15/40	1,350	1,670
Loews Corp.	6.000%	2/1/35	800	885
Loews Corp.	4.125%	5/15/43	1,600	1,384
Markel Corp.	5.000%	3/30/43	1,100	1,037
Marsh & McLennan Cos. Inc.	5.875%	8/1/33	875	956
MetLife Inc.	6.500%	12/15/32	1,050	1,255
MetLife Inc.	6.375%	6/15/34	1,150	1,365
MetLife Inc.	5.700%	6/15/35	1,775	1,969
MetLife Inc.	5.875%	2/6/41	5,400	6,182
MetLife Inc.	4.125%	8/13/42	2,075	1,844
3 MetLife Inc.	6.400%	12/15/66	3,415	3,509
3 MetLife Inc.	10.750%	8/1/69	1,340	2,064
Munich Re America Corp.	7.450%	12/15/26	1,000	1,256
3 Nationwide Financial Services Inc.	6.750%	5/15/67	1,000	1,028
Principal Financial Group Inc.	6.050%	10/15/36	2,225	2,584
Principal Financial Group Inc.	4.625%	9/15/42	375	357
Principal Financial Group Inc.	4.350%	5/15/43	800	735
Progressive Corp.	6.625%	3/1/29	2,200	2,657
Protective Life Corp.	8.450%	10/15/39	900	1,164
Prudential Financial Inc.	5.750%	7/15/33	150	159
Prudential Financial Inc.	5.400%	6/13/35	1,820	1,848
Prudential Financial Inc.	5.900%	3/17/36	1,350	1,460
Prudential Financial Inc.	5.700%	12/14/36	5,600	5,913
Prudential Financial Inc.	6.625%	12/1/37	1,450	1,711
Prudential Financial Inc.	6.625%	6/21/40	600	715
Prudential Financial Inc.	6.200%	11/15/40	1,350	1,539
Prudential Financial Inc.	5.625%	5/12/41	125	131
3 Prudential Financial Inc.	5.200%	3/15/44	1,100	1,040
Swiss Re Solutions Holding Corp.	7.000%	2/15/26	2,315	2,909
Swiss Re Solutions Holding Corp.	7.750%	6/15/30	695	928
Transatlantic Holdings Inc.	8.000%	11/30/39	800	1,045
Travelers Cos. Inc.	6.750%	6/20/36	1,000	1,269
Travelers Cos. Inc.	6.250%	6/15/37	2,250	2,729
Travelers Cos. Inc.	5.350%	11/1/40	2,125	2,346
Travelers Property Casualty Corp.	6.375%	3/15/33	1,250	1,530
UnitedHealth Group Inc.	5.800%	3/15/36	1,635	1,833
UnitedHealth Group Inc.	6.500%	6/15/37	890	1,068
UnitedHealth Group Inc.	6.625%	11/15/37	1,575	1,920
UnitedHealth Group Inc.	6.875%	2/15/38	4,560	5,702
UnitedHealth Group Inc.	5.950%	2/15/41	1,500	1,724
UnitedHealth Group Inc.	4.625%	11/15/41	3,050	2,922
UnitedHealth Group Inc.	4.375%	3/15/42	1,500	1,370
UnitedHealth Group Inc.	3.950%	10/15/42	1,500	1,292
UnitedHealth Group Inc.	4.250%	3/15/43	2,000	1,829
Unum Group	5.750%	8/15/42	650	680
Validus Holdings Ltd.	8.875%	1/26/40	940	1,176
WellPoint Inc.	5.950%	12/15/34	2,441	2,716
WellPoint Inc.	5.850%	1/15/36	2,575	2,857
WellPoint Inc.	6.375%	6/15/37	1,220	1,426
WellPoint Inc.	5.800%	8/15/40	700	774
WellPoint Inc.	4.625%	5/15/42	3,150	2,925
WellPoint Inc.	4.650%	1/15/43	2,325	2,189
XL Group plc	6.375%	11/15/24	1,150	1,309
XL Group plc	6.250%	5/15/27	625	703
Real Estate Investment Trusts (0.2%)
Boston Properties LP	3.125%	9/1/23	1,825	1,685
Boston Properties LP	3.800%	2/1/24	1,625	1,592
HCP Inc.	6.750%	2/1/41	1,600	1,898
Health Care REIT Inc.	6.500%	3/15/41	900	1,010
Health Care REIT Inc.	5.125%	3/15/43	1,400	1,304

57

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Omega Healthcare Investors Inc.	5.875%	3/15/24	1,200	1,260
	Realty Income Corp.	5.875%	3/15/35	920	999
	Simon Property Group LP	6.750%	2/1/40	1,350	1,659
	Simon Property Group LP	4.750%	3/15/42	2,100	2,040
					486,685
Industrial (29.9%)
	Basic Industry (2.8%)
	Agrium Inc.	6.125%	1/15/41	1,850	2,010
	Agrium Inc.	4.900%	6/1/43	1,325	1,255
	Alcoa Inc.	5.900%	2/1/27	2,395	2,249
	Alcoa Inc.	6.750%	1/15/28	1,185	1,186
	Alcoa Inc.	5.950%	2/1/37	1,025	920
	AngloGold Ashanti Holdings plc	6.500%	4/15/40	950	787
	Barrick Gold Corp.	5.250%	4/1/42	2,150	1,663
	Barrick North America Finance LLC	7.500%	9/15/38	1,050	1,052
	Barrick North America Finance LLC	5.700%	5/30/41	2,250	1,837
4	Barrick North America Finance LLC	5.750%	5/1/43	2,400	2,099
	Barrick PD Australia Finance Pty Ltd.	5.950%	10/15/39	2,320	2,138
	BHP Billiton Finance USA Ltd.	6.420%	3/1/26	500	612
	BHP Billiton Finance USA Ltd.	4.125%	2/24/42	2,860	2,649
	CF Industries Inc.	4.950%	6/1/43	2,475	2,356
	Cliffs Natural Resources Inc.	6.250%	10/1/40	2,275	1,883
	Domtar Corp.	6.250%	9/1/42	1,375	1,299
	Dow Chemical Co.	7.375%	11/1/29	2,300	2,898
	Dow Chemical Co.	9.400%	5/15/39	1,950	2,835
	Dow Chemical Co.	5.250%	11/15/41	2,675	2,659
	Dow Chemical Co.	4.375%	11/15/42	3,700	3,242
	Eastman Chemical Co.	4.800%	9/1/42	1,425	1,334
	Ecolab Inc.	5.500%	12/8/41	2,440	2,671
	EI du Pont de Nemours & Co.	6.500%	1/15/28	775	954
	EI du Pont de Nemours & Co.	5.600%	12/15/36	625	713
	EI du Pont de Nemours & Co.	4.900%	1/15/41	2,575	2,740
	EI du Pont de Nemours & Co.	4.150%	2/15/43	2,175	2,082
4	Freeport-McMoRan Copper & Gold Inc.	5.450%	3/15/43	5,755	5,093
4	Georgia-Pacific LLC	5.400%	11/1/20	1,500	1,669
	Georgia-Pacific LLC	7.250%	6/1/28	1,200	1,491
	Georgia-Pacific LLC	8.875%	5/15/31	1,500	2,129
	International Paper Co.	8.700%	6/15/38	795	1,080
	International Paper Co.	7.300%	11/15/39	1,890	2,273
	International Paper Co.	6.000%	11/15/41	2,250	2,397
	Kinross Gold Corp.	6.875%	9/1/41	1,420	1,264
	Lubrizol Corp.	6.500%	10/1/34	925	1,172
	LyondellBasell Industries NV	5.750%	4/15/24	2,875	3,131
	Monsanto Co.	5.500%	8/15/25	1,350	1,570
	Monsanto Co.	5.875%	4/15/38	1,350	1,603
	Monsanto Co.	3.600%	7/15/42	425	368
	Mosaic Co.	4.875%	11/15/41	830	800
	Newmont Mining Corp.	5.875%	4/1/35	1,210	1,152
	Newmont Mining Corp.	6.250%	10/1/39	3,585	3,395
	Newmont Mining Corp.	4.875%	3/15/42	2,725	2,114
	Nucor Corp.	6.400%	12/1/37	2,350	2,822
	Placer Dome Inc.	6.450%	10/15/35	700	670
	Potash Corp. of Saskatchewan Inc.	5.875%	12/1/36	1,465	1,636
	Potash Corp. of Saskatchewan Inc.	5.625%	12/1/40	1,600	1,753
	PPG Industries Inc.	7.700%	3/15/38	650	860
	PPG Industries Inc.	5.500%	11/15/40	275	290
	Praxair Inc.	3.550%	11/7/42	950	822
	Reliance Steel & Aluminum Co.	6.850%	11/15/36	350	370
	Rio Tinto Alcan Inc.	5.750%	6/1/35	4,350	4,756
	Rio Tinto Finance USA Ltd.	7.125%	7/15/28	3,475	4,361
	Rio Tinto Finance USA Ltd.	5.200%	11/2/40	1,975	1,938
	Rio Tinto Finance USA plc	4.750%	3/22/42	1,250	1,188
	Rio Tinto Finance USA plc	4.125%	8/21/42	2,150	1,825

58

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Rohm & Haas Co.	7.850%	7/15/29	2,500	3,279
	Southern Copper Corp.	7.500%	7/27/35	3,850	4,081
	Southern Copper Corp.	6.750%	4/16/40	2,685	2,658
	Southern Copper Corp.	5.250%	11/8/42	3,050	2,523
	Syngenta Finance NV	4.375%	3/28/42	650	624
	Teck Resources Ltd.	6.125%	10/1/35	1,500	1,460
	Teck Resources Ltd.	6.000%	8/15/40	2,275	2,158
	Teck Resources Ltd.	6.250%	7/15/41	2,550	2,446
	Teck Resources Ltd.	5.200%	3/1/42	2,595	2,206
	Teck Resources Ltd.	5.400%	2/1/43	525	456
	Vale Canada Ltd.	7.200%	9/15/32	1,050	1,122
	Vale Overseas Ltd.	8.250%	1/17/34	1,225	1,446
	Vale Overseas Ltd.	6.875%	11/21/36	9,255	9,329
	Vale Overseas Ltd.	6.875%	11/10/39	4,755	4,806
	Vale SA	5.625%	9/11/42	4,375	3,842
	Westvaco Corp.	7.950%	2/15/31	1,875	2,183
	Weyerhaeuser Co.	8.500%	1/15/25	875	1,102
	Weyerhaeuser Co.	7.375%	3/15/32	4,050	4,886
	Weyerhaeuser Co.	6.875%	12/15/33	800	912
	Capital Goods (2.3%)
	3M Co.	6.375%	2/15/28	500	624
	3M Co.	5.700%	3/15/37	1,650	1,983
	ABB Finance USA Inc.	4.375%	5/8/42	2,225	2,155
	Boeing Co.	7.950%	8/15/24	875	1,196
	Boeing Co.	6.125%	2/15/33	925	1,110
	Boeing Co.	6.625%	2/15/38	1,050	1,354
	Boeing Co.	6.875%	3/15/39	1,375	1,821
	Boeing Co.	5.875%	2/15/40	1,275	1,527
	Caterpillar Inc.	5.300%	9/15/35	600	650
	Caterpillar Inc.	6.050%	8/15/36	2,725	3,197
	Caterpillar Inc.	5.200%	5/27/41	1,200	1,295
	Caterpillar Inc.	3.803%	8/15/42	4,941	4,319
	Deere & Co.	5.375%	10/16/29	1,975	2,297
	Deere & Co.	8.100%	5/15/30	1,000	1,425
	Deere & Co.	7.125%	3/3/31	200	266
	Deere & Co.	3.900%	6/9/42	3,400	3,107
	Dover Corp.	5.375%	10/15/35	825	897
	Dover Corp.	6.600%	3/15/38	725	917
	Dover Corp.	5.375%	3/1/41	900	1,004
4	Eaton Corp.	4.000%	11/2/32	1,900	1,771
4	Eaton Corp.	4.150%	11/2/42	2,750	2,458
	Emerson Electric Co.	6.000%	8/15/32	1,650	2,006
	Emerson Electric Co.	6.125%	4/15/39	825	1,025
	Emerson Electric Co.	5.250%	11/15/39	175	194
	General Dynamics Corp.	3.600%	11/15/42	1,900	1,628
	General Electric Co.	4.125%	10/9/42	6,000	5,570
	Honeywell International Inc.	5.700%	3/15/36	1,500	1,745
	Honeywell International Inc.	5.700%	3/15/37	1,525	1,782
	Honeywell International Inc.	5.375%	3/1/41	1,920	2,207
	Illinois Tool Works Inc.	4.875%	9/15/41	2,100	2,197
	Illinois Tool Works Inc.	3.900%	9/1/42	2,750	2,458
4	Ingersoll-Rand Global Holding Co. Ltd.	5.750%	6/15/43	1,200	1,191
	Legrand France SA	8.500%	2/15/25	825	1,049
	Lockheed Martin Corp.	6.150%	9/1/36	5,335	6,146
	Lockheed Martin Corp.	5.500%	11/15/39	1,350	1,442
	Lockheed Martin Corp.	5.720%	6/1/40	189	209
	Lockheed Martin Corp.	4.850%	9/15/41	425	419
	Lockheed Martin Corp.	4.070%	12/15/42	1,925	1,683
	Northrop Grumman Corp.	3.250%	8/1/23	3,550	3,383
	Northrop Grumman Corp.	5.050%	11/15/40	1,800	1,813
	Northrop Grumman Corp.	4.750%	6/1/43	2,650	2,539
	Northrop Grumman Systems Corp.	7.750%	2/15/31	1,315	1,748
	Owens Corning	7.000%	12/1/36	1,450	1,549

59

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Parker Hannifin Corp.	6.250%	5/15/38	995	1,225
Precision Castparts Corp.	3.900%	1/15/43	1,275	1,168
Raytheon Co.	7.200%	8/15/27	400	510
Raytheon Co.	4.875%	10/15/40	1,300	1,335
Raytheon Co.	4.700%	12/15/41	1,975	1,987
Republic Services Inc.	6.200%	3/1/40	1,860	2,135
Republic Services Inc.	5.700%	5/15/41	2,000	2,183
Rockwell Automation Inc.	6.700%	1/15/28	300	385
Rockwell Automation Inc.	6.250%	12/1/37	800	982
Sonoco Products Co.	5.750%	11/1/40	1,950	2,081
Stanley Black & Decker Inc.	5.200%	9/1/40	1,200	1,239
United Technologies Corp.	6.700%	8/1/28	1,175	1,477
United Technologies Corp.	7.500%	9/15/29	1,875	2,602
United Technologies Corp.	5.400%	5/1/35	1,775	2,001
United Technologies Corp.	6.050%	6/1/36	2,275	2,757
United Technologies Corp.	6.125%	7/15/38	2,275	2,783
United Technologies Corp.	5.700%	4/15/40	3,335	3,902
United Technologies Corp.	4.500%	6/1/42	10,200	10,068
Waste Management Inc.	7.100%	8/1/26	850	1,052
Waste Management Inc.	7.000%	7/15/28	2,095	2,588
Waste Management Inc.	7.750%	5/15/32	1,375	1,811
Waste Management Inc.	6.125%	11/30/39	1,695	1,962
Communication (6.7%)
Alltel Corp.	6.800%	5/1/29	200	245
Alltel Corp.	7.875%	7/1/32	2,750	3,709
America Movil SAB de CV	6.375%	3/1/35	2,810	3,115
America Movil SAB de CV	6.125%	11/15/37	875	938
America Movil SAB de CV	6.125%	3/30/40	5,670	6,176
America Movil SAB de CV	4.375%	7/16/42	3,450	2,943
Ameritech Capital Funding Corp.	6.550%	1/15/28	1,000	1,089
AT&T Corp.	6.500%	3/15/29	875	1,017
AT&T Corp.	8.000%	11/15/31	3,290	4,576
AT&T Inc.	6.450%	6/15/34	4,335	4,957
AT&T Inc.	6.150%	9/15/34	2,400	2,672
AT&T Inc.	6.800%	5/15/36	775	910
AT&T Inc.	6.500%	9/1/37	5,110	5,812
AT&T Inc.	6.300%	1/15/38	9,460	10,544
AT&T Inc.	6.400%	5/15/38	1,775	1,998
AT&T Inc.	6.550%	2/15/39	6,125	7,033
AT&T Inc.	5.350%	9/1/40	7,981	8,063
AT&T Inc.	5.550%	8/15/41	3,625	3,736
AT&T Inc.	4.300%	12/15/42	4,725	4,121
AT&T Inc.	4.350%	6/15/45	7,810	6,838
AT&T Mobility LLC	7.125%	12/15/31	1,950	2,516
Bellsouth Capital Funding Corp.	7.875%	2/15/30	3,043	3,805
BellSouth Corp.	6.875%	10/15/31	1,202	1,367
BellSouth Corp.	6.550%	6/15/34	1,815	1,998
BellSouth Corp.	6.000%	11/15/34	1,054	1,081
BellSouth Telecommunications Inc.	6.375%	6/1/28	3,140	3,521
BellSouth Telecommunications Inc.	0.000%	12/15/95	585	537
British Telecommunications plc	9.625%	12/15/30	7,775	11,665
CBS Corp.	7.875%	7/30/30	4,815	6,126
CBS Corp.	5.500%	5/15/33	225	227
CBS Corp.	5.900%	10/15/40	600	630
CBS Corp.	4.850%	7/1/42	1,575	1,453
Comcast Corp.	4.250%	1/15/33	4,550	4,357
Comcast Corp.	7.050%	3/15/33	700	878
Comcast Corp.	5.650%	6/15/35	4,650	5,162
Comcast Corp.	6.500%	11/15/35	5,715	6,791
Comcast Corp.	6.450%	3/15/37	3,475	4,164
Comcast Corp.	6.950%	8/15/37	5,335	6,721
Comcast Corp.	6.400%	5/15/38	3,850	4,575
Comcast Corp.	6.400%	3/1/40	1,625	1,950

60

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Comcast Corp.	4.650%	7/15/42	3,650	3,531
Comcast Corp.	4.500%	1/15/43	2,325	2,226
Deutsche Telekom International Finance BV	8.750%	6/15/30	10,075	13,929
Deutsche Telekom International Finance BV	9.250%	6/1/32	1,055	1,594
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.350%	3/15/40	2,510	2,619
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.000%	8/15/40	3,300	3,299
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.375%	3/1/41	2,800	2,929
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.150%	3/15/42	2,900	2,575
Discovery Communications LLC	6.350%	6/1/40	2,400	2,717
Discovery Communications LLC	4.950%	5/15/42	1,425	1,345
Discovery Communications LLC	4.875%	4/1/43	2,675	2,520
Embarq Corp.	7.995%	6/1/36	4,870	5,200
Grupo Televisa SAB	6.625%	3/18/25	1,600	1,873
Grupo Televisa SAB	8.500%	3/11/32	250	327
Grupo Televisa SAB	6.625%	1/15/40	2,035	2,255
GTE Corp.	6.940%	4/15/28	2,675	3,230
Koninklijke KPN NV	8.375%	10/1/30	2,675	3,282
McGraw Hill Financial Inc.	6.550%	11/15/37	1,150	1,161
NBCUniversal Media LLC	6.400%	4/30/40	3,695	4,410
NBCUniversal Media LLC	5.950%	4/1/41	3,100	3,539
NBCUniversal Media LLC	4.450%	1/15/43	2,925	2,751
New Cingular Wireless Services Inc.	8.750%	3/1/31	2,215	3,192
News America Inc.	6.550%	3/15/33	225	252
News America Inc.	6.200%	12/15/34	6,340	6,911
News America Inc.	6.400%	12/15/35	5,830	6,477
News America Inc.	8.150%	10/17/36	1,225	1,558
News America Inc.	6.150%	3/1/37	2,580	2,818
News America Inc.	6.650%	11/15/37	750	860
News America Inc.	7.850%	3/1/39	825	1,064
News America Inc.	6.900%	8/15/39	2,700	3,166
News America Inc.	6.150%	2/15/41	1,725	1,917
News America Inc.	7.750%	12/1/45	1,395	1,795
Orange SA	8.500%	3/1/31	6,890	9,300
Orange SA	5.375%	1/13/42	2,075	2,061
Pacific Bell Telephone Co.	7.125%	3/15/26	572	696
Qwest Corp.	7.200%	11/10/26	200	202
Qwest Corp.	6.875%	9/15/33	4,450	4,352
Rogers Communications Inc.	7.500%	8/15/38	1,575	2,083
Rogers Communications Inc.	4.500%	3/15/43	825	761
TCI Communications Inc.	7.875%	2/15/26	1,200	1,582
TCI Communications Inc.	7.125%	2/15/28	1,095	1,396
Telecom Italia Capital SA	6.375%	11/15/33	3,025	2,849
Telecom Italia Capital SA	6.000%	9/30/34	2,050	1,865
Telecom Italia Capital SA	7.200%	7/18/36	2,235	2,227
Telecom Italia Capital SA	7.721%	6/4/38	4,225	4,314
Telefonica Emisiones SAU	7.045%	6/20/36	5,975	6,565
Telefonica Europe BV	8.250%	9/15/30	3,100	3,718
Thomson Reuters Corp.	5.500%	8/15/35	2,040	2,109
Thomson Reuters Corp.	5.850%	4/15/40	1,625	1,752
Thomson Reuters Corp.	4.500%	5/23/43	200	178
Time Warner Cable Inc.	6.550%	5/1/37	3,785	3,793
Time Warner Cable Inc.	7.300%	7/1/38	3,825	4,185
Time Warner Cable Inc.	6.750%	6/15/39	3,875	3,995
Time Warner Cable Inc.	5.875%	11/15/40	4,300	3,942
Time Warner Cable Inc.	5.500%	9/1/41	3,150	2,767
Time Warner Cable Inc.	4.500%	9/15/42	4,325	3,347
Time Warner Entertainment Co. LP	8.375%	7/15/33	2,825	3,314
United States Cellular Corp.	6.700%	12/15/33	1,610	1,579
Verizon Communications Inc.	7.750%	12/1/30	6,875	9,001
Verizon Communications Inc.	7.750%	6/15/32	208	267
Verizon Communications Inc.	5.850%	9/15/35	4,375	4,766
Verizon Communications Inc.	6.250%	4/1/37	2,825	3,198
Verizon Communications Inc.	6.400%	2/15/38	7,815	9,051
Verizon Communications Inc.	6.900%	4/15/38	3,000	3,668

61

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Verizon Communications Inc.	7.350%	4/1/39	2,275	2,919
Verizon Communications Inc.	6.000%	4/1/41	2,900	3,244
Verizon Communications Inc.	4.750%	11/1/41	2,050	1,944
Verizon Communications Inc.	3.850%	11/1/42	2,250	1,861
Verizon Maryland LLC	5.125%	6/15/33	950	939
Verizon New England Inc.	7.875%	11/15/29	490	600
Verizon New York Inc.	7.375%	4/1/32	1,175	1,426
Vodafone Group plc	7.875%	2/15/30	1,000	1,292
Vodafone Group plc	6.250%	11/30/32	1,150	1,292
Vodafone Group plc	6.150%	2/27/37	5,875	6,486
Vodafone Group plc	4.375%	2/19/43	4,375	3,900
WPP Finance 2010	5.125%	9/7/42	875	808
Consumer Cyclical (4.0%)
ADT Corp.	4.875%	7/15/42	2,350	1,994
AutoZone Inc.	3.125%	7/15/23	1,375	1,283
CVS Caremark Corp.	6.250%	6/1/27	3,600	4,289
CVS Caremark Corp.	6.125%	9/15/39	3,825	4,480
CVS Caremark Corp.	5.750%	5/15/41	2,375	2,684
Daimler Finance North America LLC	8.500%	1/18/31	4,240	6,066
Darden Restaurants Inc.	6.800%	10/15/37	850	905
eBay Inc.	4.000%	7/15/42	2,450	2,083
Ford Holdings LLC	9.300%	3/1/30	1,925	2,583
Ford Motor Co.	6.625%	10/1/28	1,625	1,801
Ford Motor Co.	6.375%	2/1/29	1,025	1,091
Ford Motor Co.	7.450%	7/16/31	5,650	6,783
Ford Motor Co.	4.750%	1/15/43	5,525	4,879
Ford Motor Co.	7.400%	11/1/46	1,125	1,318
Historic TW Inc.	6.625%	5/15/29	5,375	6,271
Home Depot Inc.	5.875%	12/16/36	7,175	8,467
Home Depot Inc.	5.400%	9/15/40	1,625	1,823
Home Depot Inc.	5.950%	4/1/41	3,275	3,957
Home Depot Inc.	4.200%	4/1/43	2,875	2,711
Host Hotels & Resorts LP	3.750%	10/15/23	1,300	1,202
Hyatt Hotels Corp.	3.375%	7/15/23	1,025	957
Johnson Controls Inc.	6.000%	1/15/36	475	523
Johnson Controls Inc.	5.700%	3/1/41	1,100	1,183
Johnson Controls Inc.	5.250%	12/1/41	635	642
Kohl's Corp.	6.000%	1/15/33	400	406
Kohl's Corp.	6.875%	12/15/37	1,795	1,965
Lowe's Cos. Inc.	6.875%	2/15/28	550	683
Lowe's Cos. Inc.	6.500%	3/15/29	1,300	1,548
Lowe's Cos. Inc.	5.800%	10/15/36	2,250	2,502
Lowe's Cos. Inc.	6.650%	9/15/37	425	521
Lowe's Cos. Inc.	5.800%	4/15/40	2,175	2,458
Lowe's Cos. Inc.	5.125%	11/15/41	1,525	1,584
Lowe's Cos. Inc.	4.650%	4/15/42	2,560	2,504
Macy's Retail Holdings Inc.	6.900%	4/1/29	3,050	3,577
Macy's Retail Holdings Inc.	6.375%	3/15/37	2,425	2,714
Macy's Retail Holdings Inc.	5.125%	1/15/42	800	778
Macy's Retail Holdings Inc.	4.300%	2/15/43	1,175	1,022
McDonald's Corp.	6.300%	10/15/37	1,975	2,490
McDonald's Corp.	6.300%	3/1/38	3,000	3,799
McDonald's Corp.	5.700%	2/1/39	1,250	1,481
McDonald's Corp.	3.700%	2/15/42	1,575	1,406
McDonald's Corp.	3.625%	5/1/43	1,525	1,360
MDC Holdings Inc.	6.000%	1/15/43	700	650
NIKE Inc.	3.625%	5/1/43	1,475	1,308
Nordstrom Inc.	6.950%	3/15/28	1,225	1,541
Nordstrom Inc.	7.000%	1/15/38	800	1,027
4 QVC Inc.	5.950%	3/15/43	575	518
Target Corp.	6.350%	11/1/32	1,900	2,359
Target Corp.	6.500%	10/15/37	5,600	6,946
Target Corp.	7.000%	1/15/38	5,269	6,901

62

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Time Warner Cos. Inc.	7.570%	2/1/24	500	617
Time Warner Cos. Inc.	6.950%	1/15/28	1,000	1,201
Time Warner Inc.	7.625%	4/15/31	6,400	8,090
Time Warner Inc.	7.700%	5/1/32	4,565	5,821
Time Warner Inc.	6.500%	11/15/36	950	1,075
Time Warner Inc.	6.200%	3/15/40	2,350	2,561
Time Warner Inc.	6.100%	7/15/40	2,210	2,405
Time Warner Inc.	6.250%	3/29/41	2,925	3,239
Time Warner Inc.	5.375%	10/15/41	2,350	2,348
Time Warner Inc.	4.900%	6/15/42	1,725	1,645
VF Corp.	6.450%	11/1/37	1,500	1,771
Viacom Inc.	6.875%	4/30/36	4,610	5,394
4 Viacom Inc.	4.375%	3/15/43	2,362	1,996
Viacom Inc.	4.875%	6/15/43	1,000	922
Wal-Mart Stores Inc.	5.875%	4/5/27	4,037	4,896
Wal-Mart Stores Inc.	7.550%	2/15/30	4,125	5,705
Wal-Mart Stores Inc.	5.250%	9/1/35	6,075	6,557
Wal-Mart Stores Inc.	6.500%	8/15/37	8,525	10,781
Wal-Mart Stores Inc.	6.200%	4/15/38	4,555	5,594
Wal-Mart Stores Inc.	5.625%	4/1/40	2,850	3,263
Wal-Mart Stores Inc.	4.875%	7/8/40	4,150	4,325
Wal-Mart Stores Inc.	5.000%	10/25/40	3,700	3,910
Wal-Mart Stores Inc.	5.625%	4/15/41	4,350	5,037
Wal-Mart Stores Inc.	4.000%	4/11/43	2,950	2,704
Walgreen Co.	4.400%	9/15/42	1,450	1,309
Walt Disney Co.	7.000%	3/1/32	1,450	1,942
Walt Disney Co.	4.375%	8/16/41	1,025	1,019
Walt Disney Co.	4.125%	12/1/41	1,975	1,878
Walt Disney Co.	3.700%	12/1/42	1,600	1,428
Western Union Co.	6.200%	11/17/36	1,950	1,933
Western Union Co.	6.200%	6/21/40	325	325
Yum! Brands Inc.	6.875%	11/15/37	1,800	2,154
Consumer Noncyclical (6.7%)
Abbott Laboratories	6.150%	11/30/37	1,325	1,670
Abbott Laboratories	6.000%	4/1/39	1,225	1,503
Abbott Laboratories	5.300%	5/27/40	2,700	3,085
4 AbbVie Inc.	4.400%	11/6/42	7,475	6,972
Actavis Inc.	4.625%	10/1/42	2,875	2,572
Ahold Finance USA LLC	6.875%	5/1/29	1,550	1,876
Altria Group Inc.	9.950%	11/10/38	4,325	6,413
Altria Group Inc.	10.200%	2/6/39	4,495	6,802
Altria Group Inc.	4.250%	8/9/42	2,050	1,770
Altria Group Inc.	4.500%	5/2/43	2,075	1,861
Amgen Inc.	6.375%	6/1/37	2,175	2,499
Amgen Inc.	6.900%	6/1/38	1,250	1,531
Amgen Inc.	6.400%	2/1/39	3,875	4,486
Amgen Inc.	5.750%	3/15/40	1,800	1,931
Amgen Inc.	4.950%	10/1/41	2,210	2,135
Amgen Inc.	5.150%	11/15/41	6,315	6,361
Amgen Inc.	5.650%	6/15/42	3,635	3,918
Amgen Inc.	5.375%	5/15/43	2,350	2,474
Anheuser-Busch Cos. LLC	6.800%	8/20/32	1,875	2,404
Anheuser-Busch Cos. LLC	5.950%	1/15/33	650	759
Anheuser-Busch Cos. LLC	5.750%	4/1/36	1,575	1,795
Anheuser-Busch Cos. LLC	6.450%	9/1/37	650	806
Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	2,665	2,412
Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	4,225	6,130
Anheuser-Busch InBev Worldwide Inc.	8.000%	11/15/39	125	180
Anheuser-Busch InBev Worldwide Inc.	6.375%	1/15/40	2,825	3,508
Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	3,450	2,977
Archer-Daniels-Midland Co.	5.935%	10/1/32	1,630	1,852
Archer-Daniels-Midland Co.	5.375%	9/15/35	2,850	3,027
Archer-Daniels-Midland Co.	5.765%	3/1/41	1,700	1,877

63

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Archer-Daniels-Midland Co.	4.535%	3/26/42	660	633
	Archer-Daniels-Midland Co.	4.016%	4/16/43	700	617
3	Ascension Health Inc.	4.847%	11/15/53	1,225	1,235
	AstraZeneca plc	6.450%	9/15/37	8,150	9,954
	AstraZeneca plc	4.000%	9/18/42	3,150	2,857
	Avon Products Inc.	6.950%	3/15/43	750	759
	Baxter International Inc.	6.250%	12/1/37	800	975
	Baxter International Inc.	3.650%	8/15/42	1,175	993
	Baxter International Inc.	4.500%	6/15/43	150	149
	Becton Dickinson & Co.	6.000%	5/15/39	1,000	1,202
	Becton Dickinson & Co.	5.000%	11/12/40	900	953
	Boston Scientific Corp.	7.000%	11/15/35	575	692
	Boston Scientific Corp.	7.375%	1/15/40	1,450	1,832
	Bristol-Myers Squibb Co.	6.800%	11/15/26	889	1,139
	Bristol-Myers Squibb Co.	5.875%	11/15/36	2,077	2,443
	Bristol-Myers Squibb Co.	6.125%	5/1/38	1,900	2,319
	Bristol-Myers Squibb Co.	3.250%	8/1/42	1,350	1,091
	Bristol-Myers Squibb Co.	6.875%	8/1/97	525	681
	Brown-Forman Corp.	3.750%	1/15/43	575	506
	Campbell Soup Co.	3.800%	8/2/42	1,100	916
	Cardinal Health Inc.	4.600%	3/15/43	775	703
3	Catholic Health Initiatives Colorado GO	4.350%	11/1/42	2,500	2,308
	Celgene Corp.	5.700%	10/15/40	600	645
	ConAgra Foods Inc.	7.125%	10/1/26	1,575	1,902
	ConAgra Foods Inc.	7.000%	10/1/28	425	511
	ConAgra Foods Inc.	8.250%	9/15/30	1,650	2,128
	ConAgra Foods Inc.	4.650%	1/25/43	3,425	3,171
	Covidien International Finance SA	6.550%	10/15/37	2,675	3,409
	CR Bard Inc.	6.700%	12/1/26	500	614
	Delhaize Group SA	5.700%	10/1/40	2,739	2,618
	Diageo Capital plc	5.875%	9/30/36	750	864
	Diageo Capital plc	3.875%	4/29/43	1,475	1,302
	Diageo Investment Corp.	7.450%	4/15/35	1,750	2,378
	Diageo Investment Corp.	4.250%	5/11/42	1,750	1,671
	Dignity Health California GO	4.500%	11/1/42	1,100	967
	Dr Pepper Snapple Group Inc.	7.450%	5/1/38	560	746
	Eli Lilly & Co.	7.125%	6/1/25	800	1,042
	Eli Lilly & Co.	5.500%	3/15/27	5,300	6,092
	Eli Lilly & Co.	5.550%	3/15/37	1,625	1,831
	Estee Lauder Cos. Inc.	6.000%	5/15/37	1,025	1,148
	Estee Lauder Cos. Inc.	3.700%	8/15/42	825	716
	Express Scripts Holding Co.	6.125%	11/15/41	2,575	2,981
	Fomento Economico Mexicano SAB de CV	4.375%	5/10/43	1,925	1,690
	Genentech Inc.	5.250%	7/15/35	1,550	1,704
	General Mills Inc.	5.400%	6/15/40	1,775	1,987
	General Mills Inc.	4.150%	2/15/43	825	771
	Gilead Sciences Inc.	5.650%	12/1/41	2,745	3,058
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	1,450	1,607
	GlaxoSmithKline Capital Inc.	6.375%	5/15/38	7,919	9,743
	GlaxoSmithKline Capital Inc.	4.200%	3/18/43	1,400	1,318
	Hasbro Inc.	6.350%	3/15/40	1,829	2,023
	Ingredion Inc.	6.625%	4/15/37	575	655
	Johnson & Johnson	6.950%	9/1/29	850	1,136
	Johnson & Johnson	4.950%	5/15/33	1,825	2,050
	Johnson & Johnson	5.950%	8/15/37	3,230	4,047
	Johnson & Johnson	5.850%	7/15/38	1,525	1,880
	Johnson & Johnson	4.500%	9/1/40	1,900	1,951
	Johnson & Johnson	4.850%	5/15/41	775	848
	Kaiser Foundation Hospitals	4.875%	4/1/42	1,775	1,773
	Kellogg Co.	7.450%	4/1/31	3,000	3,874
	Kimberly-Clark Corp.	6.625%	8/1/37	2,825	3,662
	Kimberly-Clark Corp.	5.300%	3/1/41	540	613
	Kimberly-Clark Corp.	3.700%	6/1/43	875	788
	Koninklijke Philips NV	6.875%	3/11/38	2,655	3,321

64

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Koninklijke Philips NV	5.000%	3/15/42	1,700	1,739
Kraft Foods Group Inc.	6.875%	1/26/39	2,475	3,013
Kraft Foods Group Inc.	6.500%	2/9/40	2,125	2,531
Kraft Foods Group Inc.	5.000%	6/4/42	5,695	5,720
Kroger Co.	8.000%	9/15/29	1,925	2,441
Kroger Co.	7.500%	4/1/31	1,700	2,064
Kroger Co.	6.900%	4/15/38	400	473
Kroger Co.	5.400%	7/15/40	750	747
Kroger Co.	5.000%	4/15/42	900	863
Lorillard Tobacco Co.	8.125%	5/1/40	729	865
Lorillard Tobacco Co.	7.000%	8/4/41	955	1,011
Mattel Inc.	5.450%	11/1/41	1,225	1,264
3 Mayo Clinic	3.774%	11/15/43	950	854
3 Mayo Clinic	4.000%	11/15/47	1,200	1,080
McKesson Corp.	6.000%	3/1/41	1,750	2,057
Mead Johnson Nutrition Co.	5.900%	11/1/39	1,085	1,213
Medtronic Inc.	6.500%	3/15/39	600	754
Medtronic Inc.	5.550%	3/15/40	1,400	1,570
Medtronic Inc.	4.500%	3/15/42	1,050	1,028
Medtronic Inc.	4.000%	4/1/43	2,225	2,016
Memorial Sloan-Kettering Cancer Center New York GO	5.000%	7/1/42	975	1,040
Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	1,400	1,270
Merck & Co. Inc.	6.500%	12/1/33	2,470	3,203
Merck & Co. Inc.	6.550%	9/15/37	4,255	5,421
Merck & Co. Inc.	3.600%	9/15/42	775	670
Merck & Co. Inc.	4.150%	5/18/43	2,625	2,516
Merck Sharp & Dohme Corp.	6.300%	1/1/26	500	616
Merck Sharp & Dohme Corp.	6.400%	3/1/28	1,700	2,118
Merck Sharp & Dohme Corp.	5.950%	12/1/28	1,050	1,246
Merck Sharp & Dohme Corp.	5.750%	11/15/36	700	817
Merck Sharp & Dohme Corp.	5.850%	6/30/39	2,825	3,347
Molson Coors Brewing Co.	5.000%	5/1/42	3,100	2,994
Mondelez International Inc.	6.500%	11/1/31	2,075	2,383
Mondelez International Inc.	7.000%	8/11/37	1,920	2,352
Mondelez International Inc.	6.875%	2/1/38	2,035	2,469
Mondelez International Inc.	6.875%	1/26/39	1,260	1,546
Mondelez International Inc.	6.500%	2/9/40	6,250	7,484
Novant Health Inc.	4.371%	11/1/43	975	878
Novartis Capital Corp.	3.700%	9/21/42	1,500	1,333
Pepsi Bottling Group Inc.	7.000%	3/1/29	4,075	5,248
PepsiCo Inc.	5.500%	1/15/40	125	140
PepsiCo Inc.	4.875%	11/1/40	3,615	3,666
PepsiCo Inc.	4.000%	3/5/42	2,770	2,519
PepsiCo Inc.	3.600%	8/13/42	1,625	1,393
Pfizer Inc.	7.200%	3/15/39	5,190	6,941
Pfizer Inc.	4.300%	6/15/43	1,800	1,773
Pharmacia Corp.	6.600%	12/1/28	1,050	1,325
Philip Morris International Inc.	6.375%	5/16/38	4,490	5,348
Philip Morris International Inc.	4.375%	11/15/41	2,150	1,965
Philip Morris International Inc.	4.500%	3/20/42	1,875	1,749
Philip Morris International Inc.	3.875%	8/21/42	2,175	1,855
Philip Morris International Inc.	4.125%	3/4/43	2,500	2,212
Procter & Gamble Co.	6.450%	1/15/26	1,100	1,408
Procter & Gamble Co.	5.500%	2/1/34	1,000	1,164
Procter & Gamble Co.	5.800%	8/15/34	200	241
Procter & Gamble Co.	5.550%	3/5/37	5,150	6,125
Quest Diagnostics Inc.	6.950%	7/1/37	965	1,126
Quest Diagnostics Inc.	5.750%	1/30/40	1,000	1,004
Reynolds American Inc.	7.250%	6/15/37	1,275	1,498
Reynolds American Inc.	4.750%	11/1/42	2,975	2,647
Safeway Inc.	7.250%	2/1/31	2,286	2,456
St. Jude Medical Inc.	4.750%	4/15/43	1,900	1,763
Stryker Corp.	4.100%	4/1/43	1,000	947
Sysco Corp.	5.375%	9/21/35	2,425	2,710

65

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Teva Pharmaceutical Finance Co. LLC	6.150%	2/1/36	2,975	3,543
Unilever Capital Corp.	5.900%	11/15/32	3,900	4,861
Wyeth LLC	6.450%	2/1/24	2,725	3,385
Wyeth LLC	6.500%	2/1/34	2,310	2,886
Wyeth LLC	6.000%	2/15/36	2,350	2,835
Wyeth LLC	5.950%	4/1/37	6,535	7,716
Zimmer Holdings Inc.	5.750%	11/30/39	1,100	1,224
4 Zoetis Inc.	4.700%	2/1/43	3,650	3,433
Energy (4.1%)
Alberta Energy Co. Ltd.	7.375%	11/1/31	1,000	1,200
Anadarko Finance Co.	7.500%	5/1/31	2,835	3,537
Anadarko Petroleum Corp.	6.450%	9/15/36	5,525	6,383
Anadarko Petroleum Corp.	7.950%	6/15/39	1,050	1,385
Anadarko Petroleum Corp.	6.200%	3/15/40	2,075	2,346
Apache Corp.	6.000%	1/15/37	3,056	3,448
Apache Corp.	5.100%	9/1/40	4,250	4,274
Apache Corp.	5.250%	2/1/42	1,575	1,603
Apache Corp.	4.750%	4/15/43	3,825	3,637
Apache Corp.	4.250%	1/15/44	2,150	1,923
Apache Finance Canada Corp.	7.750%	12/15/29	650	852
Baker Hughes Inc.	6.875%	1/15/29	1,000	1,278
Baker Hughes Inc.	5.125%	9/15/40	4,715	5,174
Burlington Resources Finance Co.	7.200%	8/15/31	1,050	1,359
Burlington Resources Finance Co.	7.400%	12/1/31	1,675	2,230
Cameron International Corp.	7.000%	7/15/38	350	425
Cameron International Corp.	5.950%	6/1/41	1,400	1,558
Canadian Natural Resources Ltd.	7.200%	1/15/32	1,400	1,685
Canadian Natural Resources Ltd.	6.450%	6/30/33	875	1,000
Canadian Natural Resources Ltd.	5.850%	2/1/35	650	689
Canadian Natural Resources Ltd.	6.500%	2/15/37	1,990	2,248
Canadian Natural Resources Ltd.	6.250%	3/15/38	3,540	3,952
Cenovus Energy Inc.	6.750%	11/15/39	4,305	5,144
Cenovus Energy Inc.	4.450%	9/15/42	1,700	1,540
Conoco Funding Co.	7.250%	10/15/31	1,195	1,573
ConocoPhillips	5.900%	10/15/32	2,300	2,669
ConocoPhillips	5.900%	5/15/38	2,425	2,857
ConocoPhillips	6.500%	2/1/39	6,150	7,733
ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	1,100	1,283
ConocoPhillips Holding Co.	6.950%	4/15/29	3,175	4,055
Devon Energy Corp.	7.950%	4/15/32	2,035	2,662
Devon Energy Corp.	5.600%	7/15/41	4,260	4,401
Devon Energy Corp.	4.750%	5/15/42	525	491
Devon Financing Co. LLC	7.875%	9/30/31	4,615	5,948
Diamond Offshore Drilling Inc.	5.700%	10/15/39	1,575	1,856
Encana Corp.	7.200%	11/1/31	250	297
Encana Corp.	6.500%	8/15/34	4,700	5,121
Encana Corp.	6.625%	8/15/37	1,175	1,323
Encana Corp.	6.500%	2/1/38	1,775	1,974
Encana Corp.	5.150%	11/15/41	1,160	1,107
Eni USA Inc.	7.300%	11/15/27	600	755
Global Marine Inc.	7.000%	6/1/28	800	847
Halliburton Co.	6.700%	9/15/38	5,025	6,342
Halliburton Co.	7.450%	9/15/39	275	379
Halliburton Co.	4.500%	11/15/41	1,350	1,341
Hess Corp.	7.875%	10/1/29	2,625	3,308
Hess Corp.	7.300%	8/15/31	895	1,083
Hess Corp.	7.125%	3/15/33	925	1,103
Hess Corp.	6.000%	1/15/40	4,390	4,720
Hess Corp.	5.600%	2/15/41	2,425	2,480
Husky Energy Inc.	6.800%	9/15/37	1,150	1,394
Kerr-McGee Corp.	6.950%	7/1/24	1,497	1,783
Kerr-McGee Corp.	7.875%	9/15/31	1,000	1,263
Marathon Oil Corp.	6.800%	3/15/32	1,600	1,882

66

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Marathon Oil Corp.	6.600%	10/1/37	2,650	3,153
	Marathon Petroleum Corp.	6.500%	3/1/41	2,825	3,223
	Murphy Oil Corp.	7.050%	5/1/29	500	550
	Murphy Oil Corp.	5.125%	12/1/42	350	304
	National Oilwell Varco Inc.	3.950%	12/1/42	3,100	2,786
	Noble Energy Inc.	8.000%	4/1/27	1,275	1,654
	Noble Energy Inc.	6.000%	3/1/41	1,950	2,196
	Noble Holding International Ltd.	6.200%	8/1/40	1,900	1,995
	Noble Holding International Ltd.	6.050%	3/1/41	350	356
	Noble Holding International Ltd.	5.250%	3/15/42	1,425	1,279
	Petro-Canada	7.875%	6/15/26	625	832
	Petro-Canada	7.000%	11/15/28	250	309
	Petro-Canada	5.350%	7/15/33	1,350	1,368
	Petro-Canada	5.950%	5/15/35	2,580	2,785
	Petro-Canada	6.800%	5/15/38	3,000	3,488
	Phillips 66	5.875%	5/1/42	4,300	4,765
	Pioneer Natural Resources Co.	7.200%	1/15/28	500	617
	Pride International Inc.	7.875%	8/15/40	875	1,169
	Rowan Cos. Inc.	5.400%	12/1/42	950	859
	Shell International Finance BV	6.375%	12/15/38	7,240	9,244
	Shell International Finance BV	5.500%	3/25/40	2,525	2,936
	Shell International Finance BV	3.625%	8/21/42	1,900	1,679
	Suncor Energy Inc.	7.150%	2/1/32	800	979
	Suncor Energy Inc.	5.950%	12/1/34	555	600
	Suncor Energy Inc.	6.500%	6/15/38	3,850	4,426
	Suncor Energy Inc.	6.850%	6/1/39	2,150	2,538
	Talisman Energy Inc.	7.250%	10/15/27	450	531
	Talisman Energy Inc.	5.850%	2/1/37	2,725	2,792
	Talisman Energy Inc.	6.250%	2/1/38	1,500	1,616
	Talisman Energy Inc.	5.500%	5/15/42	1,100	1,052
	Tosco Corp.	7.800%	1/1/27	105	141
	Tosco Corp.	8.125%	2/15/30	3,775	5,211
	Total Capital Canada Ltd.	2.750%	7/15/23	3,100	2,903
	Transocean Inc.	6.500%	11/15/20	225	252
	Transocean Inc.	7.500%	4/15/31	1,725	1,938
	Transocean Inc.	6.800%	3/15/38	3,100	3,296
	Transocean Inc.	7.350%	12/15/41	855	982
	Valero Energy Corp.	7.500%	4/15/32	3,221	3,934
	Valero Energy Corp.	6.625%	6/15/37	4,775	5,492
	Weatherford International Inc.	6.800%	6/15/37	2,900	3,012
	Weatherford International Ltd.	6.500%	8/1/36	3,255	3,301
	Weatherford International Ltd.	7.000%	3/15/38	1,400	1,476
	Weatherford International Ltd.	6.750%	9/15/40	600	618
	Weatherford International Ltd.	5.950%	4/15/42	550	524
	XTO Energy Inc.	6.750%	8/1/37	440	608
	Other Industrial (0.1%)
	California Institute of Technology GO	4.700%	11/1/11	1,250	1,159
3	Johns Hopkins University Maryland GO	4.083%	7/1/53	1,100	1,046
	Massachusetts Institute of Technology GO	5.600%	7/1/11	2,950	3,560
	President and Fellows of Harvard College	3.619%	10/1/37	900	818
	University of Pennsylvania GO	4.674%	9/1/12	1,000	958
	Technology (1.7%)
	Agilent Technologies Inc.	3.875%	7/15/23	1,725	1,669
	Apple Inc.	3.850%	5/4/43	7,900	7,024
	Applied Materials Inc.	5.850%	6/15/41	1,800	1,940
	Cisco Systems Inc.	5.900%	2/15/39	4,575	5,417
	Cisco Systems Inc.	5.500%	1/15/40	6,410	7,277
	Corning Inc.	7.250%	8/15/36	600	734
	Corning Inc.	4.700%	3/15/37	2,800	2,691
	Corning Inc.	5.750%	8/15/40	950	1,036
	Corning Inc.	4.750%	3/15/42	850	814
	Dell Inc.	7.100%	4/15/28	800	798
	Dell Inc.	6.500%	4/15/38	1,158	1,077

67

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Dell Inc.	5.400%	9/10/40	700	562
	Harris Corp.	6.150%	12/15/40	845	918
	Hewlett-Packard Co.	6.000%	9/15/41	3,555	3,423
	HP Enterprise Services LLC	7.450%	10/15/29	775	875
	Intel Corp.	4.000%	12/15/32	2,500	2,330
	Intel Corp.	4.800%	10/1/41	3,945	3,908
	Intel Corp.	4.250%	12/15/42	3,175	2,910
	International Business Machines Corp.	7.000%	10/30/25	1,625	2,132
	International Business Machines Corp.	6.220%	8/1/27	1,600	1,992
	International Business Machines Corp.	6.500%	1/15/28	225	284
	International Business Machines Corp.	5.875%	11/29/32	1,275	1,545
	International Business Machines Corp.	5.600%	11/30/39	2,728	3,142
	International Business Machines Corp.	4.000%	6/20/42	4,403	4,143
	Juniper Networks Inc.	5.950%	3/15/41	1,350	1,372
	Microsoft Corp.	5.200%	6/1/39	2,755	3,057
	Microsoft Corp.	4.500%	10/1/40	2,465	2,488
	Microsoft Corp.	5.300%	2/8/41	3,375	3,822
	Microsoft Corp.	3.500%	11/15/42	2,850	2,425
	Microsoft Corp.	3.750%	5/1/43	185	167
	Motorola Solutions Inc.	7.500%	5/15/25	975	1,183
	Oracle Corp.	6.500%	4/15/38	3,200	4,015
	Oracle Corp.	6.125%	7/8/39	3,475	4,196
	Oracle Corp.	5.375%	7/15/40	7,145	7,984
	Pitney Bowes Inc.	5.250%	1/15/37	2,065	2,165
	SAIC Inc.	5.950%	12/1/40	350	355
	Science Applications International Corp.	5.500%	7/1/33	1,100	1,073
	Tyco Electronics Group SA	7.125%	10/1/37	1,250	1,477
	Xerox Corp.	6.750%	12/15/39	850	961
	Transportation (1.5%)
3,4	American Airlines 2013-1 Class A Pass Through Trust	4.000%	1/15/27	1,020	969
3	BNSF Funding Trust I	6.613%	12/15/55	850	973
	Burlington Northern Santa Fe LLC	7.000%	12/15/25	1,200	1,513
	Burlington Northern Santa Fe LLC	7.950%	8/15/30	1,300	1,714
	Burlington Northern Santa Fe LLC	6.200%	8/15/36	1,575	1,825
	Burlington Northern Santa Fe LLC	6.150%	5/1/37	2,075	2,418
	Burlington Northern Santa Fe LLC	5.750%	5/1/40	2,195	2,450
	Burlington Northern Santa Fe LLC	5.050%	3/1/41	1,325	1,345
	Burlington Northern Santa Fe LLC	5.400%	6/1/41	1,310	1,392
	Burlington Northern Santa Fe LLC	4.950%	9/15/41	350	348
	Burlington Northern Santa Fe LLC	4.400%	3/15/42	1,310	1,215
	Burlington Northern Santa Fe LLC	4.375%	9/1/42	2,150	1,985
	Burlington Northern Santa Fe LLC	4.450%	3/15/43	2,350	2,199
	Canadian National Railway Co.	6.900%	7/15/28	1,500	1,933
	Canadian National Railway Co.	6.250%	8/1/34	2,450	3,096
	Canadian National Railway Co.	6.200%	6/1/36	1,550	1,922
	Canadian National Railway Co.	3.500%	11/15/42	1,075	919
	Canadian Pacific Railway Co.	7.125%	10/15/31	1,950	2,402
	Canadian Pacific Railway Co.	5.750%	3/15/33	500	552
	Canadian Pacific Railway Co.	5.950%	5/15/37	1,545	1,734
	Con-way Inc.	6.700%	5/1/34	1,050	1,058
3	Continental Airlines 2012-1 Class A Pass Through Trust	4.150%	10/11/25	1,625	1,593
3	Continental Airlines 2012-2 Class A Pass Through Trust	4.000%	4/29/26	2,950	2,891
	CSX Corp.	6.000%	10/1/36	175	197
	CSX Corp.	6.150%	5/1/37	2,280	2,628
	CSX Corp.	6.220%	4/30/40	4,225	4,925
	CSX Corp.	5.500%	4/15/41	400	427
	CSX Corp.	4.750%	5/30/42	1,675	1,611
	CSX Corp.	4.400%	3/1/43	525	482
	CSX Corp.	4.100%	3/15/44	2,100	1,825
	FedEx Corp.	3.875%	8/1/42	1,250	1,071
	FedEx Corp.	4.100%	4/15/43	500	441
3	Hawaiian Airlines 2013-1 Class A Pass Through
	Certificates	3.900%	1/15/26	925	876

68

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Kansas City Southern Railway	4.300%	5/15/43	1,025	923
	Norfolk Southern Corp.	5.590%	5/17/25	631	720
	Norfolk Southern Corp.	7.800%	5/15/27	2,242	2,868
	Norfolk Southern Corp.	7.250%	2/15/31	560	723
	Norfolk Southern Corp.	7.050%	5/1/37	600	764
	Norfolk Southern Corp.	4.837%	10/1/41	2,623	2,601
	Norfolk Southern Corp.	3.950%	10/1/42	1,125	971
	Norfolk Southern Corp.	7.900%	5/15/97	250	357
	Norfolk Southern Corp.	6.000%	3/15/05	1,400	1,532
	Norfolk Southern Corp.	6.000%	5/23/11	1,625	1,788
	Union Pacific Corp.	7.125%	2/1/28	600	762
	Union Pacific Corp.	6.625%	2/1/29	1,900	2,390
	Union Pacific Corp.	6.150%	5/1/37	1,000	1,189
	Union Pacific Corp.	5.780%	7/15/40	600	695
	Union Pacific Corp.	4.750%	9/15/41	1,880	1,900
	Union Pacific Corp.	4.250%	4/15/43	975	929
3	Union Pacific Railroad Co. 2007-3 Pass Through Trust	6.176%	1/2/31	833	990
	United Parcel Service Inc.	6.200%	1/15/38	4,910	6,058
	United Parcel Service Inc.	4.875%	11/15/40	300	316
	United Parcel Service Inc.	3.625%	10/1/42	1,575	1,387
	United Parcel Service of America Inc.	8.375%	4/1/30	500	698
3	US Airways 2012-2 Class A Pass Through Trust	4.625%	12/3/26	1,950	1,921
3	US Airways 2013-1 Class A Pass Through Trust	3.950%	5/15/27	1,725	1,660
					1,684,575
Utilities (8.5%)
	Electric (6.1%)
	AEP Texas Central Co.	6.650%	2/15/33	2,305	2,666
	Alabama Power Co.	5.650%	3/15/35	500	527
	Alabama Power Co.	6.125%	5/15/38	1,000	1,198
	Alabama Power Co.	6.000%	3/1/39	1,450	1,710
	Alabama Power Co.	5.500%	3/15/41	500	556
	Alabama Power Co.	5.200%	6/1/41	1,075	1,149
	Alabama Power Co.	4.100%	1/15/42	800	731
	Alabama Power Co.	3.850%	12/1/42	1,250	1,103
	Appalachian Power Co.	5.800%	10/1/35	475	521
	Appalachian Power Co.	6.375%	4/1/36	1,225	1,403
	Appalachian Power Co.	6.700%	8/15/37	500	593
	Appalachian Power Co.	7.000%	4/1/38	1,058	1,301
	Arizona Public Service Co.	5.050%	9/1/41	2,000	2,080
	Arizona Public Service Co.	4.500%	4/1/42	1,510	1,465
	Baltimore Gas & Electric Co.	6.350%	10/1/36	1,075	1,293
	CenterPoint Energy Houston Electric LLC	6.950%	3/15/33	925	1,209
	CenterPoint Energy Houston Electric LLC	3.550%	8/1/42	1,600	1,399
	Cleco Power LLC	6.500%	12/1/35	500	579
	Cleco Power LLC	6.000%	12/1/40	1,000	1,119
	Cleveland Electric Illuminating Co.	5.500%	8/15/24	1,500	1,681
	Cleveland Electric Illuminating Co.	5.950%	12/15/36	1,000	1,081
	CMS Energy Corp.	4.700%	3/31/43	850	771
	Commonwealth Edison Co.	5.900%	3/15/36	2,300	2,689
	Commonwealth Edison Co.	6.450%	1/15/38	1,475	1,848
	Commonwealth Edison Co.	3.800%	10/1/42	650	578
	Connecticut Light & Power Co.	6.350%	6/1/36	1,250	1,562
	Consolidated Edison Co. of New York Inc.	5.300%	3/1/35	1,950	2,141
	Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	3,625	4,230
	Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	1,300	1,587
	Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	2,025	2,628
	Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	875	983
	Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	1,150	1,328
	Consolidated Edison Co. of New York Inc.	4.200%	3/15/42	1,000	955
	Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	1,250	1,132
	Consumers Energy Co.	3.950%	5/15/43	1,200	1,114
	Delmarva Power & Light Co.	4.000%	6/1/42	500	469
	Dominion Resources Inc.	6.300%	3/15/33	2,450	2,939

69

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Dominion Resources Inc.	5.950%	6/15/35	2,875	3,329
Dominion Resources Inc.	4.900%	8/1/41	1,100	1,115
Dominion Resources Inc.	4.050%	9/15/42	100	88
DTE Electric Co.	5.700%	10/1/37	900	1,054
DTE Electric Co.	3.950%	6/15/42	1,125	1,027
DTE Electric Co.	4.000%	4/1/43	900	840
DTE Energy Co.	6.375%	4/15/33	1,700	1,972
Duke Energy Carolinas LLC	6.000%	12/1/28	1,125	1,253
Duke Energy Carolinas LLC	6.450%	10/15/32	1,050	1,284
Duke Energy Carolinas LLC	6.100%	6/1/37	1,275	1,479
Duke Energy Carolinas LLC	6.000%	1/15/38	1,955	2,319
Duke Energy Carolinas LLC	6.050%	4/15/38	1,550	1,849
Duke Energy Carolinas LLC	5.300%	2/15/40	2,000	2,184
Duke Energy Carolinas LLC	4.250%	12/15/41	1,725	1,637
Duke Energy Carolinas LLC	4.000%	9/30/42	1,900	1,717
Duke Energy Florida Inc.	6.350%	9/15/37	1,595	1,952
Duke Energy Florida Inc.	6.400%	6/15/38	3,350	4,107
Duke Energy Florida Inc.	5.650%	4/1/40	795	905
Duke Energy Florida Inc.	3.850%	11/15/42	975	859
Duke Energy Indiana Inc.	6.120%	10/15/35	1,055	1,179
Duke Energy Indiana Inc.	6.350%	8/15/38	2,350	2,858
Duke Energy Indiana Inc.	4.200%	3/15/42	700	635
Duke Energy Progress Inc.	6.300%	4/1/38	1,775	2,193
Duke Energy Progress Inc.	4.100%	5/15/42	475	438
Duke Energy Progress Inc.	4.100%	3/15/43	1,000	916
El Paso Electric Co.	6.000%	5/15/35	850	929
Entergy Gulf States Louisiana LLC	5.590%	10/1/24	1,150	1,316
Entergy Louisiana LLC	5.400%	11/1/24	1,675	1,909
Entergy Louisiana LLC	4.440%	1/15/26	425	453
Entergy Mississippi Inc.	3.100%	7/1/23	1,500	1,423
Exelon Corp.	5.625%	6/15/35	2,810	2,901
Exelon Generation Co. LLC	6.250%	10/1/39	3,665	4,017
Exelon Generation Co. LLC	5.600%	6/15/42	2,745	2,752
FirstEnergy Corp.	7.375%	11/15/31	4,100	4,331
FirstEnergy Solutions Corp.	6.800%	8/15/39	695	760
Florida Power & Light Co.	5.950%	10/1/33	950	1,156
Florida Power & Light Co.	5.625%	4/1/34	1,674	1,948
Florida Power & Light Co.	4.950%	6/1/35	460	500
Florida Power & Light Co.	5.400%	9/1/35	1,190	1,346
Florida Power & Light Co.	6.200%	6/1/36	1,150	1,422
Florida Power & Light Co.	5.650%	2/1/37	1,525	1,785
Florida Power & Light Co.	5.850%	5/1/37	475	568
Florida Power & Light Co.	5.950%	2/1/38	2,300	2,785
Florida Power & Light Co.	5.960%	4/1/39	650	790
Florida Power & Light Co.	5.690%	3/1/40	750	886
Florida Power & Light Co.	5.250%	2/1/41	1,095	1,229
Florida Power & Light Co.	5.125%	6/1/41	625	690
Florida Power & Light Co.	4.125%	2/1/42	1,775	1,699
Florida Power & Light Co.	4.050%	6/1/42	1,700	1,600
Florida Power & Light Co.	3.800%	12/15/42	1,375	1,246
Georgia Power Co.	5.650%	3/1/37	2,575	2,836
Georgia Power Co.	5.950%	2/1/39	725	838
Georgia Power Co.	5.400%	6/1/40	2,000	2,161
Georgia Power Co.	4.750%	9/1/40	1,625	1,615
Georgia Power Co.	4.300%	3/15/42	2,300	2,121
Iberdrola International BV	6.750%	7/15/36	1,495	1,561
Indiana Michigan Power Co.	6.050%	3/15/37	925	1,024
Interstate Power & Light Co.	6.250%	7/15/39	1,100	1,358
ITC Holdings Corp.	5.300%	7/1/43	950	953
Jersey Central Power & Light Co.	6.150%	6/1/37	750	838
3 John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	2,241	2,352
Kansas City Power & Light Co.	6.050%	11/15/35	900	1,029
Kansas City Power & Light Co.	5.300%	10/1/41	750	770
Kentucky Utilities Co.	5.125%	11/1/40	800	869

70

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Louisville Gas & Electric Co.	5.125%	11/15/40	2,200	2,422
MidAmerican Energy Co.	6.750%	12/30/31	1,970	2,471
MidAmerican Energy Co.	5.750%	11/1/35	850	974
MidAmerican Energy Co.	5.800%	10/15/36	125	143
MidAmerican Energy Holdings Co.	8.480%	9/15/28	420	559
MidAmerican Energy Holdings Co.	6.125%	4/1/36	7,695	8,748
MidAmerican Energy Holdings Co.	5.950%	5/15/37	1,675	1,858
MidAmerican Energy Holdings Co.	6.500%	9/15/37	1,700	2,012
Mississippi Power Co.	4.250%	3/15/42	1,625	1,470
National Rural Utilities Cooperative Finance Corp.	8.000%	3/1/32	1,775	2,461
National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	689	671
Nevada Power Co.	6.650%	4/1/36	775	976
Nevada Power Co.	6.750%	7/1/37	1,800	2,306
Nevada Power Co.	5.375%	9/15/40	970	1,070
Nevada Power Co.	5.450%	5/15/41	530	598
Northern States Power Co.	5.250%	7/15/35	1,175	1,302
Northern States Power Co.	6.250%	6/1/36	525	650
Northern States Power Co.	6.200%	7/1/37	1,550	1,926
Northern States Power Co.	5.350%	11/1/39	625	717
Northern States Power Co.	4.850%	8/15/40	1,200	1,259
Northern States Power Co.	3.400%	8/15/42	525	435
NSTAR Electric Co.	5.500%	3/15/40	725	820
Oglethorpe Power Corp.	5.950%	11/1/39	750	850
Oglethorpe Power Corp.	5.375%	11/1/40	1,730	1,842
Oglethorpe Power Corp.	4.200%	12/1/42	700	621
Oglethorpe Power Corp.	5.250%	9/1/50	675	683
Ohio Edison Co.	6.875%	7/15/36	1,000	1,212
Ohio Power Co.	6.600%	2/15/33	900	1,065
Ohio Power Co.	5.850%	10/1/35	800	904
Oklahoma Gas & Electric Co.	5.850%	6/1/40	350	407
Oklahoma Gas & Electric Co.	5.250%	5/15/41	750	814
Oklahoma Gas & Electric Co.	3.900%	5/1/43	1,375	1,230
Oncor Electric Delivery Co. LLC	7.000%	5/1/32	1,550	1,951
Oncor Electric Delivery Co. LLC	7.250%	1/15/33	455	586
Oncor Electric Delivery Co. LLC	7.500%	9/1/38	1,265	1,719
Oncor Electric Delivery Co. LLC	5.250%	9/30/40	1,175	1,253
Oncor Electric Delivery Co. LLC	4.550%	12/1/41	810	779
Oncor Electric Delivery Co. LLC	5.300%	6/1/42	1,325	1,417
Pacific Gas & Electric Co.	6.050%	3/1/34	10,040	11,715
Pacific Gas & Electric Co.	5.800%	3/1/37	3,130	3,550
Pacific Gas & Electric Co.	6.350%	2/15/38	1,500	1,836
Pacific Gas & Electric Co.	6.250%	3/1/39	1,600	1,926
Pacific Gas & Electric Co.	5.400%	1/15/40	1,180	1,284
Pacific Gas & Electric Co.	4.500%	12/15/41	750	724
Pacific Gas & Electric Co.	4.450%	4/15/42	1,475	1,408
Pacific Gas & Electric Co.	4.600%	6/15/43	1,700	1,694
PacifiCorp	7.700%	11/15/31	400	548
PacifiCorp	5.250%	6/15/35	1,150	1,247
PacifiCorp	6.100%	8/1/36	1,050	1,259
PacifiCorp	5.750%	4/1/37	1,375	1,584
PacifiCorp	6.250%	10/15/37	2,143	2,624
PacifiCorp	6.000%	1/15/39	1,725	2,059
PacifiCorp	4.100%	2/1/42	2,000	1,857
Peco Energy Co.	5.950%	10/1/36	340	406
Pennsylvania Electric Co.	6.150%	10/1/38	850	941
Potomac Electric Power Co.	6.500%	11/15/37	2,000	2,536
Potomac Electric Power Co.	7.900%	12/15/38	160	237
Potomac Electric Power Co.	4.150%	3/15/43	725	692
PPL Capital Funding Inc.	4.700%	6/1/43	975	892
PPL Electric Utilities Corp.	6.250%	5/15/39	1,275	1,558
PPL Electric Utilities Corp.	5.200%	7/15/41	800	878
Progress Energy Inc.	7.750%	3/1/31	1,875	2,441
Progress Energy Inc.	7.000%	10/30/31	900	1,098
Progress Energy Inc.	6.000%	12/1/39	1,775	1,983

71

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
PSEG Power LLC	8.625%	4/15/31	1,075	1,491
Public Service Co. of Colorado	6.250%	9/1/37	1,025	1,293
Public Service Co. of Colorado	6.500%	8/1/38	630	810
Public Service Co. of Colorado	4.750%	8/15/41	1,300	1,366
Public Service Co. of Colorado	3.600%	9/15/42	1,850	1,594
Public Service Co. of Oklahoma	6.625%	11/15/37	300	363
Public Service Electric & Gas Co.	5.800%	5/1/37	2,050	2,443
Public Service Electric & Gas Co.	5.375%	11/1/39	1,000	1,136
Public Service Electric & Gas Co.	5.500%	3/1/40	1,800	2,090
Public Service Electric & Gas Co.	3.950%	5/1/42	875	810
Public Service Electric & Gas Co.	3.650%	9/1/42	450	396
Public Service Electric & Gas Co.	3.800%	1/1/43	1,300	1,178
Puget Sound Energy Inc.	7.020%	12/1/27	1,146	1,480
Puget Sound Energy Inc.	5.483%	6/1/35	725	826
Puget Sound Energy Inc.	6.274%	3/15/37	1,775	2,192
Puget Sound Energy Inc.	5.757%	10/1/39	1,450	1,684
Puget Sound Energy Inc.	5.795%	3/15/40	675	800
Puget Sound Energy Inc.	5.764%	7/15/40	720	846
Puget Sound Energy Inc.	5.638%	4/15/41	325	376
Puget Sound Energy Inc.	4.434%	11/15/41	650	639
San Diego Gas & Electric Co.	5.350%	5/15/35	1,025	1,172
San Diego Gas & Electric Co.	6.125%	9/15/37	785	978
San Diego Gas & Electric Co.	6.000%	6/1/39	325	399
San Diego Gas & Electric Co.	5.350%	5/15/40	200	231
San Diego Gas & Electric Co.	4.500%	8/15/40	2,225	2,274
San Diego Gas & Electric Co.	3.950%	11/15/41	900	840
San Diego Gas & Electric Co.	4.300%	4/1/42	500	495
Sierra Pacific Power Co.	6.750%	7/1/37	670	861
South Carolina Electric & Gas Co.	6.625%	2/1/32	500	620
South Carolina Electric & Gas Co.	5.300%	5/15/33	1,850	1,987
South Carolina Electric & Gas Co.	6.050%	1/15/38	1,200	1,415
South Carolina Electric & Gas Co.	5.450%	2/1/41	500	547
South Carolina Electric & Gas Co.	4.350%	2/1/42	2,075	1,958
South Carolina Electric & Gas Co.	4.600%	6/15/43	825	805
Southern California Edison Co.	6.650%	4/1/29	200	242
Southern California Edison Co.	6.000%	1/15/34	1,260	1,525
Southern California Edison Co.	5.750%	4/1/35	800	945
Southern California Edison Co.	5.350%	7/15/35	2,000	2,260
Southern California Edison Co.	5.550%	1/15/36	100	114
Southern California Edison Co.	5.625%	2/1/36	2,625	3,020
Southern California Edison Co.	5.550%	1/15/37	500	576
Southern California Edison Co.	5.950%	2/1/38	2,675	3,243
Southern California Edison Co.	6.050%	3/15/39	325	395
Southern California Edison Co.	5.500%	3/15/40	625	719
Southern California Edison Co.	4.500%	9/1/40	2,525	2,544
Southern California Edison Co.	3.900%	12/1/41	1,175	1,084
Southern California Edison Co.	4.050%	3/15/42	875	825
Southern California Edison Co.	3.900%	3/15/43	500	459
Southern Power Co.	5.150%	9/15/41	1,725	1,748
Southwestern Electric Power Co.	6.200%	3/15/40	400	452
Southwestern Public Service Co.	4.500%	8/15/41	1,450	1,411
Tampa Electric Co.	6.550%	5/15/36	800	997
Tampa Electric Co.	6.150%	5/15/37	700	837
Tampa Electric Co.	4.100%	6/15/42	700	640
Toledo Edison Co.	6.150%	5/15/37	875	984
TransAlta Corp.	6.500%	3/15/40	600	593
Union Electric Co.	5.300%	8/1/37	1,675	1,889
Union Electric Co.	8.450%	3/15/39	300	472
Union Electric Co.	3.900%	9/15/42	1,675	1,527
Virginia Electric & Power Co.	6.000%	1/15/36	1,725	2,056
Virginia Electric & Power Co.	6.000%	5/15/37	1,725	2,084
Virginia Electric & Power Co.	6.350%	11/30/37	1,300	1,625
Virginia Electric & Power Co.	8.875%	11/15/38	1,460	2,265
Virginia Electric & Power Co.	4.000%	1/15/43	2,175	2,008

72

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Westar Energy Inc.	4.125%	3/1/42	1,235	1,174
	Westar Energy Inc.	4.100%	4/1/43	900	862
	Wisconsin Electric Power Co.	5.625%	5/15/33	450	524
	Wisconsin Electric Power Co.	5.700%	12/1/36	1,575	1,857
	Wisconsin Electric Power Co.	3.650%	12/15/42	325	287
	Wisconsin Power & Light Co.	6.375%	8/15/37	975	1,220
	Wisconsin Public Service Corp.	3.671%	12/1/42	850	755
	Xcel Energy Inc.	6.500%	7/1/36	650	800
	Xcel Energy Inc.	4.800%	9/15/41	600	602
	Natural Gas (2.3%)
	AGL Capital Corp.	6.000%	10/1/34	850	1,000
	AGL Capital Corp.	5.875%	3/15/41	1,725	1,964
	AGL Capital Corp.	4.400%	6/1/43	1,350	1,250
	Atmos Energy Corp.	5.500%	6/15/41	1,450	1,581
	Atmos Energy Corp.	4.150%	1/15/43	1,400	1,275
	Buckeye Partners LP	4.150%	7/1/23	800	781
	CenterPoint Energy Resources Corp.	5.850%	1/15/41	1,600	1,863
	DCP Midstream LLC	8.125%	8/16/30	1,075	1,333
	El Paso Natural Gas Co. LLC	8.375%	6/15/32	782	1,019
	El Paso Pipeline Partners Operating Co. LLC	7.500%	11/15/40	375	462
	El Paso Pipeline Partners Operating Co. LLC	4.700%	11/1/42	1,650	1,487
	Enbridge Energy Partners LP	7.500%	4/15/38	2,170	2,596
	Enbridge Energy Partners LP	5.500%	9/15/40	425	417
4	Energy Transfer Partners LP	7.600%	2/1/24	450	550
4	Energy Transfer Partners LP	8.250%	11/15/29	950	1,182
	Energy Transfer Partners LP	6.625%	10/15/36	750	806
	Energy Transfer Partners LP	7.500%	7/1/38	2,775	3,218
	Energy Transfer Partners LP	6.050%	6/1/41	2,050	2,075
	Energy Transfer Partners LP	6.500%	2/1/42	3,215	3,415
	Energy Transfer Partners LP	5.150%	2/1/43	1,250	1,132
	Enterprise Products Operating LLC	6.875%	3/1/33	2,275	2,697
	Enterprise Products Operating LLC	6.650%	10/15/34	1,070	1,238
	Enterprise Products Operating LLC	5.750%	3/1/35	850	893
	Enterprise Products Operating LLC	7.550%	4/15/38	1,225	1,554
	Enterprise Products Operating LLC	6.125%	10/15/39	1,500	1,634
	Enterprise Products Operating LLC	6.450%	9/1/40	1,275	1,443
	Enterprise Products Operating LLC	5.950%	2/1/41	2,325	2,528
	Enterprise Products Operating LLC	5.700%	2/15/42	1,225	1,297
	Enterprise Products Operating LLC	4.850%	8/15/42	1,750	1,634
	Enterprise Products Operating LLC	4.450%	2/15/43	3,150	2,816
	Enterprise Products Operating LLC	4.850%	3/15/44	2,900	2,736
	KeySpan Corp.	8.000%	11/15/30	1,175	1,504
	Kinder Morgan Energy Partners LP	3.500%	9/1/23	1,225	1,149
	Kinder Morgan Energy Partners LP	7.400%	3/15/31	500	592
	Kinder Morgan Energy Partners LP	7.750%	3/15/32	500	613
	Kinder Morgan Energy Partners LP	7.300%	8/15/33	1,600	1,897
	Kinder Morgan Energy Partners LP	5.800%	3/15/35	2,575	2,668
	Kinder Morgan Energy Partners LP	6.500%	2/1/37	1,650	1,824
	Kinder Morgan Energy Partners LP	6.950%	1/15/38	3,719	4,373
	Kinder Morgan Energy Partners LP	6.500%	9/1/39	2,250	2,533
	Kinder Morgan Energy Partners LP	6.550%	9/15/40	375	426
	Kinder Morgan Energy Partners LP	6.375%	3/1/41	1,750	1,950
	Kinder Morgan Energy Partners LP	5.625%	9/1/41	1,275	1,301
	Kinder Morgan Energy Partners LP	5.000%	8/15/42	1,375	1,302
	Kinder Morgan Energy Partners LP	5.000%	3/1/43	800	757
	Magellan Midstream Partners LP	6.400%	5/1/37	175	201
	Magellan Midstream Partners LP	4.200%	12/1/42	1,150	1,001
	Nisource Finance Corp.	6.250%	12/15/40	730	807
	Nisource Finance Corp.	5.950%	6/15/41	1,375	1,459
	Nisource Finance Corp.	5.800%	2/1/42	700	727
	Nisource Finance Corp.	5.250%	2/15/43	1,675	1,638
	Nisource Finance Corp.	4.800%	2/15/44	1,625	1,480
	ONEOK Inc.	6.000%	6/15/35	975	989

73

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	ONEOK Partners LP	6.650%	10/1/36	3,025	3,342
	ONEOK Partners LP	6.850%	10/15/37	200	224
	ONEOK Partners LP	6.125%	2/1/41	2,100	2,170
	Plains All American Pipeline LP / PAA Finance Corp.	6.700%	5/15/36	845	997
	Plains All American Pipeline LP / PAA Finance Corp.	6.650%	1/15/37	2,225	2,639
	Plains All American Pipeline LP / PAA Finance Corp.	5.150%	6/1/42	600	595
	Plains All American Pipeline LP / PAA Finance Corp.	4.300%	1/31/43	350	308
	Sempra Energy	6.000%	10/15/39	3,450	3,923
	Southern California Gas Co.	5.750%	11/15/35	75	90
	Southern California Gas Co.	3.750%	9/15/42	1,350	1,227
	Southern Natural Gas Co. LLC	8.000%	3/1/32	1,338	1,776
	Spectra Energy Capital LLC	6.750%	2/15/32	905	1,023
	Sunoco Logistics Partners Operations LP	6.850%	2/15/40	850	971
	Sunoco Logistics Partners Operations LP	6.100%	2/15/42	1,000	1,023
	Sunoco Logistics Partners Operations LP	4.950%	1/15/43	650	574
	Tennessee Gas Pipeline Co. LLC	7.000%	3/15/27	1,466	1,784
	Tennessee Gas Pipeline Co. LLC	7.000%	10/15/28	1,400	1,711
	Tennessee Gas Pipeline Co. LLC	7.625%	4/1/37	110	144
	Texas Eastern Transmission LP	7.000%	7/15/32	1,100	1,360
	TransCanada PipeLines Ltd.	5.600%	3/31/34	1,425	1,587
	TransCanada PipeLines Ltd.	5.850%	3/15/36	3,150	3,618
	TransCanada PipeLines Ltd.	6.200%	10/15/37	2,500	2,907
	TransCanada PipeLines Ltd.	7.250%	8/15/38	3,850	4,910
	TransCanada PipeLines Ltd.	7.625%	1/15/39	1,740	2,360
	TransCanada PipeLines Ltd.	6.100%	6/1/40	475	563
	Transcontinental Gas Pipe Line Co. LLC	5.400%	8/15/41	750	791
	Transcontinental Gas Pipe Line Co. LLC	4.450%	8/1/42	1,075	980
	Williams Cos. Inc.	7.500%	1/15/31	1,151	1,308
	Williams Cos. Inc.	8.750%	3/15/32	1,191	1,495
	Williams Partners LP	6.300%	4/15/40	3,250	3,401
	Other Utility (0.1%)
	American Water Capital Corp.	6.593%	10/15/37	1,925	2,391
	American Water Capital Corp.	4.300%	12/1/42	750	704
	United Utilities plc	6.875%	8/15/28	1,425	1,594
	Veolia Environnement SA	6.750%	6/1/38	1,075	1,225
					477,228
Total Corporate Bonds (Cost $2,566,210)					2,648,488
Sovereign Bonds (U.S. Dollar-Denominated) (7.7%)
	Asian Development Bank	5.593%	7/16/18	4,000	4,737
	Asian Development Bank	5.820%	6/16/28	240	298
	CNOOC Finance 2013 Ltd.	4.250%	5/9/43	2,500	2,099
	European Investment Bank	4.875%	2/15/36	2,900	3,274
	Federative Republic of Brazil	8.875%	4/15/24	3,000	4,163
	Federative Republic of Brazil	8.875%	4/15/24	5,025	6,972
	Federative Republic of Brazil	8.750%	2/4/25	4,200	5,838
	Federative Republic of Brazil	10.125%	5/15/27	8,800	13,596
	Federative Republic of Brazil	8.250%	1/20/34	7,675	10,054
	Federative Republic of Brazil	7.125%	1/20/37	8,095	9,633
3	Federative Republic of Brazil	11.000%	8/17/40	5,150	6,121
	Federative Republic of Brazil	5.625%	1/7/41	8,525	8,482
	Hydro-Quebec	8.050%	7/7/24	5,000	6,933
	Hydro-Quebec	8.500%	12/1/29	1,321	1,969
	Inter-American Development Bank	7.000%	6/15/25	750	1,010
	Inter-American Development Bank	3.875%	10/28/41	1,200	1,182
	Inter-American Development Bank	3.200%	8/7/42	1,750	1,543
	International Bank for Reconstruction & Development	8.875%	3/1/26	1,000	1,586
	International Bank for Reconstruction & Development	4.750%	2/15/35	1,775	2,050
5	KFW	0.000%	4/18/36	11,500	4,865
5	KFW	0.000%	6/29/37	825	329
	Korea Electric Power Corp.	7.000%	2/1/27	750	927
	Nexen Inc.	7.875%	3/15/32	1,800	2,268
	Nexen Inc.	5.875%	3/10/35	1,850	1,908

74

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Nexen Inc.	6.400%	5/15/37	3,740	4,078
	Nexen Inc.	7.500%	7/30/39	1,525	1,862
3	Oriental Republic of Uruguay	7.625%	3/21/36	4,838	5,975
3	Oriental Republic of Uruguay	4.125%	11/20/45	2,100	1,692
	Pemex Project Funding Master Trust	6.625%	6/15/35	7,320	7,686
	Pemex Project Funding Master Trust	6.625%	6/15/38	1,375	1,432
	Petrobras Global Finance BV	5.625%	5/20/43	2,700	2,347
	Petrobras International Finance Co. - Pifco	6.875%	1/20/40	3,900	3,895
	Petrobras International Finance Co. - Pifco	6.750%	1/27/41	7,295	7,262
	Petroleos Mexicanos	6.500%	6/2/41	7,125	7,357
	Petroleos Mexicanos	5.500%	6/27/44	4,700	4,242
4	Petroleos Mexicanos	5.500%	6/27/44	2,250	2,026
	Province of British Columbia	6.500%	1/15/26	1,500	1,974
	Province of British Columbia	7.250%	9/1/36	500	745
	Quebec	7.125%	2/9/24	2,925	3,786
	Quebec	7.500%	9/15/29	5,715	7,865
	Region of Lombardy Italy	5.804%	10/25/32	2,375	2,275
	Republic of Chile	3.625%	10/30/42	1,550	1,275
	Republic of Colombia	8.125%	5/21/24	3,950	5,135
	Republic of Colombia	7.375%	9/18/37	4,397	5,518
	Republic of Colombia	6.125%	1/18/41	7,225	7,991
	Republic of Finland	6.950%	2/15/26	695	890
	Republic of Italy	6.875%	9/27/23	9,100	10,542
	Republic of Italy	5.375%	6/15/33	6,925	6,938
	Republic of Korea	5.625%	11/3/25	1,600	1,854
	Republic of Panama	7.125%	1/29/26	4,215	5,227
	Republic of Panama	8.875%	9/30/27	1,460	2,015
	Republic of Panama	9.375%	4/1/29	2,135	3,074
3	Republic of Panama	6.700%	1/26/36	6,726	7,846
3	Republic of Panama	4.300%	4/29/53	1,350	1,064
	Republic of Peru	7.350%	7/21/25	5,800	7,250
	Republic of Peru	8.750%	11/21/33	5,650	8,144
3	Republic of Peru	6.550%	3/14/37	4,375	5,131
	Republic of Peru	5.625%	11/18/50	5,020	5,085
3	Republic of Philippines	7.500%	9/25/24	4,375	5,600
	Republic of Philippines	9.500%	10/21/24	200	294
	Republic of Philippines	10.625%	3/16/25	4,975	7,798
	Republic of Philippines	5.500%	3/30/26	3,525	3,992
	Republic of Philippines	9.500%	2/2/30	5,250	7,849
	Republic of Philippines	7.750%	1/14/31	7,275	9,548
	Republic of Philippines	6.375%	1/15/32	1,900	2,218
	Republic of Philippines	6.375%	10/23/34	9,350	11,184
	Republic of Philippines	5.000%	1/13/37	2,875	3,062
	Republic of South Africa	6.875%	5/27/19	150	171
	Republic of South Africa	4.665%	1/17/24	5,375	5,200
	Republic of South Africa	6.250%	3/8/41	850	907
	Republic of Turkey	7.375%	2/5/25	9,400	11,233
	Republic of Turkey	11.875%	1/15/30	5,000	8,375
	Republic of Turkey	8.000%	2/14/34	5,675	7,122
	Republic of Turkey	6.875%	3/17/36	9,000	10,080
	Republic of Turkey	6.750%	5/30/40	7,000	7,735
	Republic of Turkey	6.000%	1/14/41	9,700	9,749
	State of Israel	4.500%	1/30/43	3,500	3,180
	Statoil ASA	7.250%	9/23/27	2,500	3,331
	Statoil ASA	6.800%	1/15/28	185	240
	Statoil ASA	7.150%	1/15/29	1,090	1,452
	Statoil ASA	5.100%	8/17/40	2,300	2,451
	Statoil ASA	4.250%	11/23/41	1,925	1,816
	Statoil ASA	3.950%	5/15/43	4,470	4,047
	United Mexican States	8.300%	8/15/31	3,460	4,740
	United Mexican States	7.500%	4/8/33	1,050	1,344
	United Mexican States	6.750%	9/27/34	8,065	9,524
	United Mexican States	6.050%	1/11/40	15,045	16,452
	United Mexican States	4.750%	3/8/44	16,715	15,089

75

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United Mexican States	5.750%	10/12/10	4,500	4,199
Total Sovereign Bonds (Cost $447,796)				433,297
Taxable Municipal Bonds (6.4%)
Alameda County CA Joint Powers Authority Lease
Revenue	7.046%	12/1/44	1,100	1,269
American Municipal Power Ohio Inc. Revenue
(Hydroelectric Projects)	6.449%	2/15/44	680	764
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	7.834%	2/15/41	475	611
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	6.053%	2/15/43	550	602
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	5.939%	2/15/47	2,700	2,840
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	6.270%	2/15/50	450	453
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	7.499%	2/15/50	175	218
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	8.084%	2/15/50	2,845	3,639
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.793%	4/1/30	600	724
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.918%	4/1/40	1,095	1,369
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.263%	4/1/49	3,350	3,940
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	7.043%	4/1/50	2,850	3,667
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.907%	10/1/50	1,305	1,652
California GO	7.500%	4/1/34	8,280	10,793
California GO	7.950%	3/1/36	1,450	1,728
California GO	7.550%	4/1/39	6,590	8,820
California GO	7.300%	10/1/39	4,830	6,273
California GO	7.350%	11/1/39	3,675	4,801
California GO	7.625%	3/1/40	4,865	6,530
California GO	7.600%	11/1/40	5,250	7,087
Central Puget Sound WA Regional Transit Authority
Sales & Use Tax Revenue	5.491%	11/1/39	650	725
Chicago IL Board of Education GO	6.319%	11/1/29	805	846
Chicago IL Board of Education GO	6.138%	12/1/39	800	802
Chicago IL GO	7.781%	1/1/35	675	817
Chicago IL GO	5.432%	1/1/42	900	852
Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	1,425	1,672
Chicago IL O'Hare International Airport Revenue	6.845%	1/1/38	600	663
Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	1,150	1,359
Chicago IL Transit Authority Sales Tax Receipts
Revenue	6.200%	12/1/40	200	217
Chicago IL Transit Authority Transfer Tax Receipts
Revenue	6.899%	12/1/40	5,450	6,369
Chicago IL Wastewater Transmission Revenue	6.900%	1/1/40	575	690
Chicago IL Water Revenue	6.742%	11/1/40	800	991
Clark County NV Airport Revenue	6.881%	7/1/42	1,650	1,844
Clark County NV Airport Revenue	6.820%	7/1/45	1,000	1,305
Colorado Bridge Enterprise Revenue	6.078%	12/1/40	280	332
Commonwealth Financing Authority Pennsylvania
Revenue	6.218%	6/1/39	1,190	1,343
Connecticut GO	5.090%	10/1/30	1,350	1,404
Connecticut GO	5.850%	3/15/32	4,150	4,700
Connecticut Special Tax Revenue (Transportation
Infrastructure)	5.459%	11/1/30	900	969
Cook County IL GO	6.229%	11/15/34	1,050	1,074

76

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Curators of the University of Missouri System Facilities
	Revenue	5.960%	11/1/39	1,220	1,389
	Curators of the University of Missouri System Facilities
	Revenue	5.792%	11/1/41	200	222
	Dallas County TX Hospital District Revenue	5.621%	8/15/44	850	970
	Dallas TX Area Rapid Transit Revenue	4.922%	12/1/41	515	541
	Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	1,570	1,912
	Dallas TX Area Rapid Transit Revenue	5.022%	12/1/48	1,665	1,762
	Dallas TX Independent School District GO	6.450%	2/15/35	1,495	1,762
	Denver CO City & County School District No. 1 COP	4.242%	12/15/37	800	701
	Denver CO City & County School District No. 1 COP	7.017%	12/15/37	850	1,054
	Denver CO City & County School District No. 1 GO	5.664%	12/1/33	525	572
	District of Columbia Income Tax Revenue	5.591%	12/1/34	675	776
	District of Columbia Income Tax Revenue	5.582%	12/1/35	735	823
	District of Columbia Water & Sewer Authority Public
	Utility Revenue	5.522%	10/1/44	575	639
	East Baton Rouge LA Sewer Commission Revenue	6.087%	2/1/45	700	759
	East Bay CA Municipal Utility District Water System
	Revenue	5.874%	6/1/40	1,990	2,368
	Georgia GO	4.503%	11/1/25	825	903
	Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	4,325	4,761
	Georgia Municipal Electric Power Authority Revenue	6.655%	4/1/57	2,825	3,053
	Georgia Municipal Electric Power Authority Revenue	7.055%	4/1/57	850	856
	Harvard University Massachusetts GO	4.875%	10/15/40	1,000	1,105
	Houston TX GO	6.290%	3/1/32	900	1,040
	Illinois GO	5.100%	6/1/33	20,130	18,982
	Illinois GO	6.630%	2/1/35	2,975	3,126
	Illinois GO	6.725%	4/1/35	2,000	2,121
	Illinois GO	7.350%	7/1/35	2,250	2,489
	Illinois Toll Highway Authority Revenue	6.184%	1/1/34	1,200	1,420
	Illinois Toll Highway Authority Revenue	5.851%	12/1/34	600	692
	Indianapolis IN Local Public Improvement Revenue	6.116%	1/15/40	1,075	1,280
	JobsOhio Beverage System Statewide Liquor Profits
	Revenue	3.985%	1/1/29	1,125	1,059
	JobsOhio Beverage System Statewide Liquor Profits
	Revenue	4.532%	1/1/35	1,050	993
	Kansas Department of Transportation Highway
	Revenue	4.596%	9/1/35	200	208
6	Kansas Development Finance Authority Revenue
	(Public Employees Retirement System)	5.501%	5/1/34	500	537
	Las Vegas Valley Water District Nevada GO	7.013%	6/1/39	525	580
	Los Angeles CA Community College District GO	6.600%	8/1/42	2,300	2,893
	Los Angeles CA Community College District GO	6.750%	8/1/49	700	877
	Los Angeles CA Department of Airports International
	Airport Revenue	6.582%	5/15/39	305	370
	Los Angeles CA Department of Water & Power
	Revenue	5.716%	7/1/39	775	854
	Los Angeles CA Department of Water & Power
	Revenue	6.008%	7/1/39	775	895
	Los Angeles CA Department of Water & Power
	Revenue	6.166%	7/1/40	625	718
	Los Angeles CA Department of Water & Power
	Revenue	6.574%	7/1/45	1,375	1,742
	Los Angeles CA Department of Water & Power
	Revenue	6.603%	7/1/50	1,500	1,901
	Los Angeles CA Unified School District GO	5.755%	7/1/29	1,105	1,208
	Los Angeles CA Unified School District GO	5.750%	7/1/34	3,795	4,141
	Los Angeles CA Unified School District GO	6.758%	7/1/34	2,660	3,276
	Los Angeles County CA Metropolitan Transportation
	Authority Sales Tax Revenue	5.735%	6/1/39	1,150	1,286
	Los Angeles County CA Public Works Financing
	Authority Lease Revenue	7.488%	8/1/33	700	845
	Los Angeles County CA Public Works Financing
	Authority Lease Revenue	7.618%	8/1/40	700	857

77

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Maryland Transportation Authority Facilities Projects
	Revenue	5.888%	7/1/43	850	972
	Massachusetts GO	4.500%	8/1/31	1,500	1,502
	Massachusetts GO	5.456%	12/1/39	2,850	3,147
	Massachusetts School Building Authority Dedicated
	Sales Tax Revenue	5.715%	8/15/39	1,050	1,209
	Massachusetts Transportation Fund Revenue	5.731%	6/1/40	850	1,005
	Massachusetts Water Pollution Abatement Trust	5.192%	8/1/40	900	961
	Metropolitan Government of Nashville & Davidson
	County TN Convention Center Authority Tourism Tax
	Revenue	6.731%	7/1/43	1,000	1,163
	Metropolitan Government of Nashville & Davidson
	County TN GO	5.707%	7/1/34	1,200	1,343
	Metropolitan Washington DC/VA Airports Authority
	Dulles Toll Road Revenue	7.462%	10/1/46	855	995
	Metropolitan Water District of Southern California
	Water Revenue	6.947%	7/1/40	575	683
	Mississippi GO	5.245%	11/1/34	700	756
	Missouri Highways & Transportation Commission Road
	Revenue	5.445%	5/1/33	600	668
7	New Jersey Economic Development Authority
	Revenue (State Pension Funding)	7.425%	2/15/29	5,850	7,047
	New Jersey Transportation Trust Fund Authority
	Transportation System Revenue	5.754%	12/15/28	1,700	1,857
	New Jersey Transportation Trust Fund Authority
	Transportation System Revenue	6.104%	12/15/28	1,150	1,280
	New Jersey Transportation Trust Fund Authority
	Transportation System Revenue	6.561%	12/15/40	2,325	2,694
	New Jersey Turnpike Authority Revenue	4.252%	1/1/16	30	31
	New Jersey Turnpike Authority Revenue	7.414%	1/1/40	4,689	6,264
	New Jersey Turnpike Authority Revenue	7.102%	1/1/41	4,460	5,762
	New York City NY GO	5.206%	10/1/31	1,070	1,143
	New York City NY GO	6.646%	12/1/31	400	467
	New York City NY GO	6.246%	6/1/35	1,075	1,231
	New York City NY GO	5.968%	3/1/36	415	476
	New York City NY GO	5.985%	12/1/36	625	723
	New York City NY GO	5.517%	10/1/37	1,875	2,095
	New York City NY GO	6.271%	12/1/37	1,620	1,942
	New York City NY GO	5.846%	6/1/40	400	444
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.750%	6/15/41	900	1,031
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.790%	6/15/41	500	560
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.724%	6/15/42	550	627
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.952%	6/15/42	800	941
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	6.011%	6/15/42	1,475	1,748
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.440%	6/15/43	1,995	2,177
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.882%	6/15/44	2,070	2,396
	New York City NY Transitional Finance Authority
	Building Aid Revenue	6.828%	7/15/40	800	1,006
	New York City NY Transitional Finance Authority Future
	Tax Revenue	5.267%	5/1/27	200	219
	New York City NY Transitional Finance Authority Future
	Tax Revenue	5.767%	8/1/36	775	899
	New York City NY Transitional Finance Authority Future
	Tax Revenue	5.508%	8/1/37	2,215	2,451
	New York City NY Transitional Finance Authority Future
	Tax Revenue	5.572%	11/1/38	1,150	1,283

78

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	New York Metropolitan Transportation Authority
	Revenue (Dedicated Tax Fund)	7.336%	11/15/39	5,025	6,826
	New York Metropolitan Transportation Authority
	Revenue (Dedicated Tax Fund)	6.089%	11/15/40	575	660
	New York Metropolitan Transportation Authority
	Revenue (Transit Revenue)	6.548%	11/15/31	500	597
	New York Metropolitan Transportation Authority
	Revenue (Transit Revenue)	5.871%	11/15/39	700	752
	New York Metropolitan Transportation Authority
	Revenue (Transit Revenue)	6.648%	11/15/39	1,750	2,055
	New York State Dormitory Authority Revenue (Personal
	Income Tax)	5.500%	3/15/30	2,550	2,945
	New York State Dormitory Authority Revenue (Personal
	Income Tax)	5.289%	3/15/33	500	539
	New York State Dormitory Authority Revenue (Personal
	Income Tax)	5.628%	3/15/39	2,000	2,223
	New York State Dormitory Authority Revenue (Personal
	Income Tax)	5.389%	3/15/40	635	692
	New York State Urban Development Corp. Revenue
	(Personal Income Tax)	5.770%	3/15/39	1,625	1,761
	New York State Urban Development Corp. Revenue
	(Personal Income Tax)	5.838%	3/15/40	625	678
	New York University Hospitals Center GO	4.428%	7/1/42	1,025	950
	North Carolina Turnpike Authority Revenue	6.700%	1/1/39	170	194
	North Texas Tollway Authority System Revenue	6.718%	1/1/49	2,635	3,223
	Ohio State University General Receipts Revenue	4.910%	6/1/40	1,500	1,485
	Ohio State University General Receipts Revenue	4.800%	6/1/11	1,400	1,226
	Ohio Water Development Authority Water Pollution
	Control Loan Fund Revenue	4.879%	12/1/34	1,125	1,166
	Orange County CA Local Transportation Authority Sales
	Tax Revenue	6.908%	2/15/41	1,060	1,362
	Oregon Department of Transportation Highway User
	Tax Revenue	5.834%	11/15/34	1,305	1,548
	Oregon GO	5.892%	6/1/27	3,500	4,231
8	Oregon School Boards Association GO	4.759%	6/30/28	3,350	3,537
6	Oregon School Boards Association GO	5.528%	6/30/28	1,500	1,642
	Pennsylvania GO	4.650%	2/15/26	2,100	2,241
	Pennsylvania GO	5.350%	5/1/30	1,000	1,119
	Pennsylvania Public School Building Authority Lease
	Revenue (School District of Philadelphia)	5.000%	9/15/27	1,100	1,171
	Pennsylvania Turnpike Commission Revenue	6.105%	12/1/39	600	689
	Pennsylvania Turnpike Commission Revenue	5.511%	12/1/45	1,575	1,703
	Pennsylvania Turnpike Commission Revenue	5.561%	12/1/49	850	924
	Phoenix AZ GO	5.269%	7/1/34	100	106
	Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	2,260	2,659
	Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	25	28
	Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	2,795	3,112
	Port Authority of New York & New Jersey Revenue	4.926%	10/1/51	800	798
	Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	7,325	6,642
	Port of Seattle WA Revenue	7.000%	5/1/36	100	118
	President & Fellows of Harvard College Massachusetts
	GO	6.300%	10/1/37	1,000	1,124
	Princeton University New Jersey GO	5.700%	3/1/39	1,650	2,042
	Regional Transportation District of Colorado Sales Tax
	Revenue	5.844%	11/1/50	810	966
	Rutgers State University NJ Revenue	5.665%	5/1/40	1,050	1,190
	Sacramento CA Municipal Utility District Revenue	6.156%	5/15/36	905	1,013
	Salt River Project Arizona Agricultural Improvement &
	Power District Revenue	4.839%	1/1/41	1,100	1,134
	San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	600	708
	San Antonio TX Electric & Gas Systems Revenue	5.718%	2/1/41	1,190	1,382
	San Antonio TX Electric & Gas Systems Revenue	5.808%	2/1/41	1,150	1,332
	San Antonio TX Electric & Gas Systems Revenue	4.427%	2/1/42	1,100	1,071

79

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
San Diego County CA Regional Transportation Authority
Sales Tax Revenue	5.911%	4/1/48	865	1,034
San Diego County CA Water Authority Revenue	6.138%	5/1/49	1,700	1,991
San Francisco CA City & County Public Utilities
Commission Water Revenue	6.000%	11/1/40	1,325	1,531
San Francisco CA City & County Public Utilities
Commission Water Revenue	6.950%	11/1/50	1,300	1,647
Santa Clara Valley CA Transportation Authority Sales
Tax Revenue	5.876%	4/1/32	1,000	1,118
Sonoma County CA Pension Obligation Revenue	6.000%	12/1/29	750	803
South Carolina Public Service Authority Revenue	6.454%	1/1/50	1,150	1,334
Texas GO	5.517%	4/1/39	2,920	3,370
Texas Transportation Commission Revenue	5.028%	4/1/26	1,000	1,111
Texas Transportation Commission Revenue	5.178%	4/1/30	3,650	4,138
Texas Transportation Commission Revenue	4.631%	4/1/33	1,060	1,124
Texas Transportation Commission Revenue	4.681%	4/1/40	750	761
Tufts University Massachusetts GO	5.017%	4/15/12	1,035	1,040
University of California Regents Medical Center
Revenue	6.548%	5/15/48	900	1,084
University of California Regents Medical Center
Revenue	6.583%	5/15/49	1,075	1,278
University of California Revenue	5.770%	5/15/43	2,800	3,081
University of California Revenue	5.946%	5/15/45	1,400	1,563
University of California Revenue	4.858%	5/15/12	3,500	3,072
University of Massachusetts Building Authority
Revenue	5.450%	11/1/40	575	635
University of Southern California Revenue	5.250%	10/1/11	950	1,094
University of Texas System Revenue Financing System
Revenue	5.262%	7/1/39	620	699
University of Texas System Revenue Financing System
Revenue	6.276%	8/15/41	890	1,004
University of Texas System Revenue Financing System
Revenue	5.134%	8/15/42	550	597
University of Texas System Revenue Financing System
Revenue	4.794%	8/15/46	1,575	1,618
University of Virginia Revenue	6.200%	9/1/39	330	408
Utah GO	4.554%	7/1/24	1,100	1,207
Utah GO	3.539%	7/1/25	1,200	1,221
Utah Transit Authority Sales Tax Revenue	5.937%	6/15/39	700	843
Virginia Commonwealth Transportation Board Revenue	5.350%	5/15/35	300	330
Washington Convention Center Public Facilities District
Revenue	6.790%	7/1/40	600	669
Washington GO	5.090%	8/1/33	945	1,043
Washington GO	5.481%	8/1/39	650	730
Washington GO	5.140%	8/1/40	1,210	1,341
6 Wisconsin GO	5.700%	5/1/26	1,400	1,643
Total Taxable Municipal Bonds (Cost $335,561)				362,996
				Market
				Value
	Coupon		Shares	($000)
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
9 Vanguard Market Liquidity Fund (Cost $1,825)	0.127%		1,824,767	1,825
Total Investments (98.8%) (Cost $5,402,417)				5,565,541
Other Assets and Liabilities—Net (1.2%)				70,313
Net Assets (100%)				5,635,854

80

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2013

1 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2013, the aggregate value of these securities was $33,395,000, representing 0.6% of net assets.
5 Guaranteed by the Federal Republic of Germany.
6 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
7 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
8 Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
9 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
COP—Certificate of Participation.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.

81

© 2013 The Vanguard Group. Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA3142_082013

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (68.1%)
U.S. Government Securities (39.9%)
United States Treasury Note/Bond	1.875%	4/30/14	248,225	251,715
United States Treasury Note/Bond	0.250%	5/31/14	1,950	1,951
United States Treasury Note/Bond	2.250%	5/31/14	38,021	38,734
United States Treasury Note/Bond	0.750%	6/15/14	62,060	62,390
United States Treasury Note/Bond	0.250%	6/30/14	134,470	134,555
United States Treasury Note/Bond	2.625%	6/30/14	229,140	234,653
United States Treasury Note/Bond	0.625%	7/15/14	261,450	262,595
United States Treasury Note/Bond	0.125%	7/31/14	318,350	318,102
United States Treasury Note/Bond	2.625%	7/31/14	207,436	212,848
United States Treasury Note/Bond	0.500%	8/15/14	422,000	423,384
United States Treasury Note/Bond	4.250%	8/15/14	508,065	531,009
United States Treasury Note/Bond	0.250%	8/31/14	337,085	337,243
United States Treasury Note/Bond	2.375%	8/31/14	123,185	126,265
United States Treasury Note/Bond	0.250%	9/15/14	15,180	15,185
United States Treasury Note/Bond	2.375%	9/30/14	158,999	163,247
United States Treasury Note/Bond	0.500%	10/15/14	232,585	233,420
United States Treasury Note/Bond	2.375%	10/31/14	297,410	305,868
United States Treasury Note/Bond	0.375%	11/15/14	345,800	346,502
United States Treasury Note/Bond	4.250%	11/15/14	98,230	103,617
United States Treasury Note/Bond	0.250%	11/30/14	422,590	422,658
United States Treasury Note/Bond	2.125%	11/30/14	598,846	614,751
United States Treasury Note/Bond	0.250%	12/15/14	285,010	285,056
United States Treasury Note/Bond	0.125%	12/31/14	21,207	21,167
United States Treasury Note/Bond	2.625%	12/31/14	98,490	101,968
United States Treasury Note/Bond	0.250%	1/15/15	66,345	66,324
United States Treasury Note/Bond	0.250%	1/31/15	3,978	3,977
United States Treasury Note/Bond	2.250%	1/31/15	157,512	162,385
United States Treasury Note/Bond	0.250%	2/15/15	668,213	667,799
United States Treasury Note/Bond	4.000%	2/15/15	61,186	64,847
United States Treasury Note/Bond	11.250%	2/15/15	42,200	49,664
United States Treasury Note/Bond	0.250%	2/28/15	209,395	209,232
United States Treasury Note/Bond	2.375%	2/28/15	328,037	339,315
United States Treasury Note/Bond	0.375%	3/15/15	167,419	167,601
United States Treasury Note/Bond	0.250%	3/31/15	9,250	9,238
United States Treasury Note/Bond	2.500%	3/31/15	153,695	159,531
United States Treasury Note/Bond	0.375%	4/15/15	649,725	650,232
United States Treasury Note/Bond	0.125%	4/30/15	319,900	318,649
United States Treasury Note/Bond	2.500%	4/30/15	185,635	192,916
United States Treasury Note/Bond	0.250%	5/15/15	93,435	93,274
United States Treasury Note/Bond	4.125%	5/15/15	248,515	266,028
United States Treasury Note/Bond	2.125%	5/31/15	81,080	83,816
United States Treasury Note/Bond	0.375%	6/15/15	709,495	709,609
United States Treasury Note/Bond	1.875%	6/30/15	103,347	106,431
United States Treasury Note/Bond	0.250%	7/15/15	502,910	501,497
United States Treasury Note/Bond	1.750%	7/31/15	249,678	256,701
United States Treasury Note/Bond	0.250%	8/15/15	505,229	503,334
United States Treasury Note/Bond	4.250%	8/15/15	17,215	18,614
United States Treasury Note/Bond	10.625%	8/15/15	5,935	7,218
United States Treasury Note/Bond	1.250%	8/31/15	93,965	95,639
United States Treasury Note/Bond	0.250%	9/15/15	190,275	189,472
United States Treasury Note/Bond	1.250%	9/30/15	197,850	201,437
United States Treasury Note/Bond	0.250%	10/15/15	512,405	510,002
United States Treasury Note/Bond	1.250%	10/31/15	125,615	127,911
United States Treasury Note/Bond	0.375%	11/15/15	774,369	772,433
United States Treasury Note/Bond	4.500%	11/15/15	365,884	400,471
United States Treasury Note/Bond	9.875%	11/15/15	262,900	320,985
United States Treasury Note/Bond	1.375%	11/30/15	290,672	296,802
United States Treasury Note/Bond	0.250%	12/15/15	260,679	259,050
United States Treasury Note/Bond	2.125%	12/31/15	248,055	257,977
United States Treasury Note/Bond	0.375%	1/15/16	429,155	427,614
United States Treasury Note/Bond	2.000%	1/31/16	107,615	111,651

1

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	0.375%	2/15/16	542,755	540,128
United States Treasury Note/Bond	4.500%	2/15/16	215,493	237,581
United States Treasury Note/Bond	9.250%	2/15/16	2,210	2,708
United States Treasury Note/Bond	2.125%	2/29/16	76,050	79,175
United States Treasury Note/Bond	2.625%	2/29/16	145,122	153,059
United States Treasury Note/Bond	0.375%	3/15/16	436,525	434,002
United States Treasury Note/Bond	2.250%	3/31/16	714	746
United States Treasury Note/Bond	2.375%	3/31/16	9,010	9,449
United States Treasury Note/Bond	0.250%	4/15/16	255,625	253,069
United States Treasury Note/Bond	2.000%	4/30/16	78,680	81,692
United States Treasury Note/Bond	2.625%	4/30/16	245,360	259,046
United States Treasury Note/Bond	0.250%	5/15/16	637,695	630,719
United States Treasury Note/Bond	5.125%	5/15/16	281,990	318,031
United States Treasury Note/Bond	7.250%	5/15/16	48,085	57,131
United States Treasury Note/Bond	1.750%	5/31/16	7,435	7,667
United States Treasury Note/Bond	0.500%	6/15/16	230,875	229,866
United States Treasury Note/Bond	1.500%	6/30/16	216,455	221,630
United States Treasury Note/Bond	3.250%	6/30/16	339,965	365,887
United States Treasury Note/Bond	1.500%	7/31/16	1,310	1,341
United States Treasury Note/Bond	4.875%	8/15/16	433	488
United States Treasury Note/Bond	1.000%	8/31/16	11,470	11,556
United States Treasury Note/Bond	3.000%	8/31/16	332,417	355,896
United States Treasury Note/Bond	1.000%	9/30/16	262,120	263,840
United States Treasury Note/Bond	3.000%	9/30/16	452,335	484,704
United States Treasury Note/Bond	1.000%	10/31/16	101,910	102,484
United States Treasury Note/Bond	3.125%	10/31/16	211,860	227,849
United States Treasury Note/Bond	4.625%	11/15/16	100,171	112,834
United States Treasury Note/Bond	7.500%	11/15/16	85,617	104,640
United States Treasury Note/Bond	0.875%	11/30/16	6,436	6,439
United States Treasury Note/Bond	2.750%	11/30/16	211,667	225,095
United States Treasury Note/Bond	3.250%	12/31/16	96,050	103,915
United States Treasury Note/Bond	0.875%	1/31/17	85,500	85,340
United States Treasury Note/Bond	3.125%	1/31/17	306,380	330,458
United States Treasury Note/Bond	4.625%	2/15/17	51,240	57,998
United States Treasury Note/Bond	0.875%	2/28/17	69,524	69,329
United States Treasury Note/Bond	3.000%	2/28/17	20,230	21,728
United States Treasury Note/Bond	1.000%	3/31/17	242,035	242,187
United States Treasury Note/Bond	3.250%	3/31/17	3,235	3,506
United States Treasury Note/Bond	0.875%	4/30/17	121,600	120,954
United States Treasury Note/Bond	3.125%	4/30/17	11,200	12,087
United States Treasury Note/Bond	4.500%	5/15/17	31,335	35,482
United States Treasury Note/Bond	8.750%	5/15/17	187,065	242,337
United States Treasury Note/Bond	0.625%	5/31/17	276,970	272,469
United States Treasury Note/Bond	2.750%	5/31/17	288,760	307,801
United States Treasury Note/Bond	0.750%	6/30/17	25,890	25,558
United States Treasury Note/Bond	2.500%	6/30/17	472,070	498,624
United States Treasury Note/Bond	0.500%	7/31/17	646	631
United States Treasury Note/Bond	2.375%	7/31/17	66,800	70,203
United States Treasury Note/Bond	4.750%	8/15/17	420,505	482,530
United States Treasury Note/Bond	8.875%	8/15/17	43,470	57,177
United States Treasury Note/Bond	0.625%	8/31/17	228,595	223,808
United States Treasury Note/Bond	1.875%	8/31/17	6,275	6,463
United States Treasury Note/Bond	0.625%	9/30/17	129,365	126,454
United States Treasury Note/Bond	1.875%	9/30/17	59,575	61,325
United States Treasury Note/Bond	0.750%	10/31/17	239,985	235,373
United States Treasury Note/Bond	1.875%	10/31/17	235,402	242,132
United States Treasury Note/Bond	4.250%	11/15/17	184,530	208,663
United States Treasury Note/Bond	0.625%	11/30/17	332,400	323,884
United States Treasury Note/Bond	0.750%	12/31/17	3,235	3,164
United States Treasury Note/Bond	0.875%	1/31/18	527,215	517,493
United States Treasury Note/Bond	2.625%	1/31/18	450	477
United States Treasury Note/Bond	3.500%	2/15/18	151,535	166,689
United States Treasury Note/Bond	0.750%	2/28/18	143,960	140,361
United States Treasury Note/Bond	2.750%	2/28/18	296,045	315,797

2

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	0.750%	3/31/18	129,070	125,561
United States Treasury Note/Bond	2.875%	3/31/18	34,300	36,771
United States Treasury Note/Bond	0.625%	4/30/18	40,600	39,217
United States Treasury Note/Bond	2.625%	4/30/18	36,750	38,966
United States Treasury Note/Bond	3.875%	5/15/18	390,948	437,799
United States Treasury Note/Bond	9.125%	5/15/18	20,800	28,464
United States Treasury Note/Bond	1.000%	5/31/18	614,255	603,315
United States Treasury Note/Bond	2.375%	5/31/18	370,220	387,979
United States Treasury Note/Bond	1.375%	6/30/18	323,375	323,071
United States Treasury Note/Bond	2.375%	6/30/18	397,275	416,269
United States Treasury Note/Bond	2.250%	7/31/18	28,950	30,135
United States Treasury Note/Bond	4.000%	8/15/18	143,672	162,170
United States Treasury Note/Bond	1.500%	8/31/18	256,250	256,891
United States Treasury Note/Bond	1.375%	9/30/18	107,600	107,062
United States Treasury Note/Bond	1.750%	10/31/18	188,665	191,229
United States Treasury Note/Bond	3.750%	11/15/18	204,005	227,976
United States Treasury Note/Bond	9.000%	11/15/18	25	35
United States Treasury Note/Bond	1.375%	12/31/18	57,775	57,269
United States Treasury Note/Bond	1.250%	1/31/19	3,000	2,951
United States Treasury Note/Bond	2.750%	2/15/19	16,670	17,735
United States Treasury Note/Bond	8.875%	2/15/19	123,475	172,595
United States Treasury Note/Bond	1.375%	2/28/19	91,700	90,640
United States Treasury Note/Bond	1.500%	3/31/19	29,900	29,722
United States Treasury Note/Bond	1.250%	4/30/19	204,890	200,536
United States Treasury Note/Bond	3.125%	5/15/19	136,985	148,586
United States Treasury Note/Bond	1.125%	5/31/19	34,975	33,926
United States Treasury Note/Bond	1.000%	6/30/19	6,125	5,884
United States Treasury Note/Bond	0.875%	7/31/19	12,985	12,360
United States Treasury Note/Bond	3.625%	8/15/19	196,162	218,383
United States Treasury Note/Bond	8.125%	8/15/19	144,610	199,268
United States Treasury Note/Bond	1.000%	9/30/19	115,893	110,768
United States Treasury Note/Bond	3.375%	11/15/19	263,421	289,681
United States Treasury Note/Bond	1.000%	11/30/19	264,600	251,949
United States Treasury Note/Bond	1.125%	12/31/19	30,782	29,479
United States Treasury Note/Bond	1.375%	1/31/20	388,708	377,715
United States Treasury Note/Bond	3.625%	2/15/20	358,797	400,001
United States Treasury Note/Bond	8.500%	2/15/20	5,949	8,461
United States Treasury Note/Bond	1.250%	2/29/20	244,216	234,906
United States Treasury Note/Bond	1.125%	4/30/20	122,675	116,579
United States Treasury Note/Bond	3.500%	5/15/20	454,488	502,564
United States Treasury Note/Bond	1.375%	5/31/20	426,775	411,573
United States Treasury Note/Bond	1.875%	6/30/20	319,975	318,574
United States Treasury Note/Bond	2.625%	8/15/20	245,942	256,857
United States Treasury Note/Bond	8.750%	8/15/20	244,040	355,993
United States Treasury Note/Bond	2.625%	11/15/20	398,914	415,433
United States Treasury Note/Bond	3.625%	2/15/21	350,677	389,581
United States Treasury Note/Bond	7.875%	2/15/21	208,624	295,464
United States Treasury Note/Bond	3.125%	5/15/21	346,910	372,280
United States Treasury Note/Bond	8.125%	8/15/21	136,690	198,329
United States Treasury Note/Bond	2.000%	11/15/21	336,747	330,695
United States Treasury Note/Bond	8.000%	11/15/21	64,031	92,775
United States Treasury Note/Bond	2.000%	2/15/22	3,802	3,716
United States Treasury Note/Bond	1.750%	5/15/22	11,509	10,966
United States Treasury Note/Bond	1.625%	8/15/22	262,100	245,761
United States Treasury Note/Bond	7.250%	8/15/22	3,014	4,252
United States Treasury Note/Bond	1.625%	11/15/22	653,974	610,034
United States Treasury Note/Bond	7.625%	11/15/22	7,466	10,819
United States Treasury Note/Bond	2.000%	2/15/23	255,826	246,074
United States Treasury Note/Bond	7.125%	2/15/23	163,535	230,763
United States Treasury Note/Bond	1.750%	5/15/23	553,373	517,924
United States Treasury Note/Bond	6.250%	8/15/23	592,304	794,244
United States Treasury Note/Bond	7.500%	11/15/24	1,325	1,964
United States Treasury Note/Bond	7.625%	2/15/25	2,112	3,170
United States Treasury Note/Bond	6.875%	8/15/25	63,650	91,079

3

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	United States Treasury Note/Bond	6.000%	2/15/26	66,874	89,737
	United States Treasury Note/Bond	6.750%	8/15/26	32,360	46,315
	United States Treasury Note/Bond	6.500%	11/15/26	45,224	63,575
	United States Treasury Note/Bond	6.375%	8/15/27	39,250	54,932
	United States Treasury Note/Bond	5.500%	8/15/28	41,275	53,696
	United States Treasury Note/Bond	5.250%	11/15/28	6,600	8,387
	United States Treasury Note/Bond	5.250%	2/15/29	160,620	204,264
	United States Treasury Note/Bond	6.125%	8/15/29	150,935	209,895
	United States Treasury Note/Bond	6.250%	5/15/30	71,718	101,582
	United States Treasury Note/Bond	5.375%	2/15/31	48,835	63,608
	United States Treasury Note/Bond	4.500%	2/15/36	119	142
	United States Treasury Note/Bond	4.375%	2/15/38	103	121
	United States Treasury Note/Bond	4.500%	5/15/38	1,268	1,515
	United States Treasury Note/Bond	3.500%	2/15/39	104,509	106,321
	United States Treasury Note/Bond	4.250%	5/15/39	205,363	236,360
	United States Treasury Note/Bond	4.500%	8/15/39	93,342	111,689
	United States Treasury Note/Bond	4.375%	11/15/39	351,151	412,163
	United States Treasury Note/Bond	4.625%	2/15/40	181,902	221,835
	United States Treasury Note/Bond	4.375%	5/15/40	266,725	313,111
	United States Treasury Note/Bond	3.875%	8/15/40	174,217	188,508
	United States Treasury Note/Bond	4.250%	11/15/40	203,155	233,819
	United States Treasury Note/Bond	4.750%	2/15/41	231,530	288,002
	United States Treasury Note/Bond	4.375%	5/15/41	130,808	153,576
	United States Treasury Note/Bond	3.750%	8/15/41	10	11
	United States Treasury Note/Bond	3.125%	11/15/41	287,150	269,516
	United States Treasury Note/Bond	3.125%	2/15/42	157,613	147,762
	United States Treasury Note/Bond	3.000%	5/15/42	164,354	149,999
	United States Treasury Note/Bond	2.750%	8/15/42	253,135	218,764
	United States Treasury Note/Bond	2.750%	11/15/42	503,904	435,091
	United States Treasury Note/Bond	3.125%	2/15/43	61,225	57,217
					44,094,409
Agency Bonds and Notes (4.1%)
	Egypt Government AID Bonds	4.450%	9/15/15	16,750	18,142
1	Federal Agricultural Mortgage Corp.	2.125%	9/15/15	2,825	2,920
1	Federal Agricultural Mortgage Corp.	2.000%	7/27/16	3,575	3,695
1	Federal Farm Credit Banks	3.000%	9/22/14	5,625	5,813
1	Federal Farm Credit Banks	1.625%	11/19/14	13,425	13,684
1	Federal Farm Credit Banks	0.270%	2/24/15	10,000	9,980
1	Federal Farm Credit Banks	0.500%	6/23/15	8,550	8,562
1	Federal Farm Credit Banks	1.500%	11/16/15	6,825	6,980
1	Federal Farm Credit Banks	4.875%	12/16/15	1,625	1,797
1	Federal Farm Credit Banks	1.050%	3/28/16	4,000	4,033
1	Federal Farm Credit Banks	5.125%	8/25/16	9,075	10,291
1	Federal Farm Credit Banks	4.875%	1/17/17	8,030	9,147
1	Federal Farm Credit Banks	5.150%	11/15/19	15,675	18,316
1	Federal Home Loan Banks	5.500%	8/13/14	92,300	97,715
1	Federal Home Loan Banks	4.500%	11/14/14	35,450	37,458
1	Federal Home Loan Banks	2.750%	12/12/14	18,950	19,595
1	Federal Home Loan Banks	0.250%	1/16/15	22,750	22,726
1	Federal Home Loan Banks	0.250%	2/20/15	45,975	45,916
1	Federal Home Loan Banks	0.500%	11/20/15	4,370	4,364
1	Federal Home Loan Banks	3.125%	3/11/16	26,225	27,891
1	Federal Home Loan Banks	5.375%	5/18/16	36,700	41,551
1	Federal Home Loan Banks	5.625%	6/13/16	3,705	4,195
1	Federal Home Loan Banks	0.375%	6/24/16	24,800	24,520
1	Federal Home Loan Banks	5.125%	10/19/16	15,845	18,017
1	Federal Home Loan Banks	4.750%	12/16/16	21,510	24,324
1	Federal Home Loan Banks	4.875%	5/17/17	114,040	130,106
1	Federal Home Loan Banks	1.000%	6/21/17	17,080	16,928
1	Federal Home Loan Banks	5.000%	11/17/17	7,280	8,388
1	Federal Home Loan Banks	5.375%	8/15/18	4,750	5,584
1	Federal Home Loan Banks	1.875%	3/13/20	2,075	2,015
1	Federal Home Loan Banks	4.125%	3/13/20	8,440	9,362
1	Federal Home Loan Banks	5.250%	12/11/20	6,850	8,157

4

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
1	Federal Home Loan Banks	5.625%	6/11/21	19,450	23,670
1	Federal Home Loan Banks	2.125%	3/10/23	32,200	29,856
1	Federal Home Loan Banks	5.375%	8/15/24	24,600	29,508
1	Federal Home Loan Banks	5.500%	7/15/36	19,860	24,208
2	Federal Home Loan Mortgage Corp.	5.000%	7/15/14	47,900	50,272
2	Federal Home Loan Mortgage Corp.	3.000%	7/28/14	82,250	84,699
2	Federal Home Loan Mortgage Corp.	1.000%	7/30/14	14,700	14,823
2	Federal Home Loan Mortgage Corp.	1.000%	8/20/14	7,678	7,745
2	Federal Home Loan Mortgage Corp.	1.000%	8/27/14	32,145	32,429
2	Federal Home Loan Mortgage Corp.	0.500%	9/19/14	12,500	12,535
2	Federal Home Loan Mortgage Corp.	0.000%	11/24/14	7,400	7,354
2	Federal Home Loan Mortgage Corp.	0.750%	11/25/14	34,730	34,948
2	Federal Home Loan Mortgage Corp.	0.625%	12/29/14	129,400	130,008
2	Federal Home Loan Mortgage Corp.	5.050%	1/26/15	600	644
2	Federal Home Loan Mortgage Corp.	2.875%	2/9/15	728	758
2	Federal Home Loan Mortgage Corp.	0.500%	4/17/15	125,685	125,956
2	Federal Home Loan Mortgage Corp.	4.375%	7/17/15	44,535	48,080
2	Federal Home Loan Mortgage Corp.	1.750%	9/10/15	18,870	19,384
2	Federal Home Loan Mortgage Corp.	5.250%	4/18/16	48,925	55,051
2	Federal Home Loan Mortgage Corp.	0.500%	5/13/16	26,000	25,846
2	Federal Home Loan Mortgage Corp.	2.500%	5/27/16	14,318	15,041
2	Federal Home Loan Mortgage Corp.	5.500%	7/18/16	91,500	104,362
2	Federal Home Loan Mortgage Corp.	2.000%	8/25/16	51,675	53,486
2	Federal Home Loan Mortgage Corp.	5.000%	2/16/17	28,225	32,159
2	Federal Home Loan Mortgage Corp.	1.000%	3/8/17	35,000	34,824
2	Federal Home Loan Mortgage Corp.	5.000%	4/18/17	10,000	11,430
2	Federal Home Loan Mortgage Corp.	1.250%	5/12/17	90,075	90,279
2	Federal Home Loan Mortgage Corp.	1.000%	6/29/17	51,125	50,590
2	Federal Home Loan Mortgage Corp.	1.000%	7/28/17	22,000	21,744
2	Federal Home Loan Mortgage Corp.	5.500%	8/23/17	33,450	39,093
2	Federal Home Loan Mortgage Corp.	1.000%	9/29/17	87,700	86,385
2	Federal Home Loan Mortgage Corp.	5.125%	11/17/17	26,045	30,121
2	Federal Home Loan Mortgage Corp.	0.750%	1/12/18	30,175	29,207
2	Federal Home Loan Mortgage Corp.	0.875%	3/7/18	28,400	27,544
2	Federal Home Loan Mortgage Corp.	4.875%	6/13/18	22,750	26,277
2	Federal Home Loan Mortgage Corp.	3.750%	3/27/19	60,988	66,973
2	Federal Home Loan Mortgage Corp.	1.750%	5/30/19	62,047	61,204
2	Federal Home Loan Mortgage Corp.	1.250%	8/1/19	32,600	31,039
2	Federal Home Loan Mortgage Corp.	1.250%	10/2/19	103,400	97,910
2	Federal Home Loan Mortgage Corp.	1.375%	5/1/20	64,000	60,345
2	Federal Home Loan Mortgage Corp.	2.375%	1/13/22	71,704	69,534
2	Federal Home Loan Mortgage Corp.	6.750%	9/15/29	11,375	15,554
2	Federal Home Loan Mortgage Corp.	6.750%	3/15/31	38,739	53,354
2	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	1,088	1,443
2	Federal National Mortgage Assn.	0.875%	8/28/14	33,057	33,303
2	Federal National Mortgage Assn.	3.000%	9/16/14	32,075	33,132
2	Federal National Mortgage Assn.	4.625%	10/15/14	31,150	32,890
2	Federal National Mortgage Assn.	0.625%	10/30/14	29,040	29,177
2	Federal National Mortgage Assn.	2.625%	11/20/14	31,120	32,121
2	Federal National Mortgage Assn.	0.750%	12/19/14	50,882	51,210
2	Federal National Mortgage Assn.	0.375%	3/16/15	102,135	102,145
2	Federal National Mortgage Assn.	5.000%	4/15/15	1,260	1,364
2	Federal National Mortgage Assn.	0.500%	5/27/15	44,853	44,947
2	Federal National Mortgage Assn.	0.500%	7/2/15	29,578	29,620
2	Federal National Mortgage Assn.	2.375%	7/28/15	30,125	31,309
2	Federal National Mortgage Assn.	2.000%	9/21/15	12,000	12,387
2	Federal National Mortgage Assn.	0.500%	9/28/15	39,725	39,708
2	Federal National Mortgage Assn.	4.375%	10/15/15	17,755	19,293
2	Federal National Mortgage Assn.	1.625%	10/26/15	18,807	19,268
2	Federal National Mortgage Assn.	0.375%	12/21/15	29,225	29,064
2	Federal National Mortgage Assn.	8.200%	3/10/16	50	60
2	Federal National Mortgage Assn.	5.000%	3/15/16	5,850	6,520
2	Federal National Mortgage Assn.	0.500%	3/30/16	43,425	43,190
2	Federal National Mortgage Assn.	2.375%	4/11/16	68,040	71,151

5

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2	Federal National Mortgage Assn.	0.375%	7/5/16	30,000	29,639
2	Federal National Mortgage Assn.	5.250%	9/15/16	22,175	25,246
2	Federal National Mortgage Assn.	1.250%	9/28/16	55,325	55,978
2	Federal National Mortgage Assn.	1.375%	11/15/16	75,450	76,462
2	Federal National Mortgage Assn.	1.250%	1/30/17	25,100	25,232
2	Federal National Mortgage Assn.	5.000%	2/13/17	79,525	90,614
2	Federal National Mortgage Assn.	1.125%	4/27/17	117,975	117,734
2	Federal National Mortgage Assn.	5.000%	5/11/17	142,481	163,139
2	Federal National Mortgage Assn.	5.375%	6/12/17	91,420	105,977
2	Federal National Mortgage Assn.	0.875%	10/26/17	82,000	80,220
2	Federal National Mortgage Assn.	0.875%	12/20/17	50,000	48,729
2	Federal National Mortgage Assn.	0.875%	2/8/18	79,000	76,797
2	Federal National Mortgage Assn.	0.875%	5/21/18	106,175	102,547
2	Federal National Mortgage Assn.	0.000%	10/9/19	14,545	12,236
2	Federal National Mortgage Assn.	6.250%	5/15/29	4,295	5,569
2	Federal National Mortgage Assn.	7.125%	1/15/30	26,389	37,162
2	Federal National Mortgage Assn.	7.250%	5/15/30	47,677	68,232
2	Federal National Mortgage Assn.	6.625%	11/15/30	6,975	9,483
2	Federal National Mortgage Assn.	5.625%	7/15/37	7,765	9,699
1	Financing Corp.	9.800%	4/6/18	1,750	2,391
1	Financing Corp.	10.350%	8/3/18	4,900	6,918
1	Financing Corp.	9.650%	11/2/18	10,535	14,669
1	Financing Corp.	9.700%	4/5/19	1,575	2,221
	Israel Government AID Bond	5.500%	9/18/23	242	295
	Israel Government AID Bond	5.500%	12/4/23	3,213	3,928
	Israel Government AID Bond	5.500%	4/26/24	20,405	25,031
	Private Export Funding Corp.	3.050%	10/15/14	4,600	4,754
	Private Export Funding Corp.	4.950%	11/15/15	41	45
	Private Export Funding Corp.	1.375%	2/15/17	2,025	2,042
	Private Export Funding Corp.	2.250%	12/15/17	4,600	4,753
	Private Export Funding Corp.	4.375%	3/15/19	8,700	9,760
	Private Export Funding Corp.	1.450%	8/15/19	3,800	3,676
	Private Export Funding Corp.	4.300%	12/15/21	3,800	4,230
	Private Export Funding Corp.	2.800%	5/15/22	2,625	2,605
	Private Export Funding Corp.	2.050%	11/15/22	8,300	7,660
	Private Export Funding Corp.	2.450%	7/15/24	8,300	7,693
	Resolution Funding Corp.	8.125%	10/15/19	450	608
	Resolution Funding Corp.	8.875%	7/15/20	180	256
	Resolution Funding Corp.	8.625%	1/15/30	110	179
	Small Business Administration Variable Rate Interest
	Only Custodial Receipts (U.S. Government
	Guaranteed)	2.719%	7/15/17	4,449	12
1	Tennessee Valley Authority	5.500%	7/18/17	17,208	19,810
1	Tennessee Valley Authority	4.500%	4/1/18	6,325	7,159
1	Tennessee Valley Authority	3.875%	2/15/21	9,400	10,195
1	Tennessee Valley Authority	1.875%	8/15/22	7,300	6,701
1	Tennessee Valley Authority	6.750%	11/1/25	2,565	3,444
1	Tennessee Valley Authority	7.125%	5/1/30	27,055	37,452
1	Tennessee Valley Authority	4.650%	6/15/35	15,169	16,002
1	Tennessee Valley Authority	5.880%	4/1/36	9,850	12,139
1	Tennessee Valley Authority	6.150%	1/15/38	920	1,191
1	Tennessee Valley Authority	5.500%	6/15/38	2,550	3,015
1	Tennessee Valley Authority	5.250%	9/15/39	9,108	10,301
1	Tennessee Valley Authority	3.500%	12/15/42	9,000	7,601
1	Tennessee Valley Authority	4.875%	1/15/48	6,951	7,365
1	Tennessee Valley Authority	5.375%	4/1/56	6,250	7,034
1	Tennessee Valley Authority	4.625%	9/15/60	7,468	7,249
					4,592,782
Conventional Mortgage-Backed Securities (23.3%)
[2,3,4]	Fannie Mae Pool	2.000%	7/1/28	88,350	86,003
[2,3,4]	Fannie Mae Pool	2.500%	8/1/27–2/1/43	549,641	550,028
[2,3,4]	Fannie Mae Pool	3.000%	9/1/20–7/1/43	1,680,579	1,679,713
[2,3,4]	Fannie Mae Pool	3.500%	10/1/18–7/1/43	2,015,591	2,063,300
[2,3,4]	Fannie Mae Pool	4.000%	7/1/14–7/1/43	1,910,638	2,000,656

6

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2,3	Fannie Mae Pool	4.500%	1/1/18–7/1/43	1,423,831	1,512,415
[2,3,4]	Fannie Mae Pool	5.000%	3/1/17–7/1/43	1,221,784	1,319,499
[2,3,4]	Fannie Mae Pool	5.500%	2/1/14–7/1/43	1,015,644	1,109,691
2,3	Fannie Mae Pool	6.000%	7/1/13–10/1/40	748,331	819,963
2,3	Fannie Mae Pool	6.500%	12/1/13–10/1/39	248,977	279,295
2,3	Fannie Mae Pool	7.000%	3/1/14–11/1/38	75,620	85,938
2,3	Fannie Mae Pool	7.500%	4/1/15–12/1/32	5,596	6,228
2,3	Fannie Mae Pool	8.000%	6/1/15–9/1/31	1,812	2,011
2,3	Fannie Mae Pool	8.500%	9/1/15–5/1/32	716	806
2,3	Fannie Mae Pool	9.000%	2/1/17–8/1/30	205	224
2,3	Fannie Mae Pool	9.500%	3/1/17–11/1/25	235	269
2,3	Fannie Mae Pool	10.000%	10/1/14–12/1/17	10	12
2,3	Fannie Mae Pool	11.000%	9/1/19	1	1
[2,3,4]	Freddie Mac Gold Pool	2.000%	7/1/28	20,800	20,248
[2,3,4]	Freddie Mac Gold Pool	2.500%	3/1/27–3/1/43	441,118	440,031
[2,3,4]	Freddie Mac Gold Pool	3.000%	3/1/21–7/1/43	862,862	860,911
[2,3,4]	Freddie Mac Gold Pool	3.500%	8/1/25–7/1/43	1,110,634	1,133,617
[2,3,4]	Freddie Mac Gold Pool	4.000%	9/1/13–7/1/43	1,134,508	1,184,092
[2,3,4]	Freddie Mac Gold Pool	4.500%	12/1/17–7/1/43	989,590	1,044,294
[2,3,4]	Freddie Mac Gold Pool	5.000%	4/1/14–7/1/43	756,257	808,864
2,3	Freddie Mac Gold Pool	5.500%	12/1/13–6/1/41	707,972	764,030
[2,3,4]	Freddie Mac Gold Pool	6.000%	7/1/13–7/1/43	447,076	487,176
2,3	Freddie Mac Gold Pool	6.500%	8/1/13–9/1/39	139,569	156,020
2,3	Freddie Mac Gold Pool	7.000%	7/1/13–12/1/38	36,034	41,081
2,3	Freddie Mac Gold Pool	7.500%	10/1/14–2/1/32	3,305	3,701
2,3	Freddie Mac Gold Pool	8.000%	12/1/14–1/1/32	3,124	3,505
2,3	Freddie Mac Gold Pool	8.500%	3/1/21–7/1/31	589	675
2,3	Freddie Mac Gold Pool	9.000%	7/1/20–3/1/31	434	484
2,3	Freddie Mac Gold Pool	9.500%	4/1/16–6/1/25	80	89
2,3	Freddie Mac Gold Pool	10.000%	10/1/16–4/1/25	9	10
2,3	Freddie Mac Non Gold Pool	8.000%	2/1/17–6/1/17	5	5
2,3	Freddie Mac Non Gold Pool	8.500%	6/1/18	16	18
2,3	Freddie Mac Non Gold Pool	9.500%	10/1/18–3/1/20	3	3
3,4	Ginnie Mae I Pool	3.000%	1/15/26–7/1/43	184,643	183,284
3	Ginnie Mae I Pool	3.500%	11/15/25–5/15/43	261,100	269,435
3,4	Ginnie Mae I Pool	4.000%	8/15/18–7/1/43	463,018	486,802
3,4	Ginnie Mae I Pool	4.500%	5/15/18–7/1/43	633,689	674,532
3	Ginnie Mae I Pool	4.750%	8/15/33	15	15
3	Ginnie Mae I Pool	5.000%	1/15/17–7/1/43	399,612	432,343
3,4	Ginnie Mae I Pool	5.500%	3/15/15–7/1/43	256,647	280,904
3	Ginnie Mae I Pool	6.000%	10/15/13–6/15/41	191,756	212,873
3	Ginnie Mae I Pool	6.500%	9/15/13–1/15/39	56,051	64,058
3	Ginnie Mae I Pool	7.000%	1/15/14–9/15/36	11,123	12,569
3	Ginnie Mae I Pool	7.250%	9/15/25	36	38
3	Ginnie Mae I Pool	7.500%	5/15/17–6/15/32	4,499	5,003
3	Ginnie Mae I Pool	7.750%	2/15/30	3	3
3	Ginnie Mae I Pool	8.000%	8/15/16–12/15/30	3,159	3,512
3	Ginnie Mae I Pool	8.250%	6/15/27	2	3
3	Ginnie Mae I Pool	8.500%	1/15/17–3/15/31	689	751
3	Ginnie Mae I Pool	9.000%	5/15/16–2/15/31	1,026	1,114
3	Ginnie Mae I Pool	9.500%	7/15/16–9/15/25	284	324
3	Ginnie Mae I Pool	10.000%	2/15/18–2/15/25	105	114
3	Ginnie Mae I Pool	10.500%	7/15/15–4/15/25	68	71
3	Ginnie Mae I Pool	11.000%	9/15/15–11/15/15	4	4
3	Ginnie Mae I Pool	11.500%	8/15/15–4/15/16	2	2
3	Ginnie Mae II Pool	2.500%	2/20/28	17,161	17,445
3,4	Ginnie Mae II Pool	3.000%	10/20/26–7/1/43	607,868	603,847
3,4	Ginnie Mae II Pool	3.500%	9/20/25–7/1/43	1,255,579	1,291,513
3,4	Ginnie Mae II Pool	4.000%	9/20/25–7/1/43	785,003	825,611
3	Ginnie Mae II Pool	4.500%	4/20/18–7/1/43	866,848	929,608
3,4	Ginnie Mae II Pool	5.000%	12/20/32–7/1/43	604,541	659,104
3	Ginnie Mae II Pool	5.500%	8/20/23–9/20/41	190,892	208,501

7

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	Ginnie Mae II Pool	6.000%	7/20/23–12/20/41	116,560	129,478
3	Ginnie Mae II Pool	6.500%	12/20/23–9/20/40	52,621	60,352
3	Ginnie Mae II Pool	7.000%	3/20/28–11/20/38	7,923	9,012
3	Ginnie Mae II Pool	7.500%	8/20/30	7	8
3	Ginnie Mae II Pool	8.500%	10/20/30	16	19
					25,827,158
Nonconventional Mortgage-Backed Securities (0.8%)
[2,3,5]	Fannie Mae Pool	1.563%	4/1/37	2,198	2,290
2,3	Fannie Mae Pool	2.205%	9/1/42	12,104	12,440
2,3	Fannie Mae Pool	2.206%	12/1/41	10,043	10,572
[2,3,5]	Fannie Mae Pool	2.220%	1/1/35	361	380
[2,3,5]	Fannie Mae Pool	2.235%	6/1/37	1,783	1,885
2,3	Fannie Mae Pool	2.239%	10/1/42	9,047	9,176
[2,3,5]	Fannie Mae Pool	2.245%	12/1/35	13	13
[2,3,5]	Fannie Mae Pool	2.315%	12/1/36	44	46
[2,3,5]	Fannie Mae Pool	2.317%	5/1/36	170	182
[2,3,5]	Fannie Mae Pool	2.335%	2/1/37	6	7
[2,3,5]	Fannie Mae Pool	2.348%	8/1/37	2,929	3,095
[2,3,5]	Fannie Mae Pool	2.392%	5/1/33–12/1/35	1,869	1,992
[2,3,5]	Fannie Mae Pool	2.400%	11/1/32	21	22
[2,3,5]	Fannie Mae Pool	2.420%	9/1/37	2,120	2,276
2,3	Fannie Mae Pool	2.422%	5/1/42	11,843	12,230
[2,3,5]	Fannie Mae Pool	2.440%	11/1/36	49	52
[2,3,5]	Fannie Mae Pool	2.480%	9/1/33	10	11
2,3	Fannie Mae Pool	2.522%	12/1/40	5,319	5,465
2,3	Fannie Mae Pool	2.538%	10/1/40	8,434	8,670
[2,3,5]	Fannie Mae Pool	2.550%	1/1/35	2,495	2,692
[2,3,5]	Fannie Mae Pool	2.556%	2/1/36	2,763	2,822
[2,3,5]	Fannie Mae Pool	2.567%	4/1/37	382	406
[2,3,5]	Fannie Mae Pool	2.575%	4/1/36	1,391	1,444
[2,3,5]	Fannie Mae Pool	2.590%	4/1/36	457	485
[2,3,5]	Fannie Mae Pool	2.592%	4/1/37	509	550
[2,3,5]	Fannie Mae Pool	2.608%	5/1/35	2,051	2,176
2,3	Fannie Mae Pool	2.610%	12/1/41	10,407	10,894
2,3	Fannie Mae Pool	2.612%	11/1/41	9,843	10,227
[2,3,5]	Fannie Mae Pool	2.625%	10/1/34	26	28
[2,3,5]	Fannie Mae Pool	2.627%	2/1/36	1,494	1,604
[2,3,5]	Fannie Mae Pool	2.649%	9/1/34	1,234	1,307
[2,3,5]	Fannie Mae Pool	2.667%	1/1/37	2,566	2,769
2,3	Fannie Mae Pool	2.686%	1/1/42	10,323	10,720
[2,3,5]	Fannie Mae Pool	2.717%	8/1/35	2,833	3,029
2,3	Fannie Mae Pool	2.794%	3/1/42	10,592	10,960
[2,3,5]	Fannie Mae Pool	2.810%	11/1/33	2,314	2,522
2,3	Fannie Mae Pool	2.815%	1/1/42	6,777	6,970
[2,3,5]	Fannie Mae Pool	2.818%	7/1/35	1,554	1,625
2,3	Fannie Mae Pool	2.825%	3/1/41	7,391	7,647
2,3	Fannie Mae Pool	2.843%	11/1/41	9,807	10,145
2,3	Fannie Mae Pool	2.904%	12/1/40	4,895	5,015
2,3	Fannie Mae Pool	2.930%	5/1/42	1,674	1,778
[2,3,5]	Fannie Mae Pool	2.935%	9/1/33	33	36
2,3	Fannie Mae Pool	3.020%	3/1/41	9,819	10,189
2,3	Fannie Mae Pool	3.031%	3/1/42	2,445	2,588
2,3	Fannie Mae Pool	3.034%	2/1/41	4,223	4,331
2,3	Fannie Mae Pool	3.051%	2/1/42	10,020	10,577
[2,3,5]	Fannie Mae Pool	3.096%	10/1/36	1,753	1,918
2,3	Fannie Mae Pool	3.124%	2/1/41	4,927	5,122
2,3	Fannie Mae Pool	3.151%	12/1/40–2/1/41	11,413	11,784
2,3	Fannie Mae Pool	3.172%	9/1/40	7,317	7,604
2,3	Fannie Mae Pool	3.201%	12/1/40	6,695	6,960
2,3	Fannie Mae Pool	3.223%	8/1/40	7,098	7,378
2,3	Fannie Mae Pool	3.241%	10/1/40	9,153	9,520
2,3	Fannie Mae Pool	3.264%	1/1/41	6,123	6,402
2,3	Fannie Mae Pool	3.281%	5/1/41	7,722	8,038
2,3	Fannie Mae Pool	3.283%	1/1/40	4,339	4,515

8

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2,3	Fannie Mae Pool	3.293%	11/1/40	3,625	3,771
2,3	Fannie Mae Pool	3.341%	8/1/42	10,239	10,726
2,3	Fannie Mae Pool	3.394%	1/1/40	9,330	9,713
2,3	Fannie Mae Pool	3.404%	5/1/40	2,937	3,064
2,3	Fannie Mae Pool	3.436%	12/1/39	14,329	14,918
2,3	Fannie Mae Pool	3.490%	10/1/39	2,899	3,024
[2,3,5]	Fannie Mae Pool	3.492%	7/1/34	604	648
2,3	Fannie Mae Pool	3.496%	5/1/40	2,425	2,534
2,3	Fannie Mae Pool	3.542%	3/1/40	10,219	10,673
2,3	Fannie Mae Pool	3.560%	7/1/41	10,036	10,641
2,3	Fannie Mae Pool	3.580%	8/1/39	3,454	3,610
2,3	Fannie Mae Pool	3.583%	6/1/41	1,892	1,951
2,3	Fannie Mae Pool	3.588%	11/1/39	1,754	1,830
2,3	Fannie Mae Pool	3.604%	4/1/41	6,363	6,443
2,3	Fannie Mae Pool	3.627%	11/1/39	4,025	4,202
2,3	Fannie Mae Pool	3.669%	7/1/39	2,165	2,259
[2,3,5]	Fannie Mae Pool	3.688%	6/1/36	172	183
2,3	Fannie Mae Pool	3.695%	5/1/40	11,626	12,168
2,3	Fannie Mae Pool	3.747%	6/1/41	7,454	7,713
2,3	Fannie Mae Pool	3.780%	2/1/40	13,668	14,305
2,3	Fannie Mae Pool	3.814%	9/1/40	8,301	8,745
[2,3,5]	Fannie Mae Pool	4.208%	11/1/34	1,877	1,980
2,3	Fannie Mae Pool	4.218%	12/1/39	9,451	10,138
[2,3,5]	Fannie Mae Pool	4.543%	10/1/38	6,080	6,468
2,3	Fannie Mae Pool	4.865%	7/1/38	1,455	1,553
2,3	Fannie Mae Pool	4.914%	12/1/33	1,014	1,075
2,3	Fannie Mae Pool	4.979%	1/1/35	12	12
2,3	Fannie Mae Pool	5.033%	11/1/33	731	776
2,3	Fannie Mae Pool	5.066%	3/1/38	3,089	3,310
2,3	Fannie Mae Pool	5.139%	10/1/37	73	78
2,3	Fannie Mae Pool	5.216%	6/1/35	35	37
2,3	Fannie Mae Pool	5.228%	11/1/35	5	5
2,3	Fannie Mae Pool	5.238%	7/1/36	2,133	2,286
[2,3,5]	Fannie Mae Pool	5.253%	11/1/39	5,101	5,532
2,3	Fannie Mae Pool	5.259%	7/1/38	427	449
2,3	Fannie Mae Pool	5.383%	8/1/39	9,624	10,415
2,3	Fannie Mae Pool	5.464%	4/1/37	210	224
2,3	Fannie Mae Pool	5.590%	5/1/36	1,606	1,728
2,3	Fannie Mae Pool	5.684%	4/1/37	3,135	3,369
2,3	Fannie Mae Pool	5.776%	12/1/37	3,615	3,902
2,3	Fannie Mae Pool	5.793%	10/1/37	2,860	3,074
2,3	Fannie Mae Pool	5.904%	1/1/37	180	193
2,3	Fannie Mae Pool	6.013%	7/1/37	656	703
2,3	Fannie Mae Pool	6.024%	11/1/36	1,771	1,897
2,3	Fannie Mae Pool	6.128%	10/1/37	4,727	5,103
[2,3,5]	Freddie Mac Non Gold Pool	1.855%	6/1/37	1,841	1,892
[2,3,5]	Freddie Mac Non Gold Pool	2.074%	3/1/37	651	676
[2,3,5]	Freddie Mac Non Gold Pool	2.147%	5/1/37	150	160
[2,3,5]	Freddie Mac Non Gold Pool	2.186%	1/1/37	2,866	3,047
[2,3,5]	Freddie Mac Non Gold Pool	2.216%	7/1/35	1,893	2,007
[2,3,5]	Freddie Mac Non Gold Pool	2.250%	6/1/35	7	8
[2,3,5]	Freddie Mac Non Gold Pool	2.376%	11/1/34	2,779	2,999
[2,3,5]	Freddie Mac Non Gold Pool	2.398%	6/1/36	11	12
[2,3,5]	Freddie Mac Non Gold Pool	2.436%	4/1/37	51	54
[2,3,5]	Freddie Mac Non Gold Pool	2.445%	3/1/37	144	155
[2,3,5]	Freddie Mac Non Gold Pool	2.448%	8/1/37	158	169
[2,3,5]	Freddie Mac Non Gold Pool	2.546%	12/1/34	45	48
[2,3,5]	Freddie Mac Non Gold Pool	2.566%	3/1/36	56	59
2,3	Freddie Mac Non Gold Pool	2.579%	2/1/42	5,380	5,554
[2,3,5]	Freddie Mac Non Gold Pool	2.602%	1/1/35–4/1/35	602	649
[2,3,5]	Freddie Mac Non Gold Pool	2.625%	4/1/33	22	24
2,3	Freddie Mac Non Gold Pool	2.628%	12/1/40	4,132	4,259
[2,3,5]	Freddie Mac Non Gold Pool	2.688%	10/1/37	2,015	2,131
[2,3,5]	Freddie Mac Non Gold Pool	2.695%	5/1/33	76	81

9

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2,3	Freddie Mac Non Gold Pool	2.700%	11/1/40	3,296	3,405
2,3	Freddie Mac Non Gold Pool	2.701%	12/1/40	9,102	9,393
[2,3,5]	Freddie Mac Non Gold Pool	2.715%	3/1/36	18	19
[2,3,5]	Freddie Mac Non Gold Pool	2.720%	12/1/34	2,012	2,131
[2,3,5]	Freddie Mac Non Gold Pool	2.724%	6/1/37	2,187	2,354
[2,3,5]	Freddie Mac Non Gold Pool	2.741%	12/1/35	1,661	1,764
[2,3,5]	Freddie Mac Non Gold Pool	2.745%	12/1/34	28	29
[2,3,5]	Freddie Mac Non Gold Pool	2.770%	12/1/36	3,060	3,249
2,3	Freddie Mac Non Gold Pool	2.784%	1/1/41	6,832	7,015
2,3	Freddie Mac Non Gold Pool	2.925%	2/1/41	10,648	11,060
2,3	Freddie Mac Non Gold Pool	2.957%	2/1/41	2,594	2,694
[2,3,5]	Freddie Mac Non Gold Pool	3.020%	8/1/37	4,201	4,528
2,3	Freddie Mac Non Gold Pool	3.089%	3/1/41	3,857	4,012
2,3	Freddie Mac Non Gold Pool	3.094%	6/1/41	4,422	4,599
2,3	Freddie Mac Non Gold Pool	3.139%	11/1/40	6,513	6,779
2,3	Freddie Mac Non Gold Pool	3.266%	6/1/40	4,277	4,457
2,3	Freddie Mac Non Gold Pool	3.348%	5/1/40	1,528	1,595
2,3	Freddie Mac Non Gold Pool	3.373%	6/1/41	923	976
2,3	Freddie Mac Non Gold Pool	3.424%	4/1/40	6,048	6,304
2,3	Freddie Mac Non Gold Pool	3.433%	3/1/42	6,320	6,639
2,3	Freddie Mac Non Gold Pool	3.444%	5/1/40	1,938	2,022
2,3	Freddie Mac Non Gold Pool	3.480%	8/1/40	7,914	8,317
2,3	Freddie Mac Non Gold Pool	3.557%	11/1/39	9,537	9,960
2,3	Freddie Mac Non Gold Pool	3.613%	6/1/40	7,265	7,587
2,3	Freddie Mac Non Gold Pool	3.631%	1/1/40–6/1/40	10,095	10,556
2,3	Freddie Mac Non Gold Pool	3.680%	9/1/40	7,726	8,075
2,3	Freddie Mac Non Gold Pool	4.011%	12/1/39	1,450	1,528
2,3	Freddie Mac Non Gold Pool	4.025%	3/1/40	12,171	12,770
2,3	Freddie Mac Non Gold Pool	4.679%	6/1/34–5/1/38	609	648
2,3	Freddie Mac Non Gold Pool	4.889%	12/1/35	5,214	5,490
2,3	Freddie Mac Non Gold Pool	5.079%	10/1/36	2,566	2,690
2,3	Freddie Mac Non Gold Pool	5.100%	7/1/38	3,657	3,905
2,3	Freddie Mac Non Gold Pool	5.102%	3/1/37	640	684
2,3	Freddie Mac Non Gold Pool	5.141%	5/1/36	2,730	2,825
2,3	Freddie Mac Non Gold Pool	5.206%	8/1/34	6	6
2,3	Freddie Mac Non Gold Pool	5.236%	11/1/33	7	7
2,3	Freddie Mac Non Gold Pool	5.237%	3/1/38	5,697	6,118
2,3	Freddie Mac Non Gold Pool	5.354%	1/1/38	1,050	1,125
2,3	Freddie Mac Non Gold Pool	5.465%	3/1/37	436	447
2,3	Freddie Mac Non Gold Pool	5.484%	2/1/36	1,544	1,643
2,3	Freddie Mac Non Gold Pool	5.633%	3/1/37	1,890	2,024
2,3	Freddie Mac Non Gold Pool	5.727%	9/1/37	5,455	5,883
2,3	Freddie Mac Non Gold Pool	5.745%	11/1/36	738	780
2,3	Freddie Mac Non Gold Pool	5.780%	10/1/37	57	62
2,3	Freddie Mac Non Gold Pool	5.819%	5/1/37	5,300	5,711
2,3	Freddie Mac Non Gold Pool	5.822%	6/1/37	3,383	3,627
2,3	Freddie Mac Non Gold Pool	6.005%	12/1/36	1,313	1,408
2,3	Freddie Mac Non Gold Pool	6.035%	1/1/37	1,386	1,481
2,3	Freddie Mac Non Gold Pool	6.104%	12/1/36	2,855	3,080
2,3	Freddie Mac Non Gold Pool	6.206%	8/1/37	1,040	1,120
2,3	Freddie Mac Non Gold Pool	6.365%	2/1/37	726	780
3,5	Ginnie Mae II Pool	1.750%	6/20/29	195	201
3	Ginnie Mae II Pool	2.500%	1/20/41–1/20/42	65,788	68,953
3,4	Ginnie Mae II Pool	3.000%	12/20/40–11/20/41	38,475	40,515
3,4	Ginnie Mae II Pool	3.500%	10/20/39–8/20/41	22,667	24,017
3	Ginnie Mae II Pool	3.750%	1/20/40	4,456	4,638
3,4	Ginnie Mae II Pool	4.000%	9/20/39–10/20/41	39,296	41,242
3,4	Ginnie Mae II Pool	5.000%	7/20/38–10/20/38	1,976	2,048

					863,968

Total U.S. Government and Agency Obligations (Cost $74,150,983)					75,378,317

Asset-Backed/Commercial Mortgage-Backed Securities (2.6%)
3	AEP Texas Central Transition Funding II LLC 2006-A	5.170%	1/1/18	3,251	3,658

10

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	Ally Auto Receivables Trust 2011-2	1.980%	4/15/16	7,275	7,368
3	Ally Auto Receivables Trust 2011-4	1.140%	6/15/16	3,071	3,086
3	Ally Auto Receivables Trust 2012-5	0.850%	1/16/18	6,120	6,137
3	AmeriCredit Automobile Receivables Trust 2013-3	0.920%	4/9/18	2,960	2,958
3	AmeriCredit Automobile Receivables Trust 2012-1	1.230%	9/8/16	1,525	1,532
3	AmeriCredit Automobile Receivables Trust 2013-1	0.610%	10/10/17	1,801	1,787
3	AmeriCredit Automobile Receivables Trust 2013-2	0.650%	12/8/17	1,162	1,156
3	Banc of America Commercial Mortgage Trust 2004-2	4.153%	11/10/38	2,182	2,204
3	Banc of America Commercial Mortgage Trust 2004-3	5.743%	6/10/39	10,643	10,977
3	Banc of America Commercial Mortgage Trust 2004-4	4.877%	7/10/42	19,991	20,448
3	Banc of America Commercial Mortgage Trust 2005-1	5.284%	11/10/42	5,891	5,986
3	Banc of America Commercial Mortgage Trust 2005-5	5.115%	10/10/45	16,101	17,517
3	Banc of America Commercial Mortgage Trust 2005-6	5.358%	9/10/47	3,540	3,631
3	Banc of America Commercial Mortgage Trust 2005-6	5.358%	9/10/47	3,500	3,750
3	Banc of America Commercial Mortgage Trust 2006-1	5.372%	9/10/45	20,200	22,029
3	Banc of America Commercial Mortgage Trust 2006-1	5.421%	9/10/45	185	198
3	Banc of America Commercial Mortgage Trust 2006-2	5.919%	5/10/45	11,600	12,794
3	Banc of America Commercial Mortgage Trust 2006-2	5.954%	5/10/45	3,290	3,151
3	Banc of America Commercial Mortgage Trust 2006-3	5.889%	7/10/44	700	774
3	Banc of America Commercial Mortgage Trust 2006-4	5.634%	7/10/46	25,675	28,279
3	Banc of America Commercial Mortgage Trust 2006-5	5.390%	9/10/47	320	335
3	Banc of America Commercial Mortgage Trust 2006-5	5.414%	9/10/47	11,525	12,552
3	Banc of America Commercial Mortgage Trust 2006-5	5.448%	9/10/47	2,175	2,254
3	Banc of America Commercial Mortgage Trust 2007-1	5.482%	1/15/49	6,210	6,457
3	Banc of America Commercial Mortgage Trust 2008-1	6.395%	2/10/51	21,550	24,809
6	Banco Bilbao Vizcaya Argentaria SA	5.750%	7/20/17	1,975	2,084
6	Bank of Scotland plc	5.250%	2/21/17	12,135	13,622
3	Bear Stearns Commercial Mortgage Securities Trust
	2002-TOP8	4.830%	8/15/38	246	245
3	Bear Stearns Commercial Mortgage Securities Trust
	2003-TOP12	4.680%	8/13/39	6,515	6,545
3	Bear Stearns Commercial Mortgage Securities Trust
	2004-PWR6	4.825%	11/11/41	495	514
3	Bear Stearns Commercial Mortgage Securities Trust
	2004-PWR6	4.868%	11/11/41	2,300	2,388
3	Bear Stearns Commercial Mortgage Securities Trust
	2004-TOP14	5.200%	1/12/41	2,686	2,733
3	Bear Stearns Commercial Mortgage Securities Trust
	2005-PWR10	5.405%	12/11/40	5,239	5,699
3	Bear Stearns Commercial Mortgage Securities Trust
	2005-PWR8	4.750%	6/11/41	4,175	4,324
3	Bear Stearns Commercial Mortgage Securities Trust
	2005-PWR9	4.871%	9/11/42	25	27
3	Bear Stearns Commercial Mortgage Securities Trust
	2005-TOP18	4.933%	2/13/42	2,836	2,998
3	Bear Stearns Commercial Mortgage Securities Trust
	2005-TOP20	5.296%	10/12/42	3,215	3,453
3	Bear Stearns Commercial Mortgage Securities Trust
	2006-PWR11	5.611%	3/11/39	24,500	26,588
3	Bear Stearns Commercial Mortgage Securities Trust
	2006-PWR12	5.902%	9/11/38	260	285
3	Bear Stearns Commercial Mortgage Securities Trust
	2006-PWR12	5.941%	9/11/38	5,500	5,934
3	Bear Stearns Commercial Mortgage Securities Trust
	2006-PWR13	5.582%	9/11/41	1,625	1,783
3	Bear Stearns Commercial Mortgage Securities Trust
	2006-TOP22	5.766%	4/12/38	21,037	23,207
3	Bear Stearns Commercial Mortgage Securities Trust
	2006-TOP22	5.766%	4/12/38	4,525	4,861
3	Bear Stearns Commercial Mortgage Securities Trust
	2006-TOP24	5.568%	10/12/41	8,375	9,122
3	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR16	5.853%	6/11/40	7,851	7,923

11

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR16	5.905%	6/11/40	6,275	6,821
3	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR17	5.694%	6/11/50	21,900	24,755
3	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR17	5.915%	6/11/50	6,853	7,609
3	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR18	5.613%	6/11/50	3,038	3,043
3	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR18	5.700%	6/11/50	10,400	11,836
3	Bear Stearns Commercial Mortgage Securities Trust
	2007-TOP26	5.471%	1/12/45	5,340	6,017
3	Bear Stearns Commercial Mortgage Securities Trust
	2007-TOP26	5.513%	1/12/45	6,280	6,640
3	Bear Stearns Commercial Mortgage Securities Trust
	2007-TOP28	5.742%	9/11/42	15,900	18,240
3	Bear Stearns Commercial Mortgage Securities Trust
	2007-TOP28	5.793%	9/11/42	4,394	4,525
3	Capital Auto Receivables Asset Trust 2013-1	0.790%	6/20/17	3,603	3,574
3	Capital One Multi-asset Execution Trust 2006-A3	5.050%	12/17/18	36,645	40,549
3	Capital One Multi-asset Execution Trust 2007-A7	5.750%	7/15/20	10,300	11,989
3	CarMax Auto Owner Trust 2012-3	0.790%	4/16/18	2,450	2,427
3	CarMax Auto Owner Trust 2013-2	0.640%	1/16/18	3,604	3,582
3	CarMax Auto Owner Trust 2013-2	0.840%	11/15/18	1,502	1,471
3	CD 2005-CD1 Commercial Mortgage Trust	5.392%	7/15/44	18,000	19,375
3	CD 2005-CD1 Commercial Mortgage Trust	5.392%	7/15/44	7,000	7,479
3	CD 2006-CD2 Mortgage Trust	5.484%	1/15/46	680	733
3	CD 2006-CD3 Mortgage Trust	5.617%	10/15/48	10,960	12,103
3	CD 2006-CD3 Mortgage Trust	5.648%	10/15/48	8,575	9,332
3	CD 2007-CD4 Commercial Mortgage Trust	5.205%	12/11/49	3,878	3,903
3	CD 2007-CD4 Commercial Mortgage Trust	5.322%	12/11/49	13,050	14,371
3	CD 2007-CD5 Mortgage Trust	5.886%	11/15/44	18,251	20,603
3	CenterPoint Energy Transition Bond Co. II LLC 2005-A	5.170%	8/1/19	2,029	2,245
3	CenterPoint Energy Transition Bond Co. II LLC 2005-A	5.302%	8/1/20	1,184	1,386
3	CenterPoint Energy Transition Bond Co. IV, LLC 2012-1	3.028%	10/15/25	9,483	9,384
3	Chase Issuance Trust 2006-A2	5.160%	4/16/18	14,352	15,949
3	Chase Issuance Trust 2008-A11	5.400%	7/15/15	10,025	10,042
3	Chase Issuance Trust 2012-A5	0.590%	8/15/17	5,845	5,833
3	Chase Issuance Trust 2012-A7	2.160%	9/16/24	17,440	16,294
3	Citibank Credit Card Issuance Trust 2003-A7	4.150%	7/7/17	9,185	9,843
3	Citibank Credit Card Issuance Trust 2004-A8	4.900%	12/12/16	10,512	11,172
3	Citibank Credit Card Issuance Trust 2005-A2	4.850%	3/10/17	4,650	4,989
3	Citibank Credit Card Issuance Trust 2005-A9	5.100%	11/20/17	13,301	14,635
3	Citibank Credit Card Issuance Trust 2007-A8	5.650%	9/20/19	10,600	12,327
3	Citibank Credit Card Issuance Trust 2008-A1	5.350%	2/7/20	11,546	13,307
3	Citibank Credit Card Issuance Trust 2009-A4	4.900%	6/23/16	20,125	20,938
3	Citigroup Commercial Mortgage Trust 2004-C2	4.623%	10/15/41	1,413	1,407
3	Citigroup Commercial Mortgage Trust 2005-C3	4.830%	5/15/43	6,990	7,300
3	Citigroup Commercial Mortgage Trust 2006-C4	5.939%	3/15/49	12,620	13,694
3	Citigroup Commercial Mortgage Trust 2006-C4	5.939%	3/15/49	2,500	2,699
3	Citigroup Commercial Mortgage Trust 2006-C5	5.431%	10/15/49	3,625	4,004
3	Citigroup Commercial Mortgage Trust 2006-C5	5.462%	10/15/49	3,375	3,631
3	Citigroup Commercial Mortgage Trust 2007-C6	5.885%	12/10/49	20,075	22,718
3	Citigroup Commercial Mortgage Trust 2008-C7	6.339%	12/10/49	22,115	25,263
3	Citigroup Commercial Mortgage Trust 2012-GC8	3.024%	9/10/45	5,450	5,159
3	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	2,300	2,164
3	Citigroup Commercial Mortgage Trust 2013-GC11	3.422%	4/10/46	2,000	1,961
3	COBALT CMBS Commercial Mortgage Trust 2007-C2	5.484%	4/15/47	3,185	3,531
3	COBALT CMBS Commercial Mortgage Trust 2007-C3	5.985%	5/15/46	11,775	13,362
3	COMM 2004-LNB2 Mortgage Trust	4.715%	3/10/39	16,547	16,805
3	COMM 2005-C6 Mortgage Trust	5.116%	6/10/44	22,303	23,703
3	COMM 2006-C7 Mortgage Trust	5.940%	6/10/46	19,200	21,372
3	COMM 2006-C7 Mortgage Trust	5.965%	6/10/46	4,025	4,289

12

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	COMM 2006-C8 Mortgage Trust	5.248%	12/10/46	748	749
3	COMM 2007-C9 Mortgage Trust	5.993%	12/10/49	17,413	19,790
3	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	2,485	2,375
3	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	2,950	2,886
3	COMM 2012-CCRE3 Mortgage Trust	2.822%	11/15/45	5,000	4,651
3	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	5,150	4,781
3	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	1,500	1,380
3	COMM 2013-CCRE6 Mortgage Trust	3.101%	3/10/46	2,908	2,770
3	COMM 2013-CCRE7 Mortgage Trust	3.213%	3/10/46	2,300	2,183
3	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	4,586	4,278
3	COMM 2013-LC6 Mortgage Trust	3.282%	1/10/46	2,547	2,531
3,6	COMM 2012-CCRE3 Mortgage Trust	3.416%	11/15/45	3,548	3,458
3	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	3,262	3,197
3,6	Commercial Mortgages Lease-Backed Certificates
	Series 2001-CMLB-1	6.746%	6/20/31	4,478	4,690
3	Credit Suisse Commercial Mortgage Trust 2006-C1	5.569%	2/15/39	4,435	4,552
3	Credit Suisse Commercial Mortgage Trust 2006-C1	5.569%	2/15/39	7,675	8,198
3	Credit Suisse Commercial Mortgage Trust 2006-C1	5.569%	2/15/39	17,565	19,144
3	Credit Suisse Commercial Mortgage Trust 2006-C3	5.989%	6/15/38	4,266	4,585
3	Credit Suisse Commercial Mortgage Trust 2006-C3	5.989%	6/15/38	18,375	20,276
3	Credit Suisse Commercial Mortgage Trust 2006-C4	5.509%	9/15/39	1,725	1,825
3	Credit Suisse Commercial Mortgage Trust 2006-C5	5.311%	12/15/39	15,020	16,670
3	Credit Suisse Commercial Mortgage Trust 2007-C1	5.383%	2/15/40	6,450	7,192
3	Credit Suisse Commercial Mortgage Trust 2007-C3	5.871%	6/15/39	17,627	20,142
3	CSFB Commercial Mortgage Trust 2004-C1	4.750%	1/15/37	14,039	14,189
3	CSFB Commercial Mortgage Trust 2005-C1	5.014%	2/15/38	13,856	14,436
3	CSFB Commercial Mortgage Trust 2005-C1	5.075%	2/15/38	4,724	4,795
3	CSFB Commercial Mortgage Trust 2005-C3	4.645%	7/15/37	157	161
3	CSFB Commercial Mortgage Trust 2005-C4	5.190%	8/15/38	3,400	3,452
3	CSFB Commercial Mortgage Trust 2005-C5	5.100%	8/15/38	1,565	1,651
3	CSFB Commercial Mortgage Trust 2005-C5	5.100%	8/15/38	18,225	19,468
3	CSFB Commercial Mortgage Trust 2005-C6	5.230%	12/15/40	3,290	3,272
3	Discover Card Execution Note Trust 2007-A1	5.650%	3/16/20	14,891	17,286
2	Federal Housing Administration	7.430%	10/1/20	2	2
3	Ford Credit Auto Owner Trust 2009-E	2.420%	11/15/14	1,873	1,880
3	Ford Credit Auto Owner Trust 2010-A	2.150%	6/15/15	11,551	11,623
3	Ford Credit Auto Owner Trust 2011-A	1.650%	5/15/16	2,025	2,041
3	Ford Credit Auto Owner Trust 2012-A	1.150%	6/15/17	6,825	6,878
3	Ford Credit Auto Owner Trust 2012-B	0.720%	12/15/16	1,100	1,101
3	Ford Credit Auto Owner Trust 2013-A	0.550%	7/15/17	4,608	4,585
3	Ford Credit Auto Owner Trust 2013-B	0.570%	10/15/17	3,000	2,985
3	Ford Credit Auto Owner Trust 2013-B	0.760%	8/15/18	1,500	1,477
3	GE Capital Credit Card Master Note Trust Series
	2012-7	1.760%	9/15/22	6,545	6,339
3	GE Commercial Mortgage Corp. Series 2005-C1 Trust	4.578%	6/10/48	262	266
3	GE Commercial Mortgage Corp. Series 2005-C3 Trust	4.974%	7/10/45	9,275	9,928
3	GE Commercial Mortgage Corp. Series 2005-C4 Trust	5.471%	11/10/45	7,048	7,505
3	GE Commercial Mortgage Corp. Series 2006-C1 Trust	5.470%	3/10/44	22,040	23,956
3	GE Commercial Mortgage Corp. Series 2006-C1 Trust	5.470%	3/10/44	6,675	7,225
3	GE Commercial Mortgage Corp. Series 2007-C1 Trust	5.543%	12/10/49	5,925	6,582
3	GMAC Commercial Mortgage Securities Inc. Series
	2003-C2 Trust	5.637%	5/10/40	506	505
3	GMAC Commercial Mortgage Securities Inc. Series
	2003-C3 Trust	5.023%	4/10/40	803	810

13

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	GMAC Commercial Mortgage Securities Inc. Series
	2004-C1 Trust	4.908%	3/10/38	2,625	2,673
3	GMAC Commercial Mortgage Securities Inc. Series
	2004-C3 Trust	4.864%	12/10/41	4,150	4,340
3	GMAC Commercial Mortgage Securities Inc. Series
	2005-C1 Trust	4.754%	5/10/43	1,650	1,713
3	Commercial Mortgage Trust 2003-C2	4.915%	1/5/36	7,423	7,482
3	Commercial Mortgage Trust 2004-GG1	5.317%	6/10/36	12,581	12,835
3	Commercial Mortgage Trust 2005-GG3	4.799%	8/10/42	23,400	24,501
3	Commercial Mortgage Trust 2005-GG3	4.859%	8/10/42	3,850	3,925
3	Commercial Mortgage Trust 2005-GG5	5.224%	4/10/37	18,908	20,239
3	Commercial Mortgage Trust 2005-GG5	5.277%	4/10/37	4,475	4,738
3	Commercial Mortgage Trust 2006-GG7	6.056%	7/10/38	2,600	2,882
3	Commercial Mortgage Trust 2007-GG9	5.475%	3/10/39	1,625	1,708
3	GS Mortgage Securities Trust 2004-GG2	5.396%	8/10/38	14,850	15,317
3	GS Mortgage Securities Trust 2006-GG6	5.506%	4/10/38	4,113	4,182
3	GS Mortgage Securities Trust 2006-GG6	5.553%	4/10/38	13,665	14,879
3	GS Mortgage Securities Trust 2006-GG6	5.622%	4/10/38	4,750	5,093
3	GS Mortgage Securities Trust 2007-GG10	5.982%	8/10/45	1,125	1,260
3	GS Mortgage Securities Trust 2011-GC5	3.707%	8/10/44	3,220	3,307
3	GS Mortgage Securities Trust 2012-GC6	3.482%	1/10/45	12,500	12,754
3	GS Mortgage Securities Trust 2012-GCJ7	3.377%	5/10/45	7,475	7,369
3	GS Mortgage Securities Trust 2012-GCJ9	2.773%	11/10/45	5,530	5,076
3	GS Mortgage Securities Trust 2013-GC10	2.943%	2/10/46	4,077	3,800
3	GS Mortgage Securities Trust 2013-GC10	3.279%	2/10/46	1,529	1,520
3	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	4,182	3,939
3	GS Mortgage Securities Trust 2013-GCJ12	3.375%	6/10/46	1,792	1,735
3	Honda Auto Receivables 2011-1 Owner Trust	1.800%	4/17/17	3,225	3,248
3	Honda Auto Receivables 2012-1 Owner Trust	0.970%	4/16/18	1,025	1,027
3	Honda Auto Receivables 2012-4 Owner Trust	0.660%	12/18/18	5,500	5,472
3	Honda Auto Receivables 2013-2 Owner Trust	0.530%	2/16/17	1,718	1,711
3	Honda Auto Receivables 2013-2 Owner Trust	0.660%	6/17/19	1,718	1,699
3	Honda Auto Receivables 2013-1 Owner Trust	0.480%	11/21/16	6,002	5,963
3	Honda Auto Receivables 2013-1 Owner Trust	0.620%	3/21/19	4,802	4,763
3	Hyundai Auto Receivables Trust 2013-B	0.710%	9/15/17	4,800	4,791
3	Hyundai Auto Receivables Trust 2013-B	1.010%	2/15/19	2,400	2,387
3	Hyundai Auto Receivables Trust 2012-C	0.730%	6/15/18	2,575	2,552
3	Hyundai Auto Receivables Trust 2013-A	0.560%	7/17/17	3,058	3,048
3	Hyundai Auto Receivables Trust 2013-A	0.750%	9/17/18	5,096	5,034
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2003-CIBC6	5.255%	7/12/37	155	154
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2003-CIBC7	4.879%	1/12/38	17,934	18,066
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2004-CIBC10	4.654%	1/12/37	2,394	2,396
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2004-CIBC10	4.899%	1/12/37	540	561
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2004-CIBC8	4.404%	1/12/39	11,005	11,177
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2004-CIBC9	5.758%	6/12/41	18,756	19,451
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2005-CIBC11	5.541%	8/12/37	2,000	2,042
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2005-CIBC13	5.513%	1/12/43	1,750	1,831

14

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2005-LDP2	4.738%	7/15/42	940	1,001
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2005-LDP2	4.780%	7/15/42	2,375	2,506
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2005-LDP4	4.918%	10/15/42	12,558	13,305
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2005-LDP5	5.367%	12/15/44	7,144	7,785
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2005-LDP5	5.409%	12/15/44	4,250	4,587
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2005-LDP5	5.488%	12/15/44	1,390	1,391
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2006-CIBC14	5.633%	12/12/44	3,300	3,561
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2006-CIBC16	5.593%	5/12/45	7,121	7,692
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2006-LDP6	5.475%	4/15/43	3,574	3,901
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2006-LDP7	6.056%	4/15/45	19,218	21,276
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2006-LDP7	6.056%	4/15/45	3,310	3,165
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2006-LDP7	6.056%	4/15/45	3,300	3,589
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2006-LDP8	5.440%	5/15/45	4,525	4,853
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2006-LDP8	5.447%	5/15/45	8,000	8,246
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-CIBC18	5.440%	6/12/47	10,665	12,001
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-CIBC20	5.794%	2/12/51	28,300	32,593
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-CIBC20	6.078%	2/12/51	3,350	3,716
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-LDP11	6.003%	6/15/49	8,035	9,060
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-LDP12	5.882%	2/15/51	13,170	15,058
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C6	3.507%	5/15/45	9,250	9,448
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	2.829%	10/15/45	6,675	6,211
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-CIBX	3.483%	6/15/45	7,490	7,290
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-LC9	2.840%	12/15/47	3,750	3,506
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C10	3.143%	12/15/47	2,314	2,210
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C10	3.372%	12/15/47	1,735	1,727
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-LC11	2.960%	4/15/46	2,678	2,485
3	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	3.664%	7/15/45	1,776	1,753
3	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	4.027%	7/15/45	1,184	1,176
3	LB Commercial Mortgage Trust 2007-C3	6.081%	7/15/44	660	758
3	LB-UBS Commercial Mortgage Trust 2003-C8	5.124%	11/15/32	4,232	4,249
3	LB-UBS Commercial Mortgage Trust 2004-C7	4.786%	10/15/29	17,575	18,162
3	LB-UBS Commercial Mortgage Trust 2005-C1	4.742%	2/15/30	9,140	9,540
3	LB-UBS Commercial Mortgage Trust 2005-C2	5.150%	4/15/30	4,395	4,647
3	LB-UBS Commercial Mortgage Trust 2005-C5	5.057%	9/15/40	1,625	1,623
3	LB-UBS Commercial Mortgage Trust 2005-C7	5.197%	11/15/30	17,600	18,796
3	LB-UBS Commercial Mortgage Trust 2006-C1	5.217%	2/15/31	4,599	4,900

15

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	LB-UBS Commercial Mortgage Trust 2006-C3	5.661%	3/15/39	30,750	34,303
3	LB-UBS Commercial Mortgage Trust 2006-C4	6.061%	6/15/38	9,900	10,970
3	LB-UBS Commercial Mortgage Trust 2006-C6	5.372%	9/15/39	13,351	14,984
3	LB-UBS Commercial Mortgage Trust 2006-C6	5.413%	9/15/39	1,175	1,282
3	LB-UBS Commercial Mortgage Trust 2006-C7	5.347%	11/15/38	2,288	2,521
3	LB-UBS Commercial Mortgage Trust 2006-C7	5.378%	11/15/38	3,125	3,314
3	LB-UBS Commercial Mortgage Trust 2007-C1	5.424%	2/15/40	5,650	6,320
3	LB-UBS Commercial Mortgage Trust 2007-C2	5.430%	2/15/40	12,615	13,684
3	LB-UBS Commercial Mortgage Trust 2007-C7	5.866%	9/15/45	16,913	18,510
3	LB-UBS Commercial Mortgage Trust 2008-C1	6.320%	4/15/41	22,075	26,000
3	LB-UBS Commercial Mortgage Trust 2008-C1	6.320%	4/15/41	3,020	3,326
3	Merrill Lynch Mortgage Trust 2003-KEY1	5.236%	11/12/35	7,641	7,709
3	Merrill Lynch Mortgage Trust 2005-CIP1	5.107%	7/12/38	1,915	2,003
3	Merrill Lynch Mortgage Trust 2005-LC1	5.291%	1/12/44	20,285	22,160
3	Merrill Lynch Mortgage Trust 2005-MCP1	4.747%	6/12/43	2,500	2,641
3	Merrill Lynch Mortgage Trust 2006-C1	5.872%	5/12/39	1,825	1,966
3	Merrill Lynch Mortgage Trust 2006-C1	5.872%	5/12/39	14,050	15,422
3	Merrill Lynch Mortgage Trust 2006-C2	5.782%	8/12/43	2,865	3,096
3	Merrill Lynch Mortgage Trust 2007-C1	6.038%	6/12/50	23,068	26,077
3	Merrill Lynch Mortgage Trust 2008-C1	5.690%	2/12/51	17,185	19,353
3	ML-CFC Commercial Mortgage Trust 2006-2	6.086%	6/12/46	21,125	23,652
3	ML-CFC Commercial Mortgage Trust 2006-3	5.456%	7/12/46	3,660	3,950
3	ML-CFC Commercial Mortgage Trust 2006-4	5.204%	12/12/49	2,496	2,658
3	ML-CFC Commercial Mortgage Trust 2007-5	5.378%	8/12/48	14,870	16,444
3	ML-CFC Commercial Mortgage Trust 2007-8	6.056%	8/12/49	879	907
3	ML-CFC Commercial Mortgage Trust 2007-9	5.590%	9/12/49	1,956	1,950
3	ML-CFC Commercial Mortgage Trust 2007-9	5.700%	9/12/49	14,675	16,797
3	Morgan Stanley Bank of America Merrill Lynch Trust	4.219%	7/15/46	8,000	8,137
3	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C5	3.176%	8/15/45	3,025	2,901
3	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C6	2.858%	11/15/45	3,000	2,795
3	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C7	2.918%	2/15/46	3,011	2,802
3	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C7	3.214%	2/15/46	599	555
3	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C8	3.134%	12/15/48	3,475	3,291
3	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C8	3.376%	12/15/48	1,800	1,768
3	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C9	3.102%	5/15/46	2,475	2,325
3	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C9	3.456%	5/15/46	1,800	1,752
3	Morgan Stanley Capital I Trust 2003-IQ6	4.970%	12/15/41	8,362	8,440
3	Morgan Stanley Capital I Trust 2004-HQ3	4.800%	1/13/41	593	602
3	Morgan Stanley Capital I Trust 2004-HQ4	4.970%	4/14/40	5,531	5,690
3	Morgan Stanley Capital I Trust 2004-IQ8	5.110%	6/15/40	14,329	14,739
3	Morgan Stanley Capital I Trust 2004-TOP13	4.660%	9/13/45	3,811	3,851
3	Morgan Stanley Capital I Trust 2004-TOP15	5.030%	6/13/41	631	633
3	Morgan Stanley Capital I Trust 2004-TOP15	5.270%	6/13/41	4,525	4,634
3	Morgan Stanley Capital I Trust 2005-HQ5	5.168%	1/14/42	4,020	4,205
3	Morgan Stanley Capital I Trust 2005-HQ6	4.989%	8/13/42	26,760	28,485
3	Morgan Stanley Capital I Trust 2005-HQ6	5.073%	8/13/42	3,730	3,793
3	Morgan Stanley Capital I Trust 2005-HQ7	5.378%	11/14/42	14,450	15,736
3	Morgan Stanley Capital I Trust 2005-IQ10	5.230%	9/15/42	22,724	24,464
3	Morgan Stanley Capital I Trust 2005-IQ9	4.770%	7/15/56	3,295	3,356
3	Morgan Stanley Capital I Trust 2005-TOP17	4.780%	12/13/41	11,123	11,577
3	Morgan Stanley Capital I Trust 2005-TOP17	4.840%	12/13/41	1,350	1,354
3	Morgan Stanley Capital I Trust 2005-TOP19	4.985%	6/12/47	3,115	3,144
3	Morgan Stanley Capital I Trust 2006-HQ10	5.328%	11/12/41	6,460	7,279
3	Morgan Stanley Capital I Trust 2006-HQ10	5.360%	11/12/41	7,400	8,112
3	Morgan Stanley Capital I Trust 2006-HQ8	5.597%	3/12/44	20,466	22,221
3	Morgan Stanley Capital I Trust 2006-HQ8	5.646%	3/12/44	4,875	5,291

16

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	Morgan Stanley Capital I Trust 2006-HQ9	5.773%	7/12/44	4,596	5,047
3	Morgan Stanley Capital I Trust 2006-HQ9	5.793%	7/12/44	4,100	4,191
3	Morgan Stanley Capital I Trust 2006-IQ11	5.851%	10/15/42	7,429	8,097
3	Morgan Stanley Capital I Trust 2006-IQ11	5.855%	10/15/42	700	771
3	Morgan Stanley Capital I Trust 2006-IQ11	5.855%	10/15/42	4,325	4,321
3	Morgan Stanley Capital I Trust 2006-IQ12	5.332%	12/15/43	11,450	12,824
3	Morgan Stanley Capital I Trust 2006-TOP21	5.090%	10/12/52	27	27
3	Morgan Stanley Capital I Trust 2006-TOP21	5.204%	10/12/52	6,200	6,637
3	Morgan Stanley Capital I Trust 2006-TOP23	5.918%	8/12/41	13	13
3	Morgan Stanley Capital I Trust 2006-TOP23	5.987%	8/12/41	2,175	2,414
3	Morgan Stanley Capital I Trust 2007-IQ14	5.654%	4/15/49	1,451	1,558
3	Morgan Stanley Capital I Trust 2007-IQ14	5.692%	4/15/49	14,295	15,880
3	Morgan Stanley Capital I Trust 2007-IQ16	5.809%	12/12/49	13,528	15,518
3	Morgan Stanley Capital I Trust 2007-IQ16	6.298%	12/12/49	4,675	5,143
3	Morgan Stanley Capital I Trust 2007-TOP25	5.514%	11/12/49	2,395	2,719
3	Morgan Stanley Capital I Trust 2007-TOP25	5.544%	11/12/49	4,525	4,823
3	Morgan Stanley Capital I Trust 2007-TOP27	5.816%	6/11/42	20,815	23,388
3	Morgan Stanley Capital I Trust 2007-TOP27	5.816%	6/11/42	5,075	5,506
3	Morgan Stanley Capital I Trust 2008-TOP29	6.459%	1/11/43	24,385	28,302
3	Morgan Stanley Capital I Trust 2012-C4	3.244%	3/15/45	7,000	6,906
3	Nissan Auto Receivables 2012-B Owner Trust	0.660%	12/17/18	4,945	4,910
3	Nissan Auto Receivables 2013-A Owner Trust	0.500%	5/15/17	5,419	5,385
3	Nissan Auto Receivables 2013-A Owner Trust	0.750%	7/15/19	10,750	10,619
6	Northern Rock Asset Management plc	5.625%	6/22/17	33,225	37,684
3	PSE&G Transition Funding LLC Series 2001-1	6.890%	12/15/17	29,052	32,253
6	Royal Bank of Canada	3.125%	4/14/15	9,325	9,721
3	Royal Bank of Canada	0.625%	12/5/16	9,010	8,947
	Royal Bank of Canada	1.200%	9/19/17	11,315	11,038
3	Santander Drive Auto Receivables Trust 2013-1	0.620%	6/15/17	4,817	4,796
3	Santander Drive Auto Receivables Trust 2013-2	0.700%	9/15/17	5,778	5,749
3	Santander Drive Auto Receivables Trust 2013-3	0.700%	10/16/17	3,000	2,987
3	TIAA Seasoned Commercial Mortgage Trust 2007-C4	5.526%	8/15/39	3,285	3,406
3	Toyota Auto Receivables 2012-A Owner Trust	0.990%	8/15/17	10,815	10,868
3	Toyota Auto Receivables 2013-A Owner Trust	0.550%	1/17/17	1,150	1,145
3	Toyota Auto Receivables 2013-A Owner Trust	0.690%	11/15/18	1,150	1,137
3	UBS-Barclays Commercial Mortgage Trust 2013-C5	3.185%	3/10/46	4,636	4,420
3	UBS-Barclays Commercial Mortgage Trust 2013-C6	3.244%	4/10/46	2,875	2,722
3	UBS-Barclays Commercial Mortgage Trust 2013-C6	3.469%	4/10/46	1,150	1,131
3	Volkswagen Auto Loan Enhanced Trust 2012-1	1.150%	7/20/18	12,366	12,449
3	Wachovia Bank Commercial Mortgage Trust Series
	2003-C8	4.964%	11/15/35	8,350	8,414
3	Wachovia Bank Commercial Mortgage Trust Series
	2004-C10	4.748%	2/15/41	17,820	18,097
3	Wachovia Bank Commercial Mortgage Trust Series
	2004-C12	5.478%	7/15/41	18,350	18,871
3	Wachovia Bank Commercial Mortgage Trust Series
	2004-C15	4.803%	10/15/41	18,725	19,542
3	Wachovia Bank Commercial Mortgage Trust Series
	2005-C17	5.083%	3/15/42	15,485	16,368
3	Wachovia Bank Commercial Mortgage Trust Series
	2005-C17	5.224%	3/15/42	1,700	1,727
3	Wachovia Bank Commercial Mortgage Trust Series
	2005-C19	4.699%	5/15/44	14,354	15,181
3	Wachovia Bank Commercial Mortgage Trust Series
	2005-C19	4.750%	5/15/44	1,480	1,556
3	Wachovia Bank Commercial Mortgage Trust Series
	2005-C19	4.793%	5/15/44	3,325	3,399
3	Wachovia Bank Commercial Mortgage Trust Series
	2005-C20	5.118%	7/15/42	6,729	7,178
3	Wachovia Bank Commercial Mortgage Trust Series
	2005-C21	5.414%	10/15/44	17,821	19,326
3	Wachovia Bank Commercial Mortgage Trust Series
	2005-C21	5.414%	10/15/44	1,340	1,353

17

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	Wachovia Bank Commercial Mortgage Trust Series
	2005-C22	5.465%	12/15/44	23,040	24,882
3	Wachovia Bank Commercial Mortgage Trust Series
	2005-C22	5.515%	12/15/44	790	851
3	Wachovia Bank Commercial Mortgage Trust Series
	2006-C25	5.919%	5/15/43	16,025	17,737
3	Wachovia Bank Commercial Mortgage Trust Series
	2006-C26	6.187%	6/15/45	1,300	1,413
3	Wachovia Bank Commercial Mortgage Trust Series
	2006-C27	5.765%	7/15/45	10,991	12,057
3	Wachovia Bank Commercial Mortgage Trust Series
	2006-C28	5.679%	10/15/48	3,975	4,038
3	Wachovia Bank Commercial Mortgage Trust Series
	2006-C29	5.313%	11/15/48	16,453	16,711
3	Wachovia Bank Commercial Mortgage Trust Series
	2006-C29	5.339%	11/15/48	2,225	2,407
3	Wells Fargo Commercial Mortgage Trust 2012-LC5	2.918%	10/15/45	3,675	3,442
3	WFRBS Commercial Mortgage Trust 2013-C14	3.337%	6/15/46	6,000	5,899
3	WFRBS Commercial Mortgage Trust 2013-C14	3.488%	6/15/46	3,000	2,939
3	WFRBS Commercial Mortgage Trust 2013-C13	3.001%	5/15/45	3,436	3,350
3	WFRBS Commercial Mortgage Trust 2012-C10	2.875%	12/15/45	3,000	2,786
3	WFRBS Commercial Mortgage Trust 2012-C6	3.440%	4/15/45	7,425	7,414
3	WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	4,975	4,869
3	WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	4,400	4,408
3	WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	3,100	2,928
3	WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	6,125	5,703
3	WFRBS Commercial Mortgage Trust 2013-C11	3.071%	3/15/45	4,148	3,920
3	WFRBS Commercial Mortgage Trust 2013-C12	3.198%	3/15/48	1,733	1,626
3	WFRBS Commercial Mortgage Trust 2013-C12	3.560%	3/15/48	820	797
3	WFRBS Commercial Mortgage Trust 2013-C13	3.345%	5/15/45	673	627
3	World Omni Auto Receivables Trust 2012-B	0.810%	1/15/19	3,367	3,381

Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $2,630,515)					2,848,233

Corporate Bonds (22.8%)
Finance (7.6%)
	Banking (4.8%)
3	Abbey National Capital Trust I	8.963%	12/29/49	850	1,014
	Abbey National Treasury Services plc	4.000%	4/27/16	8,300	8,774
	American Express Bank FSB	6.000%	9/13/17	1,750	2,015
	American Express Centurion Bank	5.950%	6/12/17	2,700	3,081
	American Express Centurion Bank	6.000%	9/13/17	13,425	15,420
	American Express Co.	5.500%	9/12/16	3,075	3,433
	American Express Co.	6.150%	8/28/17	5,605	6,482
	American Express Co.	7.000%	3/19/18	57,367	68,866
	American Express Co.	2.650%	12/2/22	381	351
	American Express Co.	4.050%	12/3/42	1,140	990
3	American Express Co.	6.800%	9/1/66	5,365	5,741
	American Express Credit Corp.	5.125%	8/25/14	14,084	14,760
	American Express Credit Corp.	1.750%	6/12/15	775	786
	American Express Credit Corp.	2.750%	9/15/15	300	311
	American Express Credit Corp.	2.800%	9/19/16	36,760	38,170
	American Express Credit Corp.	2.375%	3/24/17	2,350	2,394
	Associates Corp. of North America	6.950%	11/1/18	161	191
	Australia & New Zealand Banking Group Ltd.	0.900%	2/12/16	7,775	7,731
	Australia & New Zealand Banking Group Ltd.	1.875%	10/6/17	4,125	4,116
	Bancolombia SA	4.250%	1/12/16	11,910	12,208
	Bank of America Corp.	5.375%	6/15/14	2,520	2,614
	Bank of America Corp.	5.125%	11/15/14	21,294	22,370
	Bank of America Corp.	4.500%	4/1/15	24,760	25,947
	Bank of America Corp.	4.750%	8/1/15	245	260
	Bank of America Corp.	3.700%	9/1/15	3,250	3,387
	Bank of America Corp.	1.500%	10/9/15	3,625	3,622
	Bank of America Corp.	5.250%	12/1/15	3,975	4,255

18

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bank of America Corp.	1.250%	1/11/16	10,325	10,194
Bank of America Corp.	3.625%	3/17/16	10,300	10,737
Bank of America Corp.	3.750%	7/12/16	9,575	10,020
Bank of America Corp.	6.500%	8/1/16	26,425	29,750
Bank of America Corp.	5.750%	8/15/16	11,045	12,099
Bank of America Corp.	5.625%	10/14/16	6,370	7,041
Bank of America Corp.	5.420%	3/15/17	14,300	15,257
Bank of America Corp.	3.875%	3/22/17	12,200	12,741
Bank of America Corp.	6.000%	9/1/17	2,560	2,866
Bank of America Corp.	5.750%	12/1/17	11,275	12,500
Bank of America Corp.	2.000%	1/11/18	27,000	26,104
Bank of America Corp.	5.650%	5/1/18	59,375	65,927
Bank of America Corp.	7.625%	6/1/19	25,670	30,860
Bank of America Corp.	5.625%	7/1/20	42,265	46,512
Bank of America Corp.	5.875%	1/5/21	2,700	3,028
Bank of America Corp.	5.000%	5/13/21	6,000	6,365
Bank of America Corp.	5.700%	1/24/22	7,700	8,531
Bank of America Corp.	3.300%	1/11/23	18,300	17,258
Bank of America Corp.	5.875%	2/7/42	18,845	20,996
Bank of America NA	5.300%	3/15/17	27,335	29,604
Bank of America NA	6.100%	6/15/17	15,575	17,443
Bank of America NA	6.000%	10/15/36	8,325	9,350
Bank of Montreal	0.800%	11/6/15	7,525	7,515
Bank of Montreal	2.500%	1/11/17	25,410	26,027
Bank of Montreal	1.400%	9/11/17	1,550	1,515
Bank of Montreal	2.550%	11/6/22	7,000	6,508
Bank of New York Mellon Corp.	1.200%	2/20/15	100	101
Bank of New York Mellon Corp.	4.950%	3/15/15	9,750	10,389
Bank of New York Mellon Corp.	2.950%	6/18/15	4,200	4,375
Bank of New York Mellon Corp.	0.700%	10/23/15	1,725	1,716
Bank of New York Mellon Corp.	2.300%	7/28/16	4,273	4,403
Bank of New York Mellon Corp.	2.400%	1/17/17	19,010	19,435
Bank of New York Mellon Corp.	1.969%	6/20/17	6,900	6,924
Bank of New York Mellon Corp.	1.300%	1/25/18	3,250	3,155
Bank of New York Mellon Corp.	5.450%	5/15/19	4,645	5,384
Bank of New York Mellon Corp.	4.600%	1/15/20	5,775	6,282
Bank of New York Mellon Corp.	3.550%	9/23/21	4,970	5,039
Bank of Nova Scotia	1.850%	1/12/15	20,370	20,679
Bank of Nova Scotia	3.400%	1/22/15	7,070	7,352
Bank of Nova Scotia	2.050%	10/7/15	500	513
Bank of Nova Scotia	0.750%	10/9/15	4,650	4,622
Bank of Nova Scotia	2.900%	3/29/16	750	783
Bank of Nova Scotia	2.550%	1/12/17	12,060	12,382
Bank of Nova Scotia	1.375%	12/18/17	6,525	6,318
Bank of Nova Scotia	4.375%	1/13/21	1,250	1,365
Bank One Capital III	8.750%	9/1/30	1,825	2,434
Bank One Corp.	4.900%	4/30/15	6,075	6,471
Bank One Corp.	7.625%	10/15/26	2,040	2,547
Bank One Corp.	8.000%	4/29/27	2,500	3,296
Barclays Bank plc	5.200%	7/10/14	30,645	31,983
Barclays Bank plc	2.750%	2/23/15	12,225	12,504
Barclays Bank plc	3.900%	4/7/15	750	784
Barclays Bank plc	5.000%	9/22/16	12,100	13,364
Barclays Bank plc	6.750%	5/22/19	9,225	10,993
Barclays Bank plc	5.125%	1/8/20	21,725	23,984
Barclays Bank plc	5.140%	10/14/20	1,530	1,544
BB&T Corp.	5.200%	12/23/15	5,302	5,791
BB&T Corp.	3.200%	3/15/16	5,218	5,489
BB&T Corp.	3.950%	4/29/16	1,600	1,715
BB&T Corp.	2.150%	3/22/17	6,075	6,074
BB&T Corp.	4.900%	6/30/17	1,225	1,331
BB&T Corp.	1.600%	8/15/17	3,775	3,690
BB&T Corp.	1.450%	1/12/18	3,725	3,607
BB&T Corp.	2.050%	6/19/18	9,025	8,863

19

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	BB&T Corp.	6.850%	4/30/19	3,754	4,560
	BB&T Corp.	5.250%	11/1/19	5,040	5,598
	BBVA US Senior SAU	4.664%	10/9/15	18,000	18,555
	Bear Stearns Cos. LLC	5.700%	11/15/14	15,610	16,632
	Bear Stearns Cos. LLC	5.300%	10/30/15	6,440	7,021
	Bear Stearns Cos. LLC	5.550%	1/22/17	21,150	23,122
	Bear Stearns Cos. LLC	6.400%	10/2/17	17,730	20,333
	Bear Stearns Cos. LLC	7.250%	2/1/18	24,838	29,466
	Bear Stearns Cos. LLC	4.650%	7/2/18	1,650	1,781
	BNP Paribas SA	3.250%	3/11/15	3,925	4,050
	BNP Paribas SA	3.600%	2/23/16	25,175	26,361
	BNP Paribas SA	2.375%	9/14/17	19,920	19,856
	BNP Paribas SA	5.000%	1/15/21	40,575	43,094
	BNY Mellon NA	4.750%	12/15/14	2,800	2,947
	Branch Banking & Trust Co.	5.625%	9/15/16	5,825	6,566
	Canadian Imperial Bank of Commerce	0.900%	10/1/15	2,450	2,453
	Canadian Imperial Bank of Commerce	2.350%	12/11/15	10,656	11,044
	Capital One Bank USA NA	8.800%	7/15/19	5,450	6,915
	Capital One Bank USA NA	3.375%	2/15/23	13,080	12,356
	Capital One Financial Corp.	2.125%	7/15/14	750	759
	Capital One Financial Corp.	5.500%	6/1/15	8,892	9,545
	Capital One Financial Corp.	3.150%	7/15/16	14,950	15,568
	Capital One Financial Corp.	6.150%	9/1/16	6,884	7,691
	Capital One Financial Corp.	6.750%	9/15/17	9,850	11,506
	Capital One Financial Corp.	4.750%	7/15/21	7,825	8,244
6	Capital One Financial Corp.	3.500%	6/15/23	3,657	3,440
3,6	Citicorp Lease Pass-Through Trust 1999-1	8.040%	12/15/19	14,225	17,219
	Citigroup Inc.	6.375%	8/12/14	9,015	9,511
	Citigroup Inc.	5.000%	9/15/14	35,376	36,761
	Citigroup Inc.	5.500%	10/15/14	21,200	22,288
	Citigroup Inc.	6.010%	1/15/15	10,725	11,456
	Citigroup Inc.	2.650%	3/2/15	1,875	1,918
	Citigroup Inc.	4.750%	5/19/15	2,150	2,273
	Citigroup Inc.	4.700%	5/29/15	4,125	4,380
	Citigroup Inc.	2.250%	8/7/15	11,450	11,656
	Citigroup Inc.	4.587%	12/15/15	1,325	1,414
	Citigroup Inc.	5.300%	1/7/16	19,120	20,651
	Citigroup Inc.	1.300%	4/1/16	1,800	1,778
	Citigroup Inc.	3.953%	6/15/16	11,050	11,641
	Citigroup Inc.	5.850%	8/2/16	550	611
	Citigroup Inc.	4.450%	1/10/17	21,795	23,328
	Citigroup Inc.	5.500%	2/15/17	8,945	9,739
	Citigroup Inc.	6.000%	8/15/17	22,013	24,828
	Citigroup Inc.	6.125%	11/21/17	20,790	23,580
	Citigroup Inc.	1.750%	5/1/18	14,950	14,261
	Citigroup Inc.	6.125%	5/15/18	22,520	25,688
	Citigroup Inc.	8.500%	5/22/19	26,352	33,071
	Citigroup Inc.	5.375%	8/9/20	17,500	19,274
	Citigroup Inc.	4.500%	1/14/22	24,489	25,554
	Citigroup Inc.	4.050%	7/30/22	6,700	6,426
	Citigroup Inc.	3.375%	3/1/23	10,225	9,752
	Citigroup Inc.	3.500%	5/15/23	6,400	5,745
	Citigroup Inc.	6.625%	6/15/32	2,240	2,297
	Citigroup Inc.	5.875%	2/22/33	17,845	17,169
	Citigroup Inc.	6.000%	10/31/33	7,020	6,834
	Citigroup Inc.	5.850%	12/11/34	4,016	4,254
	Citigroup Inc.	6.125%	8/25/36	10,175	9,946
	Citigroup Inc.	5.875%	5/29/37	10,482	11,457
	Citigroup Inc.	6.875%	3/5/38	27,710	33,369
	Citigroup Inc.	8.125%	7/15/39	14,460	19,137
	Citigroup Inc.	5.875%	1/30/42	8,900	9,801
	Comerica Bank	5.750%	11/21/16	10,775	12,247
	Comerica Bank	5.200%	8/22/17	4,600	5,128
	Comerica Inc.	4.800%	5/1/15	3,225	3,395

20

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Commonwealth Bank of Australia	1.950%	3/16/15	12,625	12,864
	Commonwealth Bank of Australia	1.250%	9/18/15	14,450	14,526
	Commonwealth Bank of Australia	1.900%	9/18/17	4,000	3,996
	Compass Bank	6.400%	10/1/17	1,875	2,060
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	2.125%	10/13/15	4,450	4,556
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.375%	1/19/17	27,790	29,183
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	1.700%	3/19/18	6,550	6,369
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	4.500%	1/11/21	29,775	31,455
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.875%	2/8/22	20,820	20,955
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.950%	11/9/22	10,400	9,940
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	5.250%	5/24/41	1,495	1,532
	Countrywide Financial Corp.	6.250%	5/15/16	1,820	1,984
	Credit Suisse	3.500%	3/23/15	25,625	26,721
	Credit Suisse	6.000%	2/15/18	2,800	3,127
	Credit Suisse	5.300%	8/13/19	12,450	13,967
	Credit Suisse	5.400%	1/14/20	3,436	3,727
	Credit Suisse	4.375%	8/5/20	17,492	18,745
	Credit Suisse USA Inc.	4.875%	1/15/15	7,400	7,835
	Credit Suisse USA Inc.	5.125%	8/15/15	31,630	33,951
	Credit Suisse USA Inc.	7.125%	7/15/32	7,854	10,138
	Deutsche Bank AG	3.875%	8/18/14	750	775
	Deutsche Bank AG	3.450%	3/30/15	15,300	15,959
	Deutsche Bank AG	3.250%	1/11/16	20,525	21,491
	Deutsche Bank AG	6.000%	9/1/17	19,931	22,956
3	Deutsche Bank AG	4.296%	5/24/28	13,775	12,707
	Deutsche Bank Financial LLC	5.375%	3/2/15	3,450	3,648
	Discover Bank	2.000%	2/21/18	5,500	5,304
	Discover Financial Services	6.450%	6/12/17	1,825	2,073
	Discover Financial Services	5.200%	4/27/22	917	951
	Discover Financial Services	3.850%	11/21/22	9,195	8,650
	Fifth Third Bancorp	3.625%	1/25/16	16,800	17,713
	Fifth Third Bancorp	5.450%	1/15/17	10,255	11,201
	Fifth Third Bancorp	4.500%	6/1/18	1,535	1,652
	Fifth Third Bancorp	3.500%	3/15/22	1,825	1,808
	Fifth Third Bancorp	8.250%	3/1/38	5,950	7,560
	Fifth Third Bank	4.750%	2/1/15	8,825	9,298
	First Horizon National Corp.	5.375%	12/15/15	13,850	14,971
	First Niagara Financial Group Inc.	6.750%	3/19/20	1,675	1,943
	First Niagara Financial Group Inc.	7.250%	12/15/21	2,850	3,276
	First Tennessee Bank NA	5.650%	4/1/16	5,152	5,608
	FirstMerit Corp.	4.350%	2/4/23	2,250	2,232
	Goldman Sachs Capital I	6.345%	2/15/34	16,155	15,388
	Goldman Sachs Group Inc.	5.000%	10/1/14	36,012	37,611
	Goldman Sachs Group Inc.	5.125%	1/15/15	17,910	18,866
	Goldman Sachs Group Inc.	3.300%	5/3/15	250	257
	Goldman Sachs Group Inc.	3.700%	8/1/15	17,100	17,818
	Goldman Sachs Group Inc.	1.600%	11/23/15	5,800	5,806
	Goldman Sachs Group Inc.	5.350%	1/15/16	23,520	25,484
	Goldman Sachs Group Inc.	3.625%	2/7/16	26,165	27,339
	Goldman Sachs Group Inc.	5.750%	10/1/16	4,050	4,496
	Goldman Sachs Group Inc.	5.625%	1/15/17	19,935	21,596
	Goldman Sachs Group Inc.	6.250%	9/1/17	27,600	31,226
	Goldman Sachs Group Inc.	5.950%	1/18/18	41,510	46,325
	Goldman Sachs Group Inc.	2.375%	1/22/18	20,350	19,969
	Goldman Sachs Group Inc.	6.150%	4/1/18	16,765	18,920
	Goldman Sachs Group Inc.	7.500%	2/15/19	5,990	7,143
	Goldman Sachs Group Inc.	5.375%	3/15/20	32,230	34,976
	Goldman Sachs Group Inc.	6.000%	6/15/20	17,220	19,340
	Goldman Sachs Group Inc.	5.250%	7/27/21	6,500	6,946
	Goldman Sachs Group Inc.	5.750%	1/24/22	32,800	36,136
	Goldman Sachs Group Inc.	3.625%	1/22/23	15,525	14,810
	Goldman Sachs Group Inc.	5.950%	1/15/27	22,685	22,819
	Goldman Sachs Group Inc.	6.125%	2/15/33	18,861	20,644
	Goldman Sachs Group Inc.	6.450%	5/1/36	5,755	5,795

21

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Goldman Sachs Group Inc.	6.750%	10/1/37	56,841	58,130
	Goldman Sachs Group Inc.	6.250%	2/1/41	17,196	19,519
	HSBC Bank USA NA	6.000%	8/9/17	775	875
	HSBC Bank USA NA	4.875%	8/24/20	15,365	16,453
	HSBC Bank USA NA	5.875%	11/1/34	3,700	3,940
	HSBC Bank USA NA	5.625%	8/15/35	1,395	1,426
	HSBC Holdings plc	5.100%	4/5/21	38,465	42,321
	HSBC Holdings plc	4.875%	1/14/22	475	512
	HSBC Holdings plc	4.000%	3/30/22	2,625	2,666
	HSBC Holdings plc	7.625%	5/17/32	925	1,131
	HSBC Holdings plc	7.350%	11/27/32	2,040	2,451
	HSBC Holdings plc	6.500%	5/2/36	31,720	35,235
	HSBC Holdings plc	6.500%	9/15/37	19,150	21,197
	HSBC Holdings plc	6.800%	6/1/38	15,810	18,152
	HSBC Holdings plc	6.100%	1/14/42	320	374
	HSBC USA Inc.	2.375%	2/13/15	12,400	12,680
	HSBC USA Inc.	1.625%	1/16/18	14,550	14,205
	HSBC USA Inc.	5.000%	9/27/20	5,625	5,865
	Huntington Bancshares Inc.	7.000%	12/15/20	4,200	5,009
	Intesa Sanpaolo SPA	3.125%	1/15/16	13,900	13,664
	Intesa Sanpaolo SPA	3.875%	1/16/18	8,950	8,544
	JPMorgan Chase & Co.	5.125%	9/15/14	14,423	15,080
	JPMorgan Chase & Co.	3.700%	1/20/15	19,375	20,046
	JPMorgan Chase & Co.	4.750%	3/1/15	18,150	19,235
	JPMorgan Chase & Co.	1.875%	3/20/15	11,025	11,153
	JPMorgan Chase & Co.	5.250%	5/1/15	5,575	5,945
	JPMorgan Chase & Co.	3.400%	6/24/15	31,975	33,341
	JPMorgan Chase & Co.	5.150%	10/1/15	5,190	5,606
	JPMorgan Chase & Co.	1.100%	10/15/15	17,150	17,056
	JPMorgan Chase & Co.	2.600%	1/15/16	15,375	15,696
	JPMorgan Chase & Co.	3.450%	3/1/16	13,350	13,900
	JPMorgan Chase & Co.	3.150%	7/5/16	42,950	44,467
	JPMorgan Chase & Co.	6.125%	6/27/17	5,385	6,058
	JPMorgan Chase & Co.	2.000%	8/15/17	22,650	22,556
	JPMorgan Chase & Co.	6.000%	1/15/18	19,670	22,390
	JPMorgan Chase & Co.	1.800%	1/25/18	8,775	8,491
	JPMorgan Chase & Co.	1.625%	5/15/18	35,325	33,750
	JPMorgan Chase & Co.	6.300%	4/23/19	21,720	25,153
	JPMorgan Chase & Co.	4.400%	7/22/20	4,375	4,579
	JPMorgan Chase & Co.	4.250%	10/15/20	2,640	2,743
	JPMorgan Chase & Co.	4.625%	5/10/21	500	528
	JPMorgan Chase & Co.	4.350%	8/15/21	7,775	8,029
	JPMorgan Chase & Co.	4.500%	1/24/22	27,100	28,382
	JPMorgan Chase & Co.	3.250%	9/23/22	5,045	4,764
	JPMorgan Chase & Co.	3.200%	1/25/23	425	402
	JPMorgan Chase & Co.	3.375%	5/1/23	3,200	2,975
	JPMorgan Chase & Co.	6.400%	5/15/38	59,314	69,171
	JPMorgan Chase & Co.	5.500%	10/15/40	30,700	31,937
	JPMorgan Chase & Co.	5.600%	7/15/41	11,145	12,005
	JPMorgan Chase & Co.	5.400%	1/6/42	7,550	7,922
	JPMorgan Chase Bank NA	5.875%	6/13/16	4,346	4,821
	JPMorgan Chase Bank NA	6.000%	7/5/17	825	929
	JPMorgan Chase Bank NA	6.000%	10/1/17	4,615	5,284
	KeyBank NA	5.800%	7/1/14	2,825	2,955
	KeyBank NA	4.950%	9/15/15	4,675	5,011
	KeyBank NA	5.450%	3/3/16	6,275	6,911
	KeyBank NA	1.650%	2/1/18	7,125	6,953
	KeyBank NA	6.950%	2/1/28	1,200	1,452
	KeyCorp	5.100%	3/24/21	775	857
6	Lloyds TSB Bank plc	4.375%	1/12/15	7,240	7,564
	Lloyds TSB Bank plc	4.875%	1/21/16	3,625	3,912
	Lloyds TSB Bank plc	4.200%	3/28/17	800	854
6	Lloyds TSB Bank plc	5.800%	1/13/20	7,075	7,951
	Lloyds TSB Bank plc	6.375%	1/21/21	25,425	29,262

22

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Manufacturers & Traders Trust Co.	6.625%	12/4/17	5,950	7,002
3	Manufacturers & Traders Trust Co.	5.585%	12/28/20	75	75
	MBNA Corp.	5.000%	6/15/15	4,775	5,040
	Mellon Funding Corp.	5.000%	12/1/14	5,985	6,333
	Merrill Lynch & Co. Inc.	5.450%	7/15/14	2,450	2,539
	Merrill Lynch & Co. Inc.	5.000%	1/15/15	20,699	21,780
	Merrill Lynch & Co. Inc.	6.050%	5/16/16	4,700	5,082
	Merrill Lynch & Co. Inc.	5.700%	5/2/17	24,600	26,481
	Merrill Lynch & Co. Inc.	6.400%	8/28/17	13,960	15,714
	Merrill Lynch & Co. Inc.	6.875%	4/25/18	58,671	67,432
	Merrill Lynch & Co. Inc.	6.500%	7/15/18	1,410	1,581
	Merrill Lynch & Co. Inc.	6.875%	11/15/18	600	698
	Merrill Lynch & Co. Inc.	6.110%	1/29/37	1,475	1,453
	Merrill Lynch & Co. Inc.	7.750%	5/14/38	24,703	28,412
	Morgan Stanley	2.875%	7/28/14	3,825	3,894
	Morgan Stanley	4.200%	11/20/14	15,675	16,208
	Morgan Stanley	4.100%	1/26/15	13,425	13,887
	Morgan Stanley	6.000%	4/28/15	24,460	26,218
	Morgan Stanley	4.000%	7/24/15	3,750	3,901
	Morgan Stanley	5.375%	10/15/15	6,400	6,851
	Morgan Stanley	3.450%	11/2/15	9,325	9,613
	Morgan Stanley	1.750%	2/25/16	5,225	5,175
	Morgan Stanley	3.800%	4/29/16	875	906
	Morgan Stanley	5.750%	10/18/16	17,175	18,959
	Morgan Stanley	5.450%	1/9/17	14,785	15,941
	Morgan Stanley	4.750%	3/22/17	21,893	23,202
	Morgan Stanley	5.550%	4/27/17	10,000	10,820
	Morgan Stanley	6.250%	8/28/17	2,010	2,240
	Morgan Stanley	5.950%	12/28/17	17,475	19,341
	Morgan Stanley	6.625%	4/1/18	35,085	39,762
	Morgan Stanley	2.125%	4/25/18	29,275	28,000
	Morgan Stanley	7.300%	5/13/19	12,810	14,871
	Morgan Stanley	5.625%	9/23/19	47,150	50,643
	Morgan Stanley	5.500%	7/24/20	745	798
	Morgan Stanley	5.750%	1/25/21	17,975	19,502
	Morgan Stanley	5.500%	7/28/21	7,950	8,480
	Morgan Stanley	4.875%	11/1/22	14,450	14,341
	Morgan Stanley	3.750%	2/25/23	12,875	12,305
	Morgan Stanley	4.100%	5/22/23	15,525	14,370
	Morgan Stanley	6.250%	8/9/26	15,625	17,160
	Morgan Stanley	7.250%	4/1/32	17,527	21,014
	Morgan Stanley	6.375%	7/24/42	16,063	17,936
	Murray Street Investment Trust I	4.647%	3/9/17	17,925	18,963
	National Australia Bank Ltd.	2.000%	3/9/15	7,325	7,459
	National Australia Bank Ltd.	1.600%	8/7/15	7,450	7,556
	National Australia Bank Ltd.	0.900%	1/20/16	1,075	1,069
	National Australia Bank Ltd.	2.750%	3/9/17	2,625	2,694
	National Australia Bank Ltd.	3.000%	1/20/23	5,625	5,256
	National Bank of Canada	1.500%	6/26/15	13,250	13,406
	National City Bank	5.800%	6/7/17	1,800	2,033
	National City Corp.	4.900%	1/15/15	1,445	1,527
	National City Corp.	6.875%	5/15/19	1,125	1,351
	Northern Trust Co.	6.500%	8/15/18	1,125	1,341
	Northern Trust Corp.	4.625%	5/1/14	4,200	4,343
	Northern Trust Corp.	3.450%	11/4/20	750	772
	Northern Trust Corp.	3.375%	8/23/21	1,675	1,708
	People's United Financial Inc.	3.650%	12/6/22	450	420
	PNC Bank NA	0.800%	1/28/16	1,800	1,792
	PNC Bank NA	4.875%	9/21/17	9,675	10,643
	PNC Bank NA	6.000%	12/7/17	1,100	1,272
	PNC Bank NA	2.700%	11/1/22	6,175	5,579
	PNC Bank NA	2.950%	1/30/23	3,775	3,466
	PNC Financial Services Group Inc.	2.854%	11/9/22	6,525	5,958
	PNC Funding Corp.	3.625%	2/8/15	18,381	19,144

23

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	PNC Funding Corp.	4.250%	9/21/15	4,775	5,067
	PNC Funding Corp.	5.250%	11/15/15	8,705	9,475
	PNC Funding Corp.	2.700%	9/19/16	2,350	2,442
	PNC Funding Corp.	5.625%	2/1/17	975	1,081
	PNC Funding Corp.	6.700%	6/10/19	6,154	7,374
	PNC Funding Corp.	5.125%	2/8/20	17,875	19,599
	PNC Funding Corp.	4.375%	8/11/20	10,125	10,792
	PNC Funding Corp.	3.300%	3/8/22	10,525	10,127
	Regions Financial Corp.	2.000%	5/15/18	17,400	16,408
	Royal Bank of Canada	1.450%	10/30/14	4,075	4,128
	Royal Bank of Canada	0.800%	10/30/15	12,825	12,814
	Royal Bank of Canada	2.625%	12/15/15	12,675	13,210
	Royal Bank of Canada	2.875%	4/19/16	8,300	8,688
	Royal Bank of Canada	2.300%	7/20/16	21,050	21,690
	Royal Bank of Scotland Group plc	2.550%	9/18/15	7,375	7,496
	Royal Bank of Scotland Group plc	6.400%	10/21/19	19,340	21,666
	Royal Bank of Scotland NV	4.650%	6/4/18	225	227
6	Royal Bank of Scotland plc	4.875%	8/25/14	1,025	1,067
	Royal Bank of Scotland plc	4.875%	3/16/15	3,250	3,443
	Royal Bank of Scotland plc	3.950%	9/21/15	1,015	1,060
	Royal Bank of Scotland plc	4.375%	3/16/16	5,595	5,889
	Royal Bank of Scotland plc	5.625%	8/24/20	12,250	13,249
	Royal Bank of Scotland plc	6.125%	1/11/21	15,250	16,831
	Santander Holdings USA Inc.	3.000%	9/24/15	270	275
	Santander Holdings USA Inc.	4.625%	4/19/16	9,075	9,566
	Societe Generale SA	2.750%	10/12/17	9,375	9,388
	Sovereign Bank	8.750%	5/30/18	1,070	1,252
	State Street Bank & Trust Co.	5.300%	1/15/16	2,800	3,078
	State Street Corp.	4.300%	5/30/14	2,665	2,758
	State Street Corp.	2.875%	3/7/16	7,325	7,650
	State Street Corp.	4.956%	3/15/18	5,825	6,413
	State Street Corp.	1.350%	5/15/18	9,075	8,792
	State Street Corp.	4.375%	3/7/21	400	431
	State Street Corp.	3.100%	5/15/23	6,475	6,061
	Sumitomo Mitsui Banking Corp.	1.350%	7/18/15	7,800	7,874
	Sumitomo Mitsui Banking Corp.	0.900%	1/18/16	625	619
	Sumitomo Mitsui Banking Corp.	1.800%	7/18/17	12,675	12,526
	Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	5,025	4,809
	Sumitomo Mitsui Banking Corp.	3.000%	1/18/23	550	519
	SunTrust Bank	5.000%	9/1/15	39	42
	SunTrust Bank	7.250%	3/15/18	1,000	1,194
	SunTrust Bank	2.750%	5/1/23	6,250	5,747
	SunTrust Banks Inc.	3.600%	4/15/16	9,450	9,972
	SunTrust Banks Inc.	3.500%	1/20/17	9,865	10,319
	SunTrust Banks Inc.	6.000%	9/11/17	2,508	2,867
	Svenska Handelsbanken AB	3.125%	7/12/16	250	263
	Svenska Handelsbanken AB	2.875%	4/4/17	20,775	21,501
	Svenska Handelsbanken AB	1.625%	3/21/18	4,750	4,640
	Toronto-Dominion Bank	1.375%	7/14/14	5,541	5,582
	Toronto-Dominion Bank	2.500%	7/14/16	7,240	7,504
	Toronto-Dominion Bank	2.375%	10/19/16	10,700	11,080
	Toronto-Dominion Bank	1.400%	4/30/18	11,300	10,966
	UBS AG	3.875%	1/15/15	1,490	1,555
	UBS AG	7.000%	10/15/15	2,500	2,780
	UBS AG	5.875%	7/15/16	6,025	6,644
	UBS AG	7.375%	6/15/17	12,924	14,570
	UBS AG	5.875%	12/20/17	28,024	32,192
	UBS AG	5.750%	4/25/18	11,042	12,737
	UBS AG	4.875%	8/4/20	28,035	30,961
	Union Bank NA	5.950%	5/11/16	3,875	4,340
	Union Bank NA	3.000%	6/6/16	1,300	1,352
	Union Bank NA	2.125%	6/16/17	1,575	1,564
	UnionBanCal Corp.	3.500%	6/18/22	8,125	7,890
	US Bancorp	3.150%	3/4/15	1,475	1,530

24

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	US Bancorp	2.450%	7/27/15	650	671
	US Bancorp	3.442%	2/1/16	18,400	19,260
	US Bancorp	2.200%	11/15/16	12,250	12,557
	US Bancorp	1.650%	5/15/17	4,100	4,081
	US Bancorp	4.125%	5/24/21	21,800	23,016
	US Bancorp	3.000%	3/15/22	1,825	1,766
	US Bancorp	2.950%	7/15/22	13,185	12,243
	US Bank NA	4.950%	10/30/14	12,771	13,442
	Vesey Street Investment Trust I	4.404%	9/1/16	1,225	1,301
	Wachovia Bank NA	4.800%	11/1/14	1,355	1,426
	Wachovia Bank NA	4.875%	2/1/15	13,436	14,225
	Wachovia Bank NA	5.000%	8/15/15	672	722
	Wachovia Bank NA	6.000%	11/15/17	8,775	10,012
	Wachovia Bank NA	5.850%	2/1/37	16,225	18,096
	Wachovia Bank NA	6.600%	1/15/38	14,735	17,901
	Wachovia Corp.	5.250%	8/1/14	7,222	7,545
	Wachovia Corp.	5.625%	10/15/16	13,085	14,702
	Wachovia Corp.	5.750%	6/15/17	28,035	31,785
	Wachovia Corp.	5.750%	2/1/18	3,850	4,435
	Wachovia Corp.	6.605%	10/1/25	3,175	3,827
	Wachovia Corp.	5.500%	8/1/35	5,680	5,818
	Wachovia Corp.	6.550%	10/15/35	625	728
	Wells Fargo & Co.	3.750%	10/1/14	1,800	1,865
	Wells Fargo & Co.	5.000%	11/15/14	900	949
	Wells Fargo & Co.	1.250%	2/13/15	24,500	24,618
	Wells Fargo & Co.	3.625%	4/15/15	7,720	8,084
	Wells Fargo & Co.	1.500%	7/1/15	3,675	3,713
	Wells Fargo & Co.	3.676%	6/15/16	41,525	44,253
	Wells Fargo & Co.	5.125%	9/15/16	10	11
	Wells Fargo & Co.	2.625%	12/15/16	34,600	35,815
	Wells Fargo & Co.	2.100%	5/8/17	21,450	21,524
	Wells Fargo & Co.	5.625%	12/11/17	26,595	30,323
	Wells Fargo & Co.	1.500%	1/16/18	150	146
	Wells Fargo & Co.	4.600%	4/1/21	20,125	21,963
	Wells Fargo & Co.	3.500%	3/8/22	270	273
	Wells Fargo & Co.	3.450%	2/13/23	6,925	6,588
	Wells Fargo & Co.	5.375%	2/7/35	4,275	4,645
	Wells Fargo Bank NA	4.750%	2/9/15	10,594	11,173
	Wells Fargo Bank NA	5.750%	5/16/16	8,150	9,106
	Wells Fargo Bank NA	5.950%	8/26/36	13,110	14,669
3	Wells Fargo Capital X	5.950%	12/1/86	3,007	2,969
	Westpac Banking Corp.	4.200%	2/27/15	15,075	15,916
	Westpac Banking Corp.	3.000%	8/4/15	17,410	18,149
	Westpac Banking Corp.	1.125%	9/25/15	8,400	8,425
	Westpac Banking Corp.	0.950%	1/12/16	6,050	6,020
	Westpac Banking Corp.	2.000%	8/14/17	4,050	4,065
	Westpac Banking Corp.	1.600%	1/12/18	10,600	10,415
	Westpac Banking Corp.	4.875%	11/19/19	12,235	13,711
	Zions Bancorporation	4.500%	6/13/23	4,975	4,922
	Brokerage (0.2%)
	Ameriprise Financial Inc.	5.650%	11/15/15	7,850	8,692
	Ameriprise Financial Inc.	7.300%	6/28/19	3,547	4,415
	Ameriprise Financial Inc.	5.300%	3/15/20	3,642	4,138
3	Ameriprise Financial Inc.	7.518%	6/1/66	825	901
	BlackRock Inc.	3.500%	12/10/14	4,310	4,485
	BlackRock Inc.	1.375%	6/1/15	2,100	2,127
	BlackRock Inc.	6.250%	9/15/17	3,375	3,967
	BlackRock Inc.	5.000%	12/10/19	8,098	9,153
	BlackRock Inc.	4.250%	5/24/21	6,515	6,958
	BlackRock Inc.	3.375%	6/1/22	10,800	10,750
	Charles Schwab Corp.	4.450%	7/22/20	7,050	7,669
	Charles Schwab Corp.	3.225%	9/1/22	4,250	4,092
	Eaton Vance Corp.	3.625%	6/15/23	3,075	2,968

25

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
6	FMR LLC	7.490%	6/15/19	800	967
	Franklin Resources Inc.	3.125%	5/20/15	3,700	3,853
	Franklin Resources Inc.	1.375%	9/15/17	1,600	1,555
	Franklin Resources Inc.	4.625%	5/20/20	1,950	2,110
	Franklin Resources Inc.	2.800%	9/15/22	8,550	8,034
	Invesco Finance plc	3.125%	11/30/22	6,725	6,376
	Jefferies Group LLC	3.875%	11/9/15	1,225	1,268
	Jefferies Group LLC	5.125%	4/13/18	6,205	6,526
	Jefferies Group LLC	8.500%	7/15/19	8,107	9,725
	Jefferies Group LLC	6.875%	4/15/21	12,275	13,473
	Jefferies Group LLC	5.125%	1/20/23	4,400	4,347
	Jefferies Group LLC	6.450%	6/8/27	2,285	2,277
	Jefferies Group LLC	6.250%	1/15/36	7,350	7,116
	Lazard Group LLC	7.125%	5/15/15	2,150	2,341
	Lazard Group LLC	6.850%	6/15/17	8,425	9,423
	Legg Mason Inc.	5.500%	5/21/19	2,550	2,689
	Nomura Holdings Inc.	5.000%	3/4/15	6,825	7,214
	Nomura Holdings Inc.	2.000%	9/13/16	12,525	12,423
	Nomura Holdings Inc.	6.700%	3/4/20	8,100	9,299
	Prospect Capital Corp.	5.875%	3/15/23	1,375	1,304
	Raymond James Financial Inc.	4.250%	4/15/16	1,975	2,079
	TD Ameritrade Holding Corp.	4.150%	12/1/14	2,725	2,853
	TD Ameritrade Holding Corp.	5.600%	12/1/19	2,425	2,798
	Finance Companies (0.6%)
	Block Financial LLC	5.125%	10/30/14	2,110	2,217
	GATX Corp.	4.750%	6/15/22	4,600	4,775
3	GE Capital Trust I	6.375%	11/15/67	10,600	10,997
	General Electric Capital Corp.	3.750%	11/14/14	28,805	29,920
	General Electric Capital Corp.	2.150%	1/9/15	8,500	8,669
	General Electric Capital Corp.	4.875%	3/4/15	85	90
	General Electric Capital Corp.	3.500%	6/29/15	2,500	2,617
	General Electric Capital Corp.	1.625%	7/2/15	9,650	9,777
	General Electric Capital Corp.	4.375%	9/21/15	17,100	18,281
	General Electric Capital Corp.	2.250%	11/9/15	18,464	18,900
	General Electric Capital Corp.	1.000%	12/11/15	2,600	2,593
	General Electric Capital Corp.	5.000%	1/8/16	25	27
	General Electric Capital Corp.	2.950%	5/9/16	37,726	39,268
	General Electric Capital Corp.	3.350%	10/17/16	3,734	3,927
	General Electric Capital Corp.	2.900%	1/9/17	3,025	3,122
	General Electric Capital Corp.	5.400%	2/15/17	28,350	31,533
	General Electric Capital Corp.	2.300%	4/27/17	21,900	22,159
	General Electric Capital Corp.	5.625%	9/15/17	21,988	24,827
	General Electric Capital Corp.	1.600%	11/20/17	3,550	3,466
	General Electric Capital Corp.	1.625%	4/2/18	14,700	14,291
	General Electric Capital Corp.	5.625%	5/1/18	32,429	37,175
	General Electric Capital Corp.	6.000%	8/7/19	11,650	13,516
	General Electric Capital Corp.	2.100%	12/11/19	1,675	1,630
	General Electric Capital Corp.	5.500%	1/8/20	12,940	14,592
	General Electric Capital Corp.	5.550%	5/4/20	13,700	15,469
	General Electric Capital Corp.	4.625%	1/7/21	21,650	23,120
	General Electric Capital Corp.	5.300%	2/11/21	5,275	5,744
	General Electric Capital Corp.	4.650%	10/17/21	13,923	14,731
	General Electric Capital Corp.	3.150%	9/7/22	2,000	1,889
	General Electric Capital Corp.	3.100%	1/9/23	6,150	5,801
	General Electric Capital Corp.	6.750%	3/15/32	51,446	61,868
	General Electric Capital Corp.	6.150%	8/7/37	32,665	37,237
	General Electric Capital Corp.	5.875%	1/14/38	50,100	55,194
	General Electric Capital Corp.	6.875%	1/10/39	31,790	39,263
3	General Electric Capital Corp.	6.375%	11/15/67	9,180	9,524
3	HSBC Finance Capital Trust IX	5.911%	11/30/35	1,725	1,734
	HSBC Finance Corp.	5.000%	6/30/15	18,460	19,765
	HSBC Finance Corp.	5.500%	1/19/16	2,021	2,218
	HSBC Finance Corp.	6.676%	1/15/21	35,549	39,260

26

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
6	International Lease Finance Corp.	6.500%	9/1/14	170	177
6	International Lease Finance Corp.	6.750%	9/1/16	830	896
	Insurance (1.4%)
	ACE Capital Trust II	9.700%	4/1/30	2,053	2,920
	ACE INA Holdings Inc.	5.600%	5/15/15	6,675	7,242
	ACE INA Holdings Inc.	2.600%	11/23/15	9,005	9,368
	ACE INA Holdings Inc.	5.700%	2/15/17	2,948	3,324
	ACE INA Holdings Inc.	5.800%	3/15/18	1,256	1,464
	ACE INA Holdings Inc.	5.900%	6/15/19	2,575	3,068
	ACE INA Holdings Inc.	2.700%	3/13/23	3,500	3,262
	ACE INA Holdings Inc.	6.700%	5/15/36	1,040	1,342
	ACE INA Holdings Inc.	4.150%	3/13/43	2,000	1,846
	AEGON Funding Co. LLC	5.750%	12/15/20	14,225	16,024
	Aetna Inc.	6.000%	6/15/16	10,650	12,051
	Aetna Inc.	1.750%	5/15/17	1,600	1,576
	Aetna Inc.	1.500%	11/15/17	4,000	3,885
	Aetna Inc.	6.500%	9/15/18	2,175	2,580
	Aetna Inc.	4.125%	6/1/21	350	364
	Aetna Inc.	2.750%	11/15/22	9,600	8,815
	Aetna Inc.	6.625%	6/15/36	9,127	11,024
	Aetna Inc.	6.750%	12/15/37	6,055	7,335
	Aetna Inc.	4.500%	5/15/42	2,593	2,422
	Aetna Inc.	4.125%	11/15/42	1,668	1,458
	Aflac Inc.	2.650%	2/15/17	7,520	7,723
	Aflac Inc.	8.500%	5/15/19	950	1,219
	Aflac Inc.	4.000%	2/15/22	3,525	3,593
	Aflac Inc.	6.900%	12/17/39	825	1,014
	Aflac Inc.	6.450%	8/15/40	4,968	5,848
	Alleghany Corp.	5.625%	9/15/20	1,700	1,856
	Alleghany Corp.	4.950%	6/27/22	3,050	3,223
	Allied World Assurance Co. Ltd.	7.500%	8/1/16	15,503	17,941
	Allstate Corp.	5.000%	8/15/14	6,325	6,623
	Allstate Corp.	3.150%	6/15/23	8,100	7,880
	Allstate Corp.	5.350%	6/1/33	1,354	1,461
	Allstate Corp.	5.550%	5/9/35	1,606	1,784
	Allstate Corp.	5.950%	4/1/36	53	62
	Allstate Corp.	4.500%	6/15/43	6,150	6,079
3	Allstate Corp.	6.125%	5/15/67	1,431	1,531
3	Allstate Corp.	6.500%	5/15/67	4,475	4,788
	Alterra Finance LLC	6.250%	9/30/20	2,000	2,255
	American Financial Group Inc.	9.875%	6/15/19	8,114	10,503
	American General Capital II	8.500%	7/1/30	2,500	3,200
	American International Group Inc.	4.250%	9/15/14	5,500	5,713
	American International Group Inc.	3.000%	3/20/15	6,275	6,466
	American International Group Inc.	2.375%	8/24/15	900	914
	American International Group Inc.	5.050%	10/1/15	3,200	3,465
	American International Group Inc.	4.875%	9/15/16	7,875	8,604
	American International Group Inc.	5.600%	10/18/16	6,300	6,998
	American International Group Inc.	3.800%	3/22/17	11,575	12,129
	American International Group Inc.	5.450%	5/18/17	7,425	8,178
	American International Group Inc.	5.850%	1/16/18	34,612	38,897
	American International Group Inc.	8.250%	8/15/18	3,425	4,236
	American International Group Inc.	6.400%	12/15/20	11,690	13,583
	American International Group Inc.	4.875%	6/1/22	9,900	10,532
	American International Group Inc.	6.250%	5/1/36	14,060	16,265
	American International Group Inc.	6.820%	11/15/37	955	1,148
3	American International Group Inc.	8.175%	5/15/68	23,768	29,185
3	American International Group Inc.	6.250%	3/15/87	4,660	4,765
	Aon Corp.	3.500%	9/30/15	5,680	5,962
	Aon Corp.	5.000%	9/30/20	13,210	14,471
	Aon Corp.	8.205%	1/1/27	1,669	2,060
	Aon Corp.	6.250%	9/30/40	3,550	4,100
	Aon plc	4.450%	5/24/43	1,900	1,693

27

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Arch Capital Group Ltd.	7.350%	5/1/34	4,335	4,883
	Aspen Insurance Holdings Ltd.	6.000%	12/15/20	2,075	2,321
	Assurant Inc.	4.000%	3/15/23	75	73
	Assurant Inc.	6.750%	2/15/34	5,965	6,250
	AXA SA	8.600%	12/15/30	15,032	18,331
	Axis Specialty Finance LLC	5.875%	6/1/20	21,650	23,961
	Berkshire Hathaway Finance Corp.	4.850%	1/15/15	6,780	7,211
	Berkshire Hathaway Finance Corp.	1.600%	5/15/17	7,950	7,913
	Berkshire Hathaway Finance Corp.	1.300%	5/15/18	7,075	6,838
	Berkshire Hathaway Finance Corp.	5.400%	5/15/18	19,450	22,282
	Berkshire Hathaway Finance Corp.	4.250%	1/15/21	1,000	1,067
	Berkshire Hathaway Finance Corp.	3.000%	5/15/22	11,100	10,700
	Berkshire Hathaway Finance Corp.	5.750%	1/15/40	5,668	6,306
	Berkshire Hathaway Finance Corp.	4.400%	5/15/42	11,650	10,821
	Berkshire Hathaway Finance Corp.	4.300%	5/15/43	4,600	4,189
	Berkshire Hathaway Inc.	3.200%	2/11/15	13,240	13,772
	Berkshire Hathaway Inc.	0.800%	2/11/16	700	696
	Berkshire Hathaway Inc.	2.200%	8/15/16	11,625	11,994
	Berkshire Hathaway Inc.	1.900%	1/31/17	200	201
	Berkshire Hathaway Inc.	1.550%	2/9/18	275	270
	Berkshire Hathaway Inc.	3.750%	8/15/21	250	257
	Berkshire Hathaway Inc.	3.400%	1/31/22	825	827
	Berkshire Hathaway Inc.	3.000%	2/11/23	7,250	6,965
	Berkshire Hathaway Inc.	4.500%	2/11/43	2,000	1,866
	Chubb Corp.	5.750%	5/15/18	6,050	7,043
	Chubb Corp.	6.000%	5/11/37	5,960	7,102
	Chubb Corp.	6.500%	5/15/38	1,905	2,401
3	Chubb Corp.	6.375%	3/29/67	11,075	11,933
	Cigna Corp.	2.750%	11/15/16	3,775	3,917
	Cigna Corp.	5.125%	6/15/20	6,475	7,021
	Cigna Corp.	4.375%	12/15/20	3,550	3,782
	Cigna Corp.	4.500%	3/15/21	875	938
	Cigna Corp.	4.000%	2/15/22	14,025	14,389
	Cigna Corp.	7.875%	5/15/27	1,025	1,283
	Cigna Corp.	6.150%	11/15/36	13,143	14,973
	Cigna Corp.	5.875%	3/15/41	2,525	2,850
	Cigna Corp.	5.375%	2/15/42	7,575	8,136
	Cincinnati Financial Corp.	6.920%	5/15/28	3,575	4,295
	Cincinnati Financial Corp.	6.125%	11/1/34	2,010	2,145
	CNA Financial Corp.	5.850%	12/15/14	2,558	2,725
	CNA Financial Corp.	6.500%	8/15/16	8,625	9,764
	CNA Financial Corp.	7.350%	11/15/19	8,800	10,648
	CNA Financial Corp.	5.875%	8/15/20	2,875	3,248
	CNA Financial Corp.	5.750%	8/15/21	600	673
	Coventry Health Care Inc.	6.300%	8/15/14	9,515	10,063
	Coventry Health Care Inc.	5.950%	3/15/17	2,000	2,260
	Coventry Health Care Inc.	5.450%	6/15/21	3,150	3,502
	Endurance Specialty Holdings Ltd.	7.000%	7/15/34	6,875	7,582
	Fidelity National Financial Inc.	5.500%	9/1/22	150	160
	First American Financial Corp.	4.300%	2/1/23	2,675	2,596
	Genworth Financial Inc.	4.950%	10/1/15	950	1,008
	Genworth Financial Inc.	8.625%	12/15/16	9,150	10,825
	Genworth Financial Inc.	6.500%	6/15/34	5,775	5,690
	Genworth Holdings Inc.	7.700%	6/15/20	1,150	1,317
	Genworth Holdings Inc.	7.200%	2/15/21	4,100	4,573
	Genworth Holdings Inc.	7.625%	9/24/21	3,650	4,240
	Hartford Financial Services Group Inc.	5.500%	10/15/16	3,075	3,410
	Hartford Financial Services Group Inc.	5.375%	3/15/17	2,600	2,855
	Hartford Financial Services Group Inc.	4.000%	10/15/17	925	980
	Hartford Financial Services Group Inc.	6.300%	3/15/18	6,670	7,683
	Hartford Financial Services Group Inc.	6.000%	1/15/19	2,175	2,468
	Hartford Financial Services Group Inc.	5.125%	4/15/22	825	901
	Hartford Financial Services Group Inc.	5.950%	10/15/36	2,340	2,532
	Hartford Financial Services Group Inc.	6.100%	10/1/41	3,875	4,338

28

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Hartford Financial Services Group Inc.	6.625%	4/15/42	3,218	3,800
	Hartford Financial Services Group Inc.	4.300%	4/15/43	6,800	5,914
	HCC Insurance Holdings Inc.	6.300%	11/15/19	3,250	3,790
	Humana Inc.	6.450%	6/1/16	175	199
	Humana Inc.	7.200%	6/15/18	6,005	7,146
	Humana Inc.	6.300%	8/1/18	200	231
	Humana Inc.	3.150%	12/1/22	5,875	5,466
	Humana Inc.	4.625%	12/1/42	4,493	4,012
	Infinity Property & Casualty Corp.	5.000%	9/19/22	1,975	1,970
6	ING US Inc.	2.900%	2/15/18	3,800	3,761
6	ING US Inc.	5.500%	7/15/22	1,050	1,116
	Lincoln National Corp.	4.300%	6/15/15	250	265
	Lincoln National Corp.	8.750%	7/1/19	197	252
	Lincoln National Corp.	4.200%	3/15/22	2,650	2,691
	Lincoln National Corp.	6.150%	4/7/36	7,500	8,357
	Lincoln National Corp.	7.000%	6/15/40	8,425	10,424
3	Lincoln National Corp.	7.000%	5/17/66	15,525	15,486
3	Lincoln National Corp.	6.050%	4/20/67	700	684
	Loews Corp.	5.250%	3/15/16	3,200	3,512
	Loews Corp.	2.625%	5/15/23	2,075	1,881
	Loews Corp.	6.000%	2/1/35	625	691
	Loews Corp.	4.125%	5/15/43	7,450	6,443
	Manulife Financial Corp.	3.400%	9/17/15	10,500	11,020
	Manulife Financial Corp.	4.900%	9/17/20	14,550	15,783
	Markel Corp.	7.125%	9/30/19	6,625	7,856
	Markel Corp.	4.900%	7/1/22	700	740
	Markel Corp.	3.625%	3/30/23	625	595
	Markel Corp.	5.000%	3/30/43	2,825	2,662
	Marsh & McLennan Cos. Inc.	5.750%	9/15/15	9,203	10,099
	Marsh & McLennan Cos. Inc.	2.300%	4/1/17	450	450
	Marsh & McLennan Cos. Inc.	9.250%	4/15/19	6,650	8,694
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	1,720	1,871
	Marsh & McLennan Cos. Inc.	5.875%	8/1/33	7,093	7,749
	MetLife Inc.	5.000%	6/15/15	4,306	4,629
	MetLife Inc.	6.750%	6/1/16	4,755	5,447
	MetLife Inc.	1.756%	12/15/17	4,325	4,248
	MetLife Inc.	6.817%	8/15/18	1,050	1,271
	MetLife Inc.	7.717%	2/15/19	3,271	4,098
	MetLife Inc.	4.750%	2/8/21	4,240	4,619
	MetLife Inc.	3.048%	12/15/22	4,650	4,368
	MetLife Inc.	6.500%	12/15/32	2,700	3,226
	MetLife Inc.	6.375%	6/15/34	2,375	2,820
	MetLife Inc.	5.700%	6/15/35	775	860
	MetLife Inc.	5.875%	2/6/41	11,140	12,753
	MetLife Inc.	4.125%	8/13/42	8,870	7,884
3	MetLife Inc.	6.400%	12/15/66	19,547	20,085
3	MetLife Inc.	10.750%	8/1/69	760	1,170
6	Metropolitan Life Global Funding I	5.125%	6/10/14	3,475	3,620
	Montpelier Re Holdings Ltd.	4.700%	10/15/22	550	545
	Munich Re America Corp.	7.450%	12/15/26	2,350	2,952
3	Nationwide Financial Services Inc.	6.750%	5/15/67	350	360
	OneBeacon US Holdings Inc.	4.600%	11/9/22	1,700	1,683
	PartnerRe Finance B LLC	5.500%	6/1/20	12,484	13,695
	Primerica Inc.	4.750%	7/15/22	900	948
	Principal Financial Group Inc.	1.850%	11/15/17	1,300	1,277
	Principal Financial Group Inc.	8.875%	5/15/19	4	5
	Principal Financial Group Inc.	3.300%	9/15/22	2,375	2,304
	Principal Financial Group Inc.	3.125%	5/15/23	3,645	3,463
	Principal Financial Group Inc.	6.050%	10/15/36	8,375	9,728
	Principal Financial Group Inc.	4.625%	9/15/42	2,305	2,196
	Principal Financial Group Inc.	4.350%	5/15/43	3,593	3,300
	Progressive Corp.	3.750%	8/23/21	7,450	7,668
	Progressive Corp.	6.625%	3/1/29	4,700	5,677
	Progressive Corp.	6.250%	12/1/32	25	30

29

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	Progressive Corp.	6.700%	6/15/67	7,200	7,722
	Protective Life Corp.	7.375%	10/15/19	5,005	6,035
	Protective Life Corp.	8.450%	10/15/39	5,810	7,511
	Prudential Financial Inc.	5.100%	9/20/14	11,911	12,518
	Prudential Financial Inc.	3.875%	1/14/15	15,470	16,108
	Prudential Financial Inc.	6.200%	1/15/15	5,150	5,548
	Prudential Financial Inc.	4.750%	9/17/15	4,775	5,139
	Prudential Financial Inc.	5.500%	3/15/16	3,773	4,160
	Prudential Financial Inc.	6.000%	12/1/17	4,052	4,652
	Prudential Financial Inc.	7.375%	6/15/19	20	24
	Prudential Financial Inc.	5.375%	6/21/20	2,755	3,082
	Prudential Financial Inc.	5.750%	7/15/33	495	523
	Prudential Financial Inc.	5.400%	6/13/35	9,035	9,174
	Prudential Financial Inc.	5.900%	3/17/36	11,402	12,328
	Prudential Financial Inc.	5.700%	12/14/36	11,018	11,635
	Prudential Financial Inc.	6.625%	12/1/37	28	33
	Prudential Financial Inc.	6.625%	6/21/40	5,325	6,348
	Prudential Financial Inc.	5.625%	5/12/41	268	281
3	Prudential Financial Inc.	5.875%	9/15/42	4,150	4,160
3	Prudential Financial Inc.	5.625%	6/15/43	17,500	17,063
3	Prudential Financial Inc.	5.200%	3/15/44	6,025	5,694
3	Prudential Financial Inc.	8.875%	6/15/68	750	904
3	Reinsurance Group of America Inc.	6.750%	12/15/65	6,950	6,967
	StanCorp Financial Group Inc.	5.000%	8/15/22	1,275	1,281
	Swiss Re Solutions Holding Corp.	6.450%	3/1/19	1,000	1,177
	Swiss Re Solutions Holding Corp.	7.000%	2/15/26	1,964	2,468
	Swiss Re Solutions Holding Corp.	7.750%	6/15/30	10,815	14,440
	Torchmark Corp.	6.375%	6/15/16	3,500	3,869
	Transatlantic Holdings Inc.	8.000%	11/30/39	14,470	18,910
	Travelers Cos. Inc.	5.500%	12/1/15	1,025	1,134
	Travelers Cos. Inc.	6.250%	6/20/16	2,625	2,993
	Travelers Cos. Inc.	5.750%	12/15/17	3,825	4,432
	Travelers Cos. Inc.	5.800%	5/15/18	150	175
	Travelers Cos. Inc.	5.900%	6/2/19	11,500	13,619
	Travelers Cos. Inc.	3.900%	11/1/20	550	585
	Travelers Cos. Inc.	6.750%	6/20/36	10	13
	Travelers Cos. Inc.	6.250%	6/15/37	15,768	19,127
	Travelers Cos. Inc.	5.350%	11/1/40	2,415	2,667
	Travelers Property Casualty Corp.	6.375%	3/15/33	675	826
	UnitedHealth Group Inc.	4.875%	3/15/15	19,006	20,268
	UnitedHealth Group Inc.	5.375%	3/15/16	200	223
	UnitedHealth Group Inc.	6.000%	6/15/17	7,500	8,685
	UnitedHealth Group Inc.	6.000%	2/15/18	19,745	23,167
	UnitedHealth Group Inc.	1.625%	3/15/19	4,000	3,853
	UnitedHealth Group Inc.	3.875%	10/15/20	170	178
	UnitedHealth Group Inc.	4.700%	2/15/21	1,650	1,801
	UnitedHealth Group Inc.	2.875%	3/15/22	2,500	2,381
	UnitedHealth Group Inc.	2.750%	2/15/23	5,045	4,689
	UnitedHealth Group Inc.	5.800%	3/15/36	2,593	2,906
	UnitedHealth Group Inc.	6.500%	6/15/37	1,350	1,620
	UnitedHealth Group Inc.	6.625%	11/15/37	4,025	4,907
	UnitedHealth Group Inc.	6.875%	2/15/38	17,113	21,397
	UnitedHealth Group Inc.	5.700%	10/15/40	170	186
	UnitedHealth Group Inc.	5.950%	2/15/41	2,705	3,109
	UnitedHealth Group Inc.	4.625%	11/15/41	4,750	4,550
	UnitedHealth Group Inc.	4.375%	3/15/42	270	247
	UnitedHealth Group Inc.	3.950%	10/15/42	7,708	6,639
	UnitedHealth Group Inc.	4.250%	3/15/43	9,550	8,735
	Unum Group	7.125%	9/30/16	3,425	3,958
	Unum Group	5.625%	9/15/20	2,200	2,428
	Unum Group	5.750%	8/15/42	1,900	1,988
	Validus Holdings Ltd.	8.875%	1/26/40	3,800	4,754
	WellPoint Inc.	6.000%	2/15/14	2,225	2,299
	WellPoint Inc.	5.000%	12/15/14	3,525	3,735

30

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	WellPoint Inc.	1.250%	9/10/15	3,100	3,113
	WellPoint Inc.	5.250%	1/15/16	10,936	11,980
	WellPoint Inc.	5.875%	6/15/17	825	935
	WellPoint Inc.	1.875%	1/15/18	5,400	5,298
	WellPoint Inc.	7.000%	2/15/19	860	1,038
	WellPoint Inc.	4.350%	8/15/20	2,600	2,766
	WellPoint Inc.	3.700%	8/15/21	1,850	1,871
	WellPoint Inc.	3.125%	5/15/22	3,150	3,022
	WellPoint Inc.	3.300%	1/15/23	9,665	9,217
	WellPoint Inc.	5.950%	12/15/34	7,775	8,651
	WellPoint Inc.	5.850%	1/15/36	6,685	7,418
	WellPoint Inc.	6.375%	6/15/37	5,268	6,158
	WellPoint Inc.	5.800%	8/15/40	1,300	1,437
	WellPoint Inc.	4.625%	5/15/42	6,118	5,680
	WellPoint Inc.	4.650%	1/15/43	9,218	8,681
	Willis Group Holdings plc	5.750%	3/15/21	4,051	4,381
	Willis North America Inc.	5.625%	7/15/15	3,825	4,096
	Willis North America Inc.	6.200%	3/28/17	2,495	2,759
	Willis North America Inc.	7.000%	9/29/19	15,300	17,470
	WR Berkley Corp.	5.375%	9/15/20	950	1,029
	XL Group plc	5.250%	9/15/14	5,652	5,928
	XL Group plc	6.375%	11/15/24	525	597
	XL Group plc	6.250%	5/15/27	8,025	9,031
	XLIT Ltd.	5.750%	10/1/21	4,845	5,495
	Other Finance (0.0%)
	Jones Lang LaSalle Inc.	4.400%	11/15/22	825	809
	NASDAQ OMX Group Inc.	4.000%	1/15/15	3,275	3,377
	NASDAQ OMX Group Inc.	5.550%	1/15/20	7,700	8,187
	ORIX Corp.	4.710%	4/27/15	1,969	2,070
	ORIX Corp.	5.000%	1/12/16	4,835	5,129
	ORIX Corp.	3.750%	3/9/17	7,900	8,107
	XTRA Finance Corp.	5.150%	4/1/17	12,925	14,329
	Real Estate Investment Trusts (0.6%)
	Alexandria Real Estate Equities Inc.	4.600%	4/1/22	5,025	5,117
	Alexandria Real Estate Equities Inc.	3.900%	6/15/23	450	429
	Arden Realty LP	5.250%	3/1/15	925	984
	AvalonBay Communities Inc.	5.750%	9/15/16	825	941
	AvalonBay Communities Inc.	2.850%	3/15/23	2,800	2,529
	BioMed Realty LP	3.850%	4/15/16	5,525	5,771
	BioMed Realty LP	4.250%	7/15/22	2,000	2,011
	Boston Properties LP	5.625%	4/15/15	5,175	5,584
	Boston Properties LP	3.700%	11/15/18	800	842
	Boston Properties LP	5.875%	10/15/19	20	23
	Boston Properties LP	5.625%	11/15/20	8,925	10,106
	Boston Properties LP	4.125%	5/15/21	3,365	3,451
	Boston Properties LP	3.850%	2/1/23	13,238	13,044
	Boston Properties LP	3.125%	9/1/23	550	508
	Boston Properties LP	3.800%	2/1/24	7,525	7,373
	Brandywine Operating Partnership LP	5.700%	5/1/17	6,830	7,446
	Brandywine Operating Partnership LP	4.950%	4/15/18	8,325	8,861
	BRE Properties Inc.	5.500%	3/15/17	25	28
	BRE Properties Inc.	3.375%	1/15/23	4,375	4,072
	Camden Property Trust	2.950%	12/15/22	4,225	3,918
	CommonWealth REIT	6.250%	6/15/17	5,075	5,449
	CommonWealth REIT	5.875%	9/15/20	3,200	3,350
6	Corporate Office Properties LP	3.600%	5/15/23	2,475	2,283
	DDR Corp.	7.875%	9/1/20	5,000	6,190
	DDR Corp.	4.625%	7/15/22	8,425	8,511
	DDR Corp.	3.375%	5/15/23	8,625	7,900
	Digital Realty Trust LP	4.500%	7/15/15	2,400	2,525
	Digital Realty Trust LP	5.875%	2/1/20	2,000	2,159
	Digital Realty Trust LP	5.250%	3/15/21	12,345	12,766
	Duke Realty LP	7.375%	2/15/15	8,425	9,187

31

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Duke Realty LP	5.950%	2/15/17	5,400	5,990
	Duke Realty LP	8.250%	8/15/19	3,600	4,477
	Duke Realty LP	6.750%	3/15/20	1,025	1,178
	Duke Realty LP	3.625%	4/15/23	3,525	3,281
	EPR Properties	5.750%	8/15/22	1,100	1,117
	EPR Properties	5.250%	7/15/23	6,300	6,120
	Equity One Inc.	3.750%	11/15/22	3,000	2,830
	ERP Operating LP	5.250%	9/15/14	1,700	1,788
	ERP Operating LP	5.125%	3/15/16	825	909
	ERP Operating LP	5.375%	8/1/16	3,125	3,482
	ERP Operating LP	5.750%	6/15/17	2,375	2,689
	ERP Operating LP	4.750%	7/15/20	2,210	2,366
	ERP Operating LP	4.625%	12/15/21	11,055	11,737
	ERP Operating LP	3.000%	4/15/23	2,328	2,138
	Essex Portfolio LP	3.250%	5/1/23	925	862
	Federal Realty Investment Trust	3.000%	8/1/22	3,050	2,899
	Federal Realty Investment Trust	2.750%	6/1/23	1,375	1,245
	HCP Inc.	3.750%	2/1/16	24,725	26,005
	HCP Inc.	6.300%	9/15/16	9,415	10,676
	HCP Inc.	6.000%	1/30/17	3,220	3,609
	HCP Inc.	5.625%	5/1/17	100	112
	HCP Inc.	6.700%	1/30/18	1,200	1,403
	HCP Inc.	3.750%	2/1/19	4,525	4,640
	HCP Inc.	2.625%	2/1/20	675	632
	HCP Inc.	5.375%	2/1/21	300	325
	HCP Inc.	3.150%	8/1/22	700	647
	HCP Inc.	6.750%	2/1/41	500	593
	Health Care REIT Inc.	3.625%	3/15/16	2,150	2,254
	Health Care REIT Inc.	6.200%	6/1/16	9,300	10,430
	Health Care REIT Inc.	4.700%	9/15/17	3,675	4,005
	Health Care REIT Inc.	2.250%	3/15/18	4,550	4,473
	Health Care REIT Inc.	4.125%	4/1/19	3,875	4,050
	Health Care REIT Inc.	4.950%	1/15/21	8,335	8,765
	Health Care REIT Inc.	5.250%	1/15/22	5,925	6,387
	Health Care REIT Inc.	3.750%	3/15/23	2,975	2,817
	Health Care REIT Inc.	6.500%	3/15/41	3,400	3,813
	Health Care REIT Inc.	5.125%	3/15/43	3,125	2,912
	Healthcare Realty Trust Inc.	6.500%	1/17/17	2,800	3,131
	Healthcare Realty Trust Inc.	5.750%	1/15/21	2,750	3,001
	Healthcare Realty Trust Inc.	3.750%	4/15/23	75	70
6	Healthcare Trust of America Holdings LP	3.700%	4/15/23	1,425	1,342
	Hospitality Properties Trust	7.875%	8/15/14	3,550	3,690
	Hospitality Properties Trust	5.125%	2/15/15	5,170	5,362
	Hospitality Properties Trust	6.700%	1/15/18	10,375	11,697
	Hospitality Properties Trust	4.500%	6/15/23	750	724
	Kilroy Realty LP	5.000%	11/3/15	3,950	4,254
	Kilroy Realty LP	4.800%	7/15/18	11,075	11,684
	Kilroy Realty LP	3.800%	1/15/23	3,025	2,852
	Kimco Realty Corp.	5.783%	3/15/16	1,075	1,187
	Kimco Realty Corp.	5.700%	5/1/17	5,625	6,275
	Kimco Realty Corp.	4.300%	2/1/18	1,580	1,703
	Kimco Realty Corp.	6.875%	10/1/19	6,150	7,437
	Kimco Realty Corp.	3.125%	6/1/23	900	832
	Liberty Property LP	5.125%	3/2/15	8,400	8,843
	Liberty Property LP	5.500%	12/15/16	1,975	2,180
	Liberty Property LP	6.625%	10/1/17	2,750	3,171
	Liberty Property LP	4.750%	10/1/20	225	242
	Liberty Property LP	3.375%	6/15/23	1,250	1,156
	Mack-Cali Realty LP	2.500%	12/15/17	650	640
	Mack-Cali Realty LP	7.750%	8/15/19	6,525	8,086
	Mack-Cali Realty LP	4.500%	4/18/22	3,000	3,080
	National Retail Properties Inc.	6.875%	10/15/17	10,350	12,052
	National Retail Properties Inc.	5.500%	7/15/21	2,500	2,796
	National Retail Properties Inc.	3.300%	4/15/23	5,000	4,674

32

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Omega Healthcare Investors Inc.	6.750%	10/15/22	2,309	2,453
Omega Healthcare Investors Inc.	5.875%	3/15/24	1,518	1,594
6 Piedmont Operating Partnership LP	3.400%	6/1/23	1,825	1,661
Post Apartment Homes LP	3.375%	12/1/22	1,825	1,704
ProLogis LP	4.500%	8/15/17	2,600	2,792
ProLogis LP	6.625%	5/15/18	20	23
ProLogis LP	7.375%	10/30/19	5,100	6,191
ProLogis LP	6.625%	12/1/19	1,750	2,066
ProLogis LP	6.875%	3/15/20	7,175	8,328
Realty Income Corp.	5.950%	9/15/16	150	168
Realty Income Corp.	2.000%	1/31/18	875	849
Realty Income Corp.	6.750%	8/15/19	8,210	9,684
Realty Income Corp.	5.750%	1/15/21	5,175	5,839
Realty Income Corp.	5.875%	3/15/35	6,660	7,233
Regency Centers LP	5.250%	8/1/15	2,925	3,146
Senior Housing Properties Trust	4.300%	1/15/16	1,650	1,708
Simon Property Group LP	4.200%	2/1/15	4,225	4,402
Simon Property Group LP	5.100%	6/15/15	2,296	2,482
Simon Property Group LP	5.750%	12/1/15	15,350	16,921
Simon Property Group LP	6.100%	5/1/16	1,850	2,075
Simon Property Group LP	5.250%	12/1/16	17,641	19,664
Simon Property Group LP	2.800%	1/30/17	2,685	2,776
Simon Property Group LP	5.875%	3/1/17	3,250	3,676
Simon Property Group LP	2.150%	9/15/17	5,725	5,765
Simon Property Group LP	6.125%	5/30/18	5,250	6,165
Simon Property Group LP	5.650%	2/1/20	6,950	7,937
Simon Property Group LP	4.375%	3/1/21	3,900	4,199
Simon Property Group LP	4.125%	12/1/21	2,313	2,408
Simon Property Group LP	3.375%	3/15/22	2,725	2,672
Simon Property Group LP	2.750%	2/1/23	2,150	1,961
Simon Property Group LP	6.750%	2/1/40	7,643	9,393
Simon Property Group LP	4.750%	3/15/42	1,900	1,846
Tanger Properties LP	6.150%	11/15/15	3,525	3,936
UDR Inc.	4.250%	6/1/18	1,200	1,286
UDR Inc.	4.625%	1/10/22	7,145	7,451
Ventas Realty LP / Ventas Capital Corp.	3.125%	11/30/15	10,400	10,889
Ventas Realty LP / Ventas Capital Corp.	2.000%	2/15/18	1,125	1,092
Ventas Realty LP / Ventas Capital Corp.	2.700%	4/1/20	2,450	2,320
Ventas Realty LP / Ventas Capital Corp.	4.750%	6/1/21	4,850	5,106
Ventas Realty LP / Ventas Capital Corp.	4.250%	3/1/22	495	500
Ventas Realty LP / Ventas Capital Corp.	3.250%	8/15/22	4,900	4,538
Washington REIT	4.950%	10/1/20	475	505
Washington REIT	3.950%	10/15/22	2,650	2,528
Weingarten Realty Investors	3.375%	10/15/22	1,275	1,186
Weingarten Realty Investors	3.500%	4/15/23	3,925	3,704
				8,388,574
Industrial (12.6%)
Basic Industry (1.2%)
Agrium Inc.	6.750%	1/15/19	7,100	8,430
Agrium Inc.	3.150%	10/1/22	1,200	1,137
Agrium Inc.	6.125%	1/15/41	6,550	7,116
Air Products & Chemicals Inc.	2.000%	8/2/16	5,325	5,444
Air Products & Chemicals Inc.	3.000%	11/3/21	2,125	2,081
Air Products & Chemicals Inc.	2.750%	2/3/23	7,125	6,796
Airgas Inc.	4.500%	9/15/14	1,325	1,383
Airgas Inc.	3.250%	10/1/15	5,400	5,626
Albemarle Corp.	4.500%	12/15/20	500	526
Alcoa Inc.	5.550%	2/1/17	13	14
Alcoa Inc.	6.750%	7/15/18	2,800	3,058
Alcoa Inc.	5.720%	2/23/19	5,963	6,061
Alcoa Inc.	6.150%	8/15/20	3,518	3,592
Alcoa Inc.	5.400%	4/15/21	300	292
Alcoa Inc.	5.870%	2/23/22	2,337	2,288

33

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Alcoa Inc.	5.900%	2/1/27	1,087	1,021
	Alcoa Inc.	6.750%	1/15/28	18,666	18,690
	Alcoa Inc.	5.950%	2/1/37	6,288	5,643
	Allegheny Technologies Inc.	9.375%	6/1/19	5,304	6,550
	AngloGold Ashanti Holdings plc	5.375%	4/15/20	8,550	8,021
	AngloGold Ashanti Holdings plc	6.500%	4/15/40	2,275	1,885
	Barrick Gold Corp.	2.900%	5/30/16	3,200	3,162
6	Barrick Gold Corp.	2.500%	5/1/18	5,850	5,270
	Barrick Gold Corp.	6.950%	4/1/19	994	1,054
	Barrick Gold Corp.	3.850%	4/1/22	1,900	1,608
6	Barrick Gold Corp.	4.100%	5/1/23	9,650	8,127
	Barrick Gold Corp.	5.250%	4/1/42	5,475	4,234
	Barrick Gold Finance Co.	4.875%	11/15/14	2,700	2,786
	Barrick North America Finance LLC	6.800%	9/15/18	4,325	4,581
	Barrick North America Finance LLC	4.400%	5/30/21	14,150	12,785
	Barrick North America Finance LLC	7.500%	9/15/38	5,150	5,160
	Barrick North America Finance LLC	5.700%	5/30/41	8,393	6,852
6	Barrick North America Finance LLC	5.750%	5/1/43	7,225	6,318
	Barrick PD Australia Finance Pty Ltd.	5.950%	10/15/39	2,693	2,482
	BHP Billiton Finance USA Ltd.	1.125%	11/21/14	3,000	3,024
	BHP Billiton Finance USA Ltd.	1.000%	2/24/15	16,475	16,564
	BHP Billiton Finance USA Ltd.	5.250%	12/15/15	11,721	12,957
	BHP Billiton Finance USA Ltd.	1.625%	2/24/17	11,350	11,278
	BHP Billiton Finance USA Ltd.	5.400%	3/29/17	50	56
	BHP Billiton Finance USA Ltd.	6.500%	4/1/19	17,760	21,270
	BHP Billiton Finance USA Ltd.	3.250%	11/21/21	2,425	2,353
	BHP Billiton Finance USA Ltd.	2.875%	2/24/22	9,100	8,623
	BHP Billiton Finance USA Ltd.	4.125%	2/24/42	11,143	10,320
	Cabot Corp.	2.550%	1/15/18	475	475
	Cabot Corp.	3.700%	7/15/22	625	609
	Carpenter Technology Corp.	5.200%	7/15/21	11,175	11,369
	Celulosa Arauco y Constitucion SA	5.625%	4/20/15	3,675	3,860
	Celulosa Arauco y Constitucion SA	7.250%	7/29/19	1,225	1,398
	Celulosa Arauco y Constitucion SA	5.000%	1/21/21	5,300	5,308
	Celulosa Arauco y Constitucion SA	4.750%	1/11/22	2,625	2,667
	CF Industries Inc.	6.875%	5/1/18	16,918	19,836
	CF Industries Inc.	7.125%	5/1/20	7,275	8,694
	CF Industries Inc.	3.450%	6/1/23	600	574
	CF Industries Inc.	4.950%	6/1/43	5,150	4,902
	Cliffs Natural Resources Inc.	3.950%	1/15/18	1,000	952
	Cliffs Natural Resources Inc.	5.900%	3/15/20	3,275	3,163
	Cliffs Natural Resources Inc.	4.875%	4/1/21	12,100	10,968
	Cliffs Natural Resources Inc.	6.250%	10/1/40	5,978	4,948
	Domtar Corp.	6.250%	9/1/42	850	803
	Dow Chemical Co.	2.500%	2/15/16	625	645
	Dow Chemical Co.	5.700%	5/15/18	500	574
	Dow Chemical Co.	4.250%	11/15/20	4,892	5,120
	Dow Chemical Co.	4.125%	11/15/21	9,400	9,640
	Dow Chemical Co.	3.000%	11/15/22	4,875	4,513
	Dow Chemical Co.	7.375%	11/1/29	1,868	2,354
	Dow Chemical Co.	9.400%	5/15/39	12,297	17,881
	Dow Chemical Co.	5.250%	11/15/41	10,283	10,221
	Dow Chemical Co.	4.375%	11/15/42	4,075	3,571
	Eastman Chemical Co.	3.000%	12/15/15	675	705
	Eastman Chemical Co.	2.400%	6/1/17	4,000	4,015
	Eastman Chemical Co.	5.500%	11/15/19	4,675	5,254
	Eastman Chemical Co.	4.500%	1/15/21	775	815
	Eastman Chemical Co.	3.600%	8/15/22	18,255	17,585
	Eastman Chemical Co.	4.800%	9/1/42	5,493	5,141
	Ecolab Inc.	2.375%	12/8/14	5,375	5,487
	Ecolab Inc.	1.000%	8/9/15	1,500	1,496
	Ecolab Inc.	3.000%	12/8/16	14,775	15,453
	Ecolab Inc.	1.450%	12/8/17	4,807	4,660
	Ecolab Inc.	4.350%	12/8/21	7,000	7,376

34

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Ecolab Inc.	5.500%	12/8/41	9,893	10,829
	EI du Pont de Nemours & Co.	5.000%	7/15/13	7,075	7,086
	EI du Pont de Nemours & Co.	3.250%	1/15/15	62	64
	EI du Pont de Nemours & Co.	1.950%	1/15/16	2,800	2,870
	EI du Pont de Nemours & Co.	2.750%	4/1/16	5,200	5,450
	EI du Pont de Nemours & Co.	5.250%	12/15/16	7,601	8,649
	EI du Pont de Nemours & Co.	6.000%	7/15/18	9,455	11,170
	EI du Pont de Nemours & Co.	4.625%	1/15/20	5,002	5,539
	EI du Pont de Nemours & Co.	3.625%	1/15/21	15,210	15,882
	EI du Pont de Nemours & Co.	4.250%	4/1/21	2,950	3,195
	EI du Pont de Nemours & Co.	2.800%	2/15/23	9,525	9,100
	EI du Pont de Nemours & Co.	6.500%	1/15/28	1,700	2,094
	EI du Pont de Nemours & Co.	4.900%	1/15/41	11,278	12,003
	EI du Pont de Nemours & Co.	4.150%	2/15/43	8,850	8,470
	FMC Corp.	3.950%	2/1/22	2,600	2,622
	Freeport-McMoRan Copper & Gold Inc.	1.400%	2/13/15	1,675	1,667
	Freeport-McMoRan Copper & Gold Inc.	2.150%	3/1/17	1,300	1,275
6	Freeport-McMoRan Copper & Gold Inc.	2.375%	3/15/18	23,300	22,196
6	Freeport-McMoRan Copper & Gold Inc.	3.100%	3/15/20	18,660	17,288
	Freeport-McMoRan Copper & Gold Inc.	3.550%	3/1/22	10,025	9,121
6	Freeport-McMoRan Copper & Gold Inc.	3.875%	3/15/23	22,030	20,006
6	Freeport-McMoRan Copper & Gold Inc.	5.450%	3/15/43	10,935	9,678
	Georgia-Pacific LLC	8.000%	1/15/24	18	23
	Georgia-Pacific LLC	7.375%	12/1/25	775	982
	Georgia-Pacific LLC	7.750%	11/15/29	18	23
	Georgia-Pacific LLC	8.875%	5/15/31	2,375	3,372
	Goldcorp Inc.	2.125%	3/15/18	15,710	14,981
	Goldcorp Inc.	3.700%	3/15/23	9,450	8,377
	ICI Wilmington Inc.	5.625%	12/1/13	700	713
	International Paper Co.	5.300%	4/1/15	4,600	4,909
	International Paper Co.	7.950%	6/15/18	5,895	7,202
	International Paper Co.	9.375%	5/15/19	22,188	29,010
	International Paper Co.	7.500%	8/15/21	28,345	34,752
	International Paper Co.	8.700%	6/15/38	1,200	1,630
	International Paper Co.	7.300%	11/15/39	643	773
	Kinross Gold Corp.	5.125%	9/1/21	3,100	3,031
	Kinross Gold Corp.	6.875%	9/1/41	2,150	1,913
	Lubrizol Corp.	5.500%	10/1/14	10,125	10,758
	Lubrizol Corp.	8.875%	2/1/19	850	1,117
	Lubrizol Corp.	6.500%	10/1/34	5,285	6,695
	LyondellBasell Industries NV	5.000%	4/15/19	15,675	16,929
	LyondellBasell Industries NV	6.000%	11/15/21	7,400	8,288
	LyondellBasell Industries NV	5.750%	4/15/24	8,450	9,204
	Monsanto Co.	2.750%	4/15/16	1,750	1,829
	Monsanto Co.	5.125%	4/15/18	3,100	3,533
	Monsanto Co.	2.200%	7/15/22	4,225	3,900
	Monsanto Co.	5.500%	8/15/25	23	27
	Monsanto Co.	5.875%	4/15/38	1,750	2,078
	Monsanto Co.	3.600%	7/15/42	3,725	3,222
	Mosaic Co.	3.750%	11/15/21	1,750	1,755
	Mosaic Co.	4.875%	11/15/41	1,250	1,204
	Newmont Mining Corp.	5.125%	10/1/19	1,470	1,546
	Newmont Mining Corp.	3.500%	3/15/22	7,760	6,627
	Newmont Mining Corp.	5.875%	4/1/35	2,605	2,480
	Newmont Mining Corp.	6.250%	10/1/39	18,752	17,756
	Newmont Mining Corp.	4.875%	3/15/42	1,418	1,100
	Nucor Corp.	5.750%	12/1/17	1,100	1,259
	Nucor Corp.	5.850%	6/1/18	5,205	6,065
	Nucor Corp.	4.125%	9/15/22	325	335
	Nucor Corp.	6.400%	12/1/37	4,845	5,818
	Packaging Corp. of America	3.900%	6/15/22	4,500	4,398
	Placer Dome Inc.	6.450%	10/15/35	2,175	2,081
	Plum Creek Timberlands LP	5.875%	11/15/15	3,050	3,354
	Plum Creek Timberlands LP	4.700%	3/15/21	5,155	5,352

35

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Potash Corp. of Saskatchewan Inc.	3.750%	9/30/15	5,350	5,656
Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	4,345	4,578
Potash Corp. of Saskatchewan Inc.	6.500%	5/15/19	170	204
Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	6,485	7,153
Potash Corp. of Saskatchewan Inc.	5.875%	12/1/36	1,275	1,424
Potash Corp. of Saskatchewan Inc.	5.625%	12/1/40	3,668	4,019
PPG Industries Inc.	1.900%	1/15/16	6,825	6,968
PPG Industries Inc.	6.650%	3/15/18	1,770	2,101
PPG Industries Inc.	3.600%	11/15/20	1,650	1,698
PPG Industries Inc.	7.700%	3/15/38	4,825	6,384
PPG Industries Inc.	5.500%	11/15/40	875	923
Praxair Inc.	4.375%	3/31/14	2,775	2,856
Praxair Inc.	5.250%	11/15/14	6,850	7,291
Praxair Inc.	4.625%	3/30/15	325	347
Praxair Inc.	3.250%	9/15/15	800	843
Praxair Inc.	5.200%	3/15/17	1,100	1,231
Praxair Inc.	4.500%	8/15/19	2,540	2,800
Praxair Inc.	3.000%	9/1/21	3,550	3,513
Praxair Inc.	2.450%	2/15/22	19,000	17,816
Praxair Inc.	2.200%	8/15/22	4,000	3,631
Praxair Inc.	3.550%	11/7/42	1,000	865
Rayonier Inc.	3.750%	4/1/22	1,750	1,715
Reliance Steel & Aluminum Co.	6.200%	11/15/16	250	279
Reliance Steel & Aluminum Co.	4.500%	4/15/23	1,425	1,351
Reliance Steel & Aluminum Co.	6.850%	11/15/36	1,750	1,849
Rio Tinto Alcan Inc.	5.000%	6/1/15	1,775	1,909
Rio Tinto Alcan Inc.	6.125%	12/15/33	14,094	15,855
Rio Tinto Alcan Inc.	5.750%	6/1/35	10,454	11,430
Rio Tinto Finance USA Ltd.	1.875%	11/2/15	12,475	12,674
Rio Tinto Finance USA Ltd.	2.500%	5/20/16	1,050	1,074
Rio Tinto Finance USA Ltd.	2.250%	9/20/16	2,000	2,041
Rio Tinto Finance USA Ltd.	6.500%	7/15/18	9,210	10,872
Rio Tinto Finance USA Ltd.	9.000%	5/1/19	9,471	12,314
Rio Tinto Finance USA Ltd.	3.500%	11/2/20	9,708	9,655
Rio Tinto Finance USA Ltd.	4.125%	5/20/21	4,125	4,175
Rio Tinto Finance USA Ltd.	3.750%	9/20/21	4,075	4,022
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	6,095	7,648
Rio Tinto Finance USA Ltd.	5.200%	11/2/40	11,460	11,245
Rio Tinto Finance USA plc	1.375%	6/17/16	7,100	7,047
Rio Tinto Finance USA plc	2.000%	3/22/17	7,400	7,343
Rio Tinto Finance USA plc	1.625%	8/21/17	6,250	6,132
Rio Tinto Finance USA plc	2.250%	12/14/18	5,375	5,219
Rio Tinto Finance USA plc	3.500%	3/22/22	3,625	3,470
Rio Tinto Finance USA plc	2.875%	8/21/22	7,820	7,149
Rio Tinto Finance USA plc	4.750%	3/22/42	5,268	5,006
Rio Tinto Finance USA plc	4.125%	8/21/42	7,024	5,961
Rohm & Haas Co.	6.000%	9/15/17	10,030	11,461
Rohm & Haas Co.	7.850%	7/15/29	2,650	3,476
RPM International Inc.	6.125%	10/15/19	2,225	2,555
RPM International Inc.	3.450%	11/15/22	4,550	4,242
Sherwin-Williams Co.	3.125%	12/15/14	3,225	3,338
Sherwin-Williams Co.	4.000%	12/15/42	2,000	1,828
Sigma-Aldrich Corp.	3.375%	11/1/20	1,585	1,591
Southern Copper Corp.	5.375%	4/16/20	1,800	1,909
Southern Copper Corp.	7.500%	7/27/35	16,450	17,437
Southern Copper Corp.	6.750%	4/16/40	2,000	1,980
Southern Copper Corp.	5.250%	11/8/42	7,545	6,242
Syngenta Finance NV	3.125%	3/28/22	4,000	3,892
Syngenta Finance NV	4.375%	3/28/42	2,675	2,567
Teck Resources Ltd.	3.150%	1/15/17	1,550	1,599
Teck Resources Ltd.	3.850%	8/15/17	4,100	4,329
Teck Resources Ltd.	2.500%	2/1/18	11,125	10,779
Teck Resources Ltd.	4.500%	1/15/21	4,250	4,270
Teck Resources Ltd.	4.750%	1/15/22	2,325	2,339

36

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Teck Resources Ltd.	3.750%	2/1/23	4,168	3,830
Teck Resources Ltd.	6.125%	10/1/35	4,262	4,148
Teck Resources Ltd.	6.000%	8/15/40	3,450	3,273
Teck Resources Ltd.	6.250%	7/15/41	4,468	4,285
Teck Resources Ltd.	5.200%	3/1/42	8,975	7,629
Teck Resources Ltd.	5.400%	2/1/43	693	601
Vale Canada Ltd.	5.700%	10/15/15	3,575	3,841
Vale Canada Ltd.	7.200%	9/15/32	1,175	1,256
Vale Overseas Ltd.	6.250%	1/11/16	1,050	1,157
Vale Overseas Ltd.	6.250%	1/23/17	6,270	6,989
Vale Overseas Ltd.	5.625%	9/15/19	29,550	31,667
Vale Overseas Ltd.	4.625%	9/15/20	7,700	7,603
Vale Overseas Ltd.	4.375%	1/11/22	13,250	12,621
Vale Overseas Ltd.	8.250%	1/17/34	2,500	2,951
Vale Overseas Ltd.	6.875%	11/21/36	23,479	23,666
Vale Overseas Ltd.	6.875%	11/10/39	20,315	20,534
Vale SA	5.625%	9/11/42	90	79
Valspar Corp.	7.250%	6/15/19	675	820
Valspar Corp.	4.200%	1/15/22	825	832
Westlake Chemical Corp.	3.600%	7/15/22	775	741
Westvaco Corp.	8.200%	1/15/30	18	21
Westvaco Corp.	7.950%	2/15/31	5,103	5,942
Weyerhaeuser Co.	7.375%	10/1/19	7,991	9,455
Weyerhaeuser Co.	8.500%	1/15/25	2,250	2,835
Weyerhaeuser Co.	7.375%	3/15/32	6,125	7,390
Weyerhaeuser Co.	6.875%	12/15/33	2,500	2,852
Xstrata Canada Corp.	5.375%	6/1/15	350	371
Xstrata Canada Corp.	6.000%	10/15/15	1,125	1,233
Xstrata Canada Corp.	5.500%	6/15/17	4,675	5,141
Capital Goods (1.2%)
3M Co.	6.375%	2/15/28	3,650	4,553
3M Co.	5.700%	3/15/37	6,023	7,237
ABB Finance USA Inc.	1.625%	5/8/17	2,500	2,478
ABB Finance USA Inc.	2.875%	5/8/22	5,150	4,931
ABB Finance USA Inc.	4.375%	5/8/42	1,678	1,626
Acuity Brands Lighting Inc.	6.000%	12/15/19	2,050	2,259
Avery Dennison Corp.	3.350%	4/15/23	6,650	6,289
Bemis Co. Inc.	5.650%	8/1/14	2,625	2,762
Black & Decker Corp.	5.750%	11/15/16	2,325	2,665
Boeing Capital Corp.	3.250%	10/27/14	700	724
Boeing Capital Corp.	2.900%	8/15/18	150	157
Boeing Co.	3.500%	2/15/15	26,450	27,683
Boeing Co.	3.750%	11/20/16	20	22
Boeing Co.	0.950%	5/15/18	475	454
Boeing Co.	6.000%	3/15/19	25	30
Boeing Co.	4.875%	2/15/20	6,600	7,513
Boeing Co.	8.750%	8/15/21	1,700	2,332
Boeing Co.	7.950%	8/15/24	1,148	1,570
Boeing Co.	7.250%	6/15/25	675	871
Boeing Co.	8.750%	9/15/31	850	1,258
Boeing Co.	6.125%	2/15/33	500	600
Boeing Co.	6.625%	2/15/38	2,190	2,823
Boeing Co.	6.875%	3/15/39	2,128	2,818
Boeing Co.	5.875%	2/15/40	4,950	5,929
Carlisle Cos. Inc.	3.750%	11/15/22	3,075	2,937
Caterpillar Financial Services Corp.	1.125%	12/15/14	6,475	6,524
Caterpillar Financial Services Corp.	4.750%	2/17/15	4,560	4,851
Caterpillar Financial Services Corp.	4.625%	6/1/15	2,625	2,808
Caterpillar Financial Services Corp.	2.050%	8/1/16	30,175	30,819
Caterpillar Financial Services Corp.	5.450%	4/15/18	114	132
Caterpillar Financial Services Corp.	7.150%	2/15/19	39,700	49,255
Caterpillar Inc.	0.950%	6/26/15	575	577
Caterpillar Inc.	3.900%	5/27/21	5,778	6,056

37

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Caterpillar Inc.	6.050%	8/15/36	8,617	10,110
	Caterpillar Inc.	5.200%	5/27/41	50	54
	Caterpillar Inc.	3.803%	8/15/42	20,069	17,543
	Cooper US Inc.	5.450%	4/1/15	1,925	2,074
	Cooper US Inc.	2.375%	1/15/16	3,025	3,108
	Cooper US Inc.	3.875%	12/15/20	1,250	1,282
	CRH America Inc.	4.125%	1/15/16	6,425	6,757
	CRH America Inc.	6.000%	9/30/16	17,236	19,435
	CRH America Inc.	8.125%	7/15/18	7,400	8,995
	CRH America Inc.	5.750%	1/15/21	6,800	7,481
	Danaher Corp.	1.300%	6/23/14	2,500	2,520
	Danaher Corp.	2.300%	6/23/16	1,750	1,809
	Danaher Corp.	5.625%	1/15/18	2,385	2,756
	Danaher Corp.	5.400%	3/1/19	1,700	1,979
	Danaher Corp.	3.900%	6/23/21	3,110	3,310
	Deere & Co.	4.375%	10/16/19	4,925	5,466
	Deere & Co.	2.600%	6/8/22	3,963	3,763
	Deere & Co.	5.375%	10/16/29	8,943	10,403
	Deere & Co.	8.100%	5/15/30	3,415	4,867
	Deere & Co.	7.125%	3/3/31	925	1,229
	Deere & Co.	3.900%	6/9/42	8,933	8,164
	Dover Corp.	5.450%	3/15/18	6,650	7,643
	Dover Corp.	4.300%	3/1/21	550	598
	Dover Corp.	5.375%	10/15/35	550	598
	Dover Corp.	6.600%	3/15/38	3,115	3,942
	Dover Corp.	5.375%	3/1/41	1,368	1,526
6	Eaton Corp.	1.500%	11/2/17	7,660	7,463
	Eaton Corp.	5.600%	5/15/18	11,050	12,623
6	Eaton Corp.	2.750%	11/2/22	15,900	14,914
6	Eaton Corp.	4.000%	11/2/32	4,325	4,031
6	Eaton Corp.	4.150%	11/2/42	2,400	2,145
	Embraer Overseas Ltd.	6.375%	1/24/17	7,473	8,015
	Embraer Overseas Ltd.	6.375%	1/15/20	4,550	4,970
	Embraer SA	5.150%	6/15/22	6,350	6,373
	Emerson Electric Co.	5.250%	10/15/18	6,635	7,680
	Emerson Electric Co.	4.875%	10/15/19	4,575	5,224
	Emerson Electric Co.	4.250%	11/15/20	425	458
	Emerson Electric Co.	2.625%	2/15/23	4,125	3,928
	Emerson Electric Co.	6.000%	8/15/32	940	1,143
	Emerson Electric Co.	6.125%	4/15/39	1,960	2,436
	Emerson Electric Co.	5.250%	11/15/39	394	437
	Exelis Inc.	4.250%	10/1/16	3,525	3,716
	Flowserve Corp.	3.500%	9/15/22	9,775	9,303
	General Dynamics Corp.	1.375%	1/15/15	2,100	2,124
	General Dynamics Corp.	1.000%	11/15/17	11,600	11,228
	General Dynamics Corp.	3.875%	7/15/21	11,125	11,665
	General Dynamics Corp.	2.250%	11/15/22	14,800	13,416
	General Dynamics Corp.	3.600%	11/15/42	3,418	2,929
	General Electric Co.	0.850%	10/9/15	13,925	13,901
	General Electric Co.	5.250%	12/6/17	34,782	39,300
	General Electric Co.	2.700%	10/9/22	16,123	15,299
	General Electric Co.	4.125%	10/9/42	18,315	17,003
	Harsco Corp.	2.700%	10/15/15	876	882
	Harsco Corp.	5.750%	5/15/18	10,018	10,756
	Honeywell International Inc.	5.400%	3/15/16	1,650	1,837
	Honeywell International Inc.	5.300%	3/15/17	5,110	5,766
	Honeywell International Inc.	5.300%	3/1/18	2,660	3,026
	Honeywell International Inc.	5.000%	2/15/19	3,175	3,621
	Honeywell International Inc.	4.250%	3/1/21	15,620	17,097
	Honeywell International Inc.	5.700%	3/15/36	2,435	2,832
	Honeywell International Inc.	5.700%	3/15/37	4,960	5,797
	Honeywell International Inc.	5.375%	3/1/41	3,493	4,016
	Illinois Tool Works Inc.	6.250%	4/1/19	12,475	14,996
	Illinois Tool Works Inc.	4.875%	9/15/41	45	47

38

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Illinois Tool Works Inc.	3.900%	9/1/42	12,800	11,443
	Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	5,880	6,915
6	Ingersoll-Rand Global Holding Co. Ltd.	2.875%	1/15/19	1,850	1,826
6	Ingersoll-Rand Global Holding Co. Ltd.	4.250%	6/15/23	3,725	3,670
6	Ingersoll-Rand Global Holding Co. Ltd.	5.750%	6/15/43	650	645
	John Deere Capital Corp.	4.900%	9/9/13	8,275	8,345
	John Deere Capital Corp.	1.250%	12/2/14	3,000	3,031
	John Deere Capital Corp.	2.950%	3/9/15	7,600	7,892
	John Deere Capital Corp.	0.950%	6/29/15	1,275	1,282
	John Deere Capital Corp.	0.700%	9/4/15	2,050	2,046
	John Deere Capital Corp.	0.750%	1/22/16	700	696
	John Deere Capital Corp.	2.250%	6/7/16	300	310
	John Deere Capital Corp.	1.850%	9/15/16	9,000	9,169
	John Deere Capital Corp.	2.000%	1/13/17	8,450	8,552
	John Deere Capital Corp.	5.500%	4/13/17	3,350	3,809
	John Deere Capital Corp.	2.800%	9/18/17	7,400	7,697
	John Deere Capital Corp.	1.200%	10/10/17	2,650	2,577
	John Deere Capital Corp.	1.300%	3/12/18	5,600	5,419
	John Deere Capital Corp.	5.750%	9/10/18	3,950	4,618
	John Deere Capital Corp.	2.250%	4/17/19	3,000	2,986
	John Deere Capital Corp.	1.700%	1/15/20	4,175	3,949
	John Deere Capital Corp.	3.900%	7/12/21	4,850	5,087
	John Deere Capital Corp.	3.150%	10/15/21	4,040	3,997
	John Deere Capital Corp.	2.750%	3/15/22	750	716
	John Deere Capital Corp.	2.800%	1/27/23	2,225	2,121
	Joy Global Inc.	6.000%	11/15/16	1,850	2,093
	Kennametal Inc.	2.650%	11/1/19	3,625	3,518
	Kennametal Inc.	3.875%	2/15/22	1,900	1,844
	L-3 Communications Corp.	5.200%	10/15/19	10,150	10,934
	L-3 Communications Corp.	4.750%	7/15/20	8,400	8,748
	L-3 Communications Corp.	4.950%	2/15/21	12,725	13,379
	Legrand France SA	8.500%	2/15/25	425	540
	Lockheed Martin Corp.	7.650%	5/1/16	4,800	5,633
	Lockheed Martin Corp.	2.125%	9/15/16	1,300	1,329
	Lockheed Martin Corp.	4.250%	11/15/19	7,875	8,548
	Lockheed Martin Corp.	3.350%	9/15/21	9,250	9,259
	Lockheed Martin Corp.	6.150%	9/1/36	18,450	21,254
	Lockheed Martin Corp.	5.500%	11/15/39	1,850	1,976
	Lockheed Martin Corp.	5.720%	6/1/40	4,432	4,907
	Lockheed Martin Corp.	4.850%	9/15/41	1,575	1,553
	Martin Marietta Materials Inc.	6.600%	4/15/18	4,450	5,014
	Mohawk Industries Inc.	6.375%	1/15/16	3,000	3,312
	Mohawk Industries Inc.	3.850%	2/1/23	12,300	11,864
	Northrop Grumman Corp.	5.050%	8/1/19	3,285	3,675
	Northrop Grumman Corp.	3.500%	3/15/21	9,828	9,943
	Northrop Grumman Corp.	3.250%	8/1/23	5,000	4,765
	Northrop Grumman Corp.	5.050%	11/15/40	7,175	7,227
	Northrop Grumman Corp.	4.750%	6/1/43	6,325	6,061
	Northrop Grumman Systems Corp.	7.750%	2/15/31	381	506
	Owens Corning	6.500%	12/1/16	24,493	27,337
	Owens Corning	4.200%	12/15/22	9,850	9,546
	Owens Corning	7.000%	12/1/36	725	775
	Parker Hannifin Corp.	5.500%	5/15/18	950	1,093
	Parker Hannifin Corp.	3.500%	9/15/22	500	504
	Parker Hannifin Corp.	6.250%	5/15/38	4,735	5,828
	Pentair Finance SA	1.350%	12/1/15	3,463	3,472
	Pentair Finance SA	1.875%	9/15/17	300	294
	Pentair Finance SA	5.000%	5/15/21	1,275	1,368
	Precision Castparts Corp.	0.700%	12/20/15	3,675	3,658
	Precision Castparts Corp.	1.250%	1/15/18	2,800	2,725
	Precision Castparts Corp.	2.500%	1/15/23	3,425	3,198
	Precision Castparts Corp.	3.900%	1/15/43	3,125	2,863
	Raytheon Co.	6.400%	12/15/18	400	485
	Raytheon Co.	4.400%	2/15/20	3,820	4,166

39

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Raytheon Co.	3.125%	10/15/20	3,440	3,460
Raytheon Co.	2.500%	12/15/22	5,450	5,012
Raytheon Co.	7.200%	8/15/27	4,710	6,007
Raytheon Co.	4.875%	10/15/40	1,718	1,764
Raytheon Co.	4.700%	12/15/41	12,375	12,451
Republic Services Inc.	3.800%	5/15/18	2,525	2,667
Republic Services Inc.	5.500%	9/15/19	17,050	19,315
Republic Services Inc.	5.000%	3/1/20	3,795	4,148
Republic Services Inc.	5.250%	11/15/21	10,010	10,985
Republic Services Inc.	3.550%	6/1/22	1,700	1,654
Republic Services Inc.	4.750%	5/15/23	900	950
Republic Services Inc.	6.086%	3/15/35	2,600	2,930
Republic Services Inc.	6.200%	3/1/40	4,523	5,192
Republic Services Inc.	5.700%	5/15/41	5,918	6,461
Rockwell Automation Inc.	5.650%	12/1/17	1,150	1,331
Rockwell Automation Inc.	6.700%	1/15/28	1,025	1,316
Rockwell Automation Inc.	6.250%	12/1/37	3,985	4,889
Rockwell Collins Inc.	5.250%	7/15/19	850	974
Rockwell Collins Inc.	3.100%	11/15/21	1,550	1,541
Roper Industries Inc.	1.850%	11/15/17	2,550	2,521
Roper Industries Inc.	2.050%	10/1/18	8,000	7,845
Roper Industries Inc.	6.250%	9/1/19	3,725	4,343
Roper Industries Inc.	3.125%	11/15/22	725	686
Snap-on Inc.	6.125%	9/1/21	3,700	4,331
Sonoco Products Co.	4.375%	11/1/21	745	771
Sonoco Products Co.	5.750%	11/1/40	5,050	5,390
Stanley Black & Decker Inc.	3.400%	12/1/21	4,325	4,283
Stanley Black & Decker Inc.	2.900%	11/1/22	1,450	1,364
Stanley Black & Decker Inc.	5.200%	9/1/40	2,018	2,083
Textron Inc.	5.600%	12/1/17	975	1,072
Textron Inc.	7.250%	10/1/19	4,140	4,908
Tyco International Finance SA	8.500%	1/15/19	2,301	2,873
Tyco International Ltd. / Tyco International Finance SA	7.000%	12/15/19	1,975	2,356
Tyco International Ltd. / Tyco International Finance SA	6.875%	1/15/21	16,060	19,081
United Technologies Corp.	4.875%	5/1/15	1,060	1,141
United Technologies Corp.	1.800%	6/1/17	7,520	7,549
United Technologies Corp.	5.375%	12/15/17	12,195	14,048
United Technologies Corp.	6.125%	2/1/19	433	512
United Technologies Corp.	4.500%	4/15/20	23,803	26,558
United Technologies Corp.	3.100%	6/1/22	23,177	22,864
United Technologies Corp.	6.700%	8/1/28	2,397	3,013
United Technologies Corp.	7.500%	9/15/29	3,325	4,614
United Technologies Corp.	5.400%	5/1/35	7,175	8,087
United Technologies Corp.	6.050%	6/1/36	7,302	8,849
United Technologies Corp.	6.125%	7/15/38	3,388	4,145
United Technologies Corp.	5.700%	4/15/40	11,250	13,161
United Technologies Corp.	4.500%	6/1/42	28,080	27,717
Waste Management Inc.	6.375%	3/11/15	3,400	3,705
Waste Management Inc.	2.600%	9/1/16	3,150	3,256
Waste Management Inc.	6.100%	3/15/18	700	812
Waste Management Inc.	7.375%	3/11/19	15,132	18,222
Waste Management Inc.	4.750%	6/30/20	3,675	3,978
Waste Management Inc.	4.600%	3/1/21	7,120	7,546
Waste Management Inc.	7.100%	8/1/26	895	1,107
Waste Management Inc.	7.000%	7/15/28	108	133
Waste Management Inc.	7.750%	5/15/32	1,850	2,436
Waste Management Inc.	6.125%	11/30/39	6,743	7,803
Communication (2.2%)
Alltel Corp.	7.000%	3/15/16	3,500	4,010
Alltel Corp.	7.875%	7/1/32	4,743	6,397
America Movil SAB de CV	5.500%	3/1/14	3,230	3,324
America Movil SAB de CV	5.750%	1/15/15	27,251	29,027
America Movil SAB de CV	3.625%	3/30/15	70	73

40

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
America Movil SAB de CV	5.625%	11/15/17	6,590	7,503
America Movil SAB de CV	5.000%	10/16/19	1,225	1,319
America Movil SAB de CV	5.000%	3/30/20	300	322
America Movil SAB de CV	3.125%	7/16/22	5,150	4,798
America Movil SAB de CV	6.375%	3/1/35	17,540	19,446
America Movil SAB de CV	6.125%	11/15/37	4,318	4,628
America Movil SAB de CV	6.125%	3/30/40	11,900	12,961
America Movil SAB de CV	4.375%	7/16/42	9,675	8,255
American Tower Corp.	4.625%	4/1/15	6,075	6,412
American Tower Corp.	4.500%	1/15/18	18,815	20,039
American Tower Corp.	5.900%	11/1/21	7,025	7,812
American Tower Corp.	3.500%	1/31/23	18,775	17,209
Ameritech Capital Funding Corp.	6.550%	1/15/28	20	22
AT&T Corp.	6.500%	3/15/29	3,210	3,730
AT&T Corp.	8.000%	11/15/31	12,254	17,046
AT&T Inc.	5.100%	9/15/14	12,710	13,351
AT&T Inc.	2.500%	8/15/15	4,150	4,258
AT&T Inc.	0.800%	12/1/15	925	922
AT&T Inc.	0.900%	2/12/16	7,875	7,815
AT&T Inc.	2.950%	5/15/16	3,500	3,659
AT&T Inc.	5.625%	6/15/16	33,520	37,578
AT&T Inc.	1.700%	6/1/17	28,225	27,912
AT&T Inc.	1.400%	12/1/17	1,525	1,487
AT&T Inc.	5.500%	2/1/18	5,156	5,889
AT&T Inc.	5.600%	5/15/18	8,975	10,369
AT&T Inc.	5.800%	2/15/19	44,250	51,313
AT&T Inc.	3.875%	8/15/21	17,500	18,027
AT&T Inc.	3.000%	2/15/22	9,550	9,125
AT&T Inc.	2.625%	12/1/22	5,600	5,127
AT&T Inc.	6.450%	6/15/34	4,500	5,145
AT&T Inc.	6.150%	9/15/34	100	111
AT&T Inc.	6.500%	9/1/37	27,338	31,096
AT&T Inc.	6.300%	1/15/38	19,747	22,010
AT&T Inc.	6.400%	5/15/38	6,320	7,116
AT&T Inc.	6.550%	2/15/39	27,539	31,620
AT&T Inc.	5.350%	9/1/40	22,277	22,507
AT&T Inc.	5.550%	8/15/41	5,875	6,055
AT&T Inc.	4.300%	12/15/42	7,915	6,903
AT&T Inc.	4.350%	6/15/45	12,955	11,343
AT&T Mobility LLC	7.125%	12/15/31	8,015	10,340
Bellsouth Capital Funding Corp.	7.875%	2/15/30	7,440	9,303
Bellsouth Capital Funding Corp.	7.120%	7/15/97	550	617
BellSouth Corp.	5.200%	9/15/14	1,650	1,733
BellSouth Corp.	5.200%	12/15/16	6,875	7,752
BellSouth Corp.	6.875%	10/15/31	7,465	8,491
BellSouth Corp.	6.550%	6/15/34	5,380	5,923
BellSouth Corp.	6.000%	11/15/34	4,062	4,167
BellSouth Telecommunications Inc.	6.375%	6/1/28	8,800	9,867
British Telecommunications plc	2.000%	6/22/15	3,600	3,660
British Telecommunications plc	1.625%	6/28/16	4,325	4,337
British Telecommunications plc	5.950%	1/15/18	11,850	13,534
British Telecommunications plc	9.625%	12/15/30	17,192	25,794
CBS Corp.	1.950%	7/1/17	1,725	1,712
CBS Corp.	4.625%	5/15/18	400	434
CBS Corp.	8.875%	5/15/19	4,275	5,485
CBS Corp.	5.750%	4/15/20	10,060	11,399
CBS Corp.	4.300%	2/15/21	3,775	3,915
CBS Corp.	3.375%	3/1/22	2,475	2,377
CBS Corp.	7.875%	7/30/30	2,389	3,040
CBS Corp.	5.500%	5/15/33	668	674
CBS Corp.	5.900%	10/15/40	1,025	1,076
CBS Corp.	4.850%	7/1/42	3,443	3,176
CC Holdings GS V LLC / Crown Castle GS III Corp.	3.849%	4/15/23	3,545	3,373
Cellco Partnership / Verizon Wireless Capital LLC	8.500%	11/15/18	18,435	23,918

41

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	7,226	10,199
Comcast Cable Communications LLC	8.875%	5/1/17	2,475	3,086
Comcast Corp.	6.500%	1/15/15	3,295	3,580
Comcast Corp.	5.850%	11/15/15	65	72
Comcast Corp.	5.900%	3/15/16	10,630	11,956
Comcast Corp.	4.950%	6/15/16	1,200	1,330
Comcast Corp.	6.500%	1/15/17	515	599
Comcast Corp.	6.300%	11/15/17	38,355	45,313
Comcast Corp.	5.875%	2/15/18	17,275	20,141
Comcast Corp.	5.700%	5/15/18	4,640	5,393
Comcast Corp.	5.700%	7/1/19	4,850	5,651
Comcast Corp.	5.150%	3/1/20	4,075	4,649
Comcast Corp.	3.125%	7/15/22	1,100	1,074
Comcast Corp.	2.850%	1/15/23	6,050	5,740
Comcast Corp.	4.250%	1/15/33	9,197	8,807
Comcast Corp.	7.050%	3/15/33	3,000	3,764
Comcast Corp.	5.650%	6/15/35	3,071	3,409
Comcast Corp.	6.500%	11/15/35	16,050	19,072
Comcast Corp.	6.450%	3/15/37	7,918	9,488
Comcast Corp.	6.950%	8/15/37	14,170	17,851
Comcast Corp.	6.400%	5/15/38	15,471	18,382
Comcast Corp.	4.650%	7/15/42	10,970	10,612
Comcast Corp.	4.500%	1/15/43	2,625	2,513
COX Communications Inc.	5.450%	12/15/14	3,265	3,485
COX Communications Inc.	5.500%	10/1/15	625	685
Deutsche Telekom International Finance BV	4.875%	7/8/14	5,025	5,229
Deutsche Telekom International Finance BV	5.750%	3/23/16	8,040	8,933
Deutsche Telekom International Finance BV	6.750%	8/20/18	4,265	5,136
Deutsche Telekom International Finance BV	6.000%	7/8/19	8,175	9,601
Deutsche Telekom International Finance BV	8.750%	6/15/30	27,820	38,463
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.750%	10/1/14	5,875	6,146
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.550%	3/15/15	6,400	6,651
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.125%	2/15/16	6,825	7,100
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.500%	3/1/16	7,250	7,611
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	2.400%	3/15/17	7,325	7,357
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.875%	10/1/19	29,520	33,233
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.200%	3/15/20	9,185	9,891
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.600%	2/15/21	1,050	1,085
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.000%	3/1/21	3,200	3,369
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.800%	3/15/22	19,475	18,684
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.350%	3/15/40	4,975	5,191
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.000%	8/15/40	3,470	3,469
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.375%	3/1/41	5,094	5,328
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.150%	3/15/42	16,795	14,911
Discovery Communications LLC	5.050%	6/1/20	17,600	19,528
Discovery Communications LLC	4.375%	6/15/21	2,450	2,577
Discovery Communications LLC	3.300%	5/15/22	6,600	6,331
Discovery Communications LLC	3.250%	4/1/23	2,500	2,353
Discovery Communications LLC	6.350%	6/1/40	295	334
Discovery Communications LLC	4.950%	5/15/42	8,000	7,553
Discovery Communications LLC	4.875%	4/1/43	1,075	1,013
Embarq Corp.	7.082%	6/1/16	9,131	10,165
Embarq Corp.	7.995%	6/1/36	9,260	9,887
Orange SA	4.375%	7/8/14	8,900	9,166
Orange SA	2.125%	9/16/15	1,500	1,521
Orange SA	2.750%	9/14/16	7,025	7,191
Orange SA	5.375%	7/8/19	825	915
Orange SA	4.125%	9/14/21	10,025	10,093
Orange SA	8.500%	3/1/31	17,315	23,372
Orange SA	5.375%	1/13/42	15,400	15,298
Grupo Televisa SAB	6.625%	3/18/25	3,350	3,921
Grupo Televisa SAB	8.500%	3/11/32	550	719
Grupo Televisa SAB	6.625%	1/15/40	5,918	6,557
GTE Corp.	8.750%	11/1/21	2,935	3,839

42

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	GTE Corp.	6.940%	4/15/28	13,105	15,822
	Interpublic Group of Cos. Inc.	3.750%	2/15/23	5,800	5,358
	Koninklijke KPN NV	8.375%	10/1/30	3,533	4,334
	McGraw Hill Financial Inc.	5.900%	11/15/17	3,710	4,068
	McGraw Hill Financial Inc.	6.550%	11/15/37	6,450	6,512
	Moody's Corp.	4.500%	9/1/22	13,000	13,042
	NBCUniversal Media LLC	3.650%	4/30/15	3,975	4,177
	NBCUniversal Media LLC	2.875%	4/1/16	8,375	8,757
	NBCUniversal Media LLC	5.150%	4/30/20	6,960	7,920
	NBCUniversal Media LLC	4.375%	4/1/21	8,910	9,625
	NBCUniversal Media LLC	2.875%	1/15/23	7,775	7,374
	NBCUniversal Media LLC	6.400%	4/30/40	17,950	21,426
	NBCUniversal Media LLC	5.950%	4/1/41	7,645	8,727
	NBCUniversal Media LLC	4.450%	1/15/43	10,375	9,757
	New Cingular Wireless Services Inc.	8.750%	3/1/31	145	209
	News America Inc.	5.300%	12/15/14	4,050	4,307
	News America Inc.	8.000%	10/17/16	3,840	4,604
	News America Inc.	7.250%	5/18/18	150	183
	News America Inc.	6.900%	3/1/19	2,520	3,034
	News America Inc.	4.500%	2/15/21	7,300	7,812
	News America Inc.	3.000%	9/15/22	3,050	2,852
	News America Inc.	7.700%	10/30/25	1,175	1,443
	News America Inc.	6.550%	3/15/33	13,065	14,632
	News America Inc.	6.200%	12/15/34	14,541	15,850
	News America Inc.	6.400%	12/15/35	24,245	26,935
	News America Inc.	8.150%	10/17/36	2,175	2,767
	News America Inc.	6.150%	3/1/37	9,723	10,620
	News America Inc.	6.650%	11/15/37	1,660	1,904
	News America Inc.	6.900%	8/15/39	7,260	8,512
	News America Inc.	6.150%	2/15/41	45	50
	News America Inc.	7.750%	12/1/45	1,460	1,879
	Nippon Telegraph & Telephone Corp.	1.400%	7/18/17	1,575	1,547
	Omnicom Group Inc.	5.900%	4/15/16	750	838
	Omnicom Group Inc.	6.250%	7/15/19	20	23
	Omnicom Group Inc.	4.450%	8/15/20	15,300	16,026
	Omnicom Group Inc.	3.625%	5/1/22	20,375	19,684
	Pacific Bell Telephone Co.	7.125%	3/15/26	1,275	1,552
	Qwest Corp.	7.500%	10/1/14	8,200	8,799
	Qwest Corp.	6.500%	6/1/17	4,200	4,752
	Qwest Corp.	6.750%	12/1/21	4,375	4,909
	Qwest Corp.	7.250%	9/15/25	1,360	1,558
	Qwest Corp.	6.875%	9/15/33	11,943	11,679
	Qwest Corp.	7.125%	11/15/43	14,775	15,071
6	Reed Elsevier Capital Inc.	3.125%	10/15/22	15,783	14,632
	Rogers Communications Inc.	5.500%	3/15/14	1,450	1,501
	Rogers Communications Inc.	7.500%	3/15/15	58	64
	Rogers Communications Inc.	6.800%	8/15/18	16,160	19,446
	Rogers Communications Inc.	3.000%	3/15/23	3,175	2,962
	Rogers Communications Inc.	7.500%	8/15/38	725	959
	Scripps Networks Interactive Inc.	2.700%	12/15/16	980	1,019
	TCI Communications Inc.	8.750%	8/1/15	17,750	20,552
	TCI Communications Inc.	7.875%	2/15/26	3,268	4,307
	TCI Communications Inc.	7.125%	2/15/28	1,347	1,717
	Telecom Italia Capital SA	6.175%	6/18/14	2,014	2,085
	Telecom Italia Capital SA	6.999%	6/4/18	5,920	6,483
	Telecom Italia Capital SA	7.175%	6/18/19	20,200	22,709
	Telecom Italia Capital SA	6.375%	11/15/33	5,838	5,498
	Telecom Italia Capital SA	6.000%	9/30/34	1,325	1,205
	Telecom Italia Capital SA	7.200%	7/18/36	3,140	3,129
	Telecom Italia Capital SA	7.721%	6/4/38	6,663	6,804
	Telefonica Emisiones SAU	4.949%	1/15/15	17,325	18,055
	Telefonica Emisiones SAU	3.729%	4/27/15	4,875	5,012
	Telefonica Emisiones SAU	3.992%	2/16/16	10,125	10,431
	Telefonica Emisiones SAU	6.421%	6/20/16	12,410	13,611

43

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Telefonica Emisiones SAU	6.221%	7/3/17	266	291
Telefonica Emisiones SAU	3.192%	4/27/18	15,400	14,954
Telefonica Emisiones SAU	5.877%	7/15/19	6,728	7,303
Telefonica Emisiones SAU	5.134%	4/27/20	8,960	9,165
Telefonica Emisiones SAU	5.462%	2/16/21	14,250	14,675
Telefonica Emisiones SAU	4.570%	4/27/23	1,775	1,705
Telefonica Emisiones SAU	7.045%	6/20/36	10,949	12,031
Telefonica Europe BV	8.250%	9/15/30	4,595	5,510
Thomson Reuters Corp.	5.700%	10/1/14	9,400	9,961
Thomson Reuters Corp.	4.700%	10/15/19	1,825	2,011
Thomson Reuters Corp.	5.500%	8/15/35	7,375	7,623
Thomson Reuters Corp.	5.850%	4/15/40	6,475	6,980
Thomson Reuters Corp.	4.500%	5/23/43	1,500	1,333
Time Warner Cable Inc.	3.500%	2/1/15	4,625	4,798
Time Warner Cable Inc.	5.850%	5/1/17	18,770	20,750
Time Warner Cable Inc.	6.750%	7/1/18	20,030	23,282
Time Warner Cable Inc.	8.750%	2/14/19	7,065	8,647
Time Warner Cable Inc.	8.250%	4/1/19	8,020	9,650
Time Warner Cable Inc.	5.000%	2/1/20	17,525	18,307
Time Warner Cable Inc.	4.125%	2/15/21	1,000	990
Time Warner Cable Inc.	6.550%	5/1/37	11,361	11,386
Time Warner Cable Inc.	7.300%	7/1/38	140	153
Time Warner Cable Inc.	6.750%	6/15/39	13,640	14,063
Time Warner Cable Inc.	5.875%	11/15/40	25,047	22,963
Time Warner Cable Inc.	5.500%	9/1/41	7,850	6,895
Time Warner Cable Inc.	4.500%	9/15/42	2,750	2,128
Time Warner Entertainment Co. LP	8.375%	3/15/23	1,865	2,322
Time Warner Entertainment Co. LP	8.375%	7/15/33	7,175	8,418
United States Cellular Corp.	6.700%	12/15/33	4,500	4,413
Verizon Communications Inc.	1.250%	11/3/14	100	101
Verizon Communications Inc.	4.900%	9/15/15	425	462
Verizon Communications Inc.	5.550%	2/15/16	10,195	11,298
Verizon Communications Inc.	3.000%	4/1/16	11,975	12,506
Verizon Communications Inc.	5.500%	4/1/17	3,000	3,380
Verizon Communications Inc.	1.100%	11/1/17	1,250	1,211
Verizon Communications Inc.	5.500%	2/15/18	33,261	37,903
Verizon Communications Inc.	6.100%	4/15/18	7,605	8,893
Verizon Communications Inc.	8.750%	11/1/18	2,587	3,377
Verizon Communications Inc.	6.350%	4/1/19	47,211	55,726
Verizon Communications Inc.	4.600%	4/1/21	11,100	12,027
Verizon Communications Inc.	3.500%	11/1/21	5,700	5,726
Verizon Communications Inc.	2.450%	11/1/22	7,475	6,773
Verizon Communications Inc.	7.750%	12/1/30	13,621	17,832
Verizon Communications Inc.	7.750%	6/15/32	20	26
Verizon Communications Inc.	5.850%	9/15/35	2,275	2,478
Verizon Communications Inc.	6.250%	4/1/37	895	1,013
Verizon Communications Inc.	6.400%	2/15/38	5,202	6,025
Verizon Communications Inc.	6.900%	4/15/38	20,835	25,477
Verizon Communications Inc.	6.000%	4/1/41	15,450	17,284
Verizon Communications Inc.	4.750%	11/1/41	5,790	5,490
Verizon Communications Inc.	3.850%	11/1/42	3,425	2,832
Verizon Maryland LLC	5.125%	6/15/33	1,955	1,933
Verizon New England Inc.	7.875%	11/15/29	1,385	1,695
Verizon New York Inc.	7.375%	4/1/32	6,005	7,289
Vodafone Group plc	5.375%	1/30/15	4,175	4,460
Vodafone Group plc	5.000%	9/15/15	30	33
Vodafone Group plc	3.375%	11/24/15	1,325	1,393
Vodafone Group plc	0.900%	2/19/16	2,275	2,237
Vodafone Group plc	5.750%	3/15/16	18,750	20,824
Vodafone Group plc	5.625%	2/27/17	13,506	15,001
Vodafone Group plc	1.625%	3/20/17	24,025	23,429
Vodafone Group plc	1.250%	9/26/17	20,565	19,759
Vodafone Group plc	1.500%	2/19/18	3,200	3,062
Vodafone Group plc	4.625%	7/15/18	200	222

44

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Vodafone Group plc	5.450%	6/10/19	10,475	11,784
	Vodafone Group plc	4.375%	3/16/21	500	526
	Vodafone Group plc	2.500%	9/26/22	2,850	2,536
	Vodafone Group plc	2.950%	2/19/23	8,295	7,670
	Vodafone Group plc	7.875%	2/15/30	1,695	2,189
	Vodafone Group plc	6.250%	11/30/32	7,775	8,737
	Vodafone Group plc	6.150%	2/27/37	6,288	6,942
	Vodafone Group plc	4.375%	2/19/43	9,700	8,648
	Washington Post Co.	7.250%	2/1/19	2,975	3,476
	WPP Finance 2010	4.750%	11/21/21	12,531	12,937
	WPP Finance 2010	3.625%	9/7/22	14,738	13,866
	WPP Finance UK	8.000%	9/15/14	7,225	7,800
	Consumer Cyclical (1.6%)
	ADT Corp.	2.250%	7/15/17	1,150	1,134
	ADT Corp.	3.500%	7/15/22	10,160	9,337
	ADT Corp.	4.125%	6/15/23	7,325	6,890
	ADT Corp.	4.875%	7/15/42	3,922	3,328
	Amazon.com Inc.	0.650%	11/27/15	5,675	5,651
	Amazon.com Inc.	1.200%	11/29/17	4,850	4,682
	Amazon.com Inc.	2.500%	11/29/22	18,400	16,693
	AutoZone Inc.	5.750%	1/15/15	8,375	8,979
	AutoZone Inc.	7.125%	8/1/18	7,950	9,485
	AutoZone Inc.	2.875%	1/15/23	3,525	3,217
	AutoZone Inc.	3.125%	7/15/23	375	350
	BorgWarner Inc.	4.625%	9/15/20	1,000	1,058
	Brinker International Inc.	2.600%	5/15/18	675	658
	Brinker International Inc.	3.875%	5/15/23	1,200	1,124
	Carnival Corp.	1.200%	2/5/16	4,550	4,523
	Carnival Corp.	1.875%	12/15/17	300	290
	Costco Wholesale Corp.	5.500%	3/15/17	11,783	13,443
	Costco Wholesale Corp.	1.125%	12/15/17	3,000	2,912
	Costco Wholesale Corp.	1.700%	12/15/19	4,005	3,849
	CVS Caremark Corp.	4.875%	9/15/14	2,875	3,018
	CVS Caremark Corp.	3.250%	5/18/15	2,525	2,628
	CVS Caremark Corp.	6.125%	8/15/16	1,000	1,146
	CVS Caremark Corp.	5.750%	6/1/17	9,549	10,953
	CVS Caremark Corp.	4.750%	5/18/20	625	685
	CVS Caremark Corp.	2.750%	12/1/22	275	258
	CVS Caremark Corp.	6.250%	6/1/27	27,969	33,323
	CVS Caremark Corp.	6.125%	9/15/39	13,043	15,276
	CVS Caremark Corp.	5.750%	5/15/41	18	20
6	Daimler Finance North America LLC	2.625%	9/15/16	5,125	5,274
	Daimler Finance North America LLC	8.500%	1/18/31	4,844	6,930
	Darden Restaurants Inc.	6.200%	10/15/17	8,805	9,995
	Darden Restaurants Inc.	6.800%	10/15/37	8,825	9,391
	Dollar General Corp.	3.250%	4/15/23	17,000	15,553
	eBay Inc.	1.625%	10/15/15	3,225	3,288
	eBay Inc.	1.350%	7/15/17	8,950	8,802
	eBay Inc.	3.250%	10/15/20	3,100	3,176
	eBay Inc.	2.600%	7/15/22	8,675	8,065
	eBay Inc.	4.000%	7/15/42	4,318	3,671
	Expedia Inc.	5.950%	8/15/20	2,000	2,122
	Family Dollar Stores Inc.	5.000%	2/1/21	2,550	2,642
	Ford Holdings LLC	9.300%	3/1/30	4,525	6,072
	Ford Motor Co.	6.625%	10/1/28	4,946	5,482
	Ford Motor Co.	6.375%	2/1/29	6,044	6,435
	Ford Motor Co.	7.450%	7/16/31	17,805	21,376
	Ford Motor Co.	4.750%	1/15/43	3,946	3,484
	Ford Motor Co.	7.400%	11/1/46	5,325	6,237
	Ford Motor Credit Co. LLC	8.700%	10/1/14	4,775	5,179
	Ford Motor Credit Co. LLC	3.875%	1/15/15	22,425	22,982
	Ford Motor Credit Co. LLC	7.000%	4/15/15	8,475	9,193
	Ford Motor Credit Co. LLC	2.750%	5/15/15	14,250	14,450

45

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ford Motor Credit Co. LLC	12.000%	5/15/15	6,400	7,547
Ford Motor Credit Co. LLC	5.625%	9/15/15	13,200	14,183
Ford Motor Credit Co. LLC	4.207%	4/15/16	6,150	6,443
Ford Motor Credit Co. LLC	1.700%	5/9/16	7,675	7,541
Ford Motor Credit Co. LLC	3.984%	6/15/16	3,650	3,810
Ford Motor Credit Co. LLC	8.000%	12/15/16	9,900	11,587
Ford Motor Credit Co. LLC	4.250%	2/3/17	5,450	5,686
Ford Motor Credit Co. LLC	3.000%	6/12/17	12,375	12,395
Ford Motor Credit Co. LLC	6.625%	8/15/17	19,023	21,457
Ford Motor Credit Co. LLC	5.000%	5/15/18	11,420	12,198
Ford Motor Credit Co. LLC	8.125%	1/15/20	8,950	10,810
Ford Motor Credit Co. LLC	5.750%	2/1/21	7,175	7,776
Ford Motor Credit Co. LLC	5.875%	8/2/21	12,750	13,867
Ford Motor Credit Co. LLC	4.250%	9/20/22	6,700	6,552
Gap Inc.	5.950%	4/12/21	3,725	4,126
Historic TW Inc.	9.150%	2/1/23	9,150	12,434
Historic TW Inc.	6.625%	5/15/29	7,845	9,153
Home Depot Inc.	5.400%	3/1/16	5,923	6,592
Home Depot Inc.	3.950%	9/15/20	4,500	4,885
Home Depot Inc.	4.400%	4/1/21	33,025	36,184
Home Depot Inc.	2.700%	4/1/23	5,025	4,753
Home Depot Inc.	5.875%	12/16/36	9,610	11,340
Home Depot Inc.	5.400%	9/15/40	1,900	2,131
Home Depot Inc.	5.950%	4/1/41	12,943	15,640
Home Depot Inc.	4.200%	4/1/43	9,400	8,865
Host Hotels & Resorts LP	6.000%	10/1/21	11,200	12,208
Host Hotels & Resorts LP	5.250%	3/15/22	5,000	5,175
Host Hotels & Resorts LP	4.750%	3/1/23	7,600	7,638
Hyatt Hotels Corp.	3.875%	8/15/16	1,475	1,560
Hyatt Hotels Corp.	5.375%	8/15/21	1,250	1,341
Hyatt Hotels Corp.	3.375%	7/15/23	2,875	2,685
International Game Technology	7.500%	6/15/19	3,625	4,217
International Game Technology	5.500%	6/15/20	3,000	3,133
Johnson Controls Inc.	5.500%	1/15/16	3,000	3,305
Johnson Controls Inc.	5.000%	3/30/20	21,987	24,235
Johnson Controls Inc.	6.000%	1/15/36	2,100	2,312
Johnson Controls Inc.	5.700%	3/1/41	1,300	1,398
Johnson Controls Inc.	5.250%	12/1/41	5,183	5,236
Kohl's Corp.	6.250%	12/15/17	2,850	3,264
Kohl's Corp.	4.000%	11/1/21	5,625	5,611
Kohl's Corp.	3.250%	2/1/23	2,018	1,864
Kohl's Corp.	6.000%	1/15/33	725	735
Kohl's Corp.	6.875%	12/15/37	3,325	3,641
Lowe's Cos. Inc.	5.000%	10/15/15	20	22
Lowe's Cos. Inc.	2.125%	4/15/16	150	154
Lowe's Cos. Inc.	5.400%	10/15/16	15,550	17,593
Lowe's Cos. Inc.	1.625%	4/15/17	6,075	6,086
Lowe's Cos. Inc.	6.100%	9/15/17	3,350	3,907
Lowe's Cos. Inc.	3.800%	11/15/21	2,400	2,497
Lowe's Cos. Inc.	3.120%	4/15/22	3,525	3,475
Lowe's Cos. Inc.	6.875%	2/15/28	560	695
Lowe's Cos. Inc.	6.500%	3/15/29	3,694	4,398
Lowe's Cos. Inc.	5.500%	10/15/35	218	235
Lowe's Cos. Inc.	5.800%	10/15/36	8,549	9,507
Lowe's Cos. Inc.	5.800%	4/15/40	900	1,017
Lowe's Cos. Inc.	5.125%	11/15/41	5,600	5,817
Lowe's Cos. Inc.	4.650%	4/15/42	5,168	5,055
Macy's Retail Holdings Inc.	7.875%	7/15/15	10,350	11,703
Macy's Retail Holdings Inc.	5.900%	12/1/16	10,140	11,546
Macy's Retail Holdings Inc.	7.450%	7/15/17	5,000	5,979
Macy's Retail Holdings Inc.	3.875%	1/15/22	1,200	1,203
Macy's Retail Holdings Inc.	2.875%	2/15/23	1,793	1,651
Macy's Retail Holdings Inc.	6.650%	7/15/24	50	60
Macy's Retail Holdings Inc.	6.900%	4/1/29	14,858	17,424

46

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Macy's Retail Holdings Inc.	6.900%	1/15/32	25	28
	Macy's Retail Holdings Inc.	6.700%	7/15/34	250	283
	Macy's Retail Holdings Inc.	6.375%	3/15/37	8,925	9,989
	Macy's Retail Holdings Inc.	5.125%	1/15/42	8,803	8,564
	Macy's Retail Holdings Inc.	4.300%	2/15/43	893	777
	Marriott International Inc.	6.200%	6/15/16	1,500	1,688
	Marriott International Inc.	6.375%	6/15/17	1,750	1,976
	Marriott International Inc.	3.000%	3/1/19	2,300	2,315
	McDonald's Corp.	0.750%	5/29/15	2,750	2,756
	McDonald's Corp.	5.300%	3/15/17	2,950	3,336
	McDonald's Corp.	5.800%	10/15/17	5,580	6,504
	McDonald's Corp.	5.350%	3/1/18	7,750	8,894
	McDonald's Corp.	5.000%	2/1/19	3,150	3,599
	McDonald's Corp.	1.875%	5/29/19	6,800	6,683
	McDonald's Corp.	3.500%	7/15/20	100	105
	McDonald's Corp.	2.625%	1/15/22	800	766
	McDonald's Corp.	6.300%	10/15/37	3,407	4,295
	McDonald's Corp.	6.300%	3/1/38	8,550	10,827
	McDonald's Corp.	5.700%	2/1/39	2,500	2,961
	McDonald's Corp.	3.700%	2/15/42	9,318	8,317
	McDonald's Corp.	3.625%	5/1/43	7,000	6,241
	MDC Holdings Inc.	6.000%	1/15/43	2,000	1,857
	NIKE Inc.	2.250%	5/1/23	775	715
	NIKE Inc.	3.625%	5/1/43	1,800	1,597
	Nordstrom Inc.	6.250%	1/15/18	10,975	12,823
	Nordstrom Inc.	4.750%	5/1/20	3,875	4,282
	Nordstrom Inc.	4.000%	10/15/21	12,516	13,243
	Nordstrom Inc.	6.950%	3/15/28	3,075	3,869
	Nordstrom Inc.	7.000%	1/15/38	1,980	2,543
	NVR Inc.	3.950%	9/15/22	3,800	3,718
	O'Reilly Automotive Inc.	4.875%	1/14/21	900	952
	O'Reilly Automotive Inc.	3.800%	9/1/22	575	567
	O'Reilly Automotive Inc.	3.850%	6/15/23	1,675	1,630
	PACCAR Financial Corp.	0.800%	2/8/16	3,450	3,424
	PACCAR Financial Corp.	1.600%	3/15/17	1,165	1,158
	PACCAR Inc.	6.875%	2/15/14	3,575	3,719
	QVC Inc.	5.125%	7/2/22	875	868
6	QVC Inc.	4.375%	3/15/23	1,050	989
6	QVC Inc.	5.950%	3/15/43	4,425	3,983
	Staples Inc.	2.750%	1/12/18	10,000	10,023
	Starwood Hotels & Resorts Worldwide Inc.	6.750%	5/15/18	10	12
	Starwood Hotels & Resorts Worldwide Inc.	3.125%	2/15/23	2,716	2,510
	Target Corp.	5.875%	7/15/16	9,350	10,639
	Target Corp.	5.375%	5/1/17	8,975	10,176
	Target Corp.	6.000%	1/15/18	5,650	6,656
	Target Corp.	3.875%	7/15/20	2,400	2,571
	Target Corp.	2.900%	1/15/22	8,565	8,390
	Target Corp.	6.350%	11/1/32	7,645	9,491
	Target Corp.	6.500%	10/15/37	8,795	10,909
	Target Corp.	7.000%	1/15/38	9,892	12,956
	Target Corp.	4.000%	7/1/42	9,350	8,567
	Time Warner Cos. Inc.	7.570%	2/1/24	1,680	2,074
	Time Warner Cos. Inc.	6.950%	1/15/28	85	102
	Time Warner Inc.	3.150%	7/15/15	575	601
	Time Warner Inc.	5.875%	11/15/16	18,535	21,076
	Time Warner Inc.	4.875%	3/15/20	3,095	3,373
	Time Warner Inc.	4.700%	1/15/21	3,320	3,544
	Time Warner Inc.	4.750%	3/29/21	18,400	19,733
	Time Warner Inc.	4.000%	1/15/22	2,400	2,420
	Time Warner Inc.	7.625%	4/15/31	13,715	17,337
	Time Warner Inc.	7.700%	5/1/32	11,235	14,325
	Time Warner Inc.	6.500%	11/15/36	7,650	8,659
	Time Warner Inc.	6.200%	3/15/40	4,895	5,334
	Time Warner Inc.	6.100%	7/15/40	10,300	11,209

47

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Time Warner Inc.	6.250%	3/29/41	11,195	12,397
	Time Warner Inc.	5.375%	10/15/41	2,275	2,273
	TJX Cos. Inc.	6.950%	4/15/19	17,510	21,389
	TJX Cos. Inc.	2.500%	5/15/23	50	46
	Toyota Motor Credit Corp.	1.000%	2/17/15	4,825	4,852
	Toyota Motor Credit Corp.	3.200%	6/17/15	15,285	15,953
	Toyota Motor Credit Corp.	2.800%	1/11/16	2,000	2,084
	Toyota Motor Credit Corp.	2.000%	9/15/16	8,350	8,508
	Toyota Motor Credit Corp.	2.050%	1/12/17	17,200	17,390
	Toyota Motor Credit Corp.	1.250%	10/5/17	6,300	6,112
	Toyota Motor Credit Corp.	1.375%	1/10/18	14,000	13,638
	Toyota Motor Credit Corp.	4.500%	6/17/20	1,400	1,514
	Toyota Motor Credit Corp.	4.250%	1/11/21	4,075	4,377
	Toyota Motor Credit Corp.	3.400%	9/15/21	7,124	7,081
	Toyota Motor Credit Corp.	3.300%	1/12/22	18,600	18,388
	Toyota Motor Credit Corp.	2.625%	1/10/23	9,900	9,192
	VF Corp.	5.950%	11/1/17	2,700	3,132
	VF Corp.	3.500%	9/1/21	8,000	8,064
	VF Corp.	6.450%	11/1/37	2,398	2,831
	Viacom Inc.	4.375%	9/15/14	6,275	6,533
	Viacom Inc.	1.250%	2/27/15	2,900	2,911
	Viacom Inc.	6.250%	4/30/16	3,500	3,959
	Viacom Inc.	2.500%	12/15/16	2,900	2,982
	Viacom Inc.	3.500%	4/1/17	12,025	12,630
	Viacom Inc.	6.125%	10/5/17	5,925	6,819
	Viacom Inc.	5.625%	9/15/19	14,660	16,754
	Viacom Inc.	3.875%	12/15/21	1,050	1,052
	Viacom Inc.	6.875%	4/30/36	9,923	11,611
	Viacom Inc.	4.500%	2/27/42	3,425	2,978
6	Viacom Inc.	4.375%	3/15/43	2,448	2,069
	Wal-Mart Stores Inc.	4.500%	7/1/15	2,450	2,637
	Wal-Mart Stores Inc.	2.250%	7/8/15	3,850	3,975
	Wal-Mart Stores Inc.	1.500%	10/25/15	21,960	22,358
	Wal-Mart Stores Inc.	2.800%	4/15/16	300	316
	Wal-Mart Stores Inc.	5.375%	4/5/17	1,650	1,882
	Wal-Mart Stores Inc.	5.800%	2/15/18	13,400	15,682
	Wal-Mart Stores Inc.	3.625%	7/8/20	38,550	40,750
	Wal-Mart Stores Inc.	3.250%	10/25/20	24,200	25,003
	Wal-Mart Stores Inc.	4.250%	4/15/21	14,600	15,937
	Wal-Mart Stores Inc.	2.550%	4/11/23	11,000	10,346
	Wal-Mart Stores Inc.	5.875%	4/5/27	18,830	22,836
	Wal-Mart Stores Inc.	7.550%	2/15/30	13,390	18,517
	Wal-Mart Stores Inc.	5.250%	9/1/35	6,181	6,672
	Wal-Mart Stores Inc.	6.500%	8/15/37	21,336	26,982
	Wal-Mart Stores Inc.	6.200%	4/15/38	5,819	7,146
	Wal-Mart Stores Inc.	5.625%	4/1/40	4,250	4,865
	Wal-Mart Stores Inc.	4.875%	7/8/40	1,950	2,032
	Wal-Mart Stores Inc.	5.000%	10/25/40	2,525	2,668
	Wal-Mart Stores Inc.	5.625%	4/15/41	21,995	25,468
	Wal-Mart Stores Inc.	4.000%	4/11/43	9,246	8,476
	Walgreen Co.	1.000%	3/13/15	5,250	5,256
	Walgreen Co.	1.800%	9/15/17	3,000	2,958
	Walgreen Co.	5.250%	1/15/19	4,125	4,661
	Walgreen Co.	3.100%	9/15/22	10,975	10,354
	Walgreen Co.	4.400%	9/15/42	7,475	6,746
	Walt Disney Co.	6.200%	6/20/14	15	16
	Walt Disney Co.	0.875%	12/1/14	6,500	6,535
	Walt Disney Co.	0.450%	12/1/15	4,000	3,976
	Walt Disney Co.	1.350%	8/16/16	1,000	1,010
	Walt Disney Co.	5.625%	9/15/16	5,525	6,296
	Walt Disney Co.	1.125%	2/15/17	3,825	3,765
	Walt Disney Co.	1.100%	12/1/17	10,408	10,102
	Walt Disney Co.	5.875%	12/15/17	5,360	6,301
	Walt Disney Co.	2.750%	8/16/21	7,600	7,461

48

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Walt Disney Co.	2.550%	2/15/22	5,586	5,341
	Walt Disney Co.	2.350%	12/1/22	4,700	4,361
	Walt Disney Co.	7.000%	3/1/32	1,843	2,468
	Walt Disney Co.	4.375%	8/16/41	3,550	3,529
	Walt Disney Co.	4.125%	12/1/41	10,500	9,984
	Walt Disney Co.	3.700%	12/1/42	4,670	4,168
	Western Union Co.	6.500%	2/26/14	2,850	2,958
	Western Union Co.	5.930%	10/1/16	3,525	3,923
	Western Union Co.	5.253%	4/1/20	3,946	4,210
	Western Union Co.	6.200%	11/17/36	5,973	5,921
	Western Union Co.	6.200%	6/21/40	5,225	5,231
	Wyndham Worldwide Corp.	2.950%	3/1/17	750	759
	Wyndham Worldwide Corp.	2.500%	3/1/18	1,000	985
	Wyndham Worldwide Corp.	4.250%	3/1/22	10,545	10,264
	Wyndham Worldwide Corp.	3.900%	3/1/23	500	476
	Yum! Brands Inc.	6.250%	4/15/16	3,535	3,955
	Yum! Brands Inc.	6.250%	3/15/18	6,125	7,109
	Yum! Brands Inc.	3.875%	11/1/20	825	831
	Yum! Brands Inc.	6.875%	11/15/37	8,250	9,874
	Consumer Noncyclical (3.1%)
	Abbott Laboratories	5.125%	4/1/19	18,551	21,381
	Abbott Laboratories	4.125%	5/27/20	6,717	7,291
	Abbott Laboratories	6.150%	11/30/37	5,968	7,520
	Abbott Laboratories	6.000%	4/1/39	1,175	1,442
	Abbott Laboratories	5.300%	5/27/40	10,174	11,625
6	AbbVie Inc.	1.200%	11/6/15	25,075	25,232
6	AbbVie Inc.	1.750%	11/6/17	23,375	22,917
6	AbbVie Inc.	2.000%	11/6/18	9,175	8,931
6	AbbVie Inc.	2.900%	11/6/22	23,113	21,566
6	AbbVie Inc.	4.400%	11/6/42	22,959	21,415
	Actavis Inc.	5.000%	8/15/14	4,600	4,795
	Actavis Inc.	1.875%	10/1/17	9,115	8,870
	Actavis Inc.	6.125%	8/15/19	3,875	4,466
	Actavis Inc.	3.250%	10/1/22	18,117	16,894
	Actavis Inc.	4.625%	10/1/42	5,450	4,876
	Allergan Inc.	5.750%	4/1/16	4,495	5,049
	Allergan Inc.	2.800%	3/15/23	1,800	1,712
	Altria Group Inc.	4.125%	9/11/15	425	453
	Altria Group Inc.	9.700%	11/10/18	8,347	11,056
	Altria Group Inc.	9.250%	8/6/19	10,235	13,553
	Altria Group Inc.	4.750%	5/5/21	5,185	5,557
	Altria Group Inc.	2.950%	5/2/23	7,825	7,243
	Altria Group Inc.	9.950%	11/10/38	6,254	9,274
	Altria Group Inc.	10.200%	2/6/39	25,829	39,085
	Altria Group Inc.	4.250%	8/9/42	13,546	11,698
	Altria Group Inc.	4.500%	5/2/43	9,600	8,612
	AmerisourceBergen Corp.	5.875%	9/15/15	8,061	8,905
	AmerisourceBergen Corp.	4.875%	11/15/19	5,345	5,995
	AmerisourceBergen Corp.	3.500%	11/15/21	3,900	3,935
	Amgen Inc.	1.875%	11/15/14	10,350	10,508
	Amgen Inc.	4.850%	11/18/14	6,230	6,582
	Amgen Inc.	2.300%	6/15/16	8,600	8,856
	Amgen Inc.	2.500%	11/15/16	7,175	7,415
	Amgen Inc.	2.125%	5/15/17	6,850	6,880
	Amgen Inc.	5.850%	6/1/17	11,120	12,626
	Amgen Inc.	5.700%	2/1/19	12,725	14,522
	Amgen Inc.	3.450%	10/1/20	5,575	5,633
	Amgen Inc.	4.100%	6/15/21	8,750	9,133
	Amgen Inc.	3.875%	11/15/21	9,650	9,920
	Amgen Inc.	3.625%	5/15/22	14,500	14,499
	Amgen Inc.	6.375%	6/1/37	6,625	7,612
	Amgen Inc.	6.900%	6/1/38	10,080	12,343
	Amgen Inc.	6.400%	2/1/39	9,725	11,257

49

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Amgen Inc.	5.750%	3/15/40	4,735	5,079
	Amgen Inc.	4.950%	10/1/41	1,995	1,927
	Amgen Inc.	5.150%	11/15/41	19,645	19,788
	Amgen Inc.	5.650%	6/15/42	9,925	10,697
	Amgen Inc.	5.375%	5/15/43	2,225	2,343
	Anheuser-Busch Cos. LLC	5.600%	3/1/17	8,850	10,034
	Anheuser-Busch Cos. LLC	5.500%	1/15/18	10,380	11,833
	Anheuser-Busch Cos. LLC	6.800%	8/20/32	2,275	2,917
	Anheuser-Busch Cos. LLC	5.950%	1/15/33	10	12
	Anheuser-Busch Cos. LLC	5.750%	4/1/36	5,995	6,831
	Anheuser-Busch Cos. LLC	6.450%	9/1/37	670	830
	Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	10,800	10,493
	Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	3,000	2,799
	Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	9,165	8,294
	Anheuser-Busch InBev Worldwide Inc.	1.500%	7/14/14	15,550	15,705
	Anheuser-Busch InBev Worldwide Inc.	5.375%	11/15/14	10,225	10,853
	Anheuser-Busch InBev Worldwide Inc.	4.125%	1/15/15	11,025	11,585
	Anheuser-Busch InBev Worldwide Inc.	0.800%	7/15/15	20,333	20,309
	Anheuser-Busch InBev Worldwide Inc.	1.375%	7/15/17	9,072	8,927
	Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	475	600
	Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	6,100	7,562
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	25,415	29,354
	Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	10,090	11,409
	Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	6,150	6,667
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	13,134	12,225
	Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	6,418	9,312
	Anheuser-Busch InBev Worldwide Inc.	6.375%	1/15/40	10,403	12,918
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	20,455	17,652
	Archer-Daniels-Midland Co.	8.375%	4/15/17	525	649
	Archer-Daniels-Midland Co.	5.450%	3/15/18	8,900	10,238
	Archer-Daniels-Midland Co.	4.479%	3/1/21	14,100	15,083
	Archer-Daniels-Midland Co.	5.935%	10/1/32	4,275	4,856
	Archer-Daniels-Midland Co.	5.375%	9/15/35	3,618	3,843
	Archer-Daniels-Midland Co.	5.765%	3/1/41	8,285	9,148
	Archer-Daniels-Midland Co.	4.535%	3/26/42	18	17
	Archer-Daniels-Midland Co.	4.016%	4/16/43	3,565	3,144
3	Ascension Health Inc.	4.847%	11/15/53	8,900	8,972
	AstraZeneca plc	5.900%	9/15/17	17,255	20,062
	AstraZeneca plc	1.950%	9/18/19	475	464
	AstraZeneca plc	6.450%	9/15/37	20,916	25,545
	AstraZeneca plc	4.000%	9/18/42	10,850	9,840
	Avon Products Inc.	2.375%	3/15/16	2,300	2,318
	Avon Products Inc.	5.750%	3/1/18	1,982	2,137
	Avon Products Inc.	6.500%	3/1/19	410	457
	Avon Products Inc.	4.600%	3/15/20	425	428
	Avon Products Inc.	5.000%	3/15/23	2,275	2,246
	Avon Products Inc.	6.950%	3/15/43	5,725	5,796
	Baptist Health South Florida Obligated Group Revenue	4.590%	8/15/21	1,000	1,077
	Baxter International Inc.	4.000%	3/1/14	1,350	1,381
	Baxter International Inc.	4.625%	3/15/15	5	5
	Baxter International Inc.	5.900%	9/1/16	1,700	1,956
	Baxter International Inc.	5.375%	6/1/18	5,000	5,751
	Baxter International Inc.	2.400%	8/15/22	3,895	3,605
	Baxter International Inc.	6.250%	12/1/37	3,925	4,783
	Baxter International Inc.	3.650%	8/15/42	3,643	3,080
	Baxter International Inc.	4.500%	6/15/43	2,300	2,285
	Beam Inc.	5.375%	1/15/16	5	5
	Beam Inc.	1.875%	5/15/17	1,025	1,021
	Beam Inc.	1.750%	6/15/18	275	269
	Beam Inc.	3.250%	5/15/22	2,050	1,980
	Beam Inc.	3.250%	6/15/23	550	528
	Becton Dickinson & Co.	1.750%	11/8/16	1,700	1,726
	Becton Dickinson & Co.	5.000%	5/15/19	1,125	1,273
	Becton Dickinson & Co.	3.250%	11/12/20	5,025	5,086

50

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Becton Dickinson & Co.	3.125%	11/8/21	14,790	14,628
	Becton Dickinson & Co.	6.000%	5/15/39	1,000	1,202
	Becton Dickinson & Co.	5.000%	11/12/40	100	106
	Biogen Idec Inc.	6.875%	3/1/18	12,825	15,281
	Boston Scientific Corp.	4.500%	1/15/15	6,000	6,305
	Boston Scientific Corp.	6.250%	11/15/15	12,151	13,434
	Boston Scientific Corp.	5.125%	1/12/17	10,000	10,843
	Boston Scientific Corp.	6.000%	1/15/20	8,245	9,329
	Boston Scientific Corp.	7.000%	11/15/35	6,500	7,821
	Boston Scientific Corp.	7.375%	1/15/40	3,000	3,790
	Bottling Group LLC	6.950%	3/15/14	29,775	31,088
	Bottling Group LLC	5.500%	4/1/16	18,985	21,204
	Bottling Group LLC	5.125%	1/15/19	2,725	3,092
	Bristol-Myers Squibb Co.	0.875%	8/1/17	6,925	6,702
	Bristol-Myers Squibb Co.	5.450%	5/1/18	2,225	2,591
	Bristol-Myers Squibb Co.	2.000%	8/1/22	10,850	9,795
	Bristol-Myers Squibb Co.	7.150%	6/15/23	400	515
	Bristol-Myers Squibb Co.	6.800%	11/15/26	290	371
	Bristol-Myers Squibb Co.	5.875%	11/15/36	13,857	16,302
	Bristol-Myers Squibb Co.	6.125%	5/1/38	1,925	2,350
	Bristol-Myers Squibb Co.	3.250%	8/1/42	3,193	2,580
	Bristol-Myers Squibb Co.	6.875%	8/1/97	1,030	1,337
	Brown-Forman Corp.	1.000%	1/15/18	1,275	1,226
	Brown-Forman Corp.	2.250%	1/15/23	2,400	2,211
	Brown-Forman Corp.	3.750%	1/15/43	1,675	1,473
	Bunge Ltd. Finance Corp.	5.100%	7/15/15	7,625	8,202
	Bunge Ltd. Finance Corp.	4.100%	3/15/16	3,900	4,135
	Bunge Ltd. Finance Corp.	8.500%	6/15/19	14,950	18,431
	Campbell Soup Co.	3.050%	7/15/17	1,425	1,482
	Campbell Soup Co.	4.250%	4/15/21	3,725	3,905
	Campbell Soup Co.	2.500%	8/2/22	3,575	3,284
	Campbell Soup Co.	3.800%	8/2/42	4,628	3,855
	Cardinal Health Inc.	4.000%	6/15/15	750	792
	Cardinal Health Inc.	1.700%	3/15/18	1,000	973
	Cardinal Health Inc.	4.625%	12/15/20	11,640	12,448
	Cardinal Health Inc.	3.200%	6/15/22	20	19
	Cardinal Health Inc.	3.200%	3/15/23	5,950	5,567
	Cardinal Health Inc.	4.600%	3/15/43	2,075	1,881
	CareFusion Corp.	5.125%	8/1/14	1,700	1,774
	CareFusion Corp.	6.375%	8/1/19	10,532	12,061
3	Catholic Health Initiatives Colorado GO	4.350%	11/1/42	9,250	8,540
	Celgene Corp.	2.450%	10/15/15	1,975	2,035
	Celgene Corp.	1.900%	8/15/17	2,375	2,358
	Celgene Corp.	3.950%	10/15/20	1,325	1,372
	Celgene Corp.	3.250%	8/15/22	14,825	14,085
	Celgene Corp.	5.700%	10/15/40	1,650	1,774
	Church & Dwight Co. Inc.	3.350%	12/15/15	2,375	2,477
	Clorox Co.	5.000%	1/15/15	1,725	1,831
	Clorox Co.	3.550%	11/1/15	1,825	1,928
	Clorox Co.	5.950%	10/15/17	15,415	17,693
	Coca-Cola Co.	3.625%	3/15/14	5,675	5,800
	Coca-Cola Co.	0.750%	3/13/15	4,975	4,990
	Coca-Cola Co.	1.500%	11/15/15	11,490	11,703
	Coca-Cola Co.	1.800%	9/1/16	9,600	9,805
	Coca-Cola Co.	5.350%	11/15/17	5,750	6,610
	Coca-Cola Co.	1.150%	4/1/18	350	339
	Coca-Cola Co.	4.875%	3/15/19	8,775	9,927
	Coca-Cola Co.	3.150%	11/15/20	7,700	7,886
	Coca-Cola Co.	3.300%	9/1/21	4,850	4,963
	Coca-Cola Enterprises Inc.	3.500%	9/15/20	1,050	1,062
	Coca-Cola Enterprises Inc.	3.250%	8/19/21	1,575	1,554
	Coca-Cola Femsa SAB de CV	4.625%	2/15/20	1,550	1,647
	Coca-Cola HBC Finance BV	5.500%	9/17/15	8,150	8,819
	Coca-Cola Refreshments USA Inc.	8.500%	2/1/22	6,361	8,618

51

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Colgate-Palmolive Co.	1.300%	1/15/17	9,375	9,344
Colgate-Palmolive Co.	2.625%	5/1/17	700	732
Colgate-Palmolive Co.	2.450%	11/15/21	3,400	3,293
Colgate-Palmolive Co.	1.950%	2/1/23	1,125	1,015
Colgate-Palmolive Co.	2.100%	5/1/23	1,125	1,027
ConAgra Foods Inc.	1.350%	9/10/15	5,965	6,001
ConAgra Foods Inc.	1.300%	1/25/16	300	300
ConAgra Foods Inc.	5.819%	6/15/17	951	1,076
ConAgra Foods Inc.	1.900%	1/25/18	17,525	17,286
ConAgra Foods Inc.	7.000%	4/15/19	510	616
ConAgra Foods Inc.	3.250%	9/15/22	6,020	5,762
ConAgra Foods Inc.	3.200%	1/25/23	12,536	12,000
ConAgra Foods Inc.	7.125%	10/1/26	3,245	3,919
ConAgra Foods Inc.	7.000%	10/1/28	1,020	1,225
ConAgra Foods Inc.	8.250%	9/15/30	4,773	6,157
ConAgra Foods Inc.	4.650%	1/25/43	8,250	7,638
Covidien International Finance SA	1.350%	5/29/15	1,600	1,613
Covidien International Finance SA	2.800%	6/15/15	1,750	1,813
Covidien International Finance SA	6.000%	10/15/17	4,460	5,166
Covidien International Finance SA	3.200%	6/15/22	5,425	5,352
Covidien International Finance SA	2.950%	6/15/23	7,900	7,451
Covidien International Finance SA	6.550%	10/15/37	9,841	12,543
CR Bard Inc.	1.375%	1/15/18	3,250	3,163
CR Bard Inc.	6.700%	12/1/26	5,250	6,448
Delhaize Group SA	6.500%	6/15/17	3,700	4,153
Delhaize Group SA	4.125%	4/10/19	1,500	1,534
Delhaize Group SA	5.700%	10/1/40	5,432	5,193
DENTSPLY International Inc.	2.750%	8/15/16	2,800	2,891
DENTSPLY International Inc.	4.125%	8/15/21	1,575	1,608
Diageo Capital plc	0.625%	4/29/16	5,300	5,244
Diageo Capital plc	5.500%	9/30/16	1,275	1,443
Diageo Capital plc	1.500%	5/11/17	6,375	6,303
Diageo Capital plc	5.750%	10/23/17	6,404	7,374
Diageo Capital plc	1.125%	4/29/18	4,550	4,377
Diageo Capital plc	4.828%	7/15/20	1,555	1,756
Diageo Capital plc	2.625%	4/29/23	16,050	14,909
Diageo Capital plc	5.875%	9/30/36	1,875	2,161
Diageo Capital plc	3.875%	4/29/43	12,000	10,594
Diageo Finance BV	3.250%	1/15/15	375	390
Diageo Finance BV	5.300%	10/28/15	7,026	7,731
Diageo Investment Corp.	2.875%	5/11/22	4,425	4,257
Diageo Investment Corp.	7.450%	4/15/35	1,000	1,359
Diageo Investment Corp.	4.250%	5/11/42	3,748	3,579
Dignity Health California GO	3.125%	11/1/22	1,600	1,472
Dignity Health California GO	4.500%	11/1/42	8,325	7,316
Dr Pepper Snapple Group Inc.	2.900%	1/15/16	1,150	1,196
Dr Pepper Snapple Group Inc.	6.820%	5/1/18	5,847	7,085
Dr Pepper Snapple Group Inc.	2.600%	1/15/19	6,050	6,085
Dr Pepper Snapple Group Inc.	2.000%	1/15/20	275	261
Dr Pepper Snapple Group Inc.	3.200%	11/15/21	1,225	1,209
Dr Pepper Snapple Group Inc.	2.700%	11/15/22	2,475	2,308
Dr Pepper Snapple Group Inc.	7.450%	5/1/38	950	1,265
Eli Lilly & Co.	5.200%	3/15/17	6,420	7,265
Eli Lilly & Co.	7.125%	6/1/25	220	286
Eli Lilly & Co.	5.500%	3/15/27	5,768	6,630
Eli Lilly & Co.	6.770%	1/1/36	1,250	1,601
Eli Lilly & Co.	5.550%	3/15/37	3,354	3,779
Eli Lilly & Co.	5.950%	11/15/37	800	944
Energizer Holdings Inc.	4.700%	5/19/21	3,450	3,510
Energizer Holdings Inc.	4.700%	5/24/22	575	587
Estee Lauder Cos. Inc.	2.350%	8/15/22	1,500	1,390
Estee Lauder Cos. Inc.	6.000%	5/15/37	2,055	2,302
Estee Lauder Cos. Inc.	3.700%	8/15/42	925	803
Express Scripts Holding Co.	2.100%	2/12/15	4,400	4,471

52

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Express Scripts Holding Co.	3.125%	5/15/16	7,100	7,394
Express Scripts Holding Co.	2.650%	2/15/17	18,075	18,390
Express Scripts Holding Co.	7.250%	6/15/19	1,945	2,405
Express Scripts Holding Co.	4.750%	11/15/21	12,125	12,956
Express Scripts Holding Co.	3.900%	2/15/22	13,200	13,290
Express Scripts Holding Co.	6.125%	11/15/41	4,878	5,647
Flowers Foods Inc.	4.375%	4/1/22	2,900	2,826
Fomento Economico Mexicano SAB de CV	2.875%	5/10/23	1,000	912
Fomento Economico Mexicano SAB de CV	4.375%	5/10/43	4,100	3,600
Genentech Inc.	4.750%	7/15/15	2,625	2,831
Genentech Inc.	5.250%	7/15/35	3,125	3,436
General Mills Inc.	5.200%	3/17/15	875	939
General Mills Inc.	5.700%	2/15/17	30,060	34,106
General Mills Inc.	5.650%	2/15/19	15,067	17,534
General Mills Inc.	5.400%	6/15/40	450	504
General Mills Inc.	4.150%	2/15/43	375	351
Gilead Sciences Inc.	2.400%	12/1/14	2,200	2,248
Gilead Sciences Inc.	3.050%	12/1/16	2,175	2,300
Gilead Sciences Inc.	4.500%	4/1/21	9,936	10,755
Gilead Sciences Inc.	4.400%	12/1/21	4,750	5,093
Gilead Sciences Inc.	5.650%	12/1/41	2,695	3,003
GlaxoSmithKline Capital Inc.	0.700%	3/18/16	9,000	8,923
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	33,602	38,981
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	1,175	1,114
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	3,500	3,880
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	27,926	34,360
GlaxoSmithKline Capital Inc.	4.200%	3/18/43	7,400	6,967
GlaxoSmithKline Capital plc	1.500%	5/8/17	1,000	993
GlaxoSmithKline Capital plc	2.850%	5/8/22	1,395	1,336
Hasbro Inc.	6.300%	9/15/17	5,350	6,120
Hasbro Inc.	6.350%	3/15/40	9,326	10,315
Hershey Co.	5.450%	9/1/16	1,275	1,439
Hershey Co.	1.500%	11/1/16	3,975	4,016
Hershey Co.	4.125%	12/1/20	3,225	3,519
Hillshire Brands Co.	4.100%	9/15/20	187	190
Hormel Foods Corp.	4.125%	4/15/21	1,300	1,381
Ingredion Inc.	3.200%	11/1/15	650	675
Ingredion Inc.	4.625%	11/1/20	885	939
Ingredion Inc.	6.625%	4/15/37	1,625	1,851
International Flavors & Fragrances Inc.	3.200%	5/1/23	925	881
JM Smucker Co.	3.500%	10/15/21	2,150	2,141
Johnson & Johnson	5.550%	8/15/17	4,045	4,688
Johnson & Johnson	5.150%	7/15/18	7,125	8,233
Johnson & Johnson	6.950%	9/1/29	4,400	5,883
Johnson & Johnson	4.950%	5/15/33	5,025	5,645
Johnson & Johnson	5.950%	8/15/37	4,615	5,782
Johnson & Johnson	5.850%	7/15/38	1,888	2,327
Johnson & Johnson	4.500%	9/1/40	2,355	2,418
Johnson & Johnson	4.850%	5/15/41	20	22
Kaiser Foundation Hospitals	3.500%	4/1/22	1,450	1,439
Kaiser Foundation Hospitals	4.875%	4/1/42	3,900	3,896
Kellogg Co.	1.125%	5/15/15	2,800	2,817
Kellogg Co.	4.450%	5/30/16	50	55
Kellogg Co.	1.875%	11/17/16	15,850	16,102
Kellogg Co.	4.150%	11/15/19	8,175	8,851
Kellogg Co.	3.125%	5/17/22	2,850	2,776
Kellogg Co.	7.450%	4/1/31	6,475	8,361
Kimberly-Clark Corp.	4.875%	8/15/15	5,250	5,705
Kimberly-Clark Corp.	6.125%	8/1/17	8,950	10,455
Kimberly-Clark Corp.	6.250%	7/15/18	175	210
Kimberly-Clark Corp.	3.625%	8/1/20	8,424	8,859
Kimberly-Clark Corp.	3.875%	3/1/21	425	452
Kimberly-Clark Corp.	2.400%	3/1/22	5,900	5,607
Kimberly-Clark Corp.	2.400%	6/1/23	550	512

53

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Kimberly-Clark Corp.	6.625%	8/1/37	1,510	1,957
	Kimberly-Clark Corp.	5.300%	3/1/41	6,518	7,393
	Kimberly-Clark Corp.	3.700%	6/1/43	2,050	1,847
	Koninklijke Philips NV	5.750%	3/11/18	10,100	11,710
	Koninklijke Philips NV	3.750%	3/15/22	9,700	9,717
	Koninklijke Philips NV	6.875%	3/11/38	4,300	5,378
	Koninklijke Philips NV	5.000%	3/15/42	5,950	6,086
	Kraft Foods Group Inc.	1.625%	6/4/15	2,000	2,023
	Kraft Foods Group Inc.	2.250%	6/5/17	8,525	8,619
	Kraft Foods Group Inc.	6.125%	8/23/18	10,110	11,853
	Kraft Foods Group Inc.	5.375%	2/10/20	8,888	10,049
	Kraft Foods Group Inc.	3.500%	6/6/22	9,410	9,356
	Kraft Foods Group Inc.	6.875%	1/26/39	18,608	22,652
	Kraft Foods Group Inc.	6.500%	2/9/40	4,000	4,764
	Kraft Foods Group Inc.	5.000%	6/4/42	6,570	6,599
	Kroger Co.	4.950%	1/15/15	1,725	1,828
	Kroger Co.	3.900%	10/1/15	320	339
	Kroger Co.	6.400%	8/15/17	7,325	8,446
	Kroger Co.	6.800%	12/15/18	2,175	2,603
	Kroger Co.	6.150%	1/15/20	7,895	9,215
	Kroger Co.	3.400%	4/15/22	875	854
	Kroger Co.	7.700%	6/1/29	8,200	10,399
	Kroger Co.	8.000%	9/15/29	1,435	1,820
	Kroger Co.	7.500%	4/1/31	7,395	8,980
	Kroger Co.	6.900%	4/15/38	6,318	7,477
	Kroger Co.	5.400%	7/15/40	18	18
	Kroger Co.	5.000%	4/15/42	925	887
	Laboratory Corp. of America Holdings	5.625%	12/15/15	2,500	2,747
	Laboratory Corp. of America Holdings	2.200%	8/23/17	2,055	2,036
	Laboratory Corp. of America Holdings	4.625%	11/15/20	200	210
	Laboratory Corp. of America Holdings	3.750%	8/23/22	860	824
	Life Technologies Corp.	4.400%	3/1/15	4,350	4,556
	Life Technologies Corp.	3.500%	1/15/16	11,185	11,634
	Life Technologies Corp.	6.000%	3/1/20	4,300	4,850
	Life Technologies Corp.	5.000%	1/15/21	2,200	2,360
	Lorillard Tobacco Co.	8.125%	6/23/19	7,828	9,581
	Lorillard Tobacco Co.	3.750%	5/20/23	8,325	7,727
	Lorillard Tobacco Co.	8.125%	5/1/40	4,000	4,744
	Lorillard Tobacco Co.	7.000%	8/4/41	4,350	4,605
	Mattel Inc.	2.500%	11/1/16	450	468
	Mattel Inc.	1.700%	3/15/18	2,275	2,221
	Mattel Inc.	3.150%	3/15/23	800	762
	Mattel Inc.	5.450%	11/1/41	1,518	1,567
3	Mayo Clinic	3.774%	11/15/43	11,800	10,601
3	Mayo Clinic	4.000%	11/15/47	4,025	3,622
	McCormick & Co. Inc.	3.900%	7/15/21	1,850	1,948
	McKesson Corp.	0.950%	12/4/15	4,725	4,721
	McKesson Corp.	3.250%	3/1/16	1,475	1,558
	McKesson Corp.	5.700%	3/1/17	1,015	1,155
	McKesson Corp.	7.500%	2/15/19	34	42
	McKesson Corp.	4.750%	3/1/21	14,195	15,492
	McKesson Corp.	2.700%	12/15/22	1,800	1,679
	McKesson Corp.	6.000%	3/1/41	4,093	4,812
	Mead Johnson Nutrition Co.	3.500%	11/1/14	5,825	5,992
	Mead Johnson Nutrition Co.	4.900%	11/1/19	2,935	3,228
	Mead Johnson Nutrition Co.	5.900%	11/1/39	11,175	12,495
	Medco Health Solutions Inc.	2.750%	9/15/15	10,225	10,517
	Medco Health Solutions Inc.	7.125%	3/15/18	14,538	17,504
	Medtronic Inc.	3.000%	3/15/15	15,775	16,338
	Medtronic Inc.	4.750%	9/15/15	4,450	4,825
	Medtronic Inc.	1.375%	4/1/18	12,575	12,179
	Medtronic Inc.	5.600%	3/15/19	1,150	1,332
	Medtronic Inc.	4.450%	3/15/20	2,465	2,681
	Medtronic Inc.	2.750%	4/1/23	15,200	14,246

54

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Medtronic Inc.	6.500%	3/15/39	2,445	3,071
	Medtronic Inc.	5.550%	3/15/40	4,275	4,796
	Medtronic Inc.	4.500%	3/15/42	4,095	4,010
	Medtronic Inc.	4.000%	4/1/43	4,350	3,942
	Memorial Sloan-Kettering Cancer Center New York GO	5.000%	7/1/42	1,250	1,334
	Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	8,100	7,350
	Merck & Co. Inc.	2.250%	1/15/16	35,050	36,197
	Merck & Co. Inc.	6.000%	9/15/17	1,850	2,162
	Merck & Co. Inc.	1.300%	5/18/18	10,000	9,710
	Merck & Co. Inc.	3.875%	1/15/21	7,080	7,546
	Merck & Co. Inc.	2.800%	5/18/23	12,300	11,630
	Merck & Co. Inc.	6.500%	12/1/33	5,618	7,285
	Merck & Co. Inc.	6.550%	9/15/37	11,245	14,327
	Merck & Co. Inc.	3.600%	9/15/42	2,897	2,505
	Merck & Co. Inc.	4.150%	5/18/43	9,900	9,489
	Merck Sharp & Dohme Corp.	4.750%	3/1/15	1,470	1,571
	Merck Sharp & Dohme Corp.	4.000%	6/30/15	9,775	10,400
	Merck Sharp & Dohme Corp.	5.000%	6/30/19	5,335	6,100
	Merck Sharp & Dohme Corp.	6.400%	3/1/28	4,148	5,167
	Merck Sharp & Dohme Corp.	5.950%	12/1/28	2,150	2,550
	Merck Sharp & Dohme Corp.	5.750%	11/15/36	10,775	12,570
	Merck Sharp & Dohme Corp.	5.850%	6/30/39	1,755	2,079
	Molson Coors Brewing Co.	2.000%	5/1/17	1,300	1,300
	Molson Coors Brewing Co.	3.500%	5/1/22	1,450	1,434
	Molson Coors Brewing Co.	5.000%	5/1/42	13,750	13,279
	Mondelez International Inc.	4.125%	2/9/16	26,325	28,157
	Mondelez International Inc.	6.500%	8/11/17	10,793	12,588
	Mondelez International Inc.	6.125%	2/1/18	510	590
	Mondelez International Inc.	5.375%	2/10/20	41,127	46,033
	Mondelez International Inc.	6.500%	11/1/31	8,555	9,824
	Mondelez International Inc.	7.000%	8/11/37	11,606	14,217
	Mondelez International Inc.	6.875%	2/1/38	9,363	11,360
	Mondelez International Inc.	6.875%	1/26/39	1,300	1,595
	Mondelez International Inc.	6.500%	2/9/40	16,150	19,339
6	MYLAN INC.	1.800%	6/24/16	1,150	1,144
6	MYLAN INC.	2.600%	6/24/18	2,600	2,562
	Newell Rubbermaid Inc.	2.000%	6/15/15	625	634
	Newell Rubbermaid Inc.	2.050%	12/1/17	2,525	2,476
	Newell Rubbermaid Inc.	4.700%	8/15/20	700	735
	Newell Rubbermaid Inc.	4.000%	6/15/22	450	452
	Novant Health Inc.	5.850%	11/1/19	6,125	7,008
	Novant Health Inc.	4.371%	11/1/43	7,100	6,395
	Novartis Capital Corp.	2.900%	4/24/15	5,150	5,364
	Novartis Capital Corp.	4.400%	4/24/20	425	471
	Novartis Capital Corp.	2.400%	9/21/22	17,225	16,085
	Novartis Capital Corp.	3.700%	9/21/42	6,850	6,085
	Novartis Securities Investment Ltd.	5.125%	2/10/19	18,300	20,997
	Partners Healthcare System Massachusetts GO	3.443%	7/1/21	3,450	3,461
	Pepsi Bottling Group Inc.	7.000%	3/1/29	10,649	13,714
	PepsiAmericas Inc.	4.875%	1/15/15	1,400	1,488
	PepsiAmericas Inc.	5.000%	5/15/17	3,800	4,244
	PepsiCo Inc.	3.100%	1/15/15	400	415
	PepsiCo Inc.	2.500%	5/10/16	500	520
	PepsiCo Inc.	1.250%	8/13/17	4,475	4,386
	PepsiCo Inc.	5.000%	6/1/18	14,520	16,456
	PepsiCo Inc.	7.900%	11/1/18	4,003	5,126
	PepsiCo Inc.	4.500%	1/15/20	9,930	10,953
	PepsiCo Inc.	3.000%	8/25/21	7,137	7,042
	PepsiCo Inc.	2.750%	3/5/22	1,250	1,195
	PepsiCo Inc.	5.500%	1/15/40	8,825	9,859
	PepsiCo Inc.	4.875%	11/1/40	4,450	4,513
	PepsiCo Inc.	4.000%	3/5/42	10,625	9,661
	PepsiCo Inc.	3.600%	8/13/42	3,856	3,307
	PerkinElmer Inc.	5.000%	11/15/21	1,225	1,277

55

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Perrigo Co.	2.950%	5/15/23	5,300	4,909
	Pfizer Inc.	5.350%	3/15/15	40,725	43,856
	Pfizer Inc.	1.500%	6/15/18	400	394
	Pfizer Inc.	6.200%	3/15/19	26,495	31,959
	Pfizer Inc.	3.000%	6/15/23	6,050	5,874
	Pfizer Inc.	7.200%	3/15/39	10,335	13,823
	Pfizer Inc.	4.300%	6/15/43	1,100	1,083
	Pharmacia Corp.	6.600%	12/1/28	1,750	2,208
	Philip Morris International Inc.	2.500%	5/16/16	2,865	2,969
	Philip Morris International Inc.	5.650%	5/16/18	10,830	12,510
	Philip Morris International Inc.	4.125%	5/17/21	800	843
	Philip Morris International Inc.	6.375%	5/16/38	23,203	27,636
	Philip Morris International Inc.	4.375%	11/15/41	8,725	7,976
	Philip Morris International Inc.	4.500%	3/20/42	5,018	4,680
	Philip Morris International Inc.	3.875%	8/21/42	7,250	6,182
	Philip Morris International Inc.	4.125%	3/4/43	2,150	1,903
3	Procter & Gamble - Esop	9.360%	1/1/21	7,974	10,354
	Procter & Gamble Co.	0.700%	8/15/14	2,950	2,959
	Procter & Gamble Co.	4.950%	8/15/14	2,300	2,416
	Procter & Gamble Co.	3.500%	2/15/15	7,750	8,122
	Procter & Gamble Co.	1.800%	11/15/15	5,000	5,123
	Procter & Gamble Co.	4.850%	12/15/15	1,275	1,400
	Procter & Gamble Co.	1.450%	8/15/16	3,650	3,688
	Procter & Gamble Co.	4.700%	2/15/19	3,495	3,933
	Procter & Gamble Co.	2.300%	2/6/22	10,000	9,528
	Procter & Gamble Co.	6.450%	1/15/26	3,875	4,960
	Procter & Gamble Co.	5.500%	2/1/34	5,963	6,942
	Procter & Gamble Co.	5.800%	8/15/34	270	326
	Procter & Gamble Co.	5.550%	3/5/37	12,720	15,128
	Quest Diagnostics Inc.	5.450%	11/1/15	6,375	6,980
	Quest Diagnostics Inc.	6.400%	7/1/17	140	160
	Quest Diagnostics Inc.	4.700%	4/1/21	1,600	1,670
	Quest Diagnostics Inc.	6.950%	7/1/37	4,175	4,871
	Quest Diagnostics Inc.	5.750%	1/30/40	18	18
	Reynolds American Inc.	7.625%	6/1/16	6,265	7,299
	Reynolds American Inc.	6.750%	6/15/17	5,836	6,757
	Reynolds American Inc.	7.250%	6/15/37	3,858	4,532
	Reynolds American Inc.	4.750%	11/1/42	10,750	9,566
	Safeway Inc.	5.625%	8/15/14	1,855	1,947
	Safeway Inc.	3.400%	12/1/16	9,500	9,889
	Safeway Inc.	6.350%	8/15/17	5,230	5,974
	Safeway Inc.	5.000%	8/15/19	970	1,034
	Safeway Inc.	3.950%	8/15/20	1,200	1,175
	Safeway Inc.	7.250%	2/1/31	9,877	10,612
	Sanofi	1.200%	9/30/14	5,250	5,299
	Sanofi	2.625%	3/29/16	31,976	33,359
	Sanofi	1.250%	4/10/18	2,075	2,008
	Sanofi	4.000%	3/29/21	9,871	10,516
	St. Jude Medical Inc.	2.500%	1/15/16	550	566
	St. Jude Medical Inc.	3.250%	4/15/23	7,825	7,399
	St. Jude Medical Inc.	4.750%	4/15/43	7,050	6,541
	Stryker Corp.	3.000%	1/15/15	2,100	2,174
	Stryker Corp.	2.000%	9/30/16	3,875	3,970
	Stryker Corp.	4.375%	1/15/20	1,425	1,564
	Sysco Corp.	5.250%	2/12/18	2,625	3,008
	Sysco Corp.	5.375%	9/21/35	6,375	7,123
	Teva Pharmaceutical Finance Co. BV	2.400%	11/10/16	6,668	6,864
	Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	1,125	1,124
	Teva Pharmaceutical Finance Co. BV	2.950%	12/18/22	11,425	10,672
	Teva Pharmaceutical Finance Co. LLC	6.150%	2/1/36	5,793	6,899
	Teva Pharmaceutical Finance II BV / Teva
	Pharmaceutical Finance III LLC	3.000%	6/15/15	5,075	5,278
	Teva Pharmaceutical Finance IV BV	3.650%	11/10/21	8,400	8,390
	Teva Pharmaceutical Finance IV LLC	2.250%	3/18/20	12,000	11,437

56

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Thermo Fisher Scientific Inc.	3.250%	11/20/14	13,700	14,084
	Thermo Fisher Scientific Inc.	3.200%	5/1/15	6,650	6,886
	Thermo Fisher Scientific Inc.	3.200%	3/1/16	11,115	11,541
	Thermo Fisher Scientific Inc.	4.700%	5/1/20	725	771
	Thermo Fisher Scientific Inc.	4.500%	3/1/21	10,400	10,840
	Thermo Fisher Scientific Inc.	3.600%	8/15/21	1,500	1,470
	Tupperware Brands Corp.	4.750%	6/1/21	2,800	2,839
	Tyson Foods Inc.	6.600%	4/1/16	70	78
	Tyson Foods Inc.	4.500%	6/15/22	11,200	11,396
	Unilever Capital Corp.	3.650%	2/15/14	6,275	6,394
	Unilever Capital Corp.	0.450%	7/30/15	450	447
	Unilever Capital Corp.	2.750%	2/10/16	200	209
	Unilever Capital Corp.	0.850%	8/2/17	5,700	5,519
	Unilever Capital Corp.	4.800%	2/15/19	1,500	1,699
	Unilever Capital Corp.	4.250%	2/10/21	6,870	7,457
	Unilever Capital Corp.	5.900%	11/15/32	3,923	4,890
	UST LLC	5.750%	3/1/18	2,700	3,069
	Whirlpool Corp.	4.850%	6/15/21	2,500	2,646
	Whirlpool Corp.	4.700%	6/1/22	1,675	1,745
	Wyeth LLC	5.500%	2/15/16	2,485	2,773
	Wyeth LLC	5.450%	4/1/17	925	1,054
	Wyeth LLC	6.450%	2/1/24	1,500	1,863
	Wyeth LLC	6.500%	2/1/34	8,950	11,181
	Wyeth LLC	6.000%	2/15/36	7,655	9,236
	Wyeth LLC	5.950%	4/1/37	25,900	30,580
	Zimmer Holdings Inc.	1.400%	11/30/14	2,500	2,523
	Zimmer Holdings Inc.	4.625%	11/30/19	1,075	1,174
	Zimmer Holdings Inc.	3.375%	11/30/21	2,725	2,680
	Zimmer Holdings Inc.	5.750%	11/30/39	4,340	4,827
6	Zoetis Inc.	1.150%	2/1/16	14,500	14,518
6	Zoetis Inc.	1.875%	2/1/18	1,525	1,503
6	Zoetis Inc.	3.250%	2/1/23	11,935	11,388
6	Zoetis Inc.	4.700%	2/1/43	3,253	3,060
	Energy (1.6%)
	Alberta Energy Co. Ltd.	7.375%	11/1/31	3,409	4,092
	Anadarko Finance Co.	7.500%	5/1/31	1,238	1,544
	Anadarko Petroleum Corp.	5.950%	9/15/16	36,206	40,677
	Anadarko Petroleum Corp.	6.375%	9/15/17	7,730	8,902
	Anadarko Petroleum Corp.	6.450%	9/15/36	10,765	12,436
	Anadarko Petroleum Corp.	7.950%	6/15/39	3,475	4,585
	Anadarko Petroleum Corp.	6.200%	3/15/40	2,740	3,098
	Apache Corp.	5.625%	1/15/17	700	790
	Apache Corp.	1.750%	4/15/17	800	799
	Apache Corp.	6.900%	9/15/18	7,100	8,647
	Apache Corp.	3.625%	2/1/21	4,700	4,832
	Apache Corp.	3.250%	4/15/22	4,975	4,916
	Apache Corp.	2.625%	1/15/23	2,695	2,496
	Apache Corp.	6.000%	1/15/37	11,020	12,434
	Apache Corp.	5.100%	9/1/40	11,918	11,986
	Apache Corp.	5.250%	2/1/42	9,300	9,465
	Apache Corp.	4.750%	4/15/43	4,000	3,804
	Apache Finance Canada Corp.	7.750%	12/15/29	1,080	1,416
	Baker Hughes Inc.	7.500%	11/15/18	240	301
	Baker Hughes Inc.	6.875%	1/15/29	990	1,265
	Baker Hughes Inc.	5.125%	9/15/40	18,010	19,762
	BJ Services Co.	6.000%	6/1/18	4,450	5,209
	BP Capital Markets plc	1.700%	12/5/14	2,300	2,333
	BP Capital Markets plc	3.875%	3/10/15	9,985	10,490
	BP Capital Markets plc	3.125%	10/1/15	17,375	18,193
	BP Capital Markets plc	0.700%	11/6/15	5,500	5,472
	BP Capital Markets plc	3.200%	3/11/16	20,200	21,227
	BP Capital Markets plc	2.248%	11/1/16	8,550	8,765
	BP Capital Markets plc	1.846%	5/5/17	17,675	17,714

57

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
BP Capital Markets plc	1.375%	11/6/17	3,350	3,260
BP Capital Markets plc	1.375%	5/10/18	12,225	11,765
BP Capital Markets plc	4.750%	3/10/19	9,585	10,691
BP Capital Markets plc	4.742%	3/11/21	14,300	15,542
BP Capital Markets plc	3.561%	11/1/21	7,335	7,348
BP Capital Markets plc	3.245%	5/6/22	11,175	10,814
BP Capital Markets plc	2.500%	11/6/22	13,700	12,477
BP Capital Markets plc	2.750%	5/10/23	13,700	12,627
Burlington Resources Finance Co.	7.200%	8/15/31	750	970
Burlington Resources Finance Co.	7.400%	12/1/31	4,275	5,692
Cameron International Corp.	1.600%	4/30/15	4,050	4,076
Cameron International Corp.	6.375%	7/15/18	975	1,144
Cameron International Corp.	7.000%	7/15/38	1,245	1,511
Cameron International Corp.	5.950%	6/1/41	400	445
Canadian Natural Resources Ltd.	1.450%	11/14/14	900	907
Canadian Natural Resources Ltd.	4.900%	12/1/14	5,400	5,710
Canadian Natural Resources Ltd.	6.000%	8/15/16	4,225	4,799
Canadian Natural Resources Ltd.	5.700%	5/15/17	11,561	13,110
Canadian Natural Resources Ltd.	3.450%	11/15/21	525	523
Canadian Natural Resources Ltd.	7.200%	1/15/32	4,818	5,800
Canadian Natural Resources Ltd.	6.450%	6/30/33	5,865	6,705
Canadian Natural Resources Ltd.	5.850%	2/1/35	175	185
Canadian Natural Resources Ltd.	6.500%	2/15/37	9,505	10,738
Canadian Natural Resources Ltd.	6.250%	3/15/38	980	1,094
Cenovus Energy Inc.	4.500%	9/15/14	4,660	4,857
Cenovus Energy Inc.	5.700%	10/15/19	4,575	5,208
Cenovus Energy Inc.	3.000%	8/15/22	800	763
Cenovus Energy Inc.	6.750%	11/15/39	21,471	25,654
Cenovus Energy Inc.	4.450%	9/15/42	2,438	2,209
Chevron Corp.	0.889%	6/24/16	1,475	1,477
Chevron Corp.	1.104%	12/5/17	11,550	11,284
Chevron Corp.	1.718%	6/24/18	10,500	10,422
Chevron Corp.	4.950%	3/3/19	12,830	14,688
Chevron Corp.	2.427%	6/24/20	5,000	4,990
Chevron Corp.	2.355%	12/5/22	11,525	10,823
Chevron Corp.	3.191%	6/24/23	3,000	2,991
ConocoPhillips	4.600%	1/15/15	12,915	13,692
ConocoPhillips	6.650%	7/15/18	35	42
ConocoPhillips	5.750%	2/1/19	29,145	34,087
ConocoPhillips	5.900%	10/15/32	10,051	11,665
ConocoPhillips	5.900%	5/15/38	4,287	5,050
ConocoPhillips	6.500%	2/1/39	7,443	9,358
ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	28,725	32,755
ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	4,470	5,213
ConocoPhillips Co.	1.050%	12/15/17	1,000	967
ConocoPhillips Co.	2.400%	12/15/22	1,000	921
ConocoPhillips Holding Co.	6.950%	4/15/29	9,465	12,088
Devon Energy Corp.	2.400%	7/15/16	750	769
Devon Energy Corp.	1.875%	5/15/17	1,525	1,508
Devon Energy Corp.	6.300%	1/15/19	10	12
Devon Energy Corp.	4.000%	7/15/21	4,250	4,372
Devon Energy Corp.	3.250%	5/15/22	5,825	5,634
Devon Energy Corp.	7.950%	4/15/32	7,650	10,009
Devon Energy Corp.	5.600%	7/15/41	6,518	6,733
Devon Energy Corp.	4.750%	5/15/42	18	17
Devon Financing Co. LLC	7.875%	9/30/31	16,536	21,312
Diamond Offshore Drilling Inc.	5.150%	9/1/14	2,250	2,361
Diamond Offshore Drilling Inc.	4.875%	7/1/15	600	647
Diamond Offshore Drilling Inc.	5.875%	5/1/19	2,700	3,179
Diamond Offshore Drilling Inc.	5.700%	10/15/39	4,300	5,067
Encana Corp.	5.900%	12/1/17	6,075	6,909
Encana Corp.	3.900%	11/15/21	6,450	6,562
Encana Corp.	7.200%	11/1/31	5,675	6,735
Encana Corp.	6.500%	8/15/34	8,993	9,798

58

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Encana Corp.	6.625%	8/15/37	4,479	5,043
Encana Corp.	6.500%	2/1/38	18	20
Encana Corp.	5.150%	11/15/41	18	17
Ensco plc	3.250%	3/15/16	4,300	4,496
Ensco plc	4.700%	3/15/21	3,500	3,712
EOG Resources Inc.	6.125%	10/1/13	650	659
EOG Resources Inc.	2.950%	6/1/15	5,350	5,570
EOG Resources Inc.	5.875%	9/15/17	5,325	6,181
EOG Resources Inc.	5.625%	6/1/19	35	41
EOG Resources Inc.	4.400%	6/1/20	5,875	6,448
EOG Resources Inc.	4.100%	2/1/21	9,500	10,094
EOG Resources Inc.	2.625%	3/15/23	9,493	8,855
EQT Corp.	6.500%	4/1/18	18,925	21,407
EQT Corp.	8.125%	6/1/19	325	393
FMC Technologies Inc.	2.000%	10/1/17	3,000	2,965
FMC Technologies Inc.	3.450%	10/1/22	1,100	1,060
Global Marine Inc.	7.000%	6/1/28	3,150	3,334
Halliburton Co.	5.900%	9/15/18	3,015	3,564
Halliburton Co.	6.150%	9/15/19	2,120	2,558
Halliburton Co.	6.700%	9/15/38	10,240	12,923
Halliburton Co.	7.450%	9/15/39	5,088	7,018
Halliburton Co.	4.500%	11/15/41	5,275	5,241
Hess Corp.	8.125%	2/15/19	11,019	13,836
Hess Corp.	7.875%	10/1/29	5,895	7,429
Hess Corp.	7.300%	8/15/31	4,528	5,478
Hess Corp.	7.125%	3/15/33	4,241	5,057
Hess Corp.	6.000%	1/15/40	10,618	11,415
Hess Corp.	5.600%	2/15/41	2,300	2,352
Husky Energy Inc.	6.150%	6/15/19	800	937
Husky Energy Inc.	7.250%	12/15/19	2,435	3,017
Husky Energy Inc.	3.950%	4/15/22	3,150	3,202
Husky Energy Inc.	6.800%	9/15/37	2,500	3,031
Kerr-McGee Corp.	6.950%	7/1/24	12,420	14,791
Kerr-McGee Corp.	7.875%	9/15/31	1,604	2,025
Marathon Oil Corp.	0.900%	11/1/15	2,225	2,217
Marathon Oil Corp.	6.000%	10/1/17	14,175	16,262
Marathon Oil Corp.	5.900%	3/15/18	3,997	4,581
Marathon Oil Corp.	2.800%	11/1/22	6,125	5,686
Marathon Oil Corp.	6.800%	3/15/32	7,367	8,666
Marathon Oil Corp.	6.600%	10/1/37	4,378	5,209
Marathon Petroleum Corp.	3.500%	3/1/16	3,000	3,163
Marathon Petroleum Corp.	5.125%	3/1/21	6,800	7,481
Marathon Petroleum Corp.	6.500%	3/1/41	13,795	15,741
Murphy Oil Corp.	3.700%	12/1/22	5,120	4,739
Murphy Oil Corp.	7.050%	5/1/29	4,700	5,168
Murphy Oil Corp.	5.125%	12/1/42	2,018	1,755
Nabors Industries Inc.	6.150%	2/15/18	22,650	25,263
Nabors Industries Inc.	9.250%	1/15/19	3,025	3,749
Nabors Industries Inc.	5.000%	9/15/20	2,325	2,369
National Oilwell Varco Inc.	1.350%	12/1/17	13,475	13,137
National Oilwell Varco Inc.	2.600%	12/1/22	15,125	14,186
National Oilwell Varco Inc.	3.950%	12/1/42	4,693	4,217
Noble Energy Inc.	8.250%	3/1/19	3,829	4,815
Noble Energy Inc.	4.150%	12/15/21	8,525	8,773
Noble Energy Inc.	8.000%	4/1/27	525	681
Noble Energy Inc.	6.000%	3/1/41	10,645	11,986
Noble Holding International Ltd.	3.450%	8/1/15	9,050	9,410
Noble Holding International Ltd.	3.050%	3/1/16	4,250	4,367
Noble Holding International Ltd.	4.900%	8/1/20	3,825	4,039
Noble Holding International Ltd.	3.950%	3/15/22	1,225	1,191
Noble Holding International Ltd.	6.200%	8/1/40	4,468	4,691
Noble Holding International Ltd.	6.050%	3/1/41	1,020	1,036
Noble Holding International Ltd.	5.250%	3/15/42	1,225	1,100
Occidental Petroleum Corp.	2.500%	2/1/16	9,675	10,023

59

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Occidental Petroleum Corp.	1.750%	2/15/17	4,501	4,497
Occidental Petroleum Corp.	1.500%	2/15/18	2,550	2,490
Occidental Petroleum Corp.	4.100%	2/1/21	16,950	17,881
Occidental Petroleum Corp.	3.125%	2/15/22	2,375	2,310
Occidental Petroleum Corp.	2.700%	2/15/23	10,018	9,247
PC Financial Partnership	5.000%	11/15/14	8,100	8,542
Petro-Canada	6.050%	5/15/18	10,700	12,411
Petro-Canada	7.875%	6/15/26	2,800	3,728
Petro-Canada	7.000%	11/15/28	1,175	1,451
Petro-Canada	5.350%	7/15/33	4,825	4,890
Petro-Canada	5.950%	5/15/35	7,060	7,620
Petro-Canada	6.800%	5/15/38	8,063	9,376
Petrohawk Energy Corp.	10.500%	8/1/14	1,725	1,807
Petrohawk Energy Corp.	7.875%	6/1/15	1,900	1,933
Petrohawk Energy Corp.	6.250%	6/1/19	3,200	3,488
Phillips 66	1.950%	3/5/15	1,950	1,984
Phillips 66	2.950%	5/1/17	14,100	14,561
Phillips 66	4.300%	4/1/22	12,175	12,600
Phillips 66	5.875%	5/1/42	15,668	17,361
Pioneer Natural Resources Co.	5.875%	7/15/16	325	363
Pioneer Natural Resources Co.	6.875%	5/1/18	3,250	3,832
Pioneer Natural Resources Co.	3.950%	7/15/22	9,835	9,698
Pride International Inc.	8.500%	6/15/19	725	920
Pride International Inc.	6.875%	8/15/20	14,600	17,330
Pride International Inc.	7.875%	8/15/40	9,100	12,157
Rowan Cos. Inc.	7.875%	8/1/19	6,000	7,209
Rowan Cos. Inc.	4.875%	6/1/22	1,200	1,236
Rowan Cos. Inc.	5.400%	12/1/42	4,225	3,822
Shell International Finance BV	3.100%	6/28/15	13,625	14,286
Shell International Finance BV	3.250%	9/22/15	3,600	3,796
Shell International Finance BV	0.625%	12/4/15	75	75
Shell International Finance BV	4.300%	9/22/19	27,285	30,087
Shell International Finance BV	4.375%	3/25/20	2,500	2,766
Shell International Finance BV	2.375%	8/21/22	8,000	7,459
Shell International Finance BV	2.250%	1/6/23	1,850	1,696
Shell International Finance BV	6.375%	12/15/38	27,153	34,671
Shell International Finance BV	5.500%	3/25/40	3,018	3,510
Southwestern Energy Co.	4.100%	3/15/22	2,350	2,339
Suncor Energy Inc.	6.100%	6/1/18	875	1,021
Suncor Energy Inc.	7.150%	2/1/32	4,903	5,999
Suncor Energy Inc.	5.950%	12/1/34	260	281
Suncor Energy Inc.	6.500%	6/15/38	22,355	25,700
Suncor Energy Inc.	6.850%	6/1/39	4,493	5,304
Talisman Energy Inc.	7.750%	6/1/19	16,137	19,783
Talisman Energy Inc.	3.750%	2/1/21	1,285	1,280
Talisman Energy Inc.	7.250%	10/15/27	850	1,003
Talisman Energy Inc.	5.850%	2/1/37	6,500	6,659
Talisman Energy Inc.	6.250%	2/1/38	173	186
Talisman Energy Inc.	5.500%	5/15/42	18	17
Tosco Corp.	7.800%	1/1/27	725	975
Tosco Corp.	8.125%	2/15/30	16,855	23,266
Total Capital Canada Ltd.	1.625%	1/28/14	5,325	5,364
Total Capital Canada Ltd.	1.450%	1/15/18	4,325	4,218
Total Capital Canada Ltd.	2.750%	7/15/23	6,195	5,802
Total Capital International SA	0.750%	1/25/16	8,100	8,070
Total Capital International SA	1.500%	2/17/17	300	298
Total Capital International SA	1.550%	6/28/17	8,525	8,429
Total Capital International SA	2.875%	2/17/22	4,200	4,041
Total Capital International SA	2.700%	1/25/23	4,500	4,215
Total Capital SA	3.000%	6/24/15	21,075	22,029
Total Capital SA	2.300%	3/15/16	975	1,006
Total Capital SA	4.450%	6/24/20	6,200	6,768
Total Capital SA	4.125%	1/28/21	22,400	23,945
Transocean Inc.	4.950%	11/15/15	11,300	12,135

60

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Transocean Inc.	2.500%	10/15/17	5,750	5,675
	Transocean Inc.	6.000%	3/15/18	16,085	18,001
	Transocean Inc.	6.500%	11/15/20	6,340	7,104
	Transocean Inc.	6.375%	12/15/21	8,950	10,035
	Transocean Inc.	3.800%	10/15/22	3,100	2,944
	Transocean Inc.	7.500%	4/15/31	2,018	2,267
	Transocean Inc.	6.800%	3/15/38	5,763	6,128
	Transocean Inc.	7.350%	12/15/41	8,975	10,305
	Valero Energy Corp.	4.500%	2/1/15	2,625	2,764
	Valero Energy Corp.	9.375%	3/15/19	7,601	9,924
	Valero Energy Corp.	6.125%	2/1/20	12,675	14,747
	Valero Energy Corp.	7.500%	4/15/32	10,520	12,850
	Valero Energy Corp.	6.625%	6/15/37	8,908	10,245
	Valero Energy Corp.	10.500%	3/15/39	23	34
	Weatherford International Inc.	6.350%	6/15/17	5,750	6,411
	Weatherford International Inc.	6.800%	6/15/37	275	286
	Weatherford International Ltd.	5.500%	2/15/16	10	11
	Weatherford International Ltd.	6.000%	3/15/18	8,360	9,383
	Weatherford International Ltd.	9.625%	3/1/19	38,981	49,274
	Weatherford International Ltd.	6.500%	8/1/36	539	547
	Weatherford International Ltd.	7.000%	3/15/38	1,750	1,845
	Weatherford International Ltd.	6.750%	9/15/40	1,018	1,049
	Weatherford International Ltd.	5.950%	4/15/42	18	17
	XTO Energy Inc.	6.250%	8/1/17	9,075	10,756
	XTO Energy Inc.	5.500%	6/15/18	500	589
	Other Industrial (0.1%)
	California Institute of Technology GO	4.700%	11/1/2111	11,800	10,943
	Cintas Corp. No 2	6.125%	12/1/17	1,625	1,879
	Cintas Corp. No 2	3.250%	6/1/22	4,000	3,883
	Fluor Corp.	3.375%	9/15/21	2,375	2,378
3	Johns Hopkins University Maryland GO	4.083%	7/1/53	4,125	3,921
	Massachusetts Institute of Technology GO	5.600%	7/1/2111	9,085	10,965
	President and Fellows of Harvard College	3.619%	10/1/37	1,750	1,591
	University of Pennsylvania GO	4.674%	9/1/2112	10,350	9,915
6	URS Corp.	5.500%	4/1/22	6,170	6,399
	Technology (1.1%)
	Adobe Systems Inc.	3.250%	2/1/15	4,525	4,683
	Adobe Systems Inc.	4.750%	2/1/20	6,625	7,273
	Agilent Technologies Inc.	5.500%	9/14/15	3,125	3,404
	Agilent Technologies Inc.	6.500%	11/1/17	4,850	5,607
	Agilent Technologies Inc.	5.000%	7/15/20	4,400	4,755
	Agilent Technologies Inc.	3.200%	10/1/22	6,200	5,740
	Agilent Technologies Inc.	3.875%	7/15/23	650	629
	Altera Corp.	1.750%	5/15/17	1,950	1,934
	Amphenol Corp.	4.750%	11/15/14	4,125	4,335
	Amphenol Corp.	4.000%	2/1/22	550	549
	Analog Devices Inc.	3.000%	4/15/16	1,075	1,128
	Analog Devices Inc.	2.875%	6/1/23	5,400	5,065
	Apple Inc.	0.450%	5/3/16	13,700	13,543
	Apple Inc.	1.000%	5/3/18	24,950	23,900
	Apple Inc.	2.400%	5/3/23	34,100	31,606
	Apple Inc.	3.850%	5/4/43	20,450	18,183
	Applied Materials Inc.	2.650%	6/15/16	1,000	1,035
	Applied Materials Inc.	4.300%	6/15/21	7,025	7,394
	Applied Materials Inc.	5.850%	6/15/41	9,225	9,945
	Arrow Electronics Inc.	3.375%	11/1/15	2,600	2,694
	Arrow Electronics Inc.	5.125%	3/1/21	1,185	1,222
	Arrow Electronics Inc.	4.500%	3/1/23	2,154	2,115
	Autodesk Inc.	1.950%	12/15/17	9,014	8,786
	Autodesk Inc.	3.600%	12/15/22	1,600	1,525
	Avnet Inc.	6.625%	9/15/16	235	263
	Avnet Inc.	4.875%	12/1/22	4,175	4,162
	Baidu Inc.	2.250%	11/28/17	4,650	4,512

61

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Baidu Inc.	3.500%	11/28/22	14,750	13,119
BMC Software Inc.	7.250%	6/1/18	3,300	3,392
BMC Software Inc.	4.250%	2/15/22	3,650	3,646
BMC Software Inc.	4.500%	12/1/22	1,025	1,032
Broadcom Corp.	2.700%	11/1/18	6,980	7,191
Broadcom Corp.	2.500%	8/15/22	10,100	9,254
CA Inc.	5.375%	12/1/19	3,500	3,851
Cisco Systems Inc.	2.900%	11/17/14	1,975	2,039
Cisco Systems Inc.	5.500%	2/22/16	13,085	14,606
Cisco Systems Inc.	3.150%	3/14/17	7,165	7,579
Cisco Systems Inc.	4.950%	2/15/19	25,264	28,892
Cisco Systems Inc.	4.450%	1/15/20	24,095	26,688
Cisco Systems Inc.	5.900%	2/15/39	20,643	24,444
Cisco Systems Inc.	5.500%	1/15/40	4,610	5,234
Computer Sciences Corp.	6.500%	3/15/18	5,150	5,744
Corning Inc.	1.450%	11/15/17	800	781
Corning Inc.	6.625%	5/15/19	3,180	3,829
Corning Inc.	4.250%	8/15/20	300	318
Corning Inc.	7.250%	8/15/36	300	367
Corning Inc.	4.700%	3/15/37	8,368	8,043
Corning Inc.	5.750%	8/15/40	4,535	4,943
Corning Inc.	4.750%	3/15/42	2,278	2,181
Dell Inc.	2.300%	9/10/15	2,015	2,007
Dell Inc.	5.650%	4/15/18	6,225	6,296
Dell Inc.	5.875%	6/15/19	3,850	3,904
Dell Inc.	7.100%	4/15/28	3,100	3,092
Dell Inc.	6.500%	4/15/38	4,518	4,203
Dun & Bradstreet Corp.	3.250%	12/1/17	800	806
Dun & Bradstreet Corp.	4.375%	12/1/22	1,725	1,662
EMC Corp.	1.875%	6/1/18	12,000	11,860
EMC Corp.	2.650%	6/1/20	5,200	5,149
EMC Corp.	3.375%	6/1/23	3,475	3,406
Equifax Inc.	4.450%	12/1/14	2,175	2,272
Equifax Inc.	6.300%	7/1/17	1,075	1,220
Fidelity National Information Services Inc.	2.000%	4/15/18	1,475	1,431
Fidelity National Information Services Inc.	5.000%	3/15/22	6,794	6,930
Fidelity National Information Services Inc.	3.500%	4/15/23	7,075	6,391
Fiserv Inc.	3.125%	10/1/15	1,100	1,144
Fiserv Inc.	3.125%	6/15/16	1,025	1,072
Fiserv Inc.	6.800%	11/20/17	5,950	6,958
Fiserv Inc.	3.500%	10/1/22	6,800	6,460
Google Inc.	2.125%	5/19/16	1,575	1,630
Google Inc.	3.625%	5/19/21	8,515	8,919
Harris Corp.	5.950%	12/1/17	2,975	3,312
Harris Corp.	4.400%	12/15/20	1,725	1,776
Harris Corp.	6.150%	12/15/40	3,493	3,797
Hewlett-Packard Co.	1.550%	5/30/14	2,675	2,687
Hewlett-Packard Co.	2.625%	12/9/14	1,300	1,326
Hewlett-Packard Co.	2.350%	3/15/15	6,350	6,447
Hewlett-Packard Co.	2.125%	9/13/15	12,575	12,706
Hewlett-Packard Co.	2.650%	6/1/16	2,475	2,526
Hewlett-Packard Co.	3.000%	9/15/16	17,900	18,390
Hewlett-Packard Co.	3.300%	12/9/16	10,710	11,141
Hewlett-Packard Co.	5.400%	3/1/17	2,035	2,228
Hewlett-Packard Co.	2.600%	9/15/17	11,735	11,676
Hewlett-Packard Co.	5.500%	3/1/18	6,575	7,289
Hewlett-Packard Co.	3.750%	12/1/20	6,275	6,102
Hewlett-Packard Co.	4.300%	6/1/21	3,725	3,667
Hewlett-Packard Co.	4.375%	9/15/21	13,400	13,235
Hewlett-Packard Co.	4.650%	12/9/21	3,700	3,704
Hewlett-Packard Co.	6.000%	9/15/41	9,468	9,118
HP Enterprise Services LLC	7.450%	10/15/29	2,200	2,484
Intel Corp.	1.950%	10/1/16	6,425	6,588
Intel Corp.	1.350%	12/15/17	29,537	28,827

62

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Intel Corp.	3.300%	10/1/21	11,901	11,939
Intel Corp.	2.700%	12/15/22	9,000	8,414
Intel Corp.	4.000%	12/15/32	4,325	4,030
Intel Corp.	4.800%	10/1/41	17,693	17,527
Intel Corp.	4.250%	12/15/42	17,950	16,452
International Business Machines Corp.	6.500%	10/15/13	2,796	2,845
International Business Machines Corp.	0.875%	10/31/14	200	201
International Business Machines Corp.	0.550%	2/6/15	7,600	7,601
International Business Machines Corp.	2.000%	1/5/16	2,525	2,591
International Business Machines Corp.	1.950%	7/22/16	36,575	37,529
International Business Machines Corp.	1.250%	2/6/17	6,300	6,229
International Business Machines Corp.	5.700%	9/14/17	37,151	42,826
International Business Machines Corp.	1.250%	2/8/18	1,000	972
International Business Machines Corp.	7.625%	10/15/18	6,475	8,223
International Business Machines Corp.	1.875%	8/1/22	3,300	2,949
International Business Machines Corp.	7.000%	10/30/25	965	1,266
International Business Machines Corp.	6.220%	8/1/27	9,850	12,264
International Business Machines Corp.	6.500%	1/15/28	620	783
International Business Machines Corp.	5.875%	11/29/32	875	1,060
International Business Machines Corp.	5.600%	11/30/39	9,054	10,428
International Business Machines Corp.	4.000%	6/20/42	9,597	9,031
Intuit Inc.	5.750%	3/15/17	1,900	2,122
Jabil Circuit Inc.	5.625%	12/15/20	2,650	2,756
Juniper Networks Inc.	3.100%	3/15/16	1,095	1,132
Juniper Networks Inc.	4.600%	3/15/21	1,500	1,536
Juniper Networks Inc.	5.950%	3/15/41	2,900	2,947
KLA-Tencor Corp.	6.900%	5/1/18	3,575	4,170
Lexmark International Inc.	6.650%	6/1/18	4,950	5,410
Maxim Integrated Products Inc.	3.375%	3/15/23	725	683
Microsoft Corp.	1.625%	9/25/15	20,645	21,099
Microsoft Corp.	1.000%	5/1/18	4,350	4,216
Microsoft Corp.	4.200%	6/1/19	7,445	8,276
Microsoft Corp.	3.000%	10/1/20	13,020	13,365
Microsoft Corp.	2.125%	11/15/22	2,000	1,826
Microsoft Corp.	2.375%	5/1/23	4,050	3,749
Microsoft Corp.	5.200%	6/1/39	4,853	5,385
Microsoft Corp.	4.500%	10/1/40	5,543	5,594
Microsoft Corp.	5.300%	2/8/41	5,235	5,928
Microsoft Corp.	3.500%	11/15/42	12,575	10,699
Microsoft Corp.	3.750%	5/1/43	1,975	1,784
Motorola Solutions Inc.	6.000%	11/15/17	3,075	3,466
Motorola Solutions Inc.	3.750%	5/15/22	6,350	6,170
Motorola Solutions Inc.	7.500%	5/15/25	410	497
NetApp Inc.	2.000%	12/15/17	1,000	976
NetApp Inc.	3.250%	12/15/22	1,000	921
Oracle Corp.	5.250%	1/15/16	28,091	31,055
Oracle Corp.	1.200%	10/15/17	18,575	18,061
Oracle Corp.	5.750%	4/15/18	17,727	20,642
Oracle Corp.	5.000%	7/8/19	16,845	19,258
Oracle Corp.	3.875%	7/15/20	9,775	10,457
Oracle Corp.	2.500%	10/15/22	10,425	9,600
Oracle Corp.	6.500%	4/15/38	3,915	4,913
Oracle Corp.	6.125%	7/8/39	7,220	8,717
Oracle Corp.	5.375%	7/15/40	20,370	22,761
Pitney Bowes Inc.	5.750%	9/15/17	7,000	7,560
Pitney Bowes Inc.	6.250%	3/15/19	200	222
Pitney Bowes Inc.	5.250%	1/15/37	450	472
SAIC Inc.	4.450%	12/1/20	850	878
SAIC Inc.	5.950%	12/1/40	2,550	2,584
Science Applications International Corp.	5.500%	7/1/33	7,370	7,186
Symantec Corp.	2.750%	9/15/15	600	619
Symantec Corp.	2.750%	6/15/17	4,400	4,437
Symantec Corp.	4.200%	9/15/20	7,200	7,409
Symantec Corp.	3.950%	6/15/22	5,925	5,843

63

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Telefonaktiebolaget LM Ericsson	4.125%	5/15/22	5,626	5,479
	Texas Instruments Inc.	0.450%	8/3/15	9,750	9,704
	Texas Instruments Inc.	2.375%	5/16/16	3,425	3,551
	Texas Instruments Inc.	1.650%	8/3/19	9,250	8,845
	Total System Services Inc.	2.375%	6/1/18	1,300	1,257
	Tyco Electronics Group SA	6.550%	10/1/17	45	52
	Tyco Electronics Group SA	3.500%	2/3/22	2,225	2,158
	Tyco Electronics Group SA	7.125%	10/1/37	14,100	16,657
	Verisk Analytics Inc.	4.125%	9/12/22	5,125	5,090
	Xerox Corp.	4.250%	2/15/15	19,875	20,774
	Xerox Corp.	6.400%	3/15/16	8,045	8,991
	Xerox Corp.	6.750%	2/1/17	3,085	3,500
	Xerox Corp.	2.950%	3/15/17	250	253
	Xerox Corp.	6.350%	5/15/18	17,175	19,573
	Xerox Corp.	5.625%	12/15/19	7,575	8,393
	Xerox Corp.	4.500%	5/15/21	5,750	5,952
	Xerox Corp.	6.750%	12/15/39	825	933
	Transportation (0.5%)
3	American Airlines 2009-1A Pass Through Trust	10.375%	1/2/21	3,208	3,417
3	American Airlines 2011-2 Class A Pass Through Trust	8.625%	4/15/23	2,844	3,021
3,6	American Airlines 2013-1 Class A Pass Through Trust	4.000%	1/15/27	780	741
	Burlington Northern Santa Fe LLC	5.650%	5/1/17	4,050	4,602
	Burlington Northern Santa Fe LLC	5.750%	3/15/18	2,767	3,186
	Burlington Northern Santa Fe LLC	4.700%	10/1/19	200	222
	Burlington Northern Santa Fe LLC	3.600%	9/1/20	5,800	6,009
	Burlington Northern Santa Fe LLC	3.450%	9/15/21	3,875	3,882
	Burlington Northern Santa Fe LLC	3.050%	3/15/22	2,850	2,776
	Burlington Northern Santa Fe LLC	3.050%	9/1/22	5,279	5,100
	Burlington Northern Santa Fe LLC	7.000%	12/15/25	6,711	8,462
	Burlington Northern Santa Fe LLC	7.950%	8/15/30	80	105
	Burlington Northern Santa Fe LLC	6.200%	8/15/36	3,450	3,997
	Burlington Northern Santa Fe LLC	6.150%	5/1/37	3,084	3,593
	Burlington Northern Santa Fe LLC	5.750%	5/1/40	6,965	7,775
	Burlington Northern Santa Fe LLC	5.050%	3/1/41	9,725	9,869
	Burlington Northern Santa Fe LLC	5.400%	6/1/41	7,050	7,493
	Burlington Northern Santa Fe LLC	4.950%	9/15/41	1,775	1,767
	Burlington Northern Santa Fe LLC	4.400%	3/15/42	5,893	5,466
	Burlington Northern Santa Fe LLC	4.375%	9/1/42	1,350	1,246
	Canadian National Railway Co.	5.800%	6/1/16	750	851
	Canadian National Railway Co.	1.450%	12/15/16	1,825	1,840
	Canadian National Railway Co.	5.850%	11/15/17	175	203
	Canadian National Railway Co.	5.550%	3/1/19	1,160	1,361
	Canadian National Railway Co.	2.850%	12/15/21	1,075	1,051
	Canadian National Railway Co.	2.250%	11/15/22	8,000	7,541
	Canadian National Railway Co.	6.900%	7/15/28	2,725	3,512
	Canadian National Railway Co.	6.250%	8/1/34	1,625	2,053
	Canadian National Railway Co.	6.200%	6/1/36	2,675	3,316
	Canadian National Railway Co.	6.375%	11/15/37	2,018	2,585
	Canadian National Railway Co.	3.500%	11/15/42	10,925	9,343
	Canadian Pacific Railway Co.	4.450%	3/15/23	4,418	4,618
	Canadian Pacific Railway Co.	7.125%	10/15/31	1,185	1,460
	Canadian Pacific Railway Co.	5.950%	5/15/37	8,093	9,083
	Con-way Inc.	6.700%	5/1/34	4,225	4,257
3	Continental Airlines 1998-1 Class A Pass Through Trust	6.648%	3/15/19		—
3	Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	4/19/22	1,499	1,612
3	Continental Airlines 2009-2 Class A Pass Through Trust	7.250%	5/10/21	1,043	1,207
3	Continental Airlines 2012-1 Class A Pass Through Trust	4.150%	10/11/25	20,725	20,310
3	Continental Airlines 2012-2 Class A Pass Through Trust	4.000%	4/29/26	718	704
	CSX Corp.	6.250%	4/1/15	45	49
	CSX Corp.	7.900%	5/1/17	2,795	3,368
	CSX Corp.	6.250%	3/15/18	2,850	3,355
	CSX Corp.	7.375%	2/1/19	35,100	42,839
	CSX Corp.	4.250%	6/1/21	1,550	1,653

64

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	CSX Corp.	6.000%	10/1/36	5,969	6,730
	CSX Corp.	6.150%	5/1/37	2,335	2,692
	CSX Corp.	6.220%	4/30/40	6,205	7,234
	CSX Corp.	4.750%	5/30/42	5,000	4,809
	CSX Corp.	4.400%	3/1/43	18	17
	CSX Corp.	4.100%	3/15/44	7,300	6,345
3	Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	7,621	8,612
3	Delta Air Lines 2009-1 Class A Pass Through Trust	7.750%	12/17/19	8,142	9,465
3	Delta Air Lines 2010-2 Class A Pass Through Trust	4.950%	5/23/19	3,162	3,360
3	Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	11/7/21	747	785
	FedEx Corp.	2.625%	8/1/22	3,050	2,829
	FedEx Corp.	3.875%	8/1/42	2,000	1,714
3	Hawaiian Airlines 2013-1 Class A Pass Through
	Certificates	3.900%	1/15/26	1,625	1,540
	JB Hunt Transport Services Inc.	3.375%	9/15/15	10,100	10,551
6	Kansas City Southern de Mexico SA de CV	2.350%	5/15/20	400	382
6	Kansas City Southern de Mexico SA de CV	3.000%	5/15/23	4,775	4,487
6	Kansas City Southern Railway	4.300%	5/15/43	3,300	2,970
	Norfolk Southern Corp.	5.257%	9/17/14	45	47
	Norfolk Southern Corp.	5.750%	1/15/16	8,200	9,117
	Norfolk Southern Corp.	7.700%	5/15/17	5,125	6,201
	Norfolk Southern Corp.	5.750%	4/1/18	2,575	2,985
	Norfolk Southern Corp.	5.900%	6/15/19	10,850	12,762
	Norfolk Southern Corp.	3.250%	12/1/21	4,400	4,357
	Norfolk Southern Corp.	3.000%	4/1/22	70	68
	Norfolk Southern Corp.	2.903%	2/15/23	4,518	4,283
	Norfolk Southern Corp.	5.590%	5/17/25	102	116
	Norfolk Southern Corp.	7.800%	5/15/27	4,400	5,629
	Norfolk Southern Corp.	7.250%	2/15/31	4,062	5,247
	Norfolk Southern Corp.	4.837%	10/1/41	11,566	11,470
	Norfolk Southern Corp.	7.900%	5/15/97	400	571
	Norfolk Southern Corp.	6.000%	5/23/2111	9,175	10,094
	Norfolk Southern Railway Co.	9.750%	6/15/20	1,559	2,175
	Ryder System Inc.	3.150%	3/2/15	5,275	5,452
	Ryder System Inc.	7.200%	9/1/15	1,130	1,270
	Ryder System Inc.	3.600%	3/1/16	3,650	3,841
	Ryder System Inc.	5.850%	11/1/16	8,425	9,476
	Ryder System Inc.	3.500%	6/1/17	1,625	1,680
	Ryder System Inc.	2.350%	2/26/19	5,900	5,706
	Southwest Airlines Co.	5.250%	10/1/14	175	183
	Southwest Airlines Co.	5.750%	12/15/16	2,925	3,246
3	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	849	989
	Union Pacific Corp.	5.750%	11/15/17	5	6
	Union Pacific Corp.	5.700%	8/15/18	1,000	1,162
	Union Pacific Corp.	4.000%	2/1/21	200	214
	Union Pacific Corp.	4.163%	7/15/22	30,802	32,676
	Union Pacific Corp.	6.625%	2/1/29	2,205	2,774
	Union Pacific Corp.	5.780%	7/15/40	5,175	5,998
	Union Pacific Corp.	4.750%	9/15/41	7,325	7,403
	Union Pacific Corp.	4.250%	4/15/43	1,000	953
3	Union Pacific Railroad Co. 2007-3 Pass Through Trust	6.176%	1/2/31	1,198	1,424
3	UAL 2009-2A Pass Through Trust	9.750%	7/15/18	839	965
	United Parcel Service Inc.	3.875%	4/1/14	10,175	10,429
	United Parcel Service Inc.	1.125%	10/1/17	2,500	2,448
	United Parcel Service Inc.	5.500%	1/15/18	2,395	2,759
	United Parcel Service Inc.	5.125%	4/1/19	5,100	5,875
	United Parcel Service Inc.	3.125%	1/15/21	24,160	24,483
	United Parcel Service Inc.	2.450%	10/1/22	2,890	2,730
	United Parcel Service Inc.	6.200%	1/15/38	5,000	6,169
	United Parcel Service Inc.	3.625%	10/1/42	5,268	4,639
	United Parcel Service of America Inc.	8.375%	4/1/20	10	13
3	US Airways Inc. 2012-1 Class A Pass Through Trust	5.900%	4/1/26	100	105
3	US Airways Inc. 2012-2 Class A Pass Through Trust	4.625%	12/3/26	1,675	1,650

65

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 US Airways Inc. 2013-1 Class A Pass Through Trust	3.950%	5/15/27	1,725	1,660
				13,922,255
Utilities (2.6%)
Electric (1.7%)
AEP Texas Central Co.	6.650%	2/15/33	2,675	3,094
Alabama Power Co.	6.125%	5/15/38	18	22
Alabama Power Co.	6.000%	3/1/39	45	53
Alabama Power Co.	5.200%	6/1/41	2,800	2,993
Alabama Power Co.	4.100%	1/15/42	4,875	4,453
Alabama Power Co.	3.850%	12/1/42	1,250	1,103
Ameren Corp.	8.875%	5/15/14	1,000	1,065
Ameren Illinois Co.	6.125%	11/15/17	1,300	1,513
Ameren Illinois Co.	2.700%	9/1/22	5,231	4,970
American Electric Power Co. Inc.	1.650%	12/15/17	4,975	4,842
American Electric Power Co. Inc.	2.950%	12/15/22	4,350	4,057
Appalachian Power Co.	3.400%	5/24/15	5,250	5,458
Appalachian Power Co.	7.950%	1/15/20	350	445
Appalachian Power Co.	4.600%	3/30/21	4,025	4,324
Appalachian Power Co.	5.800%	10/1/35	1,475	1,617
Appalachian Power Co.	6.375%	4/1/36	2,800	3,207
Arizona Public Service Co.	4.650%	5/15/15	3,140	3,344
Arizona Public Service Co.	8.750%	3/1/19	1,300	1,678
Arizona Public Service Co.	5.500%	9/1/35	3,580	3,924
Arizona Public Service Co.	4.500%	4/1/42	6,618	6,419
Atlantic City Electric Co.	7.750%	11/15/18	4,225	5,375
Baltimore Gas & Electric Co.	5.900%	10/1/16	3,525	3,996
Baltimore Gas & Electric Co.	3.500%	11/15/21	1,700	1,707
Baltimore Gas & Electric Co.	3.350%	7/1/23	2,400	2,335
Baltimore Gas & Electric Co.	6.350%	10/1/36	643	773
CenterPoint Energy Houston Electric LLC	2.250%	8/1/22	6,500	5,985
CenterPoint Energy Houston Electric LLC	6.950%	3/15/33	300	392
CenterPoint Energy Houston Electric LLC	3.550%	8/1/42	11,220	9,812
CenterPoint Energy Inc.	6.500%	5/1/18	70	83
Cleco Power LLC	6.500%	12/1/35	4,300	4,984
Cleco Power LLC	6.000%	12/1/40	4,075	4,561
Cleveland Electric Illuminating Co.	5.700%	4/1/17	25	28
Cleveland Electric Illuminating Co.	7.880%	11/1/17	2,692	3,261
Cleveland Electric Illuminating Co.	5.500%	8/15/24	4,515	5,059
CMS Energy Corp.	6.250%	2/1/20	3,476	4,059
CMS Energy Corp.	4.700%	3/31/43	5,300	4,810
Commonwealth Edison Co.	5.950%	8/15/16	11,630	13,236
Commonwealth Edison Co.	6.150%	9/15/17	13,670	15,970
Commonwealth Edison Co.	5.800%	3/15/18	2,985	3,469
Commonwealth Edison Co.	4.000%	8/1/20	2,175	2,328
Commonwealth Edison Co.	3.400%	9/1/21	3,000	3,068
Commonwealth Edison Co.	5.875%	2/1/33	590	680
Commonwealth Edison Co.	5.900%	3/15/36	3,086	3,608
Commonwealth Edison Co.	6.450%	1/15/38	9,223	11,557
Connecticut Light & Power Co.	2.500%	1/15/23	5,925	5,533
Connecticut Light & Power Co.	6.350%	6/1/36	5,100	6,372
Consolidated Edison Co. of New York Inc.	5.375%	12/15/15	1,400	1,545
Consolidated Edison Co. of New York Inc.	5.500%	9/15/16	5,675	6,398
Consolidated Edison Co. of New York Inc.	5.850%	4/1/18	500	586
Consolidated Edison Co. of New York Inc.	6.650%	4/1/19	13,175	16,071
Consolidated Edison Co. of New York Inc.	5.300%	3/1/35	6,100	6,698
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	11,165	13,029
Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	3,020	3,637
Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	1,080	1,402
Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	50	56
Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	5,725	6,613
Consolidated Edison Co. of New York Inc.	4.200%	3/15/42	18	17
Consolidated Natural Gas Co.	5.000%	12/1/14	4,725	4,984
Constellation Energy Group Inc.	4.550%	6/15/15	8,636	9,192

66

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Constellation Energy Group Inc.	5.150%	12/1/20	4,563	4,990
	Consumers Energy Co.	5.500%	8/15/16	1,800	2,036
	Consumers Energy Co.	6.125%	3/15/19	9,550	11,448
	Consumers Energy Co.	6.700%	9/15/19	5,000	6,207
	Consumers Energy Co.	2.850%	5/15/22	8,725	8,467
	Consumers Energy Co.	3.950%	5/15/43	3,425	3,180
	Delmarva Power & Light Co.	4.000%	6/1/42	225	211
	Dominion Resources Inc.	5.150%	7/15/15	16,518	17,877
	Dominion Resources Inc.	2.250%	9/1/15	2,880	2,957
	Dominion Resources Inc.	1.950%	8/15/16	5,450	5,535
	Dominion Resources Inc.	6.000%	11/30/17	4,625	5,371
	Dominion Resources Inc.	6.400%	6/15/18	290	344
	Dominion Resources Inc.	8.875%	1/15/19	430	561
	Dominion Resources Inc.	4.450%	3/15/21	18,025	19,506
	Dominion Resources Inc.	6.300%	3/15/33	8,175	9,806
	Dominion Resources Inc.	5.250%	8/1/33	2,195	2,402
	Dominion Resources Inc.	5.950%	6/15/35	8,785	10,172
	Dominion Resources Inc.	4.900%	8/1/41	2,195	2,225
	Dominion Resources Inc.	4.050%	9/15/42	675	596
3	Dominion Resources Inc.	7.500%	6/30/66	3,775	4,115
	DTE Electric Co.	3.450%	10/1/20	1,700	1,775
	DTE Electric Co.	3.900%	6/1/21	1,575	1,668
	DTE Electric Co.	2.650%	6/15/22	2,300	2,187
	DTE Electric Co.	5.700%	10/1/37	960	1,124
	DTE Electric Co.	3.950%	6/15/42	7,835	7,152
	DTE Electric Co.	4.000%	4/1/43	6,375	5,953
	DTE Energy Co.	6.375%	4/15/33	4,325	5,018
	Duke Energy Carolinas LLC	4.300%	6/15/20	5,700	6,193
	Duke Energy Carolinas LLC	6.000%	12/1/28	4,670	5,202
	Duke Energy Carolinas LLC	6.450%	10/15/32	1,575	1,926
	Duke Energy Carolinas LLC	6.100%	6/1/37	10,245	11,884
	Duke Energy Carolinas LLC	6.000%	1/15/38	5,676	6,734
	Duke Energy Carolinas LLC	6.050%	4/15/38	3,205	3,823
	Duke Energy Carolinas LLC	5.300%	2/15/40	3,275	3,576
	Duke Energy Carolinas LLC	4.250%	12/15/41	5,000	4,746
	Duke Energy Carolinas LLC	4.000%	9/30/42	370	334
	Duke Energy Corp.	3.950%	9/15/14	3,825	3,967
	Duke Energy Corp.	3.350%	4/1/15	6,575	6,853
	Duke Energy Corp.	2.150%	11/15/16	9,075	9,269
	Duke Energy Corp.	1.625%	8/15/17	7,925	7,778
	Duke Energy Corp.	5.050%	9/15/19	11,200	12,492
	Duke Energy Corp.	3.550%	9/15/21	4,100	4,092
	Duke Energy Corp.	3.050%	8/15/22	3,900	3,718
	Duke Energy Florida Inc.	5.650%	6/15/18	3,100	3,592
	Duke Energy Florida Inc.	6.350%	9/15/37	10,725	13,122
	Duke Energy Florida Inc.	6.400%	6/15/38	7,200	8,828
	Duke Energy Florida Inc.	5.650%	4/1/40	1,000	1,139
	Duke Energy Indiana Inc.	6.050%	6/15/16	325	368
	Duke Energy Indiana Inc.	6.120%	10/15/35	1,093	1,221
	Duke Energy Indiana Inc.	6.350%	8/15/38	8,100	9,852
	Duke Energy Indiana Inc.	6.450%	4/1/39	925	1,146
	Duke Energy Indiana Inc.	4.200%	3/15/42	2,875	2,607
	Duke Energy Ohio Inc.	5.450%	4/1/19	908	1,046
	Duke Energy Progress Inc.	5.300%	1/15/19	36,350	41,749
	DUKE ENERGY PROGRESS INC.	3.000%	9/15/21	6,000	5,963
	Duke Energy Progress Inc.	6.300%	4/1/38	5,599	6,919
	Duke Energy Progress Inc.	4.100%	5/15/42	18	17
	Duke Energy Progress Inc.	4.100%	3/15/43	400	367
	El Paso Electric Co.	6.000%	5/15/35	1,725	1,885
	Enersis SA	7.375%	1/15/14	1,000	1,033
	Entergy Arkansas Inc.	3.750%	2/15/21	10,200	10,635
	Entergy Corp.	4.700%	1/15/17	3,125	3,307
	Entergy Gulf States Louisiana LLC	6.000%	5/1/18	8,675	9,834
	Entergy Gulf States Louisiana LLC	5.590%	10/1/24	1,387	1,587

67

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Entergy Louisiana LLC	1.875%	12/15/14	1,900	1,928
	Entergy Louisiana LLC	5.400%	11/1/24	1,825	2,080
	Entergy Mississippi Inc.	3.100%	7/1/23	1,645	1,561
	Entergy Texas Inc.	7.125%	2/1/19	7,225	8,628
	Exelon Corp.	4.900%	6/15/15	7,000	7,484
	Exelon Corp.	5.625%	6/15/35	1,805	1,864
	Exelon Generation Co. LLC	6.200%	10/1/17	5,255	6,016
	Exelon Generation Co. LLC	5.200%	10/1/19	20	22
	Exelon Generation Co. LLC	4.000%	10/1/20	9,875	10,014
	Exelon Generation Co. LLC	4.250%	6/15/22	12,138	12,218
	Exelon Generation Co. LLC	6.250%	10/1/39	1,193	1,307
	Exelon Generation Co. LLC	5.750%	10/1/41	225	231
	Exelon Generation Co. LLC	5.600%	6/15/42	3,276	3,285
	FirstEnergy Corp.	7.375%	11/15/31	9,775	10,326
	FirstEnergy Solutions Corp.	6.800%	8/15/39	1,693	1,851
	Florida Power & Light Co.	5.550%	11/1/17	670	774
	Florida Power & Light Co.	2.750%	6/1/23	7,625	7,282
	Florida Power & Light Co.	5.950%	10/1/33	225	274
	Florida Power & Light Co.	5.625%	4/1/34	3,870	4,504
	Florida Power & Light Co.	4.950%	6/1/35	560	609
	Florida Power & Light Co.	5.400%	9/1/35	5,650	6,392
	Florida Power & Light Co.	6.200%	6/1/36	4,900	6,058
	Florida Power & Light Co.	5.650%	2/1/37	4,460	5,221
	Florida Power & Light Co.	5.850%	5/1/37	1,675	2,003
	Florida Power & Light Co.	5.950%	2/1/38	10,150	12,289
	Florida Power & Light Co.	5.960%	4/1/39	1,175	1,429
	Florida Power & Light Co.	4.125%	2/1/42	10,150	9,713
	Georgia Power Co.	0.750%	8/10/15	10,675	10,664
	Georgia Power Co.	3.000%	4/15/16	3,400	3,559
	Georgia Power Co.	5.700%	6/1/17	16,444	18,986
	Georgia Power Co.	4.250%	12/1/19	20	22
	Georgia Power Co.	2.850%	5/15/22	8,650	8,297
	Georgia Power Co.	5.650%	3/1/37	325	358
	Georgia Power Co.	5.950%	2/1/39	2,000	2,310
	Georgia Power Co.	5.400%	6/1/40	4,000	4,322
	Georgia Power Co.	4.750%	9/1/40	4,400	4,373
	Georgia Power Co.	4.300%	3/15/42	6,070	5,599
	Great Plains Energy Inc.	4.850%	6/1/21	1,200	1,276
	Iberdrola International BV	6.750%	7/15/36	3,675	3,837
	Indiana Michigan Power Co.	7.000%	3/15/19	625	750
	Indiana Michigan Power Co.	3.200%	3/15/23	7,325	7,008
	Indiana Michigan Power Co.	6.050%	3/15/37	7,250	8,030
3	Integrys Energy Group Inc.	6.110%	12/1/66	4,990	5,215
	Interstate Power & Light Co.	6.250%	7/15/39	3,175	3,920
	ITC Holdings Corp.	4.050%	7/1/23	2,925	2,929
	ITC Holdings Corp.	5.300%	7/1/43	2,875	2,883
	Jersey Central Power & Light Co.	5.625%	5/1/16	8,700	9,653
	Jersey Central Power & Light Co.	5.650%	6/1/17	4,600	5,141
	Jersey Central Power & Light Co.	6.150%	6/1/37	5,650	6,312
3	John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	2,566	2,694
	Kansas City Power & Light Co.	7.150%	4/1/19	500	619
	Kansas City Power & Light Co.	6.050%	11/15/35	1,725	1,972
	Kansas City Power & Light Co.	5.300%	10/1/41	5,493	5,639
3	Kansas Gas & Electric Co.	5.647%	3/29/21	126	132
	Kentucky Utilities Co.	1.625%	11/1/15	4,850	4,932
	Kentucky Utilities Co.	3.250%	11/1/20	3,550	3,661
	Kentucky Utilities Co.	5.125%	11/1/40	2,955	3,209
	LG&E & KU Energy LLC	2.125%	11/15/15	2,800	2,864
	LG&E & KU Energy LLC	3.750%	11/15/20	3,655	3,724
	Louisville Gas & Electric Co.	5.125%	11/15/40	2,075	2,285
	Metropolitan Edison Co.	7.700%	1/15/19	5,236	6,444
	MidAmerican Energy Co.	5.950%	7/15/17	1,825	2,112
	MidAmerican Energy Co.	5.300%	3/15/18	450	514
	MidAmerican Energy Co.	6.750%	12/30/31	9,000	11,287

68

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	MidAmerican Energy Co.	5.750%	11/1/35	1,400	1,604
	MidAmerican Energy Co.	5.800%	10/15/36	275	315
	MidAmerican Energy Holdings Co.	5.750%	4/1/18	13,125	15,209
	MidAmerican Energy Holdings Co.	8.480%	9/15/28	1,055	1,405
	MidAmerican Energy Holdings Co.	6.125%	4/1/36	26,394	30,006
	MidAmerican Energy Holdings Co.	5.950%	5/15/37	9,250	10,258
	MidAmerican Energy Holdings Co.	6.500%	9/15/37	2,455	2,906
	Mississippi Power Co.	4.250%	3/15/42	7,775	7,033
	National Rural Utilities Cooperative Finance Corp.	1.000%	2/2/15	200	201
	National Rural Utilities Cooperative Finance Corp.	3.875%	9/16/15	6,750	7,198
	National Rural Utilities Cooperative Finance Corp.	5.450%	4/10/17	4,600	5,188
	National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	11,585	13,360
	National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	21,280	29,491
	National Rural Utilities Cooperative Finance Corp.	8.000%	3/1/32	2,423	3,360
	National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	3,057	2,977
3	National Rural Utilities Cooperative Finance Corp.	4.750%	4/30/43	1,500	1,466
	Nevada Power Co.	6.500%	5/15/18	3,592	4,285
	Nevada Power Co.	7.125%	3/15/19	16,965	21,001
	Nevada Power Co.	6.650%	4/1/36	500	630
	Nevada Power Co.	6.750%	7/1/37	6,672	8,547
	Nevada Power Co.	5.375%	9/15/40	3,905	4,307
	Nevada Power Co.	5.450%	5/15/41	900	1,015
	NextEra Energy Capital Holdings Inc.	2.600%	9/1/15	2,000	2,060
	NextEra Energy Capital Holdings Inc.	7.875%	12/15/15	825	955
	NextEra Energy Capital Holdings Inc.	6.000%	3/1/19	20,650	23,706
	NextEra Energy Capital Holdings Inc.	3.625%	6/15/23	5,825	5,603
3	NextEra Energy Capital Holdings Inc.	6.350%	10/1/66	2,175	2,251
3	NextEra Energy Capital Holdings Inc.	6.650%	6/15/67	2,750	2,874
	Northern States Power Co.	1.950%	8/15/15	2,225	2,273
	Northern States Power Co.	5.250%	3/1/18	1,875	2,148
	Northern States Power Co.	5.250%	7/15/35	325	360
	Northern States Power Co.	6.250%	6/1/36	1,670	2,068
	Northern States Power Co.	6.200%	7/1/37	5,443	6,764
	Northern States Power Co.	5.350%	11/1/39	9,296	10,663
	Northern States Power Co.	4.850%	8/15/40	525	551
	Northern States Power Co.	3.400%	8/15/42	18	15
	NSTAR Electric Co.	5.625%	11/15/17	5,350	6,146
	NSTAR Electric Co.	2.375%	10/15/22	6,200	5,714
	NSTAR Electric Co.	5.500%	3/15/40	2,950	3,335
	NSTAR LLC	4.500%	11/15/19	6,535	7,240
	Oglethorpe Power Corp.	5.950%	11/1/39	1,700	1,927
	Oglethorpe Power Corp.	5.375%	11/1/40	4,800	5,110
	Oglethorpe Power Corp.	5.250%	9/1/50	18	18
	Ohio Edison Co.	6.400%	7/15/16	3,800	4,340
	Ohio Power Co.	6.000%	6/1/16	3,275	3,688
	Ohio Power Co.	5.375%	10/1/21	1,200	1,384
	Ohio Power Co.	6.600%	2/15/33	1,500	1,775
	Ohio Power Co.	5.850%	10/1/35	5,468	6,182
	Oklahoma Gas & Electric Co.	5.850%	6/1/40	2,925	3,405
	Oklahoma Gas & Electric Co.	3.900%	5/1/43	2,000	1,789
	Oncor Electric Delivery Co. LLC	6.375%	1/15/15	7,340	7,928
	Oncor Electric Delivery Co. LLC	6.800%	9/1/18	3,325	4,014
	Oncor Electric Delivery Co. LLC	4.100%	6/1/22	1,750	1,813
	Oncor Electric Delivery Co. LLC	7.000%	9/1/22	5,336	6,588
	Oncor Electric Delivery Co. LLC	7.000%	5/1/32	2,600	3,273
	Oncor Electric Delivery Co. LLC	7.250%	1/15/33	3,680	4,737
	Oncor Electric Delivery Co. LLC	7.500%	9/1/38	1,105	1,502
	Oncor Electric Delivery Co. LLC	5.250%	9/30/40	325	347
	Oncor Electric Delivery Co. LLC	5.300%	6/1/42	425	455
	Pacific Gas & Electric Co.	5.625%	11/30/17	11,980	13,844
	Pacific Gas & Electric Co.	3.500%	10/1/20	19,650	20,368
	Pacific Gas & Electric Co.	4.250%	5/15/21	4,650	4,975
	Pacific Gas & Electric Co.	3.250%	6/15/23	9,000	8,830
	Pacific Gas & Electric Co.	6.050%	3/1/34	26,467	30,883

69

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pacific Gas & Electric Co.	5.800%	3/1/37	17,770	20,154
Pacific Gas & Electric Co.	6.350%	2/15/38	1,800	2,203
Pacific Gas & Electric Co.	6.250%	3/1/39	3,825	4,606
Pacific Gas & Electric Co.	5.400%	1/15/40	10	11
Pacific Gas & Electric Co.	4.450%	4/15/42	18	17
Pacific Gas & Electric Co.	3.750%	8/15/42	45	39
Pacific Gas & Electric Co.	4.600%	6/15/43	9,075	9,044
PacifiCorp	7.700%	11/15/31	1,174	1,607
PacifiCorp	5.250%	6/15/35	100	108
PacifiCorp	5.750%	4/1/37	150	173
PacifiCorp	6.250%	10/15/37	8,625	10,561
PacifiCorp	6.000%	1/15/39	2,025	2,417
PacifiCorp	4.100%	2/1/42	4,825	4,479
Peco Energy Co.	5.350%	3/1/18	675	772
Peco Energy Co.	2.375%	9/15/22	2,925	2,715
Pennsylvania Electric Co.	6.050%	9/1/17	3,426	3,864
Pennsylvania Electric Co.	5.200%	4/1/20	10,400	11,339
Pennsylvania Electric Co.	6.150%	10/1/38	10,400	11,512
Pepco Holdings Inc.	2.700%	10/1/15	150	154
Potomac Electric Power Co.	6.500%	11/15/37	7,907	10,025
PPL Capital Funding Inc.	1.900%	6/1/18	1,225	1,203
PPL Capital Funding Inc.	3.400%	6/1/23	5,200	4,928
PPL Capital Funding Inc.	4.700%	6/1/43	2,350	2,149
PPL Electric Utilities Corp.	3.000%	9/15/21	1,075	1,072
PPL Electric Utilities Corp.	6.250%	5/15/39	5,552	6,784
PPL Electric Utilities Corp.	5.200%	7/15/41	3,170	3,478
PPL Energy Supply LLC	5.400%	8/15/14	820	860
PPL Energy Supply LLC	6.200%	5/15/16	1,545	1,718
PPL Energy Supply LLC	6.500%	5/1/18	8,025	9,284
PPL Energy Supply LLC	4.600%	12/15/21	2,825	2,883
Progress Energy Inc.	4.875%	12/1/19	2,475	2,731
Progress Energy Inc.	4.400%	1/15/21	5,250	5,541
Progress Energy Inc.	7.750%	3/1/31	1,635	2,128
Progress Energy Inc.	7.000%	10/30/31	500	610
Progress Energy Inc.	6.000%	12/1/39	6,720	7,507
PSEG Power LLC	5.500%	12/1/15	14,240	15,666
PSEG Power LLC	2.750%	9/15/16	4,400	4,544
PSEG Power LLC	5.125%	4/15/20	1,276	1,398
PSEG Power LLC	4.150%	9/15/21	4,269	4,396
PSEG Power LLC	8.625%	4/15/31	350	485
Public Service Co. of Colorado	5.800%	8/1/18	1,475	1,742
Public Service Co. of Colorado	5.125%	6/1/19	9,725	11,226
Public Service Co. of Colorado	3.200%	11/15/20	4,100	4,193
Public Service Co. of Colorado	2.250%	9/15/22	3,150	2,897
Public Service Co. of Colorado	6.250%	9/1/37	2,325	2,932
Public Service Co. of Colorado	4.750%	8/15/41	2,925	3,074
Public Service Co. of Colorado	3.600%	9/15/42	11,100	9,564
Public Service Co. of Oklahoma	5.150%	12/1/19	100	114
Public Service Co. of Oklahoma	6.625%	11/15/37	4,675	5,662
Public Service Electric & Gas Co.	0.850%	8/15/14	2,500	2,508
Public Service Electric & Gas Co.	2.700%	5/1/15	3,300	3,413
Public Service Electric & Gas Co.	3.500%	8/15/20	500	524
Public Service Electric & Gas Co.	5.700%	12/1/36	3,000	3,537
Public Service Electric & Gas Co.	5.800%	5/1/37	4,600	5,483
Public Service Electric & Gas Co.	5.375%	11/1/39	5,772	6,555
Public Service Electric & Gas Co.	3.950%	5/1/42	14,575	13,485
Public Service Electric & Gas Co.	3.650%	9/1/42	650	572
Public Service Electric & Gas Co.	3.800%	1/1/43	18	16
Puget Sound Energy Inc.	7.020%	12/1/27	875	1,130
Puget Sound Energy Inc.	5.483%	6/1/35	805	917
Puget Sound Energy Inc.	6.274%	3/15/37	5,175	6,390
Puget Sound Energy Inc.	5.757%	10/1/39	2,675	3,107
Puget Sound Energy Inc.	5.795%	3/15/40	1,535	1,820
Puget Sound Energy Inc.	5.764%	7/15/40	1,700	1,998

70

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Puget Sound Energy Inc.	5.638%	4/15/41	2,718	3,143
Puget Sound Energy Inc.	4.434%	11/15/41	3,900	3,834
San Diego Gas & Electric Co.	5.300%	11/15/15	2,100	2,316
San Diego Gas & Electric Co.	5.350%	5/15/35	1,200	1,372
San Diego Gas & Electric Co.	6.125%	9/15/37	18	22
San Diego Gas & Electric Co.	6.000%	6/1/39	755	927
San Diego Gas & Electric Co.	5.350%	5/15/40	10	12
San Diego Gas & Electric Co.	4.500%	8/15/40	2,450	2,504
San Diego Gas & Electric Co.	3.950%	11/15/41	8,475	7,911
San Diego Gas & Electric Co.	4.300%	4/1/42	45	45
SCANA Corp.	4.750%	5/15/21	2,675	2,840
SCANA Corp.	4.125%	2/1/22	1,075	1,057
Scottish Power Ltd.	5.375%	3/15/15	4,025	4,280
Scottish Power Ltd.	5.810%	3/15/25	900	946
Sierra Pacific Power Co.	6.000%	5/15/16	4,925	5,576
Sierra Pacific Power Co.	6.750%	7/1/37	4,250	5,459
South Carolina Electric & Gas Co.	6.500%	11/1/18	1,710	2,075
South Carolina Electric & Gas Co.	6.625%	2/1/32	5,825	7,220
South Carolina Electric & Gas Co.	5.300%	5/15/33	243	261
South Carolina Electric & Gas Co.	6.050%	1/15/38	4,300	5,069
South Carolina Electric & Gas Co.	5.450%	2/1/41	4,200	4,594
South Carolina Electric & Gas Co.	4.350%	2/1/42	6,418	6,056
South Carolina Electric & Gas Co.	4.600%	6/15/43	4,175	4,075
Southern California Edison Co.	4.650%	4/1/15	3,600	3,838
Southern California Edison Co.	5.000%	1/15/16	1,175	1,290
Southern California Edison Co.	3.875%	6/1/21	26,875	28,450
Southern California Edison Co.	6.650%	4/1/29	2,056	2,485
Southern California Edison Co.	6.000%	1/15/34	5,985	7,243
Southern California Edison Co.	5.750%	4/1/35	943	1,114
Southern California Edison Co.	5.350%	7/15/35	4,400	4,972
Southern California Edison Co.	5.550%	1/15/36	1,400	1,596
Southern California Edison Co.	5.625%	2/1/36	6,925	7,967
Southern California Edison Co.	5.550%	1/15/37	6,975	8,030
Southern California Edison Co.	5.950%	2/1/38	463	561
Southern California Edison Co.	6.050%	3/15/39	10	12
Southern California Edison Co.	5.500%	3/15/40	18	21
Southern California Edison Co.	4.500%	9/1/40	5,075	5,114
Southern California Edison Co.	3.900%	12/1/41	300	277
Southern Co.	4.150%	5/15/14	3,850	3,967
Southern Co.	2.375%	9/15/15	2,000	2,060
Southern Power Co.	4.875%	7/15/15	2,450	2,632
Southern Power Co.	5.150%	9/15/41	11,090	11,237
Southwestern Electric Power Co.	5.550%	1/15/17	400	443
Southwestern Electric Power Co.	5.875%	3/1/18	1,167	1,320
Southwestern Electric Power Co.	6.450%	1/15/19	3,625	4,215
Southwestern Electric Power Co.	3.550%	2/15/22	1,850	1,806
Southwestern Electric Power Co.	6.200%	3/15/40	2,495	2,817
Southwestern Public Service Co.	4.500%	8/15/41	1,425	1,387
Tampa Electric Co.	6.100%	5/15/18	275	327
Tampa Electric Co.	5.400%	5/15/21	2,262	2,635
Tampa Electric Co.	2.600%	9/15/22	3,025	2,836
Tampa Electric Co.	6.550%	5/15/36	3,000	3,738
Tampa Electric Co.	4.100%	6/15/42	2,050	1,874
TECO Finance Inc.	4.000%	3/15/16	2,650	2,818
TECO Finance Inc.	6.572%	11/1/17	2,200	2,531
TECO Finance Inc.	5.150%	3/15/20	2,475	2,735
Toledo Edison Co.	6.150%	5/15/37	6,525	7,337
TransAlta Corp.	4.750%	1/15/15	1,575	1,646
TransAlta Corp.	6.650%	5/15/18	1,325	1,511
TransAlta Corp.	6.500%	3/15/40	650	643
Tucson Electric Power Co.	5.150%	11/15/21	2,125	2,304
UIL Holdings Corp.	4.625%	10/1/20	1,650	1,710
Union Electric Co.	6.400%	6/15/17	20	23
Union Electric Co.	6.700%	2/1/19	5,016	6,113

71

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Union Electric Co.	5.300%	8/1/37	3,325	3,750
	Union Electric Co.	8.450%	3/15/39	1,725	2,716
	Union Electric Co.	3.900%	9/15/42	2,225	2,029
	Virginia Electric & Power Co.	5.400%	1/15/16	1,320	1,464
	Virginia Electric & Power Co.	5.400%	4/30/18	3,170	3,659
	Virginia Electric & Power Co.	5.000%	6/30/19	3,500	4,021
	Virginia Electric & Power Co.	2.950%	1/15/22	2,975	2,938
	Virginia Electric & Power Co.	3.450%	9/1/22	250	253
	Virginia Electric & Power Co.	6.000%	1/15/36	5,575	6,644
	Virginia Electric & Power Co.	6.000%	5/15/37	2,800	3,382
	Virginia Electric & Power Co.	6.350%	11/30/37	3,450	4,312
	Virginia Electric & Power Co.	8.875%	11/15/38	28	43
	Virginia Electric & Power Co.	4.000%	1/15/43	3,593	3,317
	Westar Energy Inc.	4.125%	3/1/42	8,318	7,907
	Westar Energy Inc.	4.100%	4/1/43	3,275	3,139
	Western Massachusetts Electric Co.	3.500%	9/15/21	2,650	2,683
	Wisconsin Electric Power Co.	4.250%	12/15/19	4,600	5,055
	Wisconsin Electric Power Co.	2.950%	9/15/21	2,500	2,499
	Wisconsin Electric Power Co.	5.625%	5/15/33	1,025	1,193
	Wisconsin Electric Power Co.	5.700%	12/1/36	1,250	1,474
	Wisconsin Electric Power Co.	3.650%	12/15/42	418	369
3	Wisconsin Energy Corp.	6.250%	5/15/67	15,675	16,459
	Wisconsin Power & Light Co.	2.250%	11/15/22	3,075	2,820
	Wisconsin Power & Light Co.	6.375%	8/15/37	4,810	6,021
	Wisconsin Public Service Corp.	3.671%	12/1/42	1,625	1,443
	Xcel Energy Inc.	0.750%	5/9/16	6,250	6,188
	Xcel Energy Inc.	5.613%	4/1/17	592	665
	Xcel Energy Inc.	4.700%	5/15/20	1,000	1,096
	Xcel Energy Inc.	6.500%	7/1/36	3,065	3,771
	Natural Gas (0.9%)
	AGL Capital Corp.	5.250%	8/15/19	800	913
	AGL Capital Corp.	3.500%	9/15/21	5,845	6,011
	AGL Capital Corp.	5.875%	3/15/41	3,310	3,768
	AGL Capital Corp.	4.400%	6/1/43	3,675	3,404
	Atmos Energy Corp.	4.950%	10/15/14	1,925	2,026
	Atmos Energy Corp.	8.500%	3/15/19	1,850	2,400
	Atmos Energy Corp.	5.500%	6/15/41	10,450	11,397
	Atmos Energy Corp.	4.150%	1/15/43	9,250	8,427
	Boardwalk Pipelines LP	5.500%	2/1/17	3,725	4,112
	Boardwalk Pipelines LP	3.375%	2/1/23	5,025	4,620
	British Transco Finance Inc.	6.625%	6/1/18	2,305	2,737
	Buckeye Partners LP	6.050%	1/15/18	360	406
	Buckeye Partners LP	4.150%	7/1/23	3,075	3,002
	CenterPoint Energy Resources Corp.	6.150%	5/1/16	1,350	1,517
	CenterPoint Energy Resources Corp.	4.500%	1/15/21	4,226	4,610
	CenterPoint Energy Resources Corp.	5.850%	1/15/41	7,850	9,141
	DCP Midstream LLC	8.125%	8/16/30	530	657
	DCP Midstream Operating LP	3.250%	10/1/15	3,325	3,446
	DCP Midstream Operating LP	2.500%	12/1/17	1,675	1,656
	DCP Midstream Operating LP	4.950%	4/1/22	1,650	1,693
	DCP Midstream Operating LP	3.875%	3/15/23	4,150	3,899
	El Paso Natural Gas Co. LLC	5.950%	4/15/17	12,980	14,653
	El Paso Natural Gas Co. LLC	8.625%	1/15/22	6,755	8,653
	El Paso Natural Gas Co. LLC	8.375%	6/15/32	1,050	1,368
	El Paso Pipeline Partners Operating Co. LLC	6.500%	4/1/20	2,200	2,547
	El Paso Pipeline Partners Operating Co. LLC	5.000%	10/1/21	9,400	10,050
	El Paso Pipeline Partners Operating Co. LLC	7.500%	11/15/40	6,275	7,737
	El Paso Pipeline Partners Operating Co. LLC	4.700%	11/1/42	8,700	7,842
	Enbridge Energy Partners LP	6.500%	4/15/18	6,583	7,626
	Enbridge Energy Partners LP	9.875%	3/1/19	7,975	10,399
	Enbridge Energy Partners LP	7.500%	4/15/38	12,545	15,009
	Enbridge Energy Partners LP	5.500%	9/15/40	43	42
	Enbridge Inc.	5.800%	6/15/14	175	183

72

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Enbridge Inc.	4.900%	3/1/15	125	133
	Enbridge Inc.	5.600%	4/1/17	3,825	4,292
	Energy Transfer Partners LP	5.950%	2/1/15	8,475	9,096
	Energy Transfer Partners LP	6.700%	7/1/18	340	400
	Energy Transfer Partners LP	9.000%	4/15/19	35,063	44,434
	Energy Transfer Partners LP	4.650%	6/1/21	2,150	2,209
	Energy Transfer Partners LP	5.200%	2/1/22	6,650	7,019
	Energy Transfer Partners LP	3.600%	2/1/23	45	42
6	Energy Transfer Partners LP	7.600%	2/1/24	3,853	4,712
6	Energy Transfer Partners LP	8.250%	11/15/29	10	12
	Energy Transfer Partners LP	6.625%	10/15/36	2,205	2,370
	Energy Transfer Partners LP	7.500%	7/1/38	2,590	3,004
	Energy Transfer Partners LP	6.050%	6/1/41	2,550	2,581
	Energy Transfer Partners LP	6.500%	2/1/42	6,940	7,371
7	Enron Corp.	7.625%	9/10/04	1,600	—
7	Enron Corp.	6.625%	11/15/05	1,075	—
7	Enron Corp.	7.125%	5/15/07	6,846	1
7	Enron Corp.	6.875%	10/15/07	6,700	1
7	Enron Corp.	6.750%	8/1/09	5,145	1
	Enterprise Products Operating LLC	5.600%	10/15/14	1,100	1,164
	Enterprise Products Operating LLC	5.000%	3/1/15	3,185	3,387
	Enterprise Products Operating LLC	6.300%	9/15/17	13,000	15,112
	Enterprise Products Operating LLC	6.650%	4/15/18	5,450	6,505
	Enterprise Products Operating LLC	6.500%	1/31/19	6,429	7,639
	Enterprise Products Operating LLC	5.250%	1/31/20	55	61
	Enterprise Products Operating LLC	5.200%	9/1/20	160	178
	Enterprise Products Operating LLC	4.050%	2/15/22	175	180
	Enterprise Products Operating LLC	3.350%	3/15/23	8,450	8,080
	Enterprise Products Operating LLC	6.875%	3/1/33	5,393	6,392
	Enterprise Products Operating LLC	6.650%	10/15/34	5,825	6,738
	Enterprise Products Operating LLC	5.750%	3/1/35	4,700	4,939
	Enterprise Products Operating LLC	7.550%	4/15/38	2,943	3,734
	Enterprise Products Operating LLC	6.125%	10/15/39	5,160	5,620
	Enterprise Products Operating LLC	6.450%	9/1/40	743	841
	Enterprise Products Operating LLC	5.950%	2/1/41	690	750
	Enterprise Products Operating LLC	5.700%	2/15/42	8,850	9,367
	Enterprise Products Operating LLC	4.850%	8/15/42	5,648	5,272
	Enterprise Products Operating LLC	4.450%	2/15/43	6,018	5,380
	Enterprise Products Operating LLC	4.850%	3/15/44	9,700	9,152
3	Enterprise Products Operating LLC	8.375%	8/1/66	6,810	7,559
	Gulf South Pipeline Co. LP	4.000%	6/15/22	1,050	1,036
7	HNG Internorth	9.625%	3/15/06	3,680	—
	KeySpan Corp.	8.000%	11/15/30	60	77
	Kinder Morgan Energy Partners LP	5.125%	11/15/14	1,925	2,035
	Kinder Morgan Energy Partners LP	3.500%	3/1/16	300	316
	Kinder Morgan Energy Partners LP	6.000%	2/1/17	230	261
	Kinder Morgan Energy Partners LP	5.950%	2/15/18	31,775	36,787
	Kinder Morgan Energy Partners LP	6.850%	2/15/20	845	1,001
	Kinder Morgan Energy Partners LP	5.800%	3/1/21	4,250	4,754
	Kinder Morgan Energy Partners LP	3.950%	9/1/22	200	197
	Kinder Morgan Energy Partners LP	3.450%	2/15/23	45	42
	Kinder Morgan Energy Partners LP	3.500%	9/1/23	11,200	10,507
	Kinder Morgan Energy Partners LP	7.400%	3/15/31	10	12
	Kinder Morgan Energy Partners LP	7.300%	8/15/33	2,465	2,923
	Kinder Morgan Energy Partners LP	5.800%	3/15/35	5,580	5,782
	Kinder Morgan Energy Partners LP	6.500%	2/1/37	20,000	22,113
	Kinder Morgan Energy Partners LP	6.950%	1/15/38	3,450	4,056
	Kinder Morgan Energy Partners LP	6.500%	9/1/39	6,130	6,900
	Kinder Morgan Energy Partners LP	6.550%	9/15/40	3,750	4,255
	Kinder Morgan Energy Partners LP	5.625%	9/1/41	9,350	9,542
	Kinder Morgan Energy Partners LP	5.000%	8/15/42	420	398
	Kinder Morgan Energy Partners LP	5.000%	3/1/43	9,000	8,520
	Magellan Midstream Partners LP	6.400%	7/15/18	9,000	10,638
	Magellan Midstream Partners LP	6.550%	7/15/19	9,025	10,696

73

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Magellan Midstream Partners LP	4.250%	2/1/21	3,920	4,126
	Magellan Midstream Partners LP	6.400%	5/1/37	2,200	2,522
	Magellan Midstream Partners LP	4.200%	12/1/42	2,100	1,828
	National Fuel Gas Co.	6.500%	4/15/18	3,000	3,485
	National Fuel Gas Co.	4.900%	12/1/21	550	584
	National Fuel Gas Co.	3.750%	3/1/23	5,525	5,399
	National Grid plc	6.300%	8/1/16	8,600	9,711
	Nisource Finance Corp.	5.400%	7/15/14	4,708	4,923
	Nisource Finance Corp.	5.250%	9/15/17	940	1,047
	Nisource Finance Corp.	6.400%	3/15/18	13,725	15,968
	Nisource Finance Corp.	6.800%	1/15/19	1,250	1,477
	Nisource Finance Corp.	5.450%	9/15/20	1,615	1,796
	Nisource Finance Corp.	4.450%	12/1/21	3,750	3,884
	Nisource Finance Corp.	6.125%	3/1/22	1,825	2,067
	Nisource Finance Corp.	6.250%	12/15/40	8,875	9,811
	Nisource Finance Corp.	5.950%	6/15/41	48	51
	Nisource Finance Corp.	5.800%	2/1/42	4,475	4,647
	Nisource Finance Corp.	5.250%	2/15/43	650	636
	Nisource Finance Corp.	4.800%	2/15/44	1,850	1,684
	ONEOK Inc.	5.200%	6/15/15	4,010	4,303
	ONEOK Inc.	4.250%	2/1/22	1,000	980
	ONEOK Inc.	6.000%	6/15/35	5,850	5,935
	ONEOK Partners LP	3.250%	2/1/16	2,300	2,395
	ONEOK Partners LP	6.150%	10/1/16	4,540	5,153
	ONEOK Partners LP	8.625%	3/1/19	16,580	20,980
	ONEOK Partners LP	3.375%	10/1/22	100	92
	ONEOK Partners LP	6.650%	10/1/36	14,874	16,433
	ONEOK Partners LP	6.850%	10/15/37	4,925	5,524
	ONEOK Partners LP	6.125%	2/1/41	325	336
	Panhandle Eastern Pipe Line Co. LP	6.200%	11/1/17	8,050	9,309
	Panhandle Eastern Pipe Line Co. LP	7.000%	6/15/18	300	359
	Plains All American Pipeline LP / PAA Finance Corp.	6.125%	1/15/17	4,440	5,057
	Plains All American Pipeline LP / PAA Finance Corp.	6.500%	5/1/18	1,695	2,008
	Plains All American Pipeline LP / PAA Finance Corp.	8.750%	5/1/19	2,475	3,234
	Plains All American Pipeline LP / PAA Finance Corp.	5.750%	1/15/20	1,410	1,613
	Plains All American Pipeline LP / PAA Finance Corp.	5.000%	2/1/21	700	768
	Plains All American Pipeline LP / PAA Finance Corp.	3.650%	6/1/22	6,900	6,804
	Plains All American Pipeline LP / PAA Finance Corp.	2.850%	1/31/23	1,970	1,808
	Plains All American Pipeline LP / PAA Finance Corp.	6.650%	1/15/37	650	771
	Plains All American Pipeline LP / PAA Finance Corp.	5.150%	6/1/42	6,425	6,367
	Plains All American Pipeline LP / PAA Finance Corp.	4.300%	1/31/43	950	837
	Questar Corp.	2.750%	2/1/16	600	621
	Sempra Energy	2.300%	4/1/17	5,925	6,009
	Sempra Energy	6.150%	6/15/18	2,200	2,577
	Sempra Energy	9.800%	2/15/19	35	47
	Sempra Energy	2.875%	10/1/22	4,175	3,896
	Sempra Energy	6.000%	10/15/39	18,205	20,702
	Southern California Gas Co.	5.750%	11/15/35	960	1,146
	Southern California Gas Co.	3.750%	9/15/42	4,770	4,335
6	Southern Natural Gas Co. LLC	5.900%	4/1/17	5,690	6,483
	Southern Natural Gas Co. LLC	8.000%	3/1/32	5,832	7,741
	Spectra Energy Capital LLC	5.668%	8/15/14	150	157
	Spectra Energy Capital LLC	6.200%	4/15/18	14,585	16,913
	Spectra Energy Capital LLC	6.750%	2/15/32	3,050	3,448
	Sunoco Logistics Partners Operations LP	3.450%	1/15/23	1,650	1,529
	Sunoco Logistics Partners Operations LP	6.850%	2/15/40	750	857
	Sunoco Logistics Partners Operations LP	6.100%	2/15/42	9,440	9,658
	Sunoco Logistics Partners Operations LP	4.950%	1/15/43	5,125	4,525
	Tennessee Gas Pipeline Co. LLC	7.000%	10/15/28	120	147
	Tennessee Gas Pipeline Co. LLC	7.625%	4/1/37	1,342	1,754
	Texas Gas Transmission LLC	4.600%	6/1/15	2,875	3,051
	TransCanada PipeLines Ltd.	0.875%	3/2/15	6,350	6,355
	TransCanada PipeLines Ltd.	3.400%	6/1/15	500	524
	TransCanada PipeLines Ltd.	6.500%	8/15/18	14,525	17,566

74

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	TransCanada PipeLines Ltd.	7.125%	1/15/19	900	1,097
	TransCanada PipeLines Ltd.	3.800%	10/1/20	7,900	8,316
	TransCanada PipeLines Ltd.	2.500%	8/1/22	14,425	13,242
	TransCanada PipeLines Ltd.	5.600%	3/31/34	3,055	3,403
	TransCanada PipeLines Ltd.	5.850%	3/15/36	13,985	16,062
	TransCanada PipeLines Ltd.	6.200%	10/15/37	7,435	8,645
	TransCanada PipeLines Ltd.	7.250%	8/15/38	2,017	2,573
	TransCanada PipeLines Ltd.	7.625%	1/15/39	354	480
3	TransCanada PipeLines Ltd.	6.350%	5/15/67	17,776	18,363
	Transcontinental Gas Pipe Line Co. LLC	5.400%	8/15/41	18	19
	Williams Cos. Inc.	7.875%	9/1/21	694	840
	Williams Cos. Inc.	7.500%	1/15/31	4,696	5,337
	Williams Cos. Inc.	7.750%	6/15/31	1,085	1,275
	Williams Cos. Inc.	8.750%	3/15/32	949	1,191
	Williams Partners LP	3.800%	2/15/15	2,900	3,026
	Williams Partners LP	5.250%	3/15/20	36,200	38,998
	Williams Partners LP	4.000%	11/15/21	4,050	3,978
	Williams Partners LP	6.300%	4/15/40	3,965	4,149
	Williams Partners LP / Williams Partners Finance Corp.	7.250%	2/1/17	11,225	13,112
	Other Utility (0.0%)
	American Water Capital Corp.	6.085%	10/15/17	7,220	8,323
	American Water Capital Corp.	6.593%	10/15/37	5,670	7,042
	United Utilities plc	5.375%	2/1/19	3,455	3,743
	United Utilities plc	6.875%	8/15/28	850	951
	Veolia Environnement SA	6.000%	6/1/18	5,495	6,358
	Veolia Environnement SA	6.750%	6/1/38	2,381	2,714

					2,863,175

Total Corporate Bonds (Cost $24,259,180)					25,174,004

Sovereign Bonds (U.S. Dollar-Denominated) (5.0%)
	African Development Bank	2.500%	3/15/16	300	314
	African Development Bank	1.250%	9/2/16	6,850	6,933
	African Development Bank	1.125%	3/15/17	7,350	7,366
	African Development Bank	0.875%	3/15/18	11,400	11,106
	Asian Development Bank	0.875%	6/10/14	5,550	5,577
	Asian Development Bank	4.250%	10/20/14	5,875	6,175
	Asian Development Bank	2.625%	2/9/15	30,175	31,245
	Asian Development Bank	0.500%	8/17/15	17,950	17,943
	Asian Development Bank	2.500%	3/15/16	16,750	17,546
	Asian Development Bank	5.500%	6/27/16	5,175	5,902
	Asian Development Bank	1.125%	3/15/17	20,000	20,080
	Asian Development Bank	5.250%	6/12/17	600	695
	Asian Development Bank	5.593%	7/16/18	3,528	4,178
	Asian Development Bank	1.875%	10/23/18	13,850	14,026
	Asian Development Bank	1.750%	3/21/19	2,150	2,148
	Asian Development Bank	1.375%	3/23/20	12,500	11,976
	Asian Development Bank	5.820%	6/16/28	18	22
	Banco do Brasil SA	3.875%	1/23/17	3,125	3,175
	Banco do Brasil SA	3.875%	10/10/22	2,575	2,243
	Canada	2.375%	9/10/14	4,524	4,635
	Canada	0.875%	2/14/17	34,350	34,179
	China Development Bank Corp.	4.750%	10/8/14	3,700	3,858
	China Development Bank Corp.	5.000%	10/15/15	1,450	1,571
	CNOOC Finance 2013 Ltd.	3.000%	5/9/23	6,250	5,637
3	Colombia Government International Bond	2.625%	3/15/23	16,000	14,083
	Corp. Andina de Fomento	5.125%	5/5/15	800	853
	Corp. Andina de Fomento	3.750%	1/15/16	10,625	11,233
	Corp. Andina de Fomento	8.125%	6/4/19	16,800	20,775
	Corp. Andina de Fomento	4.375%	6/15/22	20,544	20,970
6	Corp. Nacional Del Cobre de Chile	3.000%	7/17/22	16,400	14,668
	Council Of Europe Development Bank	2.750%	2/10/15	5,675	5,880
	Council Of Europe Development Bank	2.625%	2/16/16	6,950	7,282
	Council Of Europe Development Bank	1.500%	2/22/17	11,950	12,062

75

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Council Of Europe Development Bank	1.500%	6/19/17	3,300	3,330
	Council Of Europe Development Bank	1.000%	3/7/18	12,500	12,111
	Council Of Europe Development Bank	1.125%	5/31/18	12,600	12,234
8	Development Bank of Japan Inc.	4.250%	6/9/15	11,375	12,164
	Ecopetrol SA	7.625%	7/23/19	1,500	1,775
	European Bank for Reconstruction & Development	2.750%	4/20/15	19,100	19,893
	European Bank for Reconstruction & Development	1.625%	9/3/15	6,550	6,699
	European Bank for Reconstruction & Development	2.500%	3/15/16	20,100	21,061
	European Bank for Reconstruction & Development	1.375%	10/20/16	2,550	2,588
	European Bank for Reconstruction & Development	1.000%	2/16/17	5,000	4,997
	European Bank for Reconstruction & Development	0.750%	9/1/17	11,500	11,252
	European Bank for Reconstruction & Development	1.000%	6/15/18	5,300	5,126
	European Bank for Reconstruction & Development	1.000%	9/17/18	4,150	4,011
	European Bank for Reconstruction & Development	1.500%	3/16/20	13,200	12,662
	European Investment Bank	3.125%	6/4/14	56,100	57,513
	European Investment Bank	1.125%	8/15/14	43,050	43,441
	European Investment Bank	2.875%	1/15/15	15,400	15,980
	European Investment Bank	2.750%	3/23/15	20,600	21,419
	European Investment Bank	1.125%	4/15/15	34,800	35,217
	European Investment Bank	1.000%	7/15/15	14,865	14,994
	European Investment Bank	1.625%	9/1/15	19,525	19,959
	European Investment Bank	1.375%	10/20/15	19,325	19,649
	European Investment Bank	4.875%	2/16/16	19,250	21,348
	European Investment Bank	0.625%	4/15/16	37,350	37,191
	European Investment Bank	2.500%	5/16/16	30,150	31,610
	European Investment Bank	2.125%	7/15/16	21,800	22,584
	European Investment Bank	0.500%	8/15/16	29,825	29,523
	European Investment Bank	5.125%	9/13/16	18,800	21,239
	European Investment Bank	1.250%	10/14/16	23,925	24,172
	European Investment Bank	4.875%	1/17/17	30,625	34,588
	European Investment Bank	1.750%	3/15/17	41,800	42,592
	European Investment Bank	5.125%	5/30/17	45,555	52,240
	European Investment Bank	1.625%	6/15/17	4,900	4,966
	European Investment Bank	1.125%	9/15/17	26,575	26,177
	European Investment Bank	1.000%	12/15/17	22,500	21,909
	European Investment Bank	1.000%	3/15/18	18,075	17,446
	European Investment Bank	1.000%	6/15/18	4,350	4,176
	European Investment Bank	2.875%	9/15/20	18,400	18,602
	European Investment Bank	4.000%	2/16/21	34,625	37,419
	European Investment Bank	4.875%	2/15/36	335	378
	Export Development Canada	2.250%	5/28/15	3,500	3,621
	Export Development Canada	0.500%	9/15/15	9,725	9,734
	Export Development Canada	1.250%	10/26/16	12,750	12,925
	Export Development Canada	0.750%	12/15/17	12,500	12,195
	Export-Import Bank of Korea	5.875%	1/14/15	19,125	20,345
	Export-Import Bank of Korea	5.125%	3/16/15	2,500	2,653
	Export-Import Bank of Korea	4.125%	9/9/15	4,925	5,186
	Export-Import Bank of Korea	3.750%	10/20/16	11,550	12,138
	Export-Import Bank of Korea	4.000%	1/11/17	6,000	6,228
	Export-Import Bank of Korea	1.750%	2/27/18	16,725	15,925
	Export-Import Bank of Korea	5.125%	6/29/20	5,700	5,986
	Export-Import Bank of Korea	4.000%	1/29/21	2,800	2,766
	Export-Import Bank of Korea	4.375%	9/15/21	3,925	3,990
	Export-Import Bank of Korea	5.000%	4/11/22	3,950	4,096
	Federative Republic of Brazil	7.875%	3/7/15	8,505	9,389
	Federative Republic of Brazil	6.000%	1/17/17	32,930	36,915
3	Federative Republic of Brazil	8.000%	1/15/18	13,573	15,358
	Federative Republic of Brazil	5.875%	1/15/19	17,825	20,231
	Federative Republic of Brazil	8.875%	10/14/19	11,670	15,288
	Federative Republic of Brazil	4.875%	1/22/21	36,550	39,164
	Federative Republic of Brazil	2.625%	1/5/23	10,750	9,353
	Federative Republic of Brazil	8.875%	4/15/24	3,125	4,336
	Federative Republic of Brazil	8.875%	4/15/24	120	167
	Federative Republic of Brazil	8.750%	2/4/25	12,568	17,470

76

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Federative Republic of Brazil	10.125%	5/15/27	10,592	16,365
	Federative Republic of Brazil	8.250%	1/20/34	16,745	21,936
	Federative Republic of Brazil	7.125%	1/20/37	17,691	21,052
3	Federative Republic of Brazil	11.000%	8/17/40	13,435	15,967
	Federative Republic of Brazil	5.625%	1/7/41	40,600	40,397
	FMS Wertmanagement AoeR	0.625%	4/18/16	5,650	5,619
	FMS Wertmanagement AoeR	1.000%	11/21/17	8,000	7,806
	Hydro-Quebec	7.500%	4/1/16	2,155	2,531
	Hydro-Quebec	2.000%	6/30/16	25,075	25,850
	Hydro-Quebec	1.375%	6/19/17	3,700	3,697
	Hydro-Quebec	8.400%	1/15/22	8,195	11,189
	Hydro-Quebec	8.050%	7/7/24	3,210	4,451
	Hydro-Quebec	8.500%	12/1/29	700	1,043
	Inter-American Development Bank	2.250%	7/15/15	8,950	9,256
	Inter-American Development Bank	0.500%	8/17/15	8,500	8,498
	Inter-American Development Bank	4.250%	9/14/15	7,395	7,978
	Inter-American Development Bank	5.125%	9/13/16	6,900	7,816
	Inter-American Development Bank	1.375%	10/18/16	350	356
	Inter-American Development Bank	1.125%	3/15/17	20,300	20,344
	Inter-American Development Bank	2.375%	8/15/17	22,800	23,719
	Inter-American Development Bank	0.875%	3/15/18	12,200	11,885
	Inter-American Development Bank	1.750%	8/24/18	4,900	4,945
	Inter-American Development Bank	4.250%	9/10/18	2,950	3,348
	Inter-American Development Bank	1.125%	9/12/19	1,750	1,665
	Inter-American Development Bank	3.875%	9/17/19	57,490	63,840
	Inter-American Development Bank	3.875%	2/14/20	6,425	7,132
	Inter-American Development Bank	7.000%	6/15/25	2,950	3,973
	Inter-American Development Bank	3.875%	10/28/41	45	44
	Inter-American Development Bank	3.200%	8/7/42	5,250	4,629
	International Bank for Reconstruction & Development	2.375%	5/26/15	43,425	45,028
	International Bank for Reconstruction & Development	2.125%	3/15/16	44,275	46,093
	International Bank for Reconstruction & Development	5.000%	4/1/16	18,335	20,480
	International Bank for Reconstruction & Development	0.500%	4/15/16	31,275	31,137
	International Bank for Reconstruction & Development	1.000%	9/15/16	13,250	13,334
	International Bank for Reconstruction & Development	0.875%	4/17/17	63,175	62,872
	International Bank for Reconstruction & Development	7.625%	1/19/23	3,850	5,462
	International Bank for Reconstruction & Development	2.125%	2/13/23	6,150	5,875
	International Bank for Reconstruction & Development	8.875%	3/1/26	1,050	1,665
	International Bank for Reconstruction & Development	4.750%	2/15/35	1,823	2,105
	International Finance Corp.	3.000%	4/22/14	26,492	27,044
	International Finance Corp.	2.750%	4/20/15	10,375	10,802
	International Finance Corp.	2.250%	4/11/16	9,000	9,372
	International Finance Corp.	0.500%	5/16/16	2,850	2,831
	International Finance Corp.	1.125%	11/23/16	29,850	30,144
	International Finance Corp.	1.000%	4/24/17	3,975	3,955
	International Finance Corp.	2.125%	11/17/17	16,075	16,584
	International Finance Corp.	0.625%	12/21/17	12,275	11,877
8	Japan Bank for International Cooperation	2.875%	2/2/15	16,750	17,367
8	Japan Bank for International Cooperation	2.500%	1/21/16	6,100	6,354
8	Japan Bank for International Cooperation	2.500%	5/18/16	6,300	6,589
8	Japan Bank for International Cooperation	2.250%	7/13/16	12,125	12,586
8	Japan Bank for International Cooperation	1.125%	7/19/17	39,100	38,488
8	Japan Finance Organization for Municipalities	4.625%	4/21/15	6,850	7,331
8	Japan Finance Organization for Municipalities	5.000%	5/16/17	4,050	4,564
8	Japan Finance Organization for Municipalities	4.000%	1/13/21	9,200	10,165
9	KFW	4.125%	10/15/14	2,575	2,695
9	KFW	2.750%	10/21/14	15,275	15,724
9	KFW	1.000%	1/12/15	48,750	49,091
9	KFW	2.625%	3/3/15	28,730	29,726
9	KFW	0.625%	4/24/15	48,225	48,389
9	KFW	1.250%	10/26/15	11,825	11,988
9	KFW	2.625%	2/16/16	27,900	29,281
9	KFW	5.125%	3/14/16	36,250	40,296
9	KFW	0.500%	4/19/16	17,700	17,517

77

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
9	KFW	2.000%	6/1/16	38,400	39,560
9	KFW	1.250%	10/5/16	42,575	42,991
9	KFW	4.875%	1/17/17	680	771
9	KFW	1.250%	2/15/17	64,425	64,799
9	KFW	0.875%	9/5/17	26,650	25,983
9	KFW	4.375%	3/15/18	18,350	20,597
9	KFW	4.500%	7/16/18	14,325	16,288
9	KFW	4.875%	6/17/19	24,825	28,869
9	KFW	4.000%	1/27/20	43,650	48,421
9	KFW	2.750%	9/8/20	46,050	47,248
9	KFW	2.375%	8/25/21	10,035	9,931
9	KFW	2.000%	10/4/22	23,500	22,077
9	KFW	2.125%	1/17/23	20,675	19,538
9	KFW	0.000%	4/18/36	14,450	6,112
9	KFW	0.000%	6/29/37	90	36
	Korea Development Bank	4.375%	8/10/15	6,275	6,605
	Korea Development Bank	3.250%	3/9/16	12,800	13,184
	Korea Development Bank	4.000%	9/9/16	4,250	4,478
	Korea Development Bank	3.875%	5/4/17	9,900	10,246
	Korea Development Bank	3.500%	8/22/17	5,100	5,218
	Korea Development Bank	1.500%	1/22/18	11,000	10,241
	Korea Finance Corp.	3.250%	9/20/16	11,100	11,482
	Korea Finance Corp.	2.250%	8/7/17	850	830
	Korea Finance Corp.	4.625%	11/16/21	5,975	6,180
	Landesbank Baden-Wuerttemberg	7.625%	2/1/23	1,000	1,203
9	Landwirtschaftliche Rentenbank	3.125%	7/15/15	12,330	12,976
9	Landwirtschaftliche Rentenbank	4.875%	11/16/15	9,250	10,170
9	Landwirtschaftliche Rentenbank	2.500%	2/15/16	2,675	2,795
9	Landwirtschaftliche Rentenbank	2.125%	7/15/16	10,750	11,115
9	Landwirtschaftliche Rentenbank	5.000%	11/8/16	1,376	1,555
9	Landwirtschaftliche Rentenbank	5.125%	2/1/17	9,795	11,102
9	Landwirtschaftliche Rentenbank	0.875%	9/12/17	11,825	11,504
9	Landwirtschaftliche Rentenbank	1.000%	4/4/18	6,900	6,712
9	Landwirtschaftliche Rentenbank	1.875%	9/17/18	12,500	12,580
9	Landwirtschaftliche Rentenbank	1.375%	10/23/19	10,450	10,063
	Nexen Inc.	6.200%	7/30/19	3,500	4,121
	Nexen Inc.	7.875%	3/15/32	9,885	12,455
	Nexen Inc.	5.875%	3/10/35	3,287	3,391
	Nexen Inc.	6.400%	5/15/37	9,895	10,790
	Nexen Inc.	7.500%	7/30/39	6,750	8,240
	Nordic Investment Bank	2.625%	10/6/14	9,600	9,832
	Nordic Investment Bank	2.500%	7/15/15	9,200	9,545
	Nordic Investment Bank	2.250%	3/15/16	3,175	3,308
	Nordic Investment Bank	0.500%	4/14/16	8,000	7,934
	Nordic Investment Bank	5.000%	2/1/17	5,200	5,928
	Nordic Investment Bank	1.000%	3/7/17	1,650	1,650
	Nordic Investment Bank	0.750%	1/17/18	18,425	17,912
	North American Development Bank	4.375%	2/11/20	2,600	2,773
	North American Development Bank	2.400%	10/26/22	6,000	5,554
10	Oesterreichische Kontrollbank AG	4.500%	3/9/15	185	197
10	Oesterreichische Kontrollbank AG	1.125%	7/6/15	1,700	1,720
10	Oesterreichische Kontrollbank AG	1.750%	10/5/15	5,300	5,430
10	Oesterreichische Kontrollbank AG	2.000%	6/3/16	10,700	11,017
10	Oesterreichische Kontrollbank AG	5.000%	4/25/17	19,995	22,751
10	Oesterreichische Kontrollbank AG	1.125%	5/29/18	8,200	7,935
3	Oriental Republic of Uruguay	8.000%	11/18/22	140	176
3	Oriental Republic of Uruguay	7.625%	3/21/36	6,520	8,052
3	Oriental Republic of Uruguay	4.125%	11/20/45	24,525	19,755
	Pemex Project Funding Master Trust	5.750%	3/1/18	39,810	43,402
	Pemex Project Funding Master Trust	6.625%	6/15/35	22,356	23,474
	Pemex Project Funding Master Trust	6.625%	6/15/38	5,975	6,223
	People's Republic of China	4.750%	10/29/13	5,700	5,775
	Petrobras Global Finance BV	2.000%	5/20/16	8,550	8,344
	Petrobras Global Finance BV	3.000%	1/15/19	2,150	1,998

78

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Petrobras Global Finance BV	5.625%	5/20/43	4,975	4,325
	Petrobras International Finance Co. - Pifco	2.875%	2/6/15	2,250	2,277
	Petrobras International Finance Co. - Pifco	3.875%	1/27/16	12,200	12,511
	Petrobras International Finance Co. - Pifco	6.125%	10/6/16	14,263	15,620
	Petrobras International Finance Co. - Pifco	3.500%	2/6/17	17,400	17,303
	Petrobras International Finance Co. - Pifco	5.875%	3/1/18	30,635	33,033
	Petrobras International Finance Co. - Pifco	8.375%	12/10/18	10,250	12,030
	Petrobras International Finance Co. - Pifco	7.875%	3/15/19	6,808	7,835
	Petrobras International Finance Co. - Pifco	5.750%	1/20/20	11,992	12,412
	Petrobras International Finance Co. - Pifco	5.375%	1/27/21	35,250	35,641
	Petrobras International Finance Co. - Pifco	6.875%	1/20/40	13,700	13,682
	Petrobras International Finance Co. - Pifco	6.750%	1/27/41	25,920	25,804
	Petroleos Mexicanos	4.875%	3/15/15	18,686	19,644
	Petroleos Mexicanos	8.000%	5/3/19	5,200	6,295
	Petroleos Mexicanos	6.000%	3/5/20	10,880	12,084
	Petroleos Mexicanos	5.500%	1/21/21	5,220	5,603
	Petroleos Mexicanos	4.875%	1/24/22	6,500	6,622
	Petroleos Mexicanos	6.500%	6/2/41	20,725	21,399
6	Petroleos Mexicanos	5.500%	6/27/44	12,150	10,940
	Petroleos Mexicanos	5.500%	6/27/44	1,375	1,241
6	Petronas Capital Ltd.	5.250%	8/12/19	1,000	1,087
	Province of British Columbia	2.850%	6/15/15	15,300	15,988
	Province of British Columbia	2.100%	5/18/16	22,000	22,792
	Province of British Columbia	1.200%	4/25/17	7,000	6,998
	Province of British Columbia	2.650%	9/22/21	1,550	1,539
	Province of British Columbia	2.000%	10/23/22	6,300	5,852
	Province of British Columbia	6.500%	1/15/26	260	342
	Province of Manitoba	2.625%	7/15/15	8,750	9,117
	Province of Manitoba	4.900%	12/6/16	13,200	14,948
	Province of Manitoba	1.300%	4/3/17	4,875	4,895
	Province of Manitoba	1.125%	6/1/18	1,000	976
	Province of Manitoba	1.750%	5/30/19	800	784
	Province of Manitoba	2.100%	9/6/22	6,000	5,641
	Province of New Brunswick	2.750%	6/15/18	14,750	15,378
	Province of Nova Scotia	2.375%	7/21/15	8,250	8,540
	Province of Nova Scotia	5.125%	1/26/17	3,500	3,967
	Province of Ontario	4.500%	2/3/15	25	27
	Province of Ontario	2.950%	2/5/15	5,080	5,270
	Province of Ontario	0.950%	5/26/15	35,525	35,734
	Province of Ontario	2.700%	6/16/15	23,375	24,309
	Province of Ontario	1.875%	9/15/15	10,300	10,573
	Province of Ontario	4.750%	1/19/16	5,375	5,897
	Province of Ontario	5.450%	4/27/16	30,325	34,136
	Province of Ontario	2.300%	5/10/16	5,700	5,919
	Province of Ontario	1.600%	9/21/16	10,650	10,798
	Province of Ontario	1.100%	10/25/17	17,250	16,909
	Province of Ontario	3.150%	12/15/17	13,000	13,847
	Province of Ontario	1.200%	2/14/18	1,450	1,417
	Province of Ontario	3.000%	7/16/18	8,475	8,931
	Province of Ontario	1.650%	9/27/19	8,500	8,120
	Province of Ontario	4.000%	10/7/19	20,380	22,419
	Province of Ontario	4.400%	4/14/20	20,665	23,010
	Province of Ontario	2.450%	6/29/22	9,975	9,413
	Quebec	4.600%	5/26/15	7,800	8,389
	Quebec	5.000%	3/1/16	200	222
	Quebec	5.125%	11/14/16	21,210	24,089
	Quebec	4.625%	5/14/18	12,585	14,236
	Quebec	3.500%	7/29/20	16,450	17,275
	Quebec	2.750%	8/25/21	16,325	16,002
	Quebec	2.625%	2/13/23	14,775	13,859
	Quebec	7.500%	7/15/23	450	599
	Quebec	7.125%	2/9/24	2,125	2,751
	Quebec	7.500%	9/15/29	8,115	11,167
6	Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.500%	9/30/14	350	365

79

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
6	Ras Laffan Liquefied Natural Gas Co. Ltd. III	6.750%	9/30/19	350	416
	Region of Lombardy Italy	5.804%	10/25/32	6,458	6,185
	Republic of Chile	3.875%	8/5/20	8,850	9,272
	Republic of Chile	3.250%	9/14/21	1,000	1,000
	Republic of Chile	2.250%	10/30/22	8,925	7,871
	Republic of Chile	3.625%	10/30/42	7,950	6,537
	Republic of Colombia	8.250%	12/22/14	3,200	3,485
	Republic of Colombia	7.375%	1/27/17	18,075	21,030
	Republic of Colombia	7.375%	3/18/19	13,300	16,146
	Republic of Colombia	4.375%	7/12/21	14,675	15,115
	Republic of Colombia	11.750%	2/25/20	3,350	4,908
	Republic of Colombia	8.125%	5/21/24	6,440	8,372
	Republic of Colombia	7.375%	9/18/37	9,872	12,389
	Republic of Colombia	6.125%	1/18/41	25,825	28,564
	Republic of Finland	6.950%	2/15/26	1,905	2,439
	Republic of Italy	4.500%	1/21/15	20,650	21,616
	Republic of Italy	3.125%	1/26/15	24,800	25,427
	Republic of Italy	4.750%	1/25/16	24,850	26,227
	Republic of Italy	5.250%	9/20/16	33,126	35,601
	Republic of Italy	5.375%	6/12/17	9,150	9,951
	Republic of Italy	6.875%	9/27/23	10,515	12,182
	Republic of Italy	5.375%	6/15/33	16,595	16,627
	Republic of Korea	4.875%	9/22/14	635	662
	Republic of Korea	7.125%	4/16/19	18,013	22,033
	Republic of Korea	5.625%	11/3/25	725	840
	Republic of Panama	7.250%	3/15/15	520	568
	Republic of Panama	5.200%	1/30/20	20,125	21,962
	Republic of Panama	7.125%	1/29/26	14,150	17,546
	Republic of Panama	8.875%	9/30/27	650	897
	Republic of Panama	9.375%	4/1/29	45	65
3	Republic of Panama	6.700%	1/26/36	15,760	18,384
3	Republic of Panama	4.300%	4/29/53	5,000	3,940
	Republic of Peru	7.125%	3/30/19	20,700	25,047
	Republic of Peru	7.350%	7/21/25	9,975	12,469
	Republic of Peru	8.750%	11/21/33	9,037	13,025
3	Republic of Peru	6.550%	3/14/37	12,610	14,790
	Republic of Peru	5.625%	11/18/50	17,070	17,291
	Republic of Philippines	5.500%	3/30/26	11,325	12,826
	Republic of Philippines	7.750%	1/14/31	16,600	21,788
	Republic of Philippines	6.375%	10/23/34	25,050	29,965
	Republic of Philippines	5.000%	1/13/37	5,175	5,511
	Republic of Philippines	6.500%	1/20/20	5,600	6,692
3	Republic of Philippines	7.500%	9/25/24	13,650	17,472
	Republic of Philippines	9.500%	10/21/24	2,650	3,896
	Republic of Philippines	10.625%	3/16/25	13,325	20,887
	Republic of Philippines	9.500%	2/2/30	16,350	24,443
	Republic of Philippines	4.000%	1/15/21	6,675	7,025
	Republic of Poland	3.875%	7/16/15	15,350	16,059
	Republic of Poland	5.000%	10/19/15	2,875	3,088
	Republic of Poland	6.375%	7/15/19	42,860	50,039
	Republic of Poland	5.125%	4/21/21	11,425	12,453
	Republic of Poland	5.000%	3/23/22	16,725	17,998
	Republic of Poland	3.000%	3/17/23	11,895	10,794
	Republic of South Africa	6.500%	6/2/14	2,425	2,526
	Republic of South Africa	6.875%	5/27/19	14,875	16,976
	Republic of South Africa	5.500%	3/9/20	11,650	12,412
	Republic of South Africa	4.665%	1/17/24	17,075	16,520
	Republic of South Africa	6.250%	3/8/41	6,900	7,366
	Republic of Turkey	7.000%	9/26/16	44,550	49,883
	Republic of Turkey	7.500%	7/14/17	22,000	25,355
	Republic of Turkey	6.750%	4/3/18	18,925	21,527
	Republic of Turkey	7.000%	3/11/19	18,650	21,634
	Republic of Turkey	7.000%	6/5/20	24,075	28,047
	Republic of Turkey	5.625%	3/30/21	2,675	2,889

80

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Republic of Turkey	5.125%	3/25/22	16,285	16,896
	Republic of Turkey	6.250%	9/26/22	29,000	32,407
	Republic of Turkey	7.375%	2/5/25	30,350	36,268
	Republic of Turkey	11.875%	1/15/30	9,400	15,745
	Republic of Turkey	8.000%	2/14/34	2,600	3,263
	Republic of Turkey	6.875%	3/17/36	13,100	14,672
	Republic of Turkey	6.750%	5/30/40	23,600	26,078
	Republic of Turkey	6.000%	1/14/41	14,700	14,774
	State of Israel	5.500%	11/9/16	8,100	9,106
	State of Israel	5.125%	3/26/19	18,700	21,214
	State of Israel	4.000%	6/30/22	9,100	9,435
	State of Israel	3.150%	6/30/23	13,000	12,147
	State of Israel	4.500%	1/30/43	8,900	8,086
	Statoil ASA	3.875%	4/15/14	7,250	7,440
	Statoil ASA	2.900%	10/15/14	4,625	4,761
	Statoil ASA	1.800%	11/23/16	3,550	3,640
	Statoil ASA	3.125%	8/17/17	9,225	9,744
	Statoil ASA	5.250%	4/15/19	11,860	13,705
	Statoil ASA	3.150%	1/23/22	8,350	8,235
	Statoil ASA	2.450%	1/17/23	2,450	2,274
	Statoil ASA	7.750%	6/15/23	25	34
	Statoil ASA	2.650%	1/15/24	5,825	5,354
	Statoil ASA	7.250%	9/23/27	5,375	7,161
6	Statoil ASA	6.500%	12/1/28	975	1,231
	Statoil ASA	7.150%	1/15/29	2,950	3,929
	Statoil ASA	5.100%	8/17/40	5,800	6,180
	Statoil ASA	4.250%	11/23/41	6,395	6,032
	Statoil ASA	3.950%	5/15/43	5,680	5,143
	Svensk Exportkredit AB	3.250%	9/16/14	7,775	8,051
	Svensk Exportkredit AB	1.750%	10/20/15	13,000	13,302
	Svensk Exportkredit AB	0.625%	5/31/16	5,000	4,952
	Svensk Exportkredit AB	2.125%	7/13/16	7,950	8,208
	Svensk Exportkredit AB	5.125%	3/1/17	1,350	1,536
	Svensk Exportkredit AB	1.750%	5/30/17	8,650	8,803
6	Temasek Financial I Ltd.	5.375%	11/23/39	500	542
	United Mexican States	6.625%	3/3/15	433	470
	United Mexican States	11.375%	9/15/16	4,775	6,184
	United Mexican States	5.625%	1/15/17	47,099	52,363
	United Mexican States	5.950%	3/19/19	24,400	27,901
	United Mexican States	3.625%	3/15/22	15,450	15,181
	United Mexican States	8.300%	8/15/31	22,435	30,736
	United Mexican States	6.750%	9/27/34	39,786	46,984
	United Mexican States	6.050%	1/11/40	10,209	11,164
	United Mexican States	4.750%	3/8/44	66,992	60,476
	United Mexican States	5.750%	10/12/2110	12,130	11,320

Total Sovereign Bonds (Cost $5,500,469)					5,574,219

Taxable Municipal Bonds (1.0%)
	Alameda County CA Joint Powers Authority Lease
	Revenue	7.046%	12/1/44	200	231
	American Municipal Power Ohio Inc. Revenue
	(Hydroelectric Projects)	6.449%	2/15/44	50	56
	American Municipal Power Ohio Inc. Revenue (Prairie
	State Energy Campus Project)	7.834%	2/15/41	1,025	1,319
	American Municipal Power Ohio Inc. Revenue (Prairie
	State Energy Campus Project)	6.053%	2/15/43	1,000	1,094
	American Municipal Power Ohio Inc. Revenue (Prairie
	State Energy Campus Project)	5.939%	2/15/47	4,975	5,233
	American Municipal Power Ohio Inc. Revenue (Prairie
	State Energy Campus Project)	6.270%	2/15/50	1,775	1,786
	American Municipal Power Ohio Inc. Revenue (Prairie
	State Energy Campus Project)	7.499%	2/15/50	1,550	1,931

81

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	8.084%	2/15/50	7,725	9,880
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.793%	4/1/30	2,375	2,867
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.918%	4/1/40	4,075	5,095
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.263%	4/1/49	6,285	7,391
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	7.043%	4/1/50	1,200	1,544
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.907%	10/1/50	7,530	9,531
California Educational Facilities Authority Revenue
(Stanford University)	4.250%	5/1/16	2,250	2,453
California Educational Facilities Authority Revenue
(Stanford University)	4.750%	5/1/19	20	23
California GO	5.750%	3/1/17	10,750	12,205
California GO	6.200%	3/1/19	1,400	1,637
California GO	6.200%	10/1/19	11,175	13,176
California GO	5.700%	11/1/21	10,000	11,682
California GO	7.500%	4/1/34	22,750	29,655
California GO	7.950%	3/1/36	550	655
California GO	7.550%	4/1/39	4,630	6,197
California GO	7.300%	10/1/39	5,210	6,767
California GO	7.350%	11/1/39	22,025	28,774
California GO	7.625%	3/1/40	13,375	17,953
California GO	7.600%	11/1/40	11,325	15,287
Central Puget Sound WA Regional Transit Authority
Sales & Use Tax Revenue	5.491%	11/1/39	1,510	1,684
Chicago IL Board of Education GO	6.319%	11/1/29	3,145	3,305
Chicago IL Board of Education GO	6.138%	12/1/39	650	651
Chicago IL GO	7.781%	1/1/35	1,860	2,251
Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	10,350	12,146
Chicago IL O'Hare International Airport Revenue	6.845%	1/1/38	1,450	1,602
Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	1,500	1,773
Chicago IL Transit Authority Sales Tax Receipts
Revenue	6.200%	12/1/40	2,850	3,096
Chicago IL Transit Authority Transfer Tax Receipts
Revenue	6.899%	12/1/40	7,135	8,339
Chicago IL Wastewater Transmission Revenue	6.900%	1/1/40	1,700	2,039
Chicago IL Water Revenue	6.742%	11/1/40	2,150	2,664
Clark County NV Airport Revenue	6.881%	7/1/42	475	531
Clark County NV Airport Revenue	6.820%	7/1/45	20	26
Commonwealth Financing Authority Pennsylvania
Revenue	6.218%	6/1/39	6,375	7,193
Connecticut GO	5.090%	10/1/30	7,600	7,907
Connecticut GO	5.850%	3/15/32	6,610	7,487
Connecticut Special Tax Revenue (Transportation
Infrastructure)	5.459%	11/1/30	3,300	3,554
Cook County IL GO	6.229%	11/15/34	1,950	1,994
Curators of the University of Missouri System Facilities
Revenue	5.960%	11/1/39	3,000	3,416
Curators of the University of Missouri System Facilities
Revenue	5.792%	11/1/41	3,000	3,333
Dallas County TX Hospital District Revenue	5.621%	8/15/44	2,100	2,396
Dallas TX Area Rapid Transit Revenue	4.922%	12/1/41	6,850	7,198
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	1,050	1,279
Dallas TX Area Rapid Transit Revenue	5.022%	12/1/48	4,700	4,973
Dallas TX Independent School District GO	6.450%	2/15/35	3,850	4,537
Dartmouth College New Hampshire GO	4.750%	6/1/19	1,185	1,334
Denver CO City & County School District No. 1 COP	4.242%	12/15/37	215	188
Denver CO City & County School District No. 1 COP	7.017%	12/15/37	2,100	2,605
Denver CO City & County School District No. 1 GO	5.664%	12/1/33	1,325	1,444
District of Columbia Income Tax Revenue	5.591%	12/1/34	1,125	1,293

82

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	District of Columbia Income Tax Revenue	5.582%	12/1/35	1,600	1,792
	District of Columbia Water & Sewer Authority Public
	Utility Revenue	5.522%	10/1/44	700	778
	East Baton Rouge LA Sewer Commission Revenue	6.087%	2/1/45	2,300	2,494
	East Bay CA Municipal Utility District Water System
	Revenue	5.874%	6/1/40	5,220	6,212
	Energy Northwest Washington Electric Revenue
	(Columbia Generating Station)	2.197%	7/1/19	4,000	3,907
	Florida Hurricane Catastrophe Fund Finance Corp.
	Revenue	2.107%	7/1/18	7,800	7,585
	Florida Hurricane Catastrophe Fund Finance Corp.
	Revenue	2.995%	7/1/20	10,850	10,119
	George Washington University District of Columbia GO	3.485%	9/15/22	7,450	7,397
	Georgia GO	4.503%	11/1/25	5,900	6,457
	Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	7,575	8,338
	Georgia Municipal Electric Power Authority Revenue	6.655%	4/1/57	5,980	6,463
	Georgia Municipal Electric Power Authority Revenue	7.055%	4/1/57	3,425	3,448
	Harvard University Massachusetts GO	4.875%	10/15/40	7,750	8,566
	Howard Hughes Medical Institute Maryland Revenue	3.450%	9/1/14	4,050	4,192
	Illinois GO	4.511%	3/1/15	11,650	12,236
	Illinois GO	5.365%	3/1/17	15,950	17,237
	Illinois GO	5.877%	3/1/19	8,345	9,198
	Illinois GO	4.950%	6/1/23	13,275	13,180
	Illinois GO	5.100%	6/1/33	44,064	41,551
	Illinois GO	6.630%	2/1/35	2,855	3,000
	Illinois GO	6.725%	4/1/35	5,275	5,594
	Illinois GO	7.350%	7/1/35	650	719
	Illinois Toll Highway Authority Revenue	6.184%	1/1/34	880	1,042
	Illinois Toll Highway Authority Revenue	5.851%	12/1/34	1,650	1,902
	Indianapolis IN Local Public Improvement Revenue	6.116%	1/15/40	9,700	11,546
	JobsOhio Beverage System Statewide Liquor Profits
	Revenue	3.985%	1/1/29	6,600	6,216
	JobsOhio Beverage System Statewide Liquor Profits
	Revenue	4.532%	1/1/35	4,175	3,948
11	Kansas Development Finance Authority Revenue
	(Public Employees Retirement System)	5.501%	5/1/34	4,300	4,618
3	Kentucky Asset/Liability Commission General Fund
	Revenue	3.165%	4/1/18	661	670
	Las Vegas Valley Water District Nevada GO	7.013%	6/1/39	1,700	1,877
	Los Angeles CA Community College District GO	6.600%	8/1/42	4,325	5,441
	Los Angeles CA Department of Airports International
	Airport Revenue	6.582%	5/15/39	20	24
	Los Angeles CA Department of Water & Power
	Revenue	5.716%	7/1/39	2,200	2,424
	Los Angeles CA Department of Water & Power
	Revenue	6.008%	7/1/39	6,350	7,330
	Los Angeles CA Department of Water & Power
	Revenue	6.166%	7/1/40	1,550	1,781
	Los Angeles CA Department of Water & Power
	Revenue	6.574%	7/1/45	2,700	3,421
	Los Angeles CA Department of Water & Power
	Revenue	6.603%	7/1/50	350	443
	Los Angeles CA Unified School District GO	5.750%	7/1/34	9,225	10,067
	Los Angeles CA Unified School District GO	6.758%	7/1/34	7,210	8,879
	Los Angeles County CA Metropolitan Transportation
	Authority Sales Tax Revenue	5.735%	6/1/39	5,200	5,814
	Los Angeles County CA Public Works Financing
	Authority Lease Revenue	7.488%	8/1/33	4,300	5,189
	Los Angeles County CA Public Works Financing
	Authority Lease Revenue	7.618%	8/1/40	2,250	2,755
	Maryland Transportation Authority Facilities Projects
	Revenue	5.888%	7/1/43	2,330	2,666
	Massachusetts GO	4.200%	12/1/21	5,000	5,370
	Massachusetts GO	4.500%	8/1/31	500	501

83

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Massachusetts GO	5.456%	12/1/39	4,600	5,080
	Massachusetts School Building Authority Dedicated
	Sales Tax Revenue	5.715%	8/15/39	2,550	2,937
	Massachusetts Transportation Fund Revenue	5.731%	6/1/40	1,000	1,182
	Massachusetts Water Pollution Abatement Trust	5.192%	8/1/40	2,825	3,016
	Metropolitan Government of Nashville & Davidson
	County TN Convention Center Authority Tourism Tax
	Revenue	6.731%	7/1/43	2,360	2,744
	Metropolitan Government of Nashville & Davidson
	County TN GO	5.707%	7/1/34	2,625	2,937
	Metropolitan Washington DC/VA Airports Authority
	Dulles Toll Road Revenue	7.462%	10/1/46	1,475	1,717
	Metropolitan Water District of Southern California Water
	Revenue	6.947%	7/1/40	1,670	1,984
	Mississippi GO	5.245%	11/1/34	1,375	1,486
	Missouri Highways & Transportation Commission Road
	Revenue	5.445%	5/1/33	1,650	1,836
12	New Jersey Economic Development Authority Revenue
	(State Pension Funding)	7.425%	2/15/29	15,150	18,250
	New Jersey Transportation Trust Fund Authority
	Transportation System Revenue	5.754%	12/15/28	12,075	13,192
	New Jersey Transportation Trust Fund Authority
	Transportation System Revenue	6.104%	12/15/28	3,555	3,958
	New Jersey Transportation Trust Fund Authority
	Transportation System Revenue	6.561%	12/15/40	585	678
13	New Jersey Turnpike Authority Revenue	4.252%	1/1/16	1,800	1,843
13	New Jersey Turnpike Authority Revenue	4.252%	1/1/16	200	209
	New Jersey Turnpike Authority Revenue	7.414%	1/1/40	14,100	18,836
	New Jersey Turnpike Authority Revenue	7.102%	1/1/41	3,750	4,844
	New York City NY GO	6.646%	12/1/31	20	23
	New York City NY GO	6.246%	6/1/35	2,150	2,462
	New York City NY GO	5.968%	3/1/36	3,200	3,671
	New York City NY GO	5.985%	12/1/36	1,650	1,908
	New York City NY GO	5.517%	10/1/37	6,800	7,599
	New York City NY GO	5.846%	6/1/40	2,100	2,331
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.750%	6/15/41	1,435	1,644
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.724%	6/15/42	470	536
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.952%	6/15/42	2,900	3,410
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	6.011%	6/15/42	1,050	1,244
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.440%	6/15/43	4,400	4,800
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.882%	6/15/44	15,645	18,107
	New York City NY Transitional Finance Authority
	Building Aid Revenue	6.828%	7/15/40	6,300	7,922
	New York City NY Transitional Finance Authority Future
	Tax Revenue	5.767%	8/1/36	2,125	2,466
	New York City NY Transitional Finance Authority Future
	Tax Revenue	5.508%	8/1/37	8,950	9,903
	New York Metropolitan Transportation Authority
	Revenue (Dedicated Tax Fund)	7.336%	11/15/39	9,955	13,523
	New York Metropolitan Transportation Authority
	Revenue (Dedicated Tax Fund)	6.089%	11/15/40	975	1,119
	New York Metropolitan Transportation Authority
	Revenue (Transit Revenue)	6.548%	11/15/31	700	836
	New York Metropolitan Transportation Authority
	Revenue (Transit Revenue)	5.871%	11/15/39	2,200	2,364
	New York Metropolitan Transportation Authority
	Revenue (Transit Revenue)	6.648%	11/15/39	4,170	4,897

84

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	New York State Dormitory Authority Revenue (Personal
	Income Tax)	5.500%	3/15/30	6,900	7,969
	New York State Dormitory Authority Revenue (Personal
	Income Tax)	5.289%	3/15/33	3,150	3,393
	New York State Dormitory Authority Revenue (Personal
	Income Tax)	5.628%	3/15/39	2,215	2,462
	New York State Dormitory Authority Revenue (Personal
	Income Tax)	5.389%	3/15/40	1,425	1,553
	New York State Urban Development Corp. Revenue
	(Personal Income Tax)	5.770%	3/15/39	5,875	6,368
	New York State Urban Development Corp. Revenue
	(Personal Income Tax)	5.838%	3/15/40	1,600	1,735
	New York University Hospitals Center GO	4.428%	7/1/42	3,500	3,245
	North Texas Tollway Authority System Revenue	6.718%	1/1/49	3,070	3,755
	Ohio State University General Receipts Revenue	4.910%	6/1/40	4,410	4,367
	Ohio State University General Receipts Revenue	4.800%	6/1/2111	2,675	2,343
	Ohio Water Development Authority Water Pollution
	Control Loan Fund Revenue	4.879%	12/1/34	2,550	2,643
	Orange County CA Local Transportation Authority
	Sales Tax Revenue	6.908%	2/15/41	2,090	2,686
	Oregon Department of Transportation Highway User
	Tax Revenue	5.834%	11/15/34	2,425	2,877
	Oregon GO	5.762%	6/1/23	1,950	2,305
	Oregon GO	5.892%	6/1/27	2,730	3,300
13	Oregon School Boards Association GO	4.759%	6/30/28	9,955	10,511
11	Oregon School Boards Association GO	5.528%	6/30/28	1,200	1,313
	Pennsylvania GO	4.650%	2/15/26	2,875	3,068
	Pennsylvania GO	5.350%	5/1/30	7,400	8,279
	Pennsylvania Public School Building Authority Lease
	Revenue (School District of Philadelphia)	5.000%	9/15/27	2,620	2,790
	Pennsylvania Turnpike Commission Revenue	6.105%	12/1/39	400	459
	Pennsylvania Turnpike Commission Revenue	5.511%	12/1/45	1,450	1,568
	Pennsylvania Turnpike Commission Revenue	5.561%	12/1/49	1,475	1,603
	Phoenix AZ GO	5.269%	7/1/34	5	5
	Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	2,550	3,000
	Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	11,575	12,888
	Port Authority of New York & New Jersey Revenue	4.926%	10/1/51	1,200	1,197
	Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	21,400	19,404
	Princeton University New Jersey GO	5.700%	3/1/39	3,725	4,610
	Puerto Rico Government Development Bank GO	3.670%	5/1/14	4,000	4,006
	Puerto Rico Government Development Bank GO	4.704%	5/1/16	2,450	2,457
	Regional Transportation District of Colorado Sales Tax
	Revenue	5.844%	11/1/50	3,500	4,173
	Rutgers State University NJ Revenue	5.665%	5/1/40	1,850	2,097
	Salt River Project Arizona Agricultural Improvement &
	Power District Revenue	4.839%	1/1/41	1,900	1,958
	San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	4,335	5,117
	San Antonio TX Electric & Gas Systems Revenue	5.718%	2/1/41	2,725	3,164
	San Antonio TX Electric & Gas Systems Revenue	5.808%	2/1/41	4,650	5,385
	San Antonio TX Electric & Gas Systems Revenue	4.427%	2/1/42	5,500	5,353
	San Diego County CA Regional Transportation
	Authority Sales Tax Revenue	5.911%	4/1/48	975	1,165
	San Diego County CA Water Authority Revenue	6.138%	5/1/49	1,820	2,131
	San Francisco CA City & County Public Utilities
	Commission Water Revenue	6.000%	11/1/40	4,950	5,720
	Santa Clara Valley CA Transportation Authority Sales
	Tax Revenue	5.876%	4/1/32	8,900	9,954
	South Carolina Public Service Authority Revenue	6.454%	1/1/50	2,900	3,364
	Texas GO	5.517%	4/1/39	3,170	3,658
	Texas Transportation Commission Revenue	5.028%	4/1/26	2,100	2,334
	Texas Transportation Commission Revenue	5.178%	4/1/30	5,035	5,708
	Texas Transportation Commission Revenue	4.631%	4/1/33	6,450	6,840
	Texas Transportation Commission Revenue	4.681%	4/1/40	2,750	2,789
	Tufts University Massachusetts GO	5.017%	4/15/2112	8,425	8,468

85

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
University of California Regents Medical Center
Revenue	6.548%	5/15/48	4,250	5,119
University of California Regents Medical Center
Revenue	6.583%	5/15/49	2,575	3,061
University of California Revenue	0.887%	7/1/13	1,250	1,250
University of California Revenue	1.796%	7/1/19	5,875	5,668
University of California Revenue	6.270%	5/15/31	500	548
University of California Revenue	5.770%	5/15/43	1,220	1,343
University of California Revenue	5.946%	5/15/45	13,100	14,622
University of California Revenue	4.858%	5/15/2112	18,000	15,801
University of Massachusetts Building Authority
Revenue	5.450%	11/1/40	1,700	1,878
University of Southern California Revenue	5.250%	10/1/2111	3,900	4,492
University of Texas System Revenue Financing System
Revenue	5.262%	7/1/39	1,650	1,861
University of Texas System Revenue Financing System
Revenue	6.276%	8/15/41	1,525	1,721
University of Texas System Revenue Financing System
Revenue	5.134%	8/15/42	100	109
University of Texas System Revenue Financing System
Revenue	4.794%	8/15/46	1,310	1,346
University of Virginia Revenue	6.200%	9/1/39	3,000	3,705
Utah GO	4.554%	7/1/24	2,525	2,771
Utah GO	3.539%	7/1/25	6,310	6,419
Utah Transit Authority Sales Tax Revenue	5.937%	6/15/39	400	482
Washington Convention Center Public Facilities District
Revenue	6.790%	7/1/40	400	446
Washington GO	5.090%	8/1/33	9,025	9,961
Washington GO	5.481%	8/1/39	870	977
Washington GO	5.140%	8/1/40	6,035	6,687
11 Wisconsin GO	5.700%	5/1/26	2,800	3,286

Total Taxable Municipal Bonds (Cost $960,083)				1,049,631

	Coupon		Shares

Temporary Cash Investment (4.1%)
Money Market Fund (4.1%)
14 Vanguard Market Liquidity Fund (Cost $4,582,971)	0.127%		4,582,970,687	4,582,971

Total Investments (103.6%) (Cost $112,084,201)				114,607,375
Other Assets and Liabilities—Net (-3.6%)				(3,998,361)
Net Assets (100%)				110,609,014

1 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of June 30, 2013.
5 Adjustable-rate security.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2013, the aggregate value of these securities was $464,518,000, representing
0.4% of net assets.
7 Non-income-producing security--security in default.
8 Guaranteed by the Government of Japan.
9 Guaranteed by the Federal Republic of Germany.
10 Guaranteed by the Republic of Austria.

86

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2013

11 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
12 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
13 Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
14 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
COP—Certificate of Participation.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.

87

© 2013 The Vanguard Group. Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA 842_082013

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD BOND INDEX FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: August 20, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD BOND INDEX FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: August 20, 2013

VANGUARD BOND INDEX FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: August 20, 2013

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444,
Incorporated by Reference.